QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BEACON POWER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, $0.01 par value per share
	(2)	Aggregate number of securities to which transaction applies: As of the date of the filing of this joint proxy statement, 19,076,222.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        As of the date of the filing of this joint proxy statement, the proposed aggregate value of the transaction for purposes of calculating the filing fee is $59,994,718.19. The aggregate value is the sum of (i) the product of 16,381,900 (the number of shares of Common Stock to be issued to the stockholders of NxtPhase T&D Corporation) and $3.145 (the average of the high and low prices per share of Common Stock reported on NASDAQ on September 28, 2005) and (ii) the product of 2,694,322 (the number of shares of Common Stock underlying restricted stock units to be issued to the employees of NxtPhase T&D Corporation) and $3.145 (the average of the high and low prices per share of Common Stock reported on NASDAQ on September 28, 2005).

	(4)	Proposed maximum aggregate value of transaction: $59,994,718.19
	(5)	Total fee paid: $7,061.38
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

        On behalf of the board of directors and management of both Beacon Power Corporation and NxtPhase T&D Corporation, we are pleased to deliver our joint proxy statement for the proposed business combination involving Beacon and NxtPhase to be effected pursuant to a plan of arrangement under Section 192 of the Canada Business Corporations Act.

        Under the terms of the arrangement agreement, each share of issued and outstanding NxtPhase common stock or Class A preferred stock will be exchanged for the right to receive shares of Beacon common stock (and related preferred share purchase rights), based on a formula, with cash paid in lieu of any fractional shares, as more fully described in the enclosed joint proxy statement. This formula values each share of Beacon common stock at $0.9186. We estimate that each share of NxtPhase common stock and NxtPhase Class A preferred stock will be converted into the right to receive approximately 6.05 shares of Beacon common stock and as an example, a holder of 10 shares of NxtPhase Class A preferred stock and 10 shares of NxtPhase common stock would receive 121 shares of Beacon common stock. This estimate is based on certain assumptions and subject to certain adjustments as set forth in this joint proxy statement. The exact number of shares of Beacon common stock you will receive for each of your shares of NxtPhase common stock and NxtPhase Class A preferred stock will be determined after the Beacon Special Meeting and NxtPhase Special Meeting to vote on the plan of arrangement proposal described below. In addition, Beacon will issue to employees of NxtPhase restricted stock units pursuant to Beacon's Second Amended and Restated 1998 Stock Incentive Plan.

        We estimate that Beacon will issue approximately 16,381,900 shares of common stock to NxtPhase shareholders and restricted stock units covering approximately 2,694,000 shares of common stock to NxtPhase employees. Beacon will issue a fixed number of shares regardless of fluctuations in the value of Beacon common stock or of NxtPhase shares prior to the effective date of the plan of arrangement. Immediately after the plan of arrangement is consummated, NxtPhase stockholders will hold approximately            % of the then-outstanding shares of Beacon common stock, based on the number of shares of Beacon common stock and NxtPhase common stock and Class A preferred stock outstanding on                        , 2005. Beacon stockholders will continue to own their existing shares of Beacon common stock, which will not be affected by the plan of arrangement.

        Beacon stockholders will also consider and vote upon a proposal to increase the number of authorized shares of Beacon common stock from 110,000,000 shares to 170,000,000 shares. The plan of arrangement will not be completed unless the Beacon stockholders also approve this proposal.

        Beacon common stock is traded on the NASDAQ SmallCap Market under the trading symbol "BCON." On                        , 2005, Beacon common stock closed at $                        per share as reported on the NASDAQ SmallCap Market.

        More information about Beacon, NxtPhase, the plan of arrangement and other proposal to be considered by the Beacon stockholders at the Beacon Special Meeting is contained in this joint proxy statement. We urge you to read this joint proxy statement in its entirety, including the section entitled "Risk Factors" beginning on page 16, before voting.

        Your vote is very important. Whether or not you plan to attend the Beacon Special Meeting or the NxtPhase Special Meeting, please take the time to vote by completing and mailing to us the enclosed proxy card or by submitting your voting instructions over the Internet or by telephone, if those options are available to you.

Sincerely yours,
/s/ F. WILLIAM CAPP F. William Capp Chief Executive Officer Beacon Power Corporation	/s/ ANDREA JOHNSTON Andrea Johnston Chief Executive Officer NxtPhase T&D Corporation

        This joint proxy statement is dated                        , 2005 and is first being mailed to stockholders of Beacon Power Corporation on or about                         , 2005 and to stockholders of NxtPhase T&D Corporation on or about                        , 2005.

BEACON POWER CORPORATION
234 Ballardvale Street
Wilmington, Massachusetts 01887

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held                        , 2005

To our Stockholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Beacon Power Corporation, a Delaware corporation, will be held at our corporate headquarters located at 234 Ballardvale Street, Wilmington, Massachusetts 01887, on                        ,    , 2005, at 10:00 a.m., local time, for the following purposes:

             1.  To consider and vote upon a proposal to approve the Plan of Arrangement with NxtPhase T&D Corporation and its related Arrangement Agreement, dated as of April 22, 2005 and amended as of September 27, 2005 (the "Arrangement Agreement") among Beacon, NxtPhase T&D Corporation and Beacon Acquisition Co., a wholly owned subsidiary of Beacon, pursuant to which Beacon Acquisition Co. will acquire all of the issued and outstanding securities of NxtPhase. As a part of the Plan of Arrangement, (a) each outstanding share of NxtPhase common stock or Class A preferred stock will be exchanged for the right to receive shares of Beacon common stock, par value $0.01 per share (and related preferred share purchase rights), based on a formula which values each share of Beacon common stock at $0.9186, with cash paid in lieu of any fractional shares and (b) Beacon will issue to employees of NxtPhase restricted stock units covering approximately 2,694,000 shares of Beacon common stock pursuant to its Second Amended and Restated 1998 Stock Incentive Plan, all as more fully set forth in the accompanying joint proxy statement and in the Arrangement Agreement, a copy of which is attached hereto as Annex A;

             2.  To approve an amendment to our Sixth Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of common stock issuable from 110,000,000 to 170,000,000; and

             3.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of any or all of the above matters presented at the Beacon Special Meeting to approve those matters.

        The foregoing items of business are more fully described in this joint proxy statement accompanying this Notice.

        All Beacon stockholders are cordially invited to attend the Beacon Special Meeting. Even if you plan to be present, the Beacon board of directors requests that you promptly complete, sign, date and mail the enclosed proxy or vote by telephone or the Internet. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

        The Beacon board of directors has fixed the close of business on                        , 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the Beacon Special Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Beacon Special Meeting.

By Order of the Board of Directors,

/s/ JAMES M. SPIEZIO James M. Spiezio Secretary
Wilmington, Massachusetts , 2005

Whether or not you expect to attend the Beacon Special Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided or vote by telephone or the Internet to ensure your representation at the Beacon Special Meeting. If you send in your proxy card and then decide to attend the Beacon Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in this joint proxy statement.

NXTPHASE T&D CORPORATION
2635 LILLOOET STREET
VANCOUVER, BRITISH COLUMBIA
CANADA V5M 4P7

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held                        , 2005

To our Stockholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of NxtPhase T&D Corporation, a Canadian corporation, will be held at our corporate headquarters located at 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7, on                        ,    , 2005, at 10:00 a.m., local time, for the following purposes:

             1.  To consider and vote upon a proposal to adopt a Plan of Arrangement pursuant to an Arrangement Agreement (the "Plan of Arrangement"), dated as of April 22, 2005 and amended as of September 27, 2005 among NxtPhase, Beacon Power Corporation and Beacon Acquisition Co., a wholly owned subsidiary of Beacon, pursuant to which Beacon Acquisition Co. will acquire all of the issued and outstanding securities of NxtPhase. As a part of the Plan of Arrangement, (a) each outstanding share of NxtPhase common stock or Class A preferred stock will be exchanged for the right to receive shares of Beacon common stock, par value $0.01 per share (and related preferred share purchase rights), based on a formula which values each share of Beacon common stock at $0.9186, with cash paid in lieu of any fractional shares and (b) Beacon will issue to employees of NxtPhase restricted stock units covering approximately 2,694,000 shares of Beacon common stock pursuant to its Second Amended and Restated 1998 Stock Incentive Plan, all as more fully set forth in the accompanying joint proxy statement and in the Arrangement Agreement, a copy of which is attached hereto as Annex A.

             2.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Plan of Arrangement at the NxtPhase Special Meeting.

        The NxtPhase stockholders of record at the close of business on                        , 2005 are entitled to notice of, and to vote at, the NxtPhase Special Meeting and any adjournment or postponement thereof. At the close of business on the record date, NxtPhase had            shares of common stock and                        shares of Class A preferred stock outstanding and entitled to vote.

        Your vote is important. In order to adopt the Plan of Arrangement, we need the affirmative vote of holders of two-thirds of NxtPhase common stock and Class A preferred stock casting votes in person or by proxy at the NxtPhase Special Meeting, voting together. Even if you plan to attend the NxtPhase Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the NxtPhase Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be counted as a vote for the adoption of the Plan of Arrangement. If you fail to return your proxy card, your shares will not be counted for purposes of determining whether a quorum is present at the NxtPhase Special Meeting and will not have an effect on the adoption of the Plan of Arrangement.

        Except as indicated below, you are entitled to exercise dissent rights and be paid fair value for your shares in connection with the Plan of Arrangement.

        NxtPhase stockholders who are parties to an Investor Rights Agreement dated November 12, 2004 have agreed not to exercise dissent rights and to take all actions necessary to consummate the acquisition by Beacon of NxtPhase, including voting in favor of the Plan of Arrangement. Excluding interested directors who recused themselves, the NxtPhase board of directors, recognizing the prior agreements of these stockholders, unanimously recommends that NxtPhase stockholders vote "FOR" each of the two proposals summarized above and further described in this joint proxy statement.

By Order of the Board of Directors,

/s/ ANDREA JOHNSTON Andrea Johnston Secretary
Vancouver, British Columbia, Canada , 2005

Whether or not you expect to attend the NxtPhase Special Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation at the NxtPhase Special Meeting. If you send in your proxy card and then decide to attend the NxtPhase Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in this joint proxy statement.

i

Date, Time and Place	45
Matters to be Considered at the NxtPhase Special Meeting	45
Recommendation of the Board of Directors	45
Record Date	45
Quorum	45
Stockholders Entitled to Vote	46
Vote Required	46
Voting Agreements	46
Proxies	46
Other Business; Adjournments	46
Revocability of Proxies	47
Solicitation of Proxies and Expenses	47
BEACON AND NXTPHASE PROPOSAL NO. 1—THE PLAN OF ARRANGEMENT	48
Effect of the Plan of Arrangement; What NxtPhase Stockholders and NxtPhase Employees will Receive in the Plan of Arrangement; Increase in Authorized Common Stock under Beacon Certificate of Incorporation	48
Background of the Plan of Arrangement	50
Recent Developments	53
Beacon's Reasons for the Plan of Arrangement	54
Beacon Required Vote and Board of Directors Recommendation	57
NxtPhase's Reasons for the Plan of Arrangement	58
Opinions of Beacon's Financial Advisors	58
Ardour Capital Investments, LLC	58
Black Point Partners, Inc.	63
Evans & Evans, Inc.	72
No Financial Advisor Opinion for NxtPhase	79
Opinion of Lang Michener LLP	79
Interests of Certain Persons in the Plan of Arrangement	80
Board of Directors and Management After the Plan of Arrangement	82
Material United States and Canadian Federal Income Tax Consequences of the Plan of Arrangement	82
Material United States Federal Income Tax Consequences	82
Material Canadian Federal Income Tax Consequences	88
Court Approval and Completion of the Arrangement	93
Accounting Treatment	93
Resale of Beacon Common Stock to be Issued in the Plan of Arrangement	94
NASDAQ Notification with respect to Beacon Common Stock to be Issued in the Plan of Arrangement	96
Dissenters' Appraisal Rights	96
Regulatory Approval	98
THE PLAN OF ARRANGEMENT	99
Terms of the Plan of Arrangement and Arrangement Agreement	99
Termination of Arrangement Agreement	104
Expenses	104
Amendment of Arrangement Agreement	104
Effective Date of the Plan of Arrangement	104
Directors' and Officers' Insurance	104
VOTING AGREEMENTS	105
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BEACON	106

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF NXTPHASE	108
MATERIAL CONTRACTS BETWEEN NXTPHASE OR ITS AFFILIATES AND BEACON OR ITS AFFILIATES	111
Agreements and Arrangements with Beacon	111
Agreements and Arrangements with NxtPhase	112
BUSINESS OF BEACON	113
Overview	113
Products and Markets	114
Technology	117
Research and Development	117
Manufacturing	118
Approvals and Certifications	118
Sales and Marketing	118
Backlog	119
Customer Service	119
Competition	119
Intellectual Property	120
Government Regulation	120
Employees	121
Properties	121
Legal Proceedings	121
BEACON MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF JUNE 30, 2005	122
Overview	122
Results of Operations	123
Liquidity and Capital Resources	125
BEACON MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2004	127
Overview	127
Results of Operations	128
Liquidity and Capital Resources	131
BEACON'S CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	134
BEACON QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK	134
BUSINESS OF NXTPHASE	135
Overview	135
Trends in the Electrical Utility Industry	135
NxtPhase Solutions	136
Intellectual Property	140
Research and Development	140
Manufacturing	141
Sales and Marketing	141
Government Regulation	141
Facilities	142
Employees	142
Legal Proceedings	142
NXTPHASE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF JUNE 30, 2005	143
Overview	143

Results of Operations	143
Liquidity and Capital Resources	144
NXTPHASE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2004	146
Overview	146
Results of Operations	146
Liquidity and Capital Resources	147
NXTPHASE CORPORATION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF AUGUST 16, 2004	149
Overview	149
Results of Operations	149
Liquidity and Capital Resources	151
NXTPHASE CORPORATION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2003	152
Overview	152
Results of Operations	153
Liquidity and Capital Resources	155
Inflation	155
DESCRIPTION OF BEACON CAPITAL STOCK	156
Common Stock	156
Preferred Stock	156
Rights Agreement	156
Dividends	157
Other Rights	157
Warrants	158
Limitation of Liability and Indemnification	159
Provisions of Certificate of Incorporation and By-laws Which May Have Anti-Takeover Effect	159
Special Meetings of Stockholders	159
Director Vacancies and Removal	159
Amendment of By-laws	160
Statutory Business Combination Provision	160
Trading on the NASDAQ SmallCap Market	160
Transfer Agent and Registrar	160
COMPARATIVE RIGHTS OF BEACON AND NXTPHASE STOCKHOLDERS	161
Authorized Common Stock	162
Authorized Preferred Stock	162
Voting Stock	162
Transfer of Capital Stock	162
Special Meetings of Stockholders	162
Adjournments	163
Action by Written Consent of the Stockholders	163
Notice of Board Nomination and Other Stockholder Business	163
Number and Election of Directors	164
Classified Board of Directors	164
Quorum for Meetings of Directors	164
Removal of Directors; Vacancies	164
Notice of Special Meetings of the Board of Directors	165
Amendments to Certificate of Incorporation	165

Amendments to By-laws	165
Rights Agreement	165
Indemnification	166
Effect of the Delaware Anti-Takeover Statute; Interested Stockholder Transactions	166
DIRECTORS AND EXECUTIVE OFFICERS OF BEACON AFTER THE PLAN OF ARRANGEMENT	167
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	172
Plan of Arrangement	172
Investment Agreement	173
Advances to Certain Officers	173
Indemnification Agreements with Beacon Directors and Officers	174
Agreement with GE Corporation Research and Development	174
BEACON PROPOSAL NO. 2—AMENDMENT OF BEACON'S SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK ISSUABLE FROM 110,000,000 TO 170,000,000	175
Background	175
Purpose and Effect of the Amendment	175
Required Vote and Board of Directors Recommendation	177
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF BEACON AND NXTPHASE	178
INDEPENDENT AUDITORS	187
LEGAL MATTERS	187
OTHER MATTERS	187
HOUSEHOLDING OF PROXY MATERIALS FOR BEACON STOCKHOLDERS	187
WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT BEACON	188
DOCUMENTS INCORPORATED BY REFERENCE BY BEACON	188
APPROVAL OF DIRECTORS OF NXTPHASE	190
INDEX TO NXTPHASE T&D CORPORATION CONSOLIDATED FINANCIAL STATEMENTS	FS-1
INDEX TO NXTPHASE CORPORATION CONSOLIDATED FINANCIAL STATEMENTS	FS-29
ANNEX A—Arrangement Agreement dated as of April 22, 2005 by and among Beacon Power Corporation, NxtPhase T&D Corporation and Beacon Acquisition Co. and First Amendment dated as of September 27, 2005 by and among Beacon Power Corporation, NxtPhase T&D Corporation and Beacon Acquisition Co.	A-1
ANNEX B—Form of NxtPhase Stockholder Letter Agreement	B-1
ANNEX C—Interim Order and Notice of Application for Final Order	C-1
ANNEX D—Section 190 of the Canadian Business Corporations Act	D-1
ANNEX E—Opinion of Ardour Capital Investments, LLC dated March 15, 2005	E-1
ANNEX F—Opinion of Black Point Partners, Inc. dated April 22, 2005	F-1
ANNEX G—Valuation Report of Evans & Evans, Inc. dated March 18, 2005	G-1
ANNEX H—Purchase Price Allocation Report of Evans & Evans, Inc. dated March 18, 2005	H-1
ANNEX I—Limited Appraisal Reconciliation Assessment of Evans & Evans, Inc. dated April 19, 2005	I-1
ANNEX J—Opinion of Lang Michener LLP dated April 20, 2005	J-1
ANNEX K—Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation of Beacon Power Corporation	K-1

v

QUESTIONS AND ANSWERS FOR BEACON AND NXTPHASE STOCKHOLDERS

Q:
Why am I receiving this joint proxy statement and proxy card?

A:
You are receiving this joint proxy statement and proxy card from us because you own shares of common stock of Beacon or shares of common stock or Class A preferred stock of NxtPhase. This joint proxy statement describes proposals on which stockholders of Beacon will be asked to vote at the Beacon special meeting and proposals on which stockholders of NxtPhase will be asked to vote at the NxtPhase special meeting. It also gives you information on these issues so that you can make an informed decision.

  FOR BEACON STOCKHOLDERS

  As a Beacon stockholder you are being asked to vote upon all the proposals presented in this joint proxy statement.

  The proposals that Beacon stockholders are being asked to vote upon are:

  •
  Approval of the plan of arrangement and the related arrangement agreement, dated as of April 22, 2005 and amended as of September 27, 2005, among NxtPhase T&D Corporation, Beacon and Beacon Acquisition Co., a wholly owned subsidiary of Beacon;

  •
  Approval of an amendment to Beacon's Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of Beacon common stock authorized for issuance from 110,000,000 to 170,000,000; and

  •
  Approval to transact other business that may properly come before the Beacon special meeting, including adjournment of the meeting, if necessary, to solicit additional votes to adopt or approve any of the preceding proposals.

  Approval of the plan of arrangement is contingent on approval of the amendment to Beacon's Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of Beacon common stock authorized for issuance from 110,000,000 to 170,000,000. If this proposal is not approved by the Beacon stockholders, the plan of arrangement cannot be consummated and the arrangement agreement would be terminated.

  We urge you to read carefully all the information presented in this joint proxy statement so that you can make an informed decision on the proposals you will be asked to consider at the Beacon special meeting.

  FOR NXTPHASE STOCKHOLDERS

  As a NxtPhase stockholder you are being asked to vote on two proposals presented in this joint proxy statement.

  The two proposals that NxtPhase stockholders are being asked to vote upon are:

  •
  Adoption of the arrangement agreement and approval of the plan of arrangement; and

  •
  Approval to transact other business that may properly come before the NxtPhase special meeting, including adjournment of the NxtPhase special meeting to a later date, if necessary, to solicit additional votes to adopt or approve the preceding proposal.

  We urge you to read carefully all the information presented in this joint proxy statement so that you can make an informed decision on the proposal to adopt the arrangement agreement and approve the plan of arrangement that you will be asked to consider at the NxtPhase special meeting.

  Although the information presented in this joint proxy statement under the headings "Beacon Proposal No. 2—Amendment of Beacon's Sixth Amended and Restated Certificate of Incorporation to Increase the Aggregate Number of Shares of Common Stock Issuable from 110,000,000 to 170,000,000," is not directly applicable to your decision regarding the plan of arrangement proposal (and NxtPhase stockholders cannot vote on this proposal), this section addresses important matters that the current Beacon stockholders will vote upon at the Beacon special meeting. If the Beacon stockholders approve this proposal, the proposal will be implemented prior to or upon completion of the plan of arrangement.

FOR ALL STOCKHOLDERS

Q:
Why is my vote important?

A:
If you do not return your proxy card or vote at the applicable stockholders' meeting, it will be more difficult for Beacon and NxtPhase to obtain the necessary quorums to hold their respective stockholders' meetings. The plan of arrangement must be approved by an affirmative vote of holders of two thirds of the common stock and Class A preferred stock casting votes in person or by proxy at the NxtPhase special meeting, voting together. The plan of arrangement must be approved by a majority of the shares of Beacon common stock that are voted at the Beacon special meeting, assuming a quorum is established.

  The plan of arrangement will not be consummated unless the Beacon stockholders also approve the proposal to amend Beacon's Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of Beacon common stock authorized for issuance from 110,000,000 to 170,000,000. This proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Beacon common stock entitled to vote on these proposals.

Q:
What is the recommendation of the Beacon board of directors as to the plan of arrangement proposal described in this joint proxy statement?

A:
At its meetings held on September 7, 2005, September 13, 2005, September 15, 2005, September 19, 2005, September 20, 2005 and September 21, 2005, the special committee of Beacon's board of directors received advice from its special counsel concerning its fiduciary duties under Delaware law and considered all the facts and circumstances important to recommending whether to vote in favor of or against the plan of arrangement. The special committee concluded that all the reasons for the plan of arrangement remained valid and unchanged. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon's Reasons for the Plan of Arrangement.") The special committee also noted, however, that based upon the trading price of Beacon's common stock in August and September 2005 the value of the consideration being paid for NxtPhase had increased above the ranges in the fairness opinions obtained from Ardour and Black Point. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Recent Developments.") After carefully considering this information and the advice of its special counsel and of its financial advisor, and after extensive discussion, the special committee concluded that, given the prevailing price of Beacon common stock, it could not recommend the transaction at the share price as of September 21, 2005. This conclusion is necessarily based upon the information available through that date, and values and conditions may change after that date. The special committee acknowledged that the relative values of Beacon and NxtPhase may change in the future, and a sufficient change could cause the special committee to change its recommendation.

  On September 21, 2005, the special committee advised Beacon's board of directors of its conclusion and recommended that the board include this fact in this joint proxy statement. The board unanimously accepted the special committee's conclusion and recommendation, with two directors (Messrs. Socha and Fox, being officers of Perseus, L.L.C., an affiliate of significant stockholders of both Beacon and NxtPhase) abstaining.

Q:
What is the recommendation of the Beacon board of directors as to the proposals to increase its authorized common stock and to permit the transaction of other business?

A:
The Beacon board of directors unanimously recommends that Beacon stockholders vote "FOR" the amendment to the Beacon Sixth Amended and Restated Certificate of Incorporation regarding the increase in the aggregate number of shares of common stock authorized, and "FOR" the proposal to permit the transaction of other business, including permitting the adjournment of the Beacon special meeting, if necessary, to solicit additional proxies in favor of the preceding proposals.

Q:
What is the recommendation of the NxtPhase board of directors as to the plan of arrangement proposal described in this joint proxy statement?

A:
NxtPhase stockholders, representing 100% of the outstanding Class A preferred stock and 98% of the outstanding common stock, are parties to an Investor Rights Agreement dated November 12, 2004. These stockholders agreed in the Investor Rights Agreement not to exercise dissent rights and to take all actions necessary to consummate the acquisition by Beacon of NxtPhase, including voting in favor of the plan of arrangement proposal. Excluding interested directors who recused themselves, the NxtPhase board of directors, recognizing the prior agreements of these stockholders, unanimously recommends that NxtPhase stockholders vote "FOR" the plan of arrangement proposal.

Q:
As a NxtPhase stockholder, what will I receive in the plan of arrangement?

A:
If the plan of arrangement is completed, each share of NxtPhase common stock and each share of NxtPhase Class A preferred stock that you own will be exchanged for the right to receive shares of Beacon common stock and related preferred share purchase rights based on a formula which values Beacon common stock at $0.9186 per share. Under the terms of the arrangement agreement, the exchange ratio calculation is based on a formula and will not be changed to reflect fluctuations in the market price of the common stock of Beacon. Assuming NxtPhase takes certain actions and refrains from taking certain actions between the date of signing of the arrangement agreement and the closing of the plan of arrangement, as more fully described in this joint proxy statement, the exchange ratio would be 6.05 and, as an example, a holder of 10 shares of NxtPhase Class A preferred stock and 10 shares of NxtPhase common stock would receive 121 shares of Beacon common stock. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—The Plan of Arrangement—Terms of the Plan of Arrangement and the Arrangement Agreement."

  You will not receive fractional shares of Beacon common stock. Instead, you will receive the cash value of any fractional share of Beacon common stock that you might otherwise have been entitled to receive.

Q:
Are there any risks related to the proposed transaction or any risks related to owning Beacon common stock?

A:
Yes. You should carefully review the risk factors beginning on page            .

Q:
When and where will the Beacon special meeting be held?

A:
The Beacon special meeting will take place on                        , 2005, at 234 Ballardvale Street, Wilmington, Massachusetts 01887, commencing at 10:00 a.m., local time. For more information regarding the Beacon special meeting, please see "The Beacon Special Meeting" on page            .

Q:
I am a Beacon stockholder. What happens if I don't indicate how to vote my proxy?

A:
If you properly return your proxy card, but do not include instructions on how to vote, your shares of Beacon common stock will be counted for purposes of determining whether a quorum is present at the Beacon special meeting and for purposes of determining the total number of votes cast on each Beacon proposal described in this joint proxy statement. If you do not indicate how to vote on your proxy card, your shares of Beacon common stock will be voted "FOR" the plan of arrangement proposal, "FOR" the amendment to the Beacon Sixth Amended and Restated Certificate of Incorporation regarding the increase in the aggregate number of shares of common stock authorized, and "FOR" the proposal to permit the transaction of other business, including permitting the adjournment of the Beacon special meeting, if necessary, to solicit additional proxies in favor of the preceding proposals. Beacon's management does not currently intend to bring any other proposals to the Beacon special meeting other than the foregoing proposals and does not expect any shareholder proposals. If other proposals requiring the vote of shareholders are brought before the Beacon special meeting in a proper manner, the persons named in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment.

Q:
I am a Beacon stockholder. What happens if I abstain from voting on a proposal?

A:
If you return your proxy with instructions to abstain from voting on any of the Beacon proposals, your shares will be counted for purposes of determining whether a quorum is present at the Beacon special meeting and for purposes of determining the total number of votes cast on each Beacon proposal described in this joint proxy statement. An abstention with respect to a proposal has the legal effect of a vote "AGAINST" the proposal.

Q:
I am a Beacon stockholder. What happens if I don't return a proxy card or otherwise don't vote?

A:
Your failure to return your proxy card or otherwise vote will mean that your shares will not be counted toward determining whether a quorum is present at the Beacon special meeting. In addition, failure to vote will have the effect of reducing the number of votes cast at the Beacon special meeting, thereby reducing the number of votes needed to approve the Beacon proposals described in this joint proxy statement and any other matters that may properly come before the Beacon special meeting, other than the proposed amendment to the Sixth Amended and Restated Certificate of Incorporation, which requires the affirmative votes of a majority of the outstanding shares of Beacon common stock entitled to vote on this proposal.

Q:
When and where will the NxtPhase special meeting be held?

A:
The NxtPhase special meeting will take place on                        , 2005 at 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7, at 10:00 a.m., local time. For detailed information about the NxtPhase special meeting, see "The NxtPhase Special Meeting" on page            .

Q:
What do I need to do now?

A:
After you have carefully read this document, please complete, sign and date your proxy card and return it in the enclosed postage-paid return envelope as soon as possible. This will enable your shares to be represented and voted at the Beacon special meeting or the NxtPhase special meeting, as the case may be. Beacon stockholders who own their shares of record also may submit a proxy over the Internet or by telephone. For specific instructions on how to use the Internet or the telephone to submit a proxy, please refer to the instructions on your proxy card.

Q:
Can I change my vote?

A:
Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at the applicable stockholders' meeting by:

•
delivering to the Secretary of Beacon or NxtPhase, as applicable, a signed written notice of revocation;

•
delivering to the Secretary of Beacon or NxtPhase, as applicable, a later-dated, signed proxy card;

  •
  attending your company's stockholder meeting and voting in person. However, your attendance alone will not revoke your proxy; or

  •
  in the case of Beacon stockholders, using the telephone or Internet as described in this document.

  If your shares are held in a "street name" account, you must timely contact your broker, bank or other nominee to change your vote.

Q:
Can I attend the meeting and vote my shares in person?

A:
Yes. All stockholders are invited to attend their company's stockholders meeting. Stockholders of record can vote in person at their company's stockholder meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker, bank or other nominee how you can vote at the meeting.

Q:
If my Beacon shares are held in "street name" by my broker or bank, will my broker or bank vote my shares for me?

A:
With respect to the proposals for the approval of the plan of arrangement, your broker or bank will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker or bank regarding how to instruct your broker or bank to vote your shares.

  Brokers or banks holding shares in street name have the authority to vote in favor of increasing the number of authorized shares of Beacon common stock when they have not received contrary instructions from the beneficial owners.

Q:
If I am a NxtPhase stockholder, should I send in my stock certificates now?

A:
No. A transmittal form with instructions concerning the surrender of NxtPhase stock certificates will be mailed to you by Beacon promptly after completion of the plan of arrangement, if approved. Please do not send your stock certificates with your proxy.

Q:
Who can help answer my questions?

A:
For Beacon stockholders, please contact Investor Relations at Beacon Power Corporation, 234 Ballardvale Street, Wilmington, Massachusetts 01887, tel. (978) 661-2825, or by e-mail to investors@beaconpower.com. You also may obtain additional information about Beacon from the documents filed with the Securities and Exchange Commission or by following the instructions in the section entitled "Where You Can Find Additional Information About Beacon" on page     .

  For NxtPhase stockholders, please contact Curtis Sikorsky at NxtPhase T&D Corporation, 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7, tel. (604) 215-9822, or by e-mail to csikorsky@nxtphase.com.

SUMMARY

        This summary highlights certain information about the plan of arrangement proposal contained elsewhere in this joint proxy statement. To understand the plan of arrangement fully, we encourage you to read this entire joint proxy statement, including the arrangement agreement and the other attached annexes, and the documents incorporated by reference in this joint proxy statement. All information concerning Beacon included or incorporated by reference in this document has been furnished by Beacon, and all information concerning NxtPhase included in this document has been furnished by NxtPhase.

        Beacon Power®, the Beacon logo, Smart Power, Smart Energy and Smart Energy Matrix are trademarks of Beacon Power Corporation. NxtPhase®, the NxtPhase logo, TESLA, NXCT, NXVT and NXVCT are trademarks of NxtPhase T&D Corporation. All other trademarks appearing or incorporated by reference into this joint proxy statement are the property of their respective owners.

Background of the Plan of Arrangement (See pages    and    )

        Beacon obtained an option to acquire the outstanding securities of NxtPhase from Perseus 2000, L.L.C., the largest shareholder of NxtPhase and an affiliate of the largest shareholder of Beacon. Perseus 2000, L.L.C. received the option, and the right to assign it to Beacon or a Beacon affiliate, in connection with the Class A preferred shares financing of NxtPhase in November 2004. Perseus 2000, L.L.C. assigned the option to acquire NxtPhase to Beacon on April 22, 2005 and Beacon exercised the option the same day.

Parties to the Plan of Arrangement (See pages    and    )

        Beacon Power Corporation.    Beacon designs, develops, configures and offers for sale advanced products and services to support more stable and reliable electricity grid operation. Its primary focus is its Smart Energy Matrix, a design concept for a megawatt-level, utility-grade flywheel-based solution to provide frequency regulation to grid operators around the world. The principal executive offices of Beacon are located at 234 Ballardvale Street, Wilmington, Massachusetts 01887, and its telephone number is (978) 694-9121.

        Beacon Acquisition Co.    Beacon Acquisition Co. is a wholly owned subsidiary of Beacon organized under the laws of Nova Scotia, Canada. It was incorporated solely for the purposes of the plan of arrangement and is engaged in no other business. The principal executive offices of Beacon Acquisition Co. are located at 234 Ballardvale Street, Wilmington, Massachusetts 01887, and its telephone number is (978) 694-9121.

        NxtPhase T&D Corporation.    NxtPhase develops, manufactures and markets products to improve the stability and reliability of the generation, transmission and distribution of high voltage electric power. Its optical current and voltage sensing products and its digital recorders and relays help electricity providers increase the amount of power that can be safely distributed over the grid by providing more accurate digital information than conventional technologies. These products provide operators with information required to better understand the causes of and to protect against blackouts. NxtPhase is a privately held company with sales and manufacturing operations in the United States and Canada. The principal executive offices of NxtPhase are located at 2635 Lillooet Street, Vancouver, British Columbia, Canada, V5M 4P7, and its telephone number is (604) 215-9822.

NxtPhase's Stockholders Will Receive Beacon Common Stock in the Plan of Arrangement (See page     )

        Beacon, Beacon Acquisition Co. and NxtPhase are parties to an arrangement agreement. In the plan of arrangement, each outstanding share of NxtPhase common stock or Class A preferred stock will be exchanged for the right to receive shares of Beacon common stock (and related preferred share purchase rights), based on a formula which values Beacon common stock at $0.9186 per share, and cash will be paid in lieu of any fractional shares. Assuming NxtPhase takes certain actions and refrains from taking certain actions between the date of signing of the arrangement agreement and the closing of the plan of arrangement, as more fully described in the enclosed joint proxy statement, the exchange ratio would be 6.05 and, as an example, a holder of 10 shares of NxtPhase Class A preferred stock and 10 shares of NxtPhase common stock would receive 121 shares of Beacon common stock. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Effect of the Plan of Arrangement; What NxtPhase Stockholders and NxtPhase Employees will Receive in the Plan of Arrangement; Increase in Authorized Common Stock under Beacon Certificate of Incorporation."

        We estimate that Beacon will issue approximately 16,381,900 shares of common stock to NxtPhase shareholders in the plan of arrangement. Immediately after consummation of the plan of arrangement, the former NxtPhase stockholders, in the aggregate, will own approximately            % of the outstanding shares of Beacon common stock, and the current Beacon stockholders will own approximately            % of the then-outstanding shares of Beacon common stock. Following consummation of the plan of arrangement, the stockholders of Beacon will continue to hold their shares of common stock of Beacon without any change in number, designation, terms or rights.

        If approved, the plan of arrangement is expected to be completed as soon as practicable after the Beacon special meeting and the NxtPhase special meeting.

Appraisal Rights in the Plan of Arrangement (See page     )

        The interim order issued by the Supreme Court of British Columbia, which is attached hereto as Annex C, granted to NxtPhase stockholders dissent rights in accordance with Section 190 of the Canada Business Corporations Act, which is attached hereto as Annex D. NxtPhase stockholders are entitled to exercise dissent rights and be paid fair value for their shares in connection with the plan of arrangement, subject to an agreement by NxtPhase stockholders who are parties to the Investor Rights Agreement dated November 14, 2004 and who collectively hold 100% of the outstanding Class A preferred stock and 98% of the common stock, not to exercise dissent rights to which they may otherwise be entitled. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Voting Agreements."

        The Beacon stockholders are not entitled to any dissent rights in connection with the plan of arrangement or the proposal to increase the authorized number of shares of Beacon common stock.

NxtPhase's Employees Will Receive Beacon Restricted Stock Units in the Plan of Arrangement (See page     )

        As part of the plan of arrangement, Beacon will issue restricted stock units to employees of NxtPhase. Beacon anticipates issuing restricted stock units covering approximately 2,694,000 shares of its common stock to the NxtPhase employees. The vesting schedule of the restricted stock units varies depending on whether the employee is a member of NxtPhase's management.

Material U.S. Federal Income Tax Consequences (See page     )

        In general, the plan of arrangement is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. In that event and subject to the "passive foreign investment company" rules, a NxtPhase stockholder who is a United States person and who holds NxtPhase stock as a capital asset generally should not recognize any gain or loss upon the exchange of NxtPhase stock for Beacon common stock. Subject to the passive foreign investment company rules, a NxtPhase stockholder, who is a United States person, who dissents from the plan of arrangement and is ultimately determined to receive fair value for its Beacon stock will generally recognize a capital gain or loss equal to the difference between the U.S. dollar value of any payment (other than any amount treated as interest) received from NxtPhase and such dissenting stockholder's aggregate adjusted tax basis in the NxtPhase stock in respect of which such stockholder dissented. Any payment received by a dissenting stockholder that is treated as interest will be taxed as ordinary income. Special rules may apply to stockholders who hold (directly, indirectly or through attribution) 10% or more of the voting stock of NxtPhase and such stockholders should consult with their tax advisors regarding these rules.

        The application of the passive foreign investment company rules could change these consequences depending on NxtPhase's status as a passive foreign investment company. NxtPhase makes no representation whether it was or was not a passive foreign investment company for its current taxable year any other taxable year. NxtPhase stock will be treated as stock of a passive foreign investment company held by a U.S. person if, at any time during the holding period of such stock, NxtPhase is a passive foreign investment company. The passive foreign investment company rules are complex and often disadvantageous to United States persons who own shares of a passive foreign investment company. NxtPhase stockholders should see the discussion of the passive foreign investment company rules and the discussion of other U.S. federal income tax consequences set forth under the heading "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Material United States and Canadian Federal Income Tax Consequences of the Plan of Arrangement—Material United States Federal Income Tax Consequences."

Material Canadian Federal Income Tax Consequences (See page     )

        In general, a holder of NxtPhase stock that is resident in Canada for the purposes of the Tax Act and holds such NxtPhase stock as capital property will, upon a conversion or exchange of the NxtPhase stock for Beacon common stock, realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition for such NxtPhase stock, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the NxtPhase stock. Such a holder of NxtPhase stock who dissents from the plan of arrangement will be deemed to be paid a dividend to the extent that the payment by Beacon for such holder's NxtPhase stock exceeds the "paid-up capital" of such NxtPhase stock for the purposes of the Tax Act. Additionally, such a holder of NxtPhase stock will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition for such NxtPhase stock, less the amount of any dividend deemed to be paid to such holder and any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the NxtPhase stock. See the discussion under the heading "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Material United States and Canadian Federal Income Tax Consequences of the Plan of Arrangement—Material Canadian Federal Income Tax Considerations—Residents of Canada."

        In general, a holder of NxtPhase stock that is not resident in Canada for the purposes of the Tax Act and holds such NxtPhase stock as capital property will, upon a conversion or exchange of the NxtPhase stock for Beacon common stock, realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition for such NxtPhase stock, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the NxtPhase stock. As the NxtPhase stock constitutes "taxable Canadian property" for the purposes of the Tax Act, such a holder of NxtPhase stock will be liable to tax under the Tax Act on any capital gain unless the holder is entitled to relief under an applicable tax treaty or convention. Such a holder of NxtPhase stock who dissents from the plan of arrangement will be deemed to be paid a dividend to the extent that the payment for such holder's NxtPhase stock exceeds the "paid-up capital" of such NxtPhase stock for the purposes of the Tax Act. Canadian non-resident withholding tax will apply to such a dividend. Additionally, such a holder of NxtPhase stock will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition of such NxtPhase stock, less the amount of any dividend deemed to be paid to such holder and any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the NxtPhase stock. Any capital gain may be subject to tax under the Tax Act as described above. A holder of NxtPhase stock that is not resident in Canada will be required to give notice to the Canadian tax authorities in respect of such exchange, conversion or transfer of NxtPhase stock. Furthermore, unless a tax clearance certificate is obtained from the

Canadian tax authorities in respect of such exchange, conversion or transfer of NxtPhase stock, Beacon will be required to withhold a portion of the purchase price payable to a holder of NxtPhase stock. See the discussion under the heading "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Material United States and Canadian Federal Income Tax Consequences of the Plan of Arrangement—Material Canadian Federal Income Tax Considerations—Non-Residents of Canada."

Recommendation of the Beacon Board of Directors (See pages     —    )

        As a Senior Managing Director and Managing Director, respectively, of Perseus, L.L.C., an affiliate of significant stockholders of both Beacon and NxtPhase, Kenneth M. Socha, a Beacon director, and Philip J. Deutch, a former Beacon director, recused themselves from the approval of the plan of arrangement and the issuance of Beacon common stock to NxtPhase stockholders. Excluding Messrs. Socha and Deutch, on April 21, 2005, Beacon's board of directors unanimously approved the plan of arrangement and the issuance of Beacon common stock. John C. Fox, a Managing Director of Perseus was elected a Beacon director after Mr. Deutch's resignation on May 6, 2005. Mr. Fox was not a member of Beacon's board on April 21, 2005.

        At its meetings held on September 7, 2005, September 13, 2005, September 15, 2005, September 19, 2005, September 20, 2005 and September 21, 2005, the special committee of Beacon's board of directors received advice from its special counsel concerning its fiduciary duties under Delaware law and considered all the facts and circumstances important to recommending whether to vote in favor of or against the plan of arrangement. The special committee concluded that all the reasons for the plan of arrangement remained valid and unchanged. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon's Reasons for the Plan of Arrangement.") The special committee also noted, however, that based upon the trading price of Beacon's common stock in August and September 2005 the value of the consideration being paid for NxtPhase had increased above the ranges in the fairness opinions obtained from Ardour and Black Point. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Recent Developments.") After carefully considering this information and the advice of its special counsel and of its financial advisor, and after extensive discussion, the special committee concluded that, given the prevailing price of Beacon common stock, it could not recommend the transaction at the share price as of September 21, 2005. This conclusion is necessarily based upon the information available through that date, and values and conditions may change after that date. The special committee acknowledged that the relative values of Beacon and NxtPhase may change in the future, and a sufficient change could cause the special committee to change its recommendation. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        On September 21, 2005, the special committee advised Beacon's board of directors of its conclusion and recommended that the board include this fact in this joint proxy statement. The board unanimously accepted the special committee's conclusion and recommendation, with two directors (Messrs. Socha and Fox, being officers of Perseus) abstaining.

        With respect to the other Beacon proposals described in this joint proxy statement, the Beacon board of directors unanimously recommends that Beacon stockholders vote "FOR" the amendment to the Beacon Sixth Amended and Restated Certificate of Incorporation regarding the increase in the aggregate number of shares of common stock authorized, and "FOR" the proposal to permit the transaction of other business, including permitting the adjournment of the Beacon special meeting, if necessary, to solicit additional proxies in favor of the preceding proposals.

Recommendation of the NxtPhase Board of Directors (See pages     —    )

        NxtPhase shareholders holding an aggregate of 98% of the common stock and 100% of the Class A preferred stock agreed in an Investor Rights Agreement entered into in connection with NxtPhase's Class A financing in November 2004 to grant an option to permit Beacon, as an assignee of Perseus 2000, L.L.C., to acquire all of the outstanding shares of NxtPhase. These shareholders also agreed to take all action to consummate such acquisition of NxtPhase by Beacon in accordance with the terms of the option. Excluding John C. Fox and Lisa M. Schule, interested directors who recused themselves, the NxtPhase board of directors, recognizing the prior agreements of these shareholders, approved the terms and conditions of the arrangement agreement and the plan of arrangement and recommends a vote "FOR" the adoption of the plan of arrangement.

Opinions of Beacon's Financial Advisors (See pages     —    )

        The Beacon board of directors received the opinion of Ardour Capital Investments, LLC, Beacon's financial advisor for the plan of arrangement, that, as of March 15, 2005, the aggregate consideration to be paid by Beacon in connection with the plan of arrangement was fair to the stockholders of Beacon from a financial point of view. A copy of Ardour's opinion is attached as Annex E to this joint proxy statement. We urge you to read this opinion in its entirety for information with respect to the assumptions made, and matters considered, by Ardour in rendering its opinion.

        Because Ardour has served as a financial advisor to Beacon in connection with other matters and received compensation from Beacon for its services, in addition to the opinion of Ardour, a special committee of the Beacon board of directors composed of independent directors obtained the opinion of Black Point Partners, Inc. that, as of April 22, 2005, the aggregate consideration to be paid by Beacon in connection with the plan of arrangement was fair, from a financial point of view, to the Beacon stockholders other than Perseus, L.L.C., a stockholder affiliated with both Beacon and NxtPhase. A copy of Black Point's opinion is attached as Annex F to this joint proxy statement. We urge you to read this opinion in its entirety for information with respect to the assumptions made, and matters considered, by Black Point in rendering its opinion.

        Black Point advised the special committee on August 6, 2005, September 13, 2005, September 21, 2005 and September 26, 2005 that, due to changes described in this joint proxy statement under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Black Point Partners, Inc." beginning on page     , and based upon the analyses it had performed, it believed that it would not be able to render a fairness opinion based on the then current conditions if it were asked to do so. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        Beacon also received from Evans & Evans, Inc. (i) an opinion as to the fair market value of the issued and outstanding shares of NxtPhase as of December 31, 2004, which is attached to this joint proxy statement as Annex G, (ii) an opinion as to the fair value of all tangible and intangible assets of NxtPhase as of December 31, 2004, which is attached to this joint proxy statement as Annex H and (iii) an independent limited appraisal report reconciling previous valuation services work conducted by Ardour and subsequent valuation and appraisal work conducted by Evans & Evans, which is attached to this joint proxy statement as Annex I. We urge you to read these opinions in their entirety for information with respect to assumptions made by Evans & Evans in rendering its opinions.

        As their opinions addressed the fairness of the consideration in connection with the arrangement agreement as of their respective dates, the opinions of Ardour, Black Point and Evans & Evans have not been updated to reflect changes in circumstances, including the change in Beacon's stock price, since their respective dates.

No Financial Advisor Opinion for NxtPhase (See pages     and    )

        Because NxtPhase is owned by a small number of sophisticated investors and because holders of approximately 98% of NxtPhase's outstanding common shares and 100% of NxtPhase's outstanding Class A preferred shares participated in the negotiation of, and agreed to the key terms of, granting Perseus 2000, L.L.C. an option that was assignable to Beacon, to acquire the outstanding shares of NxtPhase capital stock in exchange for shares of Beacon common stock, the board of directors of NxtPhase determined that it was not necessary in the circumstances or in the best interests of the NxtPhase shareholders to obtain an opinion of a financial advisor with respect to the plan of arrangement and incur the related expense.

Opinion Related to NxtPhase Voluntary Foreclosure (See pages     and    )

        In August 2004, NxtPhase's predecessor-in-interest, NxtPhase Corporation, and its subsidiary, NxtPhase, Inc., completed a voluntary foreclosure process resulting in the assets of NxtPhase Corporation and NxtPhase, Inc. being transferred to NxtPhase and its subsidiary, NxtPhase T&D, Inc. Beacon's board of directors received an opinion of Lang Michener LLP, which acted as the realization counsel in connection with the voluntary foreclosure process. The opinion relates to the collateral that was assigned to NxtPhase and states, among other things, that the collateral is free from any interest of NxtPhase Corporation, NxtPhase, Inc. and Perseus 2000, L.L.C. who acted as collateral agent. A copy of Lang Michener's opinion is attached as Annex J to this joint proxy statement and may be relied upon by those entities and persons named in the opinion. We urge you to read this opinion in its entirety for information with respect to the assumptions made, and matters considered, by Lang Michener in rendering its opinion.

Management after the Plan of Arrangement (See pages     and    )

        Following the closing of the transactions contemplated by the plan of arrangement, all members of Beacon's board will continue as directors of Beacon. The executive officers of Beacon after the effective date of the plan of arrangement will include all of the present executive officers of Beacon. In addition, following the effective date of the plan of arrangement, Andrea Johnston, NxtPhase's current Chief Executive Officer, will continue to serve as Chief Executive Officer of NxtPhase, a Beacon subsidiary, and will be an executive officer of Beacon ex officio.

Interests of Certain Persons in the Plan of Arrangement (See page     )

        Some of NxtPhase's directors, executive officers and shareholders have agreements or arrangements that provide them with interests in the plan of arrangement that are different from, or in addition to, your interests.

        In particular, Perseus, L.L.C. and its affiliates are significant stockholders of both Beacon and NxtPhase, and have representatives on both companies' boards of directors. Entities affiliated with Perseus, L.L.C. own, as of the respective NxtPhase and Beacon record dates, approximately 48% of NxtPhase's outstanding common stock, 52% of NxtPhase's outstanding Class A preferred stock, and            % of Beacon's outstanding common stock. Following the consummation of the plan of arrangement, these Perseus entities will receive approximately 8.9 million shares of Beacon common stock, or approximately 47% of the total Beacon shares expected to be issued in the plan of arrangement to NxtPhase stockholders, not including the Beacon restricted stock units to be issued to NxtPhase employees. Perseus will own approximately            % of Beacon's outstanding common stock after the plan of arrangement is completed.

        Based on the one-day volume weighted average price of Beacon common stock on April 22, 2005, the date the arrangement agreement was signed, or $0.8548, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership of approximately 48% of NxtPhase's outstanding common stock and 52% of NxtPhase's outstanding Class A preferred stock will be approximately $7.6 million. Based on the closing price of Beacon stock of $3.67 on September 12, 2005, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership interest of NxtPhase stock is approximately $32.7 million. According to an independent valuation report of NxtPhase prepared on March 18, 2005 by Evans & Evans, Inc., the fair market value of 100% of the issued and outstanding shares of NxtPhase as of December 31, 2004 is in the range of $7,760,000 to $8,930,000. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Evans & Evans, Inc.—Valuation Report on NxtPhase T&D Corporation" on page     of this joint proxy statement.

        As an "affiliate" of NxtPhase within the meaning of Rule 145 promulgated by the Securities Act of 1933, as amended, the shares of Beacon common stock to be received by Perseus in connection with the plan of arrangement will be subject to some restrictions relating to their sale and transfer, but will not be subject to any holding period requirements.

        Andrea Johnston, NxtPhase's Chief Executive Officer, will receive a cash bonus in the amount of $140,000 from NxtPhase following the effective date of the plan of arrangement. In addition, following the effective date of the plan of arrangement, Ms. Johnston will receive a grant of 531,563 restricted stock units and an incentive stock option for 150,000 shares of Beacon common stock pursuant to Beacon's Second Amended and Restated 1998 Stock Incentive Plan. Following the effective date of the plan of arrangement, Ms. Johnston will serve as Chief Executive Officer of NxtPhase, a Beacon subsidiary, and in such capacity will be an executive officer of Beacon entitled to indemnification by Beacon pursuant to its directors' and officers' liability insurance policy.

        Other members of NxtPhase management will, immediately following the effective date of the plan of arrangement, receive grants of restricted stock units pursuant to Beacon's Second Amended and Restated 1998 Stock Incentive Plan as follows: Frederick C. Smith, NxtPhase's Vice President, Operations and Engineering, will receive a grant of 200,954 restricted stock units, Timothy D. Leyshock, NxtPhase T&D Inc.'s Vice President, Sales and Marketing, will receive a grant of 400,867 restricted stock units; James Blake, NxtPhase T&D Inc.'s Vice President, Engineering, will receive a grant of 458,042 restricted stock units; and Curtis Sikorsky, NxtPhase's Vice President of Finance, will receive a grant of 23,823 restricted stock units. In addition, each of these members of NxtPhase management, other than Mr. Sikorsky, will receive incentive stock options for 100,000 shares of Beacon common stock pursuant to Beacon's Second Amended and Restated 1998 Stock Incentive Plan. Mr. Sikorsky will receive an incentive stock option for 10,000 shares of Beacon common stock. These individuals will be officers of NxtPhase or its subsidiary, NxtPhase T&D Inc., both Beacon subsidiaries, following the effective date of the plan of arrangement.

        William E. Stanton, a member of Beacon's board of directors, has served as a consultant to Beacon for services relating to Beacon's due diligence for the plan of arrangement. The aggregate compensation provided to Mr. Stanton to date for these services is approximately $86,000.

        Non-interested members of the Beacon board of directors and the NxtPhase board of directors were aware of the interests described above as they existed in April, 2005 and took them into consideration in determining to approve the plan of arrangement.

Date, Time and Location of the Stockholders Meetings (See page     )

        Beacon Special Meeting.    The Beacon special meeting will be held on                        , 2005 at 10:00 a.m., local time, at Beacon's corporate offices, located at 234 Ballardvale Street, Wilmington, Massachusetts 01887. At the Beacon special meeting, Beacon stockholders will be asked to consider and vote on the plan of arrangement proposal, the proposal to amend the Beacon Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Beacon common stock from 110,000,000 to 170,000,000 and the proposal to permit the transaction of other business, including permitting the adjournment of the Beacon special meeting, if necessary, to solicit additional proxies in favor of the preceding proposals.

        NxtPhase Special Meeting.    The NxtPhase special meeting will be held on                        , 2005 at 10:00 a.m., local time, at NxtPhase's corporate offices, located at 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7. At the NxtPhase special meeting, NxtPhase stockholders will be asked to consider and vote on the plan of arrangement proposal and the proposal to permit the transaction of other business, including permitting the adjournment of the NxtPhase special meeting, if necessary, to solicit additional proxies in favor of the plan of arrangement proposal.

Record Date and Voting Rights for the Stockholders Meetings (See pages     —    )

        Beacon Special Meeting.    Only holders of record of shares of Beacon common stock at the close of business on                        , 2005, the record date, are entitled to vote at the Beacon special meeting and at any adjournments or postponements thereof. On the record date,                         shares of Beacon common stock were outstanding and entitled to vote at the Beacon special meeting and at any adjournments or postponements thereof. Each share of Beacon common stock is entitled to one vote on each matter to be voted upon at the Beacon special meeting.

        NxtPhase Special Meeting.    Only holders of record of shares of NxtPhase common stock and Class A preferred stock at the close of business on                        , 2005, the record date, are entitled to vote at the NxtPhase special meeting. On the record date,                        shares of NxtPhase common stock and                         shares of NxtPhase Class A preferred stock were outstanding and entitled to vote at the NxtPhase special meeting and at any adjournments or postponements thereof. Each share of NxtPhase common stock and Class A preferred stock is entitled to one vote at the NxtPhase special meeting.

Vote Required by Stockholders to Approve the Proposals (See page     )

        Beacon Special Meeting.    The presence at the Beacon special meeting, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of Beacon common stock on the record date is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the Beacon special meeting will be adjourned or postponed in order to solicit additional proxies. Shares of Beacon common stock represented at the Beacon special meeting but not voted, including shares of Beacon common stock for which proxies have been received but for which the holders have abstained, will be treated as present at the Beacon special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

        Assuming a quorum is established, a majority of the total votes cast, in person or by proxy, at the Beacon special meeting must vote in favor to approve the plan of arrangement. The proposal to amend the Beacon Sixth Amended and Restated Certificate of Incorporation must be approved by a majority of the shares of Beacon common stock outstanding that are entitled to vote on this proposal. If you return your proxy with instructions to abstain from voting on any of the Beacon proposals, your shares will be counted for purposes of determining whether a quorum is present at the Beacon special meeting and for purposes of determining the total number of votes cast on each Beacon proposal described in this joint proxy statement. An abstention with respect to a proposal has the legal effect of a vote "AGAINST" the proposal.

        Issuance of the Beacon shares to NxtPhase shareholders and consummation of the plan of arrangement are contingent upon approval by the Beacon stockholders of the proposal to amend the Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Beacon common stock. If this proposal is not approved, the plan of arrangement will not be consummated.

        If a Beacon stockholder signs and returns his or her proxy card but does not indicate voting instructions on any Beacon proposal, the stockholder's shares of Beacon common stock will be vote "FOR" such proposal. Abstaining from voting on any proposal will have the legal effect of voting "AGAINST" such proposal.

        NxtPhase Special Meeting.    For the plan of arrangement proposal to be approved, two-thirds of the total votes cast in person or by proxy by holders of NxtPhase common stock and Class A preferred stock must be cast in favor of the proposal at the NxtPhase special meeting, voting together.

        As of November 12, 2004, NxtPhase and its Class A preferred stockholders entered into an Investor Rights Agreement pursuant to which, among other things, each of the Class A preferred stockholders agreed to take all actions necessary to consummate the plan of arrangement, which includes voting in favor of the plan of arrangement proposal at the NxtPhase special meeting. Parties to this agreement owned approximately 98% of the NxtPhase common stock and 100% of the NxtPhase Class A preferred stock as of the NxtPhase record date.

Beacon and NxtPhase May Amend or Terminate the Arrangement Agreement (See pages     and    )

        Beacon and NxtPhase may amend or terminate the arrangement agreement at any time before the effective date of the plan of arrangement, if the boards of directors of both companies agree to the amendment or termination, subject to any statutory restrictions. Each company also is entitled to terminate the arrangement agreement upon the occurrence of certain specified events, including:

  •
  the failure to obtain the final order of the Supreme Court of British Columbia approving the plan of arrangement and the fairness of its terms and conditions, satisfactory to Beacon and NxtPhase, at or before 5:00 p.m. (Vancouver time) on December 31, 2005;

  •
  the non-fulfillment of conditions precedent set forth in the arrangement agreement, unless such conditions are waived;

  •
  if a receiver or other similar official for Beacon or NxtPhase or for a substantial part of the assets of Beacon or NxtPhase is appointed and such appointment is neither made ineffective nor discharged within 21 days thereafter, or such appointment is consented to, requested by or acquiesced in by the affected party;

  •
  if Beacon or NxtPhase commences a voluntary proceeding under any applicable bankruptcy, insolvency or similar law of any jurisdiction, or consents to the entry of an order for relief in an involuntary proceeding under any such law or to the appointment of or taking possession by a receiver or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of its creditors; or takes corporate or other action in furtherance of any of the foregoing; or

  •
  entry is made against Beacon or NxtPhase of a judgment, decree or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction.

Market Price and Dividend Data (See page     )

        The shares of Beacon common stock are listed on the NASDAQ SmallCap Market. The shares of NxtPhase common stock and Class A preferred stock are not listed on any stock exchange.

        The following table sets forth for the periods indicated the high and low trading prices per share of Beacon common stock, as reported on the NASDAQ SmallCap Market:

	Beacon Common Stock
	High	Low
2002
First Quarter	$1.50	$0.50
Second Quarter	0.58	0.21
Third Quarter	0.31	0.15
Fourth Quarter	0.44	0.14
2003
First Quarter	0.30	0.16
Second Quarter	0.48	0.16
Third Quarter	1.34	0.24
Fourth Quarter	1.54	0.70
2004
First Quarter	1.72	0.71
Second Quarter	0.90	0.27
Third Quarter	0.62	0.25
Fourth Quarter	1.44	0.36
2005
First Quarter	1.43	0.60
Second Quarter	1.22	0.74
Third Quarter (through September 20, 2005)	5.35	1.01

        On April 22, 2005, the last trading day prior to the public announcement of the plan of arrangement, the closing bid price per share of Beacon common stock as reported on the NASDAQ SmallCap Market was $0.84. On                        , 2005, the last trading day for which the closing sale price was available at the time of the printing of this joint proxy statement, the closing bid price per share of Beacon common stock as reported on the NASDAQ SmallCap Market was $            . Beacon has not paid cash dividends on shares of its common stock. NxtPhase has not paid cash dividends on shares of the NxtPhase common stock or the Class A preferred stock.

        As of                        , 2005, there were approximately            holders of Beacon common stock,            holders of NxtPhase common stock, and            holders of NxtPhase Class A preferred stock.

RISK FACTORS

        We urge you to consider carefully the following risks, in addition to the other information in this joint proxy statement, before deciding how to vote on the plan of arrangement. If the plan of arrangement is consummated, then all of the risks set forth under the headings "Risks Related to the Business and Industry of Beacon and NxtPhase," "Risks Related to Beacon's Business and Industry" and "Risks Related to NxtPhase's Business and Industry" will apply to the combined company.

Risks Relating to the Plan of Arrangement

        The Beacon board of directors cannot recommend a vote for the plan of arrangement transaction at the Beacon Power Corporation share price as of September 21, 2005.

        Beacon and NxtPhase entered into the arrangement agreement on April 22, 2005. Prior to entering into the agreement, Beacon's board of directors obtained a fairness opinion from Ardour Capital Investments, LLC, which stated that as of March 15, 2005, the proposed purchase price to be paid by Beacon was fair from a financial point of view to the shareholders of Beacon. You should read Ardour's opinion, which is attached as Annex E to this joint proxy statement.

        Beacon also received from Evans & Evans, Inc. (i) an opinion, dated March 18, 2005, as to the fair market value of the issued and outstanding shares of NxtPhase as of December 31, 2004, which is attached to this joint proxy statement as Annex G, (ii) an opinion, dated March 18, 2005, as to the fair value of all tangible and intangible assets of NxtPhase as of December 31, 2004, which is attached to this joint proxy statement as Annex H and (iii) an independent limited appraisal report, dated April 19, 2005, reconciling previous valuation services work conducted by Ardour and subsequent valuation and appraisal work conducted by Evans & Evans, which is attached to this joint proxy statement as Annex I. We urge you to read these opinions in their entirety.

        In addition, a special committee of Beacon's board of directors obtained a separate fairness opinion from Black Point Partners, Inc. Black Point's opinion stated that as of April 22, 2005, the aggregate consideration to be paid by Beacon in connection with the plan of arrangement was fair, from a financial point of view, to the Beacon stockholders other than Perseus, L.L.C., a stockholder affiliated with both Beacon and NxtPhase. You should read Black Point's opinion, which is attached as Annex F to this joint proxy statement. Black Point advised the special committee on August 6, 2005, September 13, 2005, September 21, 2005 and September 26, 2005 that, due to changes described in this joint proxy statement under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Black Point Partners, Inc." beginning on page     , and based upon the analyses that it had performed it believed that it would not be able to render a new fairness opinion based on the then current conditions if it were asked to do so. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        In the plan of arrangement, each outstanding share of NxtPhase common stock or Class A preferred stock will be exchanged for the right to receive shares of Beacon common stock and related preferred share purchase rights, based on a formula which values Beacon common stock at $0.9186 per share, and cash will be paid in lieu of any fractional shares. The $0.9186 per share value is based on the 20-day volume weighted average price of Beacon common stock as of April 22, 2005, the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed.

        During the twelve months prior to April 22, 2005, Beacon's stock ranged in price between $0.25 and $1.43. On April 22, 2005, Beacon stock traded between $0.82 and $0.86. Subsequent to April 22, 2005 (and principally since early August), Beacon's stock price increased significantly. In the 30-day period ended September 15, 2005, Beacon's common stock generally traded on NASDAQ at prices between $2.65 and $4.91 per share, with significant volume. In view of this significant increase in

Beacon's share price, in August and September 2005 the special committee of directors of Beacon conferred with its financial advisor, Black Point, and with independent legal counsel to determine whether the plan of arrangement remained in the best interest of Beacon and its stockholders. At these meetings, Black Point noted that under the plan of arrangement, the 20-day volume weighted average price of Beacon's common stock was $0.9186 per share, while as of September 13, 2005, the 20-day volume weighted average price of Beacon's common stock was $3.94 per share. Black Point advised the special committee that, based on commonly accepted valuation methodologies, the valuation ranges of NxtPhase had not changed materially since Black Point rendered its fairness opinion in April 2005, Black Point further advised the special committee that, even when applying a significant discount to Beacon's current market price, the market price of the stock to be issued by Beacon in connection with the plan of arrangement, based upon its trading prices during the 30-day period ended September 15, 2005, significantly exceeded the high end of Black Point's range of values for NxtPhase. Accordingly, Black Point expressed to the special committee its view that, based on the analyses that it had performed taking into account only the substantial increase in Beacon's stock price since the rendering of its April 22, 2005 fairness opinion, and the lack of material increase in the value of NxtPhase, Black Point believed that it would not be able to render a new fairness opinion based on the then current conditions if it were asked to do so. Black Point noted to the special committee that the preparation of any fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances. Black Point did not make these determinations because it was not asked to, and did not render, a formal written opinion as to the fairness of the plan of arrangement in view of the events subsequent to April 22, 2005. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        At its meetings held on September 7, 2005, September 13, 2005, September 15, 2005, September 19, 2005, September 20, 2005 and September 21, 2005, the special committee of Beacon's board of directors received advice from its special counsel concerning its fiduciary duties under Delaware law and considered all the facts and circumstances important to recommending whether to vote in favor of or against the plan of arrangement. The special committee concluded that all the reasons for the plan of arrangement remained valid and unchanged. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon's Reasons for the Plan of Arrangement.") The special committee also noted, however, that based upon the trading price of Beacon's common stock in August and September 2005 the value of the consideration being paid for NxtPhase had increased above the ranges in the fairness opinions obtained from Ardour and Black Point. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Recent Developments.") After carefully considering this information and the advice of its special counsel and of its financial advisor, and after extensive discussion, the special committee concluded that, given the prevailing price of Beacon common stock, it cannot recommend the transaction at the share price as of September 21, 2005. This conclusion is necessarily based upon the information available through that date, and values and conditions may change after that date. The special committee acknowledged that the relative values of Beacon and NxtPhase may change in the future, and a sufficient change could cause the special committee to change its recommendation.

        On September 21, 2005, the special committee advised Beacon's board of directors of its conclusion and recommended that the board include this fact in this joint proxy statement. The board unanimously accepted the special committee's conclusion and recommendation, with two directors (Messrs. Socha and Fox, being officers of Perseus, L.L.C., an affiliate of significant stockholders of both Beacon and NxtPhase) abstaining.

        NxtPhase stockholders will receive a fixed number of shares of Beacon common stock in the plan of arrangement, regardless of fluctuations in the value of Beacon common stock or of NxtPhase shares prior to the effective date of the plan of arrangement. The value of Beacon common stock and of NxtPhase shares will fluctuate and may decline or increase, each independent of movements of value of the other company.

        Pursuant to the terms of the arrangement agreement, the ratio of the number of shares of Beacon common stock to be exchanged for each share of NxtPhase Class A preferred stock or common stock is determined based on a formula and has been fixed (other than adjustments for any reclassification, stock split, stock dividend or other similar change with respect to Beacon's or NxtPhase's capital stock occurring before the effective date of the plan of arrangement). There is no mechanism to adjust the exchange ratio based on changes in the market price of Beacon common stock or in the value of NxtPhase shares in the period prior to the effective date of the plan of arrangement. Furthermore, neither NxtPhase nor Beacon is permitted to withdraw from the plan of arrangement solely because of changes in the market price of Beacon common stock or the value of NxtPhase shares.

        The market price of Beacon common stock may be lower or higher than the market price on the date Beacon exercised its option to acquire NxtPhase, the date the arrangement agreement was signed, the date the plan of arrangement was announced, the date of this joint proxy statement, the dates of the Beacon special meeting or NxtPhase special meeting, and/or the date that the plan of arrangement is consummated. Because the consummation of the plan of arrangement will occur after the dates the Beacon special meeting and NxtPhase special meeting take place, you will not know the exact market value of the Beacon common stock that will be issued in the plan of arrangement at the time you vote on it. In addition, you will not know the number of shares of Beacon stock that will be exchanged for NxtPhase Class A preferred stock or common stock, because the exchange ratio will not be finalized until immediately prior to consummation of the plan of arrangement, although the exchange ratio will be based on a price of $0.9186 per share for Beacon common stock (the 20-day volume weighted average price of Beacon common stock as of April 22, 2005, the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed).

        Certain officers and directors of NxtPhase and Beacon have potential conflicts of interest in the plan of arrangement.

        Some officers and directors of NxtPhase and Beacon have interests in the plan of arrangement that may be different from, or in addition to, the interests of NxtPhase stockholders or Beacon stockholders generally. For example:

  •
  Beacon will issue to all employees of NxtPhase (including its executive officers) restricted stock units after consummation of the plan of arrangement. In the case of Andrea Johnston, NxtPhase's Chief Executive Officer, the restricted stock units will vest on a quarterly basis over a two-year period commencing on April 22, 2005. In the case of each of Frederick C. Smith, Timothy D. Leyshock, Farnoosh Rahmatian and James Blake, each a Vice President of NxtPhase or its wholly owed subsidiary, NxtPhase T&D Inc., approximately             percent of these restricted stock units will vest immediately following the date of grant, and the remainder will vest on a quarterly basis. Approximately            percent of the restricted stock units to be granted to Curtis Sikorsky, a Vice President of NxtPhase, will vest immediately following the date of grant, with the remainder vesting on a quarterly basis. Also, Beacon will issue incentive stock options to these officers after consummation of the plan of arrangement.

  •
  The Chief Executive Officer of NxtPhase, Andrea Johnston, will receive a cash bonus of $140,000 from NxtPhase following consummation of the plan of arrangement.

  •
  NxtPhase has entered into agreements with certain of its officers relating to a change in control. The terms of employment agreements between NxtPhase and each of Andrea Johnston, Frederick C. Smith, Timothy Leyshock, James Blake, Farnoosh Rahmatian and Curtis Sikorsky provide that if any of these officers, as the case may be, is terminated other than for cause, or terminates his or her employment for good reason within one year of a change of control of NxtPhase, he or she is entitled to a specified severance payment, immediate vesting of any stock options or other equity-based compensation available to him or her, including the Beacon restricted stock units issuable as part of the plan of arrangement, and medical insurance for a limited period. These officers will also receive other benefits, such as job relocation counseling services. Completion of the plan of arrangement would constitute a change of control for purposes of these agreements.

  •
  William E. Stanton, a member of Beacon's board of directors, has served as a consultant to Beacon for services relating to Beacon's due diligence for NxtPhase. The aggregate compensation paid to Mr. Stanton for consulting services is approximately $86,000.

        These and certain other additional interests of NxtPhase's officers and directors may cause some of these persons to view the proposed transaction differently than you view it. These interests are described under the heading "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Interests of Certain Persons in the Plan of Arrangement." Each of the non-interested members of the NxtPhase board of directors and the Beacon board of directors was aware of and took into account these arrangements when it approved the plan of arrangement.

        Affiliates of Perseus, L.L.C. are the largest stockholder of NxtPhase and a significant stockholder of Beacon.

        In November 2004, Perseus 2000, L.L.C., an affiliate of Perseus, L.L.C. obtained an option to acquire NxtPhase in connection with the NxtPhase Class A preferred financing. Perseus subsequently assigned its option to Beacon. As of the NxtPhase record date, affiliates of Perseus L.L.C. held approximately 52% of NxtPhase's Class A preferred stock, and 48% of NxtPhase's common stock.

        As of the Beacon record date, Perseus Capital, L.L.C., an affiliate of Perseus, L.L.C., held approximately    % of Beacon's common stock. Upon consummation of the plan of arrangement, affiliates of Perseus L.L.C. will collectively own approximately            % of Beacon's issued and outstanding common stock or approximately            %, if they were to exercise all Beacon warrants and options now held by them or their affiliates. Perseus' interests may be different from that of other Beacon and NxtPhase stockholders. Kenneth M. Socha, who is a member of the Beacon board of directors, and who will be a member of the board of directors of the combined company, is a Senior Managing Director of Perseus, L.L.C. John C. Fox, who is a member of both the Beacon and NxtPhase boards of directors and who will be a member of the board of directors of the combined company, is a Managing Director of Perseus, L.L.C.

        Entities affiliated with Perseus, L.L.C. own, as of the respective NxtPhase and Beacon record dates, approximately 48% of NxtPhase's outstanding common stock, 52% of NxtPhase's outstanding Class A preferred stock, and 16.5% of Beacon's outstanding common stock. Following the consummation of the plan of arrangement, these Perseus entities will receive approximately 8.9 million shares of Beacon common stock, or approximately 47% of the total Beacon shares expected to be issued in the plan of arrangement to NxtPhase stockholders, not including the Beacon restricted stock units to be issued to NxtPhase employees. Perseus will own approximately 24.5% of Beacon's outstanding common stock after the plan of arrangement is completed.

        Based on the one-day volume weighted average price of Beacon common stock on April 22, 2005, the date the arrangement agreement was signed, or $0.8548, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership of approximately 48% of NxtPhase's outstanding common stock and 52% of NxtPhase's outstanding Class A preferred stock will be approximately $7.6 million. Based on the closing price of Beacon stock of $3.67 on September 12, 2005, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership interest of NxtPhase stock is approximately $32.7 million. According to an independent valuation report of NxtPhase prepared on March 18, 2005 by Evans & Evans, Inc., the fair market value of 100% of the issued and outstanding shares of NxtPhase as of December 31, 2004 is in the range of $7,760,000 to $8,930,000. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Evans & Evans, Inc.—Valuation Report on NxtPhase T&D Corporation" on page            of this joint proxy statement.

        As an "affiliate" of NxtPhase within the meaning of Rule 145 promulgated by the Securities Act of 1933, as amended, the shares of Beacon common stock to be received by Perseus in connection with the plan of arrangement will be subject to some restrictions relating to their sale and transfer, but will not be subject to any holding period requirements.

        Although the holders of NxtPhase Class A Preferred Stock approved the exemption of a liquidation preference in the event of a transaction with Beacon, these stockholders may receive a greater proportion of the proceeds in a similar transaction with a company other than Beacon.

        Pursuant to the terms of the NxtPhase Class A share provisions approved by the NxtPhase stockholders at the time of the issuance of NxtPhase's Class A preferred stock, holders of Class A preferred stock are entitled to a liquidation preference equal to one and one-half times the per share purchase price for each share of Class A preferred stock owned by such holder, prior to any payment made to holders of NxtPhase common stock. Additionally, holders of Class A preferred stock are entitled to participate pro rata with holders of NxtPhase common stock on any further distribution to stockholders. However, the terms of the Class A share provisions exempt certain transactions from this liquidation preference, including a transaction with Beacon. As a result, holders of Class A preferred stock only participate pro rata with holders of NxtPhase common stock, and do not receive any preferential payments as part of the plan of arrangement with Beacon. Therefore, in a transaction with another company, holders of NxtPhase Class A preferred stock might receive a greater portion of the proceeds, as compared to the proceeds that holders of NxtPhase common stock would be entitled to receive, than such holders of NxtPhase Class A preferred stock will receive as a result of the consummation of the plan of arrangement with Beacon.

        Beacon and NxtPhase expect to incur significant costs associated with the plan of arrangement.

        Beacon estimates that it will incur direct transaction costs of approximately $1,170,000 in connection with the plan of arrangement, of which $938,000 will be included as part of the total purchase price for accounting purposes and $232,000 will be expensed as incurred. In addition, NxtPhase estimates that it will incur direct transaction costs of approximately $175,000 that will be expensed as incurred. Beacon and NxtPhase believe that the combined company may incur charges to operations, which they cannot currently reasonably estimate, in the quarter in which the plan of arrangement is completed or the following quarters, to reflect costs associated with integrating the two companies. There can be no assurance that the combined company will not incur additional charges in subsequent periods due to the plan of arrangement.

        Consummation of the plan of arrangement requires the approval of the Supreme Court of British Columbia and the Director of the Canada Business Corporations Act.

        Beacon and NxtPhase have agreed to a plan of arrangement under Section 192 of the Canada Business Corporations Act. On                        , 2005, the Supreme Court of British Columbia granted an interim order relating to the plan of arrangement. The interim order is attached to this joint proxy statement as Annex C. To consummate the plan of arrangement, the Supreme Court of British Columbia must grant a final order approving the terms of the plan of arrangement. In addition, pursuant to the terms of the arrangement agreement, the Director of the Canada Business Corporations Act must grant an exemption order under subsection 151(1) of the Canada Business Corporations Act from the requirements of subsection 150(1) of the Canada Business Corporations Act. If these approvals are not obtained, the plan of arrangement will not be consummated.

        If the conditions to the arrangement agreement are not met, or if the arrangement agreement terminates, the plan of arrangement will not occur.

        Specified conditions must be satisfied or waived to consummate the plan of arrangement. The actions that must be taken and the events that must occur or not occur before the plan of arrangement can be consummated include, among others:

  •
  approval of the plan of arrangement and the related arrangement agreement by the stockholders of Beacon and NxtPhase;

  •
  approval of the increase in the number of authorized shares of Beacon common stock by the stockholders of Beacon;

  •
  the effectiveness of this joint proxy statement;

  •
  receipt of all applicable state securities or "Blue Sky" authorizations;

  •
  Beacon use its reasonable best efforts to file with NASDAQ applicable notification forms with respect to the Beacon common stock issuable in connection with the plan of arrangement; and

  •
  the absence of any court or agency order prohibiting the consummation of the plan of arrangement.

        These conditions are described in detail in the arrangement agreement, as amended, attached hereto as Annex A. Beacon and NxtPhase cannot assure you that each of the conditions will be satisfied. If the conditions are not satisfied or waived, the plan of arrangement will not occur or will be delayed.

        The risk that the approval of the stockholders of Beacon will not be obtained is increased by the inability of Beacon's board of directors to recommend a vote for the plan of arrangement. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        The plan of arrangement automatically terminates if it is not consummated by December 31, 2005. There is a substantial risk that Beacon will not be able to hold a stockholders' meeting before that date, and therefore that consummation by that date will not occur. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Background of the Plan of Arrangement."

        Failure to consummate the plan of arrangement could harm the businesses of Beacon and NxtPhase in a number of ways. Many of the transaction costs, including accounting, legal and certain financial advisory fees, must still be paid, without any offsetting benefits from the plan of arrangement. Customers and strategic partners may delay or defer decisions concerning either company until the plan of arrangement is consummated or abandoned. This uncertainty could cause Beacon or NxtPhase employees to leave their respective employers.

        The representations, warranties and covenants being made by NxtPhase stockholders in favor of Beacon are limited in scope.

        Beacon and NxtPhase have entered into letter agreements with NxtPhase stockholders who collectively hold approximately 98% of the outstanding NxtPhase common stock and 100% of the outstanding NxtPhase Class A preferred stock, other than Beacon which holds approximately 11% of the outstanding NxtPhase Class A preferred stock. The form of the NxtPhase stockholder letter agreement is attached to this joint proxy statement as Annex B.

        In the letter agreements, NxtPhase stockholders provide limited representations and warranties relating to, among other things, title to the NxtPhase shares to be exchanged for Beacon common stock and statements relating to NxtPhase in the arrangement agreement and this joint proxy statement to the best of the stockholders' knowledge. The representations and warranties of the NxtPhase stockholders survive for a period of 24 months following the effective date of the plan of arrangement.

        The NxtPhase stockholders have also agreed to indemnify Beacon for any misrepresentation, breach of warranty, failure to perform any covenant or failure to have valid title to its NxtPhase shares. Because of the limited nature of the representations, warranties and covenants in the letter agreements, Beacon's ability to recover is restricted. The indemnification obligation is further limited as follows: (a) there is a de minimis liability requirement for any individual claim, (b) the aggregate claims by Beacon must exceed an amount specified in each stockholder's letter agreement, (c) the stockholder is not liable to pay cash and instead will only be required to return to Beacon shares of Beacon common stock, (d) the aggregate liability of each stockholder is limited to the aggregate value of the Beacon shares issued to it in connection with the plan of arrangement, (e) damages from a breach of NxtPhase in the arrangement agreement is capped and (f) the stockholder is not jointly and severally liable so that it will not be subject to other stockholders' liabilities.

        Beacon may not realize all of the anticipated benefits of the plan of arrangement.

        The success of the plan of arrangement will depend, in part, on Beacon's ability to realize the anticipated opportunities derived from offering a diversified set of products and services for a more reliable and stable grid, from utilizing broader technological and product engineering skills and from being better positioned to raise capital. It is possible that Beacon will be unable realize all of the benefits that it expects to result from the plan of arrangement.

        Beacon may be unable to integrate its operations with those of NxtPhase successfully.

        Beacon's attempt to integrate two companies that have previously operated independently may result in significant challenges, and Beacon may not be able to accomplish the integration smoothly or successfully. In particular, the necessity of integrating NxtPhase, a private, Canadian corporation, with Beacon, a public, U.S. corporation subject to, among other things, the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002. Integrating the two companies will most likely involve additional challenges, such as addressing possible differences in corporate cultures and management philosophies, integrating financial operations and managing geographically dispersed locations. The integration will require the dedication of significant management resources, which may temporarily distract management's attention from the day-to-day operations of the businesses of the combined company. The process of integrating operations after the plan of arrangement could cause an interruption of, or loss of momentum in, the activities of one or more of the combined company's businesses and the loss of key personnel. Any inability of management to integrate the operations of Beacon and NxtPhase successfully could have a material adverse effect on the business and financial condition of the combined company.

        Rule 145 affiliates of NxtPhase will be, and NxtPhase stockholders and NxtPhase employees receiving Beacon RSUs who are residents of the provinces of British Columbia, Alberta, Ontario and Quebec may be subject to restrictions on resale of the Beacon shares received in connection with the plan of arrangement.

        Beacon shares issued to "affiliates" of NxtPhase, within the meaning of Rule 145 promulgated by the Securities Act of 1933, as amended, will be subject to the resale requirements of Rule 145 promulgated under the Securities Act. Rule 145 affiliates will receive certificates representing shares of Beacon common stock with appropriate legends reflecting the restrictions set forth in Rule 145 and the Beacon shares will be subject to appropriate stop transfer instructions from Beacon to its transfer agent.

        In addition, shares of Beacon common stock issued to NxtPhase stockholders who are residents of the provinces of British Columbia or Ontario are subject to the restrictions set forth in Multilateral Instrument 45-102 "Resale of Securities," as adopted by the Securities Commissions of British Columbia, Alberta and Ontario.

        Since Beacon will not be a reporting issuer in any jurisdiction of Canada at the distribution date of the Beacon shares to the NxtPhase stockholders, a holder of Beacon shares who is a resident of British

Columbia, Alberta or Ontario will be subject to an indefinite hold period on the Beacon shares under Section 2.14 of Multilateral Instrument 45-102 unless: (i) Beacon is not a reporting issuer in any jurisdiction of Canada at the date of the trade by the stockholder; (ii) at the distribution date, after giving effect to all Beacon shares issued in connection with the plan of arrangement, residents of Canada (x) do not own directly or indirectly more than 10 percent of the outstanding securities of Beacon common stock, and (y) do not represent in number more than 10 percent of the total number of owners directly or indirectly of Beacon common stock; and (iii) the trade by the stockholder is made through an exchange or market outside of Canada or to a person or company outside of Canada.

        The ability of a NxtPhase shareholder, whose jurisdiction of residence, incorporation or formation is in the Province of Quebec, to participate in the plan of arrangement is subject to regulatory approval in Quebec. An application seeking an appropriate exemption has been submitted to the Autorité de marches financiers. In the event the Autorité des marches financiers does not approve the exemption application, NxtPhase will pay, in cash, the fair value of any NxtPhase shares held by a Quebec resident or entity.

Risks Relating to Beacon Common Stock

        Market volatility may affect the Beacon's stock price and the value of an investment in Beacon common stock may be subject to sudden decreases.

        The trading price for Beacon common stock has been, and is expected to continue to be, volatile. The price at which Beacon common stock trades depends upon a number of factors, including its historical and anticipated operating results, market perception of the prospects for companies in its industry and general market and economic conditions, some of which are beyond Beacon's control such as instability in the global financial markets due to terrorist attacks, war or other civil disturbances. Factors such as fluctuations in Beacon's financial and operating results, changes in government regulations affecting product or service approvals or other aspects of it or its competitors' businesses, announcements of technological innovations or new commercial products by Beacon or its competitors, developments concerning key personnel and its intellectual property rights, significant collaborations or strategic alliances and publicity regarding actual or potential performance of products under development by Beacon or its competitors could also cause the market price of its common stock to fluctuate substantially. The high and low trading prices per share of Beacon common stock on the NASDAQ SmallCap Market were $1.50 and $0.14, respectively, in 2002; $1.54 and $0.16, respectively, in 2003; $1.72 and $0.25, respectively, in 2004; and $5.35 and $0.60, respectively, this year through September 12, 2005. The average daily trading volume of its common stock on the NASDAQ SmallCap Market was 112,810 shares in 2002, 2,420,845 shares in 2003, 1,087,978 shares in 2004 and 3,653,590 shares this year through September 12, 2005. In the first half of August 2005 the daily trading volume has been significantly higher; on August 24, 2005, more than 45 million shares were traded. During periods of stock market price volatility, share prices of many companies in Beacon's industry have often fluctuated in a manner not necessarily related to their individual operating performance. Because the historical trading prices of Beacon common stock were dependent on factors relating solely to Beacon on a stand-alone basis, Beacon cannot predict the effect of the plan of arrangement on the trading price of Beacon common stock after the combination. Accordingly, Beacon common stock may be subject to greater price volatility than the stock market as a whole.

        Beacon has anti-takeover defenses that could delay or prevent an acquisition and changes in control in its board of directors and management, and could adversely affect the price of Beacon's common stock.

        Provisions of Beacon's Sixth Amended and Restated Certificate of Incorporation, Beacon's amended and restated by-laws, Beacon's Rights Agreement, adopted in September 2002 and subsequently amended, and Delaware law may have the effect of deterring unsolicited takeovers or delaying or preventing changes in control of Beacon's management, including transactions in which its stockholders might otherwise receive a premium for their shares over then current market prices. In addition, these provisions may limit the ability of stockholders to approve transactions that they may deem to be in their best interest.

        Beacon's Sixth Amended and Restated Certificate of Incorporation permits its board of directors to issue preferred stock without stockholder approval upon such terms as the board of directors may determine. The rights of the holders of Beacon's common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of Beacon's outstanding common stock. Although Beacon has no present intention of issuing any additional preferred stock, an issuance of a substantial number of preferred shares could adversely affect the price of Beacon common stock.

        Beacon's Sixth Amended and Restated Certificate of Incorporation also provides for a staggered board of directors divided into three classes. Such a staggered board of directors will make it more difficult for Beacon's stockholders to change the composition of the board of directors in any one year, which could have the effect of preventing or delaying a change of control transaction that is not approved by Beacon's board of directors.

        In addition, Beacon's Sixth Amended and Restated Certificate of Incorporation and its amended and restated by-laws provide that:

  •
  Beacon directors may only be removed for cause by a majority of the outstanding capital stock entitled to vote in the election of directors;

  •
  Beacon stockholders do not have the power to call special meetings of stockholders; and

  •
  the provisions relating to the classified board, removal of directors and calling of special stockholders meetings may only be amended by a 66 2/3% vote of the outstanding shares of common stock, voting together as a single class.

        These provisions make it more difficult for Beacon's stockholders to change the composition of the board of directors and approve transactions they may deem to be in their best interests that are not approved by the board of directors.

        Pursuant to a Rights Agreement adopted in September 2002 and subsequently amended, Beacon issued rights as a dividend on common stock on October 7, 2002 each of which entitles the holder to purchase 1/100th of a share of newly issued preferred stock for $22.50 in the event that any person not approved by the board of directors acquires more than 15% (35% in the case of one large shareholder, Perseus Capital, L.L.C. and its affiliates, that already owned more than 15%) of Beacon's outstanding common stock, or in the event of an acquisition by another company, $22.50 worth of the common stock of the other company at half its market value (in each case the rights held by the acquiring person are not exercisable and become void).

        Provisions of Beacon's Sixth Amended and Restated Certificate of Incorporation and Amended and Restated By-laws that may have an anti-takeover effect are described more fully in the section entitled, "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Comparative Rights of Beacon and NxtPhase Stockholders."

        Beacon common stock may be removed from the NASDAQ SmallCap Market, which could cause the price to fall further and decrease its liquidity.

        Beacon common stock trades on the NASDAQ SmallCap Market. To continue trading on the NASDAQ SmallCap Market, it must comply with the NASDAQ SmallCap Market's continued listing requirements set forth in Rule 4310(c), which require, among other things, that Beacon maintain a minimum closing bid price of $1.00 per share.

        On May 13, 2005, NASDAQ informed Beacon that unless the bid price of its common stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days by November 9, 2005, Beacon common stock is subject to removal from the NASDAQ SmallCap Market. On June 27, 2005, Beacon announced that it had received a letter from NASDAQ stating that because the closing bid price of its common stock had been at $1.00 per share or greater for at least 10 consecutive business days, Beacon had regained compliance with Rule 4310(c)(4).

        In addition, NASDAQ's continued listing requirements also require that Beacon maintain stockholders' equity of $2.5 million, market value of listed securities of $35 million or net income from continuing operations of $500,000. Because Beacon has not yet been able to achieve profitability, it must either maintain the minimum stockholders' equity amount or market value amount. Although it is currently in compliance with both minimum amounts, there is a risk that, unless Beacon obtains additional financing in the near future, it will not be able to maintain these requirements.

        If Beacon does not continue to satisfy NASDAQ's continued listing requirements, its common stock may be delisted from NASDAQ, or delisted entirely. The delisting of Beacon common stock may result in the trading of the stock on the over-the-counter markets in the so-called "pink sheets" or the NASD's electronic bulletin board. Consequently, a delisting of Beacon's common stock from NASDAQ would materially reduce the liquidity of its common stock, not only in the number of shares that could be bought and sold, but also through delays in the timing of the transaction and reductions in securities analysts and media coverage. This may reduce the demand for Beacon's stock and significantly destabilize the price of its stock. In addition, a delisting would materially adversely affect Beacon's ability to raise additional necessary capital.

Risks Relating to the Business and Industry of Beacon and NxtPhase

        Either company's failure to protect its intellectual property could impair the competitive position of the combined company.

        Although neither Beacon nor NxtPhase is aware of any challenges to its respective intellectual property, neither company can provide assurance that it has or will be able to maintain a significant proprietary position on the basic technologies used in its respective products. Each company's ability to compete effectively against alternative technologies will be affected by its ability to protect proprietary technology, systems designs and manufacturing processes. Neither company knows whether any of its pending or future patent applications under which it has rights will issue, or, in the case of patents issued or to be issued, that the claims allowed are or will be sufficiently broad to protect its respective technology or processes from competitors. Neither company has patent protection in every jurisdiction in which it operates or may operate.

        Even if all of each company's patent applications are issued and are sufficiently broad, they may be challenged or invalidated. Either company could incur substantial costs in prosecuting or defending patent infringement suits, and such suits would divert funds and resources that could be used in the combined company's business. Alternatively, given its limited resources, NxtPhase may not be in a position to commence certain patent infringement prosecutions, and, in lieu of mounting a full defense of certain patent infringement suits, NxtPhase may have no choice but to settle certain patent infringement suits in which it is a defendant on terms that are not favorable to NxtPhase. Beacon and NxtPhase do not know whether they have been or will be completely successful in safeguarding and maintaining their respective proprietary rights.

        Further, competitors of either company or others may independently develop or patent technologies or processes that are substantially equivalent or superior to those of either company. If Beacon or NxtPhase is found to be infringing on third-party patents, neither knows whether it will be able to obtain licenses to use such patents on acceptable terms, if at all. Failure to obtain needed licenses could delay or prevent the development, manufacture or sale of each party's products.

        Beacon and NxtPhase rely, in part, on contractual provisions to protect trade secrets and proprietary knowledge. These agreements may be breached, and neither company may have adequate remedies for any breach. Each company's trade secrets may also be known without breach of such agreements or may be independently developed by competitors or others. Each company's inability to maintain the proprietary nature of its technology and processes could allow competitors or others to limit or eliminate any competitive advantages each company may have, and thereby harm its business prospects.

        Government regulation may impair the ability of Beacon and NxtPhase to market its products.

        Government regulation of the products of Beacon or NxtPhase, whether at the federal, state or local level, including any change in regulations, on tariffs, product buy downs or tax rebates relating to purchase and installation of its products, may increase the cost and price of its systems, and may have a negative impact on the companies' revenues and profitability. Neither company can provide assurance that its products will not be subject to existing or future federal and state regulations governing traditional electric utilities and other regulated entities.

        Both Beacon and NxtPhase expect that their respective products and their installation will be subject to oversight and regulation at the local level in accordance with state and local ordinances relating to building codes, safety and related matters. Local regulations vary widely and each company may need to commit resources to understand and comply with these regulations that would otherwise be spent on further marketing its products. Neither company knows the extent to which any existing or new regulations may impact its ability to distribute, install and service its products. Once products of either company reach the commercialization stage, federal, state or local government entities may seek to impose regulations.

        Safety failures by either company's products or services or those of its competitors could reduce market demand or acceptance for these services or products in general.

        A serious accident involving either company's products or competitors' similar products could be a significant deterrent to market acceptance and adversely affect the combined company's financial performance. There is the possibility of accident with products or services related to the electric grid. In particular, if a metal flywheel fails and the stored energy is released, the flywheel could break into fragments that could be ejected at a high rate of speed. However, Beacon's flywheels are based on a composite design so that in the event of a failure, its flywheel is expected to fail in a more benign manner.

        There may be other technologies under development that could prevent Beacon or NxtPhase from achieving or sustaining its ability to sell products or to do so at prices that will yield profits.

        There are a number of technologies in various stages of development that may result in products that compete with the products of Beacon and NxtPhase. Neither company can give assurance that some or all of its target markets and pricing plans could not be displaced by emerging technologies different than those being pursued by Beacon or NxtPhase.

        Product liability claims against either Beacon or NxtPhase could result in substantial expenses and negative publicity, which could impair the successful marketing of its products.

        The respective businesses of Beacon and NxtPhase expose the companies to the risk of product liability claims that is inherent in the testing, manufacturing, marketing and sale of their respective products. Either company may be subject to substantial liability, including frivolous lawsuits, if its products cause, or appear to have caused, an injury. Claims may be made by third party strategic collaborators, distributors, utilities and other customers. Although both companies have product liability insurance that they believe is appropriate, these insurance policies are subject to deductibles and coverage limitations. Either company's current product liability insurance may not continue to be available to it on acceptable terms, if at all, and, if available, the coverages may not be adequate to protect it against any future product liability claims. If either company is unable to obtain insurance at acceptable cost or on acceptable terms with adequate coverage or otherwise protect against potential product liability claims, it will be exposed to significant liabilities, which may harm its business. A product liability claim, recall or other claim with respect to uninsured liabilities or for amounts in excess of insured liabilities could have a material adverse effect on either company's business, financial condition and results of operations.

        Beacon and NxtPhase may be subject to claims against them even if an alleged injury is due to the actions of others. For example, both Beacon and NxtPhase rely on the expertise of personnel employed at utilities to correctly install and maintain their respective products on the utilities' systems. If these personnel are not properly trained or are negligent in using either company's products, the electric power system may result in injury, which may subject either company to liability.

        These liabilities could prevent or interfere with either company's product development efforts and any subsequent product commercialization efforts. Defending a suit, regardless of merit, could be costly, could divert management attention and might result in adverse publicity, which could result in the reduced acceptance of either company's products in the market.

Risks Relating to Beacon's Business and Industry

        For Beacon's business strategy to be effectively implemented, demonstrations of its Smart Energy Matrix to NYSERDA and CEC need to be successful.

        Beacon's business plan focuses on completing the development of its energy storage solution, the Smart Energy Matrix. As part of this strategy, Beacon has entered into agreements with the New York State Energy Research and Development Authority (NYSERDA) and the California State Energy Resources Conservation and Development Commission (CEC) to demonstrate the Smart Energy Matrix using a one-tenth-power prototype for the provision of frequency regulation services to the electric grid. These agreements allow Beacon to demonstrate its highly responsive and cost-effective frequency regulation prototype for the electricity grid which is the first product specifically designed to provide grid frequency regulation. Beacon has shifted virtually all of its development spending towards meeting the requirements of these two programs. If Beacon is not successful in demonstrating the anticipated benefits, completing development of the Smart Energy Matrix may be significantly delayed and its business strategy may be considerably harmed.

        Beacon's ability to successfully complete development of its Smart Energy Matrix will require substantial funds. Its stockholders may be adversely affected if Beacon issues debt securities or additional equity securities to obtain financing.

        Beacon will require substantial funds to conduct research and development activities, market its products and services, and increase its revenues. Beacon anticipates that such funds will be obtained from external sources and intends to seek additional equity or debt to fund future operations. Beacon estimates that it will require approximately $24.0 million to complete development of the Smart Energy Matrix and an additional $6.0 million to provide full power prototypes. If Beacon is able to raise sufficient funding through equity or debt to begin development in the fourth quarter of 2005, it expects the development to be complete by 2008.

        Beacon's actual capital requirements will depend on many factors. If Beacon experiences unanticipated cash requirements, it may need to seek additional sources of funding, which may not be available on favorable terms, if at all. Such additional funding may only be available on terms that may, for example, cause dilution to common stockholders, and/or have liquidation preferences and/or pre-emptive rights. If Beacon raises additional funds by issuing debt securities or additional equity securities, existing stockholders may be adversely affected because new investors may have rights superior to current stockholders and current stockholders may be diluted.

        If Beacon does not succeed in raising additional funds on acceptable terms, it may be unable to complete planned development for its products and services. In addition, Beacon could be forced to take unattractive steps, such as discontinuing product development, limiting the services it may offer, reducing or foregoing sales and marketing efforts and attractive business opportunities, or discontinuing operations entirely.

        Beacon expects that it will be several years before it will recognize significant revenues from the products it intends to offer and the services it intends to provide. A large portion of its expenses is fixed, including expenses related to facilities, equipment and personnel. In addition, it expects to spend significant amounts to fund product development based on its core technologies. Beacon also expects to incur substantial expenses to manufacture its Smart Energy Matrix product in the future. As a result, operating expenses may increase significantly over the next several years and, consequently, Beacon will need to generate substantial commercial revenue to achieve profitability. Even if it does achieve profitability, Beacon may not be able to sustain or increase profitability on a consistent basis.

        Beacon faces significant technical challenges in completing the development of its Smart Energy Matrix. Beacon may fail to develop its 25kWh generation flywheel system, which is a critical requirement for the development of the Smart Energy Matrix, and even if it is able to develop the 25kWh system, it may fail to develop the Smart Energy Matrix.

        Although Beacon has successfully developed two high energy systems (the 2kWh and 6kWh) that had similar technical challenges there can be no assurance that it will be able to successfully develop the 25kWh system.

        The successful development of Beacon's new 25kWh flywheel system, which is the flywheel system that will be used in the Smart Energy Matrix, involves significant technological and cost challenges, including, among other possible challenges:

  •
  it may take longer to develop cost effective designs for key components of the Smart Energy Matrix such as the rim, motor, power electronics and bearing system, and the master controller software;

  •
  development and production delays and/or cost increases may occur because Beacon relies on single-source suppliers to supply several key components to meet its engineering requirements, cost objectives and development and production schedules and Beacon does not have contracts with all of these suppliers;

  •
  Beacon's ability to develop cost effective designs on schedule that will meet system performance requirements such as:

  •
  a rotor-cooling scheme to avoid overheating during operation;

  •
  cost effective bearings to ensure acceptable vibration levels at all speeds; and

  •
  a touchdown bearing system to stabilize the rotor during abnormal conditions such as an earthquake;

  •
  the ability to ramp up and maintain production rates; and

  •
  quality and cost control from key suppliers.

        There can be no assurance that Beacon will be successful in meeting these challenges. In addition, even if Beacon is able to develop the new 25kWh flywheel system, it plans to integrate multiple 25kWh flywheels into a common building or container to produce its Smart Energy Matrix. This effort will pose significant technological and cost challenges including, among others:

  •
  transporting the Smart Energy Matrix safely to customer locations;

  •
  meeting the technical requirements for interconnection to the utility grid; and

  •
  developing a communication and control system adequate to meet the performance standards of the grid managers.

        Beacon has a history of losses and anticipates future losses and will have limited revenues in the near term. Unless it raises additional capital to operate its business, it may not be able to continue as a going concern as its cash balances are sufficient to fund operations only through approximately December 2005.

        Beacon has incurred significant losses from operations since its inception. As shown in its consolidated financial statements, it incurred significant losses from operations of $9,049,000, $9,138,000, and $20,867,000 and cash decreases of $3,812,000, $8,957,000, and $16,335,000, during the years ended December 31, 2004, 2003, and 2002, respectively. Additionally, Beacon reported losses of $4,010,000 through the six months ending June 30, 2005 and a decrease in cash of $1,632,000 through June 30, 2005. Beacon is unsure if or when it will become profitable.

        Beacon had $3,465,625 of cash and cash equivalents on hand at June 30, 2005. Based on its current cash usage rates and additional expenditures expected in support of its business plan, Beacon has adequate cash to fund operations through approximately December 2005.

        Beacon intends to focus on further development of the Smart Energy Matrix to provide frequency regulation services, but this product will not generate revenues in the near-term. Beacon expects future revenues to come from a combination of the sale of services related to its Smart Energy Matrix and sales of Smart Energy Matrix units. Other than revenue related to the NYSERDA and CEC agreements in the amount of $1.8 million, Beacon has no revenues to date from its Smart Energy Matrix. The timing of future revenues is uncertain.

        Miller Wachman LLP, Beacon's independent auditors, has included an explanatory paragraph related to a going concern uncertainty in their audit report on Beacon's consolidated financial statements for the fiscal year ended December 31, 2004, which states that "Beacon's recurring losses from operations and negative cash flows raise substantial doubt about its ability to continue as a going concern."

        Beacon's financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Beacon has not made any adjustments to its financial statements as a result of the going concern uncertainty. If Beacon cannot continue as a going concern, it may have to liquidate its assets and may receive significantly less than the values at which they are carried on its financial statements. Any shortfall in the proceeds from the liquidation of its assets would directly reduce the amounts that holders of Beacon's common stock could receive in liquidation.

        Beacon's ability to continue as a going concern may negatively impact its ability to obtain customers.

        Although Beacon intends to provide frequency regulation services directly, it may also sell its Smart Energy Matrix product to customers. In that event, the uncertainty of Beacon's ability to continue as a going concern may negatively impact its ability to successfully attract customers for its products because of potential customer's perception that Beacon may not be able to provide product support and warranty coverage.

        Competitors in the frequency regulation market include established utilities and independent service providers with far greater resources than Beacon.

        Beacon believes that it will be able to provide frequency regulation services using its Smart Energy Matrix at lower cost than other providers. However, this market is being served by well-known utilities and independent service providers that use conventional generators. These utilities and independent service providers are primarily focused on the sale of energy and generally provide frequency regulation as an ancillary service. Although these generators typically prefer to sell energy rather than provide frequency regulation services because, among other things, the sale of energy can provide higher revenues, Beacon will be competing with these established generators that have far greater resources than it does. Companies that are currently providing frequency regulation include Allegheny Energy Supply Company, Commonwealth Chesapeake Company, Dominion Virginia Power, Ingenco Wholesale Power, NRG Power Marketing and Reliant Energy Services.

        Although the market for frequency regulation services is large and growing, Beacon has not demonstrated its ability to sell into that market.

        Beacon intends to provide frequency regulation services using its Smart Energy Matrix in the spot or auction markets of regional grid operators, such as PJM Interconnection. In order to bid in these markets, one must be qualified to do so. Beacon expects to receive the necessary approvals, but there is no assurance it will be successful.

        Even if Beacon successfully qualifies to participate in the auction markets, if the structure of these markets changes due to regulatory changes, Beacon's business plan will likely be adversely affected. The central financial attraction for Beacon in the auction market is that it is able to bid electronically into each auction. These auctions yield the same sales price for all successful bidders, a price that historically has been well above Beacon's anticipated costs to supply the service. Beacon's anticipated advantage is that it can be the lowest cost supplier of frequency regulation services to regional grid operators. If the auction market changes, Beacon may be required to change its business plan and there can be no assurance that it will be successful in doing so.

        Beacon's financial performance could be adversely affected if it is unable to retain key executive officers.

        Because its future success depends to a large degree on the management provided by the executive officers, Beacon's competitiveness will depend significantly on whether it can retain members of its executive team. Beacon has employment agreements with Messrs. Spiezio, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary; and Lazarewicz, Vice President and Chief Technical Officer. The employment agreement between Beacon and Mr. Capp, CEO and President, expired on December 31, 2004. Negotiations between Mr. Capp and Beacon are ongoing. There can be no assurance that an agreement will be reached with Mr. Capp.

        Beacon's ability to effectively implement its business plan depends, to a significant extent, on its ability to retain its executive officers. There can be no assurance that it will be successful in retaining its executive officers.

        If Beacon cannot reach agreement with Mr. Capp and his employment is terminated, pursuant to the terms of the expired employment agreement, Beacon is obligated to pay Mr. Capp a monthly amount until December 31, 2005, equal to the sum of one-twelfth of his base salary at the time of expiration plus one-twelfth of his bonus for the most recent fiscal year. No monthly payment is required after December 31, 2005. If the at-will employment continues after December 31, 2005 but then terminates, no such monthly amount will be paid. As of December 31, 2004, Mr. Capp's base salary was $240,000 annually. Based on the closing bid price of Beacon's common stock as of December 31, 2004 as reported on the NASDAQ SmallCap Market, Mr. Capp received a bonus in the amount of $236,800, paid in the form of a grant of 251,391 restricted stock units, pursuant to Beacon's Second Amended and Restated 1998 Stock Incentive Plan.

        Beacon's financial performance could be adversely affected by its need to retain and attract technical personnel.

        Beacon's future success depends to a large degree on the technical skills of its engineering staff and its ability to attract technical personnel. Competition for skilled technical professionals is intense and Beacon may not be successful in attracting and retaining the talent necessary to design, develop and manufacture its flywheel products.

        Ongoing compliance with the Sarbanes-Oxley Act of 2002 may require additional personnel or systems changes. Any weaknesses identified in its internal controls as part of the evaluation being undertaken by Beacon and its independent public accountant pursuant to Section 404 of the Sarbanes-Oxley Act could have an adverse effect on Beacon's business.

        Section 404 of the Sarbanes-Oxley Act of 2002 requires that companies evaluate and report on their systems of internal control over financial reporting. In addition, as of the fiscal year end December 31, 2005, Beacon's independent accountants must report on management's evaluation. Beacon is in the process of documenting and testing its system of internal control over financial reporting to provide the basis for its report. At this time, Beacon is aware that its financial reporting information systems and point-of-sale information systems require a significant level of manual controls to ensure the accurate reporting of its results of operations and financial position. Upon the completion of its review, certain deficiencies may be discovered that will require remediation. This remediation may require the implementation of certain information systems operating protocols and/or additional manual controls, the costs of which could have a material adverse effect on its business, financial condition and results of operations. Due to the ongoing evaluation and testing of Beacon's internal controls, there can be no assurance that there may not be significant deficiencies or material weaknesses that would be required to be reported.

        Beacon's business plan may not have sufficient resources identified to ensure ongoing compliance with the Sarbanes-Oxley Act of 2002. Given the limited size of Beacon and its cash position, it may not have sufficient resources to satisfy the segregation of duties required for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 or to be compliant, Beacon may need to obtain additional funding.

Risk Relating to NxtPhase's Business and Industry

        NxtPhase will require additional financing to carry out its business plan. Future access to capital is uncertain. Without additional financing, NxtPhase may not be able to continue as a going concern

        NxtPhase's business plan requires significant additional funding to develop and commercialize its products, particularly its optical sensors, but also its next generation of relays and recorders. Without additional funding, the capital of the combined company after the plan of arrangement and its future revenues in the foreseeable future will not be sufficient to support the expenses of NxtPhase's operations, the development of commercial infrastructure, and the conduct of its research.

        NxtPhase had $777,017 of cash and cash equivalents on hand at August 31, 2005. NxtPhase anticipates that, if it meets its revenue and cost reduction targets, it will have sufficient cash on hand to fund operations through the end of 2005 and will require $3 million of additional cash to operate through the end of 2006. There is no certainty, however, that NxtPhase will meet those targets and it may be that NxtPhase will require additional funding at an earlier date. Additionally, the cash resources of NxtPhase may be used more quickly than this estimate due to the cash requirements of the combined company after the plan of arrangement is consummated.

        NxtPhase's financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. NxtPhase has not made any adjustments to its financial statements as a result of the going concern uncertainty. If NxtPhase cannot continue as a going concern, it may have to liquidate its assets and may receive significantly less than the values at which they are carried on its financial statements. Any shortfall in the proceeds from the liquidation of NxtPhase's assets would directly reduce the amounts that holders of its stock could receive in liquidation.

        Following completion of the plan of arrangement, NxtPhase will be dependent on the combined company's ability to raise capital. If the combined company does not succeed in raising additional funds on acceptable terms to fund development of NxtPhase's products, it may be unable to complete the planned development for its products and services. In addition, NxtPhase could be forced to take steps that it finds unattractive, such as discontinuing product development, limiting the services it can offer, reducing or foregoing sales and marketing efforts and attractive business opportunities, or discontinuing operations entirely.

        NxtPhase faces significant challenges in gaining market acceptance of its products.

        NxtPhase operates in the electric power industry, which is generally a conservative, safety-conscious industry resistant to change. The market for NxtPhase's optical sensors is served by traditional transformers, a well understood and widely accepted technology. To gain market acceptance of its optical sensors, NxtPhase must successfully persuade utilities to transition from transformers to optical sensors. There can be no guarantee that NxtPhase will be able to do so and even if it is successful, NxtPhase may not be able to sell its products in the volumes required for adequate profitability.

        NxtPhase may not be able to reduce its optical voltage sensor products' costs enough to realize a positive margin and optical sales volumes that allow it to cover its costs of operations.

        In order to compete with the lower prices for products offered by competitors and gain widespread market acceptance of its products, NxtPhase must lower the cost of its products. There can be no assurance that NxtPhase will be successful in lowering production costs through improved product designs or volume discounts, which may prevent widespread market acceptance of its products due to higher pricing than its competitors' products.

        In particular, effectively reducing the sales cost of NxtPhase's voltage sensor will be challenging because this product competes with very low cost conventional voltage transformers. NxtPhase's voltage sensor incorporates complex technology, which makes cost reduction difficult. Although NxtPhase is currently focusing its research and development efforts to support cost reductions for its optical sensors, if NxtPhase is unable to lower the sales cost of its voltage sensor so that it is competitively priced, NxtPhase may not be successful in marketing this product.

        NxtPhase's ability to achieve its sales targets will depend upon its ability to implement improved, cost-effective, stable and reliable manufacturing arrangements.

        NxtPhase's strategy is to outsource manufacturing. It currently outsources the manufacturing of its relay and recorder products to Beckwith Electric Co., Inc. The arrangement with Beckwith is relatively new and NxtPhase has limited resources to support and monitor this relationship. There can be no assurance that NxtPhase will be successful in doing so.

        NxtPhase will not achieve its sales targets or profitability if it cannot expand its manufacturing capabilities, processes and suppliers sufficiently to meet the quality, price, engineering, design and production standards or production volumes required to meet its product commercialization schedule or to satisfy the requirements of its customers or the market generally.

        NxtPhase manufactures its optical sensor products, but if sales of such products increase, NxtPhase will need to improve and expand on its manufacturing processes, such as by increasing outsourcing and improving its vertical integration. There can be no assurance that NxtPhase will be able to accomplish these tasks, if necessary, on a timely basis to meet customer demand or at all.

        NxtPhase faces intense competition.

        There are a number of companies located in North America and abroad that are offering products including conventional transformers, relays and recorders that compete with NxtPhase's products. These competitors also have greater research, development and commercialization budgets than NxtPhase. Although NxtPhase believes that its intellectual property and the performance advantages of its products will allow it to compete effectively, many of these companies have more substantial manufacturing, marketing and sales capabilities, and greater financial resources than NxtPhase, as well as brand recognition and established market positions that NxtPhase does not possess. There can be no assurance that NxtPhase will be able to successfully compete against these companies or be able to adapt as quickly as its competitors to changing customer needs

        NxtPhase's financial performance could be adversely affected if it is unable to retain key executive officers, skilled technical personnel and key sales personnel.

        NxtPhase's ability to successfully and competitively commercialize its technology will depend significantly on whether it can retain skilled technical, manufacturing, sales, marketing and executive personnel. Competition for skilled personnel is intense and NxtPhase may not be successful in retaining the talent necessary to design, manufacture and sell its products and to operate successfully.

        NxtPhase's ability to successfully market its products outside of the United States may depend on its ability to obtain certifications of its products by industry standard-setting organizations.

        Market acceptance of NxtPhase's products outside of the United States will in part depend on NxtPhase's ability to obtain certification for those products from various industry standard-setting organizations. There is no assurance that NxtPhase will be successful in obtaining such certifications in a timely fashion or at all.

        If NxtPhase is unable to successfully market, distribute and service its products internationally it may experience a shortfall in expected revenues and profitability.

        For NxtPhase to generate sufficient revenue to be profitable, it may need to market, distribute and service products internationally through distributors. There can be no assurance NxtPhase will secure sufficient foreign customers or successfully manufacture products to meet the various regulatory and commercial requirements in each international market in which NxtPhase desires to sell its products. International operations are subject to other inherent risks, including potential difficulties in establishing satisfactory distributor relationships and enforcing contractual obligations and intellectual property rights in foreign countries, and fluctuations in currency exchange rates. NxtPhase has limited experience developing, manufacturing or selling products to comply with the commercial and legal requirements of international markets. There is no assurance that NxtPhase will be able to locate effective service providers in every region where it desires to market and sell its products, or that providers will effectively service its products in markets where NxtPhase is able to successfully sell its products.

        NxtPhase acquired all of its assets through a foreclosure process that occurred after its predecessor-in-interest defaulted on its secured debt and became insolvent. This insolvency may have affected NxtPhase's relationships with suppliers, even though NxtPhase is a different corporation than its predecessor-in-interest.

        NxtPhase began its corporate life by acquiring all of its assets through an assignment that was given by the secured creditors of NxtPhase's predecessor-in-interest in a voluntary foreclosure process that was commenced when the predecessor-in-interest defaulted on its secured debt and became insolvent. The foreclosure process was completed on August 16, 2004.

        The foreclosure process caused a prolonged period of uncertainty about the future of NxtPhase's business. The fact that NxtPhase's predecessor-in-interest became insolvent has adversely affected NxtPhase's relationship with some suppliers and customers. It has also resulted in some suppliers imposing more stringent terms on NxtPhase. It is possible that these effects will continue to adversely affect NxtPhase after its acquisition by Beacon in the plan of arrangement.

        NxtPhase's predecessor-in-interest had a history of losses and became insolvent. NxtPhase also anticipates future losses.

        NxtPhase incurred net losses of $4.4 million for the eight month period ended August 31, 2005 and $2.6 million for the four and one-half month period ended December 31, 2004. NxtPhase's predecessor-in-interest incurred losses in each year following its inception in 1999, including a net loss of $15.3 million for the year ended December 31, 2003 and a net loss of $5.1 million for the seven and one-half month period ended August 16, 2004.

        Although NxtPhase believes that it will become profitable sometime in 2006, its ability to do so will depend on the growth rate of its revenues and the level of its expenses. NxtPhase derives approximately 95% of its revenues from sales of its relay and recorder products. It is not certain that NxtPhase will be able to achieve the budgeted increase in the sales of its optical sensor, relay and recorder products. Achieving its goal for sales of its optical sensor products will depend on NxtPhase's ability to develop new market alliances and on the rate of market acceptance of its products. Whether and when this will occur is uncertain.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        This joint proxy statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for potential products, plans and objectives of management, and markets for the stock of Beacon and NxtPhase and other matters. Statements in this joint proxy statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, or the Exchange Act, and Section 27A of the Securities Act of 1933, or the Securities Act. These forward-looking statements, including, without limitation, those relating to future business prospects, revenues and income, in each case relating to Beacon or NxtPhase, respectively, wherever they occur in this joint proxy statement, are necessarily estimates reflecting the best judgment of the respective managements of Beacon and NxtPhase and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this joint proxy statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

  •
  timing and success of product development and market acceptance of products that are developed and services that are offered;

  •
  regulatory approvals and restrictions;

  •
  guidelines and recommendations from the electric utility community and regional transmission operations;

  •
  intellectual property positions and litigation;

  •
  competition measurement, relay and recorder industries, the frequency regulation marketplace, and in the specific markets in which Beacon and NxtPhase, respectively, operate; and

  •
  fluctuations in operating results.

        Words such as "estimate," "project," "plan," "intend," "expect," "anticipate," "believe" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this joint proxy statement. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this joint proxy statement. Neither Beacon nor NxtPhase undertakes any obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date of this joint proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

BEACON SELECTED HISTORICAL FINANCIAL DATA

        The following summarizes Beacon's selected historical financial information as of the dates and for the periods indicated. Beacon derived the statements of operations data set forth below for the fiscal years ended December 31, 2004, 2003 and 2002 and the balance sheets data as of December 31, 2004 and 2003 from Beacon's audited financial statements. Beacon derived the statements of operations data set forth below for the fiscal years ended December 31, 2001 and 2000 and the balance sheets data as of December 31, 2002, 2001 and 2000 from Beacon's audited financial statements. The financial information of and for the six months ended June 30, 2005 and 2004 are derived from unaudited financial statements. The operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2005.

        We encourage you to read the following selected historical financial information of Beacon in conjunction with the sections "Beacon Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2005" and "Beacon Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2004" and the financial statements of Beacon and related notes that are incorporated by reference in this joint proxy statement. See "Where You Can Find More Information About Beacon."

Consolidated Statements of Operations Data:

	Six months ending June 30,		Year ended December 31,
	2005	2004	2004	2003	2002	2001	2000
	(unaudited)		(audited)
	(in thousands, except per share data)
Revenues	$954	$184	$325	$—	$—	$—	$50
Cost of goods sold	1,004	384	1,458	—	—	—	—

Gross margin	(50)	(200)	(1,133)	—	—	—	50
Operating expenses:
Selling, general and administrative	2,281	2,289	4,197	4,936	5,637	8,940	4,631
Research and development	636	1,969	3,532	3,550	7,130	17,628	12,715
Loss on sales commitments	1,057	—	—	—	—	—	51
Depreciation and amortization	41	90	187	285	1,644	1,324	401
Restructuring charges	—	—	—	—	2,159	—	—
Loss on impairment of assets	—	—	—	367	4,297	—	—

Total operating expenses	4,015	4,348	7,916	9,138	20,867	27,892	17,798

Loss from operations	(4,065)	(4,548)	(9,049)	(9,138)	(20,867)	(27,892)	(17,748)
Interest and other income (expense), net	55	133	3,719	520	28	1,746	330

Net loss	(4,010)	(4,415)	(5,330)	(8,618)	(20,839)	(26,146)	(17,418)
Preferred stock dividends	—	—	—	—	—	—	(35,797)
Accretion of redeemable convertible preferred stock	—	—	—	—	—	—	(64)

Loss to common shareholders	$(4,010)	$(4,415)	$(5,330)	$(8,618)	$(20,839)	$(26,146)	$(53,279)

Net loss per share, basic and diluted	$(0.09)	$(0.10)	$(0.12)	$(0.20)	$(0.49)	$(0.61)	$(10.77)

Shares used in computing net loss per share, basic and diluted	44,300	43,198	43,453	42,886	42,797	42,551	4,946

Consolidated Balance Sheet Data:

	As of June 30,		As of December 31,
	2005	2004	2004	2003	2002	2001	2000
	(unaudited)		(audited)
	(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$3,466	$4,999	$5,097	$8,909	$17,867	$34,201	$62,051
Working capital	2,042	7,240	4,213	8,838	16,865	32,383	58,778
Total assets	5,905	10,433	7,086	12,067	20,906	42,131	67,738
Total stockholders' equity	$3,664	$7,982	$5,110	$9,692	$18,075	$38,981	$63,308

NXTPHASE SELECTED HISTORICAL FINANCIAL DATA

        The following summarizes NxtPhase's selected historical financial information as of the dates and for the periods indicated. NxtPhase derived the statements of operations data set forth below for the four and one-half month period ended December 31, 2004 and the balance sheets data as of December 31, 2004 from NxtPhase's audited financial statements. NxtPhase derived the statements of operations data set forth below for the seven and one-half month period ended August 16, 2004, fiscal years ended December 31, 2003 and 2002 and the balance sheets data as of December 31, 2003 and 2002 from the audited financial statements of its predecessor-in-interest NxtPhase Corporation. These financial statements are included elsewhere in this joint proxy statement. The financial information of and for the six months ended June 30, 2005 and 2004 are derived from unaudited financial statements. The operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2005.

        We encourage you to read the following selected historical financial information of NxtPhase in conjunction with the sections "NxtPhase Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2005," "NxtPhase Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2004," "NxtPhase Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations as of August 16, 2004," and "NxtPhase Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2003" and the financial statements of NxtPhase and related notes that are included elsewhere in this joint proxy statement.

Consolidated Statements of Operations Data:

			Year ended December 31,
	Six months ending June 30,			NxtPhase predecessor
			NxtPhase for the 4 1/2 months ending Dec 31, 2004
				for the 7 1/2 months ending Aug 16, 2004
	2005	2004**			2003	2002
	(unaudited)		(audited)
	(in thousands, except per share data)
Revenues	$1,658	$—	$1,617	$1,486	$3,866	$4,770
Cost of goods sold	1,438	—	1,591	1,832	3,431	2,791

Gross margin	220	—	26	(346)	435	1,979
Operating expenses:
Selling, general and administrative	2,249	—	1,785	2,235	5,897	6,084
Research and development	1,261	—	689	1,404	6,225	6,075
Depreciation and amortization	—	—	—	—	—	—
Foreign exchange loss	(42)	—	175	(17)	149	419
Restructuring charges	—	—	—	52	723	—
Loss on impairment of assets	—	—	—	—	2,165	—

Total operating expenses	3,468	—	2,649	3,674	15,159	12,578

Loss from operations	(3,248)	—	(2,623)	(4,020)	(14,724)	(10,599)
Interest and other income (expense), net	19	—	—	(1,075)	(563)	163

Net loss	(3,229)	—	(2,623)	(5,095)	(15,287)	(10,436)

Net loss per share, basic and diluted	(3.23)	—	(2.62)	(1.34)	(4.01)	(2.74)

Shares used in computing net loss per share, basic and diluted	1,000,000	—	1,000,000	3,811,232	3,811,232	3,814,953

**
Comparative interim information for June 30, 2004 is not available.

Balance Sheet Data:

	As of June 30,		As of December 31,
	2005	2004**	2004	2003	2002
	(unaudited)		(audited)
	(in thousands)
Cash and cash equivalents	$501	$—	$2,899	$2,135	$5,133
Working capital	1,159	—	3,152	(2,592)	9,609
Total assets	7,299	—	10,137	5,555	11,967
Total stockholders' equity (deficiency)	5,838	—	8,716	(2,592)	9,609

**
Comparative interim information for June 30, 2004 is not available.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
OF BEACON AND NXTPHASE

        Beacon based the following selected unaudited pro forma condensed combined balance sheet data as of June 30, 2005 and the selected unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2004 and the six months ended June 30, 2005 on the historical financial statements of Beacon and NxtPhase after giving effect to the proposed plan of arrangement using the purchase method of accounting on a pro forma basis. Under this method of accounting, the assets and liabilities of NxtPhase will be recorded by Beacon at their estimated fair values as of the date the plan of arrangement is completed. Beacon adjusted NxtPhase's presentation format to that used by Beacon. The selected unaudited pro forma condensed combined financial data is presented for informational purposes only and does not represent what Beacon's financial position or results of operations actually would have been if the proposed plan of arrangement had in fact occurred on those dates. The selected unaudited pro forma condensed combined financial data should not be considered representative of future operating results of the combined company.

        For pro forma purposes:

  •
  Beacon combined its unaudited balance sheet as of June 30, 2005 with NxtPhase's unaudited balance sheet as of June 30, 2005 as if the proposed plan of arrangement had occurred on June 30, 2005; and

  •
  Beacon combined its audited statement of operations for the fiscal year ended December 31, 2004 with the audited statement of operations of NxtPhase Corporation, NxtPhase's predecessor, for the period from January 1, 2004 through August 16, 2004, and NxtPhase's audited statement of operations for the period from August 17, 2004 through December 31, 2004, and Beacon's unaudited statement of operations for the six months ended June 30, 2005 with NxtPhase's unaudited statement of operations for the six months ended June 30, 2005, as if the proposed plan of arrangement had occurred on January 1, 2004.

        Beacon obtained an independent valuation to determine the fair value of the net assets acquired. Fair value is the amount at which each asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced liquidation or sale. The valuation is the basis for the estimates of fair value reflected in the unaudited pro forma condensed combined financial data. In addition, as explained in greater detail in the accompanying notes to the selected unaudited pro forma combined condensed financial statements, the allocation of the purchase price reflected in this information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded upon the effective time of the plan of arrangement.

        You are encouraged to read the selected unaudited pro forma condensed combined financial data in conjunction with the historical financial statements and the related notes of Beacon and NxtPhase and other financial information pertaining to Beacon and NxtPhase, including "Beacon's Management's Discussion and Analysis of Financial Condition and Results of Operations," and "NxtPhase's Management's Discussion and Analysis of Financial Condition and Results of Operations," included elsewhere in this joint proxy statement.

Pro Forma Statement of Operations Data:

	For the three months ended June 30, 2005	For the year ended December 31, 2004
	(in thousands)	(in thousands)
Revenues	$2,612	$3,428
Cost of goods sold	2,442	4,881

Gross margin	170	(1,453)
Selling, general and administrative	3,856	7,413
Research and development	1,874	5,540
Loss on contracts	1,057	—
Depreciation and amortization	578	1,431
Foreign exchange gain	(42)	158

Loss from operations	(7,153)	(15,995)
Interest and other income (expense), net	74	159
Gain on sale of investment	—	3,563

Net loss	$(7,079)	$(12,273)

Pro Forma Balance Sheet Data:

As of June 30, 2005
(in thousands)
Cash and cash equivalents	$6,248
Working capital	5,249
Total assets	14,910
Total stockholders' equity	11,208

COMPARATIVE HISTORICAL AND PRO FORMA COMBINED PER SHARE DATA

        The following table sets forth historical per share data of Beacon and NxtPhase and combined per share data on an unaudited pro forma basis after giving effect to the proposed plan of arrangement.

        The following pro forma per share data is based on Beacon's and NxtPhase's unaudited pro forma combined per share data for the year ended December 31, 2004 and the six months ended June 30, 2005. We encourage you to read this information along with the selected historical financial data, the unaudited pro forma condensed combined financial statements and the separate audited historical financial statements of Beacon and NxtPhase and the notes thereto included elsewhere in this joint proxy statement. The unaudited pro forma combined per share data is not necessarily indicative of the operating results that would have been achieved had the proposed plan of arrangement been consummated at the beginning of the periods presented or the financial position at December 31, 2004 and June 30, 2005. You should not consider the data to be representative of future operating results of the combined company.

	Beacon for the Year ended December 31, 2004	NxtPhase for the period 8/17-12/31/2004	NxtPhase Predecessor for the period 1/1-8/16/2004	Pro Forma Combined for the year ended December 31, 2004
Per share loss from operations
Basic(a)(d)	$(0.21)	$(2.62)	$(1.05)	$(0.25)
Diluted(b)(d)	(0.21)	(2.62)	(1.05)	(0.25)
Per share net loss
Basic(a)(d)	(0.12)	(2.62)	(1.34)	(0.20)
Diluted(b)(d)	(0.12)	(2.62)	(1.34)	(0.20)
Cash dividends	—	—	—	—
Book value at December 31, 2004(c)(d)	0.12	8.72	n/a	0.28
	Beacon for the six months ended June 30, 2005	NxtPhase for the six months ended June 30, 2005	NxtPhase Predecessor for six months ended June 30, 2005	Pro Forma Combined for the six months ended June 30, 2005
Per share loss from operations
Basic(a)(d)	$(0.09)	$(3.25)	n/a	$(0.11)
Diluted(b)(d)	(0.09)	(3.25)	n/a	(0.11)
Per share net loss
Basic(a)(d)	(0.09)	(3.23)	n/a	(0.11)
Diluted(b)(d)	(0.09)	(3.23)	n/a	(0.11)
Cash dividends	—	—	—	—
Book value at June 30, 2005(c)(d)	0.08	5.84	n/a	0.16

Notes to comparative historical and pro forma combined per share data:

(a)
Based on the historic weighted average number of shares of common stock outstanding for Beacon and NxtPhase for such period.

(b)
Based on the historic weighted average number of shares of common stock outstanding without regard to the potential dilution that would occur if interests in securities (options, warrants and other convertible securities) were exercised and converted into common stock of Beacon or NxtPhase for such period since their inclusion would be antidilutive.

(c)
Computed by dividing shareholders' equity by the number of shares of common stock at the end of such period without regard to the dilutive effect of interests in securities (options, warrants and other convertible securities) since their inclusion would be antidilutive.

(d)
Pro forma calculations were computed by dividing by the number of historic shares of Beacon common stock, adjusted to include the estimated number of shares of Beacon common stock to be issued in the plan of arrangement without regard to the dilutive effect of interests in securities (options, warrants and other convertible securities) since their inclusion would be anti-dilutive.

THE BEACON SPECIAL MEETING

        Beacon is furnishing this joint proxy statement to Beacon stockholders in connection with the solicitation of proxies from Beacon stockholders for use at the Beacon special meeting to be held on                        , 2005, and any adjournments or postponements thereof. The approximate date on which this joint proxy statement and the enclosed proxy card will first be sent to Beacon stockholders is            , 2005.

Date, Time and Place

        The Beacon special meeting will be held on                        ,                         , 2005 at 10:00 a.m., local time, at Beacon's corporate offices, located at 234 Ballardvale Street, Wilmington, Massachusetts 01887, or at any adjournment or postponement of that meeting.

Matters to be Considered at the Beacon Special Meeting

        At the Beacon special meeting, and any adjournment or postponement of the Beacon special meeting, Beacon stockholders will be asked:

  •
  To consider and vote upon a proposal to approve the plan of arrangement by and among Beacon, Beacon Acquisition Co. and NxtPhase and its related arrangement agreement;

  •
  To amend the Beacon Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of Beacon common stock authorized for issuance from 110,000,000 shares to 170,000,000 shares; and

  •
  To transact such other business as may properly come before the Beacon special meeting, including any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of any or all of the above matters presented at the Beacon special meeting.

Recommendation of the Beacon Board of Directors

        At its meetings held on September 7, 2005, September 13, 2005, September 15, 2005, September 19, 2005, September 20, 2005 and September 21, 2005, the special committee of Beacon's board of directors received advice from its special counsel concerning its fiduciary duties under Delaware law and considered all the facts and circumstances important to recommending whether to vote in favor of or against the plan of arrangement. The special committee concluded that all the reasons for the plan of arrangement remained valid and unchanged. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon's Reasons for the Plan of Arrangement.") The special committee also noted, however, that based upon the trading price of Beacon's common stock in August and September 2005 the value of the consideration being paid for NxtPhase had increased above the ranges in the fairness opinions obtained from Ardour and Black Point. (See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Recent Developments.") After carefully considering this information and the advice of its special counsel and of its financial advisor, and after extensive discussion, the special committee concluded that, given the prevailing price of Beacon common stock, it could not recommend the transaction at the share price as of September 21, 2005. This conclusion is necessarily based upon the information available through that date, and values and conditions may change after that date. The special committee acknowledged that the relative values of Beacon and NxtPhase may change in the future, and a sufficient change could cause the special committee to change its recommendation.

        On September 21, 2005, the special committee advised Beacon's board of directors of its conclusion and recommended that the board include this fact in this joint proxy statement. The board unanimously accepted the special committee's conclusion and recommendation, with two directors

(Messrs. Socha and Fox, being officers of Perseus, L.L.C., an affiliate of significant stockholders of both Beacon and NxtPhase) abstaining.

        With respect to the other Beacon proposals described in this joint proxy statement, the Beacon board of directors unanimously recommends that Beacon stockholders vote:

  •
  "FOR" the amendment to the Beacon Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Beacon common stock; and

  •
  "FOR" the proposal to permit the transaction of other business, including permitting the adjournment of the Beacon special meeting, if necessary, to solicit additional proxies in favor of the preceding proposals.

        The plan of arrangement will not be consummated unless the Beacon stockholders also approve the proposal to increase the authorized shares of Beacon common stock.

Record Date

        The Beacon board of directors has fixed                        , 2005 as the record date for the Beacon special meeting. Accordingly, only holders of record of Beacon common stock at the close of business on                        , 2005 are entitled to notice of and to vote at the Beacon special meeting and at any adjournment or postponement thereof.

Quorum

        The presence at the Beacon special meeting, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of Beacon common stock on the record date is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the Beacon special meeting will be adjourned or postponed in order to solicit additional proxies. Shares of Beacon common stock represented at the Beacon special meeting but not voted, including shares of Beacon common stock for which proxies have been received but for which the holders have not indicated how to vote the proxy or have abstained, will be treated as present at the Beacon special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

Stockholders Entitled to Vote

        At the close of business on the record date, there were                        shares of Beacon common stock outstanding and entitled to vote held by approximately             stockholders of record.

        A holder of Beacon common stock is entitled to cast one vote, in person or by proxy, for each share held in his, her or its name as of the record date on each matter submitted to the Beacon stockholders for a vote at the Beacon special meeting.

Vote Required

        The presence at the Beacon special meeting, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of Beacon common stock on the record date is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the Beacon special meeting will be adjourned or postponed in order to solicit additional proxies. Shares of Beacon common stock represented at the Beacon special meeting but not voted, including shares of Beacon common stock for which proxies have been received but for which the holders have abstained, will be treated as present at the Beacon special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

        Assuming a quorum is established, a majority of the total votes cast, in person or by proxy, at the Beacon special meeting must vote in favor to approve the plan of arrangement. The proposal to amend the Beacon Sixth Amended and Restated Certificate of Incorporation must be approved by a majority of the shares of Beacon common stock outstanding that are entitled to vote on this proposal. If you return your proxy with instructions to abstain from voting on any of the Beacon proposals, your shares will be counted for purposes of determining whether a quorum is present at the Beacon special meeting and for purposes of determining the total number of votes cast on each Beacon proposal described in this joint proxy statement. An abstention with respect to a proposal has the legal effect of a vote "AGAINST" the proposal.

        Issuance of the Beacon shares to NxtPhase shareholders and consummation of the plan of arrangement are contingent upon approval by the Beacon stockholders of the proposal to amend the Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Beacon common stock. If this proposal is not approved, the plan of arrangement will not be consummated.

        If a Beacon stockholder signs and returns his or her proxy card but does not indicate voting instructions on any Beacon proposal, the stockholder's shares of Beacon common stock will be vote "FOR" such proposal. Abstaining from voting on any proposal will have the legal effect of voting "AGAINST" such proposal.

Proxies

        Each share represented by a properly authorized and unrevoked proxy received in time for the Beacon special meeting will be voted at the Beacon special meeting in the manner specified therein. Properly authorized proxy cards (and proxies authorized by the telephone or the Internet) that do not contain voting instructions will be voted "FOR" approval of the proposals described herein.

        Beacon does not know of any matters, other than those described in the Beacon Notice of Special Meeting, which will come before the Beacon special meeting. If any other matters are properly presented for action at the Beacon special meeting, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Other Business; Adjournments

        Beacon does not expect that any matter other than the proposals presented in this joint proxy statement will be brought before the Beacon special meeting. However, if other matters incident to the conduct of the Beacon special meeting are properly presented at the Beacon special meeting or any adjournment or postponement of the Beacon special meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

        Adjournments may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by the chairman of the meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Beacon special meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Beacon special meeting. Beacon does not currently intend to seek an adjournment of the Beacon special meeting.

Revocability of Proxies

        You may revoke your proxy at any time prior to its use:

  •
  by delivering to the Secretary of Beacon at the address set forth below a signed notice of revocation or a later-dated, signed proxy card;

  •
  by telephone or the Internet, if you have authorized a proxy by the same means and effectively revoke your proxy by the time stated on the proxy card; or

  •
  by attending the Beacon special meeting and voting in person.

        Attendance at the Beacon special meeting is not in itself sufficient to revoke a proxy.

        All written notices of revocation and other communications with respect to revocation of proxies should be addressed to Beacon Power Corporation, 234 Ballardvale Street, Wilmington, Massachusetts 01887, Attention: Secretary. A proxy appointment will not be revoked by death or incapacity of the Beacon stockholder authorizing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Secretary of Beacon or other person responsible for tabulating votes on Beacon's behalf.

Solicitation of Proxies and Expenses

        The accompanying proxy is being solicited on behalf of Beacon's board of directors. All expenses of this solicitation of proxies will be borne by Beacon and the cost of preparing this joint proxy statement will be shared by Beacon and NxtPhase. In addition to solicitation by use of the mails, proxies may be solicited from Beacon stockholders by directors, officers and employees of Beacon in person or by telephone, fax, e-mail or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. Arrangements also have been made with brokerage houses, banks, and other custodians, nominees, and fiduciaries for the forwarding of soliciting materials to the beneficial owners of the Beacon common stock held of record by such person, and Beacon will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

        Beacon has retained Georgeson Shareholder Communication, Inc. to assist it in the solicitation of proxies for a base fee of $8,500, plus $500 set up charge for telephone solicitations and $4.75 per call voted. Beacon will pay such fees and reimburse Georgeson for all out-of-pocket expenses.

THE NXTPHASE SPECIAL MEETING

        NxtPhase is furnishing this joint proxy statement to NxtPhase stockholders in connection with the solicitation of proxies from NxtPhase stockholders for use at the NxtPhase special meeting to be held on                        , 2005, and any adjournments or postponements thereof. The approximate date on which this joint proxy statement and the enclosed proxy card will first be sent to NxtPhase stockholders is            , 2005.

Date, Time and Place

        The NxtPhase special meeting will be held on                        ,                         , 2005 at 10:00 a.m., local time, at NxtPhase's corporate offices, located at 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7, or at any adjournment, postponement or rescheduling of that meeting.

Matters to be Considered at the NxtPhase Special Meeting

        At the NxtPhase special meeting, and any adjournment or postponement of the NxtPhase special meeting, NxtPhase stockholders will be asked:

  •
  to consider and vote upon a proposal to adopt the arrangement agreement and plan of arrangement by and among Beacon, NxtPhase and Beacon Acquisition Co., dated April 22, 2005, and amended as of September 27, 2005; and

  •
  to consider and transact such other matters that may properly come before the NxtPhase special meeting, including any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the plan of arrangement proposal.

Recommendation of the Board of Directors

        NxtPhase shareholders holding an aggregate of 98% of the common stock and 100% of the Class A preferred stock agreed in an Investor Rights Agreement entered into in connection with NxtPhase's Class A financing in November 2004 to grant an option to permit Beacon, as an assignee of Perseus 2000, L.L.C., to acquire all of the outstanding shares of NxtPhase. These shareholders also agreed to take all action to consummate such acquisition of NxtPhase by Beacon in accordance with the terms of the option. Excluding John C. Fox and Lisa M. Schule, interested directors who recused themselves, the NxtPhase board of directors, recognizing the prior agreements of these shareholders, approved the terms and conditions of the arrangement agreement and the plan of arrangement and recommends a vote "FOR" the adoption of the plan of arrangement.

Record Date

        The NxtPhase board of directors fixed                        , 2005 as the record date for the NxtPhase special meeting. Accordingly, only stockholders of record of NxtPhase common stock or Class A preferred stock at the close of business on                        , 2005 are entitled to notice of and to vote at the NxtPhase special meeting and at any adjournment or postponement thereof.

Quorum

        The presence at the NxtPhase special meeting, either in person or by proxy, of two stockholders of NxtPhase on the record date is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the NxtPhase special meeting will be adjourned or postponed in order to solicit additional proxies. Shares of NxtPhase common stock represented at the NxtPhase special meeting but not voted, including shares of NxtPhase common stock or Class A preferred stock for which proxy cards have been received but for which the holders have abstained, will be treated as present at the NxtPhase special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

Stockholders Entitled to Vote

        At the close of business on the record date,                         , 2005, there were 1,000,000 shares of NxtPhase common stock and 1,948,718 shares of NxtPhase Class A preferred stock outstanding and entitled to vote held by eleven stockholders of record.

        A holder of NxtPhase common stock or NxtPhase Class A preferred stock is entitled to cast one vote, in person or by proxy, for each share held in his, her or its name as of the record date on each matter submitted to the NxtPhase stockholders for a vote at the NxtPhase special meeting.

Vote Required

        Adoption of the plan of arrangement requires the affirmative vote of the holders of two-thirds of NxtPhase common stock and Class A preferred stock present in person or by proxy at the NxtPhase special meeting, voting together. Failures to vote and abstentions will not be deemed to be cast either "FOR" or "AGAINST" the adoption of the plan of arrangement.

        You should vote your proxy even if you plan to attend the NxtPhase special meeting. You can always change your vote at the NxtPhase special meeting. Voting instructions are included on your proxy card. If you properly give your proxy and submit it to NxtPhase in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

Voting Agreements

        As of November 12, 2004, NxtPhase and its preferred stockholders entered into an Investor Rights Agreement pursuant to which, among other things, each of the stockholders who is a party to the Investor Rights Agreement agreed to take all actions necessary to consummate the plan of arrangement, including voting for approval of the plan of arrangement proposal. These stockholders hold approximately 98% of the outstanding NxtPhase common stock and 100% of the Class A preferred stock as of the NxtPhase record date.

Proxies

        All shares represented by properly executed and unrevoked proxy cards received in time for the NxtPhase special meeting will be voted at the NxtPhase special meeting in the manner specified therein. Properly executed proxy cards that do not contain voting instructions with respect to adoption of the plan of arrangement will be voted "FOR" adoption of the plan of arrangement.

        Only shares affirmatively voted for adoption of the plan of arrangement, including properly executed proxy cards that do not contain voting instructions, will be counted as votes in favor of the adoption of the plan of arrangement.

        The persons named as proxies by a NxtPhase stockholder may propose and vote for one or more adjournments of the NxtPhase special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the plan of arrangement and approve the plan of arrangement will be voted in favor of any adjournment or postponement.

Other Business; Adjournments

        NxtPhase does not expect that any matter other than the proposals presented in this joint proxy statement will be brought before the NxtPhase special meeting. However, if other matters incident to the conduct of the NxtPhase special meeting are properly presented at the NxtPhase special meeting or any adjournment or postponement of the NxtPhase special meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

        Adjournments may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by the chairman of the meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the NxtPhase special meeting, whether or not a quorum exists, without further notice other than by an announcement made at the NxtPhase special meeting. NxtPhase does not currently intend to seek an adjournment of the NxtPhase special meeting.

Revocability of Proxies

        You may revoke your proxy at any time prior to its use:

  •
  by delivering to the Secretary of NxtPhase at the address set forth below a signed notice of revocation or a later-dated, signed proxy card; or

  •
  by attending the NxtPhase special meeting and voting in person.

        Attendance at the NxtPhase special meeting is not in itself sufficient to revoke a proxy.

        All written notices of revocation and other communications with respect to revocation of proxies should be addressed to NxtPhase T&D Corporation, 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7, Attention: Secretary. A proxy appointment will not be revoked by death or incapacity of the NxtPhase stockholder executing the proxy card unless, before the shares are voted, notice of such death or incapacity is filed with the Secretary of NxtPhase or other person responsible for tabulating votes on NxtPhase's behalf.

Solicitation of Proxies and Expenses

        The accompanying proxy is being solicited on behalf of the NxtPhase board of directors. All expenses of this solicitation of proxies will be borne by NxtPhase and the cost of preparing this joint proxy statement will be shared by Beacon and NxtPhase. In addition to solicitation by use of the mails, proxies may be solicited from NxtPhase stockholders by directors, officers and employees of NxtPhase in person or by telephone, telegram, fax, e-mail or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation.

        Please do not send stock certificates with your proxy card. If the plan of arrangement is approved, a transmittal form with instructions concerning the surrender of NxtPhase stock certificates will be mailed to you by Beacon promptly after the effective date of the plan of arrangement.

BEACON AND NXTPHASE PROPOSAL NO. 1—THE PLAN OF ARRANGEMENT

        Effect of the Plan of Arrangement; What NxtPhase Stockholders and NxtPhase Employees will Receive in the Plan of Arrangement; Increase in Authorized Common Stock under Beacon Certificate of Incorporation

        Upon the effective date of the plan of arrangement, outstanding shares of NxtPhase common stock or Class A preferred stock (other than NxtPhase shares held by Beacon) will be exchanged for the right to receive shares of common stock of Beacon (and related preferred share purchase rights pursuant to Beacon's rights agreement) based on a formula. No fractional shares of Beacon common stock will be issued. Cash will be paid instead of fractional shares based on a $0.9186 per share price for Beacon common stock (the 20-day volume weighted average price of Beacon common stock as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed, April 22, 2005). Shares of Class A preferred stock issued to Perseus 2000 Expansion, L.L.C. in connection with the commitment by Perseus to purchase up to $1,500,000 of Class A preferred stock in the period prior to completion of the plan of arrangement will be exchanged for shares of Beacon common stock having a value based on the 20-day volume weighted average price of Beacon common stock as of April 22, 2005, equal to the purchase price of the shares plus accrued dividends at a rate of 8% per annum. All other NxtPhase shares (other than NxtPhase shares held by Beacon) will be exchanged for shares of Beacon common stock based on the exchange ratio. The exchange ratio will not be adjusted to reflect stock price changes of Beacon common stock prior to the date of consummation of the plan of arrangement.

        The formula by which the exchange ratio will be determined is as follows:

Exchange Ratio	=	Aggregate Beacon Shares Aggregate NxtPhase Shares
Aggregate Beacon Shares	=	Aggregate Consideration Beacon Share Price
Aggregate Consideration	=	$14,235,000:

(i) plus the aggregate issue price of any NxtPhase shares, if any, issued by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, including, for greater certainty, the amount received by NxtPhase for any NxtPhase shares issued pursuant to the Perseus financing commitment and to El Dorado Investment Company in accordance with the Securities Purchase Agreement among NxtPhase and its Class A preferred shareholders, and
(ii) minus the aggregate amount of non-working capital indebtedness, if any, incurred by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, and
(iii) minus the amount of the consideration provided to NxtPhase for shares issued in connection with the Perseus financing commitment.

Beacon Share Price	=	$0.9186 (20-day volume weighted average price of Beacon common stock as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed)
Aggregate NxtPhase Shares	=
2,548,718 plus an additional 66,667 NxtPhase shares issued to El Dorado Investment Company pursuant to the Securities Purchase Agreement among NxtPhase and its Class A preferred shareholders plus the aggregate number of any other NxtPhase shares, if any, issued by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, other than shares issued pursuant to the Perseus financing commitment.

        On each of June 13, 2005 and July 21, 2005, respectively, NxtPhase issued 111,111 shares of Class A preferred stock to Beacon in connection with the Perseus financing commitment. These shares will not be exchanged pursuant to the plan of arrangement. On August 29, 2005, NxtPhase issued an additional 111,111 shares of Class A preferred stock to Perseus 2000 Expansion, L.L.C. in connection with the Perseus financing commitment. Pursuant to the terms of the plan of arrangement, these shares will be exchanged for approximately 560,000 shares of Beacon common stock.

        On September 13, 2005, NxtPhase issued 66,667 shares of its Class A preferred stock to El Dorado Investment Company for an aggregate purchase price of $300,000 in accordance with the Securities Purchase Agreement among NxtPhase and its Class A preferred stockholders.

        Assuming NxtPhase:

  •
  does not issue any additional shares of its Class A preferred stock or common stock before closing of the plan of arrangement and

  •
  does not incur any non-working capital indebtedness

        between the date of signing of the arrangement agreement and the closing of the plan of arrangement, the exchange ratio would be calculated as follows:

        Aggregate NxtPhase Shares = 2,615,385

        Beacon Share Price = $0.9186

        Aggregate Consideration = $14,535,000

Aggregate Beacon Shares	=	$14,535,000 $0.9186	=	15,822,991

Exchange Ratio	=	15,822,991 2,615,385	=	6.05

        As an example, a holder of 10 shares of NxtPhase Class A preferred stock and 10 shares of NxtPhase common stock would receive the following number of shares of Beacon common stock using the above exchange ratio of 6.05:

        20 shares of NxtPhase stock X 6.05 = 121 shares of Beacon common stock.

        As of                        , 2005, NxtPhase had not taken any of the actions described above.

        The exchange ratio formula described above values each share of Beacon common stock at $0.9186, the 20-day volume weighted average price of Beacon common stock as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed, April 22, 2005. The closing bid price of Beacon common stock as of the date of this joint proxy statement was $

per share, as reported on the NASDAQ SmallCap Market. Beacon estimates that it will issue approximately 16,381,900 shares of its common stock to NxtPhase stockholders.

        In addition to issuing shares of its common stock to the stockholders of NxtPhase, Beacon will issue an aggregate of approximately 2,694,000 restricted stock units to the employees of NxtPhase after consummation of the plan of arrangement pursuant to its Second Amended and Restated 1998 Stock Incentive Plan.

        The plan of arrangement will not be consummated unless the Beacon stockholders also approve the proposal to amend the Beacon Sixth Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized from 110,000,000 to 170,000,000. In determining that an increase in authorized common stock of Beacon to 170,000,000 authorized shares is appropriate, Beacon considered (i) the number of shares required to be issued and reserved pursuant to the plan of arrangement and under Beacon's equity plans and (ii) the amount of stock that it may need to finance the business of the combined company.

Background of the Plan of Arrangement

        The board of directors and senior management of Beacon have regularly discussed Beacon's business and strategic direction in the context of competitive developments, and have considered ways to enhance Beacon's competitive position. In more recent years, Beacon's management and board have discussed possible ways of strengthening the competitive position of Beacon. Beacon's management and board have considered acquisitions and strategic combinations with a variety of companies and the potential benefits and risks of those transactions. Except for the proposed plan of arrangement with NxtPhase, none of these opportunities led to serious discussions or negotiations.

        NxtPhase's board of directors and senior management have also regularly discussed the state of NxtPhase's business and strategic direction and objectives and its performance and prospects in the context of competitive developments in the electrical utility industry and have considered ways to enhance NxtPhase's competitive position in light of continuing industry trends.

        In March 2004, some stockholders of NxtPhase, who had previously been stockholders and lenders to NxtPhase Corporation ("Old NxtPhase"), NxtPhase's predecessor-in-interest, began the foreclosure of all of Old NxtPhase's assets. In August 2004, the assets recovered in the foreclosure were contributed to NxtPhase to continue the business of Old NxtPhase in exchange for common stock of NxtPhase. Perseus 2000, L.L.C. was one of the lenders to Old NxtPhase, is the largest stockholder in NxtPhase and has two representatives on the NxtPhase board of directors. An affiliate of Perseus 2000, L.L.C. is a significant stockholder of Beacon and has two representatives on the Beacon board of directors.

        In May 2004, the lenders of Old NxtPhase held a meeting to discuss the various possibilities for funding NxtPhase. At that time, Perseus proposed offering to Beacon the opportunity to co-invest with the lenders who agreed to invest in NxtPhase. Perseus noted that Beacon was developing products that would operate in a similar industry. The lenders expressed tentative interest in this possibility and agreed that Perseus should gauge Beacon's interest in a possible transaction.

        On June 16, 2004, Kenneth M. Socha, Senior Managing Director of Perseus, L.L.C., and a director of Beacon, discussed with Beacon senior management the possibility of having Beacon co-invest with some of the current stockholders of NxtPhase. The parties agreed that a more formal proposal should be presented to the entire Beacon board of directors at the next board meeting.

        On June 24, 2004, the Beacon board held a meeting to discuss a possible investment in NxtPhase. After discussing the fact that NxtPhase might offer a strategic fit, complementary business strengths and compatible senior management, the Beacon board of directors encouraged continued discussions related to NxtPhase, including a visit to NxtPhase to initiate Beacon's due diligence review. However, at that time the board discussed the fact that Beacon's limited cash reserves might make an investment in

NxtPhase difficult, and discussed the possibility of a merger or acquisition of NxtPhase in exchange for Beacon common stock. At that time, Perseus offered to make a loan to Beacon so that it might have sufficient funds to invest in NxtPhase, and this proposal was also discussed, but ultimately not pursued.

        That week, several Beacon senior managers and board members began conducting due diligence on NxtPhase, and held meetings with NxtPhase senior management. They also traveled to the offices of NxtPhase's subsidiary located in Phoenix, Arizona, to tour its facilities. Senior management of Beacon continued to hold meetings and conduct diligence on NxtPhase's business and management throughout the summer and into the fall of 2004.

        At the same time, NxtPhase was still in need of funds. Perseus and the other lenders continued discussions regarding an investment in NxtPhase Class A preferred stock. As part of the investment, Perseus proposed to the lenders that NxtPhase provide Perseus with the opportunity to acquire the company. The lenders subsequently agreed to provide Perseus with such an option and further that Perseus would have the right to assign the option to acquire NxtPhase to Beacon. On August 17, 2004, the lenders to Old NxtPhase completed the foreclosure of Old NxtPhase and transferred the assets of Old NxtPhase to NxtPhase in exchange for NxtPhase common stock. As part of the transaction, Perseus bought out some of the interests of some of the lenders to Old NxtPhase who were not interested in participating in NxtPhase. At the same time, Perseus and certain other stockholders made bridge loans to NxtPhase so that it could continue its operations.

        In conjunction with Perseus' negotiations with the other NxtPhase stockholders regarding the proposed structure of an investment in NxtPhase's Class A preferred stock, NxtPhase and Beacon continued to hold meetings, and Beacon continued to conduct due diligence on NxtPhase. This process, as well as negotiations regarding the NxtPhase investment by its stockholders, continued throughout July and August, 2004.

        In late August 2004, the Beacon board of directors again met to discuss the NxtPhase acquisition, and voted in favor of engaging Ardour Capital Investments, LLC, an investment banking firm with experience in the energy sector, to advise Beacon with respect to the acquisition of NxtPhase. Ardour met with NxtPhase's management, reviewed its finances, and discussed various valuations and comparisons with Beacon, as well as possible scenarios for exercising the option to acquire NxtPhase, once NxtPhase completed its Class A preferred stock financing and issued the option to Perseus.

        On October 27, 2004 Beacon's board of directors formed a special committee for the purposes of reviewing the proposed plan of arrangement. The special committee was initially composed of Stephen P. Adik and Jack P. Smith. Upon her election to the Beacon board on July 21, 2005, Lisa W. Zappala was appointed to the NxtPhase special committee. Messrs. Adik and Smith and Ms. Zappala are independent members of the Beacon board of directors.

        NxtPhase completed its Class A preferred stock financing on November 12, 2004, and as part of the financing, Perseus and the other NxtPhase stockholders that made loans to NxtPhase cancelled those loans in exchange for Class A preferred stock. As part of the transaction, Perseus was granted the option to acquire NxtPhase, which was assignable to Beacon or its affiliates.

        In November 2004, the Beacon board of directors, recognizing that Ardour had been acting as a financial advisor to Beacon on potential financings, directed its special committee to engage a second financial advisor to render a fairness opinion. Black Point Partners, Inc., an investment banking firm that provides mergers and acquisitions advisory services, was engaged by the special committee to determine whether the purchase price of the proposed transaction to acquire NxtPhase was fair, from a financial point of view, to Beacon stockholders, other than Perseus, L.L.C., a stockholder affiliated with both Beacon and NxtPhase.

        Prior to the assignment of the option by Perseus to Beacon, Beacon and NxtPhase had already begun discussing the terms of an arrangement agreement and Beacon and some of the NxtPhase stockholders had discussed the terms of a letter agreement relating to representations, warranties and covenants of the stockholders. These stockholders were Perseus 2000, L.L.C., El Dorado Investment Company and Working Opportunity Fund (EVCC), Ltd., NxtPhase's three largest shareholders.

        On March 15, 2005, Beacon's board of directors received the fairness opinion from Ardour stating that as of this date, the proposed plan of arrangement was fair, from a financial perspective, to the stockholders of Beacon. Beacon also received from Evans & Evans, Inc. (i) an opinion, dated March 18, 2005, as to the fair market value of the issued and outstanding shares of NxtPhase as of December 31, 2004, (ii) an opinion, dated March 18, 2005, as to the fair value of all tangible and intangible assets of NxtPhase as of December 31, 2004 and (iii) an independent limited appraisal report, dated April 19, 2005, reconciling previous valuation services work conducted by Ardour and subsequent valuation and appraisal work conducted by Evans & Evans.

        From April 11, 2005 until April 21, 2005, the Beacon board of directors or its special committee held meetings every business day to discuss the acquisition of NxtPhase. At the April 21, 2005 meeting, the Beacon board, excluding interested directors, discussed the history of Beacon's discussions with NxtPhase and the result of Beacon's due diligence review of NxtPhase. In addition, the special committee of the Beacon board reported that it had received the fairness opinion from Black Point stating that the proposed plan of arrangement was fair, from a financial perspective, to the stockholders of Beacon other than Perseus, L.L.C., a stockholder affiliated with both Beacon and NxtPhase. The special committee stated to the Beacon board its recommendation that Beacon should exercise the option, if assigned from Perseus, to acquire NxtPhase. Excluding the directors affiliated with Perseus who recused themselves, the Beacon board unanimously agreed that should Perseus assign the option to Beacon, Beacon should exercise the option as soon as a definitive arrangement agreement could be finalized with NxtPhase. In addition, excluding the directors who recused themselves, Beacon's board of directors adopted resolutions approving the arrangement agreement and the NxtPhase stockholder letter agreement, in substantially the form provided to the Beacon board, and the plan of arrangement, and directed that the plan of arrangement proposal be submitted to the Beacon stockholders for their approval.

        NxtPhase's board of directors held a meeting on April 21, 2005 to discuss the approval of the arrangement agreement and the plan of arrangement. Although nearly all of the stockholders had approved the acquisition of their NxtPhase shares by Beacon and had agreed, pursuant to the Class A preferred stock financing documents, to vote in favor of NxtPhase's sale to Beacon, the NxtPhase board, excluding interested directors, approved the terms and conditions of the arrangement agreement and the plan of arrangement.

        Perseus assigned the option to Beacon on April 22, 2005, and that day Beacon exercised the option. On April 22, 2005, the arrangement agreement was executed by Beacon, Beacon Acquisition Co. and NxtPhase and the stockholder letter agreements were executed by Beacon, NxtPhase and each of the following stockholders of NxtPhase: Perseus 2000, L.L.C., El Dorado Investment Company and Working Opportunity Fund (EVCC), Ltd. Beacon and NxtPhase publicly announced the execution of the arrangement agreement on April 25, 2005.

        One condition to consummation of the plan of arrangement is that all Class A preferred stockholders of NxtPhase enter into stockholder letter agreements similar to those signed by Perseus, El Dorado and Working Opportunity Fund. In August and September, 2005, all remaining shareholder letter agreements were executed.

        If the plan of arrangement is not consummated by December 31, 2005, the arrangement agreement automatically terminates and the parties will no longer have any obligations under the agreement. The arrangement agreement originally required Beacon to file a registration statement with the Securities and Exchange Commission registering the shares of Beacon common stock to be issued to NxtPhase stockholders in the plan of arrangement. Beacon was unable to file a registration statement because its prior independent audit firm, Deloitte & Touche LLP, refused to consent to the inclusion of that firm's audit report on Beacon's audited financial statements for 2002 and 2003 in the registration statement.

Because of the delay caused by this refusal, Beacon engaged its current auditors, Miller Wachman LLP, to reaudit its financial statements for 2002 and 2003. Even with this reaudit, however, Beacon was unsure whether it would be able to complete the acquisition of NxtPhase by December 31, 2005 as required by the arrangement agreement.

        As a result of these circumstances, Beacon and NxtPhase agreed to amend the arrangement agreement to remove the requirement that the Beacon shares to be issued in the plan of arrangement be registered under the Securities Act of 1933. Instead, Beacon will rely on Section 3(a)(10) of the Securities Act so that the shares are exempt from registration. Beacon, Beacon Acquisition Co. and NxtPhase entered into the first amendment to the arrangement agreement on September 27, 2005. As part of the first amendment, the stockholder letter agreements were amended to reflect corresponding changes.

Recent Developments

        Beacon and NxtPhase entered into the arrangement agreement on April 22, 2005. Prior to entering into the agreement, Beacon's board of directors obtained a fairness opinion from Ardour Capital Investments, LLC, which stated that as of March 15, 2005, the proposed purchase price to be paid by Beacon was fair from a financial point of view to the shareholders of Beacon. You should read Ardour's opinion, which is attached as Annex E to this joint proxy statement.

        Beacon also received from Evans & Evans, Inc. (i) an opinion, dated March 18, 2005, as to the fair market value of the issued and outstanding shares of NxtPhase as of December 31, 2004, which is attached to this joint proxy statement as Annex G, (ii) an opinion, dated March 18, 2005, as to the fair value of all tangible and intangible assets of NxtPhase as of December 31, 2004, which is attached to this joint proxy statement as Annex H and (iii) an independent limited appraisal report, dated April 19, 2005, reconciling previous valuation services work conducted by Ardour and subsequent valuation and appraisal work conducted by Evans & Evans, which is attached to this joint proxy statement as Annex I. We urge you to read these opinions in their entirety.

        In addition, a special committee of Beacon's board of directors obtained a separate fairness opinion from Black Point Partners, Inc. Black Point's opinion stated that as of April 22, 2005, the aggregate consideration to be paid by Beacon in connection with the plan of arrangement was fair, from a financial point of view, to the Beacon stockholders other than Perseus, L.L.C., a stockholder affiliated with both Beacon and NxtPhase. You should read Black Point's opinion, which is attached as Annex F to this joint proxy statement. Black Point advised the special committee on August 6, 2005, September 13, 2005, September 21, 2005 and September 26, 2005 that, due to changes described in this joint proxy statement under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Black Point Partners, Inc." beginning on page     , and based upon the analyses that it had performed it believed that it would not be able to render a new fairness opinion based on the then current conditions if it were asked to do so. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        In the plan of arrangement, each outstanding share of NxtPhase common stock or Class A preferred stock will be exchanged for the right to receive shares of Beacon common stock and related preferred share purchase rights, based on a formula which values Beacon common stock at $0.9186 per share, and cash will be paid in lieu of any fractional shares. The $0.9186 per share value is based on the 20-day volume weighted average price of Beacon common stock as of April 22, 2005, the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed.

        During the twelve months prior to April 22, 2005, Beacon's stock ranged in price between $0.25 and $1.43. On April 22, 2005, Beacon stock traded between $0.82 and $0.86. Subsequent to April 22,

2005 (and principally since early August), Beacon's stock price increased significantly. In the 30-day period ended September 15, 2005, Beacon's common stock generally traded on NASDAQ at prices between $2.65 and $4.91 per share, with significant volume. In view of this significant increase in Beacon's share price, in August and September 2005 the special committee of directors of Beacon conferred with its financial advisor, Black Point, and with independent legal counsel to determine whether the plan of arrangement remained in the best interest of Beacon and its stockholders. At these meetings, Black Point noted that under the plan of arrangement, the 20-day volume weighted average price of Beacon's common stock was $0.9186 per share, while as of September 13, 2005, the 20-day volume weighted average price of Beacon's common stock was $3.94 per share. Black Point advised the special committee that, based on commonly accepted valuation methodologies, the valuation ranges of NxtPhase had not changed materially since Black Point rendered its fairness opinion in April 2005. Black Point further advised the special committee that, even when applying a significant discount to Beacon's current market price, the market price of the stock to be issued by Beacon in connection with the plan of arrangement, based upon its trading prices during the 30-day period ended September 15, 2005, significantly exceeded the high end of Black Point's range of values for NxtPhase. Accordingly, Black Point expressed to the special committee its view that, based on the analyses that it had performed taking into account only the substantial increase in Beacon's stock price since the rendering of its April 22, 2005 fairness opinion and the lack of material increase in the value of NxtPhase, Black Point believed that it would not be able to render a new fairness opinion based on the then current conditions if it were asked to do so. Black Point noted to the special committee that the preparation of any fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances. Black Point did not make these determinations because it was not asked to, and did not render, a formal written opinion as to the fairness of the plan of arrangement in view of the events subsequent to April 22, 2005. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

Beacon's Reasons for the Plan of Arrangement

        In the course of approving the plan of arrangement, the board of directors of Beacon consulted with senior management of Beacon as well as Beacon's financial, accounting and legal advisors, and considered the following factors in making its determination, which include all of the material factors considered by the Beacon board of directors in connection with such approval:

  1.
  the common strategy of the two companies: to provide environmentally friendly products to improve the safety and performance of electrical systems of utilities and other industrial customers;

  2.
  the potential synergies of the plan of arrangement with NxtPhase, including:

  •
  the potential to more effectively raise capital as a combined entity;

  •
  a broader product and service portfolio that addresses the present and emerging needs of the electric power grids on a global basis;

  •
  increased near term revenues and potential for cash flow positive in a shorter time horizon;

  •
  the fact that NxtPhase's products are further along in their development and implementation than Beacon's Smart Energy Matrix and are better able to generate revenue in the short term, while providing the combined company with additional time to develop and deploy its products and services in the marketplace;

  •
  the combined company's ability to be aware of and be involved with important policy and standards of regulatory bodies through membership and participation in committees responding to possible changes in standards;

  •
  the combined company's enhanced potential to market and sell its products and services to a greater base of customers, which may result in additional sales opportunities and the ability to provide multiple products to customers;

  •
  the combined company's ability to increase awareness and market interest in its product line through trade shows, trade journal articles, advertising, technical conferences and customer visits; and

  •
  the complementary nature of the combined company's products and services, as both Beacon and NxtPhase provide key technology products and services for utilities to monitor and provide stability to the electric grid.

  3.
  the Beacon board of directors' general familiarity with, and additional information provided by Beacon's management relating to, NxtPhase's products, services, business, financial condition, results of operations, business strategy and prospects;

  4.
  information provided by Beacon's management and its financial, accounting and legal advisors relating to NxtPhase's products, business, financial condition, results of operations, business strategy and prospects;

  5.
  the Beacon board of directors' judgment that the plan of arrangement represents an opportunity to Beacon and its stockholders to strengthen Beacon's financial position, based on NxtPhase's ability to generate revenue and the potential of the combined company to attract additional investment capital;

  6.
  the ability of the combined company to benefit from the combined management and engineering expertise of the two companies through the continued involvement of the management teams and, in particular, the involvement of F. William Capp, Chief Executive Officer of Beacon, and Andrea Johnston, Chief Executive Officer of NxtPhase;

  7.
  the ability of Beacon to acquire NxtPhase for Beacon common stock;

  8.
  the presentation made to the Beacon board of directors by Ardour, Beacon's financial advisor, including the written opinion of Ardour that, as of March 15, 2005, based upon and subject to the matters stated in such opinion, the aggregate consideration to be paid by Beacon in connection with the plan of arrangement was fair, from a financial point of view, to Beacon's stockholders. Ardour's presentation involved various valuation analyses of Beacon that are described under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Ardour Capital Investments, LLC" and the full text of its opinion, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E to this joint proxy statement. Beacon encourages its stockholders to read this opinion in its entirety;

  9.
  the presentation made to the special committee of the Beacon board of directors by Black Point, Beacon's financial advisor, including the written opinion of Black Point that, as of April 22, 2005, based upon and subject to the matters stated in such opinion, the aggregate consideration to be paid by Beacon in connection with the plan of arrangement was fair from a financial point of view to Beacon's stockholders, other than Perseus, L.L.C., a stockholder affiliated with both Beacon and NxtPhase. Black Point's presentation involved various valuation analyses of Beacon that are described under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Black Point Partners, Inc." and the full text of its opinion, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex F to this joint proxy statement. Beacon encourages its stockholders to read this opinion in its entirety;

  10.
  the opinion received by the Beacon board of directors from Lang Michener relating to the collateral that was assigned to NxtPhase from its predecessor-in-interest, NxtPhase Corporation and its former subsidiary, NxtPhase, Inc., which states, among other things, that such collateral is free from interest of NxtPhase Corporation, NxtPhase, Inc. and Perseus 2000, L.L.C. who acted as collateral agent in the voluntary foreclosure process. Lang Michener's opinion is described under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinion of Lang Michener LLP" and the full text of its opinion, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex J to this joint proxy statement. Beacon encourages its stockholders to read this opinion in its entirety; and

  11.
  the valuation reports received by Beacon from Evans & Evans relating to the fair market value of the issued and outstanding shares of NxtPhase as of December 31, 2004, the fair value of all tangible and intangible assets of NxtPhase as of December 31, 2004 and the independent limited appraisal report reconciling previous valuation services work conducted by Ardour and subsequent valuation and appraisal work conducts by Evans & Evans. Evans & Evans's reports are described under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Evans & Evans, Inc." and the full text of its reports, which set forth assumptions made, matters considered and limitations on the review undertaken in connection with the reports, are attached as Annex G, Annex H and Annex I to this joint proxy statement. Beacon encourages its stockholders to read these reports in their entirety.

        In reaching its decision to approve the plan of arrangement, Beacon's board of directors also considered the following potentially negative factors relating to the plan of arrangement:

  1.
  that completion of the plan of arrangement might be unduly delayed;

  2.
  the potential effect of the public announcement of the plan of arrangement on Beacon's employees;

  3.
  the substantial costs to be incurred in connection with the plan of arrangement, including transaction expenses arising from the plan of arrangement and this joint proxy statement, and potential severance costs if reductions of certain personnel occur during the one year period following consummation of the plan of arrangement;

  4.
  the projected dilution of existing stockholders' interests in Beacon as a result of the issuance of the shares in the plan of arrangement;

  5.
  the risk that management's efforts to integrate NxtPhase will disrupt Beacon's operations;

  6.
  the risk that despite the efforts of the combined company, key management and research and development personnel might not remain employed by the combined company;

  7.
  the risk that NxtPhase being a Canadian company based in Vancouver, British Columbia, and with significant operations in Winnipeg, Manitoba and Phoenix, Arizona could result in a more complicated integration than if Beacon combined with a company based only in the United States; and

  8.
  various other risks associated with the plan of arrangement and the businesses of Beacon, NxtPhase and the combined company described in the section entitled "Risk Factors."

        Beacon's board of directors also considered the potential tax consequences of the plan of arrangement, and based on advice from Beacon's legal and accounting advisors, concluded that the plan of arrangement should qualify as a tax-free reorganization for U.S. federal income tax purposes. This tax treatment would allow Beacon to acquire the NxtPhase business in a tax-efficient manner.

        Beacon board member, Kenneth M. Socha, and former board member, Philip J. Deutch, Senior Managing Director and former Managing Director of Perseus, L.L.C., respectively, recused themselves from the Beacon board approval of the plan of arrangement because affiliates of Perseus, L.L.C. are the largest shareholders of both Beacon and NxtPhase. John C. Fox, a Managing Director of Perseus was elected a Beacon director after Mr. Deutch's resignation on May 6, 2005. Mr. Fox was not a member of Beacon's board on April 21, 2005, the date the Beacon board of directors approved the arrangement agreement.

        In addition, Beacon's board of directors was aware of the interests of William Stanton, a member of the Beacon board of directors, and Perseus, L.L.C. and its affiliates described under "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Interests of Certain Persons in the Plan of Arrangement."

        The foregoing discussion addresses the material information and factors considered in March and April, 2005 by the board of directors of Beacon in connection with its consideration of the plan of arrangement, including factors that support approval of the plan of arrangement as well as those that may weigh against such approval. The Beacon board of directors concluded that, taken as a whole, the potential benefits of the plan of arrangement outweighed the potentially negative factors associated with the plan of arrangement. In view of the variety of factors and the quality and amount of information considered, the Beacon board of directors did not find it practicable to, and did not make specific assessments to, quantify, or otherwise assign relative weights, to the specific factors considered in reaching its determination. The determination to approve the plan of arrangement was made after consideration of all of the factors in the aggregate. Individual members of the board of directors of Beacon may have given different weight to different factors.

Beacon Required Vote and Board of Directors Recommendation

        At its meetings held on September 7, 2005, September 13, 2005, September 15, 2005, September 19, 2005, September 20, 2005 and September 21, 2005, the special committee received advice from its special counsel concerning its fiduciary duties under Delaware law and considered all the facts and circumstances important to recommending whether to vote in favor of or against the Plan of Arrangement. The special committee concluded that all the reasons for the Plan of Arrangement expressed in the preceding section remained valid and unchanged. The special committee also noted, however, that based upon the trading price of Beacon's common stock in August and September 2005 the value of the consideration being paid for NxtPhase had increased above the ranges in the fairness opinions obtained from Ardour and Black Point. (See "Recent Developments" above.) After carefully considering this information and the advice of its special counsel and of its financial advisor, and after extensive discussion, the special committee concluded that, given the prevailing price of Beacon common stock, it could not recommend the transaction at the share price as of September 21, 2005. This conclusion is necessarily based upon the information available through that date, and values and conditions may change after that date. The special committee acknowledged that the relative values of Beacon and NxtPhase may change in the future, and a sufficient change could cause the special committee to change its recommendation.

        On September 21, 2005, the special committee advised Beacon's board of directors of its conclusion and recommended that the board include this fact in this joint proxy statement. The board unanimously accepted the special committee's conclusion and recommendation, with two directors (Messrs. Socha and Fox, being officers of Perseus) abstaining.

        THE BEACON BOARD OF DIRECTORS CANNOT RECOMMEND A VOTE FOR THE PLAN OF ARRANGEMENT TRANSACTION AT THE BEACON POWER CORPORATION SHARE PRICE AS OF SEPTEMBER 21, 2005.

        In a letter dated September 23, 2005, Perseus L.L.C. urged Beacon to engage Black Point to undertake a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. NxtPhase concurred with this recommendation. The special committee and the Beacon board of directors (with Messrs. Socha and Fox abstaining) have agreed to seek to engage Black Point to do so.

NxtPhase's Reasons for the Plan of Arrangement

        In connection with the NxtPhase Class A preferred stock financing in November 2004, seven of the eleven NxtPhase stockholders, granted Perseus an option, specifically assignable to Beacon, to acquire NxtPhase for approximately $17 million payable in shares of Beacon common stock and restricted stock units and thus effectively approved a transaction with Beacon pursuant to which Beacon would acquire NxtPhase. As part of their respective purchases of NxtPhase Class A preferred stock, two additional NxtPhase stockholders agreed to the Perseus option. Collectively, the nine stockholders hold an aggregate of 98% of the outstanding common stock and 100% of the outstanding Class A preferred stock. These stockholders also agreed to take all actions necessary to consummate the sale. On April 21, 2005, NxtPhase's board of directors, excluding interested directors, determined that the structure of the plan of arrangement as proposed by the arrangement agreement, in substantially the form presented to the board, implemented the desires of the NxtPhase shareholders and the NxtPhase board approved the arrangement agreement. NxtPhase board members John C. Fox and Lisa M. Schule, Managing Director and Vice President of Perseus, L.L.C., respectively, recused themselves from the NxtPhase board approval of the plan of arrangement because an affiliate of Perseus, L.L.C. is a significant shareholder of Beacon.

Opinions of Beacon's Financial Advisors

Ardour Capital Investments, LLC

        As a result of its services to Beacon relating to the raising of funds, Ardour may be deemed to have had potential conflicts of interest in performing its duties as financial advisor. Beacon's board of directors considered this potential conflict of interest, as well as its responsibilities under applicable law, when it decided to engage Ardour.

        Beacon and Ardour Capital Investments, LLC entered into an engagement letter dated as of September 1, 2004, pursuant to which Beacon retained Ardour to furnish financial advisory services with respect to the proposed plan of arrangement and to render an opinion to the board of directors of Beacon as to the fairness, from a financial point of view, to the stockholders of Beacon of the acquisition of all of the outstanding shares of NxtPhase for the proposed purchase price of $17,010,000, in the aggregate, partially payable in the form of Beacon common stock and partially payable in the form of grants of options for restricted stock units, issued pursuant to the terms of an option assigned to Beacon by Perseus 2000, L.L.C., an affiliate of both Beacon and NxtPhase. The option was acquired by Beacon for $1.00 from Perseus, a 16.5% shareholder and affiliate of Beacon and a 55.7% shareholder and affiliate of NxtPhase as of the date of the Ardour opinion. The value of the Beacon shares to be issued in connection with the plan of arrangement was established based upon the 20-day volume weighted average price (VWAP) as of April 22, 2005, the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed. As of the date of issuance of the Ardour opinion, or March 15, 2005, was $.9226 per share.

        Ardour has provided to Beacon's board of directors its opinion dated March 15, 2005 that, as of that date and based upon and subject to the assumptions and other matters described in the opinion, the aggregate purchase price to be paid by Beacon in connection with the plan of arrangement is fair from a financial point of view to the stockholders of Beacon. The Ardour opinion is addressed to the board of directors of Beacon, is directed only to the financial terms of the plan of arrangement and does not constitute a recommendation to any Beacon stockholder as to how that stockholder should vote on, or take any other action relating to, the plan of arrangement. Ardour has expressed no opinion as to what the value of Beacon common stock will be when issued to the stockholders of NxtPhase pursuant to the plan of arrangement or the prices at which the Beacon common stock will actually trade at any time. Ardour has agreed to the inclusion of its opinion as an exhibit to this joint proxy statement. In addition, Ardour was not asked to consider, and the Ardour opinion does not address, Beacon's underlying business decision to engage in the plan of arrangement or the relative merits of the plan of arrangement. Ardour has expressed no opinion or recommendation as to whether or not stockholders of Beacon should vote in favor of the plan of arrangement.

        The preparation of a fairness opinion involves complex considerations and various determinations as to the most appropriate and relevant methods of financial analyses and application of these methods to the particular circumstances and, therefore is not readily susceptible to a summary description. Each of the analyses conducted by Ardour was carried out in order to provide a different perspective on the transaction and to add to the total mix of information available. The complete text of the Ardour opinion, which sets forth the assumptions made, matters considered, limitations on and scope of the review undertaken by Ardour is attached as Annex E to this joint proxy statement.

        Ardour did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness of the consideration to be paid by Beacon from a financial point of view. Rather, in reaching its conclusion, Ardour relied upon the results of the analyses taken as a whole and also relied on the application of its own experience and judgment. Accordingly, notwithstanding the separate issues summarized below, Ardour has indicated to the Beacon board of directors that it believes that consideration of some of the relevant analyses and factors, without considering all analyses and factors, could create an incomplete or inaccurate view of the evaluation process underlying the opinion.

        The summary of the Ardour opinion set forth in this joint proxy statement is qualified in its entirety by reference to the Ardour opinion. In arriving at its opinion, Ardour reviewed and considered such financial and other matters as it deemed relevant, including, among other things:

  •
  the Investor Rights Agreement, dated November 12, 2004, among NxtPhase and its Class A preferred stockholders, including Section 7 providing Perseus 2000, L.L.C. with the option to acquire the outstanding securities of NxtPhase, which option may be assigned to Beacon or its affiliates;

  •
  certain information made available to Ardour relating to NxtPhase and NxtPhase Corporation, its predecessor-in-interest, including audited statements for the years ended December 31, 2002 through December 31, 2003, and certain communications to shareholders of NxtPhase;

  •
  the arrangement agreement, the related option and the assignment of the option from Perseus 2000, L.L.C. to Beacon;

  •
  the letter of opinion dated December 3, 2004 from Lang Michener LLP regarding the transfer of assets from NxtPhase Corporation to NxtPhase;

  •
  current and historical market prices of Beacon common stock;

  •
  certain internal financial information and other data relating to the remaining assets of NxtPhase, including a draft pro-forma balance sheet prepared by management of NxtPhase;

  •
  discussions with members of the senior management of NxtPhase and NxtPhase T&D, Inc., its wholly owned subsidiary, and with the members of the NxtPhase board of directors concerning the business and financial prospects of NxtPhase and the anticipated financial consequences of the plan of arrangement to NxtPhase;

  •
  such other financial studies, analyses, and investigations, including but not limited pro-forma financial analysis of the combined company, discounted cash flow analysis, comparable transaction analysis and considered such other information as Ardour deemed necessary or appropriate;

  •
  the "affiliate" relationship of Perseus 2000, L.L.C., to both NxtPhase and Beacon; Ardour notes that, as of the date of Ardour's fairness opinion, Perseus 2000, L.L.C. and its affiliates owned or controlled 7,502,351 common shares or approximately 17.26% of the outstanding shares of Beacon. In addition, Perseus and its affiliates owned or controlled 478,587 common shares and 902,698 Class A preferred shares or approximately 55.7% of NxtPhase;

  •
  the NxtPhase business plan;

  •
  the historical pricing movements of the alternative energy sector; and

  •
  Alternative Energy Comparables valuation review.

        With respect to all legal matters relating to Beacon, Ardour relied on the advice of legal counsel to Beacon; however, Beacon's counsel was not asked to, nor did it, provide any legal advice to Ardour regarding its opinion. Ardour's services to Beacon in connection with the plan of arrangement were comprised of rendering an opinion, from a financial point of view, of the value of the aggregate consideration to be paid by Beacon in connection with the plan of arrangement. Ardour's opinion was necessarily based upon economic and market conditions and other circumstances as they existed and were evaluated by Ardour on the date of its opinion. It should be noted that although subsequent developments may affect its opinion, Ardour does not have any obligation to update, revise or reaffirm its opinion and Ardour expressly disclaims any responsibility to do so.

        In rendering its opinion, Ardour assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the arrangement agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the arrangement agreement and that all conditions to the consummation of the plan of arrangement will be satisfied without any material waiver of the conditions. Ardour assumed that the final form of the arrangement agreement and the related option pricing would be substantially similar to the form of the last agreement received by Ardour prior to rendering its opinion. Ardour also assumed that all governmental, regulatory and other consents and approvals contemplated by the arrangement agreement and the related option transfer from Perseus to Beacon would be obtained and that, in the course of obtaining any of those consents, no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the plan of arrangement. Beacon informed Ardour and Ardour assumed that the plan of arrangement will be treated as a tax-free reorganization.

        The following is a summary of the material financial analyses used by Ardour in connection with rendering its opinion to the Beacon board of directors. Some of the summaries of the financial and comparative analyses include information presented in tabular format. In order to fully understand the methodologies used by Ardour and the results of its financial and comparative analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial and comparative analyses. Accordingly, the information presented in the tables and described below must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying Ardour's opinion.

        There were two primary methods of valuation available to Ardour. The market approach establishes value through a comparative analysis of recent sales of a company or its intangible assets. The income, or discounted cash flow, approach establishes the value of a company whose asset base is determined to consist primarily of intangible assets, through the capitalization of the incremental cash flow anticipated to be generated by the company. The procedure requires calculating the present net worth of the projected cash flow discounted utilizing a risk adjusted rate of return over the anticipated economic life of the investment.

        In reviewing the materials provided by NxtPhase, Ardour determined that NxtPhase possesses a limited amount of tangible net assets, is currently operating at negative cash flow, and is in possession of certain valuable intangible assets such as certain patents and manufacturing and distribution rights.

The market for the digital products similar to NxtPhase's products is in its early stages and the recent transaction history for companies who derive their revenues from the relay and recorder market is virtually non-existent. There are limited, if any, historical comparables to be used in determining the value of the digital products to NxtPhase. As such, Ardour's analysis and valuation of NxtPhase was determined by using the income approach as it relates to the alternative energy sector, plus the Ardour supplemental valuation formula, as defined below. In order to understand the financial analyses, you should read together the tables with the text of each summary. The summaries below do not constitute a complete description of the financial analyses.

        Ardour performed certain procedures, including each of the financial analyses described below, and reviewed with the management of Beacon the assumptions on which such analyses were based and other factors, including the historical and projected financial results of NxtPhase. No limitations or restrictions were imposed by the Beacon board of directors with respect to the review or procedures followed by Ardour in rendering its opinion.

  Valuation of NxtPhase

        The valuation of NxtPhase was completed using a multi-tiered approach. Ardour started out using a standard discounted cash flow analysis to achieve a baseline valuation derived from a quantifiable methodology. This analysis is a typical technique employed when valuing private companies. The results are presented in a matrix format with differing discount rates and EBITDA (earnings before interest, taxes, depreciation and amortization) multiples. Ardour has highlighted what it believes to be the most plausible value given its intimate understanding of the energy technology space and how it views NxtPhase's position in it. Using a discount rate of 20% and an EBITDA multiple of 8x, Ardour arrived at a valuation of $16.859 million. Ardour believes that this discount rate and multiple accurately depict NxtPhase's current market valuation using the discounted cash flow valuation.

        From this starting point, Ardour then considered in data generated from its proprietary supplemental valuation matrix, which is described in detail in its opinion. Analyzing a number of external variables, Ardour assigned a numerical rating to each category and arrived at a supplemental premium factor of 10%, which is added to the discounted cash flow valuation, giving NxtPhase an overall valuation of $18.544 million.

        Due to the highly unpredictable nature of the industry in which NxtPhase operates, Ardour adopted a somewhat conservative method of valuation and of estimating revenues. NxtPhase has similar characteristics to many other energy technology research and development companies with respect to difficulty in predicting future revenues and also high research and development costs. The NxtPhase business model calls for a number of national accounts to comprise the bulk of its revenues. Due to the variability of the order size, timing, competitive landscape and history of slow adoption rate for new technologies, Ardour applied a discount to the financial projections provided by NxtPhase which addresses issues such as some of these target accounts delaying or reducing capital expenditures.

  Comparable Company Analysis

        The following table depicts NxtPhase's relative valuation as compared to publicly traded comparable companies within the energy technology sector. Ardour has used the methodologies described above to derive each company's value. All companies are valued using 2008 as the terminal year. Ardour believes that this time frame is prudent given the uncertainty associated with private investments and investor expectations for a clear path to a liquidity event.

  Company Analysis

        Ardour analyzed the publicly available financial information of five selected companies that Ardour believed to be appropriate for comparison to corresponding financial information and operating data of NxtPhase. These companies, referred to as the "comparables," were:

    CapStone Turbine Corporation;
    Distributed Energy Systems;
    Millennium Cell;
    SatCon Technology Corporation; and
    Evergreen Solar, Inc.

  Alternative Energy Comparables Valuations Table

as of January 15, 2005	NxtPhase	CapStone	Distributed Energy	Millennium	SatCon	Evergreen
Discounted Cash Flow Value (in thousands)	$16,859	$84,017	$64,047	$191,753	$17,342	$86,115
Supplemental Rating	2.60	2.75	3.10	3.35	3.40	3.40
Adjustment Percentage	10%	10%	25%	25%	25%	25%
Adjusted Discounted Cash Flow Value (in thousands)	$18,544	$92,419	$80,059	$239,691	$21,677	$107,644

  Precedent Transaction Analysis

        In light of the fact that there were no recent direct comparable transactions within the power management industry, Ardour analyzed the transaction value multiples paid or proposed to be paid in selected precedent transactions in which the target's proprietary technology or revenue stream appeared to be a major component of the rationale for the transaction. These transactions, referred to as "transaction comparables" were:

Acquirer	Target	Date Acquired	Price paid (USD M)	Target annual Revenue (USD M)	Price/Revenue
Hydrogenics	Stuart Energy Systems	10-Nov-04	$129.00	$19.47	6.63
FuelCell	Global Thermoelectric	1-Nov-03	$94.80	$16.57	5.72
Plug Power	H power	25-Mar-03	$46.30	$1.82	25.44
Itron	Silicon Energy	21-Jan-03	$71.20	$23.73	3.00
Astropower	Atersa	31-Jul-01	$22.20	$6.80	3.26

Source: SEC Filings

        The proposed transaction value for NxtPhase under these metrics would recognize a multiple of 6.19x revenues.

        The summary set forth above does not purport to be a complete description of the analyses performed by Ardour in connection with the rendering of its opinion. In its analyses, Ardour made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Beacon and NxtPhase. The analyses performed by Ardour are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable.

        Additionally, analyses relating to the values of businesses or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, these analyses and estimates inherently are subject to substantial uncertainty, being based upon numerous factors or events beyond the control of Beacon or NxtPhase or their respective advisors. None of Beacon, NxtPhase, Ardour or any other person assumes responsibility if future results are materially different from those projected. Ardour's opinion and its related analyses were only one of many factors considered by Beacon board of directors in its evaluation of the plan of arrangement and should not be viewed as determinative of the views of the board of directors with respect to the fairness of the exchange ratio used to calculate the number of shares of Beacon common stock to be issued for each NxtPhase common share and Class A preferred share.

        Ardour was selected by the Beacon board of directors to render an opinion to the Beacon board of directors because Ardour is a well recognized investment banking firm that specializes in the analysis of the alternative energy and energy technology sector. Ardour consistently is engaged in the valuation of businesses and their securities in connection with all aspects of the capital markets, including mergers and acquisitions, private placements, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes.

        Pursuant to the Ardour engagement letter, Ardour is entitled to receive a customary transaction fee for rendering its opinion. Additionally, Beacon agreed to reimburse Ardour for its out-of-pocket expenses, including attorneys' fees, and agreed to indemnify Ardour against certain liabilities, including liabilities under the federal securities laws. In the ordinary course of business during the past twelve months, Ardour, its subsidiaries, branches or affiliates may have traded Beacon securities for their own accounts and the accounts of their customers and, accordingly, may at any time hold long or short positions in such securities. Ardour does not make a market in shares of Beacon common stock. Ardour has acted as financial advisor to the Beacon board of directors with regard to ongoing business matters in the ordinary course. In addition, Ardour has assisted Beacon in the sale of certain assets on behalf of Beacon and was paid a commission for those services. However, other than the fee for its fairness opinion, none of Ardour, its employees, affiliates or shareholders received a fee for advising Beacon on the proposed plan of arrangement.

Black Point Partners, Inc.

        Because Ardour has served as a financial advisor to Beacon in connection with other matters and received compensation from Beacon for its services, the Beacon board of directors directed a special committee to consult with a second financial advisor with respect to the plan of arrangement. Beacon's special committee and Black Point Partners, Inc. entered into an engagement letter dated November 24, 2004 pursuant to which the special committee retained Black Point to render an opinion as to the fairness, from a financial point of view, of the consideration to the holders of common stock of Beacon, other than Perseus, L.L.C., in connection with the plan of arrangement. Black Point was selected to render an opinion to the special committee of the Beacon board of directors because Black Point is an established and reputable investment banking firm which, as part of its investment banking activities, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes, and that has significant expertise in determining the value of high growth, early stage companies such as Beacon and NxtPhase.

        Black Point was engaged to render a fairness opinion in connection with the plan of arrangement by the special committee of the board of directors of Beacon and received a fee for its services that was not contingent upon the consummation of the plan of arrangement. Black Point's fairness opinion addressed only the fairness of the plan of arrangement from a financial point of view to the holders of common stock of Beacon other than Perseus and does not address any other aspect of the plan of arrangement, nor does it constitute a recommendation to any holder of Beacon common stock as to how to vote with respect to the plan of arrangement. The amount and form of consideration to be paid in the plan of arrangement was determined through arm's length negotiations between Beacon and NxtPhase and not by Black Point. Black Point expressed no opinion as to what the value of Beacon common stock will be when issued to the stockholders of NxtPhase pursuant to the plan of arrangement or the prices at which the Beacon common stock will actually trade at any time. In addition, Black Point was not asked to consider, and its fairness opinion does not address, the relative merits of the plan of arrangement or the other business strategies that the special committee has considered or may be considering, nor does it address the decision of the special committee or the board of directors of Beacon to proceed with the plan of arrangement.

        The complete text of the Black Point opinion, which sets forth the assumptions made, matters considered, limitations on scope of the review, is attached to this joint proxy statement as Annex F and is incorporated herein by reference.

        In arriving at its opinion, Black Point reviewed and considered such financial and other matters as it deemed relevant, including, among other things:

  •
  certain business and financial information relating to both NxtPhase and Beacon that Black Point deemed relevant;

  •
  certain information, including financial forecasts, relating to the business, earnings, assets, liabilities and prospects of NxtPhase furnished to Black Point by NxtPhase and Beacon;

  •
  the financial condition and results of operations of NxtPhase compared to those of certain publicly traded companies that Black Point deemed to be relevant;

  •
  the market prices and valuation multiples of publicly traded companies deemed to be comparable to NxtPhase;

  •
  the acquisition prices and valuation multiples of recent acquisitions deemed to be comparable to NxtPhase;

  •
  discussions with members of senior management of NxtPhase and Beacon;

  •
  the historical market prices and trading activity for Beacon's common stock;

  •
  the plan of arrangement; and

  •
  such other studies, analyses, inquiries and investigations as it deemed appropriate.

        In connection with reviewing and arriving at its fairness opinion, Black Point did not independently verify any information received from NxtPhase or Beacon. Black Point relied on such information, assumed that all such information was complete and accurate in all material respects, and relied on assurances of Beacon and NxtPhase management that they were not aware of any facts that would make such information misleading. With respect to any internal forecasts reviewed relating to the prospects of NxtPhase and Beacon, Black Point assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of NxtPhase and Beacon management. Black Point also assumed that the plan of arrangement will be consummated at the fixed exchange ratio set forth in the arrangement agreement between Beacon and NxtPhase.

        Black Point's fairness opinion was rendered on the basis of economic and market conditions prevailing and on the prospects, financial and otherwise, of NxtPhase and Beacon known to Black Point as of the date of the fairness opinion, April 22, 2005. It was understood that (i) subsequent developments might affect the conclusions expressed in the fairness opinion if the fairness opinion were rendered as of a later date, and (ii) Black Point disclaimed any obligation to advise any person of any change in any manner affecting the fairness opinion that may come to Black Point's attention after the date of the fairness opinion, except as expressly provided in Black Point's engagement letter. Black Point did not conduct any independent valuation or appraisal of any of the assets of NxtPhase. In addition, Black Point assumed that any material liabilities, contingent or otherwise, known or unknown, of NxtPhase or Beacon were as set forth in their respective financial statements.

        The following is a summary of the principal financial analyses performed by Black Point to arrive at its April 22, 2005 opinion. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses. Black Point performed certain procedures, including each of the financial analyses described below, and reviewed with the management and Beacon's special committee of its board of directors the assumptions on which such analyses were based and other factors, including the historical and projected financial results of Beacon and NxtPhase. No limitations were imposed by the Beacon special committee with respect to the investigations made or procedures followed by Black Point in rendering its opinion.

        Analysis of Beacon Common Stock.    The Arrangement Agreement between Beacon and NxtPhase stipulates that the Transaction consideration is common stock of Beacon. Given the volatility and limited liquidity of Beacon's publicly traded common stock and that Beacon will issue common stock equal to approximately 43% its total shares outstanding to acquire NxtPhase, Black Point determined that a 50% discount to the value of Beacon's common stock as transaction consideration was appropriate versus an all-cash transaction.

        Beacon's common stock was both volatile and illiquid at the time of the Black Point fairness opinion, with volatility (annualized standard deviation of daily stock returns) over the twelve months ending April 21, 2005 of 146% and an average trading volume for the last 20 trading days ending April 21, 2005 of 860,000 shares per day, or $785,000 in value. Four comparable alternative energy companies (Plug Power, FuelCell Energy, Active Power and Hydrogenics) had volatilities of 53%, 63%, 62% and 48% respectively over the last twelve months, and average dollar volumes for the last twenty trading days of $3.6 million, $7.0 million, $0.5 million and $1.1 million respectively.

        Given the volatility and illiquidity Beacon's common stock, Black Point determined that the value of this consideration must be significantly discounted to reflect the risk associated with holding this security. Black Point took three approaches to determine an appropriate premium that the NxtPhase shareholders could expect for receiving Beacon common stock. First, Black Point used a Black Scholes option pricing model, which yielded a value of $0.248 per share for an at-the-money three month option. This suggested that the three month "risk free" price for the stock (the price of the stock minus the cost of hedging the stock for three months) was $0.612. Consequently, the shareholders of NxtPhase would need a premium of at least 40% to the purchase price to compensate for the risk associated with receiving Beacon stock as consideration. A six month Black Scholes model produced a risk-free premium of 67%.

        Second, Black Point calculated that it would take the NxtPhase shareholders a significant amount of time to dispose of the 18.8 million shares (30.1% of the shares outstanding) without adversely affecting the stock price. As a rule of thumb, an investor with a large holding in a company can sell roughly 20% of the daily trading volume without adversely affecting the stock price. Black Point made no assumptions about the liquidity of the stock following the transaction. However, at the then current 20-day average trading volume of 860,000 shares per day, an investor would require approximately 109 trading days (or approximately six months) to dispose of the Beacon common stock. Hence, the Black Scholes model with a three to six month timeframe remained a valid proxy for the premium required for the stock consideration.

        A third method to determining an appropriate premium was to estimate the amount of cash that Beacon could raise immediately by selling 18.8 million shares. Given that Beacon would not likely be able to sell this volume of shares through an underwritten public offering, Beacon would likely have to sell the stock through a Private Investment in Public Equity ("PIPE") transaction. In Black Point's experience, PIPE investors would have required a substantial discount (in the order of 30% to 50%) to the current trading price in this type of transaction. Consequently, the price per share that Beacon could have achieved in April, 2005 would have been in the range of $0.46 to $0.64, netting NxtPhase $8.6 million to $12.0 million. This suggested that a price premium for NxtPhase of between 45% to 100% was appropriate.

Black Scholes Option Pricing Model

	3 Month	6 Month
Stock Price on 4/21/2005	$0.86	$0.86
Option Exercise Price	$0.86	$0.86
Risk Free Rate	2.73%	2.99%
Years to Expiration	0.25	0.50
Historical Annualized Volatility	146%	146%
Option Value	$0.218	$0.344
Stock Price on 4/21/2005	$0.860	$0.860
"Risk Free" Stock Price	$0.612	$0.516
"Risk Free" Premium	40%	67%

        Black Point recognized that Beacon might gain other synergies and benefits from the acquisition that had not been accounted for in the valuation analysis for NxtPhase. First, both Beacon and NxtPhase were in the process of establishing new products in the market. Consequently, both companies were focusing heavily on developing relationships with the key decision makers in the industry that will help drive adoption of these products. Having access to each other's relationships would likely benefit both companies' ability to penetrate their respective markets. Second, combining the two companies would likely benefit both companies through diversification. The transaction may create more liquidity for Beacon's stock and may reduce its volatility, as the combined company might be more stable.

        Although determining the impact of these synergies and benefits on Beacon's common stock price was difficult, Black Point believed that a premium of 5% to 10% for this additional value was reasonable. Consequently, Black Point assumed that the appropriate premium for the value of NxtPhase with Beacon's Common Stock consideration was 50%.

        Valuation Methodology.    In arriving at a reasonable range of fair market valuations, Black Point considered three generally accepted valuation methodologies: (i) analysis of comparable public company valuations relative to revenues; (ii) analysis of recent comparable merger and acquisition deal values relative to revenues; and (iii) analysis of the relative value of Beacon common stock. Since NxtPhase has two distinct product lines each with different competitors and revenue drivers, Black Point chose to consider these two product lines separately in valuing NxtPhase. The relay and recorder business competes with, and is most comparable to, the traditional manufacturers of transmission and distribution equipment such as Ametek, Cooper Industries, Hubbell and Areva T&D. The current and voltage transducer business much more closely resembles "alternative" energy companies such as Plug Power, FuelCell Energy, Active Power and Hydrogenics.

        Comparable Publicly Traded Company Analysis.    Black Point compared the current revenues of NxtPhase with the current revenues of eight publicly traded companies deemed to be comparable to NxtPhase: four from the traditional transmission and distribution segment which were used to value the relay and recorder business, and four from the alternative energy segment which were used to value the optical sensor business.

        The four companies included in the comparable companies group for the relay and recorder business were: Ametek, Inc., Cooper Industries, Ltd., Hubbell Incorporated and Areva T&D. As of the quarter ended December 31, 2004, these comparable companies had last quarter annualized revenue multiples of the enterprise values ranging from 1.1x to 2.4x with a mean of 1.6x. Given that the NxtPhase relay and recorder business is relatively young and small compared to the very large and well established comparable companies, Black Point chose a private company discount of 50%, which is at the higher end of discounts typically used in this type of analysis. As discussed in the analysis of Beacon common stock, Black Point believed that the appropriate premium for the value of NxtPhase with Beacon common stock consideration was 50%. Applying these factors to the revenue multiples of the comparable companies resulted in a range of enterprise values for the relay and recorder business of $3.7 million to $8.1 million. All of the comparable companies had low growth rates relative to the opportunities available to NxtPhase's relay and recorder product lines. Consequently, Black Point determined that the relay and recorder business of NxtPhase should be valued at the mid to high end of the range for the comparable company valuations or $5.5 million to $8.1 million.

        The four companies included in the comparable companies group for the optical sensor business were: Active Power, FuelCell Energy, Hydrogenics, and Plug Power. As of the quarter ended December 31, 2004, these comparable companies had last quarter annualized revenue multiples of the enterprise values ranging from 4.6x to 19.1x with a mean of 9.2x. Given that the NxtPhase optical sensor business is at an earlier stage technologically than the comparable companies, with a shorter operating history and significantly lower revenues, Black Point chose a private company discount of 50%, which is at the higher end of discounts typically used in this type of analysis. As discussed in the analysis of Beacon common stock, Black Point believed that the appropriate premium for the value of NxtPhase with Beacon common stock consideration was 50%. Applying these factors to the revenue multiples of the comparable companies resulted in a range of enterprise values for the optical sensor business of 3.7 million to $15.3 million. All of the comparable companies are relatively new, have little revenues and negative cash flow from operations. However, NxtPhase anticipates stronger growth than these companies on a percentage basis during the next calendar year, therefore Black Point determined that the optical sensor business of NxtPhase should be valued at the mid to high end of the range for the comparable company valuations or $7.3 million to $15.3 million.

        The comparable company analysis above indicated an enterprise value for NxtPhase in a range of $7.4 million to $23.4 million. As discussed above, Black Point determined that NxtPhase should be valued at approximately the mid to high end of this range, which would indicate a valuation range of $12.8 million to $23.4 million.

  Summary of Enterprise Valuations for NxtPhase from Comparable Company Analysis

	Low	Average	High
	(Dollars in millions)
Enterprise Value of Relay & Recorder Business	$3.7	$5.5	$8.1
Enterprise Value of Optical Sensor Business	3.7	7.3	15.3

Total Enterprise Value for NxtPhase	$7.4	$12.8	$23.4

        Selected Transactions Analysis.    Black Point compared the current revenues of NxtPhase with the revenues of six recently acquired companies deemed to be comparable to NxtPhase: three from the traditional transmission and distribution segment which were used to value the relay and recorder business, and three from the alternative energy segment which were used to value the optical sensor business.

        The three acquisitions deemed comparable to the relay and recorder business were: Ametek's acquisition of Solidstate Controls, Eaton Corp's acquisition of the power systems business of

Commonwealth Sprague Capacitor, and Ametek's acquisition of Rochester Instruments Systems. Revenue multiples for the comparable acquisitions ranged from 0.6x to 1.0x with a mean of 0.8x. As discussed in the analysis of Beacon common stock, Black Point believed that the appropriate premium for the value of NxtPhase with Beacon common stock consideration was 50%. Applying this factor to the revenue multiples of the comparable companies resulted in a range of enterprise values for the relay and recorder business of $4.0 million to $6.9 million. Given the strength of prospects for the NxtPhase relay and recorder product lines, Black Point believed that the mid to high end of this valuation range for the comparable acquisitions was appropriate, providing an enterprise valuation range of $5.5 million to $6.9 million.

        The three acquisitions deemed comparable to the optical sensor business were: Hydrogenic's acquisition of Stuart Energy, FuelCell Energy's acquisition of Global Thermoelectric, and Plug Power's acquisition of H Power. The revenue multiples for the comparable acquisitions ranged from 4.7x to 15.8x with a mean of 9.2x. Black Point applied a private company discount factor of 50% for the two public companies, representing a reasonable difference in valuation between an ongoing private business and a typical premium associated with a change of control transaction. As discussed in the analysis of Beacon common stock, Black Point believed that the appropriate premium for the value of NxtPhase with Beacon common stock consideration was 50%. Applying these factors to the revenue multiples of the comparable companies resulted in a range of enterprise values for the optical sensor business of $7.5 million to $12.6 million. Again, given the similarities of NxtPhase's optical sensor business with its comparable company group, Black Point believed that NxtPhase should be valued at approximately the mid to high end of this range or $10.0 million to $12.6 million.

        The selected transactions analysis above indicated an enterprise value for NxtPhase in a range of $11.5 million to $19.5 million. As discussed above, Black Point believed that NxtPhase should be valued at approximately the mid to high end of this range, which would indicate a valuation range of $15.5 million to $19.5 million.

  Summary of Enterprise Valuations for NxtPhase from Transactions Analysis

	Low	Average	High
	(Dollars in millions)
Enterprise Value of Relay & Recorder Business	$4.0	$5.5	$6.9
Enterprise Value of Optical Sensor Business	7.5	10.0	12.6

Total Enterprise Value for NxtPhase	$11.5	$15.5	$19.5

        Beacon Equity Value Analysis.    Beacon is a development stage company, the stock of which trades on future prospects rather than financial performance. Beacon is introducing a new technology to the electric utility industry that is probably at least two years away from significant use. The NxtPhase optical sensor business is at a similar stage with small revenues and strong growth prospects, but is arguably further along the "adoption" curve for its technology, being potentially less than two years from widespread use in the industry. In connection with the analyses supporting its opinion, Black Point believed that market forces driving the future revenue growth of both companies were very similar, revolving around a need to make the electricity grid more reliable and more cost effective.

        Given these similarities, Black Point believed that the two businesses had essentially similar values. Hence, a third confirmatory valuation approach was taken, directly comparing the value of the NxtPhase optical sensor business with the value of Beacon, discounted to reflect NxtPhase's status as a private company. The total enterprise value for NxtPhase was then calculated by adding the value of the NxtPhase relay and recorder business. As of April 21, 2005, the 20-day weighted average market capitalization for Beacon was approximately $39.7 million. Applying a 45% to 55% private company discount, this suggested an enterprise value for the NxtPhase optical sensor business of $17.9 million to

$21.8 million. Adding the comparable company analysis valuation of the NxtPhase relay and recorder business provided a total enterprise value in the range of $23.4 million to $30.0 million.

  Enterprise Valuation for NxtPhase from Equity Value Analysis

	Low	High
	(Dollars in millions)
Enterprise Value of Relay & Recorder Business	$5.5	$8.1
Enterprise Value of Optical Sensor Business	17.9	21.8

Total Enterprise Value for NxtPhase	$23.4	$30.0

        Summary.    Based on the comparable company analysis, the transactions analysis and the confirmatory valuation approach described above, Black Point determined in its April 2005 fairness opinion that a fair market enterprise valuation for NxtPhase was in the range of $15.5 million to $19.5 million.

  Summary of Enterprise Valuations for NxtPhase

	Low	High
	(Dollars in millions)
Comparable Company Analysis	$12.8	$23.4
Transactions Analysis	15.5	19.5
Beacon Equity Value Analysis	23.4	30.0

Enterprise Valuation Range for NxtPhase	$15.5	$19.5

        Although the companies and transactions discussed above in the comparable company analysis and the transactions analysis were used for comparison purposes, none of those companies or transactions were directly comparable to NxtPhase or Beacon. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical financial and operating characteristics of the companies involved and other factors that could affect the acquisition value of such companies or NxtPhase to which they are being compared.

        The summary set forth above does not purport to be a complete description of the analyses performed by Black Point in connection with the rendering of its opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Black Point did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly Black Point believes, and has advised the special committee of the board of directors of Beacon, that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Black Point made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Beacon and NxtPhase. These analyses performed by Black Point are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable. Additionally, analyses relating to the values of businesses or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty, being based upon numerous factors or events beyond the control of Beacon or NxtPhase or their respective advisors. None of Beacon, NxtPhase, Black Point or any other person assumes responsibility if future results are materially different from those projected. Black Point's opinion and its related analyses were only one of many factors considered by the Beacon special committee and board of directors in its evaluation of the transaction and should not be viewed as determinative of the views of the Beacon special committee or board of directors with respect to the fairness of the plan of arrangement.

        Developments Subsequent to the April 22, 2005 Fairness Opinion.    In August and September 2005, the special committee conferred with Black Point and with independent legal counsel to determine whether the plan of arrangement remained in the best interest of Beacon and its stockholders. At these meetings, Black Point noted that under the plan of arrangement, the 20-day volume weighted average price of Beacon's common stock was $0.9186 per share, while as of September 13, 2005, the 20-day volume weighted average price of Beacon's common stock was $3.94 per share. Black Point advised the special committee that, based on commonly accepted valuation methodologies, the valuation ranges of NxtPhase had not changed materially since Black Point rendered its fairness opinion in April 2005. Black Point further advised the special committee that, even when applying a significant discount to Beacon's current market price, the market price of the stock to be issued by Beacon in connection with the plan of arrangement, based upon its trading prices during the 30-day period ended September 15, 2005, significantly exceeded the high end of Black Point's range of values for NxtPhase.

        In view of the foregoing, Black Point expressed to the special committee its view that, based upon the analyses that it had performed taking into account only the substantial increase in Beacon's stock price since the rendering of its April 22, 2005 fairness opinion and the lack of material increase in the value of NxtPhase, Black Point believed that it would not be able to render a new fairness opinion based on the then current conditions if it were asked to do so. Black Point noted to the special committee that the preparation of any fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances. Black Point did not make these determinations because it was not asked to, and did not render, a formal written opinion as to the fairness of the plan of arrangement in view of the events subsequent to April 22, 2005. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        The following is a summary of the principal financial matters reviewed by Black Point at the request and for the benefit of the special committee in connection with rendering advice to the special committee in August and September 2005.

        Update of NxtPhase Valuation.    In arriving at a reasonable range of then-current fair market valuations of NxtPhase, Black Point updated its prior comparable public company valuation, its analysis of recent comparable merger and acquisition transaction values and its analysis of the relative value of Beacon common stock. Black Point used the same methodologies used in its April 22, 2005 fairness analyses, but updated those analyses to reflect more current financial information available. Based on the comparable company analysis and the transactions analysis summarized below, Black Point advised the special committee that a fair market enterprise valuation for NxtPhase was in the range of $17.3 million to $23.4 million of Beacon common stock.

        Comparable Publicly Traded Company Analysis.    Black Point's updated analysis resulted in a range of enterprise values for the relay and recorder business of $3.4 million to $5.8 million. Black Point's analysis resulted in a range of enterprise values for the optical sensor business of $1.9 million to $17.6 million.

        The comparable company analysis indicated an enterprise value for NxtPhase in a range of $5.2 million to $23.4 million. As discussed above, Black Point determined that NxtPhase should be valued at approximately the mid to high end of this range, which would indicate a valuation range of $11.7 million to $23.4 million.

  Summary of Enterprise Valuations for NxtPhase from Comparable Company Analysis

	Low	Average	High
	(Dollars in millions)
Enterprise Value of Relay & Recorder Business	$3.4	$4.1	$5.8
Enterprise Value of Optical Sensor Business	1.9	7.6	17.6
Total Enterprise Value for NxtPhase	$5.2	$11.7	$23.4

        Selected Transactions Analysis.    Black Point's updated analysis, based upon valuation metrics of comparable acquisition transactions, resulted in a range of enterprise values for the relay and recorder business of $2.1 million to $5.0 million. Black Point's updated analysis resulted in a range of enterprise values for the optical sensor business of $6.3 million to $21.3 million.

        The transactions analysis above indicated an enterprise value for NxtPhase in a range of $8.4 million to $26.3 million. As discussed above, Black Point believed that NxtPhase would be valued at approximately the mid to high end of this range, which would indicate a valuation range of $17.3 million to $26.3 million.

  Summary of Enterprise Valuations for NxtPhase from Transactions Analysis

	Low	Average	High
	(Dollars in millions)
Enterprise Value of Relay & Recorder Business	$2.1	$3.5	$5.0
Enterprise Value of Optical Sensor Business	6.3	13.8	21.3
Total Enterprise Value for NxtPhase	$8.4	$17.3	$26.3

        Summary.    Based on the comparable company analysis and the transactions analysis, Black Point advised the special committee that a fair market enterprise valuation for NxtPhase was in the range of $17.3 million to $23.4 million.

  Summary of Enterprise Valuations for NxtPhase

Valuation Methodology	Low	High
	(Dollars in millions)
Comparable Company Analysis	$11.7	$23.4
Transactions Analysis	17.3	26.3
Inside Valuation Range	$17.3	$23.4

        Equity Value Analysis:    The 20-day volume weighted average stock price ("20-Day VWAP") as of April 22, 2005 (the date of Black Point's fairness opinion) was $0.9186 per share; the 20-day VWAP at September 12, 2005 was $3.94 per share, a greater than four-fold increase. Black Point did not believe that NxtPhase's results of operations or future prospects warranted a valuation increase for NxtPhase's similar to that of Beacon. As of September 13, 2005, Black Point no longer believed that using the Beacon equity value analysis (namely that Beacon and NxtPhase had essentially similar valuations) as a confirmatory data point remained valid. The NxtPhase valuations derived from other generally accepted valuation methodologies were within a consistent range while the Beacon equity value analysis results in a valuation significantly inconsistent with such valuations. Accordingly, Black Point considered but did not use the Beacon equity value analysis with respect to the valuation advice provided to the special committee in August and September of 2005. Had Black Point relied solely on this valuation method, it would have suggested a significantly higher range of values for NxtPhase than the values estimated by Black Point using a variety of commonly applied valuation methodologies.

        Although the companies and transactions discussed above in the comparable company analysis and the transactions analysis were used for comparison purposes, none of those companies or transactions were directly comparable to NxtPhase or Beacon. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical financial and operating characteristics of the companies involved and other factors that could affect the acquisition value of such companies or NxtPhase to which they are being compared.

        The summary set forth above is not a complete description of the analyses that would be performed by Black Point in connection with the rendering of a formal fairness opinion. The preparation of a formal fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances. Black Point did not make such determinations because it was not asked to, and did not render, a formal written opinion as to the fairness of the plan of arrangement in view of the events subsequent to April 22, 2005. On September 29, 2005, the special committee and the Beacon board of directors agreed to engage Black Point to render a full updated fairness opinion to determine whether the proposed stock for stock transaction is fair to Beacon stockholders. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Beacon Required Vote and Board of Directors Recommendation."

        Black Point Compensation.    Pursuant to the Black Point engagement letter, Black Point was paid a fee of $85,146 for rendering its April 22, 2005 opinion. In August 2005, the special committee agreed to pay Black Point an additional fee of $35,000 to render advice to the committee in connection with its consideration of whether the plan of arrangement remained in the best interest of Beacon and its stockholders. Additionally, Beacon has agreed to reimburse Black Point for its out-of-pocket expenses, including attorneys' fees, and has agreed to indemnify Black Point against certain liabilities, including liabilities under the federal securities laws. Black Point does not engage in market making activities and as such does not make a market in shares of Beacon common stock.

Evans & Evans, Inc.

        Evans & Evans, Inc. is a Canadian corporate finance advisory and valuation firm with offices across Canada and also in the U.S. Southwest. Evans offers a range of independent and advocate services including valuation and fairness opinions, business planning and research, mergers and acquisitions advice, business due diligence, market and competitive research and capital formation assistance. Evans has represented to Beacon that none of it or any of its affiliates is an associated or affiliated entity or issuer insider and that it is not acting as advisor to any interested party in connection with plan of arrangement. Evans has not been engaged within the last twenty-four months to perform financial advisory, investment banking, underwriting or other services, for or on behalf of an interested party in the plan of arrangment, or had a material financial interest in any transactions involving an interested party.

  Purchase Price Allocation Report

        On January 11, 2005, Beacon retained Evans to prepare a Purchase Price Allocation Report (the "Evans PPA Report") in connection with the proposed acquisition of NxtPhase.

        In connection with the preparation of the Evans PPA Report, Evans relied upon financial and other information, data, advice, opinions and representations obtained by Evans from public sources or provided to Evans by Beacon and NxtPhase or otherwise pursuant to the engagement of Evans. The Evans PPA Report is conditional upon these facts or representations, which were relied upon. Subject to the exercise of their professional judgment and except as expressly described in the Evans PPA Report, Evans did not attempt to verify independently the accuracy or completeness of any such information, data, advice, opinions or representations.

        In preparing the Evans PPA Report, Evans made adjustments to certain assumptions provided by management to reflect its own professional judgment regarding future events. The Evans PPA Report has been prepared on the basis of securities markets as well as economic and general business and financial conditions prevailing as at March 18, 2005 and on the condition and prospects, financial or otherwise, of Beacon and NxtPhase as reflected in the information and documents reviewed by Evans and as represented by executive officers and operating management of Beacon and NxtPhase. In conducting its analysis, Evans made numerous assumptions regarding the impact of general economic and industry conditions on Beacon's future financial results.

        The following is a summary of the material terms of the final version of the Evans PPA Report dated March 18, 2005. This summary is not intended to be complete and is qualified in its entirety by the full text of the Evans PPA Report, which is attached as Annex H to this joint proxy statement. Stockholders are urged to read the Evans PPA Report carefully and in its entirety. Evans believes that their analysis, as described in the Evans PPA Report, must be considered as a whole and that to focus on specific portions of such analysis and of the factors considered, without considering all analyses and factors, could create an incomplete and misleading view of the processes underlying the Evans PPA Report. The Evans PPA Report represents the opinion of Evans.

  Definition of Fair Value

        The amount at which an asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

  Scope of Review

        In preparing the Evans PPA Report, Evans relied on information provided by the management and auditors of NxtPhase and Beacon as well as publicly available documents and information on Beacon and NxtPhase.

        Documents and sources of information utilized or revised by Evans included: physical tours of NxtPhase's facilities in Vancouver, British Columbia and Phoenix, Arizona; interviews with key members of NxtPhase's management team; a review of NxtPhase's business plan and corporate PowerPoint presentation; a review of NxtPhase's websites and those of its marketing partners; a review of NxtPhase's financial forecasts; a review of audited and management prepared financial statements of NxtPhase and its predecessor company; a review of various financial data related to NxtPhase; a review of NxtPhase's order backlog; a review of all of NxtPhase's material agreements; a review of NxtPhase's shareholder registry; a review of NxtPhase's intellectual property; a review of market data from various independent industry sources; and a review of financial and stock market trading data on comparable public companies.

  Valuation Methodologies

        Valuation approaches applicable to assets that are comprised predominantly of intangible assets such as patents fall into the following general categories:

  •
  cost approach;

  •
  market approach;

  •
  income based approach;

  •
  rules of thumb approach; and

  •
  a combination of any of the above approaches.

        In order to allocate the purchase price for NxtPhase amongst the net assets to be acquired by Beacon in connection with the plan of arrangement, it was first necessary to determine the "price" paid by Beacon for 100% of the issued and outstanding shares of NxtPhase. With regards to the acquisition of NxtPhase by Beacon, the consideration for the shares of NxtPhase is to consist of the number of Beacon common stock equal to approximately $14.5 million and the issuance of Beacon restricted stock units equal to approximately $2.5 million. The deemed price of the Beacon common stock is the weighted average of the 20-day trading price as of the date of the arrangement agreement. As at the date of the Evans PPA Report, the number of Beacon common stock to be issued had not yet been determined. Beacon management however, requested Evans allocate the fair value of the net assets of NxtPhase based on the fair market value of NxtPhase as arrived at separately by Evans in a separate report and not the purchase price set forth in the arrangement agreement. See "—Valuation Report of NxtPhase T&D Corporation."

        NxtPhase's tangible assets and liabilities are outlined in the table below, along with the method utilized in determining their respective fair values as at December 31, 2004.

Description of Asset or Liability	Method Used to Determine Fair Value	Description
Cash	Book Value	As per NxtPhase financial statements.
Restricted Cash & Short-Term Investment	Book Value	As per NxtPhase financial statements.
Accounts Receivable	Book Value	As per NxtPhase financial statements.
Inventory	Book Value	As per NxtPhase financial statements.
Prepaid Expenses	Book Value	As per NxtPhase financial statements.
Accounts Payable and Accruals	Book Value	As per NxtPhase financial statements.
Deferred Revenue	Book Value	As per NxtPhase financial statements.
Warranty Reserve	Book Value	As per NxtPhase financial statements.
Property, Plant and Equipment	Book Value	As per NxtPhase financial statements.
Intellectual Property	Relief from Royalty	Net present value of net revenues to be derived from NxtPhase's current and planned products assuming a royalty received in lieu of owning the technology.
Customer Relationships	Discounted Cash Flow	Net present value of cash flows (revenues net of costs) to be derived from existing customer relationships.
Order Backlog	Net Present Value	Net present value of net contribution margin to be derived from orders received but not yet filled.
Goodwill	Balance of Purchase Price	The difference between the purchase price and the net tangible and intangible assets acquired.

Summary and Conclusions

        Based on the scope of Evans' review, and subject to the assumptions, restrictions and qualifications set out in the Evans PPA Report, Evans determined that the fair value of the net assets of NxtPhase as at December 31, 2004 to be as follows:

US$
Current Assets
Cash	$2,898,854
Restricted Cash & Short-term Investments	$33,278
Accounts Receivable	$1,523,367
Inventory	$564,957
Prepaid Expenses	$41,393
Other Assets
Property, Plant and Equipment	$560,209
Patents and Intangible Assets—Relays & Recorders	$1,160,000
Patents and Intangible Assets—Optical Sensors	$1,300,000
Customer Relationships—Relays & Recorders	$980,000
Customer Relationships—Optical Sensors	$110,000
Customer Backlog—Relays & Recorders	$170,000
Customer Backlog—Optical Sensors	$0
Goodwill	$849,832

$10,191,890

Liabilities Assumed
Accounts Payable and Accrued Liabilities	$(1,358,948)
Deferred Revenue	$(13,273)
Warranty Reserve	$(469,669)

$(1,841,890)

Net Assets at December 31, 2004	$8,350,000

  Valuation Report on NxtPhase T&D Corporation

        On February 22, 2005, Beacon retained Evans to prepare a Valuation Report (the "Evans Valuation Report") with regards to the fair market value of 100% of the issued and outstanding shares of NxtPhase.

        In connection with the preparation of the Evans Valuation Report, Evans relied upon financial and other information, data, advice, opinions and representations obtained by Evans from public sources or provided to Evans by Beacon and NxtPhase or otherwise pursuant to the engagement of Evans. The Evans Valuation Report is conditional upon these facts or representations, which were relied upon. Subject to the exercise of their professional judgment and except as expressly described in the Evans Valuation Report, Evans did not attempt to verify independently the accuracy or completeness of any such information, data, advice, opinions or representations.

        In preparing the Evans Valuation Report, Evans made adjustments to certain assumptions provided by management to reflect its own professional judgment regarding future events. The Evans Valuation Report has been prepared on the basis of securities markets as well as economic and general business and financial conditions prevailing as at March 18, 2005 and on the condition and prospects, financial or otherwise, of Beacon and NxtPhase as reflected in the information and documents reviewed by Evans and as represented by executive officers and operating management of Beacon and NxtPhase. In conducting its analysis, Evans made numerous assumptions regarding the impact of general economic and industry conditions on Beacon's future financial results.

        The following is a summary of the material terms of the final version of the Evans Valuation Report dated March 18, 2005. This summary is not intended to be complete and is qualified in its entirety by the full text of the Evans Valuation Report, which is attached as Annex G to this joint proxy statement. Stockholders are urged to read the Evans Valuation Report carefully and in its entirety. Evans believes that their analysis, as described in the Evans Valuation Report, must be considered as a whole and that to focus on specific portions of such analysis and of the factors considered, without considering all analyses and factors, could create an incomplete and misleading view of the processes underlying the Evans Valuation Report. The Evans Valuation Report represents the opinion of Evans.

  Definition of Fair Market Value

        For the purposes of the Evans Valuation Report, "fair market value" is defined as the highest price available in an open and unrestricted market between informed and prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of cash.

        The valuation of NxtPhase refers to its "en bloc" value being the price at which all of the common shares could be sold to one or more buyers at the same time.

  Scope of Review

        In preparing the Evans Valuation Report, Evans relied on information provided by the management and auditors of NxtPhase and Beacon as well as publicly available documents and information on Beacon and NxtPhase.

        Documents and sources of information utilized or revised by Evans included: physical tours of NxtPhase's facilities in Vancouver, British Columbia and Phoenix, Arizona; interviews with key members of NxtPhase's management team; a review of NxtPhase's business plan and corporate PowerPoint presentation; a review of NxtPhase's websites and those of its marketing partners; a review of NxtPhase's financial forecasts; a review of audited and management prepared financial statements of NxtPhase and its predecessor company; a review of various financial data related to NxtPhase; a review of NxtPhase's order backlog; a review of all of NxtPhase's material agreements; a review of NxtPhase's shareholder registry; a review of NxtPhase's intellectual property; a review of market data from various independent industry sources; and a review of financial and stock market trading data on comparable public companies.

  Valuation Methodologies

        Valuation approaches applicable to assets that are comprised predominantly of intangible assets such as patents fall into the following general categories:

  •
  cost approach;

  •
  market approach;

  •
  income based approach;

  •
  rules of thumb approach; and

  •
  a combination of any of the above approaches.

        The valuation of NxtPhase was made on the basis of NxtPhase being deemed to be a going concern, by virtue of: (1) NxtPhase was able to secure the funding necessary post-restructuring to continue operations; (2) NxtPhase is now realizing more consistent growth in revenues; (3) break-even on a cash flow basis is projected in 2006 with positive cash flow thereafter; and, (4) the going concern approach yields a higher value than a liquidation approach.

        Given the nature and status of NxtPhase's overall business operations at the valuation date of December 31, 2004 as well as the approaches of valuation outlined above, it was the view of Evans that that the most appropriate method in determining the range of the fair market value of NxtPhase at the valuation date was a an asset-based approach, the adjusted book value approach. The adjusted book value approach was arrived at by utilizing an income-based approach, namely a discounted cash flow approach, to arrive at the fair market value of NxtPhase's two operating divisions—the relay and recorder division and the optical division (collectively the "Operating Divisions").

        An adjusted book value approach, arriving at using a discounted cash flow to determine the fair market value of the Operating Divisions, was utilized given: (1) NxtPhase did have a backlog of orders as at December 31, 2004; (2) NxtPhase is projecting fluctuating earnings and revenues going forward; (3) the identified strategic partnerships in place as at the valuation date; and (4) the identified orders from the existing customer base going forward.

  Valuation Conclusion

        Based upon and subject to the assumptions, limitation and analyses set forth in the Evans Valuation Report, Evans is of the opinion that, as of December 31, 2004, the fair market value of 100% of the issued and outstanding shares of NxtPhase is $7,760,000 to $8,930,000. If asked to choose a specific number, Evans would select the midpoint, $8,350,000.

  Limited Appraisal Reconciliation Assessment

        On March 16, 2005, Beacon retained Evan to prepare a Limited Appraisal Report (the "Evans Reconciliation Report"). The Evans Reconciliation Report involved a reconciliation between certain previous valuation services work conducted by Ardour (see "—Opinions of Beacon's Financial Advisors—Ardour Capital Investments, LLC" above) and subsequent valuation and appraisal work conducted by Evans. In connection with the preparation of the Evans Reconciliation Report, Evans relied upon financial and other information, data, advice, opinions and representations obtained by Evans from public sources or provided to Evans by Beacon and NxtPhase or otherwise pursuant to the engagement of Evans. The Evans Reconciliation Report is conditional upon these facts or representations, which were relied upon. Subject to the exercise of their professional judgment and except as expressly described in the Evans Reconciliation Report, Evans did not attempt to verify independently the accuracy or completeness of any such information, data, advice, opinions or representations.

        In preparing the Evans Reconciliation Report, Evans made adjustments to certain assumptions provided by management to reflect its own professional judgment regarding future events. The Evans Reconciliation Report has been prepared on the basis of securities markets as well as economic and general business and financial conditions prevailing as at April 19, 2005 and on the condition and prospects, financial or otherwise, of Beacon and NxtPhase as reflected in the information and documents reviewed by Evans and as represented by executive officers and operating management of Beacon and NxtPhase. In conducting its analysis, Evans made numerous assumptions regarding the impact of general economic and industry conditions on Beacon's future financial results.

        The following is a summary of the material terms of the final version of the Evans Reconciliation Report dated April 19, 2005. This summary is not intended to be complete and is qualified in its entirety by the full text of the Evans Reconciliation Report, which is attached as Annex I to this joint proxy statement. Stockholders are urged to read the Evans Reconciliation Report carefully and in its entirety. Evans believes that their analysis, as described in the Evans Reconciliation Report, must be considered as a whole and that to focus on specific portions of such analysis and of the factors considered, without considering all analyses and factors, could create an incomplete and misleading view of the processes underlying the Evans Reconciliation Report. The Evans Reconciliation Report does not represent a formal opinion of the fairness of the plan of arrangement.

  Definition of Market Value

        For the purposes of the Evans Reconciliation Report, "market value," refers to the most likely price at which an arm's length party would purchase shares in a company, on an organized and regulated and liquid stock market, given the information and assumptions outlined in the Evans Reconciliation Report.

        Market value thereby approximates "market potential," which does not equal fair market value. Market value, as used by appraisers, refers to the implied potential value and/or price of a company. Such analysis is based principally on a comparison of the future revenues and/or earnings and/or cash flows and a comparison of such results to numerous existing public companies that also are in similar industries to the company under review (with adjustments for risk and differences of operating results).

        The determination of market value of NxtPhase and Beacon refers to their "en bloc" value being the price at which all of the common shares could be sold to one or more buyers at the same time.

  Scope of Review

        In preparing the Evans Reconciliation Report, Evans relied on information provided by the management and auditors of NxtPhase and Beacon as well as publicly available documents and information on Beacon and NxtPhase.

        Documents and sources of information utilized or revised by Evans included: physical tours of NxtPhase's facilities in Vancouver, British Columbia and Phoenix, Arizona; interviews with key members of NxtPhase's management team; a review of NxtPhase's business plan and corporate PowerPoint presentation; a review of NxtPhase's websites and those of its marketing partners; a review of NxtPhase's financial forecasts; a review of audited and management prepared financial statements of NxtPhase and its predecessor company; a review of various financial data related to NxtPhase; a review of NxtPhase's order backlog; a review of all of NxtPhase's material agreements; a review of NxtPhase's shareholder registry; a review of NxtPhase's intellectual property; a review of market data from various independent industry sources and a review of financial and stock market trading data on comparable public companies; interviews with management of the Beacon; a review of the fairness opinion of Ardour Capital Investments, LLC, which is attached as Annex E to this joint proxy statement; a review of Beacon's regulatory filings and financial statements; a review of Beacon's pro forma financial results; and a review of Beacon's stock market trading data.

  Analysis

        In the view of Evans, the reconciliation of the plan of arrangement is based on market value, as all of the parties involved appear to be basing their approval of the plan of arrangement by accepting market value. Reconciliation of the plan of arrangement by fair market value means is not possible. The market value of the plan of arrangement was reconciled by: (i) calculating, at the time of the completion of the plan of arrangement, the market value of Beacon and the market value of NxtPhase; (ii) calculating whether the market value of the proposed share exchange between the Beacon stockholders and NxtPhase is favorable to the Beacon stockholders (viewed as one group) upon completion of the plan of arrangement; and (iii) considering qualitative factors (e.g., availability of further financing) that may result from the plan of arrangement.

  Conclusions

        Based upon Evans review as outlined in the Evans Reconciliation Report and the subsequent schedules, Evans has reconciled the plan of arrangement so as to present why the directors of Beacon approved the proposed plan of arrangement in April 2005.

No Financial Advisor Opinion for NxtPhase

        Because NxtPhase is owned by a small number of sophisticated investors and because holders of approximately 98% of NxtPhase's outstanding common shares and 100% of NxtPhase's outstanding Class A preferred shares have agreed to the key terms of granting Perseus 2000, L.L.C. an option that was assignable to Beacon, to acquire the outstanding shares of NxtPhase capital stock in exchange for shares of Beacon common stock, the board of directors of NxtPhase determined that it was not necessary in the circumstances or in the best interests of the NxtPhase shareholders to obtain an opinion of a financial advisor with respect to the plan of arrangement and incur the related expense.

Opinion of Lang Michener LLP

  Background of the Voluntary Foreclosure of the Predecessor-in-Interest of NxtPhase

        On June 26, 2003, NxtPhase's predecessor-in-interest, NxtPhase Corporation, and its former U.S. subsidiary, NxtPhase Inc., issued senior security convertible demand promissory notes to the nine of the current eleven shareholders of NxtPhase initially in the aggregate amount of $7,000,000. In connection with these notes, NxtPhase Corporation and NxtPhase Inc. entered into pledge and security agreements as of the same date with Perseus 2000, L.L.C., as agent for itself and the other noteholders, whereby NxtPhase Corporation and NxtPhase, Inc. granted a security interest in all of the personal property of NxtPhase Corporation and NxtPhase Inc. to Perseus. Additionally, on the same date, Perseus and the other noteholders entered into a collateral agency agreement.

        In March 2004, events of default had occurred under the notes and the security agreements. As a consequence, all outstanding obligations under the notes became immediately due and payable. On March 4, 2004, counsel for Perseus, Lang Michener LLP, delivered demand letters to each of NxtPhase Corporation and NxtPhase, Inc. for immediate payment of the total obligations under the notes. Also on the same day, Perseus delivered a notice of intention to enforce security required by the Bankruptcy and Insolvency Act (Canada) to both NxtPhase Corporation and its subsidiary.

        On March 16 and 24, 2004, Perseus notified NxtPhase Corporation and its subsidiary that it proposed to take the collateral under the pledge and security agreements in satisfaction of their obligations. The notice of proposal for voluntary foreclosure was delivered to NxtPhase Corporation pursuant to the Personal Property Security Act of British Columbia and Manitoba, and a proposal to accept collateral in satisfaction of indebtedness was delivered to NxtPhase, Inc. pursuant to Section 9-620 of the Uniform Commercial Code, as adopted in Arizona and New York. In April 2004, Perseus, as collateral agent, assigned the security over the assets of NxtPhase Corporation and NxtPhase, Inc. to NxtPhase and its subsidiary, NxtPhase T&D, Inc., respectively.

        Lang Michener received an objection pursuant to Section 61 of the British Columbia Personal Property Security Act on April 5, 2004 from three other NxtPhase shareholders, GE Capital Equity Holdings, B.V., Hydro-Quebec CapiTech Inc. and OPG Ventures Inc. An application was made to the Supreme Court of British Columbia by Perseus to declare that the objection was invalid. The court determined that the objection had been properly made. A formal order reflecting the court's decision has not been entered on the books of the Supreme Court of British Columbia.

        On August 17, 2004, following negotiations among all of the noteholders, each of GE Capital Equity Holdings, B.V., Hydro-Quebec CapiTech Inc. and OPG Ventures Inc. withdrew its objection to the voluntary foreclosure proceedings. Immediately upon the withdrawal of the objection, the foreclosure process was complete pursuant to Section 61 of the Personal Property Security Act of British Columbia and Manitoba and the corresponding sections of the Uniform Commercial Code. As a result, the former assets of NxtPhase Corporation and NxtPhase, Inc. were deemed to be transferred to NxtPhase and NxtPhase T&D, Inc. respectively on this date.

  Lang Michener Opinion

        Lang Michener acted as realization counsel to Perseus and its assignees, NxtPhase and NxtPhase T&D, Inc. in connection with the realization on the security interests created by the pledge and security agreements of each of NxtPhase Corporation and NxtPhase, Inc. In connection with its review of the plan of arrangement, Beacon's board of directors engaged Lang Michener to render an opinion related to the voluntary foreclosure of the assets of NxtPhase Corporation and NxtPhase, Inc. Lang Michener delivered its opinion to Beacon on April 20, 2005, which opinion is for the benefit of Beacon and the stockholders of NxtPhase.

        In its capacity as realization counsel, Lang Michener reviewed the documents related to the voluntary foreclosure process including the pledge and security agreements, the collateral agency agreement, the voluntary foreclosure notices, the notices of objection and withdrawals of objections of GE Capital Equity Holdings, B.V., Hydro-Quebec CapiTech Inc. and OPG Ventures Inc. and the Perseus assignments to NxtPhase and NxtPhase T&D, Inc.

        Among other matters, Lang Michener opined that the assignments by Perseus to NxtPhase and NxtPhase T&D of the security interests over the assets of NxtPhase Corporation and its former subsidiary were effective to transfer all of the security interests created by the pledge and security agreements and all rights of Perseus under the voluntary foreclosure notices. In addition, the opinion provided that any purchaser from NxtPhase and NxtPhase T&D, Inc. of the collateral would acquire the collateral free from any interest of NxtPhase Corporation and NxtPhase, Inc., any interest subordinate to that of NxtPhase Corporation or NxtPhase, Inc., the interest of Perseus and any interest subordinate to that of Perseus.

        Beacon selected Lang Michener to deliver its opinion on the basis of its experience and familiarity with the voluntary foreclosure process in its capacity as realization counsel. The full text of the written opinion of Lang Michener, which sets forth, among other things, the assumptions made and documents reviewed in connection with the opinion, is attached to this joint proxy statement as Annex J and is incorporated in this document by reference. You are urged to, and should, read this opinion carefully and in its entirety. Lang Michener provided its opinion for the information and assistance of the Beacon board of directors in connection with its consideration of the transaction contemplated by the arrangement agreement. The Lang Michener opinion is not a recommendation as to how you should vote with respect to the plan of arrangement or any other matter. The opinion of Lang Michener does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the consummation of the plan of arrangement. Lang Michener has no obligation to update, revise or reaffirm its opinion.

Interests of Certain Persons in the Plan of Arrangement

        Some of the employees, executive officers, directors and stockholders of Beacon and NxtPhase have interests in the plan of arrangement that are or may be considered different from, or in addition to, the interests of NxtPhase's or Beacon's stockholders generally. These interests include the following:

        Upon completion of the plan of arrangement, all of NxtPhase's employees who continue to be employed by NxtPhase, a Beacon subsidiary, will be issued restricted stock units of Beacon, having an aggregate value of approximately $2.475 million, based on a per share price of $0.9186 for Beacon common stock (the 20-day volume weighted average price of Beacon common stock as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed). In addition, Beacon will issue incentive stock options to all of its new NxtPhase employees pursuant to its Second Amended and Restated 1998 Stock Incentive Plan.

        Andrea Johnston, the Chief Executive Officer of NxtPhase, will be paid a cash bonus by NxtPhase of $140,000 following consummation of the plan of arrangement.

        Entities affiliated with Perseus, L.L.C. own, as of the respective NxtPhase and Beacon record dates, approximately 48% of NxtPhase's outstanding common stock, 52% of NxtPhase's outstanding Class A preferred stock, and            % of Beacon's outstanding common stock. Following the consummation of the plan of arrangement, these Perseus entities will receive approximately 8.9 million shares of Beacon common stock, or approximately 47% of the total Beacon shares expected to be issued in the plan of arrangement to NxtPhase stockholders, not including the Beacon restricted stock units to be issued to NxtPhase employees. Perseus will own approximately            % of Beacon's outstanding common stock after the plan of arrangement is completed.

        Based on the one-day volume weighted average price of Beacon common stock on April 22, 2005, the date the arrangement agreement was signed, or $0.8548, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership of approximately 48% of NxtPhase's outstanding common stock and 52% of NxtPhase's outstanding Class A preferred stock was approximately $7.6 million. Based on the closing price of Beacon stock of $3.67 on September 12, 2005, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership interest of NxtPhase stock is approximately $32.7 million. According to an independent valuation report of NxtPhase prepared on March 18, 2005 by Evans & Evans, Inc., the fair market value of 100% of the issued and outstanding shares of NxtPhase as of December 31, 2004 is in the range of $7,760,000 to $8,930,000. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Evans & Evans, Inc.—Valuation Report on NxtPhase T&D Corporation" on page            of this joint proxy statement.

        As an "affiliate" of NxtPhase within the meaning of Rule 145 promulgated by the Securities Act of 1933, as amended, the shares of Beacon common stock to be received by Perseus in connection with the plan of arrangement will be subject to some restrictions relating to their sale and transfer, but will not be subject to any holding period requirements.

        NxtPhase has entered into employment agreements with each of Andrea Johnston, Frederick C. Smith, Curtis Sikorsky, Timothy Leyshock and James Blake, all officers of NxtPhase. The terms of the employment agreements for each of Ms. Johnston and Messrs. Smith, Sikorsky, Leyshock and Blake provide that if any of the foregoing is terminated other than for cause or as a result of his or her disability or death, or he or she resigns for good reason within one year of a change in control of NxtPhase, he or she is entitled to a specified severance payment and continuation of certain benefits for a limited period. Completion of the plan of arrangement would constitute a change in control for purposes of the employment agreements. In addition, Ms. Johnston will receive a grant of 531,563 restricted stock units and an incentive stock option for 150,000 shares of Beacon common stock. Mr. Smith will receive a grant of 200,954 restricted stock units and an incentive stock option for 100,000 shares of Beacon common stock. Mr. Sikorsky will receive a grant of 23,823 restricted stock units. Mr. Leyshock will receive a grant of 400,867 restricted stock units and an incentive stock option for 100,000 shares of Beacon common stock. Mr. Blake will receive a grant of 458,042 restricted stock units and an incentive stock option for 100,000 shares of Beacon common stock.

        Following the effective date of the plan of arrangement, Ms. Johnston will continue to serve as Chief Executive Officer of NxtPhase, a Beacon subsidiary and will be an executive officer of Beacon entitled to indemnification by Beacon pursuant to its directors' and officers' liability insurance policy. Messrs. Smith, Leyshock, Sikorsky and Blake will serve as officers of NxtPhase or NxtPhase T&D Inc., Beacon subsidiaries.

        William E. Stanton, a member of Beacon's board of directors, has served as a consultant to Beacon for services relating to Beacon's due diligence for the plan of arrangement. The aggregate compensation provided to Mr. Stanton to date for these services is approximately $86,000.

        Non-interested members of the Beacon board of directors and the NxtPhase board of directors were aware of the interests described above as they existed in April 2005 and took them into consideration in determining to approve the plan of arrangement.

Board of Directors and Management After the Plan of Arrangement

  Board of Directors

        Following the consummation of the plan of arrangement, Beacon's board of directors will continue to have seven members, who will be F. William Capp, Stephen P. Adik, Jack P. Smith, Kenneth M. Socha, William E. Stanton, John C. Fox and Lisa W. Zappala, all of whom are currently members of Beacon's board. These directors will be divided into the following classes:

Term Expiring 2005	Term Expiring 2006	Term Expiring 2007
F. William Capp John C. Fox Lisa W. Zappala	William E. Stanton	Stephen P. Adik Jack P. Smith Kenneth M. Socha

        A vote by Beacon's stockholders FOR the adoption of the arrangement agreement, approval of the consummation of the plan of arrangement and the transactions contemplated by the arrangement agreement is a vote to elect the directors for the terms described above. For more information about these individuals, see "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Board of Directors and Management After the Plan of Arrangement."

        If, prior to the consummation of the plan of arrangement, any of the current Beacon directors set forth above is unable or unwilling to serve as a director of Beacon following consummation of the plan of arrangement, Beacon will be entitled to designate a replacement to serve in his place as set forth in Beacon's amended and restated by-laws.

  Management

        Beacon's executive officers currently consist of F. William Capp, President and Chief Executive Officer, James M. Spiezio, Vice President Finance, Chief Financial Officer, Treasurer and Secretary, and Matthew Lazarewicz, Vice President and Chief Technical Officer. Following consummation of the plan of arrangement, each of these individuals will continue to serve as Beacon executive officers and Andrea Johnston, NxtPhase's Chief Executive Officer, will also be an executive officer of Beacon.

Material United States and Canadian Federal Income Tax Consequences of the Plan of Arrangement

Material United States Income Tax Consequences

        The following summary discusses certain of the material U.S. federal income tax consequences of the plan of arrangement to stockholders of NxtPhase. For purposes of this discussion, a U.S. Holder means: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxable as a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (iv) an estate that is subject to U.S. federal income tax on its income regardless of its source. In general, a Non-U.S. Holder is any NxtPhase stockholder who is not a U.S. Holder.

        This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, administrative rulings and judicial decisions currently in effect, all of which are subject to change, possibly with retroactive effect. This discussion assumes that NxtPhase stockholders hold their NxtPhase common stock or Class A preferred stock and will hold their Beacon common stock as a capital asset within the meaning of Section 1221 of the Code. Further, the discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of his, her or its personal investment circumstances or to stockholders subject to special treatment under the U.S. federal income tax laws, including: (i) insurance companies; (ii) tax-exempt organizations; (iii) dealers in securities or foreign currency; (iv) banks or trusts; (v) persons that hold their stock as part of a straddle, a hedge against currency risk or a constructive sale or conversion transaction; (vi) persons that have a functional currency other than the U.S. dollar; (vii) investors in partnerships, limited liability companies, and other pass-through entities; (viii) stockholders who are subject to alternative minimum tax; (ix) stockholders who acquired their NxtPhase stock through the exercise of options or warrants; (x) stockholders who acquired their NxtPhase stock as compensation or through a tax-qualified retirement plan or holders of options granted under any NxtPhase option or benefit plan; (xi) stockholders who are subject to the provisions of U.S. federal tax law applicable to certain U.S. expatriates; or (xii) Non-U.S. Holders who are treated as holding their stock effectively connected with the conduct of a U.S. trade or business. Furthermore, this discussion does not consider the potential effects of any state, local or non-U.S. tax laws.

        All NxtPhase stockholders are urged to consult their tax advisors regarding the tax consequences of the plan of arrangement to them in their particular situations, including the effects of U.S. federal, state, local, non-U.S. and other tax laws.

United States Federal Income Tax Consequences to NxtPhase Stockholders

        Treatment as a Reorganization.    Beacon and NxtPhase have structured the plan of arrangement with the intent that it be treated as a "reorganization" within the meaning of Section 368(a) of the Code for United States federal income tax purposes. Subject to the "passive foreign investment company" rules discussed below, if, as Beacon and NxtPhase expect, the plan of arrangement qualifies as a "reorganization" for United States federal income tax purposes:

  •
  No gain or loss will be recognized by stockholders of NxtPhase upon the exchange of their NxtPhase common stock or Class A preferred stock solely for shares of Beacon common stock pursuant to the plan of arrangement (except with respect to cash received instead of a fractional share interest in Beacon common stock as described below);

  •
  The aggregate tax basis of the shares of Beacon common stock received by a NxtPhase stockholder in the plan of arrangement (including fractional shares deemed received and redeemed as described below) will be the same as the aggregate tax basis of the shares of NxtPhase common stock surrendered by such stockholder for the Beacon common stock or Class A preferred stock; and

  •
  The holding period of the Beacon common stock received in the plan of arrangement (including any fractional shares deemed received and redeemed as described below) by a former NxtPhase stockholder will include the holding period of the NxtPhase common stock or Class A preferred stock surrendered by that stockholder in the plan of arrangement for the Beacon common stock, provided the NxtPhase common stock or Class A preferred stock is held by that stockholder as a capital asset on the effective date of the plan of arrangement.

        Neither Beacon nor NxtPhase intends to request a ruling from the Internal Revenue Service with respect to the qualification of the plan of arrangement as a "reorganization." Accordingly, there is no assurance that the Internal Revenue Service will not challenge the qualification of the plan of arrangement as a "reorganization" or that a court will not sustain such a challenge. Subject to the passive foreign investment company rules discussed below, if the Internal Revenue Service were to successfully challenge the "reorganization" status of the plan of arrangement or the plan of arrangement otherwise fails to qualify as a "reorganization," each U.S. Holder of NxtPhase stock would recognize taxable gain or loss with respect to the NxtPhase stock surrendered, measured by the difference between the fair market value, as of the time of the plan of arrangement, of the Beacon common stock and cash received in the plan of arrangement and the adjusted tax basis of the NxtPhase stock surrendered in the plan of arrangement. In that event, a U.S. Holder's aggregate tax basis in the Beacon common stock so received would equal its fair market value as of the time of the plan of arrangement and the holding period for that stock would begin the day after the plan of arrangement. Special rules apply to U.S. Holders who hold, directly, indirectly or through attribution, more than 10% of the voting stock of NxtPhase and such U.S. Holders should consult with their tax advisors regarding these rules. In general, a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain unless: (i) such holder is an individual who is present in the U.S. for 183 or more days in the taxable year of the plan of arrangement and certain other conditions are met; (ii) such holder is subject to the provisions of the U.S. federal tax law applicable to certain U.S. expatriates; or (iii) the gain is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder (and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such holder). Non-U.S. Holders meeting either (i), (ii) or (ii) above will generally be taxed in the same manner as U.S. Holders.

        Cash in Lieu of Fractional Shares.    U.S. Holders who receive cash in lieu of fractional shares of Beacon common stock as a result of the plan of arrangement will be treated for federal income tax purposes as if the fractional share interest had been issued in the plan of arrangement to the U.S. Holder and then had been redeemed by Beacon for cash. The amount of gain or loss realized by a U.S. Holder will be equal to the difference between (i) the amount of cash received in lieu of a fractional share and (ii) the portion of the U.S. Holder's adjusted tax basis in NxtPhase stock that is allocated to the fractional share. Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss provided that the NxtPhase stock was held as a capital asset and for a period exceeding one year as of the time of the exchange. The deductibility of capital losses is subject to limitations. If NxtPhase is a controlled foreign corporation for U.S. federal income tax purposes (as discussed below), special rules apply to U.S. Holders who hold (directly, indirectly or through attribution) 10% or more of the voting stock of NxtPhase and such U.S. Holders should consult with their tax advisors regarding these rules.

        In general, a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain unless: (i) such holder is an individual who is present in the U.S. for 183 or more days in the taxable year of the plan of arrangement and certain other conditions are met; (ii) such holder is subject to the provisions of the U.S. federal tax law applicable to certain U.S. expatriates; or (iii) the gain is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such holder. Non-U.S. Holders meeting either (i), (ii) or (ii) above will generally be taxed in the same manner as U.S. Holders.

        Controlled Foreign Corporation.    Special rules will apply to NxtPhase stockholders that are "United States shareholders" if NxtPhase is a "controlled foreign corporation" for U.S. federal income tax purposes. In general, a non-U.S. corporation such as NxtPhase will be a controlled foreign corporation if more than 50% of (i) the total combined voting power of all classes stock of such foreign corporation entitled to vote, or (ii) the total value of the stock of such foreign corporation, is owned, directly, indirectly or through attribution, by "United States shareholders" on any day during the taxable year of such foreign corporation. For this purpose, a "United States shareholder" is any United States person, within the meaning of Section 957(c) of the Code, who owns, directly, indirectly or through attribution, 10% or more of the total combined voting power of all classes of stock entitled to vote of such foreign corporation. NxtPhase believes it will be a controlled foreign corporation for its current taxable year.

NxtPhase stockholders who are United States shareholders should consult their own tax advisors regarding the application of the controlled foreign corporation rules.

        Passive Foreign Investment Company.    In general, a non-U.S. corporation such as NxtPhase will be a passive foreign investment company if (i) 75% or more of its gross income in a taxable year falls within specific categories of passive income, including interest, dividends or rents, or (ii) 50% or more of the assets of the corporation in a taxable year consists of assets that either produce, or are held for the production of, passive income. If a non-U.S. corporation holds, directly or indirectly, at least 25% of the capital stock, by value, of another corporation, the value of the subsidiary's stock generally is ignored and the non-U.S. corporation's proportionate share of the subsidiary's assets and income are treated as its own for the purpose of determining whether or not such non-U.S. corporation is a passive foreign investment company. If NxtPhase is a passive foreign investment company for any taxable year of a NxtPhase stockholder's holding period, NxtPhase will be treated as a passive foreign investment company thereafter with respect to that stockholder whether or not NxtPhase is a passive foreign investment company in any other taxable year. NxtPhase does not believe it will be a passive foreign investment company for its current taxable year; however, because passive foreign investment company status is determined at the end of a corporation's taxable year, NxtPhase cannot assure you that NxtPhase will not become a passive foreign investment company for its current taxable year or any future taxable year.

        In general, NxtPhase's status as a passive foreign investment company should not change the consequences of the plan of arrangement discussed above with respect to Non-U.S. Holders. NxtPhase's status as a passive foreign investment company should also not change the consequences discussed above with respect to U.S. Holders provided, among other things, the plan of arrangement qualifies as a "reorganization" within the meaning of Section 368(a) of the Code. Assuming the plan of arrangement qualifies as a "reorganization" and NxtPhase is a passive foreign investment company, under proposed U.S. Treasury Regulations, a U.S. Holder will not recognize gain on the exchange of NxtPhase stock for Beacon common stock if (i) the adjusted tax basis of the exchanged NxtPhase stock in the hands of Beacon is no greater than the adjusted tax basis of the stock in the hands of the U.S. Holder immediately prior to the exchange; (ii) Beacon's holding period in the NxtPhase common shares will be at least as long as the U.S. Holder's holding period immediately before the exchange; and (iii) the aggregate ownership of the U.S. Holder and Beacon after the exchange is the same or greater than the U.S. Holder's proportionate ownership immediately before the exchange. If any of these requirements are not met, or if the plan of arrangement fails to qualify as a "reorganization," U.S. Holders will be treated as if they had disposed of their NxtPhase in a taxable transaction and will be required to recognize gain, if any, on the receipt of the Beacon common stock. U.S. Holders would be able to recognize a loss only to the extent that a loss would be recognized under another provision of the Code.

        Any gain recognized would generally be equal to the difference between (i) the fair market value as of the effective date of the plan of arrangement of the Beacon common stock received pursuant to the plan of arrangement, and (ii) such U.S. Holder's adjusted tax basis in its NxtPhase stock surrendered pursuant to the plan of arrangement. Such gain will be calculated as if the gain were realized ratably over the holding period during which such U.S. Holder held such NxtPhase stock. Gain treated as realized in the year of the disposition and each year prior to the year during which NxtPhase first became a passive foreign investment company generally will be taxable as ordinary income in the year of the disposition. Gain treated as realized in each of the other years during which the U.S. Holder held such NxtPhase stock generally will be subject to U.S. federal income tax at the maximum ordinary income tax rates applicable in the year to which the gain was treated as realized, plus an interest-like charge. Such interest like charge will apply to the tax amount for the period from the year to which the gain is treated as realized through the due date of the U.S. Holder's federal income tax return for the year that includes the date of the disposition. A U.S. Holder's resulting adjusted tax basis in the Beacon common stock received as a result of the plan of arrangement will be equal to the fair market value of such stock received as of the effective date of the plan of arrangement and its holding period would begin the day after the effective date of the plan of arrangement. Under proposed U.S. Treasury Regulations, this result would not apply to a U.S. Holder who had made a timely election to treat NxtPhase as a "qualified electing fund" ("QEF") that has been in effect for all of the taxable years during such U.S. Holder's holding period that NxtPhase was a passive foreign investment company. U.S. Holders of NxtPhase stock that have not made such an election should consult their tax advisors about making such an election. Special rules apply if a U.S. Holder made a QEF election that was not effective as of the first year during which such U.S. Holder's ownership of NxtPhase stock constituted stock in a passive foreign investment company. U.S. Holders who made such QEF elections should consult their tax advisors regarding these special rules.

        In general, a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain realized under the passive foreign investment company rules unless: (i) such holder is an individual who is present in the U.S. for 183 or more days in the taxable year of the plan of arrangement and certain other conditions are met; (ii) such holder is subject to the provisions of the U.S. federal tax law applicable to certain U.S. expatriates; or (iii) the gain is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such stockholder. Any interest will not be subject to tax unless such interest is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such stockholder. Non-U.S. Holders meeting either (i), (ii) or (ii) above will generally be taxed in the same manner as U.S. Holders.

        If NxtPhase is a controlled foreign corporation for U.S. federal income tax purposes, as discussed above, the passive foreign investment company rules may not apply to U.S. Holders who hold, directly, indirectly or through attribution, 10% or more of the voting stock of NxtPhase and such U.S. Holders should consult with their tax advisors regarding these rules.

        The application of the passive foreign investment company rules is complex and often disadvantageous. NxtPhase stockholders are urged to consult their tax advisors regarding the consequences of holding and disposing of stock of a passive foreign investment company and making QEF elections.

        Reporting Requirements.    U.S. Holders are required under Treasury Regulation Section 1.368-3 to file a statement with their U.S. federal income tax returns setting forth their adjusted tax basis in the shares of NxtPhase stock exchanged in the plan of arrangement, the fair market value of the shares of Beacon common stock and the amount of any cash received in the plan of arrangement. U.S. Holders will be required to retain permanent records relating to these facts. In addition, U.S. Holders may be required to file a notice under Section 1.1291-6(g) of the proposed U.S. Treasury Regulations and an Internal Revenue Service Form 8621 if NxtPhase is or was a passive foreign investment company during such holder's holding period of NxtPhase stock. U.S. Holders are urged to consult their tax advisors with respect to these record keeping, filing, and any other tax reporting requirements. Non-U.S. Holders should consult their tax advisors regarding any reporting requirements that may apply to them.

        Dissenting Stockholders.    Stockholders of NxtPhase stock are permitted to dissent from the plan of arrangement in the manner set forth in the interim order of the Supreme Court of British Columbia in accordance with Section 190 of the Canada Business Corporations Act. A dissenting stockholder will be entitled, in the event the plan of arrangement becomes effective, to receive from NxtPhase the fair value of the stock held by such stockholder. Subject to the "passive foreign investment company" rules discussed above, a U.S. Holder who exercises rights of dissent in connection with the plan of arrangement will generally recognize gain or loss equal to the difference between the U.S. dollar value of any payment other than interest received from NxtPhase, according to the dissenting stockholder's method of accounting, and such dissenting stockholder's aggregated adjusted tax basis in the NxtPhase stock in respect of which such dissenting U.S. Holder dissented. Any interest will be taxed as ordinary income. If NxtPhase is a controlled foreign corporation for U.S. federal income tax purposes, as discussed below, special rules apply to U.S. Holders who hold, directly, indirectly or through attribution, 10% or more of the voting stock of NxtPhase and such U.S. Holders should consult with their tax advisors regarding these rules.

        In general, a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain unless: (i) such holder is an individual who is present in the U.S. for 183 or more days in the taxable year of the plan of arrangement and certain other conditions are met; (ii) such holder is subject to the provisions of the U.S. federal tax law applicable to certain U.S. expatriates; or (iii) the gain is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such stockholder. Any interest will not be subject to tax unless such interest is effectively connected with the conduct of a U.S. trade or business by the Non-U.S. Holder, and, if a tax treaty applies, is attributable to a U.S. permanent establishment of such stockholder. Non-U.S. Holders meeting either (i), (ii) or (ii) above will generally be taxed in the same manner as U.S. Holders.

        Backup Withholding.    Cash payments made to NxtPhase stockholders pursuant to the plan of arrangement may, under certain circumstances, be subject to backup withholding at a rate of 28%. There is no backup withholding for stockholders who provide EquiServe Trust Company, N.A., transfer agent for Beacon, with their correct U.S. federal taxpayer identification number and who certify that no loss of exemption from backup withholding has occurred on Internal Revenue Service Form W-9 or its substitute. Certain categories of NxtPhase stockholders (for example, corporations and some foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, such individual must generally provide EquiServe with a completed Internal Revenue Service Form W-8BEN or other applicable Internal Revenue Service form. Any amounts withheld from a NxtPhase stockholder under the backup withholding rules are not an additional tax. Rather, any such amounts will be allowed as a credit or refund against such stockholder's U.S. federal income tax liability provided that the stockholder furnishes to the Internal Revenue Service all required information.

United States Federal Income Tax Consequences to NxtPhase, Beacon and Beacon Stockholders

        None of NxtPhase, Beacon or those persons who are Beacon stockholders immediately prior to the plan of arrangement should recognize gain or loss as a result of the plan of arrangement for United States federal income tax purposes.

        This discussion is intended to provide only a summary of certain of the material U.S. federal income tax consequences of the plan of arrangement to the NxtPhase stockholders and is not tax advice. It does not purport to be a complete analysis or description of all potential U.S. federal income tax consequences of the plan of arrangement. It does not address certain categories of stockholders, and it does not address state, local or non-U.S. tax consequences. In addition, as noted above, this summary does not address tax consequences that may vary with, or be contingent upon, the individual circumstances of stockholders. The summary does not address the tax consequences of any transaction other than the plan of arrangement. Accordingly, NxtPhase stockholders should consult their individual tax advisor(s) to determine their particular U.S. federal, state, local or non-U.S. income or other tax consequences resulting from the plan of arrangement.

Material Canadian Federal Income Tax Consequences

  Residents of Canada

        The following is, as of the date of this joint proxy statement, a summary of the material income tax considerations under the Income Tax Act (Canada) (the "Tax Act") generally applicable to purchasers who convert shares of NxtPhase common stock and Class A preferred stock (the "NxtPhase Shares") into shares of Beacon common stock pursuant to the plan of arrangement who are resident or deemed to be resident in Canada for purposes of the Tax Act and any applicable income tax treaty or convention, hold their NxtPhase Shares or Beacon common stock acquired as a result of the plan of arrangement as capital property and deal at arm's length and are not affiliated with Beacon (a "Holder" for purposes of this summary).

        Generally, the NxtPhase Shares and the Beacon common stock will be considered to be capital property to a Holder provided that the Holder does not hold such securities in the course of carrying on a business of buying and selling securities and has not acquired them in one or more transactions considered to be an adventure in the nature of trade. Holders whose NxtPhase Shares do not otherwise qualify as capital property may in certain circumstances make an irrevocable election under subsection 39(4) of the Tax Act to have their NxtPhase Shares and every other "Canadian security" (as defined in the Tax Act) owned by such Holder in the taxation year of the election and in all subsequent taxation years deemed to be capital property.

        This summary is not applicable to a Holder (i) that is a "financial institution" (as defined in the Tax Act for purposes of the mark-to-market rules), (ii) an interest in which is a "tax shelter investment" (as defined in the Tax Act), (iii) with respect to whom Beacon is or will be a "foreign affiliate" within the meaning of the Tax Act, or (iv) with respect to whom Beacon common stock will constitute a "participating interest" in a "foreign investment entity" as defined in certain Tax Proposals (as defined in the paragraph below).

        This summary is based upon the facts set out in this joint proxy statement, the current provisions of the Tax Act and the regulations thereunder, and our understanding of the current published administrative policies and assessing practices of the Canada Revenue Agency (the "CRA"). This summary also takes into account all specific proposals to amend the Tax Act and the regulations thereunder that have been publicly announced by the Minister of Finance (Canada) prior to the date hereof ("Tax Proposals"), although no assurances can be given that the Tax Proposals will be enacted in the form announced or at all. This summary does not address all of the tax considerations that may be relevant to any particular Holder and does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or action, or changes in administrative policies or assessment practices of the CRA, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction which may differ significantly from those discussed in this summary.

        The following summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder. Accordingly, Holders should consult their own tax advisors about the specific tax consequences to them with respect to disposing of NxtPhase Shares or purchasing, holding or disposing of any Beacon common stock acquired pursuant to the plan of arrangement, having regard to their particular circumstances.

        For the purposes of the Tax Act, all amounts relating to the acquisition, holding and/or disposition of NxtPhase Shares and Beacon common stock, including adjusted cost bases, proceeds of disposition and dividends must be converted into Canadian dollars using the foreign exchange rates prevailing at the time such amount arises.

  Disposition of NxtPhase Shares

        A Holder who exchanges NxtPhase Shares for Beacon common stock pursuant to the plan of arrangement will be considered to have disposed of such NxtPhase Shares for proceeds of disposition equal to the sum of (i) the fair market value of the Beacon common stock acquired by such Holder on the exchange and (ii) any cash received by such Holder in respect of a fractional Beacon common stock. The Holder will realize a capital gain or capital loss equal to the amount by which the proceeds of disposition of such NxtPhase Shares, net of any reasonable costs of disposition, exceed or are less than the adjusted cost base to the Holder of such NxtPhase Shares. See "—Taxation of Capital Gains and Capital Losses" below. The cost to a Holder of Beacon common stock acquired on the exchange pursuant to the plan of arrangement will be equal to the fair market value thereof at the time of acquisition, and will be averaged with the adjusted cost base of any other Beacon common stock held by the Holder as capital property for the purposes of determining the Holder's adjusted cost base of such shares.

  Dividends on NxtPhase Shares

        Dividends received or deemed to be received, including on any purchase for cancellation, by a Holder on NxtPhase Shares will be included in computing the Holder's income for purposes of the Tax Act. The gross-up and dividend tax credit rules normally applicable to taxable dividends, or deemed dividends paid by taxable Canadian corporations will apply to such dividends or deemed dividends received by an individual. Such dividends received by a corporation will normally be deductible in computing its taxable income.

        A corporation which is a private corporation or a subject corporation for purposes of the Tax Act may be liable to pay a refundable tax of 33 1/3% on dividends received or deemed to be received on NxtPhase Shares to the extent that such dividends are deductible in computing the corporation's income. Holders to whom these rules may be relevant should consult their own tax advisors.

  Dividends on Beacon Common Stock

        Dividends received or deemed to be received, including on any redemption or purchase for cancellation, by a Holder on Beacon common stock will be included in computing the Holder's income for purposes of the Tax Act. Such dividends received by a Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Tax Act. A Holder that is a corporation will not be entitled to deduct the amount of such dividends in computing its taxable income. A Holder that is a Canadian-controlled private corporation will be liable to pay an additional refundable tax of 6?% on such dividends in certain circumstances. Subject to the detailed rules in the Tax Act, a Holder may be entitled to a foreign tax credit or deduction for any United States non-resident withholding tax paid on dividends received or deemed to be received on Beacon common stock.

  Disposition of Beacon Common Stock

        On a disposition or deemed disposition of Beacon common stock, a Holder generally will realize a capital gain or a capital loss equal to the amount by which the proceeds of disposition of the Beacon common stock, net of any reasonable costs of disposition, exceed or are less than the adjusted cost base of the Beacon common stock to the Holder immediately before the disposition. See "—Taxation of Capital Gains and Capital Losses" below.

  Taxation of Capital Gains and Capital Losses

        A Holder will be required to include one-half of the amount of any capital gain (a "taxable capital gain") in income, and will be required to deduct one-half of the amount of any capital loss (an "allowable capital loss") against taxable capital gains realized by the Holder in the year of disposition.

Allowable capital losses not deducted in the taxation year in which they are realized may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against taxable capital gains realized in such years, to the extent and under the circumstances specified in the Tax Act.

        A Holder that is a Canadian-controlled private corporation for purposes of the Tax Act may be liable to pay an additional refundable tax of 6 2/3% on certain investment income, including taxable capital gains.

        The amount of any capital loss realized on the disposition or deemed disposition of a NxtPhase Share by a Holder that is a corporation or a trust may be reduced by the amount of dividends received or deemed to have been received by it on a NxtPhase Share to the extent and in the circumstances prescribed by the Tax Act. Similar rules may apply where a Holder that is a corporation or a trust is a member of a partnership or a beneficiary of a trust that owns NxtPhase Shares. Holders to whom these rules may be relevant should consult their own tax advisors.

  Alternative Minimum Tax

        In general terms, a Holder that is an individual or a trust that realizes a capital gain on the disposition or deemed disposition of the NxtPhase Shares or Beacon common stock may realize an increase in the Holder's liability for alternative minimum tax.

  Qualified Investments

        Beacon common stock, if issued on the date of this joint proxy statement, would be qualified investments under the Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans (collectively, "Plans") and registered education savings plans on that date, provided Beacon common stock is listed on a prescribed stock exchange, which includes the NASDAQ SmallCap Market.

  Foreign Property

        Beacon common stock will constitute "foreign property" for the purposes of the tax imposed under Part XI of the Tax Act on Plans and other persons to whom Part XI of the Tax Act is applicable. However, on February 23, 2005, the Minister of Finance (Canada) released the 2005 Federal Budget which included a proposal that would eliminate the foreign property rules effective as of January 1, 2005. On May 21, 2005, the Minister of Finance (Canada) released a Notice of Ways and Means Motion to implement certain provisions of the February 23, 2005 Federal Budget, including the elimination of the foreign property rules.

  Foreign Property Information Reporting

        A Holder of Beacon common stock who is a "specified Canadian entity" for a taxation year or a fiscal period and whose total cost amount of "specified foreign property", including such Beacon common stock, at any time in the year or fiscal period exceeds C$100,000 will be required to file an information return for the year or period disclosing prescribed information. Subject to certain exceptions, a taxpayer resident in Canada in the year will generally be a specified Canadian entity. Holders should consult their tax advisors as to whether they must comply with these rules.

  Economic Statement of October 18, 2000

        In the Economic Statement released on October 18, 2000 (the "Economic Statement"), the Minister of Finance (Canada) announced a proposal to formulate and introduce a rule to permit shares of a Canadian corporation held by a Canadian resident to be exchanged for shares of a foreign corporation on a tax-deferred basis. This statement included no details of the circumstances in which such tax-deferred share-for-share exchanges could occur but rather indicated that these rules would be developed in consultation with the private sector. The Economic Statement indicated that any such rules would not be effective before the public release of draft legislation including such rules. The Canadian Federal Budget of February 18, 2003, reiterated the statements made in the Economic Statement and indicated that draft legislative proposals would be released in the near future for public review and comment. The recent Canadian Federal Budget of March 23, 2004 (the "2004 Budget") indicated that it was intended that detailed proposals would be released for public comment within months after the release of the 2004 Budget. The Canadian Federal Budget of February 23, 2005 indicated that a discussion draft of proposed amendments to implement this initiative will be released in the near future.

        It is not known whether the draft legislation containing the proposed amendments described above will be released in time to affect a conversion of NxtPhase Shares into Beacon common stock pursuant to the plan of arrangement, and it is therefore possible that such conversion of NxtPhase Shares may be achieved on a tax-deferred basis. In any case, until such rules are developed and released, it is not possible to state whether those rules would apply to a Holder who converts NxtPhase Shares for Beacon common stock pursuant to the plan of arrangement. Holders should consult their own tax advisors once the draft legislation is released, if at all, to determine how the draft legislation might apply to the Holder's particular circumstances.

  Consequences of Dissenting to the Plan of Arrangement

        A Holder who dissents from the plan of arrangement will be deemed to be paid a dividend to the extent that the payment for such Holder's NxtPhase Shares exceeds the "paid-up capital" of such NxtPhase Shares for the purposes of the Tax Act. Additionally, such Holder will realize a capital gain or capital loss equal to the amount by which the proceeds of disposition of such NxtPhase Shares, less the amount of any dividend deemed to be paid to such Holder and any reasonable costs of disposition, exceed or are less than the adjusted cost base to the Holder of the NxtPhase Shares. The tax consequences of any dividend deemed to be paid to a Holder in such circumstances will be as described above under the section entitled "Dividends on NxtPhase Shares." The tax consequences of any capital gain or capital loss realized by a Holder in such circumstances will be as described above under the section entitled "—Taxation of Capital Gains and Capital Losses." In some circumstances, the amount of any such deemed dividend paid to a Holder that is a corporation may be treated as proceeds of disposition and not as a dividend.

  Non-Residents of Canada

        The following is, as of the date of this joint proxy statement, a summary of the principal Canadian federal income tax considerations generally applicable under the Tax Act to a Holder of NxtPhase Shares who, for the purposes of the Tax Act and any applicable income tax treaty or convention, is neither resident nor deemed to be resident in Canada and who does not (and will not) use or hold, and is not (and will not be) deemed by the Tax Act to use or hold, the NxtPhase Shares in connection with carrying on a business in Canada (a "Non-Resident").

        This summary is based upon the facts set out in this joint proxy statement, the current provisions of the Tax Act, the regulations thereunder and counsel's understanding of the current published administrative policies and assessing practices of the CRA. This summary also takes into account all specific Tax Proposals announced prior to the date hereof, although no assurances can be given that such Tax Proposals will be enacted in the form announced or at all. This summary does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or action, or changes in administrative policies or assessment practices of the CRA, nor does it take into account any tax legislation or considerations of any province, territory or foreign jurisdiction, which may differ from those discussed in this summary.

        The following summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Non-Resident. Accordingly, Non-Residents should consult their own tax advisors as to the tax consequences of disposing of any NxtPhase shares pursuant to the plan of arrangement, having regard to their particular circumstances.

        For the purposes of the Tax Act, all amounts relating to the acquisition, holding and/or disposition of NxtPhase Shares, including adjusted cost bases, proceeds of disposition and dividends must be converted into Canadian dollars using the foreign exchange rates prevailing at the time such amount arises.

        It is the present published policy of the CRA that most entities, including most limited liability companies, that are treated as being fiscally transparent for foreign federal income tax purposes will not qualify as residents of the foreign jurisdiction under the provisions of any applicable tax treaty or convention between the foreign jurisdiction and Canada and are therefore not entitled to any benefits under any such tax treaty or convention. Non-Residents are urged to consult with their tax advisors to determine their entitlement to benefits under any applicable tax treaty or convention based on their particular circumstances.

  Disposition of NxtPhase Shares

        NxtPhase Shares constitute "taxable Canadian Property" for the purposes of the Tax Act and therefore a Non-Resident will be subject to income tax under the Tax Act on any capital gain realized on the disposition or deemed disposition of the NxtPhase Shares unless the Non-Resident is entitled to relief under an applicable income tax treaty or convention. Any capital loss realized by a Non-Resident on a disposition or deemed disposition of NxtPhase Shares may be deductible against any capital gains realized by the Non-Resident in respect of other "taxable Canadian properties", to the extent and under the circumstances specified in the Tax Act, provided any capital gain on such NxtPhase Shares would not have been exempt from tax pursuant to the terms of an applicable tax treaty or convention.

        A Non-Resident who exchanges NxtPhase Shares for Beacon common stock pursuant to the plan of arrangement will be considered to have disposed of such NxtPhase Shares for proceeds of disposition equal to the sum of (i) the fair market value of the Beacon common stock acquired by such Non-Resident on the exchange and (ii) any cash received by such Non-Resident in respect of a fractional share of Beacon common stock. The Non-Resident will realize a capital gain or capital loss equal to the amount by which the proceeds of disposition of such NxtPhase Shares, net of any reasonable costs of disposition, exceed or are less than the adjusted cost base to the Non-Resident of such NxtPhase Shares.

        A Non-Resident will be required to give notice to the CRA in respect of the disposition of NxtPhase Shares pursuant to the plan of arrangement and will additionally be required to file a Canadian income tax return for the taxation year in which the disposition occurs even if any capital gain arising from the disposition of such NxtPhase Shares is exempt from tax because of an applicable tax treaty or convention. Furthermore, if a tax clearance certificate in prescribed form is not obtained by a Non-Resident from the CRA and provided to Beacon within the time limits prescribed by the Tax Act, Beacon will be required to withhold an amount equal to 25% of the proceeds of disposition payable to a Non-Resident for its NxtPhase Shares and remit such amount to the Receiver General for Canada. In this regard, Beacon will withhold shares and sell the required number of Beacon common stock necessary to pay and remit such amount and pay any costs associated therewith. Non-Residents are urged their own tax advisors in respect of a disposition of the NxtPhase Shares pursuant to the plan of arrangement.

  Consequences of Dissenting to the Plan of Arrangement

        A Non-Resident who dissents from the plan of arrangement will be deemed to be paid a dividend to the extent that the payment for such Non-Resident's NxtPhase Shares exceeds the "paid-up capital" of such NxtPhase Shares for the purposes of the Tax Act. Any such dividend deemed to be paid to a Non-Resident will be subject to Canadian non-resident withholding tax at the rate of 25% of the gross amount of such deemed dividend. This withholding tax may be reduced pursuant to the terms of an applicable income tax treaty or convention between Canada and the country of residence of the Non-Resident.

        In addition to the deemed dividend described above, a Non-Resident will realize a capital gain or capital loss equal to the amount by which the proceeds of disposition of such NxtPhase Shares, less the amount of any dividend deemed to be paid to such Non-Resident and any reasonable costs of disposition, exceed or are less than the adjusted cost base to the Non-Resident of the NxtPhase Shares. The tax consequences of such a transfer of NxtPhase Shares and any capital gain or capital loss realized by a Non-Resident in such circumstances will be as described above under the section entitled "—Non-residents of Canada—Disposition of NxtPhase Shares."

Court Approval and Completion of the Arrangement

        An arrangement under the Canada Business Corporations Act ("CBCA") requires court approval. Prior to the mailing of this joint proxy statement, NxtPhase obtained the interim order providing for the calling and holding of the special meeting of NxtPhase securityholders and other procedural matters. A copy of the interim order is attached hereto in Annex C.

        Subject to the approval of the arrangement by the NxtPhase securityholders at the NxtPhase special meeting, the hearing in respect of the final order is scheduled to take place on                         , 2005 at                        (Eastern Time) in the court at                        , Vancouver, British Columbia. Any NxtPhase shareholder who wishes to present evidence or argument at that hearing must file and deliver an appearance, and all materials on which it relies, in accordance with the rules of the court and the provisions of the interim order. The court will consider, among other things, the fairness and reasonableness of the arrangement. The court may approve the arrangement in any manner the court may direct, subject to compliance with such terms and conditions, if any, as the court deems fit.

        Assuming the final order is granted and the other conditions to closing contained in the arrangement agreement are satisfied or waived, it is anticipated that the following will occur: the steps set forth in the plan of arrangement will be completed; articles of arrangement for NxtPhase will be filed with the Director under the CBCA to give effect to the arrangement; and the various other documents necessary to consummate the transactions contemplated under the merger agreement will be executed and delivered.

        Subject to the foregoing, it is expected that the effective time of the transaction will occur as soon as practicable after the final order has been obtained.

Accounting Treatment

        In accordance with U.S. generally accepted accounting principles ("GAAP"), Beacon will account for the plan of arrangement using the purchase method of accounting. Under this method of accounting, Beacon will record the fair value, based on an independent business valuation of NxtPhase, as the estimated purchase price of acquiring NxtPhase. Beacon obtained this valuation to determine the fair value of the net assets acquired. Fair value is the amount at which each asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced liquidation or sale. The valuation is the basis for the estimates of fair value reflected in the unaudited pro forma condensed combined financial data. In addition, as explained in greater detail in the notes to the selected unaudited pro forma combined condensed financial statements, the allocation of the purchase price reflected in this information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded upon the effective time of the plan of arrangement.

        Beacon will account for the plan of arrangement using the purchase method of accounting for business combinations. Under the purchase method of accounting, Beacon is deemed to be the acquirer for accounting purposes based on a number of factors determined in accordance with GAAP. The purchase method of accounting requires that NxtPhase assets acquired and liabilities assumed by Beacon be recorded at their estimated fair values. The difference between the estimated fair market value of NxtPhase and the adjusted book value of the assets (including separately identifiable intangible assets, such as customer relationships) and liabilities will be recorded as goodwill.

        Amortizable intangible assets will generally be amortized over useful lives not exceeding four years. Goodwill, if any, resulting from the business combination will not be amortized but instead will be subject to a fair-value impairment test, at least annually or more frequently if certain indicators are present, pursuant to Statements of Financial Accounting Standards No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets." In the event that the management of Beacon determines that the value of goodwill has become impaired, Beacon will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

        The amount of goodwill recorded will be finalized once Beacon has made a final valuation of the fair value of the NxtPhase assets acquired on the date the arrangement agreement becomes effective including third party valuations of intangible assets and has obtained additional information with respect to any restructuring plans. However, for purposes of disclosing pro forma information in this joint proxy statement, the combined company has made a preliminary determination of the purchase price allocation, based upon current estimates and assumptions, which is subject to revision upon consummation of the plan of arrangement.

        Reported financial condition and results of operations of the combined company will reflect NxtPhase's balances and results after consummation of the plan of arrangement, but will not be restated retroactively to reflect the historical financial position or results of operations of NxtPhase.

Resale of Beacon Common Stock to be Issued in the Plan of Arrangement

        The Beacon common stock to be issued in exchange for the outstanding NxtPhase shares will not be registered under the Securities Act of 1933, as amended, because it is being issued after a hearing on the fairness of the terms and conditions of the exchange held by a court in British Columbia, Canada, at which all the shareholders of NxtPhase have a right to appear. The Beacon common stock will therefore be exempt under Section 3(a)(10) of the Securities Act. Rule 145(d) provides a safe harbor for resales of securities received by certain persons in transactions such as the arrangement. Rule 145(d)(1) generally provides that such "affiliates" of NxtPhase may sell securities of Beacon received in the arrangement if such sale is effected pursuant to the volume, current public information and manner of sale limitations of Rule 144 promulgated under the Securities Act. These limitations generally require that there be available adequate current public information with respect to Beacon, that any sales made by such an affiliate in any 3 month period shall not exceed the greater of 1% of the outstanding shares of the securities being sold or the average weekly trading volume over the four calendar weeks preceding the placement of the sell order and that such sales be made in unsolicited "brokers transactions," or in transactions directly with a "market maker" (as such term is defined under the Exchange Act). Rule 145(d)(2) generally provides that non-affiliates of Beacon may sell securities of Beacon received in the arrangement after a period of 1 year has elapsed since the transaction, provided that certain public information continues to be available with respect to Beacon. Rule 145(d)(3) generally provides that non-affiliates of Beacon may sell securities of Beacon received in the arrangement after a period of two years has elapsed since the transaction, provided that such persons have not been affiliates of Beacon during the three months preceding the resale. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that control, are controlled by, or are under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer.

        Shares of Beacon common stock issued to persons who are residents of British Columbia, Alberta or Ontario are subject to indefinite hold periods unless the following requirements, set forth under Section 2.14 of Multilateral Instrument 45-102 "Resale of Securities," as adopted by the Securities Commissions in those provinces are met:

  •
  Beacon:

  •
  was not a reporting issuer in any jurisdiction of Canada at the distribution date of the Beacon common stock in connection with the plan of arrangement, or

  •
  is not a reporting issuer in any jurisdiction of Canada at the date of the trade by the stockholder;

  •
  at the distribution date, after giving effect to the issue of shares of Beacon common stock in connection with the plan of arrangement, residents of Canada:

  •
  did not own directly or indirectly more than 10% of the outstanding shares of Beacon common stock, and

  •
  did not represent in number more than 10% of the total number of owners directly or indirectly of Beacon common stock; and

  •
  the trade by the stockholder is made:

  •
  through an exchange, or a market, outside of Canada, or

  •
  to a person or company outside of Canada.

        Notwithstanding the indefinite holding period prescribed under Multilateral Instrument 45-102, residents of British Columbia may effect a trade in shares of Beacon common stock under British Columbia Instrument 72-502 "Trades in Securities of U.S. Registered Issuers" if the following requirements are met:

  •
  The securities of Beacon are registered under section 12 of the U.S. Securities Exchange Act of 1934, as amended, or Beacon is required to file reports under section 15(d) of that Act;

  •
  The stockholder's residential address or registered office is in British Columbia;

  •
  A four-month period has passed since the date Beacon issued the securities to the stockholder;

  •
  If the stockholder is a control person of Beacon, then the stockholder has held the securities for at least six months;

  •
  The number of securities the stockholder proposes to sell, plus the number of securities of Beacon of the same class that the stockholder has sold in the preceding 12-month period, does not exceed 5% of Beacon's outstanding securities of the same class;

  •
  The stockholder sells the securities through a registered investment dealer;

  •
  The registered investment dealer executes the trade through an exchange, or market, outside Canada;

  •
  There has been no unusual effort made to prepare the market or create a demand for the securities;

  •
  The stockholder has not paid any extraordinary commission or other consideration for the trade; and

  •
  If the stockholder is an insider of Beacon, the stockholder reasonably believes that Beacon is not in default of the securities legislation (including U.S. federal and state securities legislation) that governs Beacon.

NASDAQ Notification with respect to Beacon Common Stock to be Issued in the Plan of Arrangement

        The arrangement agreement requires that Beacon use its reasonable best efforts to file with NASDAQ applicable notification forms with respect to the Beacon common stock issuable in connection with the plan of arrangement.

Dissenters' Appraisal Rights

        Section 190 of the Canada Business Corporations Act (the "CBCA") provides stockholders with the right to dissent from certain resolutions of a corporation which effect extraordinary corporate transactions or fundamental corporate changes, but does not expressly include resolutions approving an arrangement. However, the interim order issued by the Supreme Court of British Columbia, which is attached hereto as Annex C, expressly provides registered NxtPhase stockholders with the right to dissent from the NxtPhase arrangement resolution in accordance with the provisions of Section 190 of the CBCA and the plan of arrangement. Any NxtPhase stockholder who dissents from the NxtPhase arrangement resolution in compliance with the interim order and Section 190 of the CBCA and the plan of arrangement will be entitled, in the event the arrangement becomes effective, to be paid by NxtPhase the fair value of the NxtPhase shares held by such dissenting stockholder determined as of the close of business on the day before the NxtPhase arrangement resolution is adopted.

        Stockholders of NxtPhase who owned approximately 98% of the outstanding NxtPhase common stock and 100% of the outstanding NxtPhase Class A preferred stock as of the NxtPhase record date are parties to an Investor Rights Agreement pursuant to which they have agreed not to exercise their dissent rights.

        A NxtPhase stockholder who wishes to dissent from the arrangement resolution must provide written notice of objection to the arrangement resolution ("Notice of Dissent") to NxtPhase by depositing a Notice of Dissent with the Secretary of NxtPhase at 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7 to arrive at or before the NxtPhase special meeting.

        The filing of a Notice of Dissent does not deprive a NxtPhase stockholder of the right to vote at the NxtPhase special meeting; however, the CBCA provides, in effect, that a stockholder who has submitted a Notice of Dissent and who votes in favor of the arrangement resolution will no longer be considered a dissenting stockholder with respect to that class of shares voted in favor of the arrangement resolution. The CBCA does not provide, and NxtPhase will not assume, that a vote against the arrangement resolution or an abstention constitutes a Notice of Dissent but a NxtPhase stockholder need not vote his or her shares against the arrangement resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favor of the arrangement resolution does not constitute a Notice of Dissent; however, any proxy granted by a NxtPhase stockholder who intends to dissent, other than a proxy that instructs the proxy holder to vote against the arrangement resolution, should be validly revoked in order to prevent the proxy holder from voting such shares in favour of the arrangement resolution and thereby causing the stockholder to forfeit his or her right to dissent. See "The NxtPhase Special Meeting—Revocability of Proxies."

        NxtPhase is required, within 10 days after the NxtPhase stockholders adopt the arrangement resolution, to notify each dissenting stockholder that the arrangement resolution has been adopted.

Such notice is not required to be sent to any stockholder who voted in favor of the arrangement resolution or who has withdrawn his or her Notice of Dissent.

        A dissenting stockholder who has not withdrawn his or her Notice of Dissent must then, within 20 days after receipt of notice that the arrangement resolution has been adopted or, if the dissenting stockholder does not receive such notice, within 20 days after he or she learns that the arrangement resolution has been adopted, send to NxtPhase a demand for payment, containing his or her name and address, the number of shares in respect of which he or she dissents, and a demand for payment of the fair value of such shares.

        Within 30 days after sending a demand for payment, the dissenting stockholder must send to NxtPhase the certificates representing the shares in respect of which he or she dissents. A dissenting stockholder who fails to send certificates representing the NxtPhase shares in respect of which he or she dissents forfeits his or her right to dissent. NxtPhase will endorse on any share certificate received from a dissenting stockholder a notice that the holder is a dissenting stockholder and will forthwith return the share certificates to the dissenting stockholder.

        After sending a demand for payment, a dissenting stockholder ceases to have any rights as a holder of the shares in respect of which the stockholder has dissented other than the right to be paid the fair value of such shares as determined under Section 190 of the CBCA, unless: (i) the dissenting stockholder withdraws the demand for payment before NxtPhase makes an offer to pay or (ii) NxtPhase fails to make a timely offer to pay to the dissenting stockholder and the dissenting stockholder withdraws his or her demand for payment, in all of which cases the dissenting stockholder's rights as a stockholder are reinstated and such shares shall be subject to the arrangement if it has been completed.

        In addition, pursuant to the plan of arrangement, NxtPhase registered stockholders who duly exercise such right of dissent and who:

  •
  are ultimately determined to be entitled to be paid fair value for their NxtPhase shares shall be deemed to have transferred their NxtPhase shares to NxtPhase immediately prior to the implementation time of the arrangement and, to the extent the fair value for their NxtPhase shares is paid by NxtPhase, such NxtPhase shares shall be cancelled as of the effective time of the arrangement, or

  •
  are ultimately not entitled, for any reason, to be paid fair value for their NxtPhase shares, shall be deemed to have participated in the arrangement on the same basis as any non-dissenting holder of NxtPhase shares and shall receive Beacon common stock in accordance with the plan of arrangement.

        NxtPhase is required, not later than seven days after the later of the effective date of the plan of arrangement and the date on which NxtPhase receives a demand for payment from a dissenting stockholder, to send such dissenting stockholder an offer to pay for his or her shares in an amount considered by the NxtPhase board of directors to be the fair value of the stockholder's NxtPhase shares, accompanied by a statement showing the manner in which such fair value was determined. Every offer to pay must be on the same terms. NxtPhase must pay for the shares of a dissenting stockholder within 10 days after an offer to pay has been accepted by such dissenting stockholder, but any such offer lapses if NxtPhase does not receive an acceptance thereof within 30 days after the offer to pay has been made.

        If NxtPhase fails to make an offer to pay for a dissenting stockholder's shares, or if a dissenting stockholder fails to accept an offer to pay which has been made, NxtPhase may, within 50 days after the effective date of the plan of arrangement or within such further period as a court may allow, apply to the court to fix a fair value for the shares of dissenting stockholders. If NxtPhase fails to apply to the court, a dissenting stockholder may apply to the court for the same purpose within a further period of 20 days or within such further period as the court may allow. A dissenting stockholder is not required to give security for costs in such an application.

        Upon an application to the court, all dissenting stockholders whose shares have not been purchased by NxtPhase will be joined as parties and bound by the decision of the court, and NxtPhase will be required to notify each affected dissenting stockholder of the date, place and consequences of the application and of his or her right to appear and be heard in person or by counsel. Upon any such application to the court, the court may determine whether any person is a dissenting stockholder who should be joined as a party, and the court will then fix a fair value for the shares of all dissenting stockholders. The final order of the court will be rendered against NxtPhase in favor of each dissenting stockholder and for the amount of the fair value of his or its shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each dissenting stockholder from the effective date of the plan of arrangement until the date of payment.

        The foregoing is only a summary of the dissenting stockholder provisions of the CBCA, which are technical and complex. A complete copy of Section 190 of the CBCA is attached hereto as Annex D. It is recommended that any NxtPhase stockholder wishing to avail himself or itself of his or its dissent rights under those provisions seek legal advice as failure to comply strictly with the provisions of the CBCA may prejudice the right of dissent.

        For a general summary of certain income tax implications to a dissenting stockholder, see "—Material United States and Canadian Federal Income Tax Consequences of the Plan of Arrangement."

        The arrangement agreement provides that it is a condition to the obligation of Beacon to complete the arrangement that dissenters' rights have not been exercised by any NxtPhase Class A preferred stockholder.

        The Beacon stockholders are not entitled to any dissent right in connection with the plan of arrangement or any other proposals to be considered by the Beacon stockholders at the Beacon special meeting.

Regulatory Approval

        The issuance of Beacon common stock to shareholders will not be registered under the Securities Act. Such shares will instead be issued in reliance upon the exemption provided by Section 3(a)(10) of the Securities Act. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the registration requirement under the Securities Act where the terms and conditions of the issuance and exchange of such securities have been approved by a court, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear. The court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the arrangement, including the proposed issuance of securities in exchange for other outstanding securities. The court entered the interim order on                        , 2005 and, subject to the approval of the arrangement by the NxtPhase shareholders, a hearing on the fairness of the arrangement will be held on                        , 2005 by the court. See "—Court Approval and Completion of the Arrangement" beginning on page            .

        The ability of any NxtPhase shareholder whose jurisdiction of residence, incorporation or formation is in Quebec, Canada to participate in the plan of arrangement is subject to regulatory approval in Quebec. An application seeking exemption from the Quebec Act will be submitted to the Autorité des marches financiers. In the event the Autorité des marches financiers does not approve the exemption application, NxtPhase will pay, in cash, the fair value for any NxtPhase shares held by a Quebec resident or entity.

THE PLAN OF ARRANGEMENT

Terms of the Plan of Arrangement and Arrangement Agreement

        Under the terms of the arrangement agreement, as amended, and applicable law, Beacon will acquire NxtPhase through a plan of arrangement where NxtPhase will become an indirect Canadian subsidiary of Beacon, held as a subsidiary by Beacon Acquisition Co., a Nova Scotia unlimited liability company, whose shares are owned by Beacon. The plan of arrangement provides that all outstanding shares of NxtPhase, other than shares held by Beacon or Perseus 2000 Expansion, L.L.C., will be exchanged for the right to receive shares of Beacon common stock (and related preferred share purchase rights).

        In connection with the plan of arrangement, the holders of NxtPhase stock will be entitled to dissenters' rights as imposed by the Supreme Court of British Columbia in accordance with the Canada Business Corporations Act. NxtPhase shareholders holding an aggregate of 98% of the common stock and 100% of the Class A preferred stock have agreed not to exercise their dissenters' rights.

        If the plan of arrangement is not consummated by December 31, 2005, the arrangement agreement automatically terminates and the parties will no longer have any obligations under the agreement. The arrangement agreement originally required Beacon to file a registration statement with the Securities and Exchange Commission registering the shares of Beacon common stock to be issued to NxtPhase stockholders in the plan of arrangement. Beacon was unable to file a registration statement because its prior independent audit firm, Deloitte & Touche LLP, refused to consent to the inclusion of that firm's audit report on Beacon's audited financial statements for 2002 and 2003 in the registration statement. Because of the delay caused by this refusal, Beacon engaged its current auditors, Miller Wachman LLP, to reaudit its financial statements for 2002 and 2003. Even with this reaudit, however, Beacon was unsure whether it would be able to complete the acquisition of NxtPhase by December 31, 2005 as required by the arrangement agreement.

        As a result of these circumstances, Beacon and NxtPhase agreed to amend the arrangement agreement to remove the requirement that the Beacon shares to be issued in the plan of arrangement be registered under the Securities Act of 1933. Instead, Beacon will rely on Section 3(a)(10) of the Securities Act so that the shares are exempt from registration. Beacon, Beacon Acquisition Co. and NxtPhase entered into the first amendment to the arrangement agreement on September 27, 2005.

        The following summary describes the material terms and conditions of the arrangement agreement, as amended, but is not intended to be an exhaustive discussion of the arrangement agreement. The rights and obligations of the parties are governed by the express terms and conditions of the arrangement agreement, and not this summary or any other information contained in this joint proxy statement. This summary is qualified in its entirety by reference to the arrangement agreement and its first amendment, and you are urged to read the entire arrangement agreement and the first amendment to the arrangement agreement as well as this joint proxy statement before making any decisions regarding the plan of arrangement. A copy of the arrangement agreement and its first amendment is attached as Annex A to this joint proxy statement and is incorporated by this reference.

  Consideration to be Received by NxtPhase Stockholders; Exchange Ratio

        If the plan of arrangement becomes effective, each share of NxtPhase Class A preferred stock and NxtPhase common stock issued and outstanding immediately prior to the effective date of the plan of arrangement (other than NxtPhase shares held by Beacon) will be exchanged for the right to receive shares of Beacon common stock (and related preferred stock purchase rights), based on a formula, with cash to be paid in lieu of any fractional shares. Shares of Class A preferred stock issued to Perseus 2000 Expansion, L.L.C. in connection with the commitment by Perseus to purchase up to $1,500,000 of Class A preferred stock in the period prior to completion of the plan of arrangement will be exchanged for shares of Beacon common stock having a value based on the 20-day volume weighted average price of Beacon common stock as of April 22, 2005, equal to the purchase price of the shares plus accrued dividends at a rate of 8% per annum. All other NxtPhase shares (other than NxtPhase shares held by Beacon) will be exchanged for shares of Beacon common stock based on the exchange ratio.

        The formula by which the exchange ratio will be determined is as follows:

Exchange Ratio	=	Aggregate Beacon Shares Aggregate NxtPhase Shares
Aggregate Beacon Shares	=	Aggregate Consideration Beacon Share Price
Aggregate Consideration	=	$14,235,000:

(i) plus the aggregate issue price of any NxtPhase shares, if any, issued by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, including, for greater certainty, the amount received by NxtPhase for any NxtPhase shares issued pursuant to the Perseus financing commitment and to El Dorado Investment Company in accordance with the Securities Purchase Agreement among NxtPhase and its Class A preferred shareholders, and
(ii) minus the aggregate amount of non-working capital indebtedness, if any, incurred by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, and
(iii) minus the amount of the consideration provided to NxtPhase for shares issued in connection with the Perseus financing commitment.
Beacon Share Price	=	$0.9186 (20-day volume weighted average price of Beacon common stock as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed)
Aggregate NxtPhase Shares	=
2,548,718 plus an additional 66,667 NxtPhase shares issued to El Dorado Investment Company pursuant to the Securities Purchase Agreement among NxtPhase and its Class A preferred shareholders plus the aggregate number of any other NxtPhase shares, if any, issued by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, other than shares issued pursuant to the Perseus financing commitment.

        On each of June 13, 2005 and July 21, 2005, respectively, NxtPhase issued 111,111 shares of Class A preferred stock to Beacon in connection with the Perseus financing commitment. These shares will not be exchanged pursuant to the plan of arrangement. On August 29, 2005, NxtPhase issued an additional 111,111 shares of Class A preferred stock to Perseus 2000 Expansion, L.L.C. in connection with the Perseus financing commitment. Pursuant to the terms of the plan of arrangement, these shares will be exchanged for approximately 560,000 shares of Beacon common stock.

        On September 13, 2005, NxtPhase issued 66,667 shares of its Class A preferred stock to El Dorado Investment Company for an aggregate purchase price of $300,000 in accordance with the Securities Purchase Agreement among NxtPhase and its Class A preferred stockholders.

        Assuming NxtPhase:

  •
  does not issue any additional shares of its Class A preferred stock or common stock before closing of the plan of arrangement and

  •
  does not incur any non-working capital indebtedness

between the date of signing of the arrangement agreement and the closing of the plan of arrangement, the exchange ratio would be calculated as follows:

        Aggregate NxtPhase Shares = 2,615,385

        Beacon Share Price = $0.9186

        Aggregate Consideration = $14,535,000

Aggregate Beacon Shares	=	$14,535,000 $0.9186	=	15,822,991

Exchange Ratio	=	15,822,991 2,615,385	=	6.05

        As an example, a holder of 10 shares of NxtPhase Class A preferred stock and 10 shares of NxtPhase common stock would receive the following number of shares of Beacon common stock using the above exchange ratio of 6.05:

        20 shares of NxtPhase stock X 6.05 = 121 shares of Beacon common stock.

        As of                        , 2005, NxtPhase had not taken any of the actions described above.

        Based on the number of shares of NxtPhase Class A preferred stock and common stock, and Beacon common stock, outstanding as of            , 2005, approximately             shares of Beacon common stock will be issuable pursuant to the arrangement agreement, representing approximately            % of the Beacon common stock outstanding on a fully diluted basis immediately after the plan of arrangement.

        In addition, Beacon has agreed to issue an aggregate of approximately 2,694,000 restricted stock units to NxtPhase senior management and employees in accordance with the arrangement agreement. Andrea Johnston, NxtPhase's Chief Executive Officer, will receive restricted stock units that will vest in equal amounts on a quarterly basis over two years. Restricted stock units will be made available to the NxtPhase management, other than Ms. Johnston, pursuant to a vesting schedule, pursuant to which 20% of the restricted stock vested immediately upon Beacon's exercise of the option to acquire NxtPhase, which occurred on April 22, 2005, with the remaining restricted stock units vesting quarterly over two years. 40% of the restricted stock units issued to all other NxtPhase employees vested immediately upon Beacon's exercise of the option to acquire NxtPhase, with the remaining restricted stock units vesting quarterly over one year.

        No adjustment in the exchange ratio will be made for changes in the relative market price of Beacon or value of NxtPhase stock. Rather, the exchange ratio is based on a $0.9186 price per share of Beacon common stock (the 20-day volume weighted average price of Beacon common stock as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed, or April 22, 2005). However, the exchange ratio that NxtPhase stockholders will receive in the plan of arrangement will be appropriately adjusted for any stock splits, combinations and other similar events that occur between the date of the arrangement agreement and the effective date of the plan of arrangement.

        Because the market price of Beacon common stock will fluctuate prior to and following the effective date of the plan of arrangement, the value of the shares of Beacon common stock issued to NxtPhase's stockholders on the effective date of the plan of arrangement may be more or less than the value of the shares of Beacon common stock immediately prior to the effective date. No assurance can be given as to what the market price of Beacon common stock will be if and when the plan of arrangement is consummated, and NxtPhase stockholders are advised to obtain current market quotations for Beacon common stock. As of                        , 2005, the closing bid price of Beacon common stock as reported on the NASDAQ SmallCap Market was $            per share.

  Fractional Shares

        Each holder of shares of NxtPhase Class A preferred stock or common stock who would otherwise have been entitled to receive a fraction of a share of Beacon common stock, after taking into account all shares of NxtPhase stock owned by such holder, will receive cash in lieu of any such fractional shares.

  NASDAQ Notification with respect to Beacon Common Stock to be Issued in the Plan of Arrangement

        Beacon common stock currently is listed on the NASDAQ SmallCap Market under the symbol "BCON." The arrangement agreement requires that Beacon use its reasonable best efforts to file with NASDAQ applicable notification forms with respect to the Beacon common stock issuable in connection with the plan of arrangement.

  Interim Order and Final Order

        A plan of arrangement in Canada requires court approval pursuant to Section 192 of the Canadian Business Corporations Act. NxtPhase has obtained an interim order, which is attached to this joint proxy statement as Annex C, providing for the calling and holding of a meeting of the NxtPhase stockholders to consider the plan of arrangement. NxtPhase is obligated to apply to the Supreme Court of British Columbia for a final order approving the plan of arrangement as soon as practical after receipt of stockholder approval for the plan of arrangement at the NxtPhase special meeting. NxtPhase is then required to file articles of arrangement and other related documents under the Canadian Business Corporations Act to implement the arrangement.

  Representations and Warranties

        The arrangement agreement contains representations and warranties by Beacon and NxtPhase regarding various legal and business matters. The representations and warranties will not survive after the effective date of the plan of arrangement with respect to NxtPhase. Seven NxtPhase shareholders, collectively representing approximately 98% of the outstanding NxtPhase common stock and 100% of the outstanding NxtPhase Class A preferred stock, or approximately 91% of the combined outstanding NxtPhase common stock and Class A preferred stock (other than Beacon, which holds approximately 11% of the outstanding NxtPhase Class A preferred stock), have entered into agreements with Beacon and NxtPhase that contain representations and warranties regarding, among other things, the accuracy of certain statements relating to NxtPhase in the arrangement agreement and this joint proxy statement that survive for 24 months after the effective date of the plan of arrangement. In addition, these NxtPhase shareholders have agreed to indemnify Beacon for breaches of their respective representations and warranties, subject to limitations.

  Covenants; Conduct of Business Pending Consummation of the Plan of Arrangement

        Under the terms of the arrangement agreement, NxtPhase has agreed to generally conduct its business in accordance with its 2005 business plan until the plan of arrangement is consummated. In addition, NxtPhase may not, among other things, issue any shares to any person who is not a Class A preferred stockholder, or issue shares the aggregate value of which exceeds $1.5 million other than certain permitted issuances. Neither Beacon nor NxtPhase may take any action that would result in any of the conditions to the plan of arrangement not being satisfied. Additionally, Beacon and NxtPhase will provide each other access to each other's books and records, and furnish each other all information concerning their businesses, as requested by the other party.

  Conditions to Completing the Plan of Arrangement; Waiver

        The obligations of Beacon and NxtPhase to complete the plan of arrangement are subject to the satisfaction of each of the conditions described below:

  •
  approval of the plan of arrangement by the NxtPhase stockholders;

  •
  approval by the Beacon stockholders of (1) the plan of arrangement and the issuance of the shares of Beacon common stock in the plan of arrangement, and (2) the increase in authorized shares of Beacon common stock;

  •
  the effectiveness of this joint proxy statement;

  •
  receipt of the Interim Order and Final Order from the Supreme Court of British Columbia approving the plan of arrangement and fulfilling all requirements necessary for Beacon to rely on Section 3(a)(10) of the Securities Act of 1933, as amended;

  •
  receipt of all applicable U.S. state securities or "Blue Sky" authorizations;

  •
  receipt of all other consents, orders and approvals, including regulatory and judicial approvals and orders, necessary or desirable for the completion of the plan of arrangement;

  •
  the absence of any order or decree of any court or other administrative body issued to enjoin or otherwise prevent the plan of arrangement; and

  •
  other than the issuance of Beacon common stock to "affiliates" of NxtPhase, within the meaning of Rule 145 promulgated under the Securities Act of 1933, as amended, the issuance of shares of Beacon common stock is exempt from the registration requirements of the Securities Act of 1933, as amended, and the shares are freely tradable shares in the United States and exempt from registration requirements in each province of Canada in which NxtPhase shareholders are resident.

        Unless waived by Beacon, its obligation to consummate the plan of arrangement is subject to the satisfaction of the following additional conditions:

  •
  no NxtPhase Class A preferred stockholder shall have exercised its dissent rights under the Canadian Business Corporations Act;

  •
  certain representations and warranties of NxtPhase set forth in the arrangement agreement shall be true and correct as of the effective date of the plan of arrangement and each covenant to be performed by NxtPhase on or before the effective date shall have been performed, unless there is no material adverse effect as a consequence of any non-performance; and

  •
  NxtPhase and each of its subsidiaries shall have delivered to Beacon a properly executed statement satisfying the requirements of Treasury Regulation Sections 1.897-2(h) and 1.1445-2(c)(3) in a form reasonably acceptable to Beacon.

        Unless waived by NxtPhase, its obligation to consummate the plan of arrangement is subject to the satisfaction of the following additional conditions:

  •
  the arrangement agreement requires that Beacon use its reasonable best efforts to file with NASDAQ applicable notification forms with respect to the Beacon common stock issuable in connection with the plan of arrangement; and

  •
  the representations and warranties of Beacon set forth in the arrangement agreement shall be true and correct as of the effective date of the plan of arrangement and each covenant to be performed by Beacon on or before the effective date shall have been performed, unless there is no material adverse effect as a consequence of any non-performance.

Termination of Arrangement Agreement

        The arrangement agreement may be terminated, either before or after approval by the stockholders of Beacon and NxtPhase, in the following circumstances:

  •
  by mutual consent in writing of Beacon and NxtPhase;

  •
  by either party, if one or more of the conditions precedent are not satisfied or waived, on or before December 31, 2005;

  •
  automatically, if the final order of the Supreme Court of British Columbia is not obtained prior to 5:00 pm Vancouver time on December 31, 2005, unless the parties otherwise agree; or

  •
  at either party's option if:

  •
  a receiver, custodian, trustee or other similar official for Beacon or NxtPhase, or a substantial part of Beacon or NxtPhase's assets, is appointed, and such appointment is not discharged within 21 days of such appointment;

  •
  Beacon or NxtPhase commences a voluntary proceeding in bankruptcy, insolvency, or other similar law, or consents to the filing of an involuntary bankruptcy proceeding, or makes a general assignment for the benefit of creditors; or

  •
  a judgment, decree or order for relief in an involuntary proceeding is commenced against either Beacon or NxtPhase.

Expenses

        Whether or not the plan of arrangement is consummated, expenses incurred in connection with the arrangement agreement and the plan of arrangement will be paid by the party incurring those expenses.

Amendment of Arrangement Agreement

        The arrangement agreement may be amended by the parties at any time prior to the effective date of the plan of arrangement, subject to statutory restrictions. Any amendment must be approved by the respective boards of directors or other authorized officers of Beacon and NxtPhase.

Effective Date of the Plan of Arrangement

        The closing of the plan of arrangement will take place (a) on the business day after all conditions to the plan of arrangement set forth in the arrangement agreement are fulfilled or validly waived, or (b) at such other time as Beacon and NxtPhase may agree in writing. The closing of the plan of arrangement cannot take place until the Supreme Court of British Columbia issues the final order. The parties currently expect to complete the plan of arrangement during the fourth quarter of 2005.

Directors' and Officers' Insurance

        NxtPhase has agreed to obtain a run-off directors' and officers' liability insurance policy for NxtPhase's former directors and officers for coverage after the effective date of the plan of arrangement with the same coverage and amounts containing terms and conditions which are not less advantageous than NxtPhase's existing directors' and officers' liability policy.

VOTING AGREEMENTS

        The following summary describes certain material provisions of the lock-up and voting agreement among NxtPhase's Class A preferred stockholders.

        As of November 12, 2004, NxtPhase and its Class A preferred stockholders entered into an Investor Rights Agreement pursuant to which, among other things, the preferred stockholders obtained certain registration rights, co-sale and other similar rights relating to NxtPhase shares, as well as protective provisions. In addition, each of the Class A preferred stockholders agreed to take all actions necessary to consummate the sale of all outstanding securities of NxtPhase to Beacon (as an assignee of Perseus 2000, L.L.C.) pursuant to the terms of an option granted in the agreement.

        The stockholder letter agreements entered into by Beacon, NxtPhase and seven NxtPhase shareholders, who collectively hold approximately 98% of the outstanding NxtPhase common stock and 100% of the outstanding NxtPhase Class A preferred stock (other than Beacon, which holds approximately 11% of the outstanding NxtPhase Class A preferred stock), confirm that in the event of any conflict between the terms and conditions of the Arrangement Agreement and the terms and conditions of the option, the terms and conditions of the Arrangement Agreement shall prevail and also confirm that the voting agreement provided in the Investor Rights Agreement remains in full force and effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT OF BEACON

        The following table sets forth, as of September 12, 2005, certain information concerning the ownership of shares of Beacon common stock by (i) each person or group that Beacon knows owns beneficially more than five percent of the issued and outstanding shares of Beacon common stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named has sole investment and voting power with respect to his, her or its shares of Beacon common stock shown.

Name and Address of Beneficial Owner(1)	Total No. of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)(3)
F. William Capp	1,866,919	3.7%
James Arseneaux	250,435	*
Richard Hockney	238,441	*
Matthew L. Lazarewicz	931,375	1.9%
James M. Spiezio	871,254	1.8%
Stephen P. Adik	145,833	*
John C. Fox(4)	25,000	*
Jack P. Smith	180,639	*
Kenneth M. Socha(4)	155,833	*
William E. Stanton(5)	90,081	*
Lisa W. Zappala(6)	80,000	*
Perseus, L.L.C.(7)	10,579,813	20.7%
All directors and officers as a group (11 persons)	4,835,811	9.2%

*
Less than 1%.

(1)
The address for all named executive officers and directors is c/o Beacon Power Corporation, 234 Ballardvale Street, Wilmington, MA 01887. Messrs. Capp, Arseneaux, Hockney, Lazarewicz and Spiezio are the Chief Executive Officer, Program Manager, Chief Engineer, Chief Technology Officer and Chief Financial Officer, respectively, of Beacon. Messrs. Adik, Capp, Fox, Smith, Socha and Stanton and Ms. Zappala are directors of Beacon.

(2)
The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 12, 2005 through the exercise of any warrant, stock option or other right. The inclusion in this joint proxy statement of these shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. The number of shares of Beacon common stock outstanding used in calculating the percentage for each listed person includes the shares of Beacon common stock underlying warrants or options held by that person that are exercisable or convertible within 60 days of September 12, 2005, but excludes shares of Beacon common stock underlying warrants or options held by any other person.

(3)
Includes the following number of shares of Beacon common stock issuable upon the exercise of stock options, which may be exercised on or before November 11, 2005: Mr. Capp, 1,500,000; Mr. Spiezio, 683,333; Mr. Lazarewicz, 646,666; Mr. Hockney, 153,000; Mr. Arseneaux, 266,250; Mr. Adik, 145,833; Mr. Fox, 25,000; Mr. Smith, 179,139; Mr. Socha, 155,833; Mr. Stanton, 89,081 and Ms. Zappala, 80,000.

(4)
Includes 180,833 shares of Beacon common stock issuable upon the exercise of options held for the benefit of Perseus, L.L.C. Messrs. Socha and Fox disclaim beneficial ownership of all the shares of Beacon common stock held by Perseus, L.L.C., other than shares in which they may have a pecuniary interest.

(5)
Includes 1,000 shares of Beacon common stock held by Mr. Stanton's wife. Mr. Stanton disclaims beneficial ownership over these shares.

(6)
Represents shares issuable upon exercise of options to purchase 100,000 shares granted on July 25, 2005, which vest in five installments of 20% on the first of every month for five months beginning August 1, 2005.

(7)
Includes 2,410,605 shares of Beacon common stock issuable upon exercise of warrants held for the benefit of Perseus, L.L.C. Perseus, L.L.C.'s address is 2099 Pennsylvania Avenue, N.W., Suite 900, Washington, DC 20006. Kenneth M. Socha and John C. Fox, members of the Beacon board of directors, are also Senior Managing Director and Managing Director, respectively, of Perseus, L.L.C. Messrs. Socha and Fox disclaim beneficial ownership of all the shares of Beacon common stock held by Perseus, L.L.C. other than shares in which they may have a pecuniary interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT OF NXTPHASE

        The following table sets forth, as of September 12, 2005, certain information concerning the ownership of shares of NxtPhase common stock and Class A preferred stock by (i) each person or group that NxtPhase knows owns beneficially more than five percent of the issued and outstanding shares of NxtPhase common stock or Class A preferred stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named has sole investment and voting power with respect to his, her or its shares of NxtPhase common stock and/or Class A preferred stock shown.

Common Stock

Name and Address of Beneficial Owner(1)	Total No. of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)
Andrea Johnston	0	0%
Farnoosh Rahmatian	0	0%
Timothy D. Leyshock	0	0%
James Blake	0	0%
Frederick C. Smith	0	0%
John Finn(3)	0	0%
John C. Fox(4)	0	0%
Lisa M. Schule(4)	0	0%
Hillar Kalmar(5)	0	0%
Perseus, L.L.C.(6)	478,587	47.9%
El Dorado Investment Company(7)	68,336	6.8%
Working Opportunity Fund (EVCC) Ltd.(8)	214,300	21.4%
Canadian Science and Technology Growth Fund Inc.(9)	96,800	9.7%
All directors and officers as a group (9 persons)	0	0%

(1)
The address for all named executive officers and directors is c/o NxtPhase T&D Corporation, 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7. Ms. Johnston is the President and Chief Executive Officer of NxtPhase. Messrs. Rahmatian, Leyshock, Blake and Smith are the Director of Optical Systems, Vice President of Sales and Marketing, Vice President of Engineering and Vice President of Operations and Engineering, respectively, of NxtPhase. Mses. Johnston and Schule and Messrs. Finn, Fox and Kalmar are directors of NxtPhase.

(2)
The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 12, 2005 through the exercise of any warrant, stock option or other right. The inclusion in this joint proxy statement of these shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. The number of shares of NxtPhase common stock outstanding used in calculating the percentage for each listed person includes the shares of NxtPhase common stock underlying warrants or options held by that person that are exercisable or convertible within 60 days of September 12, 2005, but excludes shares of NxtPhase common stock underlying warrants or options held by any other person.

(3)
John Finn, a member of the NxtPhase board of directors, is also Managing Director of El Dorado Investment Company. Mr. Finn disclaims beneficial ownership of all the shares of NxtPhase common stock held by El Dorado Investment Company other than shares in which he may have a pecuniary interest.

(4)
John C. Fox and Lisa M. Schule, members of the NxtPhase board of directors, are also a Managing Director and Vice President, respectively, of Perseus, L.L.C., an affiliate of Perseus 2000, L.L.C. and Perseus 2000 Expansion, L.L.C. Mr. Fox and Ms. Schule disclaim beneficial ownership of all the shares of NxtPhase common stock held by Perseus 2000, L.L.C. other than shares in which they may have a pecuniary interest.

(5)
Hillar Kalmar, a member of the NxtPhase board of directors, is also Senior Vice President, Investments of Working Opportunity Fund (EVCC), Ltd. Mr. Kalmar disclaims beneficial ownership of all the shares of NxtPhase common stock held by Working Opportunity Fund (EVCC), Ltd. other than shares in which he may have a pecuniary interest.

(6)
The address for Perseus, L.L.C. is 2099 Pennsylvania Avenue, NW, Washington, DC 20006.

(7)
The address for El Dorado Investment Company is 400 North 5th Street, Phoenix, AZ 85004.

(8)
The address for Working Opportunity Fund (EVCC), Ltd. is 2600-1055 West Georgia Street, Vancouver, British Columbia, Canada V6R 3E5.

(9)
The address for Canadian Science and Technology Growth Fund Inc. is 20 Queen Street West, Suite 3504, Toronto, Ontario, Canada M5H 3R3.

Class A Preferred Stock

Name and Address of Beneficial Owner(1)	Total No. of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)
Andrea Johnston	0	0%
Farnoosh Rahmatian	0	0%
Timothy D. Leyshock	0	0%
James Blake	0	0%
Frederick C. Smith	0	0%
John Finn(3)	0	0%
John C. Fox(4)	0	0%
Lisa M. Schule(4)	0	0%
Hillar Kalmar	0	0%
Perseus, L.L.C.(5)	1,013,809	52.0%
El Dorado Investment Company(6)	597,166	30.6%
Beacon Power Corporation(7)	222,222	11.4%
All directors and officers as a group (9 persons)	0	0%

(1)
The address for all named executive officers and directors is c/o NxtPhase T&D Corporation, 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7. Ms. Johnston is the President and Chief Executive Officer of NxtPhase. Messrs. Rahmatian, Leyshock, Blake and Smith are the Director of Optical Systems, Vice President of Sales and Marketing, Vice President of Engineering and Vice President of Operations and Engineering, respectively, of NxtPhase. Mses. Johnston and Schule and Messrs. Finn, Fox and Kalmar are directors of NxtPhase.

(2)
The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 12, 2005 through the exercise of any warrant, stock option or other right. The inclusion in this joint proxy statement of these shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. The number of shares of NxtPhase common stock outstanding used in calculating the percentage for each listed person includes the shares of NxtPhase common stock underlying warrants or options held by that person that are exercisable or convertible within 60 days of September 12, 2005, but excludes shares of NxtPhase common stock underlying warrants or options held by any other person.

(3)
John Finn, a member of the NxtPhase board of directors, is also Managing Director of El Dorado Investment Company. Mr. Finn disclaims beneficial ownership of all the shares of NxtPhase common stock held by El Dorado Investment Company other than shares in which he may have a pecuniary interest.

(4)
John C. Fox and Lisa M. Schule, members of the NxtPhase board of directors, are also a Managing Director and Vice President, respectively, of Perseus, L.L.C., an affiliate of Perseus 2000, L.L.C. and Perseus 2000 Expansion, L.L.C. Mr. Fox and Ms. Schule disclaim beneficial ownership of all the shares of NxtPhase common stock held by Perseus 2000, L.L.C. other than shares in which they may have a pecuniary interest.

(5)
The address for Perseus, L.L.C. is 2099 Pennsylvania Avenue, NW, Washington, DC 20006.

(6)
The address for El Dorado Investment Company is 400 North 5th Street, Phoenix, AZ 85004.

(7)
The address for Beacon Power Corporation is 234 Ballardvale Street, Wilmington, MA 01887.

MATERIAL CONTRACTS BETWEEN NXTPHASE OR ITS AFFILIATES
AND BEACON OR ITS AFFILIATES

        Perseus, L.L.C. and its affiliated entities are affiliates of both Beacon and NxtPhase and have entered into material contracts with both Beacon and NxtPhase.

Agreements and Arrangements with Beacon

        Kenneth M. Socha, a director of Beacon, and John C. Fox, a director of Beacon and NxtPhase, are Senior Managing Director and Managing Director, respectively, of Perseus, L.L.C. Beacon has issued non-qualified stock options to Mr. Socha, held for the benefit of Perseus, and has entered into indemnification agreements with each of Messrs. Socha and Fox. In addition, a former Beacon director, Philip J. Deutch, who was a former Managing Director of Perseus, L.L.C., previously entered into an indemnification agreement with Beacon and is entitled to indemnification rights that survive his resignation from the Beacon board.

        On May 23, 2000, Beacon entered into a Securities Purchase Agreement and closed its Class F preferred stock financing with Perseus, among other investors. In connection with this financing, Beacon issued to Perseus 1,428,571 shares of Class F preferred stock and a warrant for the purchase of 1,333,333 shares of Class F preferred stock. Beacon also entered into an Investor Rights Agreement with Perseus, among other investors, which provided Perseus with certain rights, including co-sale rights, board of directors representation and registration rights.

        Subsequent to its Class F preferred stock financing, Beacon completed its initial public offering at which time all outstanding preferred shares and rights to acquire preferred shares were converted into shares of and rights to acquire shares of Beacon common stock.

        Beacon, Perseus Capital and Perseus 2000 Expansion, L.L.C. entered into an Investment Agreement dated as of April 22, 2005 whereby (i) Beacon issued and sold to Perseus 2000 Expansion 1,675,643 shares of Beacon common stock (the "Initial Issuance"), (ii) Beacon extended the term of the Class F warrant issued to Perseus Capital by two years so that it expires on May 23, 2007 rather than on May 23, 2005 (the "Extended Warrant"), (iii) Perseus 2000 Expansion agreed, to purchase on demand Beacon common stock having a maximum aggregate value of $1,500,000 at $0.84 per share (the "Additional Investment Call Option") and (iv) Perseus 2000 Expansion was granted the option to assign to Beacon its right to make a maximum investment of $1,500,000 in NxtPhase (the "NxtPhase Investment Option"), which was granted in connection with a Preferred Stock Purchase Agreement among NxtPhase and certain of its existing Class A preferred shareholders. In the case of the NxtPhase Investment Option, Perseus 2000 Expansion purchased shares of Beacon common stock at $0.84 per share and Beacon used the proceeds to purchase shares of NxtPhase Class A preferred shares at the price per share and upon the other terms as stated in the assigned Preferred Stock Purchase Agreement.

        In addition, in connection with the Initial Issuance and the original amount of the Additional Investment Call Option, Beacon issued to Perseus 2000 Expansion a warrant (the "Warrant") for the number of shares of Beacon common stock equal to the product of (i) 806,400 divided by (ii) a per share purchase price of $1.008, which price may be adjusted from time to time. In connection with the NxtPhase Investment Option, Beacon issued to Perseus 2000 Expansion additional warrants for the number of shares of Beacon common stock equal to the quotient obtained by dividing (i) 25% of the investment amount and (ii) $1.008.

        Beacon closed the transactions contemplated by the Initial Issuance, the Warrant and the Extended Warrant on May 24, 2005. The Additional Investment Call Option was exercised and the transaction closed on July 26, 2005.

        In connection with this Perseus financing, Beacon entered into a Registration Rights Agreement for the registration of the shares of Beacon common stock issuable pursuant to the Initial Issuance, the Extended Warrant, the Additional Investment Call Option, the NxtPhase Investment Option and the Warrant.

        Perseus 2000 Expansion exercised the NxtPhase Investment Option and the first tranche of the investment closed on June 13, 2005 and the second tranche closed on July 21, 2005. With respect to the third tranche, Perseus 2000 Expansion did not exercise the NxtPhase Investment Option and instead, purchased NxtPhase Class A preferred shares directly from NxtPhase on August 29, 2005. The NxtPhase Investment Option required Beacon to purchase NxtPhase Class A preferred shares using the funds received from Perseus 2000 Expansion. If the plan of arrangement with NxtPhase is not consummated or does not occur within a certain period, Beacon will transfer its NxtPhase Class A preferred shares to Perseus 2000 Expansion and Perseus 2000 Expansion will transfer its Beacon common stock issued in connection with the NxtPhase Investment Option to Beacon.

        Beacon obtained an option to acquire the outstanding securities of NxtPhase from Perseus 2000, L.L.C., the largest shareholder of NxtPhase and an affiliate of the largest shareholder of Beacon. Perseus 2000, L.L.C. received the option, and the right to assign it to Beacon or a Beacon affiliate, in connection with the Class A preferred shares financing of NxtPhase in November 2004. Perseus 2000, L.L.C. assigned the option to acquire NxtPhase to Beacon on April 22, 2005 and Beacon exercised the option the same day.

Agreements and Arrangements with NxtPhase

        Perseus 2000, L.L.C. entered into Purchase and Sale Agreement, dated as of August 17, 2004, with NxtPhase and other investors pursuant to which Perseus purchased 478,587 shares of NxtPhase common stock.

        On November 12, 2004, NxtPhase closed its Class A preferred stock financing. Perseus 2000, L.L.C., among other investors, entered into a Securities Purchase Agreement and Investor Rights Agreement with NxtPhase. Perseus received 902,698 shares of Class A preferred stock in the financing. The Investor Rights Agreement provides Perseus and the other Class A preferred shareholders with registration rights, purchase rights regarding future sales of capital securities of NxtPhase, rights of first refusal, co-sale rights and protective provisions. The Investor Rights Agreement also provides that Perseus 2000, L.L.C. is entitled to nominate three of the four directors to be appointed by holders of the Class A preferred stock. In addition, Perseus obtained the option to acquire all outstanding shares of securities of NxtPhase in the Investor Rights Agreement. Perseus was permitted to assign, and has assigned, its option to Beacon.

        As described above, with respect to the third tranche of the Perseus 2000 Expansion investment, Perseus 2000 Expansion, purchased NxtPhase Class A preferred shares directly from NxtPhase on August 29, 2005. Perseus 2000 Expansion purchased 111,111 NxtPhase Class A preferred shares for $500,000.

BUSINESS OF BEACON

Overview

        Beacon Power Corporation was incorporated in Delaware on May 8, 1997. Beacon continues to be accounted for as a development stage company under Statement of Financial Accounting Standards No. 7 "Accounting and Reporting by Development Stage Enterprises." Beacon's principal offices and research and development laboratory are located at 234 Ballardvale Street, Wilmington, Massachusetts, 01887-1032. Beacon's telephone number is 978-694-9121 and its web address is www.beaconpower.com. Investors can obtain copies of Beacon's filings with the Securities and Exchange Commission from this site free of charge, as well as from the SEC web site at www.sec.gov, or by contacting Investor Relations at Beacon's principal offices.

        Beacon's vision is to provide environmentally superior products that improve the reliability, stability and safety of the electric grid. Beacon and its subsidiaries (collectively "Beacon") design, develop, configure and offer for sale, advanced products and services to support this vision. Its sustainable energy storage and power conversion solutions can help provide reliable electric power for the utility, renewable energy, and distributed generation markets. Beacon has the following products, which are in varying stages of development, production readiness or low volume production:

  •
  Smart Energy™ Matrix—One of the most challenging aspects of today's electric grid is that if the amount of power generated and the amount consumed is not in exact balance at all times, any imbalances adversely affect grid stability because they change the frequency of electricity that end users require (60 hertz in the United States). The constant balancing of power demand and production to maintain a stable frequency is called frequency regulation. Beacon's Smart Energy Matrix is a flywheel-based energy storage system combining high power flywheels with power electronics that is intended to supply frequency regulation services to regional grid operators by supplying and absorbing electricity. It is a long-life, environmentally friendly solution for frequency regulation, with no fuel consumed and no emissions generated.

    In addition to providing frequency regulation services to the grid itself, Beacon also believes that the Smart Energy Matrix is well suited to provide services directly to individual distributed generation facilities, which, due to differences in scale, typically suffer more sudden and dramatic imbalances between power supply and demand than do regional grids.

    Beacon has been awarded contracts by the New York State Energy Research and Development Authority (NYSERDA) and the California State Energy Resources Conservation and Development Commission (CEC) and to demonstrate frequency regulation of electricity on the power grid. The demonstrations will be conducted using one-tenth-power prototypes of Beacon's planned megawatt-level Smart Energy Matrix. Under these contracts, Beacon is developing and installing a system in each of California and New York during 2005 to demonstrate the benefits of using flywheel energy storage to provide frequency regulation of the grid; a service required by all grid operators. Successful demonstrations of frequency regulation with NYSERDA and CEC may also demonstrate the system's technical and market feasibility in other large, important, growing markets related to the North American grid. Beacon has shifted virtually all of its development spending towards meeting the requirements of these two programs.

    Beacon's flywheels are unique in that they focus on high energy (kWh), rather than high power (kW). Beacon's flywheels deliver power for approximately 15 minutes. High power flywheels, on the other hand, provide power for a much shorter period of time, generally less than 30 seconds. In addition, on a per-pound basis, Beacon's composite flywheel technology delivers nearly 10 times the energy of the best steel flywheels.

    To successfully provide frequency regulation on a commercial scale, Beacon will need to obtain sufficient funding to complete design and development of a 25kWh flywheel and its power electronics, integrate and test the units in the matrix and establish manufacturing capability. The 25kWh flywheel is a scaling up of the existing Smart Energy 6 kWh system.

  •
  Smart Energy system—Beacon has produced in limited quantities high-energy flywheel-based systems of 2kWh and 6kWh that store electricity for telecommunications, cable systems, computer networks, and Internet market applications. Beacon has sufficient capacity to return to production if market demand occurs. These units have a cumulative operating time of approximately 500,000 hours.

  •
  Smart Power™ M5 inverter system—Beacon's Smart Power M5 inverter system is an electronic system that converts direct current electricity produced by photovoltaic panels into alternating current electricity for residential and commercial use. Although it is continuing to support this product, Beacon does not believe that inverters will be a significant portion of Beacon's business going forward.

        Beacon has experienced net losses since its inception and, as of June 30, 2005, had an accumulated deficit of approximately $133 million and does not expect to become profitable or cash flow positive until at least 2008 and must raise additional funds to execute its business plan and continue as a going concern.

        Based on Beacon's cash usage rates and additional expenditures expected in support of its business plan, Beacon has adequate cash to fund operations through approximately December 2005.

        Beacon has finished the preliminary designs for the Smart Energy Matrix and believes that there is ample market interest in the product to begin full-scale development but will not begin significant design or development until sufficient funds have been obtained. Once begun, the development cycle for completion of this product is expected to be 18 to 24 months and achieving significant volume production capability will take an additional six to 12 months. Therefore, Beacon will not generate revenues from this product for approximately two to three years after full-scale development has commenced.

Products and Markets

  Smart Energy Matrix

        Beacon's Smart Energy Matrix is designed to provide frequency regulation services. Frequency regulation, traditionally a function provided by integrated utilities, has been a part of the power industry since the industry began. With deregulation, it is one of the several ancillary services that have become a separately identified service with its own established market price. Some of the services are provided under long-term contracts whereas others are provided in a spot market consisting of a daily auction run by some regional grid operators. Suppliers of frequency regulation services include those fossil, hydro and other electricity generators that are willing and able, at short notice, to supply or absorb electricity in a specified amount during a specified period.

        Participating generators both sell electricity in their capacities as generators, and sell frequency regulation services using some of their reserve generating capacity. Providing regulation services is qualitatively different than generating electricity, both because the generator's output constantly varies in response to continual signals from the grid operator, and because it is priced differently and sold through a different market. Also, not all generators provide frequency regulation services. Some, such as nuclear power plants, are unable to vary their output in the manner needed to participate in the market. Others may be capable of providing such services, but choose not to do so. Many generators prefer to sell electricity and not provide frequency regulation services, because their net financial return from such services is less than for generating electricity, due to the higher operating and maintenance costs that arise from frequency regulation as compared to steady-state generation of electricity. The constant up and down of supplying frequency regulation services is hard on their equipment. Fossil fuel generators suffer more wear and tear from this process than do hydro generators. Despite these disadvantages to selling services, many generators sell such services both to obtain revenues from whatever portion of their generating capacity is held in reserve, and to offset the amount that that the generator otherwise has to pay to its regional grid operator for frequency regulation services that it has not itself provided to the grid.

        Frequency regulation services are contracted through some competitive markets organized by regional transmission organizations, the entities responsible for organizing and maintaining the proper operation of the electric grid. Only part of the U.S. electrical power market is open to competition. For example, there are competitive markets at the PJM Interconnection (serving the Mid-Atlantic States), New York Independent System Operator (NY ISO), New England Regional Transmission Organization (NE RTO), and California Independent System Operator (CAL ISO). The Electricity Reliability Council of Texas Independent System Operator (ERCOT ISO) is only partially open, using competitive bidding for only a small fraction of its needs. The Midwest Independent System Operator (MISO), serving North and South Dakota, Michigan, and Missouri, opened to competitive bidding in 2005, and Beacon understands that MISO will operate in a manner and scope similar to PJM's frequency regulation auction. On the other hand, for example, in the southeast United States, Georgia Power must provide its own frequency regulation and does not obtain competitive bids because there is no regional transmission organization in this area. Beacon intends to become credentialed and qualified to participate in the competitive bidding procurement by PJM and other regional transmission operators. The key qualification for Beacon will be to operate a commercial-grade Smart Energy Matrix for evaluation by the regional transmission operators.

        Beacon's Smart Energy Matrix's characteristics match the requirements of the frequency regulation market quite well, as it is designed to quickly draw or absorb excess energy, on very short notice, when generated power exceeds demand and deliver it when demand exceeds supply. Beacon will be able to provide a faster response than most service providers because Beacon's flywheel systems for supplying or absorbing electricity are inherently faster acting than generators. Beacon can perform either of these steps in a fraction of the time it takes a fossil fuel generator to increase or reduce its output. Flywheels actually recycle excess energy when generated power exceeds load and deliver it when load increases. Using Beacon's technology, frequency regulation can be addressed for the first time as a primary application—and with higher performance and lower operating costs. Use of the Smart Energy Matrix also should result in significant environmental benefits, both in that frequency regulation could be supplied without directly consuming fuel or generating emissions, and in that fossil fuel generators would be able to operate more efficiently by reducing their frequency regulation services and hence reducing the extra emissions that come from ramping a generating facility up and down to provide those services. Similarly, widespread use of Beacon's Smart Energy Matrix could probably also mean that the most inefficient and highest-cost generators, being the greatest producers of emissions, would reduce their participation in the market to a greater degree than the more efficient producers. The Smart Energy Matrix equipment can also be sited nearly anywhere advantageous to the grid, even within distribution systems. If sited in the distribution systems, additional benefits such as voltage regulation and uninterruptible power can be offered to enhance the value of the product.

        Frequency regulation services are provided through a spot or auction market. In these auctions, the regional power authority accepts bidders having the lowest bids up through the highest bids necessary to provide the projected amount of frequency regulation. All of these successful bidders then receive the same, highest accepted bid price, known as the market clearing price. Because a successful bidder receives the market clearing price, if that clearing price provides a bidder with an adequate margin above its costs, a low cost provider can be assured of being part of the successful bidders and having an adequate return on investment by bidding zero. During the several years since the spot market became open to competition, the market clearing price has been well above Beacon's anticipated cost to supply the service. Bidders in the frequency regulation auctions are typically fossil fuel generators, and they are constrained from making low bids in the auctions. Fossil fuel generators have increasing fuel costs, high operating and maintenance costs arising from ramping equipment up and down to supply frequency regulation services, and opportunity costs that arise from having used generating capacity to provide frequency regulation services rather than to sell electricity to the grid. Although hydro generators have lower operating and maintenance costs than fossil fuel producers, they are geographically limited. In contrast to the fossil fuel generators, the Smart Energy Matrix has much lower operating and maintenance costs and minimal fuel costs. Consequently, Beacon believes that it will always be amongst the successful bidders of frequency regulation services to regional grid operators that utilize auction market.

        Separate from the frequency regulation of the power grid market identified above, Beacon has identified additional applications for its Smart Energy Matrix in the distributed generation market. A distributed generation facility is any electrical power source other than the utilities' power grid, including advanced generators such as fuel cells, natural gas engines, wind turbines, photovoltaic arrays and microturbines which usually supply local power to facilities such as hospitals or manufacturing plants. In distributed generation, demand fluctuations are a much higher percentage of power production than is experienced in the power grid, which adversely affects the distributed generator's ability to match supply and demand. Beacon's Smart Energy Matrix can be used to regulate the frequency of the distributed generation facility's power in the same way it regulates the frequency of the power grid as described above. The Smart Energy Matrix, because of its extremely fast response time, can better compensate for the slow response characteristics of distributed generators and thus provide stability to these micro-grid facilities.

  Smart Energy

        Beacon has offered for sale its Smart Energy flywheel products, which deliver a low level of power for a long period of time (typically measured in hours). These products include the 2kWh and 6kWh Smart Energy systems, which have demonstrated quality performance and reliability at numerous sites. The Smart Energy products are tailored to the telecommunications, cable systems, computer networks, and Internet markets. Beacon believes that its Smart Energy products offer life cycle cost advantages and significant performance improvements over conventional, battery-based back-up power sources. Beacon is not actively marketing these products and does not have orders for its Smart Energy products or any inventory of finished products and does not have purchase orders in place with vendors for components. In the event that Beacon identifies potential customers and then receives significant customer orders for these products, it will need to place orders for components with vendors and hire and train manufacturing personnel to assemble, inspect and assist in the installation of deliverable units.

  Smart Power M5

        The Smart Power M5 inverter system for the photovoltaic energy market converts direct current generated by solar cells from sunlight into alternating current required by residential and commercial users for operating electrical devices and reducing the amount of purchased power when it is connected to a power grid. Solar cells contain semi-conducting material that converts sunlight into direct current electricity. Beacon's Smart Power M5 inverter system has the capacity to convert direct current electricity into up to 5,000 watts of alternating current. Beacon has not been successful in selling a significant number of units of its Smart Power M5 and therefore has shifted virtually all of its development and sales activities from the Smart Power M5 to its flywheel based products. Beacon does not believe that inverters will be a significant portion of Beacon's business going forward and is uncertain as to when or at what price it will be able to sell its inventories. In 2004, Beacon established a reserve for its Smart Power M5 inventory in its financial statements.

Technology

  Flywheel-Based Products

        Since Beacon's formation, it has been developing flywheel-based energy storage products that offer superior reliability and performance at competitive costs. Beacon's composite flywheel rim is a rotating wheel on hybrid, magnetic bearings that operates in a near-frictionless vacuum environment. When the rim spins, it stores kinetic energy. The flywheel is powered up to its operational speed, using a motor powered from an external power source. The flywheel is able to spin for extended periods with great efficiency, because friction and drag are virtually eliminated by employing magnetic bearings and a vacuum in the flywheel cases. Because of its very low friction, little power is required to maintain the flywheel's operating speed. When electrical power is needed, the motor reverses, and the spinning flywheel drives the unit as a generator and its bi-directional inverter converts the kinetic energy into electrical energy.

        Steel flywheels have been used since the industrial revolution in applications such as piston engines to store energy during the power stroke for release during the compression stroke. These applications are limited by the revolutions per minute at which steel flywheels are able to operate and by the limited density of storage of energy by volume of steel. The products Beacon has designed employ new enabling materials such as high-strength composite fiber, efficient electric drives, and low-loss, long-life bearings to create new generations of flywheel products. Beacon's composite flywheels are fabricated from high-strength, lightweight fiber composites, such as graphite and fiberglass combined with resins, which allow the flywheel to rotate at high speeds and store large amounts of energy relative to similar size and weight flywheels made from metals. For example, a 600-pound steel flywheel running at 8,000 revolutions per minute will store approximately 900 watt-hours of energy and can deliver up to 850 watt-hours of energy. In contrast, Beacon's 500-pound 6kWh composite flywheel running at 22,500 RPM stores 7,200 watt-hours of energy and delivers 6,000 watt-hours of energy. On a per-pound basis, Beacon's composite flywheel technology delivers nearly 10 times the energy of the best steel flywheels.

        Beacon's proprietary technology enables the design of maintenance-free flywheel products, in that its products employ an internal rather than external vacuum system and its bearing systems have been designed and developed to have no scheduled replacement or maintenance. Some Smart Energy flywheels have been operating in the field for the past five years without material problems. Competing flywheel products rely on bearings and external vacuum systems that require periodic maintenance and replacement. Beacon's Smart Energy flywheel systems have dramatically longer discharge times than any other flywheel energy storage system; this is possible because Beacon's technologies result in higher amounts of stored energy and minimal energy losses during those products' operation.

  Inverter Products

        Beacon began developing its Smart Power M5 inverter system for photovoltaic applications during 2003. This product and additional solar products being developed by Beacon are based on intellectual property Beacon acquired from Advanced Energy Systems, Inc., and Beacon has made significant enhancements to the inverter system's performance, ease of installation, software integration, and reliability. Beacon's Smart Power M5 inverter system is designed for use in grid-connected solar applications. When AC power is interrupted, the Smart Power M5 inverter system immediately converts to an independent battery back-up mode, continuing to provide electricity to critical loads.

Research and Development

        Beacon believes that its research and development efforts are essential to its ability to successfully design and deliver products, as well as to modify and improve its existing products to reflect the evolution of markets and customer needs. Beacon has worked closely with potential customers to define product features and performance requirements to address specific needs for both flywheel based solutions and renewable energy applications. Research and development expenses, including engineering expenses, were approximately $636,531 for the six months ended June 30, 2005, $3,532,000 in 2004, $3,550,000 in 2003, and $7,130,000 in 2002. Beacon expects research and development expenses in 2005 to be somewhat higher than those in 2004 due primarily to the costs of development for the Smart Energy Matrix. At June 30, 2005, Beacon employed 15 engineers and technicians full time and had two independent contractors engaged in research and development. At December 31, 2004 and December 31, 2003, Beacon employed 16 and 18 engineers and technicians, respectively.

Manufacturing

        Beacon's facility was designed for the assembly and test of flywheel systems and this capability continues to be available in the event that its designs gain market acceptance and Beacon begins production. Beacon also assembles and tests Smart Power M5 inverters at this facility.

        Beacon's facility continues to be underutilized as a result of reductions in development work and a lack of customer orders for its flywheel and inverter systems. Beacon maintains a limited manufacturing staff, many of whom are skilled in Six-Sigma cost and quality control techniques. If customers begin to order flywheel systems, Beacon expects to establish assembly and test capabilities using outside suppliers to provide components to meet product demand. The suppliers of Beacon's flywheel rim and the control electronics are both single-source suppliers. The loss or interruption of supply from either of these suppliers would adversely affect Beacon's ability to deliver these products.

Approvals and Certifications

        Beacon has obtained Underwriters Laboratory approval for its existing 2kWh and 6kWh Smart Energy products. Beacon has also designed and received certification for its Smart Energy systems in accordance with Telcordia standards, which are the standard for performance and safety established by the telecommunications industry. Beacon's Smart Energy products are the only flywheel products that to our knowledge have passed a Zone 4 earthquake test while operating, making them suitable for use anywhere in the United States. Beacon's Smart Energy flywheel systems have also been successfully tested for concurrence with the Institute of Electrical and Electronics Engineers (IEEE) 587 standard, which is the required standard for all Uninterruptible Power Supply systems. Beacon has also obtained Underwriters Laboratory approval for its Smart Power M5 inverter system. The California Energy Commission and New York's Public Service Commission for on-grid applications have also approved the Smart Power M5 inverter system.

Sales and Marketing

        Beacon's sales and marketing efforts are focused on its flywheel-based frequency regulation product to provide services to regional transmission operators and the energy research organizations in California and New York. The initial concept for the Smart Energy Matrix was developed in collaboration with the PJM Interconnect system, which is the nation's first federally regulated regional transmission operator. PJM has worked closely with Beacon to evaluate the performance characteristics of its product. PJM has informed Beacon that it believes Beacon's Smart Energy Matrix flywheel system could be added to PJM's power grid and bid into the frequency regulation market. Beacon has more recently worked with the California Independent System Operator (CALISO) to evaluate the potential of the Smart Energy Matrix, and the support from CALISO was an important factor in the contract award from the CEC. Beacon is presenting its Smart Energy Matrix product to other regional transmission operators and power utilities to further establish interest. See also the description of the auction market for frequency regulation services, under "—Products and Markets—Smart Energy Matrix."

Backlog

        At both June 30, 2005 and December 31, 2004, Beacon had no order backlog for its products. At June 30, 2005 Beacon had recorded revenue of approximately $822,000 of a total $1.8 million in revenue on its government contracts with the California Energy Commission and the New York State Energy Research and Development Authority. The revenue from these contracts is determined based on the percentage of completion accounting method, and were 58% and 18% complete, respectively.

Customer Service

        Beacon intends to provide maintenance and support for its products by using its own customer service personnel as well as support as needed from its engineering organization. In the future, Beacon may elect to contract all or part of the customer service activities to outside sources if it deems it effective from both a customer satisfaction and Company cost perspective. Beacon's Smart Power M5 inverter system is sold with a five-year warranty.

Competition

        In the frequency regulation market, Beacon believes its Smart Energy Matrix will offer superior performance and cost benefits over fossil fuel and hydro generators, as described under "—Products and Markets—Smart Energy Matrix." Moreover, Beacon believes that, given the demands of the frequency regulation market, batteries, metal flywheel and other alternative energy technologies, such as fuel cells and ultra capacitors, will not compete with the Smart Energy Matrix. For example, batteries have a short economic life and are generally not environmentally attractive. Similarly, metal flywheels cannot store as much energy as can composite flywheels, because they cannot spin as fast without incurring a significant weight, size and cost penalty. Also, Beacon has a pending patent on the use of a flywheel with a control system for frequency regulation.

        This market is being served by well-known utilities and independent service providers that use conventional generators and that have far greater resources than Beacon. However, these utilities and independent service providers are primarily focused on the sale of energy, and provide frequency regulation services only as a secondary source of revenue. Examples of companies that are providing frequency regulation include Allegheny Energy Supply Company, Commonwealth Chesapeake Company, Dominion Virginia Power, Ingenco Wholesale Power, NRG Power Marketing and Reliant Energy Services.

        In the broader market for its Smart Energy products, substantially all of the high-energy, uninterrupted power supply markets that Beacon's 2kWh and 6kWh Smart Energy flywheel systems compete in are dominated by battery-based products, rather than battery-free technologies. These markets are intensely competitive, with the principal bases for competition being system first cost, brand recognition, quality, and reliability.

        Beacon's 2kWh and 6kWh Smart Energy flywheel systems provide back-up power and compete on the basis of life-cycle cost and value to the customer. Although Beacon's products offer attractive performance to cost benefit when viewed on a life-cycle cost basis, customers are more focused on first cost, which makes it very difficult for Beacon to effectively compete with battery based systems. Beacon plans to continue to emphasize the value proposition of its products such as increased dependability, environmental benefits, and their long maintenance-free lives.

        In the inverter market, there are several products that compete with the Smart Power M5 inverter system sold by companies with greater experience in the solar power conversion market. This market is intensely competitive, with the principal bases for competition being system reliability, quality, brand recognition, and price. Beacon believes that its product has a competitive advantage due to its reliability, ability to continue to provide power when the grid fails, improved design and efficiency benefits.

Intellectual Property

        Beacon's success depends upon its ability to develop and maintain the proprietary aspects of its technologies and to operate without infringing on the proprietary rights of others. To a limited extent, Beacon's success also depends upon the same abilities on the part of its suppliers.

        Beacon relies on a combination of patent, trademark, trade secret and copyright law and contract restrictions to protect the proprietary aspects of its technology. Beacon seeks to limit disclosure of its intellectual property by restricting access to sensitive information and requiring employees, consultants, and any third parties with access to its proprietary information to execute confidentiality agreements. Beacon's patent and trade secret rights are of material importance to its current and future prospects. Beacon is actively pursuing both national and foreign patent protection.

        Beacon's intellectual property rights include patents and know-how licensed from SatCon Technology Corporation and patents and know-how developed and owned by Beacon. SatCon granted Beacon a perpetual, exclusive, royalty-free, worldwide right and license to use SatCon's flywheel technologies and patents for stationary terrestrial flywheel applications. Those rights include eleven issued U.S. patents and eleven U.S. and foreign patent applications that expire on various dates between 2012 and 2021. This license covers SatCon's technologies and patents and all improvements made by SatCon through November 16, 2000, the date of Beacon's initial public offering. Beacon is not entitled to any improvements to the flywheel technology that SatCon develops subsequent to that date but owns all technology improvements Beacon has developed based on the licensed technology. Beacon expects to develop additional intellectual properties and trade secrets as it continues product development.

        Beacon patents also include its flywheel vacuum system, heat pipe cooling system, output paralleling algorithm, metal hub, low-loss motor, co-mingled rims and earthquake-tolerant bearings. In addition, Beacon has 16 pending U.S. and foreign patent applications, and one other application being prepared for filing. One of the pending applications is particularly styled to cover the use of flywheels in combination with a control system that is designed to be used to provide frequency regulation.

        The intellectual property rights for Beacon's Smart Power M5 inverter systems are based on the intellectual property assets of Advanced Energy Systems, Inc., which Beacon purchased in March 2003. These assets are wholly owned by Beacon and include anti-islanding software, which ensures safe grid utility interconnection and reliable transition to stand-by power when the grid fails, as well as drawings, source code, production know-how, and all associated documentation. Beacon has made substantial improvements to these assets since acquiring them.

Government Regulation

        Beacon does not believe that its Smart Energy Matrix or other flywheel products will be subject to existing federal and state regulatory commissions governing electric utilities and other regulated entities. Beacon believes that its products and their installation will be subject to oversight and regulation at the local level in accordance with state and local ordinances relating to building codes, safety, pipeline connections and related matters. Beacon intends to encourage the standardization of industry codes to avoid having to comply with differing regulations on a state-by-state or locality-by-locality basis.

Employees

        At June 30, 2005, Beacon's headcount was 23 full-time employees, two part-time employees and four independent contractors, of which approximately 18 were engineers and technicians involved in research and development and three were in sales, marketing and customer service. The remaining seven people were involved in administrative tasks. None of Beacon's employees is represented by a union and Beacon considers its relations with employees to be satisfactory.

Properties

        Beacon's principal executive offices, laboratory and manufacturing facilities are located at a single location in Wilmington, Massachusetts. This 51,650 square foot facility operates under a lease that expires on September 30, 2007. Beacon's facility was designed for the assembly and test of flywheel systems and this capability continues to be available in the event that its designs gain market acceptance and Beacon begins production. Currently, the facility is substantially underutilized.

Legal Proceedings

        Beacon is not involved in any legal proceedings that are considered material; however, it may from time to time be involved in legal proceedings in the ordinary course of its business.

BEACON MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
AS OF JUNE 30, 2005

        The following discussion of Beacon's financial condition and results of operations should be read in conjunction with its financial statements, the notes to those financial statements and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain forward-looking statements that reflect plans, estimates, intentions, expectations and beliefs. Actual results could differ materially from those discussed in the forward-looking statements. See "Cautionary Statement Concerning Forward-Looking Statements." Factors that could cause or contribute to such differences include, but are not limited to, those set forth in the "Risk Factors."

Overview

        Beacon's initial product strategy was to develop high energy, composite flywheels for back-up powering of telecommunications applications. With the weakening of the telecommunications market, which began in 2001, Beacon recognized that its Smart Energy flywheel products as alternative backup solutions to the telecommunications industry were not on a path to produce meaningful revenues. With that recognition, Beacon initiated a series of cost cutting measures throughout 2002 and 2003. The focus of these efforts was to reduce cash usage while preserving Beacon's intellectual properties and maintaining the integrity of its public company requirements while evaluating all potential product markets for Beacon's technologies and considering acquisitions or mergers that could lead to increased shareholder value. Beacon has:

  (i)
  identified promising applications for its Smart Energy Matrix design in the electric utility power grid marketplace. In the first quarter of 2005 Beacon was awarded development contracts by CEC and NYSERDA to demonstrate the viability of Beacon's flywheel technologies for frequency regulation by grid operators. The demonstrations will be a one-tenth-power prototype of the Smart Energy Matrix;

  (ii)
  pursued additional development and design contracts for a variety of applications by government agencies. Beacon has been successful in obtaining two small contracts and is continuing its efforts to obtain additional research and development funding; and

  (iii)
  entered into an agreement on April 22, 2005 to acquire NxtPhase T&D Corporation ("NxtPhase"), a privately held Canadian supplier of digital and fiber optic products for electric power and grid monitoring and control.

        On April 25, 2005 a fund affiliated with Perseus, L.L.C. committed to invest $3 million in Beacon and an additional $1.5 million in NxtPhase T&D to fund its operations as part of an acquisition of NxtPhase T&D by Beacon. Beacon has been advised by Perseus and NxtPhase management that with the above $1.5 million of additional financing, NxtPhase has sufficient cash to fund its operations through approximately December 2005.

        Beacon expects to pursue additional financing in 2005 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development of the Smart Energy Matrix;

  •
  completing the NxtPhase transaction;

  •
  working capital requirements; and

  •
  developing new business.

        In the event that Beacon elects to begin full scale development of its Smart Energy Matrix flywheel system, the amount of funding required would increase substantially. Beacon believes that there is ample market interest for its Smart Energy Matrix.

        From inception through June 30, 2005, Beacon has incurred losses of approximately $133 million. Beacon expects to continue to incur losses as it expands its product development, commercialization program, and establishes its manufacturing capabilities.

        Beacon recognized an asset impairment charge in 2003 and restructuring and asset impairment charges in 2002. Beacon, as required by Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," periodically evaluates all of its property and equipment in light of facts and circumstances and the outlook for future cash flows. As a result of its ongoing evaluations, in 2003 Beacon took a non-cash charge of approximately $0.4 million representing the impairment of capitalized costs of internally developed intellectual property including various patents and patents pending relating to Beacon's flywheel technology. In 2002 Beacon took a non-cash charge of $6.5 million of which $4.3 million represented impaired capital equipment and leasehold improvements, $1.9 million related to a reserve against future lease payments and related facility costs and $0.3 million relating to severance costs. These charges related to a substantial portion of Beacon's long-term assets being idled, including machinery and equipment, tooling, office furniture and fixtures and leasehold improvements. The portion of the reserve that relates to future lease payments is classified as "Restructuring reserve" in the current liabilities section of the balance sheet.

Results of Operations

  Comparison of six months ended June 30, 2005 and 2004

	Six months ended June 30,
	2005	2004	$ Change	% Change
	(in thousands)
Revenues	$954	$184	$770	418%
Cost of goods sold	1,004	384	620	161%
Selling, general and administrative	2,281	2,289	(8)	0%
Research and development	637	1,970	(1,333)	68%
Loss on sales and contract commitments	1,057	—	1,057	0%
Depreciation and amortization	41	90	(49)	54%
Interest and other income, net	55	133	(78)	59%

        Revenues.    For the six months ending June 30, 2005, Beacon's revenues were as follows:

Source	Percent complete	Revenue
		(in thousands)
CEC Contract	56.80%	$700
NYSERDA Contract	18.82%	122
Bechtel Bettis Contract	100.00%	71
PON 800 Contract	17.52%	11
M5 and accessories	n/a	50

Total		$954

        Beacon recorded revenue from its development contracts of approximately $904,000 and revenue from the sale of its Smart Power M5 power conditioning systems of approximately $50,000. Revenues for the six months ending June 30, 2004 were primarily generated from sales of Beacon's Smart Power M5 in the amount of $103,000 and also from a research and development contract with DARPA of approximately $81,000.

        In the first quarter of 2005, Beacon was awarded development contracts with the California State Energy Resources Conservation and Development Commission (CEC) and the New York State Energy Research and Development Authority (NYSERDA) to demonstrate the viability of Beacon's flywheel technologies for frequency regulation. The demonstrations will be conducted using one-tenth-power prototypes of Beacon's planned megawatt-level system known as the Smart Energy Matrix. Under these contracts, Beacon expects to develop and install a system in both California and New York during 2005 to demonstrate the benefits of using flywheel energy storage to provide frequency regulation of the grid; a service required by all grid operators. Successful demonstrations of frequency regulation with CEC and NYSERDA may also demonstrate the system's technical and market feasibility in other large, important, growing markets related to the North American grid. The CEC prototype is complete, and is expected to ship by the end of August 2005.

        Cost of Goods Sold.    Cost of goods sold for the six months ending June 30, 2005 includes costs incurred to date for Beacon's flywheel development contracts in the amount of approximately $981,000, sell-through adjustment and warranty accruals for Smart Power M5 inverter product sold of approximately $23,000. Cost of goods sold, for the six months ending June 30, 2004, included costs associated with the sell-through of Smart Power M5 inverters of $283,000, and costs associated with the revenues recorded on the DARPA flywheel development contract of approximately $101,000.

        Selling, General and Administrative Expenses.    Beacon's sales and marketing expenses consist primarily of compensation and benefits for its sales and marketing personnel and related business development expenses. Beacon's general and administrative expenses consist primarily of compensation and benefits related to its corporate staff, professional fees, insurance and travel costs. Selling, general and administrative expenses totaled approximately $2,281,000 and $2,289,000 for the six months ended June 30, 2005 and 2004, respectively. The decrease of approximately $8,000 or 0% is primarily the result of decreases in the cost of personnel and benefits mainly attributable to Beacon's RSU plan, and higher professional fees.

        Research and Development.    Beacon's cost of research and development consists primarily of the cost of compensation and benefits for research and development and support staff, as well as materials and supplies used in the engineering design process exclusive of Beacon's development contracts. These costs decreased for the six months ending June 30, 2005 over the same period during 2004 due primarily to the allocation of resources from research and development departments to Beacon's flywheel development contracts presented in cost of goods sold. As a result, Beacon expects its cost of research and development for the duration of these contracts to continue to be lower compared to 2004. Beacon expects costs of development of its flywheel systems will be more significant during the last quarter of 2005, once its flywheel development contracts are substantially complete and it begins development of a full scale prototype of the Smart Energy Matrix and it has obtained funding to complete this work. Research and development expenses totaled approximately $637,000 and $1,970,000 for the six months ended June 30, 2005 and 2004, respectively. The decrease of $1,333,000 or 68% is primarily the result of accounting allocations from research and development expense to its development contracts.

        Loss on Sales and Contract Commitments.    Beacon has established reserves for anticipated losses on its government contracts with CEC and NYSERDA. Expected losses are approximately $1,044,000 ($629,000 for CEC, $341,000 for NYSERDA and $74,000 for others). Beacon agreed, in its government contracts, to provide cost sharing dollars. The expected losses increased over the second quarter of 2005 due primarily to additional labor costs associated with the projects. Beacon did not accrue such losses during 2004. Beacon is continuously evaluating its loss reserve and will make any necessary adjustments as appropriate.

        Depreciation and Amortization.    Beacon's depreciation and amortization is primarily related to depreciation on capital expenditures and the amortization of lease and leasehold costs related to its facilities. Beacon also amortized the Smart Power M5 intellectual property it acquired from Advanced Energy Systems in 2004. Depreciation and amortization totaled approximately $41,000 and $90,000 for the six months ended June 30, 2005 and 2004, respectively. The decrease of $49,000 or 54% is attributable to the decrease in the remaining net book values of Beacon's assets.

        Interest and Other Income/Expense, net.    Beacon's non-operating income and expenses are primarily attributable to interest income resulting from cash on hand, accrued dividends on Beacon's holdings in the Series A Preferred stock of Evergreen Solar, Inc., and proceeds from the sale of certain capital equipment no longer used. Interest and Other Income/Expense, net for the six months ended June 30, 2005 was approximately $55,000, compared to approximately $133,000 for the same period in 2004. The decrease of approximately $78,000 (59%) in 2005 compared to the prior year is the result of lower interest due to lower cash balances and lower dividends received since Beacon sold its Evergreen investment in 2004.

Liquidity and Capital Resources

	Six months ended June 30,
	2005	2004
	(in thousands)
Cash and cash equivalents	$3,466	$4,999
Working capital	2,041	7,241
Cash provided by (used in)
Operating activities	(2,969)	(3,925)
Investing activities	(599)	(14)
Financing activities	1,937	29

Net decrease in cash and cash equivalents	$(1,631)	$(3,910)

Current ratio	1.9	4.0

        Beacon's cash requirements depend on many factors, including but not limited to research and development activities, executing its development contracts, continued efforts to commercialize products, facilities costs, general and administrative expenses, costs related to raising additional funding and costs related to its mergers and acquisitions. Beacon expects to make significant expenditures to fund its operations, develop technologies and explore opportunities to find and develop additional markets to sell its products. Beacon has taken significant actions to reduce its cash expenditures for product development and production readiness by reducing headcount, development spending and capital expenditures over the past three years. Beacon has focused its activities on market analysis in terms of size of markets, competitive aspects and advantages that its products could provide. It has continued to do preliminary design of products for markets under consideration for its flywheel systems. Based on Beacon's rate of expenditure of cash and the additional expenditures expected in support of its business plan, Beacon will need to obtain additional financing by December 2005 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development primarily related to the Smart Energy Matrix;

  •
  completing the proposed NxtPhase transaction;

  •
  working capital requirements; and

  •
  new business development.

        If Beacon elects to accelerate the development of its Smart Energy Matrix flywheel systems, the amount of cash required would increase substantially, and Beacon will not begin this development until it has obtained the required funds.

        Net cash used in operating activities was approximately ($2,969,000) and ($3,925,000) for the six months ended June 30, 2005 and 2004, respectively. The primary component to the negative cash flow from operations is from net losses. For the first six months of 2005, Beacon had a net loss of approximately ($4,010,000). This included employee stock compensation of approximately $483,000, facility related cash payments charged against restructuring reserves of approximately ($172,000), proceeds from the sale of fixed assets, net of reserve of ($24,000) and depreciation and amortization of approximately $41,000. Changes in operating assets and liabilities generated approximately $712,000 of cash during the first six months of 2005. For the first six months of 2004, Beacon had a net loss of approximately ($4,415,000). This included employee stock compensation of approximately $612,000, facility related cash payments charged against restructuring reserves of approximately ($172,000), a reduction in restricted cash related to the lease of Beacon's facility of approximately $45,000, and depreciation and amortization of approximately $90,000. Changes in operating assets and liabilities used approximately ($76,000) of cash during the first six months of 2004.

        Net cash used in investing activities was approximately ($599,000) and ($14,000) for the six months ended June 30, 2005 and 2004, respectively. For the first six months of 2005 the principal uses of cash in investing activities included ($500,000) to invest in NxtPhase, approximately ($40,000) to purchase capital equipment, and approximately ($88,000) to repurchase Beacon's common stock from its officers. Sources of investing activities include $29,000 from the sale of capital equipment. For the first six months of 2004, cash used in investing activities was approximately ($14,000) for the purchase of capital equipment.

        Net cash generated/(used) by financing activities was approximately $1,937,000 and $29,000 for the six months ended June 30, 2005 and 2004, respectively. For the first six months of 2005, cash generated by financing activities included approximately $1,977,000 from the issuance of common stock pursuant to an investment agreement with Perseus 2000 Expansion, $190,000 related to the exercise of stock options and approximately $2,000 from the employee stock purchase plan, offset by cash paid for financing costs of ($232,000). For the first six months of 2004, the cash generated by financing activities of approximately $29,000 related to the exercise of stock options in the amount of approximately $27,000 and shares issued under the employee stock purchase plan of approximately $2,000.

        In the event that Beacon elects to begin full-scale development of its Smart Energy Matrix flywheel systems, the amount of cash required will increase substantially. Beacon is not expecting to become profitable or cash flow positive until at least 2008 and its ability to continue as a going concern will depend on being able to raise additional cash to fund operations. If Beacon is successful in completing the acquisition of NxtPhase its cash needs will increase. Many of NxtPhase's products are in the early stages of development or production, and as such, NxtPhase does not yet have revenues sufficient to offset its cost of sales and operating costs. NxtPhase and its predecessor have incurred losses since their inception. Beacon may not be able to raise these funds, or if it is able to do so, it may be on terms that are adverse to existing stockholders.

        On May 24, 2005, pursuant to an investment agreement requiring the investment of up to a maximum of $3.0 million in Beacon by Perseus 2000 Expansion, Perseus invested $1.4 million in Beacon, and also paid $100,000 to extend an existing warrant for two additional years. Subsequent to the end of the quarter, on July 11, 2005, Perseus invested the remaining $1.5 million.

        Perseus also committed to invest up to $1.5 million in NxtPhase T&D Corporation. Beacon and Perseus agreed that, due to the proposed acquisition of NxtPhase by Beacon, Perseus would be able to assign its investment commitment to Beacon so that Perseus invests up to $1.5 million in Beacon and Beacon uses such funds to purchase shares of NxtPhase Class A preferred stock. Through the end of the quarter, Perseus invested $.5 million in Beacon that was then invested by Beacon into NxtPhase in exchange for 111,111 shares of NxtPhase Class A preferred stock. Subsequent to the end of the quarter Perseus invested an additional $500,000, which Beacon then invested in NxtPhase on similar terms. Perseus invested the remaining $500,000 directly in NxtPhase. The agreement between Beacon and Perseus on the NxtPhase-related investment contains unwind language in the event that the proposed acquisition of NxtPhase does not occur. This would result in Beacon exchanging its NxtPhase Class A preferred stock for shares of its common stock issued to Perseus.

BEACON MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
AS OF DECEMBER 31, 2004

        The following discussion of Beacon's financial condition and results of operations should be read in conjunction with its financial statements, the notes to those financial statements and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain forward-looking statements that reflect plans, estimates, intentions, expectations and beliefs. Actual results could differ materially from those discussed in the forward-looking statements. See "Cautionary Statement Concerning Forward-Looking Statements." Factors that could cause or contribute to such differences include, but are not limited to, those set forth under "Risk Factors" in this joint proxy statement.

Overview

        Beacon's initial product strategy was to develop high energy, composite flywheels for back-up powering of telecommunications applications. With the decline of the telecommunications market, which began in 2001, Beacon recognized that its Smart Energy flywheel products as alternative backup solutions to the telecommunications industry were not on a path to produce meaningful revenues. With that recognition, Beacon initiated a series of cost cutting measures throughout 2002 and 2003. The focus of these efforts was to reduce cash usage while preserving Beacon's intellectual properties and maintaining the integrity of its public company requirements while evaluating all potential product markets for Beacon's technologies and considering acquisitions or mergers that could lead to increased shareholder value. Beacon has:

  (i)
  identified promising applications for its Smart Energy Matrix design in the electric utility power grid marketplace. In the first quarter of 2005 Beacon was awarded development contracts by CEC and NYSERDA to demonstrate the viability of Beacon's flywheel technologies for frequency regulation by grid operators. The demonstrations will be a one-tenth-power prototype of the Smart Energy Matrix;

  (ii)
  pursued additional development and design contracts for a variety of applications by federal agencies. Beacon has been successful in obtaining two small contracts and is continuing its efforts to obtain additional research and development funding; and

  (iii)
  introduced its Smart Power M5 inverter system into the renewable energy market in December of 2003. Beacon has not been able to gain market share with this product and has discontinued development of further inverter products but is continuing to offer the product for sale through its distributor network. Although it is continuing to support the product, Beacon does not believe that inverters will be a significant portion of Beacon's business going forward.

        Beacon must raise additional equity to execute its business plan. Based on Beacon's rate of expenditure of cash and the additional expenditures expected in support of its business plan Beacon has sufficient cash to fund operations through approximately December 2005. Beacon will need to obtain an equity investment as soon as practicable in 2005 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development of the Smart Energy Matrix;

  •
  completing the NxtPhase transaction;

  •
  working capital requirements; and

  •
  developing new business.

        Beacon believes that there is ample market interest for its Smart Energy Matrix but will not complete full scale development until it obtains additional funding.

        From inception through December 31, 2004, Beacon has incurred losses of approximately $128.9 million. Beacon expects to continue to incur losses as it expands its product development, commercialization program, and expansion of its manufacturing capabilities.

        Beacon recognized an asset impairment charge in 2003 and restructuring and asset impairment charges in 2002. Beacon, as required by Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," periodically evaluates all of its property and equipment in light of facts and circumstances and the outlook for future cash flows. As a result of its ongoing evaluations, in 2003 Beacon took a non-cash charge of approximately $0.4 million representing the impairment of capitalized costs of internally developed intellectual property including various patents and patents pending relating to Beacon's flywheel technology. In 2002 Beacon took a non-cash charge of $6.5 million of which $4.3 million represented impaired capital equipment and leasehold improvements, $1.9 million related to a reserve against future lease payments and related facility costs and $0.3 million relating to severance costs. These charges related to a substantial portion of Beacon's long-term assets being idled, including machinery and equipment, tooling, office furniture and fixtures and leasehold improvements. The portion of the reserve that relates to future lease payments is classified as "Restructuring reserve" in the current liabilities section of the balance sheet.

Results of Operations

  Comparison of twelve months ended December 31, 2004 and 2003

	Year ended December 31,
	2004	2003	$ Change	% Change
	(in thousands)
Revenues	$325	$—	$325	n/a
Cost of goods sold	1,458	—	1,458	n/a
Gross margin	(1,133)	—	(1,133)	n/a
Selling, general and administrative	4,196	4,937	(741)	15%
Research and development	3,532	3,550	(18)	1%
Depreciation and amortization	187	285	(98)	34%
Restructuring and impairment of assets	—	367	(367)	100%
Interest and other income (expense), net	3,719	520	3,199	615%
Net loss	5,330	8,618	(3,288)	38%

        Revenues.    In 2004 Beacon recorded revenue from the sale of its Smart Power M5 inverter systems and related products in the amount of approximately $204,000. Revenue from flywheel related government contracts was approximately $121,000. Also in 2004, Beacon provided $42,000 of engineering consulting services to third parties; these services were recorded as a reduction to research and development expense. In 2003, Beacon reported no revenue. Proceeds from the sale of demonstration and test of 2kWh and 6kWh Smart Energy flywheel units as well as engineering services performed for other companies during 2003 was applied as a reduction against research and development expense. These amounts were approximately $130,000.

        Cost of Goods Sold.    Cost of goods sold includes the cost of materials, labor and overheads for inverter products sold in the amount of approximately $235,000 and costs incurred in performance of government contracts calculated on the percentage of completion method in the amount of approximately $170,000. Beacon established a reserve for its Smart Power M5 inventory of $1,025,000 as a result of lower than anticipated sales volumes of the Smart Power M5 and uncertainty as to when or at what price it will be able to sell its inventories. In addition to this charge to Cost of Goods Sold,

Beacon recorded an additional reserve for future warranty expenditures relating to the Smart Power M5 inverter of approximately $28,000. There was no cost of goods sold during 2003.

  Selling, General and Administrative Expenses.

(in thousands)
December 31, 2003	$4,937
Reductions:
Directors & officers insurance premium	(972)
Consultants	(109)
Reverse accruals	(216)
Increases:
Bonus expenses based on RSU plan	364
Merit increases, headcount increase	50
Benefits including health	37
Legal & audit	105

December 31, 2004	$4,196

        The decrease from 2003 to 2004 of approximately $741,000 was primarily the result of significantly reduced premiums for directors and officers insurance in the amount of approximately $972,000, a reduction in accrued expenses for contingencies that did not materialize of approximately $216,000, and lower spending on subcontractors and consultants in the amount of approximately $109,000 in 2004 compared to the prior year. These were partially offset by increases in stock compensation expense due to Beacon's restricted stock unit program of approximately $364,000, higher legal and audit fees of approximately $105,000, increases in payroll costs as a result of 2004 merit increases and changes in headcount of approximately $50,000 and benefits cost increases of approximately $37,000. Beacon expects its selling, general and administrative expenses to increase in 2005 over 2004 due primarily to the implementation and reporting expenses associated with compliance with the Sarbanes-Oxley Act of 2002, fundraising activities, and marketing and sales expenses associated with flywheel products.

  Research and Development.

(in thousands)
December 31, 2003	$3,550
Reductions:
Salaries and benefits due to reduction in force	(295)
R&D materials	(205)
Other reductions	(10)
Increases:
Stock compensation based on RSU plan	356
Patent legal expenses	89
Subcontractors	47

December 31, 2004	$3,532

        The decrease from 2003 to 2004 of approximately $18,000 is primarily due to reduction in headcount during 2003 and lower purchases of research and development materials in 2004 and other reductions in 2004 of approximately $295,000, $205,000 and $10,000, respectively. This was partially offset by increases in stock compensation expenses due to Beacon's restricted stock unit program, increased legal expenses relating to patents on Beacon's flywheel systems, and increased use of subcontractors while developing the next-generation Smart Power M5 inverter of approximately $356,000, $89,000 and $47,000, respectively. Beacon expects cost of research and development in 2005 to be somewhat higher than 2004 due to design and development activities of the Smart Energy Matrix.

        Depreciation and Amortization.    The decrease from 2003 to 2004 of approximately $98,000 is primarily attributable to the write-off of Beacon's patent technologies at December 31, 2003, and continuing reductions in the depreciable base of Beacon's assets caused by budgetary restrictions on capital expenditures during 2004. Depreciation in 2005 will be higher than 2004 if Beacon begins full scale development of the Smart Energy Matrix.

        Restructuring and asset impairment charges.    Beacon recognized an asset impairment charge for its flywheel patents and patents pending in 2003 of approximately $367,000. Beacon did not recognize any restructuring or asset impairment charges during 2004 and does not expect to recognize any like charges in 2005.

  Interest and Other Income/Expense, net.

(in thousands)
December 31, 2003	$520
Reductions:
Officer loan repayments	(291)
Interest from cash holdings	(115)
Loss on disposal of assets	(25)
Increases:
Gain on sale of investment	3,563
Conversion of Evergreen to common	60
Interest expenses	8

December 31, 2004	$3,719

        The increase from 2003 to 2004 of approximately $3,199,000 is primarily attributable to gains from the sale of an investment in Evergreen Solar, Inc. of approximately $3,563,000, premium received on conversion of Evergreen Series A preferred stock to common stock of approximately $60,000 and lower interest expenses associated with capital leases that expired during the second half of 2003 of approximately $7,000, partially offset by lower officer loan repayments in 2004 of approximately $291,000, a decrease in interest income earned due to lower cash balances in the amount of approximately $115,000 and a loss on the disposal of capital assets of approximately $25,000.

        Net Loss.    As a result of the changes discussed above, the net loss for 2004 was approximately $5,330,000 which compares to a net loss in 2003 of approximately $8,618,000, a decrease of $3,288,000 or 38%.

Liquidity and Capital Resources

	Year ended December 31,
	2004	2003	2002
	(in thousands)
Cash and cash equivalents	$5,097	$8,909	$17,867
Working capital	4,213	8,838	16,865
Cash provided by (used in)
Operating activities	(8,165)	(7,701)	(15,541)
Investing activities	4,650	(1,291)	(466)
Financing activities	(297)	35	(327)

Net decrease in cash and cash equivalents	$(3,812)	$(8,957)	$(16,334)

Current ratio	3.1	4.7	7.0

        Beacon's cash requirements depend on many factors, including but not limited to, research and development activities, continued efforts to commercialize its products, facilities costs as well as general and administrative expenses. Beacon expects to make significant expenditures to fund its operations, develop technologies and explore opportunities to find and develop additional markets to sell its products. Beacon has taken significant actions to reduce its cash expenditures for product development, infrastructure and production readiness by significantly reducing headcount, development spending and capital expenditures over the last two years. Beacon has focused its activity on market analysis in terms of size of markets, competitive aspects and advantages that its products could provide. Beacon has continued to do preliminary design of potential products for markets under consideration for its flywheel systems and has purchased intellectual properties and incurred development costs for its products in the renewable energy market.

        Net cash used in operating activities was approximately ($8,165,000) and ($7,701,000) for the twelve months ended December 31, 2004 and 2003, respectively. The primary component to the negative cash flow from operations is from net losses. For 2004, Beacon had a net loss of approximately ($5,330,000). This included facility related cash payments charged against restructuring reserves of approximately ($343,000), gain on the sale of investments of approximately ($3,563,000), reductions to the asset impairment reserve for disposed fixed assets of approximately ($10,000), a reversal of a portion of the reserved note to its former CEO of approximately ($22,000) net of accrued interest reserved of $4,000, offset by employee stock compensation of approximately $701,000, compensation expense from stock options issued for consulting services of approximately $16,000, loss on the sale or disposal of fixed assets of approximately $25,000, a reduction in restricted cash related to (i) the lease of Beacon's facility $45,000 and (ii) the expiration of a vendor contract of approximately $50,000, and depreciation and amortization of approximately $187,000. Changes in operating assets and liabilities generated approximately $75,000 of cash during 2004. For 2003, Beacon had a net loss of approximately ($8,618,000). This included a reversal of a portion of the reserved note to its former CEO of approximately ($323,000) net of interest reserved of approximately $15,000, facility related cash payments charged against restructuring reserves of approximately ($344,000), an increase in restricted cash from a vendor agreement of ($50,000), a reserve against Beacon's patent assets of approximately $367,000 and depreciation and amortization of approximately $285,000. Changes in operating assets and liabilities generated approximately $967,000 of cash during 2003.

        Net cash generated/(used) in investing activities was approximately $4,650,000 and $(1,291,000) for 2004 and 2003, respectively. The principal source of cash during 2004 was proceeds from the sale of Beacon's investment in Evergreen Solar, Inc. of approximately $4,753,000 and the sale of capital equipment of approximately $18,000, partially offset by the receipt of dividends from the Evergreen investment, paid in stock, of approximately $(90,000) and the purchase of capital equipment of approximately ($31,000). The principal uses of cash during 2003 were primarily related to an investment in Evergreen of ($1,100,000), increases in other assets totaling approximately ($236,000), purchase of capital equipment of approximately ($8,000) and the principal sources of cash were from the sale of certain impaired machinery and equipment of Beacon in the amount of approximately $53,000.

        Net cash generated/(used) by financing activities was approximately ($297,000) and $35,000 for 2004 and 2003, respectively. For 2004, the cash used by financing activities included prepaid financing costs related to Beacon's financing activities of approximately $(328,000), offset by cash generated of approximately $27,000 related to the exercise of stock options and approximately $4,000 for shares issued under the employee stock purchase plan. For 2003, the cash used in financing activities related to repayment of capital leases of approximately ($200,000), offset by cash proceeds from the exercise of employee stock options of approximately $234,000 and the issuance of stock under the employee stock purchase plan of approximately $1,000.

        Beacon must raise additional equity to execute its business plan. Based on Beacon's rate of expenditure of cash and the additional expenditures expected in support of its business plan, Beacon will need to obtain an equity investment to fund:

  •
  ongoing research and development of the Smart Energy Matrix;

  •
  completing the NxtPhase transaction;

  •
  working capital requirements; and

  •
  developing new business

        Beacon will require substantial additional funding to complete full scale development of its Smart Energy Matrix flywheel system.

        Inasmuch as Beacon is not expecting to become profitable or cash flow positive until at least 2008, its ability to continue as a going concern will depend on its ability to raise additional capital. Beacon may not be able to raise this capital at all, or if it is able to do so, it may be on terms that are adverse to shareholders. Beacon believes that it cannot use debt financing to meet its cash requirements.

	Cash Payments Due During the Year Ended December 31,
Description of Commitment
	2005	2006	2007	Thereafter	Total
Operating leases	$500,359	$529,413	$397,059	$—	$1,426,831
Purchase obligations	252,275	—	—	—	252,275

Total Commitments	$752,634	$529,413	$397,059	$—	$1,679,106

        The amounts listed for operating leases represent payments for the occupancy of Beacon's principal executive offices, laboratory and manufacturing facilities located in Wilmington, Massachusetts. Beacon's commitment on this lease is secured by an irrevocable letter of credit in the amount of $310,011. A cash deposit secures this letter of credit. Beacon also has non-cancelable purchase obligations that include firm orders with vendors for materials relating to its inverter products.

Investments

        On March 24, 2003, Beacon purchased, for approximately $146,000, the inverter electronics technologies of Advanced Energy Systems, Inc. to strengthen its entry into the renewable energy market.

        On May 15, 2003, Beacon invested $1,000,000 in Series A Preferred Stock of Evergreen Solar, Inc., a public company that specializes in renewable energy sources, in order to develop a strategic relationship with that company. Beacon's investment was part of a larger financing provided by several investors. Beacon made its investment on the same terms as the other investors in this financing, except that Beacon was permitted to purchase a three-year warrant for $100,000 exercisable for 2,400,000 shares of Evergreen's common stock. Evergreen's financing was a private placement of $29,475,000 of Series A Preferred Stock and the above warrant. Perseus 2000, L.L.C., an affiliate of one of Beacon's stockholders, Perseus Capital, L.L.C., invested $3 million in Evergreen's Series A Preferred Stock in this financing. Mr. Philip J. Deutch, a former member of Beacon's board of directors, and Mr. Kenneth M. Socha, a member of the Beacon's board of directors, are Managing Director and Senior Managing Director, respectively, of Perseus, L.L.C., and Mr. Deutch led the Evergreen Solar Series A Preferred financing and is one of four individuals from the Evergreen investor group to be added to the Board of Directors of Evergreen. During 2004, Beacon sold its Evergreen Solar, Inc. investment for approximately $4,753,000. Messrs. Deutch and Socha disclosed their possible conflict relating to these transactions and abstained from voting on the purchase or sale of Evergreen's securities. In addition, Mr. Deutch did not take part in any discussions concerning the purchase or sale of the Evergreen investment. Beacon's participation in the transaction was evaluated, debated and approved by all the disinterested directors of Beacon, after full disclosure of relevant facts and circumstances.

BEACON'S CHANGES IN AND DISAGREEMENTS WITH
ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        On October 29, 2004, the audit committee of the board of directors of Beacon approved the engagement of Miller Wachman LLP as Beacon's new independent registered public accounting firm, Miller Wachman performed the review of the third quarter ended September 30, 2004 and the audit of the fiscal year ending December 31, 2004. Miller Wachman's audit report for 2004 contained an unqualified opinion regarding the fair presentation of Beacon's financial statements with an explanatory paragraph expressing doubt about Beacon's ability to continue as a going concern.

        Effective August 27, 2004, Beacon's independent registered public accounting firm, Deloitte & Touche LLP, resigned as the independent registered public accounting firm for Beacon. Deloitte performed the audit of Beacon's books and accounts for the fiscal years ending December 31, 2003 and 2002 and has performed interim quarterly reviews through the quarter ended June 30, 2004. The resignation was the decision of Deloitte.

        Deloitte's report for 2002 and 2003 contained an unqualified opinion regarding the fair presentation of Beacon's financial statements, but Deloitte's 2003 audit report contained an explanatory paragraph expressing doubt about Beacon's ability to continue as a going concern.

        There have been no disagreements during the quarter ending June 30, 2005 and fiscal year ending December 31, 2004 between Miller Wachman and management of Beacon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Miller Wachman, would have caused it to make reference thereto in its reports on the financial statements for such years.

        There were no disagreements during the prior two fiscal years and the subsequent interim periods ending June 30, 2004 and through August 27, 2004 between Deloitte and management of Beacon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its reports on the financial statements for such years.

        During the three most recent fiscal years ending December 31, 2004, there have been no reportable events (as defined by Regulation S-K Item 304(a)(1)(v)).

        Beacon has provided Miller Wachman and Deloitte with a copy of the foregoing disclosure and has requested that Miller Wachman and Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

BEACON QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

        Beacon's cash equivalents and investments, all of which have maturities of less than one year, could expose Beacon to interest rate risk. At June 30, 2005 and December 31, 2004, Beacon had approximately $60,000 of cash equivalents that were held in a non-interest bearing checking account. Also at June 30, 2005 and December 31, 2004, Beacon had approximately $3,466,000 and $5,037,000 of cash equivalents, respectively, that were held in interest-bearing money market accounts at high-quality financial institutions. The fair value of these investments approximates their cost. A 10% change in interest rates would change the investment income realized on an annual basis by less than $5,000, which Beacon does not believe is material.

BUSINESS OF NXTPHASE

Overview

        NxtPhase develops and sells innovative technological products to the electric power industry involving highly accurate fiber optic-based measurement of current and voltage and digital protection of equipment. Its optical current and voltage sensors are used to monitor and control large-scale electric power grids. It is expected that devices of this type will replace the instrument transformers currently in use because optical sensors will enable generators of electric power to earn additional revenue by transmitting more power safely from existing assets. Existing instrument transformers are insulated either with toxic oils or sulphur hexafluoride gas, the latter of which is a potent greenhouse gas. NxtPhase optical sensors represent an environmentally friendly solution with superior performance and enhanced reliability.

        NxtPhase believes it has the technology and infrastructure necessary to become a major supplier of digital products to the electric power industry. NxtPhase's strategy in the near term is to maintain and increase its revenue base from sales of its well-established relay and recorder products and to continue with the commercial launch of its optical sensor products.

        NxtPhase positions its products as cost competitive, superior quality products that improve the stability and efficiency of power transmission, while enabling utilities to transition their systems from analog to highly accurate digital systems. By creating a managed, low-risk path for customers to convert to digital controls, NxtPhase expects to generate growth, profitability, and a sustainable competitive position.

        NxtPhase produces three product lines to meet the needs of digital systems: optical sensors, relays and recorders.

Trends in the Electrical Utility Industry

        Electricity is one of the world's most valuable and ubiquitous commodities with annual sales over $850 billion worldwide. In the United States, the electric power industry is one of the largest industries representing approximately 3% of U.S. GDP. The electric power industry faces a number of significant challenges, including:

  Increasing global demand is saturating transmission and distribution capacity.

        From 1970 to 1999, electricity's share of total U.S. energy grew from 25% to 40%. However, in the 1990s, infrastructure spending was 1% of the installed assets per annum, significantly below the demand growth rate, and significantly below historical levels of 2.5% to 3% per year. Investment in new transmission capacity continues to lag behind demand because of high capital expenditure requirements, difficulty in securing transmission rights-of-way and periodically because of public health concerns. As a result, increased demand saturates transmission and distribution capacity, forcing utilities and regional transmission organizations to achieve greater operating efficiencies from existing assets. Utilities must increase utilization rates of their existing systems by increasing throughput and uptime to more efficiently operate in this environment.

  Deregulation adds costs and complexity.

        Deregulation and industry restructuring have led to the break-up and disaggregation of vertically integrated electric utility monopolies. Subsequent horizontal reintegration has created new companies for power generation, transmission and distribution. Utilities continue to operate regulated distribution systems, while production, brokerage and sale of energy and services are becoming competitive functions. The result is additional system complexity and huge volumes of daily transactions as power moves from sources to users.

  There is a need for low cost, reliable and high quality power.

        As dependence on electricity grows, the cost of system failures escalates. According to the Electric Power Research Institute, reliability and power quality limitations cost the U.S. economy $30 billion each year. Poor power quality can cause costly equipment damage. Detection and correction of power quality problems has become a $500 million business worldwide. Frost and Sullivan estimates that the market to correct these problems, the worldwide uninterruptible power supply market, represents over $5 billion in sales annually. In Europe, the International Electrotechnical Commission is imposing power quality standards, while in North America, the Institute of Electrical and Electronics Engineers has introduced tolerance guidelines for fluctuations in voltage, frequency and other key metrics.

  Transforming to a digital grid control system presents unique challenges.

        Market forces have created a need to transform the existing electromechanically and analog controlled grid into an electronically controlled, digital network to handle the escalating demands of increased scale, transactional complexity and power quality. Digital products enable utilities to move from costly hardware to less expensive and more powerful software-based products and services that manage power delivery to increase throughput across the grid. This transition is occurring in many thousands of generation, transmission and distribution substations in utilities worldwide.

        The integration of the power delivery and communications networks creates opportunities for a variety of products and services designed around energy information. Digital equipment improves the accuracy and ease of gathering grid information while networking equipment speeds communication and shortens response time to upset conditions. Software solutions facilitate data mining, analysis, system control and energy management to serve customers in a competitive environment.

NxtPhase Solutions

        Digital Optical Sensors.    NxtPhase offers the NXCT Optical Current Sensor, the NXVT Optical Voltage Sensor and the NXVCT Optical Voltage and Current Sensor. These devices measure current and voltage, the fundamental measurement parameters for all electrical systems. Typical functions of optical sensors include, for example, bulk electric power revenue metering, system protection and control of ultra high current.

        Digital optical sensors are critical components for electric utilities to fully convert to digital systems. Conventional iron core analog sensors have inherent limitations in determining the accuracy and linearity of the source data, which is provided to all subsequent system components and software. Optical sensors perform measurements digitally and eliminate the inaccuracy and reliability concerns associated with analog data from conventional sources. NxtPhase current sensing technology winds an optical fiber around a current carrying conductor. By analyzing how the light polarization is altered as current passes through the fiber optic sensor head, a highly accurate current measurement is derived. NxtPhase voltage sensing technology utilizes the Pockels effect to derive measurements of electric field at specific points in a high-voltage insulator column. These field measurements are combined to yield a highly accurate voltage measurement impervious to temperature, vibration and electric field disturbances such as pollution, adjacent phases and installation geometry.

        NxtPhase optical sensors offer more reliable control and protection for electrical systems, improved safety for substation personnel and low cost installation due to their light weight and small size. Additions to network capacity require more equipment in substations that are often constrained for space. Optical sensors are a fraction of the weight and size of conventional instrument transformers and can be installed in unique ways on existing structures to reduce the need for physical redesign of the substation or expansion of the substation footprint. The flexible nature of the optical sensors allows for ease of integration with other equipment types further reducing the pressure on space requirements.

        NxtPhase has developed its digital optical sensor products with high standards and believes them to be competitively priced. These products have been in the commercial demonstration stage since 2002 and NxtPhase began commercial production in January 2004. Approximately 20 utilities and industrial companies have purchased NxtPhase's digital optical sensors.

        Optical sensors made up a very small share of the overall market for instrument transformers in 2004 and the first eight months of 2005. Thus, NxtPhase believes that the growth potential for its products is significant. NxtPhase estimates the current global market for stand-alone conventional high voltage instrument transformers, the equipment that optical sensors could entirely replace over time, to be between $400 million and $600 million annually. In addition, there is a large global market for high voltage equipment with integrated instrument transformers, which optical sensors permit. As the electric power industry adapts to competitive market forces, its requirements are evolving and conventional technology will no longer serve all of the industry's needs. NxtPhase optical sensing products and services are designed to meet these changing requirements, as follows:

  •
  Maximizing the capacity of existing resources requires digital information that is collected at the source. Capacity and operating safety margins are directly influenced by the inaccuracy of analog sensors. Digital sensors enable customers to collect real time, accurate current and voltage information. The resulting subsequent system control is more efficient and effective, permitting higher capacity use and revenue to the utilities.

  •
  The disaggregation of power generation and transmission systems increases the need for accurate revenue measurement. Highly accurate sensors are required for metering bulk interchange points. Uncertainty created by analog revenue metering may result in significant loss of revenue for a utility at a single metering point. With the increase in the number of interchange points dramatically driven by the increase in industry participants, digital solutions can more accurately and cost effectively manage revenue metering.

  •
  Interchange points for independent power producers experience wide range bi-directional flows that require expensive and redundant analog equipment for measurement and protection. Optical sensors eliminate this redundancy by managing the bi-directional flow with one sensor and provide digital data over a wide dynamic range to better protect and measure power generation. The result is a reduction in capital costs, operating expenditures and number of metering points.

        Two large vendors of electrical apparatus, ABB and AREVA, also offer optical systems to the utility market. Their sensors are made with a single, large, glass element and are not as flexible as NxtPhase's fiber optic solutions and not as accurate when exposed to vibration and heat typically present in utility operations. The products of these vendors are limited to niche applications. In addition, NxtPhase is the only company to have had sales in both the industrial and the much-larger utility markets.

        NxtPhase's optical sensors have proven performance in the substation environment. NxtPhase's strategy is to provide sensors that are more accurate, safer, easier to use, wider in terms of dynamic range, more reliable and less expensive to purchase, install and maintain than conventional technology. Additional value for the customer comes from reduced capital expense, as well as lower installation, commissioning, operating, maintenance and disposal costs. To move from early commercial installation to full commercial production, NxtPhase's near-term product plans are focused on four key elements:

  •
  Cost Reduction:  The cost of the new generation of high voltage assemblies of NxtPhase's current sensor has been significantly reduced and is now more competitive with conventional current transformers and extended range conventional transformers. Reducing the cost of NxtPhase's voltage sensor is more challenging since the technology involved is more complex and the voltage sensor competes against very low cost, but less accurate, conventional voltage transformers.

  •
  Increased Reliability:  The reliability of NxtPhase's sensor is competitive with other substation equipment. NxtPhase plans to enhance reliability, which will also allow NxtPhase to reduce service and warranty costs and associated expenses for customers.

  •
  Ease of Use:  NxtPhase plans to reduce the overall size and complexity of its optical sensors while maintaining low cost and high reliability.

  •
  Compatibility with Existing Equipment:  NxtPhase has incorporated a new interface that replicates the output from conventional sensors and allows NxtPhase's customers to replace conventional sensors with optical sensors. The NxtPhase product enables the customer to complete the upgrade to digital as capital budgets permit.

        Joint Development Projects.    To leverage the benefits of its digital optical sensors, NxtPhase has entered into the following joint development projects with third parties.

        Gas Insulated Switchgear.    NxtPhase has entered into an agreement with VA TECH T&D GmbH for the joint development of a new product. Under the agreement, VA TECH will combine NxtPhase optical current and voltage sensors with its Gas Insulated Switchgear (GIS), and supply this integrated solution to power facilities worldwide. NxtPhase expects that this integrated solution will ultimately reduce the space requirements of the GIS system, increase power system availability and eliminate inaccurate current measurement due to overheating and saturation of conventional transformers. The GIS solution will have lower manufacturing costs because of significantly reduced size and material costs.

        Circuit Breaker with Integrated Current Transformer.    NxtPhase has entered into another agreement with VA TECH for the development and marketing of circuit breakers with integrated optical current sensors. This jointly developed solution eliminates the need to mount current transformers on separate foundations to reduce substation size and enhance safety. This solution will be generally less expensive to manufacture than existing products.

        Ultra High Current DC Measurement.    NxtPhase has entered into an exclusive agreement with DynAmp, LLC (DynAmp) to sell NxtPhase's optical current sensors to DynAmp for ultra-high current DC applications in industrial electrochemical processing activities. Under the terms of the agreement, DynAmp integrates NxtPhase sensors into complete measurement solutions and sells the integrated devices under the DynAmp brand name. The end customer benefits from a device with very consistent performance, high accuracy, light weight and installation flexibility relative to conventional measurement systems. DynAmp holds a market leading position in the electrochemical processing sector, which serves current-intensive processes such as chlorine and aluminum production. This relationship is beneficial for NxtPhase because it provides established sales relationships to generate additional revenues and greater operating margins.

        Digital Relays.    Digital relays identify and protect the electrical system from transients, disturbance faults or surges of electric power to enable a utility's safe and continuous operation. By interpreting system information, NxtPhase's relays are able to trigger preventive actions, if necessary, to protect lines and power delivery equipment. As with digital sensors, digital relays also are key elements of utilities' conversion from analog to more accurate digital systems. NxtPhase sells, primarily in North America, a number of relay products with multiple features, all of which it believes are competitively priced. NxtPhase offers the L-PRO Line Protection Relay, T-PRO Transformer Protection Relay, B-PRO Bus Protection Relay and F-PRO Feeder Protection Relay.

        NxtPhase relay customers are primarily North American utilities and industrial companies. The global relay protection market was estimated at $300 million in 2004. Utility customers represent 60%

of the global protective relay market. Original Equipment Manufacturers, independent power producers and industrial and commercial end-users of electricity represent 40% of the global protective relay market. North America represents an estimated 30% of the global market for protective relay products. NxtPhase's market share is less than 1% in the market it serves. To increase market share, NxtPhase offers intelligent and easy to use digital relays with exceptional functionality that are priced below its competitors' comparable products.

        Utilities worldwide face a changing demographic in their workforce resulting in a loss of technical resources. To compensate, relays must be easy to use. NxtPhase's digital relays are already integrated with recorder functionality as a single device, and provide Windows®-based software that is easy to use. In addition, customers prefer digital relays due to the minimal training costs involved and ease of set up. NxtPhase's digital relays have a common platform, which provides NxtPhase with efficiencies in development and manufacturing. The common platform permits NxtPhase to introduce product upgrades at low costs.

        One large vendor, Schweitzer Engineering Laboratories, dominates the relay market in North America. NxtPhase believes that utilities are increasingly seeking viable alternatives to this market leader to avoid single source supplier issues. Further, some customers have indicated a preference for two significant relay manufacturers because they prefer to have two different relay models as part of their systems. This redundancy permits utilities to have a backup relay in place in the event the primary relay malfunctions.

        NxtPhase believes that its relays have the potential to compete effectively by providing better communication and integration capability, more valuable analysis software, easy-to-use programming tools and competitive prices.

        Digital Recorders.    Digital recorders are used for the intelligent recording of disturbance faults to enable diagnosis and preventative maintenance of power transmission lines and equipment. Recorders play a crucial role in helping experts understand the root cause of problems on the electric grid. Utilities require fault information that is comprehensive, reliable and easy to analyze. NxtPhase has a well-established digital recorder product, the TESLA Disturbance Fault Recorder, which it believes to be the best-in -market product. NxtPhase's recorders are low cost, digital and have Windows®-based software that is easy to use. Sales of digital recorders are expected to be an important component of revenue for NxtPhase in the near term as they represent a high margin, short sales cycle product line.

        NxtPhase believes that there is a near-term growth opportunity for NxtPhase as utilities take actions to meet recommendations resulting from the 2003 blackout that affected the power grid of the U.S. Northeast and Midwest, along with Eastern Canada. Recorder sales are expected to increase as utilities add recording capability to gather information on their power systems to prevent future blackouts and industrial demand for power quality analysis tools increases.

        In North America, there is no dominant market leader in the recorder market. NxtPhase competes at the high end of the market with its TESLA recorder product. NxtPhase's competitors in this area have higher-cost and older technology platforms. The TESLA's competitive advantages include:

  •
  superior performance, including intuitive setting and analysis software;

  •
  the ability to cross-trigger a system of recorders to gather information over a wide area; and

  •
  advanced communications that allow NxtPhase recorders to be easily integrated at very competitive pricing.

        NxtPhase also competes at the lower end of the market, where competition is primarily based on price, with a modified, low-cost version of the TESLA recorder.

        Some large North American utilities and many international utilities require third-party certification of recorders. NxtPhase is diligently working to obtain these certifications and anticipates no difficulty in obtaining certifications for its recorder products.

Intellectual Property

        NxtPhase has a portfolio of intellectual property, including 12 patents owned and granted, plus seven pending patent applications. NxtPhase owns patents relating to sensor element designs both for current and voltage, interrogation and detection schemes, as well as overall high voltage sensing systems. The intellectual property portfolio also includes a combination of assigned and licensed patents that are licensed exclusively for NxtPhase's field of use.

        NxtPhase has further developed electric current sensing technology originally licensed from The Texas A&M University System and Honeywell's Space and Aviation Controls Division. The base of NxtPhase's current sensing technology was developed as a spin-off of fiber-optic gyroscope technology used for civil and military navigation applications. The voltage sensing technology was developed in partnership with the University of British Columbia, BC Hydro and Carmanah Engineering. The NxtPhase relay and recorder team developed its digital protection and recording technology.

        NxtPhase has entered into a license agreement for patents owned by The Texas A&M University System (TAMUS). Under this agreement, NxtPhase is required to make royalty payments of 1% of net sales. In addition, NxtPhase has the right to enter into a long-term license agreement with TAMUS for the same patents. If the long-term license agreement is agreed to by the parties, NxtPhase would be required to make royalty payments of 0.5% of net sales and make annual payments to TAMUS. TAMUS would also be entitled to receive shares of NxtPhase Class A preferred stock and common stock, or, in the event the plan of arrangement with Beacon is consummated and NxtPhase becomes a wholly owned subsidiary of Beacon, TAMUS would be entitled to receive shares of Beacon common stock.

        NxtPhase is trademark protected in Australia, Japan, the European Union, the United States, New Zealand, Canada and China.

Research and Development

        NxtPhase conducts research and development to implement its strategic goals. Product development activities are currently focused on new products and supporting cost reductions planned for NxtPhase's digital optical sensors.

        NxtPhase entered into a term sheet with the Canada Foundation for Sustainable Development Technology (SDTC) for a grant to be received by NxtPhase. The SDTC grant will be used to support product development at NxtPhase and fund demonstration sites in Canada with SDTC consortium members. Full details of the project remain confidential until the project contracts are finalized. The following information is publicly disclosed on the SDTC website: "This project will involve the development and demonstration of optical current and voltage sensors to control and monitor large-scale electricity electric power grids. It is expected that devices of this type will replace the instrument transformers and circuit breakers currently in use. Existing instrument transformers and circuit breakers are insulated either with toxic oils or sulfur hexafluoride (SF6) gas, the latter of which is an extremely potent greenhouse gas. The optical sensors represent a safe and environmentally friendly solution, with superior performance resulting in enhanced reliability of the grid reducing the probability of events such as the August 2003 blackout. Consortium members: BC Transmission Corporation, Hydro Quebec, Powertech Labs and University of British Columbia."

        NxtPhase and VA TECH T&D GmbH entered into an agreement for the joint development of gas insulated switchgear (GIS) optical current and voltage sensors for use by power facilities worldwide.

NxtPhase expects that the integrated solution will ultimately reduce the space requirements of the GIS system, eliminate current transformers saturation, improve the accuracy of current measurement and increase power system availability.

        NxtPhase and DynAmp LLC are jointly developing high current DC sensors for industrial markets. NxtPhase provides the core optical sensing elements, while DynAmp is developing the physical measurement head, compensation and interface circuits. The companies are jointly working on metrology and verification of the system function.

Manufacturing

        NxtPhase's manufacturing strategy is to continue to improve product supply based on three fundamental objectives: quality, scalability and cost. Product quality is achieved by establishing a supply chain managed by process, metrics and continuous improvement. Scalability is achieved by combining a strategy of outsourcing and improved vertical integration of manufacturing stages into an assembly line of suppliers. NxtPhase has an ongoing focus on reducing manufacturing costs through process improvements, higher yields and supplier negotiations as volumes increase.

  Digital Optical Sensors

        NxtPhase's manufacturing objectives, as they relate to digital optical sensors, will be achieved by a series of process improvements and product stabilization steps for the implementation of a staged outsourcing strategy. The timing and degree of outsourcing will depend on sales volumes, capacity plans and the cost benefit analysis.

  Digital Relays and Digital Recorders

        NxtPhase subcontracts the manufacture of relays and recorders to Beckwith Electric Co., Inc. Beckwith is an experienced manufacturer of relays and recorders. The manufacturing agreement between NxtPhase and Beckwith includes incentives for Beckwith to pursue cost and performance improvements. Beckwith is an ISO certified organization committed to providing NxtPhase with greater flexibility and scalability for production. Price mark-ups for components are limited due to a high degree of vertical integration at Beckwith and are those savings passed on to NxtPhase.

Sales and Marketing

        NxtPhase uses multiple channels to the market to cost effectively increase coverage and brand awareness. NxtPhase works with established sales representatives who are familiar with NxtPhase's target customer base and with its technology. These representatives help accelerate sales at smaller accounts due to established contacts, credibility and calling efficiency.

        To further broaden its reach and increase market penetration, NxtPhase has established a selling alliance with recognized leaders in industry. By partnering with well-recognized leaders in the industry, NxtPhase is able to maximize potential sales, diversify risks, and eliminate entry barriers. VA TECH T&D GmbH, a market leader, is working with NxtPhase to sell current and voltage transformers to electric power utilities, while DynAmp, LLC, another well-recognized industry leader, is distributing NxtPhase's optical products to industrial users. In addition NxtPhase sells optical sensors to DynAmp, its OEM partner, for use in high-current DC measurement.

Government Regulation

        There are various product certification or qualification requirements in each geographic jurisdiction where NxtPhase operates. For example, although current and voltage transformers used in revenue metering transactions do not require certification in the United States, certification is required in Canada and in many other countries.

        NxtPhase's current recorder platform was designed to North American standards. As NxtPhase expands its reach to the international market, it also must meet international standards.

        Some large North American utilities and most international utilities require third-party certification verifying that NxtPhase's product meets the specifications to which the product has been designed.

Facilities

        NxtPhase leases three facilities in Vancouver, Winnipeg and Phoenix. Its premises in Vancouver are equipped for manufacturing and testing of digital optical sensors, as well as for its corporate headquarters. In Phoenix, its premises are equipped for digital optical current sensor assembly. NxtPhase has an office for development and service employees in Winnipeg.

Employees

        NxtPhase has approximately 38 employees of whom approximately half are located in Vancouver with the balance evenly split between Phoenix and Winnipeg. NxtPhase does not have any employees who are members of a union.

Legal Proceedings

        NxtPhase is not a party to any legal proceedings.

NXTPHASE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
AS OF JUNE 30, 2005

        You should read the following discussion and analysis in conjunction with the Consolidated Unaudited Financial Statements of the Company for the Six Months ended June 30, 2005. The following discussion of NxtPhase's financial condition and results of operations contains forward-looking statements that involve risks and uncertainties. NxtPhase's actual results may differ materially from what is discussed in the forward-looking statements.

        The terms "NxtPhase," "the Company," "it" and "its" refer to NxtPhase T&D Corporation.

Overview

        On August 17, 2004, all assets of NxtPhase Corporation were transferred to the secured creditors of NxtPhase Corporation and the corporation ceased active operations. The secured creditors transferred these assets into a new entity, NxtPhase T&D Corporation and recommenced the business. The Company was financed to continue the business of developing, manufacturing and selling relays and recorders for use in the electric power industry as well as to continue developing products and markets for sale of its optical sensors. With the recommencement of the business, shareholders of NxtPhase nominated a Board of Directors and appointed Andrea Johnston as President and Chief Executive Officer.

        On November 12, 2004, NxtPhase entered into an equity financing transaction to receive approximately $5 million for the issuance of Class A preferred shares. In connection with the financing, the shareholders agreed to grant an option to one of the shareholders to purchase all the outstanding shares of NxtPhase within twelve months of the date of the financing. The shareholder was permitted to assign the option to Beacon or any Beacon affiliate. The aggregate consideration for the NxtPhase shares is to be paid in shares of Beacon common stock to the holders of NxtPhase shares and the grant of restricted stock units to NxtPhase employees. On April 22, 2005, NxtPhase entered into the arrangement agreement with Beacon providing for the plan of arrangement.

        If the plan of arrangement is not completed, NxtPhase must raise additional equity to execute its business plan. Based on its rate of expenditure of cash and the additional expenditures expected in support of its business plan, NxtPhase will need to obtain an equity investment or other funding by January 2006 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development of optical sensor products;

  •
  manufacturing operations

  •
  working capital requirements; and

  •
  sales and OEM relationship development

Results of Operations

Six months ended June 30, 2005
(in thousands)
Revenues	$1,658
Cost of goods sold	1,430
Selling, general and administrative	2,250
Research and development	1,261
Other expense (earnings)	(61)

        Revenues.    NxtPhase recorded revenues from the sale of its relay and recorder products of $1,533,000 and revenues from the sale of its optical sensor products of $125,000 during this period.

        Cost of Goods Sold.    Cost of goods sold for the six months ended June 30, 2005 include costs associated with the sale of both NxtPhase's optical sensors and relay and recorders.

        Selling, General and Administrative Expenses.    NxtPhase's sales and marketing expenses consist primarily of compensation and benefits for its sales and marketing personnel. NxtPhase's general and administrative expenses consist primarily of compensation and benefits related to its corporate staff, professional fees, premises expenses and insurance and travel costs. The company has renegotiated leases in certain of its locations which will result in reduced costs. Additional legal and audit costs were incurred during the period to support the business combination with Beacon. Selling, general and administrative expenses totaled approximately $2,250,000 for the six months ended June 30, 2005.

        Research and Development.    NxtPhase's cost of research and development consists primarily of the cost of compensation and benefits for research and development staff, contract services for outstanding development and testing expertise, as well as materials and supplies used in the engineering design process. Research and development expenses totaled approximately $1,261,000 for the six months ended June 30, 2005.

        Other Earnings, net.    NxtPhase's non-operating earnings were primarily attributable to a foreign exchange gain.

Liquidity and Capital Resources

Six months ended June 30, 2005
(in thousands)
Cash and cash equivalents	$501
Working capital	658
Cash provided by (used in)
Operating activities	(2,757)
Investing activities	(227)
Financing activities	548

Net increase in cash and cash equivalents	$(2,380)

Current ratio	1.8

        Cash requirements of NxtPhase depend on many factors, including but not limited to research and development activities, continued efforts to commercialize products, facilities costs, and general and administrative expenses, costs related to raising additional equity and costs related to supporting the completion of the plan of arrangement. NxtPhase is restricting its product development and infrastructure build while trying to demonstrate greater top line growth and customer traction prior to another financing. NxtPhase has taken significant actions to reduce its cash expenditures for product development, infrastructure and production readiness by reducing headcount, development spending and capital expenditures over the past two years. NxtPhase must raise additional equity to execute its business plan and remain a going concern. Based on its rate of expenditure of cash and the additional expenditures expected in support of its business plan, NxtPhase will need to obtain an equity investment or additional financing by January 2006 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development of optical sensor products;

  •
  manufacturing operations;

  •
  working capital requirements; and

  •
  sales and OEM relationship development,

        Net cash used in operating activities was approximately $2,757,000 for the six months ended June 30, 2005. For the period, NxtPhase had a net loss of approximately $3,229,000. Changes in operating assets and liabilities generated approximately $472,000 of cash during the same period.

        Investing activities included $27,000 for the purchase of capital assets and a $200,000 security deposit for a facility in Phoenix.

        Cash from financing activities was primarily comprised of $500,000 received from a private placement of 111,111 Class A Preferred shares.

NXTPHASE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
AS OF DECEMBER 31, 2004

        You should read the following discussion and analysis in conjunction with "NxtPhase Selected Historical Financial Data" and our financial statements and notes included elsewhere in this joint proxy statement. The following discussion of NxtPhase's financial condition and results of operations contains forward-looking statements that involve risks and uncertainties. NxtPhase's actual results may differ materially from what is discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors."

        The terms "NxtPhase," "the Company," "it" and "its" refer to NxtPhase T&D Corporation.

Overview

        On August 17, 2004, all assets of NxtPhase Corporation were transferred to the secured creditors of NxtPhase Corporation and the corporation ceased active operations. The secured creditors transferred these assets into NxtPhase, a new entity, and recommenced the business. The Company was financed to continue its business of developing, manufacturing and selling relays and recorders for use in the electric power industry as well as continue developing products and markets for sale of its optical sensors. With the recommencement of the new business, shareholders of NxtPhase nominated a new Board of Directors and appointed Andrea Johnston as President and Chief Executive Officer.

        On November 12, 2004, NxtPhase issued approximately $5 million worth of Class A preferred stock to certain of its existing shareholders. In connection with the financing, the shareholders agreed to grant an option to Perseus 2000, L.L.C., assignable to Beacon, to acquire all of the shares of NxtPhase for consideration, to be paid in shares of Beacon common stock. On April 22, 2005, the option to purchase the shares of NxtPhase was transferred to Beacon, and the arrangement agreement was executed.

        NxtPhase will require additional funding to execute its business plan. Based on its rate of expenditure of cash, the additional expenditures expected in support of its business plan, the amount of cash on hand and existing financing commitments, NxtPhase will require additional funding by January, 2006 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development of optical sensors and relays and recorders;

  •
  manufacturing capability; and

  •
  working capital requirements.

Results of Operations

Four and one-half months ended December 31, 2004
(in thousands)
Revenues	$1,617
Cost of goods sold	1,591
Selling, general and administrative	1,785
Research and development	689
Interest and other expense, net	175

        Revenues.    NxtPhase recorded revenues from the sale of its relay and recorder products of approximately $1,381,000 and recorded revenues from the sale of its optical sensor products of approximately $236,000 during this period.

        Cost of Goods Sold.    Cost of goods sold, for the four and one-half months ended December 31, 2004 include costs associated with sale of both NxtPhase's optical sensors and relays and recorders.

        Selling, General and Administrative Expenses.    NxtPhase's sales and marketing expenses consist primarily of compensation and benefits for its sales and marketing personnel. Some additional costs were incurred in August and September 2004 to inform NxtPhase's customers of the completion of the restructuring. NxtPhase's general and administrative expenses consist primarily of compensation and benefits related to its corporate staff, professional fees, premises expenses and insurance and travel costs. Active negotiations for reduction in occupancy costs are underway at all three locations. Additional legal and audit costs were incurred during the period and will be in the remainder of 2004 to support the due diligence activity of Beacon. Selling, general and administrative expenses totaled approximately $1,784,000 for the four and one-half months ended December 31, 2004.

        Research and Development.    NxtPhase's cost of research and development consists primarily of the cost of compensation and benefits for research and development staff, contract services for outstanding development and testing expertise, as well as materials and supplies used in the engineering design process. Research and development expenses totaled approximately $689,000 for the four and one-half months ended December 31, 2004.

        Interest and Other Expense, net.    NxtPhase's non-operating expenses were primarily attributable to a foreign exchange loss.

Liquidity and Capital Resources

Four and one-half months ended December 31, 2004
(in thousands)
Cash and cash equivalents	$2,899
Working capital	3,187
Cash provided by (used in)
Operating activities	(1,801)
Investing activities	(63)
Financing activities	4,325

Net increase in cash and cash equivalents	$2,584

Current ratio	3.2

        Cash requirements of NxtPhase depend on many factors, including but not limited to research and development activities, continued efforts to commercialize products, facilities costs, and general and administrative expenses, costs related to raising additional equity and costs related to supporting due diligence to support the option to sell the outstanding shares of NxtPhase. NxtPhase is restricting its product development and infrastructure build while trying to demonstrate greater top line growth and customer traction prior to another financing. NxtPhase has taken significant actions to reduce its cash expenditures for product development, infrastructure and production readiness by reducing headcount, development spending and capital expenditures over the past two years. NxtPhase must raise additional equity to execute its business plan and remain a going concern. Based on its rate of expenditure of cash and the additional expenditures expected in support of its business plan, NxtPhase will need to obtain an equity investment or additional financing by July 2005 to fund:

  •
  continuing as a going concern;

  •
  ongoing research and development of optical sensor products;

  •
  manufacturing operations;

  •
  working capital requirements; and

  •
  sales and OEM relationship development,

        Net cash used in operating activities was approximately $1,801,000 for the four and one-half months ended December 31, 2004. The primary component to the negative cash flow from operations is from net losses. For the period, NxtPhase had a net loss of approximately $2,623,000. Changes in operating assets and liabilities generated approximately $822,000 of cash during the same period.

        Net cash generated by financing activities was $4,325,000 for the period. NxtPhase received cash of $5,010,000 for the issuance of Class A preferred during the period. This was offset by $685,000 of repayments to a stockholder and one-time retention payments made to suppliers.

NXTPHASE CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
AS OF AUGUST 16, 2004

        The following discussion of Old NxtPhase's financial condition and results of operations should be read in conjunction with its financial statements, the notes to those financial statements and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain forward-looking statements that reflect plans, estimates, intentions, expectations and beliefs. Actual results could differ materially from those discussed in the forward-looking statements. See "Cautionary Statement Concerning Forward-Looking Statements." Factors that could cause or contribute to such differences include, but are not limited to, those set forth in the "Risk Factors "section and contained elsewhere in this joint proxy statement.

        The terms "Old NxtPhase," "the Company," "it" and "its" refer to NxtPhase Corporation.

Overview

        At the commencement of 2004 the financing advisory committee of the board of directors of Old NxtPhase worked actively to recapitalize Old NxtPhase based on a plan for significant reduction in required cash burn. On March 3, 2004, when it became apparent that the restructuring would not be successful all directors of Old NxtPhase resigned as did its chief executive officer, Kip Smith, and an interim receiver was appointed. The interim receiver was appointed by the Supreme Court of British Columbia on behalf of the secured creditors of Old NxtPhase to manage the business of Old NxtPhase in the absence of officers and directors. On August 17, 2004 the secured creditors transferred the assets of Old NxtPhase to a new entity and ceased active business of Old NxtPhase. Until August 17, 2004, Old NxtPhase attempted to preserve its key employees, intellectual property, strategic relationships, critical suppliers and customer relationships, and steps were taken to minimize cash spent including further headcount reduction of approximately 15 people. Although the interim receiver was able to borrow funds to preserve the assets, funds were not always readily available, so customer sales and shipments were impacted. The interim receiver borrowed over $2 million from several previous investors in Old NxtPhase.

Results of Operations

Seven and one-half months ended August 16, 2004
(in thousands)
Revenues	$1,486
Cost of goods sold	1,832
Selling, general and administrative	2,235
Research and development	1,404
Restructuring costs	(52)
Interest and other expense, net	1,058

        Revenues.    Old NxtPhase recorded revenues from the sale of its relay and recorder products of $1 million and recorded revenues from the sale of its optical sensor products of $86 thousand during the seven and one-half month period. Revenue from both relays and recorders and optical sensors is recognized when there is persuasive evidence of all necessary elements as outlined in SEC Staff Accounting Bulletin No. 104. Because optical sensors are new products for most customers, field installation support is required for most customer sales. As a result, there is often several months' delay between customer shipment and revenue recognition, resulting in deferred revenue over year-ends.

When Old NxtPhase ceased operation August 16, 2004 there were three systems that it had shipped to customers, for which it had not recognized revenue.

        Cost of Goods Sold.    Old NxtPhase recorded cost of goods sold from sale of its relay and recorder products of $0.9 million and recorded cost of goods sold for the sale of its optical sensor products of $0.9 million during the seven and one-half month period. Additional expenses were incurred to keep the contract manufacturer of relays and recorders producing products with significant uncertainty as to the future of the business. Gross margin was negatively impacted. Manufacturing overhead for optical sensors is still high because of the low volume of production of optical sensors, resulting in negative gross margin.

        Selling, General and Administrative Expenses.    Old NxtPhase's sales and marketing expenses consist primarily of compensation and benefits for sales and marketing personnel and related business development expenses. During the period to August 16, 2004, some of the staff reductions undertaken were in the sales and marketing area, including two regional managers and a marketing communications professional. Travel was reduced significantly during this period as staff awaits clarification as to the future of the company and as to the availability of cash to development new customer orders.

        Research and Development.    Old NxtPhase's cost of research and development consists primarily of the cost of compensation and benefits for research and development, outsourced professional expertise and testing laboratory expenses, as well as materials and supplies used in the engineering design and development process. During the period, Old NxtPhase reduced its staff and its research and development projects. As it was believed that value of the assets would be enhanced by its joint development programs with OEM partners, focused work continued on the gas insulated substation optical current transformer.

        Restructuring Costs.    During 2003, Old NxtPhase undertook restructuring activities to streamline its operations and workforce, consolidate sites, and outsource relay and recorder product manufacturing. Employee severance comprised the majority of the costs. By the end of 2003 closure of the Winnipeg office was put on hold pending clarification of the future financing of Old NxtPhase. During the period it was decided that staff would not be relocated, resulting in the reversal of accrual for some relocation expenses. Severance costs were incurred for terminated employees in April 2004.

        Interest and Other Expense/Income, net.    Old NxtPhase's non-operating income and expenses are primarily attributable to interest expense on convertible debentures.

Liquidity and Capital Resources

Seven and one-half months ended August 16, 2004
(in thousands)
Cash and cash equivalents	$359
Working capital	2,261
Cash provided by (used in)
Operating activities	(3,271)
Investing activities	(435)
Financing activities	1,956

Net decrease in cash and cash equivalents	(1,776)

Current ratio	N/A

        Old NxtPhase's cash requirements depend on many factors, including but not limited to, research and development activities, continued efforts to commercialize its products, facilities costs as well as general and administrative expenses. Old NxtPhase took significant steps to preserve assets during the period to August 16, 2004 while minimizing the cash required.

NXTPHASE CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
AS OF DECEMBER 31, 2003

        The following discussion of Old NxtPhase's financial condition and results of operations should be read in conjunction with its financial statements, the notes to those financial statements and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain forward-looking statements that reflect plans, estimates, intentions, expectations and beliefs. Actual results could differ materially from those discussed in the forward-looking statements. See "Cautionary Statement Concerning Forward-Looking Statements." Factors that could cause or contribute to such differences include, but are not limited to, those set forth in the "Risk Factors "section and contained elsewhere in this joint proxy statement.

        The terms "Old NxtPhase," "the Company," "it" and "its" refer to NxtPhase Corporation.

Overview

        At the beginning of 2002, Old NxtPhase commenced a program to significantly upgrade its management, processes, and market presence. An aggressive sales growth was planned in all of Old NxtPhase's product lines. Growth was anticipated to come from channel partnership, geographic territory expansion, and expansion and upgrade of the sales and marketing team. Infrastructure spending and headcount increased to support the growth plan. In the second quarter of 2003, convertible debentures, which were secured by a general security agreement over all of the assets of Old NxtPhase, were negotiated and issued. It was anticipated that the funding provided by the debentures would enable Old NxtPhase to reach cash flow break even, at which point they would be replaced by equity. To achieve break even, very aggressive sales growth in the third and fourth quarters of 2003 would need to be met. Also in the second quarter of 2003, Old NxtPhase undertook activities to streamline its operations and workforce, consolidate sites, and outsource relay and recorder product manufacturing. Significant expenditures and commitments were made to relocate, recruit and terminate staff in the Winnipeg location.

        In the third and fourth quarters of 2003, Old NxtPhase's sales performance fell significantly below its business plan, necessitating a review of future sales plans and the forecasting of timing of cash flow break even. As a result of this review, Old NxtPhase concluded that additional funding would be required. Closure of the Winnipeg location was delayed. The financing advisory committee of the board of directors engaged an investment banking firm to prepare a recapitalization plan. As of the end of 2003, Old NxtPhase required additional equity by March 2004 to achieve the following:

  •
  continue as a going concern;

  •
  develop cost competitive optical products to serve the needs of the market;

  •
  refresh the relay and recorder platforms;

  •
  support quality manufacturing operations; and

  •
  growth working capital requirements.

        Subsequent to the end of 2003, when Old NxtPhase concluded that the recapitalization plan would not be successful, at the request of the convertible debenture holders an interim receiver for Old NxtPhase was appointed. As a result, the financial statement going concern assumption was not appropriate. Significant adjustments were made to all assets of Old NxtPhase as at December 31, 2003 to reflect the adjusted carrying value.

        From inception through December 31, 2003, Old NxtPhase incurred losses of approximately $69 million.

Results of Operations

	Year ended December 31,
	2003	2002	$ Change	% Change
	(in thousands)
Revenues	$3,866	$4,770	$(904)	(19)%
Cost of goods sold	3,431	2,791	640	23%
Selling, general and administrative	5,897	6,084	(187)	(3)%
Research and development	6,225	6,075	150	2%
Restructuring costs	723		na	na
Impairment of assets	2,164		na	na
Interest and other expense, net	712	256	456	278

        Revenues.    Old NxtPhase recorded revenues from the sale of its relay and recorder products of $3.1 million and recorded revenues from the sale of its optical sensor products of $0.7 million during 2003. Revenue from relays and recorders is recognized in accordance with the AICPA Statement of Position 97-2—"Software Revenue Recognition" since software is significant to the products as a whole. Up until early 2002 Old NxtPhase provided free software upgrades to customers during the ten year warranty period for its products. As a result, revenue from sales of products was deferred and recognized over the ten year period. During 2002, Old NxtPhase notified its customers that it would charge for future software upgrades to products. As a result, all deferred revenue for past years' sales was recognized in 2002 ($1.4 million). Sales in 2002 and 2003 were recognized when shipped to the customer, as all obligations to the customers were completed. Revenue from optical sensors is recognized when there is persuasive evidence of all necessary elements as outlined in FASB EITF issue #00-21 and SEC Staff Accounting Bulletin No. 104. Because optical sensors are new products for most customers, field installation support is required for most customer sales. As a result, there is often several months' delay between customer shipment and revenue recognition, resulting in deferred revenue over year ends.

        Selling, General and Administrative Expenses.    Old NxtPhase's sales and marketing expenses consisted primarily of compensation and benefits for sales and marketing personnel and related business development expenses. During 2003, Old NxtPhase recruited an industry leading Vice-President Sales and Marketing to lead team and market development. General and administrative expenses consist primarily of compensation and benefits related to Old NxtPhase's corporate staff, professional fees, insurance and travel. General and administrative expenses were reduced 3% in the year as a result of actions taken late in 2002.

        Research and Development.    Old NxtPhase's cost of research and development consisted primarily of the cost of compensation and benefits for research and development, outsourced professional expertise and testing laboratory expenses, as well as materials and supplies used in the engineering design and development process.

        Restructuring Costs.    Old NxtPhase undertook restructuring activities to streamline its operations and workforce, consolidate sites, and outsource relay and recorder product manufacturing. Employee severance comprised the majority of the costs. By year end 2003, closure of the Winnipeg office was delayed pending clarification of the future financing of Old NxtPhase.

        Asset Impairment Charges.    Write-off of goodwill and write-down of prepaid expenses and capital assets was considered appropriate given that the financial statements of Old NxtPhase could not be prepared on a going concern basis at December 31, 2003. Old NxtPhase's patents did not require any write-down as their carrying value is below the net related undiscounted cash flows from their sale or use.

        Interest and Other Expense/Income, net.    Old NxtPhase's non-operating income and expenses were primarily attributable to expense on convertible debentures in 2003 and interest income relating to cash on hand from its private financings in 2002.

Comparison of Year ended December 31, 2002 and 2001

	Year ended December 31,
	2002	2001	$ Change	% Change
	(in thousands)
Revenues	$4,770	$59	$4,711	(—)%
Cost of goods sold	2,791	901	1,890	209%
Selling, general and administrative	6,084	4,772	1,312	(27)%
Research and development	6,075	6,578	(503)	(8)%
Interest and other expense, net	256	605	(349)	(58)%

        Revenue.    Old NxtPhase recorded revenues from the shipment and sale of its relay and recorder products in 2002 of $3.0 million and recorded revenues from the sale of its optical sensor products of $0.4 million during 2002. Revenue from relays and recorders was recognized in accordance with the AICPA Statement of Position 97-2—"Software Revenue Recognition" since software was significant to the products as a whole. Up until early 2002, Old NxtPhase provided free software upgrades to customers during the ten year warranty period for its products. As a result, revenue from sales of products was deferred and recognized over the ten year period. During 2002, Old NxtPhase notified its customers that it would charge for future software upgrades to products. As a result, all deferred revenue for past years' sales was recognized in 2002 ($1.4 million). Revenue from shipment of the first optical system in 2001 was deferred until 2002 until all services including installation support and training had been provided to the customer.

        Selling, General and Administrative Expenses.    The increase from 2001 to 2002 of approximately $1.3 million was primarily due to the increase in professional sales staff. During 2002 industry experienced sales managers were added to the business to support growth plans in the relay and recorder business and as its optical products were ready to be sold more broadly.

        Research and Development Expenses.    The decrease from 2001 to 2002 of approximately $0.5 million was primarily due to decreased development material expenditures and externally testing costs. The decrease was reflective of the transition from heavy research and development to product development.

Liquidity and Capital Resources

	Year ended December 31,
	2003	2002	2001
	(in thousands)
Cash and cash equivalents	$2,135	$5,133	$256
Working capital	2,261	2,401	16,147
Cash provided by (used in)
Operating activities	(9,670)	(8,512)	(8,971)
Investing activities	(301)	12,389	(15,876)
Financing activities	6,725	(926)	22,183
Net decrease in cash and cash equivalents	$(2,998)	$4,877	$(2,664)
Current ratio	2.04	5.0	7.8

        Old NxtPhase's cash requirements depended on many factors, including but not limited to, research and development activities, continued efforts to commercialize its products, facilities costs as well as general and administrative expenses.

Inflation

        Old NxtPhase's operations were not materially affected by inflation.

DESCRIPTION OF BEACON CAPITAL STOCK

        Beacon is authorized by its Sixth Amended and Restated Certificate of Incorporation to issue an aggregate of 110,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. The following summary of provisions of Beacon's securities, various provisions of Beacon's corporate charter, by-laws and Rights Agreement, as amended, and provisions of applicable law is not intended to be complete and is qualified by reference to the provisions of applicable law and to Beacon's corporate charter, by-laws and Rights Agreement, which Beacon has previously filed with the SEC.

Common Stock

        The holders of Beacon common stock have one vote per share. Holders of Beacon common stock are not entitled to vote cumulatively for the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority, or, in the case of election of directors, by a plurality, of the votes entitled to be cast at a meeting at which a quorum is present by all shares of common stock present in person or represented by proxy, voting together as a single class.

Preferred Stock

        Beacon's Sixth Amended and Restated Certificate of Incorporation authorizes the Beacon board of directors, without further stockholder action, to provide for the issuance of up to 10,000,000 shares of preferred stock, in one or more series and to establish the rights, preferences, privileges and restrictions of any series of preferred stock, including dividend rights, dividend rates, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any designated series. Beacon may, from time to time, amend its Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock. Any such amendment would require the approval of the holders of both a majority of the members of the board of directors then in office and a majority of the voting power of all of the shares of capital stock entitled to vote for directors, without a separate vote of the holders of preferred stock or any series of preferred stock unless a separate vote of any such holder is otherwise required pursuant to the certificate of designations establishing a series of preferred stock.

        Beacon has 10,000,000 shares of preferred stock authorized, of which 1,100,000 shares have been designated as Series A Junior Participating Preferred Stock, which may be issued upon the occurrence of a triggering event under Beacon's Rights Agreement.

Rights Agreement

        On September 25, 2002, Beacon entered into a Rights Agreement with EquiServe Trust Company, N.A., pursuant to which the Beacon board of directors declared a dividend distribution of one preferred share purchase right for each share of Beacon common stock outstanding on October 7, 2002. The rights trade with, and are inseparable from, Beacon common stock until a distribution date occurs. Once the rights become exercisable, each right will allow its holder to purchase from Beacon one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, at a purchase price of $22.50, subject to adjustment from time to time. This portion of a preferred share will give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Beacon common stock. Prior to exercise, the rights do not give their holders any dividend, voting or liquidation rights.

        The rights only become exercisable on the earlier of: (a) the tenth day following a public announcement that a person or group of affiliated or associated persons, with certain exceptions, has become an acquiring person by beneficially owning 15% (except that such percentage is 35% for Perseus Capital, L.L.C. and persons who are beneficial owners through it) or more of Beacon outstanding common stock, or (b) such date, if any, as may be designated by the Beacon board of directors after the date of a person's or group's commencement of a tender or exchange offer the consummation of which would result in that person or group becoming an acquiring person.

        Once a person or group becomes an acquiring person, the rights have the following "flip-in" and "flip-over" features:

  •
  Flip-In:  If a person or group becomes an acquiring person, all holders of rights except the acquiring person may, for $22.50 per right, subject to adjustment from time to time, purchase shares of Beacon common stock with a market value two times the exercise price of such right.

  •
  Flip-Over:  If Beacon is later acquired in a merger or similar transaction after a distribution date has occurred, all holders of rights except the acquiring person may, for $22.50 per right, purchase shares of common stock of the acquiring corporation with a market value two times the exercise price of such right.

        Each one one-hundredth of a preferred share, once issued:

  •
  will not be redeemable;

  •
  will entitle holders to quarterly dividend payments of $1.00, or an amount equal to 100 times the dividend paid on one share of Beacon common stock, whichever is greater;

  •
  will entitle holders upon liquidation either to receive $22.50 per share, subject to adjustment from time to time, or an amount equal to 100 times the payment made on one share of Beacon common stock, whichever is greater;

  •
  will have the same voting power as one share of Beacon common stock; and

  •
  if shares of Beacon common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a payment equal to the payment made on one share of Beacon common stock.

        The value of one one-hundredth of a preferred share should approximate the value of one share of Beacon common stock.

        Beacon may redeem the rights as a whole, but not in part, at any time prior to the earlier of (a) the close of business on the tenth business day following the first date of public announcement by Beacon or an acquiring person that an acquiring person has become such or (b) September 30, 2012, at a price of $0.01 per right. After the redemption period has expired, Beacon's right of redemption may be reinstated if an acquiring person reduces his beneficial ownership to less than 15% of the outstanding shares of Beacon common stock in a transaction or series of transactions not involving Beacon and there are no other acquiring persons.

        The terms of the Rights Agreement may be amended by Beacon's board of directors without the consent of the rights holders with the exception of certain economic terms of the rights. After a distribution date has occurred, the board of directors may not amend the Rights Agreement in any way that adversely affects the holders of the rights.

Dividends

        Holders of Beacon common stock will share ratably in any dividends declared by the Beacon board of directors. Dividends consisting of shares of Beacon common stock may be paid to holders of shares of Beacon common stock.

Other Rights

        All holders of Beacon common stock are entitled to share ratably in any assets available for distribution to holders of shares of Beacon common stock upon Beacon's liquidation, dissolution or winding up. No shares of Beacon common stock are subject to redemption or have preemptive rights to purchase additional shares of Beacon common stock. The outstanding Beacon common stock is fully paid and nonassessable.

Warrants

        Beacon has outstanding three series of warrants to purchase Beacon common stock that were issued to Perseus Capital, L.L.C., GE Capital Equity Investments, Inc. and Perseus 2000 Expansion, L.L.C. These warrants are now exercisable for shares of Beacon common stock.

        The exercise price and the number of shares of Beacon common stock to be issued upon exercise of the warrants will be adjusted under certain circumstances, including:

  •
  subdivisions, stock dividends or combinations of Beacon common stock;

  •
  reclassifications, exchanges, substitutions, or in-kind distributions that result in a change in the number and/or class of the securities issuable upon exercise of the warrants;

  •
  reorganizations, mergers and similar transactions; and

  •
  the issuance of additional shares of Beacon common stock or securities convertible into Beacon common stock at a price per share less than the exercise price in effect immediately prior to the issuance of the additional securities.

        Holders of the warrants are not entitled to receive dividends, vote, receive notice of any meetings of stockholders or otherwise have any right as stockholders.

        Warrants outstanding as of the date of this joint proxy statement were as follows:

Series	Grant Date	Expiration Date	Exercise Price	Issued and Outstanding
Perseus Capital, L.L.C.	5/23/2000	5/23/2007	$2.25	1,333,333
GE (CR&D)	10/24/2000	10/24/2005	$2.10	120,000
Perseus 2000 Expansion, L.L.C.	5/24/2005	5/24/2010	$1.008	800,000
Perseus 2000 Expansion, L.L.C.	6/10/2005	6/10/2010	$1.008	138,636
Perseus 2000 Expansion, L.L.C.	7/21/2005	7/21/2010	$1.008	138,636

Total Warrants				2,530,605

        Perseus Capital, L.L.C. Warrant.    The warrant, originally issued in connection with Beacon's Class F Preferred Stock financing, is exercisable for 1,333,333 shares of Beacon common stock at an exercise price of $2.25 per share. In connection with the Investment Agreement among Beacon, Perseus Capital and Perseus 2000 Expansion dated April 22, 2005, Beacon extended, by two years, the term of the warrant. The holder of this warrant, Perseus Capital, may exercise the warrant at any time prior to its expiration on May 23, 2007.

        GE Capital Investments, Inc. Warrant.    Beacon has issued warrants in connection with an agreement with GE Corporation Research and Development, pursuant to which GE will provide Beacon with technical expertise in controls and materials. Under the terms of that agreement, GE agreed to make available to Beacon up to $2,000,000 of its services at cost, and Beacon issued GE Capital Equity Investments, Inc. a warrant to purchase 240,000 shares of Beacon common stock at an exercise price of $2.10 per share. Of these shares, 120,000 vested immediately and 120,000 will vest ratably to the extent Beacon uses GE's services. This agreement terminates, and any unvested options are forfeited on October 24, 2005. Beacon has not engaged GE for any services to date and thus, none of the remaining 120,000 shares have vested. The warrants issued to GE expire on October 24, 2005.

        Perseus 2000 Expansion, L.L.C. Warrants.    In connection with the investment in Beacon by Perseus 2000 Expansion, Beacon issued to Perseus 2000 Expansion a warrant for 800,000 shares of Beacon common stock, at an exercise price of $1.008, which price may be adjusted from time to time. On each of June 10, 2005 and July 21, 2005, Beacon issued a warrant to Perseus 2000 Expansion under an additional investment option for the purchase of 138,636 shares of Beacon at an exercise price of $1.008 per share.

Limitation of Liability and Indemnification

        Beacon's Sixth Amended and Restated Certificate of Incorporation limits the liability of Beacon's directors, officers and various other parties whom Beacon has requested to serve as directors, officers, trustees or in similar capacities with other entities to it or its stockholders for any liability arising from an action to which such persons were party by reason of the fact that they were serving Beacon or at Beacon's request to the fullest extent not prohibited by the Delaware General Corporation Law.

        Beacon has entered into indemnification agreements with its directors and officers. Subject to certain limited exceptions, under these agreements, Beacon will be obligated, to the fullest extent not prohibited by the Delaware General Corporation Law, to indemnify such directors and officers against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they were Beacon directors or officers. Beacon also maintains liability insurance for its directors and executive officers in order to limit Beacon's exposure to liability for indemnification of its directors and executive officers.

        As of the date of this joint proxy statement, there is no pending material litigation or proceeding involving any of Beacon's directors, officers, employees or agents in which indemnification will be required or permitted.

Provisions of Certificate of Incorporation and By-laws Which May Have Anti-Takeover Effect

        A number of provisions of Beacon's Sixth Amended and Restated Certificate of Incorporation and Amended and Restated By-laws concern matters of corporate governance and the rights of stockholders. These provisions may be deemed to have an anti-takeover effect and may discourage takeover attempts not first approved by Beacon's board of directors, including takeovers, which stockholders may deem to be in their best interests. If takeover attempts are discouraged, temporary fluctuations in the market price of Beacon common stock, which may result from actual or rumored takeover attempts, may be inhibited. These provisions, together with Beacon's staggered board of directors, also could delay or frustrate the removal of incumbent directors or the assumption of control by stockholders, even if the removal or assumption would be beneficial to Beacon's stockholders. These provisions also could discourage or make more difficult a merger, tender offer or proxy contest, even if favorable to the interests of stockholders, and could depress the market price of Beacon common stock. Beacon's board of directors believes that these provisions are appropriate to protect Beacon's interests and those of its stockholders. Beacon's board of directors has no present plans to adopt any further measures or devices, which may be deemed to have an "anti-takeover effect."

Special Meetings of Stockholders

        Beacon's Amended and Restated By-laws provide that a special meeting of stockholders may be called only by its President or board of directors unless otherwise required by law. Beacon's Amended and Restated By-laws also provide that only those matters included in the notice of the special meeting may be considered or acted upon at that special meeting unless otherwise provided by law. In addition, Beacon's Amended and Restated By-laws include notice and informational requirements and time limitations on any director nomination or any new proposal which a stockholder wishes to make at a special meeting of stockholders.

Director Vacancies and Removal

        Beacon's Amended and Restated By-laws provide that vacancies in its board of directors may be filled only by the affirmative vote of a majority of the remaining directors. Beacon's Amended and Restated By-laws provide that directors may be removed from office with or without cause and only by the affirmative vote of holders of a majority of the shares then entitled to vote at an election of directors, except that directors elected by a particular class or series of stock can only be removed without cause by the affirmative vote of holders of a majority of shares of that series or class.

Amendment of By-laws

        Beacon's Sixth Amended and Restated Certificate of Incorporation and Amended and Restated By-laws provide that its By-laws may be amended or repealed by Beacon's board of directors or by Beacon's stockholders. Such action by the board of directors requires the affirmative vote of a majority of the directors then in office. Such action by the stockholders requires the affirmative vote of holders of at least two-thirds of the shares then entitled to vote.

Statutory Business Combination Provision

        Section 203 of the Delaware General Corporation Law prohibits a publicly held Delaware corporation from consummating a "business combination," except under certain circumstances, with an "interested stockholder" for a period of three years after the date such person became an "interested stockholder" unless:

  •
  before such person became an interested stockholder, the board of directors of the corporation approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination;

  •
  upon the closing of the transaction that resulted in the interested stockholder's becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares held by directors who are also officers of the corporation and shares held by employee stock plans; or

  •
  following the transaction in which such person became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at a meeting of stockholders by the affirmative vote of the holders of 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

        The term "interested stockholder" generally is defined as a person who, together with affiliates and associates, owns, or, within the prior three years, owned, 15% or more of a corporation's outstanding voting stock. The term "business combination" includes mergers, asset sales and other similar transactions resulting in a financial benefit to an interested stockholder. Section 203 makes it more difficult for an "interested stockholder" to effect various business combinations with a corporation for a three-year period. A Delaware corporation may "opt out" of Section 203 with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or by-laws resulting from an amendment approved by holders of a least a majority of the outstanding voting stock. Neither Beacon's Sixth Amended and Restated Certificate of Incorporation nor Beacon's Amended and Restated By-laws contains any such exclusion.

Trading on the NASDAQ SmallCap Market System

        Beacon's common stock is listed on the NASDAQ SmallCap Market, under the symbol "BCON."

Transfer Agent and Registrar

        The name and address of the transfer agent and registrar for Beacon common stock is EquiServe Trust Company, N.A., P.O. Box 219045, Kansas City, Missouri 64121-9045.

COMPARATIVE RIGHTS OF BEACON AND NXTPHASE STOCKHOLDERS

        This section of this joint proxy statement compares the rights of holders of Beacon common stock and NxtPhase common stock and Class A preferred stock. This section does not include a complete description of all differences among the rights of these stockholders, nor does it include a complete description of the specific rights of these stockholders. Further, this summary is qualified by reference to the General Corporation Law of the State of Delaware (the "DGCL"), the Canada Business Corporations Act (the "CBCA"), Beacon's Sixth Amended and Restated Certificate of Incorporation and its Amended and Restated By-laws, and NxtPhase's Certificate and Articles of Incorporation, as amended, and its By-laws. Beacon and NxtPhase urge you to read this entire joint proxy statement and any other documents referred to in this joint proxy statement for a more complete understanding of the differences between being a stockholder of Beacon and being a stockholder of NxtPhase.

        Beacon is incorporated under the laws of the State of Delaware. NxtPhase is incorporated under the laws of Canada. In addition to the differences in stockholder rights resulting from differences in the DGCL and the CBCA, differences in the rights of holders of Beacon common stock and NxtPhase common stock and Class A preferred stock arise primarily from differences in their respective certificates or articles of incorporation and by-laws. Upon the consummation of the plan of arrangement, holders of NxtPhase common stock or Class A preferred stock will become holders of Beacon common stock and, consequently, their rights will be governed by Beacon's Sixth Amended and Restated Certificate of Incorporation, as may be amended pursuant to this joint proxy statement, and its Amended and Restated By-laws.

        NxtPhase stockholders should note that there are several provisions of Beacon's Sixth Amended and Restated Certificate of Incorporation and Amended and Restated By-laws that restrict the stockholders' ability to change the composition of the board of directors and approve transactions that the stockholders believe are in their interests. In particular:

  •
  Beacon has a classified board providing that only one-third (or as close to one-third as possible) of the Beacon board of directors is elected in any one year, and, thus, it would take three elections of directors for stockholders to change the entire board of directors, and two elections of directors to change a majority of the board of directors. See "—Classified Board of Directors." In contrast, holders of NxtPhase's Class A preferred stock have entered into an Investor Rights Agreement pursuant to which the holders of the shares of Class A preferred stock are entitled to appoint four of the five directors, with Perseus 2000, L.L.C. entitled to appoint three directors.

  •
  Beacon's By-laws may be amended only by a vote of 66 2/3% of the outstanding common stock, voting together as a single class. See "—Amendments to By-laws."

        In addition, Beacon has a stockholder rights plan (a so-called "poison pill"). See "Description of Beacon Capital Stock—Rights Agreement." Although NxtPhase does not have a stockholder rights plan, its Investor Rights Agreement provides that holders of Class A preferred stock have rights of first offer for additional sales of securities by NxtPhase, rights of first refusal if any holder of Class A preferred stock decides to sell its shares, and co-sale rights, so that if any holder of Class A preferred stock decides to sell its shares, the other holders of Class A preferred stock may sell a pro rata portion of their shares instead.

        The provisions of Beacon's Sixth Amended and Restated Certificate of Incorporation and Amended and Restated By-laws referenced above and the Beacon poison pill may have the effect of deterring unsolicited takeovers of Beacon or preventing changes in control of Beacon's board of directors and management, including transactions in which Beacon's stockholders might otherwise receive a premium for their shares over the then-market price. In addition, these provisions may limit the ability of Beacon stockholders to approve transactions that they may deem to be in their best interest.

Authorized Common Stock

        The authorized common stock of Beacon currently consists of 110,000,000 shares of common stock. The authorized common stock of NxtPhase consists of an unlimited number of common shares. Beacon will, subject to stockholder approval, amend its sixth amended and restated certificate of incorporation so that its number of shares of common stock, which it has the authority to issue, will be increased from 110,000,000 to 170,000,000.

Authorized Preferred Stock

        Under its Sixth Amended and Restated Certificate of Incorporation, Beacon is authorized to issue, without stockholder approval, up to 10,000,000 shares of preferred stock, in one or more series, none of which is issued or outstanding. 1,100,000 shares of Beacon's authorized preferred stock have been designated as Series A Junior Participating Preferred Stock, which may be issued upon the occurrence of a triggering event under Beacon's Rights Agreement. For more information on Beacon's Rights Agreement, see "Description of Beacon Capital Stock—Rights Agreement."

        Under its Certificate and Articles of Incorporation, NxtPhase is authorized to issue an unlimited number of Class A preferred shares. As of September 20, 2005, 1,948,718 shares of NxtPhase Class A preferred stock have been issued.

        The Beacon Sixth Amended and Restated Certificate of Incorporation authorizes the Beacon board of directors to issue shares of preferred stock in one or more series and to fix the designation, powers, preferences and rights of the shares of each series of preferred stock and any qualifications, limitations or restrictions of such preferred stock without stockholder approval.

Voting Stock

        Each holder of Beacon common stock is entitled to one vote for each share held on all matters submitted to a vote of Beacon stockholders. Beacon's Sixth Amended and Restated Certificate of Incorporation prohibits cumulative voting.

        Each holder of NxtPhase common stock or Class A preferred stock is entitled to one vote for each share held on all matters submitted to a vote of NxtPhase stockholders. In addition, the holders of 66 2/3% of the NxtPhase Class A preferred stock are required for certain significant actions, such as amendments to the terms of the Class A preferred stock, amendments to NxtPhase's Certificate and Articles of Incorporation or By-laws, the consummation of a merger, liquidation or consolidation, the issuance of any additional shares of Class A preferred stock, the payment of any dividends, changes to the number of members of the NxtPhase board of directors, the issuance of debt in excess of $1 million, engaging in any new line of business, or authorizing an initial public offering.

Transfer of Capital Stock

        NxtPhase's Certificate and Articles of Incorporation provide that no shares may be transferred without the consent of the NxtPhase board of directors. Neither the Beacon Sixth Amended and Restated Certificate of Incorporation nor its Amended and Restated By-laws contain a restriction on transfer of shares.

Special Meetings of Stockholders

        The Beacon Amended and Restated By-laws provide that Beacon's President or board of directors may call a special meeting of the stockholders.

        The NxtPhase By-laws provide that the board of directors, the Chairman of board, the Managing Director or the President may call a special meeting of the stockholders. In addition, any registered stockholder may call a special meeting of the stockholders.

Adjournments

        The Beacon Amended and Restated By-laws provide that the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary at a meeting, may adjourn the meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, Beacon may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

        If a quorum is not present at the opening of a NxtPhase meeting of shareholders, the shareholders present may adjourn the meeting. Under section 135(3) of the CBCA, no notice need be given of an adjournment for less than 30 days, other than an announcement at the adjourned meeting. Notice of a meeting adjourned for more than 30 days must be given as for the original meeting.

Action by Written Consent of the Stockholders

        Any action required or permitted to be taken at a special meeting of the stockholders of Beacon may be taken without a meeting, and without prior notice and without a vote, if a consent in writing, indicating the action to be taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted.

        A resolution in writing signed by all (but not less than all) of the NxtPhase stockholders entitled to vote on that resolution at a meeting of stockholders is valid.

Notice of Board Nomination and Other Stockholder Business

        The Beacon Amended and Restated By-laws provide that at an annual meeting of stockholders, the only business that will be conducted will be the business (a) specified in the meeting notice, (b) brought by or at the direction of the Beacon board of directors, and (c) brought by any stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who properly brings such matter before the meeting. For business to be properly brought before a special meeting by a stockholder, the stockholder must have given timely written notice thereof in writing to the Secretary of Beacon. To be timely, the notice must be delivered to the Secretary of Beacon not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder's notice must set forth: (a) if for election of a director, all the information required by Regulation 14A under the Securities Exchange Act of 1934 as to each person whom the stockholder proposes to nominate for election as director; (b) as to any other business, a brief description of the business, the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder; and (c) the stockholder's name and address, the class and number of Beacon shares owned by such stockholder, and whether such stockholder intends to deliver a proxy statement and form of proxy to holders of Beacon stock in connection with the proposal.

        The NxtPhase bylaws provide that, at the annual meeting of stockholders, stockholders are to consider the financial statements and reports required by the CBCA to be placed before the annual meeting, the election of directors, the appointment of auditors and fixing or authorizing the board of directors to fix their remuneration, and for the transaction of any other business as may be properly brought before the meeting.

Number and Election of Directors

        Under the DGCL, a corporation may fix the number of directors, or the process by which to do so, in either its certificate of incorporation or by-laws. In order to be elected as a director, a person must receive a plurality of the votes of shares present and entitled to vote. When electing directors of a Delaware corporation, stockholders do not have cumulative voting rights unless the corporation's certificate of incorporation so provides. Beacon's Sixth Amended and Restated Certificate of Incorporation does not provide for cumulative voting.

        NxtPhase's Class A share provisions provide that the board of directors will be fixed at five directors, with four of such directors being nominated by holders of the Class A shares, and the fifth director being nominated by holders of NxtPhase's capital stock. Additionally, the NxtPhase Investor Rights Agreement provides that Perseus 2000, L.L.C. is entitled to nominate three directors, El Dorado Investment Company is entitled to nominate one director and the remaining director, to be elected by the shareholders, is to be the incumbent Chief Executive Officer of NxtPhase.

Classified Board of Directors

        Beacon's Sixth Amended and Restated Certificate of Incorporation provides for three classes of directors, with the classes being as nearly equal in number as reasonably possible. Directors serve for a period of three years, and one class is elected at each annual meeting.

Quorum for Meetings of Directors

        Beacon's Amended and Restated By-laws provide that a majority of the total number of directors fixed in accordance with the provisions of the By-laws shall constitute a quorum at all meetings of the board of directors. If any director is disqualified for any reason from voting at a meeting, the required quorum will be reduced by one for each disqualified director, provided that in no event shall less than 1/3 of the number so fixed constitute a quorum.

        NxtPhase's By-laws provide that the quorum for the transaction of business at any meeting of the board of directors shall consist of a majority of the number of directors. If the number of directors is two, both must be present to constitute a quorum.

Removal of Directors; Vacancies

        The Beacon Amended and Restated By-laws provide that any one or more or all of the directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only be vote of the holders of a majority of the outstanding shares of such class or series. Beacon's Amended and Restated By-laws state that unless and until filled by the stockholders, any vacancy in the board of directors may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

        The NxtPhase By-laws provide that the stockholders may by ordinary resolution remove any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the directors. NxtPhase's By-laws also provide that a quorum of the board may fill a vacancy of the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the stockholders to elect the number or minimum number of directors required by the CBCA.

        However, NxtPhase's Investor Rights Agreement states that any director appointed by Perseus 2000, L.L.C. or El Dorado Investment Company, may be removed at any time by such stockholder, with or without cause, and such stockholder is entitled to appoint a new director in such person's place.

Notice of Special Meetings of the Board of Directors

        Beacon's Amended and Restated By-laws provide that a special meeting of the board of directors may be called by its Chairman of the board, President, a majority of the directors acting by vote or by written instrument or instruments signed by them or by the Secretary, or in case of the death, absence, incapacity or refusal of the Secretary, by any other officer, upon written application of stockholders holding at least 66 2/3% of the issued and outstanding voting stock of Beacon.

        NxtPhase's By-laws provide that a special meeting of the board of directors may be convened at any time by its President or any director upon notice given to all directors not less than 48 hours before the time when the meeting is to be held if the notice is mailed or not less than 24 hours before the time the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication or as an electronic document.

Amendments to Certificate of Incorporation

        Beacon's Sixth Amended and Restated Certificate of Incorporation may be amended in any manner provided for by law.

        NxtPhase's Certificate and Articles of Incorporation may be amended in accordance with the requirements of the CBCA which provides that the articles may be amended by a special resolution (a resolution passed by a majority of not less than two-thirds of the votes cast at a meeting), and in some cases may require separate class votes.

Amendments to By-laws

        Beacon's Sixth Amended and Restated Certificate of Incorporation and Amended and Restated By-laws provide that the By-laws may be altered or repealed by (a) the affirmative vote of at least a majority of the board of directors present at any regular or special meeting at which a quorum is present, or (b) by holders of 66 2/3% of the then-outstanding shares of common stock, voting together as a single class.

        Pursuant to the CBCA, NxtPhase's By-laws may be amended by the board of directors of NxtPhase, provided that the board is required to obtain majority shareholder approval for the amendment at the next following meeting of stockholders.

Rights Agreement

        Beacon has entered into a Rights Agreement pursuant to which each share of Beacon common stock is accompanied by the right, under certain specified circumstances, to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of Beacon at a price of $22.50 per one one-hundredth of a share of Series A Junior Participating Preferred Stock, subject to adjustment. This Rights Agreement is described more fully in the section entitled "Description of Beacon Capital Stock—Rights Agreement."

Indemnification

        The Beacon Amended and Restated By-laws provide that Beacon will indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law. The NxtPhase By-laws provide that NxtPhase will indemnify each director and officer, each former director and officer and each individual who acts or acted at NxtPhase's request as a director or officer, or each individual acting in a similar capacity, of another entity.

Effect of the Delaware Anti-Takeover Statute; Interested Stockholder Transactions

        Beacon is subject to Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder, unless:

  •
  before the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

  •
  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding, for purposes of determining the number of shares outstanding, those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  •
  after the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by the interested stockholder.

        Section 203 defines business combinations to include:

  •
  any merger or consolidation involving the corporation and any interested stockholder;

  •
  any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

  •
  any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

  •
  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

  •
  the receipt by the interested stockholder of the benefit of any loans, advances, guaranties, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person.

DIRECTORS AND EXECUTIVE OFFICERS OF BEACON
AFTER THE PLAN OF ARRANGEMENT

        Upon consummation of the plan of arrangement, Beacon's board of directors will include all seven members who are currently members of the Beacon board. The executive officers of Beacon after the plan of arrangement will include all of the present officers of Beacon. In addition, after the plan of arrangement is consummated, it is anticipated that Andrea Johnston, current chief executive officer of NxtPhase, will continue to be the chief executive officer of NxtPhase, a Beacon subsidiary, and will be an executive officer of Beacon.

        Members of Beacon's board of directors as of September 20, 2005 were as follows:

        Stephen P. Adik, age 62 (director since 2004)

    Audit Committee
    Compensation Committee
    Nominating Committee
    Executive Committee

        Mr. Adik served as Vice Chairman at NiSource Inc., (NYSE: NI), a Fortune 500 electric, natural gas and pipeline company, from December 2000 until his retirement in December 2003. He joined NiSource in 1987 as Vice President and general manager, Corporate Support Group, and later held positions of Senior Executive Vice President and Chief Financial Officer. At NiSource, he helped increase the company's market capitalization from $600 million to the current value of approximately $5.6 billion. Before joining the energy industry in 1983, Mr. Adik also had more than 20 years of operating and financial experience in the transportation industry. His industry affiliations have included the American Gas Association, Edison Electric Institute and the Midwest Gas Association. He is currently a member of the boards of NiSource, and the Chicago SouthShore and South Bend Railroad. He was also recently nominated to the board of North Western Corp, an electric and natural gas company serving Montana, South Dakota and Nebraska. Mr. Adik holds a degree in mechanical engineering from the Stevens Institute of Technology, and an MBA degree in finance from Northwestern University. Mr. Adik's term of office expires in 2007.

        Jack P. Smith, age 57 (director since 2001)

    Audit Committee
    Compensation Committee
    Nominating Committee
    Executive Committee

        Mr. Smith is Chairman, Director and co-owner of SilverSmith Inc, a producer of natural gas well metering and automated data reporting systems. With partner, Mr. David Silvers, Smith founded SilverSmith Inc. in 2003. Prior to his current connection with SilverSmith, Smith was President and CEO of More Space Place, Inc., a leading producer and retailer of furniture system solutions. Currently located mainly in Florida, the company has several retail locations in other states as well. Prior to More Space Place, Inc., Mr. Smith served as President and Chief Executive Officer of Holland Neway International in Muskegon, Michigan, a leading designer and manufacturer of suspension systems and brake actuators for the commercial vehicle market. In 2000, this 650-person company had worldwide sales of $200 million. During his tenure, Mr. Smith was responsible for increasing sales of Holland Neway (formerly Neway Anchorlok International) from $70 million to $200 million. In 1995, Mr. Smith led a successful management buyout of the company with equity partner Kohlberg Kravis Roberts. From 1992 to 1999, this and an earlier buyout transaction generated an equity return of over $110 million. Mr. Smith also held the positions of Vice President of Engineering and Quality Assurance at Neway Anchorlok International and directed the engineering and quality assurance departments. Earlier, he was Chief Engineer. From 1972 to 1982, Mr. Smith was Design Group Leader at the Ford Motor Company—Heavy Truck Division, in Dearborn, Michigan, where he also held positions as project engineer, and product planning analyst. Mr. Smith also serves on the board of directors of Bissell Corporation in Grand Rapids, Michigan, SRAM Corporation in Chicago and Weasler Engineering in Wisconsin. He is a Trustee of Grand Valley State University Foundation. A resident of Grand Rapids, Michigan, Mr. Smith attended the University of Michigan where he earned bachelor's (1970) and master's (1971) degrees in mechanical engineering and an MBA (1979). Mr. Smith's term of office expires in 2007.

        Kenneth M. Socha, age 59 (director since 1998)

    Compensation Committee
    Executive Committee

        Mr. Socha has served as Senior Managing Director of Perseus L.L.C. since 1996. From 1985 to June 1988, he practiced law as a partner in the New York office of Lane & Edson. He became a partner of Dewey Ballantine in New York City in 1988. Mr. Socha left Dewey Ballantine in February 1992 to join Rappahannock Investment Company, the predecessor of Perseus L.L.C. on a full-time basis. Mr. Socha is a director of five private companies in which Perseus has investments. He is a graduate of the University of Notre Dame and the Duke University School of Law. Mr. Socha's term of office expires in 2007.

        William E. Stanton, age 62 (director since 1997)

        Mr. Stanton has been a director of Beacon since its formation in 1997. He served as the President and Chief Executive Officer of Beacon from January 1998 through December of 2001. Prior to joining Beacon, Mr. Stanton was the Chief Operating Officer of SatCon Technology Corporation ("SatCon") from September 1995 to May 1997, where he managed operations and the strategy development to shift SatCon from a contract research and development company to a commercial product organization. This strategy included the formation of Beacon Power. Prior to joining SatCon, Mr. Stanton, in his 26 years at the Charles Stark Draper Laboratory, held the positions of Vice President of Operations, Vice President of Corporate Development, Director of New Programs, Director of Avionics Programs, Avionics Program Manager, Director of Electronics Engineering, Principal Engineer, and Electronics Engineer. Mr. Stanton is on the board of his home owners association, was a founder and director of an in-school child-care center, and owned and operated residential rental property. He received a Bachelor's Degree in Electrical Engineering from the University of Maine, a Master's Degree in Instrumentation and Control from the Massachusetts Institute of Technology, and a Master's in Business Administration from the Harvard Business School. Mr. Stanton's term of office expires in 2006.

        F. William Capp, age 56 (director since 2001)

        Mr. Capp has served as Beacon's President, Chief Executive Officer and Board member since December 1, 2001 when he joined Beacon. Prior to joining Beacon from 2000 to 2001, Mr. Capp was the President of the Telecommunications group of Bracknell Corporation, a company that provided infrastructure for the telecommunications industry. From 1997 to 2000, Mr. Capp served as the President of Northfield Freezing Systems, a division of York International. From 1978 to 1997, Mr. Capp held numerous positions at Ingersoll Rand including Vice President and General Manager of its Compressor Division, Vice President of Technology for a wholly owned subsidiary, the Torrington Company, as well as numerous engineering positions within Ingersoll Rand. Prior to joining Ingersoll Rand in 1978, he worked for Ford Motor Company's Truck Division in such positions as project engineering, supervisor and product planning. Mr. Capp received a B.S. in Aeronautical Engineering from Purdue University and an MBA and a Master's Degree in Mechanical Engineering from the University of Michigan. He also has completed the Black Belt Training Program with the American Society for Quality.

        John C. Fox, age 57 (director since 2005)

        Mr. Fox has served as a Managing Director of Perseus, L.L.C. since 2000. Prior to joining Perseus, Mr. Fox was, from 1998 to 2000, Chief Operating Officer of Ontario Power Generation, Inc., where he was responsible for generation, transmission, distribution and retailing for the fifth largest electric utility in North America. During 1992 and 1993, he served as Executive Vice President of the Canyon Group, a Los Angeles based marketing and management consultancy. From 1981 to 1992, Mr. Fox held various management positions with Pacific Gas and Electric Company (PG&E) in San Francisco, California, including Manager, Energy Efficiency Services. He serves as a member of the board of directors of the Alliance to Save Energy and Rocky Mountain Institute. During 1992, he served as the Head of the Energy Efficiency Task Force, President Bush's Commission on Environmental Quality. Mr. Fox holds a B.S. in Civil Engineering from the University of Toronto and an M.B.A. from McMaster University in Hamilton, Ontario.

        Lisa W. Zappala, age 45 (director since 2005)

    Audit Committee
    Nominating Committee

        Ms. Zappala, currently an independent consultant, was, from 1995 to 2003, Senior Vice President, Treasurer and, from 1998 to 2003, Chief Financial Officer of Aspen Technology, Inc., then a $300 million publicly traded software and services company. While at Aspen Technology, Ms. Zappala helped complete successful public and private equity fundraising rounds totaling over $400 million, as well as more than a dozen acquisitions. Ms. Zappala also serves on the board of Amicas, Inc., a publicly traded software company, as well as another privately held company. Prior to Aspen Technology, from 1981 to 1993, she practiced public accounting as a CPA at Arthur Andersen & Co.

        Beacon's executive officers as of September 20, 2005 were as follows:

        F. William Capp, age 56.    Mr. Capp has served as Beacon's President, Chief Executive Officer and Board member since December 1, 2001 when he joined Beacon. Prior to joining Beacon from 2000 to 2001, Mr. Capp was the President of the Telecommunications group of Bracknell Corporation, a company that provided infrastructure for the telecommunications industry. From 1997 to 2000, Mr. Capp served as the President of Northfield Freezing Systems, a division of York International. From 1978 to 1997, Mr. Capp held numerous positions at Ingersoll Rand including Vice President and General Manager of its Compressor Division, Vice President of Technology for a wholly owned subsidiary, the Torrington Company, as well as numerous engineering positions within Ingersoll Rand. Prior to joining Ingersoll Rand in 1978, he worked for Ford Motor Company's Truck Division in such positions as project engineering, supervisor and product planning. Mr. Capp received a B.S. in Aeronautical Engineering from Purdue University and an MBA and a Master's Degree in Mechanical Engineering from the University of Michigan. He also has completed the Black Belt Training Program with the American Society for Quality.

        James M. Spiezio, age 57.    Mr. Spiezio joined Beacon in May 2000. He has served as Vice President of Finance, Chief Financial Officer and Treasurer since July 2000, Secretary since March 2001, and Corporate Controller from May 2000 to July 2000. He has over twenty-five years of diversified manufacturing and financial management experience. Mr. Spiezio was the Chief Financial Officer at Starmet Corporation, a diversified metallurgical manufacturing company engaged in both the commercial and government sectors, from January 1993 to November 1999. While at Starmet he also served as President of a wholly owned chemical and manufacturing facility for five years and held additional financial management positions including Corporate Controller and Manager Planning and Analysis. Prior to joining Starmet, Mr. Spiezio held financial management positions with United Technologies Corporation, Pratt & Whitney Aircraft Group in accounting, cost control and business analysis. Prior to Pratt & Whitney, Mr. Spiezio held financial management positions with General

Electric Company in both the Power Systems and Apparatus Services business groups. Mr. Spiezio is a graduate of the Indiana University School of Business.

        Matthew L. Lazarewicz, age 55.    Mr. Lazarewicz has served as Beacon's Vice President of Engineering since February 1999, and was named Chief Technical Officer in September of 2001. Prior to joining Beacon, Mr. Lazarewicz worked for General Electric Company in various capacities. He started his 25-year career with the General Electric Company in the gas turbine division as a design engineer. After a transfer to GE Aircraft Engines, he progressed through a variety of positions in design, manufacturing, quality, marketing, and product support in both military and commercial applications. Most recently he served as a manager of program independent analysis from 1996 to 1999, and he was the mechanical design manager for the F414 engine used in the Navy front line F/A18 fighter from 1991 to 1996, which included development through production phases. He was recognized as the GE Aircraft Engines "Engineer of the Year" and received the Department of Defense "Excellence in Acquisition" Award for his leadership of this project. Mr. Lazarewicz is a Registered Professional Engineer in the Commonwealth of Massachusetts and received both Bachelor's and Master's Degrees in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Lazarewicz also completed his Master's Degree in Management at the Massachusetts Institute of Technology Sloan School of Management.

        In addition, if the plan of arrangement is completed, it is anticipated that the following individual would be an executive officer of Beacon.

        Andrea Johnston, age 43.    Ms. Johnston has served as President and Chief Executive Officer of NxtPhase since its inception. Previously, she was the Chief Financial Officer of NxtPhase Corporation, NxtPhase's predecessor-in-interest, for over three years. Prior to joining NxtPhase, Ms. Johnston held various senior executive positions with companies such as Ipsos-Reid (formerly Angus Reid), Deloitte & Touche LLP, Woodward's Limited, & A&W Food Services. Ms. Johnston brings extensive public and private company experience in strategy, marketing, treasury, and financial management. A Commerce graduate from the University of British Columbia, Ms. Johnston achieved designation as a Chartered Accountant, Chartered Business Valuator, and Certified Public Accountant. Ms. Johnston serves on the board of directors of the Pacific Justice Services Association, a Vancouver-based nonprofit agency that provides employment and career planning services.

        There are no family relationships among any of Beacon's directors or executive officers.

        NxtPhase has entered into an employment agreement with Andrea Johnston, Chief Executive Officer of NxtPhase, which agreement will continue to be in effect after the plan of arrangement is consummated and NxtPhase becomes a subsidiary of Beacon. The following summarizes the terms and conditions of Ms. Johnston's agreement:

        The term of the agreement is from August 17, 2004 until terminated in accordance with the terms and conditions of the agreement. In 2005, Ms. Johnston is entitled to salary of $175,000 and a bonus of $106,000 if Ms. Johnston achieves the performance goals set forth in the agreement, which bonus may be less if the goals are not reached. The agreement provides that following the consummation of the plan of arrangement with Beacon, if the plan of arrangement proposal is approved, Ms. Johnston will receive a grant of 531,563 restricted stock units pursuant to Beacon's second amended and restated 1998 stock incentive plan and a cash payment of $140,000. Beacon has also agreed to provide an incentive stock option for 150,000 shares of Beacon common stock after the plan of arrangement is consummated, if the plan of arrangement proposal is approved. The agreement may be terminated by Ms. Johnston for any reason with four weeks notice. In such event, Ms. Johnston will be entitled solely to her salary up to the date of termination. NxtPhase has the option of terminating the employment relationship immediately upon receipt of notice from Ms. Johnston, provided, that it pay Ms. Johnston four weeks salary. If the agreement is terminated by NxtPhase without cause, generally, breach of fiduciary duty, embezzlement, dishonesty, willful failure to perform duties, inability to perform duties or as defined under British Columbia law, and without notice, then Ms. Johnston will be entitled to a retiring allowance consisting of a lump sum of 12 months salary, which amount may be increased based on the number of years of continuous employment, with a maximum of 24 months salary. If the agreement is terminated by NxtPhase without cause during a "change of control period," generally, the period commencing on the date of a merger, sale of substantially all the assets of NxtPhase or similar transaction, the effect of which is that greater than 50% of the outstanding shares of NxtPhase entitled to vote is acquired by a third party and ending on the first anniversary of such date, or is terminated by Ms. Johnston for good reason, generally, a material change by NxtPhase in Ms. Johnston's duties, a reduction of or substantial failure to increase Ms. Johnston's salary, any failure by NxtPhase to continue or action by NxtPhase to deprive any material benefit or the failure by NxtPhase to obtain assumption of its duties from a successor, during a change of control period, then NxtPhase will pay to Ms. Johnston a lump sum of 21 months salary, any unvested shares pursuant to options granted will fully vest immediately, NxtPhase will arrange for job relocation counseling services for Ms. Johnston in an amount not to exceed $25,000, NxtPhase will maintain all medical and insurance benefits for six months and NxtPhase will pay Ms. Johnston all outstanding and accrued vacation pay owed to her. In the event Ms. Johnston receives notice from NxtPhase that directors' and officers' liability insurance coverage is not available, the agreement may be immediately terminated by Ms. Johnston without notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Plan of Arrangement

        The plan of arrangement with NxtPhase resulted from introductions made by Perseus, L.L.C., which is an affiliate of both Beacon and NxtPhase. Kenneth M. Socha, Senior Managing Director of Perseus, is a member of the Beacon board of directors. John C. Fox, Managing Director of Perseus, is a member of both the Beacon and NxtPhase boards of directors. Messrs. Socha and Fox received a one-time grant of an option to purchase 100,000 shares and 29,168 shares, respectively, of Beacon common stock that vest daily over an 80-day period and seven-month period, respectively, at an exercise price equal to the fair market value of Beacon common stock on the date of grant. These options are held for the benefit of Perseus. As non-employee directors, Messrs. Socha and Fox are also entitled to receive an annual retainer of $10,000, payable quarterly, plus $2,000 for each board of directors meeting attended in person and $500 for each meeting attended by telephone. As a member of the Beacon compensation committee and executive committee, Mr. Socha is also entitled to receive $500 per committee meeting. In addition, directors are reimbursed for reasonable out-of-pocket expenses incurred in the performance of their duties. Messrs. Socha and Fox have elected not to accept retainers or meeting fees for their participation as board and committee members.

        Entities affiliated with Perseus, L.L.C. own, as of the respective NxtPhase and Beacon record dates, approximately 48% of NxtPhase's outstanding common stock, 52% of NxtPhase's outstanding Class A preferred stock, and            % of Beacon's outstanding common stock. Following the consummation of the plan of arrangement, these Perseus entities will receive approximately 8.9 million shares of Beacon common stock, or approximately 47% of the total Beacon shares expected to be issued in the plan of arrangement to NxtPhase stockholders, not including the Beacon restricted stock units to be issued to NxtPhase employees. Perseus will own approximately            % of Beacon's outstanding common stock after the plan of arrangement is completed.

        Based on the one-day volume weighted average price of Beacon common stock on April 22, 2005, the date the arrangement agreement was signed, or $0.8548, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership of approximately 48% of NxtPhase's outstanding common stock and 52% of NxtPhase's outstanding Class A preferred stock will be approximately $7.6 million. Based on the closing price of Beacon stock of $3.67 on September 12, 2005, the value of the shares to be issued to entities affiliated with Perseus, L.L.C. for its ownership interest of NxtPhase stock is approximately $32.7 million. According to an independent valuation report of NxtPhase prepared on March 18, 2005 by Evans & Evans, Inc., the fair market value of 100% of the issued and outstanding shares of NxtPhase as of December 31, 2004 is in the range of $7,760,000 to $8,930,000. See "Beacon and NxtPhase Proposal No. 1—The Plan of Arrangement—Opinions of Beacon's Financial Advisors—Evans & Evans, Inc.—Valuation Report on NxtPhase T&D Corporation" on page            of this joint proxy statement.

        As an "affiliate" of NxtPhase within the meaning of Rule 145 promulgated by the Securities Act of 1933, as amended, the shares of Beacon common stock to be received by Perseus in connection with the plan of arrangement will be subject to some restrictions relating to their sale and transfer, but will not be subject to any holding period requirements.

        William E. Stanton, a member of Beacon's board of directors and its former Chief Executive Officer and President, has served as a consultant to Beacon for services relating to Beacon's due diligence related to the plan of arrangement. The aggregate compensation provided to Mr. Stanton to date for these services is approximately $86,000.

Investment Agreement

        Beacon, Perseus Capital, L.L.C. and Perseus 2000 Expansion, L.L.C. entered into an Investment Agreement dated as of April 22, 2005 whereby (i) Beacon agreed to issue and sell to Perseus 2000 Expansion 1,675,643 shares of Beacon common stock and issue a warrant to Perseus 2000 Expansion for the purchase of 800,000 shares of Beacon common stock (the "Initial Issuance"), (ii) Beacon agreed to extend the term of Beacon's Class F warrant issued to Perseus Capital by two years so that it expires on May 23, 2007 rather than on May 23, 2005 (the "Extended Warrant"), (iii) Perseus 2000 Expansion agreed, to purchase on demand additional shares of Beacon common stock having a maximum aggregate value of $1,500,000 at $0.84 per share (the "Call Option") and (iv) Perseus 2000 Expansion was granted the option to assign to Beacon its right to make a maximum investment of $1,500,000 in NxtPhase, to be made in three tranches (the "NxtPhase Investment Option"), which was granted in connection with a Preferred Stock Purchase Agreement among NxtPhase and certain of its existing Class A preferred shareholders. On May 24, 2005, the Initial Issuance was completed and the Extended Warrant was issued.

        In the case of the NxtPhase Investment Option, Perseus 2000 Expansion purchased shares of Beacon common stock at $0.84 per share and a warrant to purchase shares of Beacon common stock, and Beacon used the proceeds to purchase shares of NxtPhase Class A preferred shares at the price per share and upon the other terms as stated in the assigned Preferred Stock Purchase Agreement. On June 13, 2005 and July 21, 2005, the parties completed the first two tranches of the NxtPhase Investment Option. On each of these two closings, Beacon issued to Perseus 2000 Expansion 595,238 shares of Beacon common stock and a warrant to purchase 138,636 shares of Beacon common stock, and NxtPhase issued to Beacon 111,111 shares of its Class A preferred stock. With respect to the third tranche, Perseus 2000 Expansion did not exercise the NxtPhase Investment Option and instead, purchased NxtPhase Class A preferred shares directly from NxtPhase on August 29, 2005. If the plan of arrangement with NxtPhase is not consummated or does not occur within a certain period, Beacon will transfer Beacon's NxtPhase Class A preferred shares to Perseus 2000 Expansion and Perseus 2000 Expansion will transfer its Beacon common stock issued in connection with the NxtPhase Investment Option to Beacon.

        Beacon has exercised the Call Option and the transactions closed on July 26, 2005. Beacon issued to Perseus 2000 Expansion 1,785,714 shares of Beacon common stock.

        In connection with this Perseus financing, Beacon entered into a Registration Rights Agreement for the registration of the shares of Beacon common stock issuable pursuant to the Initial Issuance, the Extended Warrant, the Call Option and the NxtPhase Investment Option.

Advances to Certain Officers

        During 2001, Beacon advanced approximately $565,000 to William E. Stanton, a member of Beacon's board of directors, a consultant to it and Beacon's former Chief Executive Officer and President. This advance was interest bearing and secured by Mr. Stanton's holdings of Beacon common stock and was paid to him to allow the exercise of stock options and the payment of related taxes. Through December 31, 2004, Beacon collected approximately $464,000 in principal payments on this advance. The balance of this loan as of December 31, 2004 was $100,544. On August 5, 2005, Mr. Stanton surrendered options to purchase 76,752 shares of Beacon common stock, which were granted to him on October 13, 2004. Beacon gave Mr. Stanton credit for $100,544 as a result of such surrender, which equaled the excess of the value of the shares issuable upon exercise of the options, based on the mid-point of the high and the low trading prices per share of Beacon common stock on August 5, 2005, over the exercise price of the options, to repay in full the outstanding principal of and interest on the loan advanced by Beacon to Mr. Stanton as described above.

        Mr. Stanton also serves as a consultant to Beacon for services relating to the proposed plan of arrangement with NxtPhase. The aggregate compensation paid to Mr. Stanton to date for consulting services is approximately $86,000, of which Mr. Stanton paid Beacon $21,500 to reduce his outstanding loan balance.

Indemnification Agreements with Beacon Directors and Officers

        Beacon has entered into indemnification agreements with its directors and officers. Subject to certain limited exceptions, under these agreements, Beacon will be obligated, to the fullest extent not prohibited by the Delaware General Corporation Law, to indemnify such directors and officers against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they were Beacon directors or officers. Beacon also maintains liability insurance for its directors and executive officers in order to limit its exposure to liability for indemnification of its directors and executive officers.

Agreement with GE Corporation Research and Development

        As a result of the investment in Beacon by GE Capital Equity Investments, Inc., Beacon entered into an agreement with GE Corporate Research and Development (GE CR&D), under which GE CR&D will provide Beacon with technical expertise in controls and materials. Under the terms of that agreement, GE CR&D agreed to make available to Beacon up to $2,000,000 of its services at cost and Beacon issued a warrant to GE Equity to purchase 240,000 shares of Beacon common stock at an exercise price of $2.10 per share. Of these warrants, 120,000 vested immediately and 120,000 will vest ratably to the extent to which Beacon uses GE CR&D's services. This agreement terminates and any unvested shares are forfeited on October 24, 2005. Beacon did not engage GE CR&D for any services through September 15, 2005; thus no other shares have vested.

BEACON PROPOSAL NO. 2

AMENDMENT OF BEACON'S SIXTH AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF SHARES
OF COMMON STOCK ISSUABLE FROM 110,000,000 TO 170,000,000

Background

        Under Delaware law, Beacon may only issue shares of common stock to the extent such shares have been authorized for issuance under its sixth amended and restated certificate of incorporation. Beacon's sixth amended and restated certificate of incorporation currently authorizes the issuance of up to 110,000,000 shares of common stock with                        shares issued and outstanding as of                        , 2005. However, pursuant to Proposal No. 1 of this joint proxy statement, Beacon desires to consummate the plan of arrangement with NxtPhase and contemplates raising capital through the sale of equity securities. In order to ensure sufficient shares of common stock will be available for issuance by Beacon, the board of directors has approved, subject to stockholder approval, an amendment to Beacon's sixth amended and restated certificate of incorporation to increase the number of shares of such common stock authorized for issuance from 110,000,000 to 170,000,000.

Purpose and Effect of the Amendment

        The principal purpose of the proposed amendment to the sixth amended and restated certificate of incorporation is to ensure that an adequate number of shares is authorized for Beacon to issue additional shares of common stock in connection with the proposed plan of arrangement with NxtPhase, as described in Proposal No. 1 of this joint proxy statement and in connection with contemplated capital raising efforts. This amendment will also facilitate the issuance of common stock upon the potential exercise of outstanding warrants, the potential exercise of options granted and unexercised under the second amended and restated 1998 stock incentive plan, the employee stock purchase plan, and any other equity compensation plan approved by our board of directors.

        The proposed amendment will also facilitate our board's future ability to permit future stock dividends, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that our board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock.

        The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or as already requested pursuant to the Proposals in this joint proxy statement. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of common stock have no preemptive rights and our board has no plans to grant such rights with respect to any such shares.

        The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of Beacon without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of Beacon more difficult, and therefore less likely. Any such issuance of additional stock could also have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Beacon.

        Beacon's board is not aware of any attempt to take over or acquire Beacon. Although it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat perceived by our management.

        If the stockholders approve the proposed amendment, article fourth of our sixth amended and restated certificate of incorporation will be amended to read as follows:

  "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 170,000,000 shares of common stock, $0.01 par value per share ("Common Stock") and 10,000,000 shares of preferred stock, $0.01 par value per share, ("Preferred Stock").

  The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

  A. COMMON STOCK.

  1. GENERAL. 170,000,000 shares of Common Stock may be issued from time to time as determined by the Board of Directors. The voting, dividend and liquidation rights of the holders of the Common stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

  2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

  3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

  4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

  B. PREFERRED STOCK.

  1. ISSUANCE. 10,000,000 shares of Preferred Stock may be issued from time to time as determined by the Board of Directors. The Board of Directors is hereby authorized to designate each series, to establish the number of shares to be included in each series and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such additional series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such additional series subsequent to the issue of shares of that series.

  2. RIGHTS. Authorized and unissued shares of Preferred Stock may be issued with such designations, voting powers, preferences, and relative, participating, option or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions duly adopted prior to the issuance of any shares of series of Preferred Stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple or fractional votes per share; (iii) the dividend rate on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Corporation, or the distribution of its assets; and (vii) the prices or rates of conversion at which, the terms and conditions on which, the shares are convertible."

        The additional shares of common stock to be authorized pursuant to the proposed amendment will have a par value of $0.01 per share and be of the same class of common stock as is authorized under Beacon's sixth amended and restated certificate of incorporation.

Required Vote and Board of Directors Recommendation

        Approval of the amendment to the Beacon sixth amended and restated certificate of incorporation as set forth in this Proposal No. 2 requires the affirmative vote of the holders of a majority of the issued and outstanding common stock.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 110,000,000 TO 170,000,000 SHARES.

UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS
OF BEACON AND NXTPHASE

        Beacon based the following unaudited pro forma condensed combined balance sheet as of June 30, 2005 and the selected unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 and explanatory notes on the historical financial statements of Beacon, NxtPhase and NxtPhase Corporation, NxtPhase's predecessor-in-interest, after giving effect to the proposed plan of arrangement using the purchase method of accounting on a pro forma basis. Under this method of accounting, the assets and liabilities of NxtPhase will be recorded by Beacon at their estimated fair values as of the date the plan of arrangement is completed. Beacon adjusted NxtPhase's presentation format to that of Beacon's. The unaudited pro forma condensed combined financial statements are presented for informational purposes only and do not represent what Beacon's financial position or results of operations actually would have been if the proposed plan of arrangement had in fact occurred on those dates or project Beacon's financial position or results of operations as of any future date or for any future period.

        For pro forma purposes:

  •
  Beacon combined its unaudited balance sheet as of June 30, 2005 with NxtPhase's unaudited balance sheet as of June 30, 2005 as if the proposed plan of arrangement had occurred on June 30, 2005; and

  •
  Beacon combined its audited statement of operations for the fiscal year ended December 31, 2004 with the audited statement of operations of NxtPhase's predecessor for the period from January 1, 2004 through August 16, 2004, and NxtPhase's audited statement of operations for the period from August 17, 2004 through December 31, 2004, and Beacon's unaudited statement of operations for the six months ended June 30, 2005 with NxtPhase's unaudited statement of operations for the six months ended June 30, 2005, as if the proposed plan of arrangement had occurred on January 1, 2004.

        Beacon obtained an independent valuation to determine the fair value of the net assets acquired. This valuation is the basis for the estimates of fair value reflected in these unaudited pro forma condensed combined financial statements. In addition, as explained in greater detail in the accompanying notes to the selected unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in this information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded upon the effective time of the plan of arrangement.

        Each of Beacon and NxtPhase encourages you to read these unaudited selected pro forma condensed combined financial statements in conjunction with the historical financial statements and the related notes of Beacon and NxtPhase and other financial information pertaining to Beacon and NxtPhase, including "Beacon Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2005," "Beacon Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2004," "NxtPhase Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2005," "NxtPhase Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2004," "NxtPhase Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations as of August 16, 2004," "NxtPhase Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2003," included elsewhere or incorporated by reference in this joint proxy statement.

BEACON POWER CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT JUNE 30, 2005

Note 1. Basis of Presentation

        The accompanying unaudited pro forma condensed combined balance sheet of Beacon as of June 30, 2005 has been prepared to give effect to the plan of arrangement as if it had occurred on June 30, 2005.

        The accompanying unaudited pro forma condensed combined statements of operations of Beacon for the year ended December 31, 2004 and six months ended June 30, 2005 have been prepared to give effect to the plan of arrangement as if it had occurred on January 1, 2004.

        Beacon will account for the plan of arrangement using the purchase method of accounting for business combinations. Under the purchase method of accounting, Beacon is deemed to be the acquirer for accounting purposes based on a number of factors determined in accordance with GAAP. The purchase method of accounting requires that NxtPhase assets acquired and liabilities assumed by Beacon be recorded at their estimated fair values. The difference between the estimated fair market value of NxtPhase and the estimated fair market value of the assets (including separately identifiable intangible assets, such as customer relationships) and liabilities will be recorded as goodwill.

        The implied purchase price of NxtPhase, prior to adjustments for the costs of the transaction was determined based on an option issued to a common investor in Beacon and NxtPhase, Perseus 2000, LLC ("Perseus"). On November 12, 2004, Perseus and certain other investors in NxtPhase subscribed to Class A Preferred Shares in NxtPhase as part of a recapitalization of NxtPhase in August of 2004. In conjunction with the purchase of the Class A Preferred Shares, Perseus was granted an option ("the Perseus Option") to acquire 100% of NxtPhase or substantially all its assets for the price of approximately $17.1 million, plus the aggregate issue price of any NxtPhase shares, if any, issued by NxtPhase between the date of the arrangement agreement and the effective date of the plan of arrangement, payable in Beacon common stock. Just prior to the effective date of the plan of arrangement, NxtPhase will receive from the El Dorado Investment Company an investment of $300,000 in accordance with the Securities Purchase Agreement among NxtPhase and its Class A preferred shareholders also payable in Beacon shares under to plan of arrangement. In addition, the University of Texas A&M who owns intellectual property critical to NxtPhase's optical sensor business is entitled to receive five percent of the consideration paid to NxtPhase which is $855,000 payable in Beacon common stock calculated under the same method used for conversion of the NxtPhase value. At the same time, Perseus was granted the right to assign the Perseus Option and any rights related thereto to Beacon or any affiliate of Beacon.

        The methodology for determining the number of shares of Beacon's common stock that represents $17.1 million is defined in the plan of arrangement multiplied by the twenty day volume weighted average price (VWAP) as of the day the option was exercised. To arrive at the implied purchase price of acquiring NxtPhase, the number of shares determined by the twenty day VWAP is multiplied by the 1-day VWAP on the date the agreement is exercised.

        The purchase price of approximately $17.1 million for NxtPhase, as determined by the Perseus Option, was set in conjunction with the forced liquidation and recapitalization of NxtPhase in August of 2004. The price of approximately $17.1 million was set at an amount that served as an inducement for certain NxtPhase investors at that time to retain their investment in NxtPhase by offering such investors potential future liquidity through the acceptance of shares in a company whose shares traded on a recognized stock exchange in exchange for the NxtPhase private company shares. As such, the price for NxtPhase as outlined in the Perseus Option and calculated based on the market value of the Beacon shares issued in exchange for the NxtPhase shares, is not reflective of the fair value of NxtPhase as at December 31, 2004.

        Fair value, as determined for accounting purposes, assumes the assets and liabilities are acquired in a cash transaction. As such, the fair value of the net assets acquired from NxtPhase does differ substantially from the consideration paid for NxtPhase based on the 20-day VWAP of Beacon.

        The share consideration issued for NxtPhase is reflective of the market value, or the most likely price at which an arm's length party would purchase shares in a company, on an organized and regulated and liquid stock market. Market value or price thereby approximates "market potential," which does not equal the definition of fair value as it relates to of Financial Accounting Standards No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets." At the core of the determination of fair value of a company or asset, is the focus on appropriately weighting the past, present and future results of the company or asset under review. In comparison the "price" paid for an asset or company may focus solely on the future potential of the company or asset, particularly if such a purchase is undertaken by way of a share exchange as opposed to a cash purchase. This exclusive focus on forward-looking results is important when reviewing the market value of a company such as NxtPhase, which is at the early stages of commercialization of its core products and technologies. The end result is the establishment of a price for NxtPhase of $17.865 million in Beacon common stock, which represents the "potential" of NxtPhase going forward as opposed to a calculation of fair value for accounting purposes that necessarily balances the past, current and future results of NxtPhase.

        Given the discrepancy between the share consideration issued for NxtPhase and the independently appraised fair value of NxtPhase and its associated intangible assets, the purchase price has been allocated based on a fair value of the net assets of NxtPhase of approximately $6,322,000 as at June 30, 2005. As NxtPhase is largely comprised of intangible assets (e.g., patents, customer relationships, qualified staff, and commercially unproven technology development) the price of $17.1 million appears very high given the independent valuation calculated and allocated fair value. Beacon attributes the calculated difference between the allocated fair value of NxtPhase and the market value of the consideration paid to the following:

  A.
  NxtPhase was acquired in a share transaction and the cash cost to Beacon was for out-of-pocket expenses only.

  B.
  The market value of Beacon shares largely reflects the future potential of Beacon and is not reflective of the current fair value of Beacon's tangible and intangible assets.

  C.
  The time that elapsed between the establishment of the NxtPhase price under the Perseus Option and the closing of the plan of arrangement. NxtPhase has not achieved certain milestones that were expected to have been achieved, but no purchase price adjustment was considered in developing the plan of arrangement. Such lack of milestone achievement is partially based on limited working capital available to NxtPhase, NxtPhase management's continued focus on cost reduction, and the executive management time allocated to completing the plan of arrangement, which has detracted from a focus on growing the business.

  D.
  The potential value or market value of NxtPhase as outlined in the Ardour and Black Point opinions that far exceeds the calculated fair value of the net assets.

  E.
  Premium paid by Beacon over the fair value of the net assets for the following synergies and potential impact on the market value of the Beacon shares which have not been quantified in the determination of fair value:

  1.
  NxtPhase generated revenues in the range of $1.6 million in the four months preceding December 31, 2004 and had an order backlog of over $1.0 million. Conversely, Beacon generated revenues of approximately $325,000 for the year ended December 31, 2004. Thus, the acquisition of NxtPhase does provide the Beacon with short-term revenues that would otherwise not be available for announcement in the market.

  2.
  The NxtPhase Relay & Recorder and Optical products are expected to generate revenues in the short-term (i.e., 2005 - 2007) that exceed Beacon projected revenues over the same time frame.

  3.
  Beacon and NxtPhase are targeting similar marketplaces and end-user customers. Accordingly, given the Beacon products are expected to come to market in 2008, Beacon will have access to the existing NxtPhase customer base, which already includes large utilities across Canada, Europe and the United States. Accordingly, when the Beacon products are ready for beta testing and commercial launch, Beacon will have access to the established customer relationships and goodwill built by NxtPhase. Given the extended sales cycle in the markets being targeted by Beacon, the ability to leverage off the established NxtPhase customer relationships is a potentially realizable synergy.

  4.
  Shared marketing resources thereby significantly reducing the number of staff required and accordingly salaries.

  5.
  Cash flow stability—the NxtPhase Relay & Recorder division is an established line of business.

Note 2. Pro Forma Adjustments Related to the Plan of Arrangement

        The selected unaudited pro forma condensed combined balance sheet and statement of operations include the following adjustments:

(a)
Adjustments to reflect additional common stock issued as the purchase price paid by Beacon to acquire 100% of the outstanding shares of NxtPhase and to record goodwill of approximately $883,000 in accordance with purchase accounting.

  The following table represents the preliminary allocation of the total purchase price of NxtPhase to the assets acquired and the liabilities assumed based on the preliminary estimates of fair value of approximately $8,350,000 at December 31, 2004, adjusted for changes in working capital at June 30, 2005.

Total shares to be issued	19,076,222	(i	)
4/22/05 1-day VWAP stock price	$0.8548

Portion of implied purchase price paid in stock	$16,306,355	(ii	)
Add:
Anticipated merger costs	938,000

Total implied purchase price	$17,244,355	(ii	)

Independent appraisal of the fair value of NxtPhase net assets acquired	6,321,886	(ii	)
Fair value of NxtPhase assets:
Accounts payable and accrued liabilities	(990,286)
Deferred revenue	(13,019)
Warranty reserves	(457,827)
Current assets and restricted cash	2,619,762
Capital equipment	560,209
Patents and intangibles	2,460,000
Customer relationships	1,090,000
Customer backlog	170,000
Goodwill	883,047	(iii	)

Total purchase price	6,321,886

(i)
The total number of Beacon shares will be distributed to the shareholders of NxtPhase in proportion to their current ownership of NxtPhase as follows:

NxtPhase Shareholder	# of Beacon Shares to be Issued	Value per the 20-Day VWAP ($.9186)	Percent
Perseus	8,915,595	$8,189,866	46.7%
El Dorado	4,026,287	3,698,547	21.2%
NxtPhase Employees	2,694,322	2,475,004	14.1%
Working Opportunity Fund	1,814,407	1,666,714	9.5%
Other NxtPhase Shareholders (other than Beacon)	1,625,611	1,493,286	8.5%

Total shares to be issued	19,076,222	$17,523,417	100.0%

  The purchase price allocation is preliminary and is subject to change due to several factors, including, but not limited to: (1) changes in the fair values of NxtPhase's assets and liabilities as of the effective time of the plan of arrangement; (2) the actual costs incurred in connection with the plan of arrangement and (3) changes in Beacon valuation estimates that may be made between now and the time the purchase price allocation is finalized. These changes will not be known until after the closing date of the plan of arrangement.

(ii)
Under the terms of the arrangement agreement, the total consideration paid for the purchase of NxtPhase is fixed at $17,523,417, payable in common stock of Beacon. The number of shares of Beacon common stock to be issued in connection with the plan of arrangement was determined by taking the total consideration defined by the Perseus Option, divided by $0.9186, established based upon the twenty day VWAP as of the date that Beacon exercised its option to acquire NxtPhase and the arrangement agreement was signed. The number of shares to be issued to NxtPhase's shareholders, employees is calculated using the following formula: $17,523,417 divided by $0.9186 (twenty day VWAP). Since the market value of the Beacon stock issued to acquire NxtPhase far exceeds the net asset value of NxtPhase based on the independent valuation, Beacon determined the most appropriate method to arrive at the total purchase price is to use the independent valuation of the fair value received in the transaction.

(iii)
The preliminary allocation of purchase price includes approximately $883,000 of goodwill. The significant factors that contributed to the recognition of goodwill include, but are not limited to, the opportunity to more effectively raise capital as a combined entity, NxtPhase's products are further along in their development and implementation than Beacon's and are better able to generate revenue in the short term, the complementary nature of the combined company's products and services. In July 2001, the Financial Accounting Standards Board issued Statement No. 141, Business Combinations, and Statement No. 142, Goodwill and Other Intangible Assets. As a result of these two pronouncements, goodwill recorded in connection with business combinations is no longer amortized but rather tested for impairment at least annually. Accordingly, the accompanying unaudited pro forma condensed combined statement of operations includes no amortization of the goodwill to be recorded in the merger.

(b)
Adjustment to eliminate the components of NxtPhase's historical stockholders' equity including its common stock, preferred stock, additional paid in capital and its accumulated deficit.

(c)
To adjust the historical book values of NxtPhase's assets and liabilities as of June 30, 2005 to their estimated fair values, in accordance with purchase accounting and independent valuation.

(d)
To accrue for expected direct merger costs not yet paid in the amount of approximately $379,000.

(e)
Adjustment to reclassify direct merger costs of Beacon to be netted in the transaction.

(f)
To reflect $300,000 cash received from El Dorado as an investment in NxtPhase immediately prior to the execution of the plan of arrangement.

(g)
To record Perseus' expected investment in Beacon of $2.0 million and Perseus' expected investment in NxtPhase of $500,000.

(h)
This adjustment reclassifies NxtPhase's presentation of depreciation and amortization expense to that of Beacon.

(i)
Adjustment to record additional depreciation and amortization expense resulting from the adjustment to NxtPhase's property and equipment assets and identifiable intangible assets to fair value as discussed above. Beacon expects that the ultimate purchase price allocation will include adjustments to the fair values of identifiable intangible assets (some of which may have indefinite lives). For purposes of the amortization expense recorded above, intangible assets, excluding goodwill, are assumed to have a four-year average useful life, consistent with NxtPhase policies.

(j)
To eliminate NxtPhase shares outstanding of 1,000,000 and add shares to be issued in the plan of arrangement of 19,076,222.

(k)
This adjustment eliminates the dividend on NxtPhase's preferred stock, which will be cancelled in the plan of arrangement.

(l)
To eliminate restructuring charges of NxtPhase of approximately $52,000.

(m)
To accrue NxtPhase CEO bonus of $140,000 payable by NxtPhase at the consummation of the plan of arrangement.

(n)
To adjust property and equipment to fair value based on independent appraisal.

BEACON POWER CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT JUNE 30, 2005

	Beacon	NxtPhase	Pro Forma Adjustments		Pro Forma Combined
	(dollars in thousands)
Assets
Current assets:
Cash and cash equivalents	$3,466	$501	$300	f
			(379	)d
			2,500	g
			(140	)m	$6,248
Accounts receivable, trade	127	717	—		844
Inventory	—	709	—		709
Unbilled costs under government contracts	242	—	—		242
Prepaid expenses and other current assets	448	460	—		908

Total current assets	4,283	2,387	2,281		8,951
Property and equipment, net	253	476	84	n	813
Restricted cash	310	233	—		543
Patents and other intangible assets	—	4,203	(483	)c	3,720
Goodwill	—	—	883	a	883
Investment in NxtPhase	500	—	(500	)g	—
Other assets (prepaid financing costs)	559	—	379	d
			(938	)e	—

Total assets	$5,905	$7,299	$1,706		$14,910

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$895	$990	$—		$1,885
Warranty reserve	—	458	—		458
Deferred revenue	—	13	—		13
Accrued contract loss	455	—	—		455
Restructuring reserve	891	—	—		891

Total current liabilities	2,241	1,461	—		3,702

Stockholders' equity:
Preferred Stock	—	—	—		—
Common stock	466	4,000	(4,000	)b
			24	g
			191	a	681
Deferred stock compensation	(208)	—	—		(208)
Preferred stock	—	7,469	(7,469	)b	—
				a,b,c,
				e,f,g,
Additional paid-in-capital	136,537	—	6,808	m,n	143,335
Other comprehensive income	—	521	—		521
Accumulated deficit	(132,943)	(6,152)	6,152	b	(132,943)
Treasury stock, at cost	(188)	—	—		(188)

Total stockholders' equity	3,664	5,838	1,706		11,208

Total liabilities and stockholders' equity	$5,905	$7,299	$1,706		$14,910

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

BEACON POWER CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005

	Beacon	NxtPhase	Pro Forma Adjustments		Pro Forma Combined
	(dollars in thousands)
Revenue	$954	$1,658	$—		$2,612
Cost of goods sold	1,004	1,438	—		2,442

Gross profit	(50)	220	—		170
Operating expenses:
General and administrative	2,281	2,249	(674	)h	3,856
Research and development	636	1,261	(23	)h	1,874
Loss on sales and contract commitments	1,057	—	—		1,057
Depreciation and amortization	41	—	697	h
			(160	)i	578
Foreign exchange loss	—	(42)	—		(42)

Total operating expenses	4,015	3,468	(160)		7,323

Loss from operations	(4,065)	(3,248)	160		(7,153)
Other income (expense):
Interest income	32	—	—		32
Other income (expense)	23	19	—		42

Total other income (expense), net	55	19	—		74

Loss to common shareholders	$(4,010)	$(3,229)	$160		$(7,079)

Loss per share, basic and diluted	$(0.09)	$(3.23)			$(0.11)

			19,076	j
			2,381	g
Weighted-average common shares outstanding	44,300	1,000	(1,000	)j	65,757

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

BEACON POWER CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

	Beacon	NxtPhase for the period 8/17-12/31/2004	NxtPhase Predecessor for the period 1/1-8/16/2004	Pro Forma Adjustments		Pro Forma Combined
	(dollars in thousands)
Revenue	$325	$1,617	$1,486	$—		$3,428
Cost of goods sold	1,458	1,591	1,832	—		4,881

Gross profit	(1,133)	26	(346)	—		(1,453)
Operating expenses:
General and administrative	4,197	1,785	2,235	(804	)h	7,413
Research and development	3,532	689	1,404	(85	)h	5,540
Depreciation and amortization	187	—	—	889	h
				355	i	1,431
Restructuring charges	—	—	52	(52	)l	—
Foreign exchange loss	—	175	(17)	—		158

Total operating expenses	7,916	2,649	3,674	303		14,542

Loss from operations	(9,049)	(2,623)	(4,020)	(303)		(15,995)
Other income:
Interest income	103	—	4	—		107
Interest expense	—	—	(1,080)	1,079	k	(1)
Gain on sale of investment	3,563	—	—	—		3,563
Other income (expense)	53	—	—	—		53

Total other income (expense), net	3,719	—	(1,076)	1,079		3,722

Loss to common shareholders	$(5,330)	$(2,623)	$(5,096)	$776		$(12,273)

Loss per share, basic and diluted	$(0.12)	$(2.62)	$(1.34)			$(0.20)

				(3,811	)j
				19,076	j
Weighted-average common shares outstanding	43,312	1,000	3,811	(1,000	)j	62,529

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

INDEPENDENT AUDITORS

        Beacon's consolidated financial statements and related financial statement schedule as of and for the year ended December 31, 2004 have been audited by Miller Wachman LLP, independent auditors, as stated in their reports which are incorporated into this document by reference. Beacon's consolidated financial statements and related financial statement schedule as of and for the years ended December 31, 2003 and 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports which are incorporated into this document by reference.

        The financial statements of NxtPhase T&D Corporation for the period from August 17, 2004 to December 31, 2004 and as of June 30, 2005, have been included in this joint proxy statement in reliance upon the report of KPMG LLP, registered public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

        The financial statements of NxtPhase Corporation for the years ended December 31, 2003 and 2002 and for the period from January 1, 2004 to August 16, 2004 have been included in this joint proxy statement in reliance upon the report of KPMG LLP, registered public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

        Certain legal matters in connection with the plan of arrangement will be passed upon by Farris, Vaughan, Wills & Murphy LLP, on behalf of NxtPhase.

OTHER MATTERS

        As of the date of this joint proxy statement, the boards of directors of Beacon and NxtPhase do not know of any matters that will be presented for consideration at the Beacon Special Meeting and NxtPhase Special Meeting other than those specified in the Beacon Notice of Special Meeting and NxtPhase Notice of Special Meeting, respectively. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

HOUSEHOLDING OF PROXY MATERIALS FOR BEACON STOCKHOLDERS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A number of brokers with account holders who are Beacon stockholders will be "householding" Beacon's proxy materials. A singly proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your request to Beacon Power Corporation, Attention: Investor Relations, 234 Ballardvale Street, Wilmington, MA 01887 or contact Investor Relations at (978) 661-2825. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT BEACON

        Beacon files annual, quarterly and current reports, proxy statements and other information with the SEC. Beacon's SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document that Beacon files with the SEC at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC's public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330.

        You may request a copy of these filings at no cost, by writing or telephoning Beacon at the following address:

    Beacon Power Corporation
    234 Ballardvale Street
    Wilmington, Massachusetts 01887
    Attn: Investor Relations

        In addition, you may obtain copies of the information relating to Beacon, without charge, by sending an e-mail to investors@beaconpower.com or by making a request through the Beacon investor relations website at www.beaconpower.com/company/investors.htm. None of the information on the Beacon website is a part of this joint proxy statement.

        In order for you to receive timely delivery of the documents in advance of the Beacon special meeting, Beacon should receive your request no later than                         , 2005.

        Any statement made in this joint proxy statement concerning the contents of any contract, agreement or other document is only a summary of the actual contract, agreement or other document. If Beacon has filed any contract, agreement or other document as an annex to this joint proxy statement, we urge you to read the annex for a more complete understanding of the document or matter involved. Each statement regarding a contract, agreement or other document is qualified in its entirety by reference to the actual document.

DOCUMENTS INCORPORATED BY REFERENCE BY BEACON

        The SEC allows Beacon to "incorporate by reference" the information Beacon files with it, which means that Beacon can disclose important business, financial and other information to you in this joint proxy statement by referring you to the publicly filed documents containing this information. The information incorporated by reference is deemed to be a part of this joint proxy statement, except for any information superseded by information contained in this joint proxy statement or filed later by Beacon with the SEC. This joint proxy statement incorporates by reference the documents set forth below that Beacon has previously filed with the SEC, which documents contain important information about Beacon and Beacon common stock:

  •
  Beacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2004;

  •
  Beacon's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005; and

  •
  Beacon's Current Reports on Forms 8-K dated February 14, 2005, February 16, 2005, February 18, 2005, March 4, 2005, April 25, 2005, April 29, 2005, May 10, 1005, May 16, 2005, May 26, 2005, June 17, 2005, June 29, 2005, July 26, 2005, July 27, 2005, July 29, 2005, August 9, 2005, August 16, 2005 and September 16, 2005.

        Beacon incorporates by reference into this joint proxy statement any future filings that it makes with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as

amended, until the date of the Beacon special meeting, other than any information Beacon furnishes under either Item 9 or Item 12 of any Current Report on Form 8-K.

        Beacon will provide without charge to each Beacon stockholder to whom this joint proxy statement is delivered, upon written or oral request, a copy of any and all of the documents that have been incorporated by reference in this joint proxy statement, other than the exhibits to such documents unless the exhibits are specifically incorporated by reference but not delivered with this joint proxy statement. Requests should be directed to Investor Relations, Beacon Power Corporation, 234 Ballardvale Street, Wilmington, Massachusetts 01887, (978) 694-9121.

        NEITHER BEACON NOR NXTPHASE HAS AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ABOUT THE PLAN OF ARRANGEMENT, BEACON, NXTPHASE OR THE COMBINED COMPANY THAT IS DIFFERENT FROM, OR IN ADDITION TO, THAT CONTAINED IN THIS DOCUMENT OR IN ANY OF THE DOCUMENTS THAT HAVE BEEN INCORPORATED INTO THIS DOCUMENT. THEREFORE, IF ANYONE DOES GIVE YOU INFORMATION OF THIS SORT, YOU SHOULD NOT RELY ON IT. IF YOU ARE IN A JURISDICTION WHERE OFFERS TO EXCHANGE OR SELL, OR SOLICITATIONS OF OFFERS TO EXCHANGE OR PURCHASE, THE SECURITIES OFFERED BY THIS DOCUMENT OR THE SOLICITATIONS OF PROXIES IS UNLAWFUL, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT THESE TYPES OF ACTIVITIES, THEN THE OFFER PRESENTED IN THIS DOCUMENT DOES NOT EXTEND TO YOU. THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

APPROVAL OF DIRECTORS OF NXTPHASE

        The information contained in this joint proxy statement relating to NxtPhase has been provided by NxtPhase. This joint proxy statement and the sending, communication and delivery to NxtPhase's securityholders have been approved by the board of directors of NxtPhase.

DATED at Vancouver, British Columbia this 26th day of September, 2005. By order of the NxtPhase board of directors	/s/ JOHN C. FOX John C. Fox, Chairman of the board of directors

INDEX TO NXTPHASE T&D CORPORATION CONSOLIDATED FINANCIAL STATEMENTS

Page
Annual Financial Statements
Auditors' Report	FS-2
Consolidated Balance Sheet (Expressed in United States dollars) for the period from August 17, 2004 to December 31, 2004	FS-3
Consolidated Statement of Operations (Expressed in United States dollars) for the period from August 17, 2004 to December 31, 2004	FS-4
Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (Expressed in United States dollars) for the period from August 17, 2004 to December 31, 2004	FS-5
Consolidated Statements of Cash Flows (Expressed in United States dollars) for the period from August 17, 2004 to December 31, 2004	FS-6
Notes to Consolidated Financial Statements (Expressed in United States dollars) for the period from August 17, 2004 to December 31, 2004	FS-7
Interim Financial Statements
Consolidated Balance Sheet (Expressed in United States dollars) for the six months ended June 30, 2005 (Unaudited)	FS-16
Consolidated Statement of Operations (Expressed in United States dollars) for the six months ended June 30, 2005 (Unaudited)	FS-17
Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (Expressed in United States dollars) for the six months ended June 30, 2005 (Unaudited)	FS-18
Consolidated Statements of Cash Flows (Expressed in United States dollars) for the six months ended June 30, 2005 (Unaudited)	FS-19
Notes to Consolidated Financial Statements (Expressed in United States dollars) for the six months ended June 30, 2005 (Unaudited)	FS-20

KPMG LLP Chartered Accountants PO Box 10426 777 Dunsmuir Street Vancouver BC V7Y 1K3 Canada	Telephone Fax Internet	(604) 691-3000 (604) 691-3031 www.kpmg.ca

AUDITORS' REPORT

To the Directors of NxtPhase T&D Corporation

        We have audited the consolidated balance sheet of NxtPhase T&D Corporation as at December 31, 2004 and the consolidated statements of operations, and cash flows for the period from inception on March 17, 2004 to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

        In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and the results of its operations and its cash flows for the period then ended in accordance with accounting principles generally accepted in the United States of America.

Chartered Accountants

Vancouver, Canada

March 3, 2005

. ..

              KPMG LLP, a Canadian limited liability partnership is the Canadian member firm of KPMG International, a Swiss cooperative.

NXTPHASE T&D CORPORATION

Consolidated Balance Sheet

(Expressed in United States dollars)

	December 31, 2004	August 17, 2004
Assets
Current Assets
Cash	$2,898,549	$315,016
Restricted cash (note 4)	33,278	—
Accounts receivable, net of allowance for doubtful accounts of nil (note 5)	1,084,569	376,079
Inventory (note 6)	549,987	554,081
Prepaid expenses	41,392	27,578

	4,607,775	1,272,754
Property, plant and equipment (note 7)	558,917	526,255
Patents and other intangible assets (note 8)	4,970,774	4,958,977

	$10,137,466	$6,757,986

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$938,089	$36,255
Warranty reserve (note 9)	469,669	390,000
Deferred revenue	13,273	25,000

	1,421,031	451,255
Due to stockholder (note 10)	—	385,210
Stockholders' equity (note11):
Authorized:
Unlimited number of common stock; issued and outstanding—1,000,000	4,000,000	4,000,000
Preferred stock:
Unlimited number of class A preferred stock, with no par value; issued and outstanding—1,548,718	6,969,231	—
Preferred stock issuable	—	1,921,521
Deficit	(2,922,884)	—
Accumulated other comprehensive income	670,088	—

	8,716,435	5,921,521

	$10,137,466	$6,757,986

Operations (note 1)

Commitments and contingencies (note 14)

Subsequent event (notes 14(a) and 16)

See accompanying notes to consolidated financial statements.

NXTPHASE T&D CORPORATION

Consolidated Statement of Operations

(Expressed in United States dollars)

Period from August 17, 2004 to December 31, 2004

Sales	$1,617,049
Cost of sales	1,590,872

26,177
Operating expenses:
General and administrative	1,019,754
Sales and marketing	764,676
Research and development (note 2(i))	689,410
Foreign exchange loss	175,057

2,648,897

Loss before the undernoted	(2,622,720)
Interest expense	244

Net loss for the period	$(2,622,964)

See accompanying notes to consolidated financial statements.

NXTPHASE T&D CORPORATION

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss)

(Expressed in United States dollars)

Period from August 17, 2004 to December 31, 2004

	Common stock		Preferred shares
					Preferred stock issuable		Other comprehensive income	Stockholders' equity
	Number	Amount	Number	Amount		Deficit
Balance, August 17, 2004	1,000,000	$4,000,000	—	$—	$1,921,521	$—	$—	$5,921,521
Preferred stock issue	—	—	1,548,718	6,969,231	(1,921,521)	—	—	5,047,710
Supplier retention payments (note 12)	—	—	—	—	—	(299,920)	—	(299,920)
Foreign currency translation adjustment	—	—	—	—	—	—	670,088	670,088
Loss for the period	—	—	—	—	—	(2,622,964)	—	(2,622,964)

Comprehensive loss								(1,952,876)

Balance, December 31, 2004	1,000,000	$4,000,000	1,548,718	$6,969,231	$—	$(2,922,884)	$670,088	$8,716,435

See accompanying notes to consolidated financial statements.

NXTPHASE T&D CORPORATION

Consolidated Statements of Cash Flows

(Expressed in United States dollars)

Period from August 17, 2004 to December 31, 2004

Cash provided by (used in):
Operations:
Loss for the period	$(2,622,964)
Amortization, an item not involving cash	528,294
Changes in non-cash operating working capital:
Accounts receivable	(659,038)
Inventory	54,018
Prepaid expenses	(11,121)
Accounts payable and accrued liabilities	923,504
Deferred revenue	(13,801)

(1,801,108)
Investments:
Purchase of property, plant and equipment	(29,951)
Restricted cash	(33,278)

(63,229)
Financing:
Cash subscriptions for preferred stock issued	5,010,210
Repayments to stockholder	(385,210)
Supplier retention payments (note 12)	(299,920)

4,325,080
Effect of change in foreign exchange rates on cash and cash equivalents	122,790

Increase in cash and cash equivalents	2,583,533
Cash and cash equivalents, beginning of period	315,016

Cash and cash equivalents, end of period	$2,898,549

Supplementary information:
Non-cash transactions:
Common stock issued in exchange for net assets of NxtPhase Corporation (note 3)	$4,000,000
Preferred A shares issued to settle obligation to shareholders (note 11(c))	1,921,521

See accompanying notes to consolidated financial statements.

NXTPHASE T&D CORPORATION

Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Period from August 17, 2004 to December 31, 2004

1.    Operations:

        NxtPhase T&D Corporation (the "Company") was incorporated under the Canada Business Corporations Act on March 17, 2004 and was inactive until August 17, 2004 when it acquired all the assets of NxtPhase Corporation (note 3) and commenced operations. The Company researches, develops, manufactures and markets optical sensors for the control and measurement of high voltage electric power, and protection, control and monitoring equipment for the electric power industry.

        The consolidated balance sheet has been prepared on a going concern basis under which an entity is considered to be able to realize its assets and discharge its liabilities in the ordinary course of business for the foreseeable future. The Company requires additional capital to fund and continue its operations. The Company's future operations and its continuation as a going concern are dependent upon its ability to complete the development of its primary product, to increase sales of its products, to generate positive cash flows from the operations and ultimately attain profitability. The consolidated balance sheet does not include adjustments to the carrying value of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

2.    Significant accounting policies:

        (a)   Basis of presentation:

        These financial statements include the accounts of the Company and its wholly-owned subsidiary, NxtPhase T&D Inc., and have been prepared in accordance with generally accepted accounting principles in the United States of America. All significant inter-company balances and transactions have been eliminated.

        (b)   Inventory:

        Inventory is stated at the lower of cost, using the average cost method, and net realizable value. Cost of work-in-progress and finished goods include materials, labour and manufacturing overhead related to the purchase and production of inventory.

        (c)   Property, plant and equipment:

        Property, plant and equipment have been stated at cost. Amortization of property, plant and equipment has been calculated annually as follows and commences once the assets are put into use:

Asset	Basis	Rate
Office furniture and fixtures	straight-line	20%
Computer hardware	straight-line	33%
Computer software	straight-line	50%
Lab, testing and production equipment	straight-line	33%
Demonstration systems	straight-line	50%
Leasehold improvements	straight-line	Lease term

        (d)   Patents:

        Patents consist of costs attributable to certain rights to patents and patent applications acquired through the acquisition of the net assets of NxtPhase Corporation—see note 3. Patents are recorded at cost and will be amortized on a straight-line basis over the estimated beneficial life to the Company, being four years. All of the Company's patents are subject to amortization.

        (e)   Other intangible assets:

        Other intangible assets represent the value assigned to customer relationships upon the acquisition of all the assets of NxtPhase Corporation—see note 3. Other intangible assets will be amortized on a straight-line basis over the estimated beneficial life to the Company, being four years.

        (f)    Impairment of long-lived assets:

        The Company will periodically review its long-lived assets, which includes property, plant and equipment, patents and customer relationship intangibles, for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.

        (g)   Warranty:

        The product warranty reserve incorporates management's best estimate of the future incidence rate of repairs and average unit repair costs. For every 1% increase in the incidence rate of relay and recorder warranty claims the warranty reserve would increase by approximately $10,000.

        (h)   Revenue recognition:

        Revenue from relays and recorders is recognized in accordance with the American Institute of Certified Public Accountants' Statement of Position 97-2—"Software Revenue Recognition" since the integrated software is significant to these products as a whole.

        Revenue from the sale of optical sensors is recognized in accordance with FASB's Emerging Issues Task Force Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF—00-21"), and the Securities and Exchange Commission's Staff Accounting Bulletin No. 104—"Revenue Recognition".

        For both relays and recorders and optical sensors, revenue is recognized when there is persuasive evidence of an arrangement and delivery to the customer has occurred, provided the product does not require significant customization, the fee is fixed and determinable, and collectibility is considered probable. Cash received from customers prior to these criteria being met is recorded as deferred revenue.

        When arrangements include multiple elements to which contract accounting principles do not apply, the individual elements are accounted for separately if vendor specific objective evidence ("VSOE") of fair value exists for undelivered elements (objective evidence of fair value, or "OE" for arrangements that do not include a significant software component). If VSOE/OE does not exist, the revenue on the completed arrangement is deferred until the earlier of (a) VSOE/OE being established or (b) all of the undelivered elements are delivered or performed, with the following exception: if the only undelivered element is a service, the entire fee is recognized as the services are performed.

        Anticipated future costs of product warranties are accrued and expensed at the time the product is sold.

        (i)    Research and development and advertising costs:

        Research and development and advertising costs are expensed as incurred.

        (j)    Foreign currency translation:

        The Company's reporting currency is currency is the United States dollar. The Company's functional currency is the Canadian dollar. The Company translates transactions in foreign currencies into its functional currency at the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in a currency other than the functional currency are translated into Canadian dollars at the exchange rates in effect at the balance sheet date. The resulting exchange gains and losses are recognized in earnings. The Canadian dollar functional currency financial statements are translated into United States dollars by translating assets and liabilities at the rate of exchange in effect at the balance sheet date and revenues and expenses at the average rate for the period reported. Unrealized gains and losses resulting from this translation are accumulated in a separate component of stockholders' equity and described as accumulated other comprehensive income (loss).

        (k)   Income taxes:

        Deferred income taxes are recognized using the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are provided if, after considering available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

        (l)    Comprehensive income (loss):

        The Company reports comprehensive income (loss) in accordance with the provisions of SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income (loss), as defined, includes all changes in equity (net assets) during a period from non-owner sources. Other than comprehensive income resulting from the currency translation of the financial statements to United States dollars for purposes of display, the Company had no other source of comprehensive income. Tax effects of comprehensive income or loss are not considered material for any period.

        (m)  Use of estimates:

        The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates and assumptions at December 31, 2004 primarily relate to the fair value of the common stock issued and net assets acquired in connection with the business combination described in note 3, warranty obligations and collectibility of trade accounts receivable.

3.    Acquisition of assets of NxtPhase Corporation:

        On August 17, 2004, all assets of NxtPhase Corporation were transferred to the secured creditors (the Secured Creditors) of NxtPhase Corporation and NxtPhase Corporation ceased active operations. The Secured Creditors then transferred the assets of NxtPhase Corporation into the Company, a previously inactive newly formed company, and recommenced the business. The Company issued 1,000,000 common shares from treasury with an estimated fair value of $4,000,000 as consideration for the acquisition of the net assets. The fair value of the consideration issued was determined by reference to the cash proceeds per share received upon issuance of the Class A preferred shares described in note 11(c) after adjusting for the estimated fair value of the relative rights attached to the Class A preferred shares as compared to the common shares of the Company. The acquisition has been accounted for using the purchase method.

        The fair value of the net assets acquired and liabilities assumed is as follows:

Cash	$315,016
Accounts receivable	376,079
Inventory	554,081
Prepaid expenses	27,578

1,272,754
Property, plant and equipment	526,255
Patents	4,423,977
Customer relationships	535,000

6,757,986
Accounts payable and accrued liabilities	(36,255)
Deferred revenue	(25,000)
Due to stockholder (note 10)	(385,210)
Warranty reserve for future obligations (note 9)	(390,000)
Preferred stock issuable (note 11(c))	(1,921,521)

Consideration issued	$4,000,000

        The fair value of property, plant and equipment was determined by the Company as the consideration that could be obtained at auction or in other used equipment markets. The fair values of patents and customer relationships were determined by the Company using a discounted cash flow approach.

        In determining the fair value of assets acquired and liabilities assumed, management considered the need for a provision for warranty obligations related to inventory sold prior to August 17, 2004 by NxtPhase Corporation, which obligations were effectively assumed by the Company.

4.    Restricted cash:

        Restricted cash is cash collateral of Cdn. $40,000 ($33,278) provided as a security deposit for a corporate credit card program.

5.    Accounts receivable:

Trade	$985,576
Goods and services tax	92,683
Other	6,310

$1,084,569

6.    Inventory:

Materials	$504,742
Work-in-progress	32,247
Finished goods	12,998

$549,987

7.    Property, plant and equipment:

	Cost	Amortization	Net book value
Office furniture and fixtures	$11,260	$422	$10,838
Computer hardware	29,096	1,801	27,295
Lab equipment	325,215	20,123	305,092
Production equipment	204,130	11,265	192,865
Demonstration systems	22,121	2,074	20,047
Leasehold improvements	2,830	50	2,780

	$594,652	$35,735	$558,917

8.    Patents and other intangible assets:

	Cost	Amortization	Net book value
Patents	$4,893,242	$458,741	$4,434,501
Customer relationships	591,749	55,476	536,273

	$5,484,991	$514,217	$4,970,774

9.    Warranty reserve:

        As indicated in note 3, the Company has assumed the warranty obligations of NxtPhase Corporation with respect to certain previously sold relay and recorder products and optical sensors. At December 31, 2004, the Company had a provision of $469,669 in connection with product warranty obligations based on management s best estimate of the future incidence rate of repairs and average unit repair costs.

        The Company currently provides a 10-year warranty on relay and recorder products and up to two-years on optical sensors which together comprise virtually all sales made in 2004. The relay and recorder business was acquired by NxtPhase Corporation in 2000 and sales of optical sensors also started in 2000 providing the Company a limited history for estimating warranty returns.

        Period from August 17, 2004 to December 31, 2004

Opening balance, August 17, 2004	$390,000
Additions	51,289
Reductions	(14,527)
Foreign exchange adjustment	42,907

Closing balance, December 31, 2004	$469,669

10.    Due to stockholder:

        On August 17, 2004, as a result of the business combination described in note 3, the Company assumed a secured debt obligation in the amount of $385,210 owed to a creditor of NxtPhase Corporation who is a stockholder of the Company. Under the terms of an agreement dated August 29, 2004, the Company settled this obligation by cash payment of $385,210 to the stockholder, and the stockholder subscribed for 85,602 Class A preferred shares of the Company (note 11(c)).

11.    Stockholders' equity:

        (a)   Authorized:

        Unlimited number of voting common stock with a par value of $0.001

        Unlimited number of Class A preferred stock with no par value, voting, convertible one-for-one basis, fully participating, cumulative 8% dividend and a liquidation value of 150% of their issue price plus all accrued but unpaid dividends.

        (b)   Common stock:

        On August 17, 2004, the Company issued 1,000,000 shares of common stock with an estimated fair value of $4.00 per share, to the Secured Creditors of NxtPhase Corporation as consideration for the acquisition of the assets and the assumption of certain liabilities of NxtPhase Corporation (note 3).

        (c)   Preferred stock issuable:

        On November 12, 2004, the articles of incorporation for the Company were amended to authorize an unlimited number of Class A preferred stock. Subsequently, the Company completed the initial closing of a $6,969,231 Class A preferred stock private placement.

        On August 17, 2004, as a result of the business combination described in note 3, the Company assumed a secured debt obligation in the amount of $1,921,521 owed to the Secured Creditors of NxtPhase Corporation. The Company issued 427,005 shares of Class A preferred stock with a value of

$1,921,521 to satisfy the obligation. In addition, a total of 1,036,111 Class A preferred shares were issued for total cash consideration of $4,662,500. The Company also issued 85,602 Class A preferred shares for amounts due to stockholder (note 10). Class A preferred shares issued in settlement of obligations have been valued at amounts equal to the per share cash proceeds from the offering.

        The holders of the Class A preferred shares are entitled to receive fixed cumulative preferred cash dividends, as and when declared by the board of directors. No preferred Class A stock dividends were declared for the period ending December 31, 2004. Cumulative preferred Class A stock dividends not accrued as at December 31, 2004 amounted to $76,375.

12.    Supplier retention payments:

        Subsequent to August 17, 2004, the Company incurred payments totaling $299,920 to specific third party creditors of NxtPhase Corporation, the liabilities for which were not legally assumed by the Company on August 17, 2004. However, these creditors are also key suppliers to the business acquired and being carried on by the Company and payments were made in order to preserve the business relationship with those suppliers. As these payments were made for the benefit of the equity interests of stockholders of the Company and do not arise from operating transactions of the Company, they have been charged directly to deficit.

13.    Income taxes:

        The Company s deferred tax assets are comprised of the following at December 31:

Deferred tax assets:
Property, plant and equipment and patents	$172,000
Intangible assets	98,000
Loss carry forwards	859,000
Warranty reserve	166,000

Total gross deferred tax assets	1,295,000
Valuation allowance	(1,295,000)

Net deferred tax assets	$—

        Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as non-operating losses and tax credit carry forwards.

        At December 31, 2004, management believes that sufficient uncertainty exists as to whether the deferred tax assets will be realized, and accordingly, a valuation allowance is required.

        As at December 31, 2004, the Company has non-capital losses carried forward for Canadian tax purposes, which are available to reduce taxable income of future years of approximately $2,375,000. This loss expires in 2014. As of December 31, 2004, the loss carry forward period was seven years, meaning this loss would expire in 2011. As of February 25, 2005, federal legislation extended the carry forward period to 10 years became substantively enacted.

14.    Commitments and contingencies:

        (a)   Operating leases:

        The Company signed a new lease for a term of 3 years effective November 1, 2004 for its Vancouver premises. The Company also signed a new lease for a term of 5 years effective January 1, 2005 for its Winnipeg premises and a 5 year lease effective July 1, 2005 for new premises in Phoenix, Arizona. The Company occupies one additional property, the lease for which was entered into by NxtPhase Corporation with the landlord. In response to the business combination described in note 3, the Company has entered into discussions with its landlords concerning the status of its leases and related commitments. Discussions are continuing at this time.

        If the Company were permitted to take over the existing lease or enter into a lease on the property where the lessee is NxtPhase Corporation described above on the same terms as NxtPhase Corporation, at December 31, 2004 the Company would be committed to annual base rent payments under all operating leases for premises as follows:

2005	$364,453
2006	395,369
2007	254,393
2008	141,502
2009	155,102
Thereafter	64,925

        In addition, the Company would anticipate that operating costs reimbursable to the landlord related to the above leases would amount to approximately $162,796 for 2005, $159,385 for 2006, $92,274 for 2007 $34,821 for 2008 and $34,821 for 2009.

        (b)   Texas A&M University System (TAMUS) License Agreement:

        The Company executed a one year license agreement (the Short-Term Agreement) with TAMUS on December 16, 2004. The Short Term Agreement is effective from August 17, 2004. Under the terms of the agreement, the Company is required to make an upfront payment of $75,000 (paid) and ongoing royalty payments of 1% of net optical product sales. In addition, the Company will have an option to enter into a long-term agreement with TAMUS (the Long-Term Agreement). Under the proposed terms of the Long-Term Agreement, royalties of 0.5% of net optical product sales would be payable by the Company with minimum annual royalty payments as follows: $45,000 for 2005 to 2007, and $30,000 for 2008 and each year thereafter. In addition, TAMUS would receive up to 5% of the Company s issued and outstanding stock on a diluted basis. The Long-Term Agreement would provide the Company with an option, exercisable in 2008, to eliminate future royalties by paying a redemption fee of $300,000.

15.    Financial instruments:

        (a)   Fair values of financial instruments:

        The Company s short-term financial instruments consist of cash, restricted cash, accounts receivable, and accounts payable and accrued liabilities. The fair values of these financial instruments approximate their carrying values due to their short-term to maturity.

        (b)   Foreign currency risk:

        Foreign currency risk reflects the risk that the Company s net assets or operations will be negatively impacted due to fluctuations in exchange rates. The Company monitors this exposure on an ongoing basis, but has no derivative contracts outstanding at December 31, 2004.

        (c)   Credit risk:

        Credit risk reflects the risk that the Company may be unable to recover accounts receivable. The Company has a significant number of individual customers and no one customer represents concentration of credit risk.

16.    Subsequent event:

        On April 22, 2005, the Company entered into an Arrangement Agreement whereby all of the outstanding shares of the Company will be acquired by a single existing shareholder. Following the transaction, which is subject to regulatory and shareholder approval, the Company will be a wholly owned subsidiary of a publicly traded company.

NXTPHASE T&D CORPORATION

Consolidated Balance Sheet

(Expressed in United States dollars)

(Unaudited)

	June 30, 2005	December 31, 2004
Assets
Cash & cash equivalents	$500,520	$2,898,549
Restricted cash	232,642	33,278
Accounts receivable, net of allowance for doubtful accounts of nil (note 5)	717,254	1,084,569
Inventory (note 6)	709,273	549,987
Prepaid expenses	460,073	41,392

	2,619,762	4,607,775
Property, plant and equipment (note 8)	476,126	558,917
Patents and other intangible assets (note 9)	4,203,321	4,970,774

	$7,299,209	$10,137,466

Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$990,286	938,089
Warranty reserve (note 10)	457,827	469,669
Deferred revenue	13,019	13,273

	1,461,132	1,421,031
Stockholders' equity:
Common shares (note 11)	4,000,000	4,000,000
Preferred stock	7,469,231	6,969,231
Deficit	(6,152,051)	(2,922,884)
Accumulated and other comprehensive income	520,896	670,088

	5,838,077	8,716,435

	$7,299,209	$10,137,466

Operations (note 1)
Commitments and contingencies (note 12)

See accompanying notes to consolidated financial statements.

Approved on behalf of the Board:

Director	Director

NXTPHASE T&D CORPORATION

Consolidated Statement of Operations

(Expressed in United States dollars)

(Unaudited)

Six months ended June 30, 2005

	Three months ending June 30	Six Months ending June 30
Sales	$876,624	$1,657,922
Cost of sales	749,187	1,437,765

	127,438	220,158
Operating expenses:
General and administrative	640,458	1,377,073
Sales and marketing	462,233	872,495
Research and development	605,286	1,261,146
Foreign exchange (gain)	(16,279)	(42,499)

	1,691,698	3,468,214

Operating loss	(1,564,260)	(3,248,056)
Other earnings	57	18,889

Loss for the period	$(1,564,203)	$(3,229,167)

See accompanying notes to consolidated financial statements.

NXTPHASE T&D CORPORATION

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss)

(Expressed in United States dollars)

(Unaudited)

Period from August 17, 2004 to June 30, 2005

	Common stock		Preferred shares
					Additional paid-in capital	Other comprehensive income		Stockholders' equity
	Number	Amount	Number	Amount			Deficit
Balance, August 17, 2004	1,000,000	$4,000,000	—	$—	$1,921,521	$—	$—	$5,921,521
Preferred stock issue			1,548,718		6,969,231	(1,921,521)		—
Supplier retention payments (note 12)	—	—	—	—	—		(299,920)	(299,920)
Foreign currency translation adjustment	—	—	—	—	—	670,088	—	670,088
Loss for the 2004	—	—	—	—	—	—	(2,622,964)	(2,622,964)

Comprehensive loss								(2,252,796)
Balance, December 31, 2004	1,000,000	4,000,000	1,548,718	6,969,231	—	670,088	(2,922,884)	8,716,435

Loss for six months ending June 30, 2005	—	—		—	—	—	(3,229,167)	(3,229,167)
Foreign currency translation adjustment	—	—		—	—	(197,666)	—	(197,666)
Preferred stock issue			111,111	500,000				500,000
Retain earnings adjustment					—	48,474		48,474
Balance, June 30, 2005	1,000,000	$4,000,000	1,659,829	$7,469,231	$—	$520,896	$(6,152,051)	$5,838,077

See accompanying notes to consolidated financial statements.

NXTPHASE T&D CORPORATION

Consolidated Statements of Cash Flows

(Expressed in United States dollars)

(Unaudited)

	Three months ending June 30	Six Months ending June 30
Cash flows provided by (used in):
Operations:
Loss for the year	$(1,564,203)	$(3,229,167)
Items not involving cash:
Amortization	376,746	762,133
Changes in non-cash operating working capital:
Accounts receivable	(228,139)	340,774
Inventory	282,730	(159,561)
Prepaid expenses	(350,302)	(418,638)
Accounts payable and accrued liabilities	(86,620)	60,354
Deferred revenue
Due from related parties	(62,050)	(113,097)

	(1,631,838)	(2,757,202)
Financing activities:
Cash Subsriptions for preferred stock	500,000	500,000
Supplier rentention payments charged directly to deficit	48,474	48,474

	548,474	548,474
Investments:
Purchase of capital assets	0	(26,511)
Short-term investments & restricted cash	(200,000)	(200,000)

	(200,000)	(226,511)
Effect of change in foreign exchange rates on cash and cash equivalents	32,488	55,473

Decrease in cash and cash equivalents	(1,250,876)	(2,379,766)
Cash and cash equivalents, beginning of period	1,751,396	2,880,286

Cash and cash equivalents, end of period	$500,520	$500,520

NXTPHASE T&D CORPORATION

Notes to Consolidated Financial Statements

(Expressed in United States dollars)

(Unaudited)

Six months ended June 30, 2005

1.    Operations:

        NxtPhase T&D Corporation (the "Company") was incorporated under the Canada Business Corporations Act on March 17, 2004 and was inactive until August 17, 2004 when it acquired all the assets of NxtPhase Corporation (note 3) and commenced operations. The Company researches, develops, manufactures and markets optical sensors for the control and measurement of high voltage electric power, and protection, control and monitoring equipment for the electric power industry.

        The consolidated balance sheet has been prepared on a going concern basis under which an entity is considered to be able to realize its assets and discharge its liabilities in the ordinary course of business for the foreseeable future. The Company requires additional capital to fund and continue its operations. The Company's future operations and its continuation as a going concern are dependent upon its ability to complete the development of its primary product, to increase sales of its products, to generate positive cash flows from the operations and ultimately attain profitability. The consolidated balance sheet does not include adjustments to the recoverability of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

2.    Significant accounting policies:

        (a)   Basis of presentation:

        These financial statements include the accounts of the Company and its wholly-owned subsidiary, NxtPhase T&D Inc., and have been prepared in accordance with generally accepted accounting principles in the United States of America. All significant inter-company balances and transactions have been eliminated.

        The accompanying unaudited consolidated financial statements do not include all information and footnote disclosures required for an annual set of financial statements under United States generally accepted accounting principles. In the opinion of management, all adjustments (consisting solely of normal recurring accruals) considered necessary for a fair presentation of the financial position, results of operations and cash flows as at June 30, 2005 and for all periods presented, have been included. Interim results for the three-month period ended June 30, 2005 are not necessarily indicative of the results that may be expected for the fiscal year as a whole or for any interim period.

        (b)   Inventory:

        Inventory is stated at the lower of cost, using the average cost method, and net realizable value. Cost of work-in-progress and finished goods include materials, labour and manufacturing overhead related to the purchase and production of inventory.

        (c)   Property, plant and equipment:

        Property, plant and equipment have been stated at cost. Amortization of property, plant and equipment has been calculated annually as follows and commences once the assets are put into use:

Asset	Basis	Rate
Office furniture and fixtures	straight-line	20%
Computer hardware	straight-line	33%
Computer software	straight-line	50%
Lab, testing and production equipment	straight-line	33%
Demonstration systems	straight-line	50%
Leasehold improvements	straight-line	Lease term

        (d)   Patents:

        Patents consist of costs attributable to certain rights to patents and patent applications acquired through the acquisition of the net assets of NxtPhase Corporation—see note 9. Patents are recorded at cost and will be amortized on a straight-line basis over the estimated beneficial life to the Company, being four years. All of the Company's patents are subject to amortization.

        (e)   Other intangible assets:

        Other intangible assets represent the value assigned to customer relationships upon the acquisition of all the assets of NxtPhase Corporation—see note 9. Other intangible assets will be amortized on a straight-line basis over the estimated beneficial life to the Company, being four years.

        (f)    Impairment of long-lived assets:

        The Company will periodically review its long-lived assets, which includes property, plant and equipment, patents and customer relationship intangibles for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.

        (g)   Warranty:

        The product warranty reserve incorporates management's best estimate of the future incidence rate of repairs and average unit repair costs.

        (h)   Revenue recognition:

        Revenue from relays and recorders is recognized in accordance with the American Institute of Certified Public Accountants' Statement of Position 97-2—"Software Revenue Recognition" since the integrated software is significant to these products as a whole.

        Revenue from the sale of optical sensors is recognized in accordance with FASB's Emerging Issues Task Force Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF—00-21"), and the Securities and Exchange Commission's Staff Accounting Bulletin No. 104—"Revenue Recognition".

        For both relays and recorders and optical sensors, revenue is recognized when there is persuasive evidence of an arrangement and delivery to the customer has occurred, provided the product does not require significant customization, the fee is fixed and determinable, and collectibility is considered probable. Cash received from customers prior to these criteria being met is recorded as deferred revenue.

        When arrangements include multiple elements to which contract accounting principles do not apply, the individual elements are accounted for separately if vendor specific objective evidence ("VSOE") of fair value exists for undelivered elements (objective evidence of fair value, or "OE" for arrangements that do not include a significant software component). If VSOE/OE does not exist, the revenue on the completed arrangement is deferred until the earlier of (a) VSOE/OE being established or (b) all of the undelivered elements are delivered or performed, with the following exception: if the only undelivered element is a service, the entire fee is recognized as the services are performed.

        Anticipated future costs of product warranties are accrued and expensed at the time the product is sold.

        (i)    Research and development and advertising costs:

        Research and development and advertising costs are expensed as incurred.

        (j)    Foreign currency translation:

        The Company's reporting currency is the United States dollar. The Company's functional currency is the Canadian dollar. The Company translates transactions in foreign currencies into its functional currency at the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in a currency other than the functional currency are translated into Canadian dollars at the exchange rates in effect at the balance sheet date. The resulting exchange gains and losses are recognized in earnings. The Canadian dollar functional currency financial statements are translated into United States dollars by translating assets and liabilities at the rate of exchange in effect at the balance sheet date and revenues and expenses at the average rate for the period reported. Unrealized gains and losses resulting from this translation are accumulated in a separate component of stockholders' equity and described as accumulated other comprehensive income (loss).

        (k)   Income taxes:

        Deferred income taxes are recognized using the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are provided if, after considering available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

        (l)    Comprehensive income (loss):

        The Company reports comprehensive income (loss) in accordance with the provisions of SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income (loss), as defined, includes all changes in equity (net assets) during a period from nonowner sources. Other than comprehensive income resulting from the currency translation of the financial statements to United States dollars for purposes of display, the Company had no other source of comprehensive income. Tax effects of comprehensive income or loss are not considered material for any period.

        (m)  Use of estimates:

        The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates and assumptions at June 30, 2005 primarily relate to the fair value of the common stock issued and net assets acquired in connection with the business combination described in note 3 and revenue recognition.

3.    Acquisition of assets of NxtPhase Corporation:

        On August 17, 2004, all assets of NxtPhase Corporation were transferred to the secured creditors of NxtPhase Corporation (the "Secured Creditors") and NxtPhase Corporation ceased active operations. The Secured Creditors then transferred these assets into the Company, a previously inactive newly formed company, and recommenced the business. The Company issued 1,000,000 common shares from treasury with an estimated fair value of $4,000,000 as consideration for the acquisition of the net assets. The fair value of the consideration issued was determined by reference to the price obtained upon issuance of the Class A preferred shares and a comparison of the relative rights attached to those shares compared to the common shares of the Company. The acquisition has been accounted for using the purchase method.

        The fair value of the net assets acquired and liabilities assumed is as follows:

Cash	$277,516
Accounts receivable	376,079
Inventory	554,081
Prepaid expenses	27,578

1,235,254
Property, plant and equipment	520,000
Patents	4,423,977
Customer relationships	535,000

6,714,231
Accrued liabilities	(30,000)
Deferred revenue	(25,000)
Due to stockholder (note 10)	(385,210)
Obligation to issue preferred stock (note 10(c))	(1,884,021)
Warranty reserve for future obligations (note 9)	(390,000)

$4,000,000

        The fair value of property, plant and equipment was determined by the Company as the consideration that could be obtained at auction or in other used equipment markets. The fair values of patents and customer relationships were determined by the Company using a discounted cash flows approach.

        In determining the fair value of assets acquired and liabilities assumed, management considered the need for a provision for assumed warranty obligations related to inventory sold prior to August 17, 2004 by Nxtphase Corporation.

4.    Restricted cash

        Restricted cash includes cash collateral of $232,642 provided as a security deposit for a corporate credit card program and security deposit for a facility lease in Phoenix.

5.    Accounts receivable:

	June 30, 2005	December 31, 2004
Trade	$607,378	$985,576
Goods and services tax	108,370	92,683
Other	1,500	6,310

	$717,254	$1,084,569

6.    Inventory:

	June 30, 2005	December 31, 2004
Materials	$560,058	$504,742
Work-in-progress	88,661	32,247
Finished goods	60,554	12,998

	$709,273	$549,987

7.    Prepaids:

	June 30, 2005	December 31, 2004
Prepaid Expenses	$101,631	$41,392
Prepaid Supplies	358,442	0

	$460,073	$41,392

8.    Property, plant and equipment:

	Cost	Amortization	Net book value
Office furniture and fixtures	$11,147	$1,533	$9,614
Computer hardware	28,641	4,763	23,878
Computer software	17,071	5,292	11,779
Lab equipment	320,990	72,825	248,166
Production equipment	206,350	44,625	161,725
Demonstration systems	7,632	908	6,724
Leasehold improvements	21,699	7,459	14,240

	$613,531	$137,405	$476,126

9.    Patents and other intangible assets:

	Cost	Amortization	Net book value
Patents	$4,799,802	$1,049,957	$3,749,845
Customer relationships	580,449	126,973	453,476

	$5,380,251	$1,176,930	$4,203,321

10.    Warranty reserve:

        As indicated in note 3, the Company has assumed the warranty obligations of NxtPhase Corporation with respect to certain previously sold relay and recorder products and optical sensors. At June 30, 2005, the Company had a provision of $457,827 ($469,669—December 31, 2004) in connection with product warranty obligations based on management's best estimate of the future incidence rate of repairs and average unit repair costs.

        The Company currently provides a 10-year warranty on relay and recorder products and up to two-years on optical sensors which together comprise virtually all sales made in 2004. The relay and recorder business was acquired by NxtPhase Corporation in 2000 and sales of optical sensors also started in 2000 providing the Company a limited history for estimating warranty returns.

11.    Stockholders' equity:

        (a)   Authorized:

        Unlimited number of voting common stock with a par value of $0.001

        Unlimited number of Class A preferred stock with no par value, voting, convertible one-for-one basis, fully participating, cumulative 8% dividend and a liquidation value of 150% of their issue price plus all accrued but unpaid dividends.

        (b)   Common stock:

        On August 17, 2004, the Company issued 1,000,000 shares of common stock with an estimated fair value of $4.00 per share, to the Secured Creditors of NxtPhase Corporation as consideration for the acquisition of the assets and the assumption of certain liabilities of NxtPhase Corporation (note 3).

        On April 22, 2005, the Company entered into and Arrangement Agreement whereby all of the outstanding shares of the company will be acquired by a single existing shareholder. Following the transaction, which is subject to regulatory and shareholder approval, the Company will be a wholly owned subsidiary of a publicly traded company.

        (c)   Preferred stock:

        On November 12, 2004, the articles of incorporation for the Company were amended to authorize an unlimited number of Class A preferred stock.

        The Company completed the initial closing of a $6,969,231 Class A preferred stock private placement. On August 17, 2004, as a result of the business combination described in note 3, the Company assumed a secured debt obligation in the amount of $1,921,521 owed to the Secured Creditors of NxtPhase Corporation. The Company issued 427,000 shares of Class A preferred stock with a value of $1,921,521 to satisfy the obligation. A total of 1,036,111 Class A preferred shares were issued for total proceeds of $4,662,500. The Company also issued 85,602 Class A preferred shares for amounts due to stockholder.

        The Company executed a term sheet for a private placement of $1,500,000 of Class A preferred stock. The financing will be divided into three tranche closings over the following quarter. The first tranche closed in June 2005. 111,111 shares were issued for $500,000.

12.    Commitments and contingencies:

        (a)   Operating leases:

        The Company signed a new lease for a term of 3 years effective November 1, 2004 for its Vancouver premises. The Company also signed a new lease for a term of 5 years effective January 1, 2005 for its Winnipeg premises. The Company occupies one additional property, which was entered into by NxtPhase Corporation with the landlord. In response to the business combination described in note 3, the Company has entered into discussions with its landlords concerning the status of its leases and related commitments. Discussions are continuing at this time.

        If the Company were permitted to take over the existing lease or entered into lease on the same terms as NxtPhase Corporation, at December 31, 2004 the Company would be committed to annual base rent payments under operating leases for premises as follows:

2005	$187,953
2006	392,725
2007	252,032
2008	140,832
2009	154,266
Thereafter	64,925

        In addition, the Company would anticipate that operating costs reimbursable to the landlord related to the above leases would amount to approximately $80,737 for 2005, $158,067 for 2006, $91,131 for 2007, $34,554 for 2008 and $34,554 for 2009.

        (b)   Texas A&M University System ("TAMUS") License Agreement:

        The Company executed a one year license agreement (the "Short-Term Agreement") with TAMUS on December 16, 2004. The Short Term Agreement is effective from August 17, 2004. Under the terms of the agreement, the Company is required to make an upfront payment of $75,000 and ongoing royalty payments of 1% of net optical product sales. In addition, the Company will have an option to enter into a long-term agreement with TAMUS (the "Long-Term Agreement"). Under the proposed terms of the Long-Term Agreement, royalties of 0.5% of net optical product sales would be payable by the Company with minimum annual royalty payments as follows: $45,000 for 2005 to 2007, and $30,000 for 2008 and each year thereafter. In addition, TAMUS would receive up to 5% of the Company's issued and outstanding stock on a diluted basis. The Long-Term Agreement would provide the Company with an option, exercisable in 2008, to eliminate future royalties by paying a redemption fee of $300,000.

13.    Financial instruments:

        (a)   Fair values of financial statements:

        The Company's short-term financial instruments consist of cash in trust by others, accounts receivable, and prepaids. The fair values of these financial instruments approximate their carrying values due to their short-term to maturity.

        (b)   Foreign currency risk:

        Foreign currency risk reflects the risk that the Company's net assets or operations will be negatively impacted due to fluctuations in exchange rates. The Company monitors this exposure on an ongoing basis, but has no derivative contracts outstanding at December 31, 2004.

        (c)   Credit risk:

        Credit risk reflects the risk that the Company may be unable to recover accounts receivable. The Company has a significant number of individual customers and no one customer represents concentration of credit risk.

INDEX TO NXTPHASE CORPORATION CONSOLIDATED FINANCIAL STATEMENTS

Page
Annual Financial Statements
Auditors' Report to the Shareholders	F-30
Consolidated Balance Sheets (Expressed in United States dollars) for the years ended December 31, 2003 and 2002	F-31
Consolidated Statements of Operations (Expressed in United States dollars) for the years ended December 31, 2003 and 2002	F-32
Consolidated Statements of Stockholders' Equity (Deficiency) and Comprehensive Income (Loss) (Expressed in United States dollars) for the years ended December 31, 2003 and 2002	F-33
Consolidated Statements of Cash Flows (Expressed in United States dollars) for the years ended December 31, 2003 and 2002	F-34
Notes to Consolidated Financial Statements for the years ended December 31, 2003 and 2002	F-35
Interim Financial Statements
Auditors' Report	F-56
Interim Consolidated Balance Sheets (Expressed in United States dollars) for the period from January 1, 2004 to August 16, 2004 and the year ended December 31, 2003	F-57
Interim Consolidated Statements of Operations (Expressed in United States dollars) for the period from January 1, 2004 to August 16, 2004 and the year ended December 31, 2003	F-58

Interim Consolidated Statements of Stockholders' Equity (Deficiency) and Comprehensive Income (Loss) (Expressed in United States dollars) for the period from January 1, 2004 to August 16, 2004 and the year ended December 31, 2003	F-59
Interim Consolidated Statements of Cash Flows (Expressed in United States dollars) for the period from January 1, 2004 to August 16, 2004 and the year ended December 31, 2003	F-60
Notes to Interim Consolidated Financial Statements (Expressed in United States dollars) for the period from January 1, 2004 to August 16, 2004 and the year ended December 31, 2003	F-61

AUDITORS' REPORT TO THE SHAREHOLDERS

        We have audited the accompanying consolidated balance sheets of NxtPhase Corporation as at December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity (deficiency) and comprehensive income (loss) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NxtPhase Corporation as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Chartered Accountants

Vancouver, Canada
October 12, 2004

NXTPHASE CORPORATION

Consolidated Balance Sheets

(Expressed in United States dollars)

December 31, 2003 and 2002

	2003	2002
Assets
Cash and cash equivalents	$2,134,982	$5,133,224
Restricted cash (note 1(f))	235,574	229,994
Accounts receivable, net of allowance for doubtful accounts of nil (2002—nil) (note 2)	902,580	692,029
Investment tax credits receivable	—	239,959
Inventory (note 3)	999,039	1,169,294
Prepaid expenses	148,321	69,601
Property, plant and equipment (note 4)	300,000	2,676,642
Patents (note 5)	480,010	1,371,671
Goodwill (notes 1(a) and (l))	—	385,078
Deferred financing costs (note 6)	134,788	—

	$5,335,294	$11,967,492

Liabilities and Stockholders' Equity (Deficiency)
Accounts payable and accrued liabilities (note 11)	$2,139,546	$1,762,241
Deferred revenue (note 18)	19,539	82,737
Deferred lease inducement	222,000	294,000
Capital lease obligations (note 7)	52,124	15,115
Due to National Research Council (note 15)	201,486	124,754
Due to stockholder (note 8)	40,000	80,000
Convertible debentures, net of equity portion of $2,084,513 (note 9)	5,472,713	—

	8,147,408	2,358,847
Stockholders' equity (deficiency) (note 10):
Authorized:
Unlimited number of class A preferred stock, with no par value; issued and outstanding—5,992,668 (2002—5,992,668)	11,609,699	10,690,398
Unlimited number of class B preferred stock, with no par value; issued and outstanding—15,846,473 (2002—15,846,473)	47,745,847	38,820,981
Unlimited number of class C preferred stock, with no par value; issued and outstanding—nil (2002—nil)	—	—
Unlimited number of class D preferred stock, with no par value; issued and outstanding—73,077 (2002—nil)	1	—
Unlimited number of common stock; issued and outstanding—3,811,232 (2002—3,814,953)	2,744,646	2,744,647
Additional paid-in capital	3,908,023	1,796,442
Deferred stock-based compensation	—	(8,624)
Deficit	(69,252,117)	(43,894,469)
Accumulated other comprehensive income (loss)	431,787	(540,730)

	(2,812,114)	9,608,645

	$5,335,294	$11,967,492

Going concern (note 1(a))
Commitments and contingencies (notes 14 and 15)

Approved on behalf of the Board:

Director	Director

See accompanying notes to consolidated financial statements.

NXTPHASE CORPORATION

Consolidated Statements of Operations

(Expressed in United States dollars)

Years ended December 31, 2003 and 2002

	2003	2002
Sales (note 18)	$3,865,877	$4,770,423
Cost of sales	3,430,848	2,791,471

	435,029	1,978,952
Operating expenses:
General and administrative	3,253,979	3,816,271
Sales and marketing	2,643,098	2,267,723
Research and development (note 12)	6,224,916	6,075,347
Restructuring costs (note 11)	722,840	—
Foreign exchange loss	149,212	419,089
Impairment of goodwill (note 1(a))	433,476	—
Impairment of property, plant and equipment (note 1(a))	1,951,314	—

	15,378,835	12,578,430

Operating loss	(14,943,806)	(10,599,478)
Other earnings (expenses):
Interest earnings	47,358	204,760
Interest expense on convertible debentures	(335,452)	—
Interest accreted on convertible debentures (note 9)	(249,926)	—
Amortization of deferred financing costs (note 6)	(25,575)	—
Other earnings (expense)	282	(41,356)

	(563,313)	163,404

Loss for the year	$(15,507,119)	$(10,436,074)

See accompanying notes to consolidated financial statements.

NXTPHASE CORPORATION

Consolidated Statements of Stockholders' Equity (Deficiency) and Comprehensive Income (Loss)

(Expressed in United States dollars)

Years ended December 31, 2003 and 2002

	Class A preferred stock		Class B preferred stock		Class D preferred stock
							Common stock						Total stockholders' equity (deficiency)
									Additional paid-in capital	Deferred stock-based compensation	Other comprehensive income (loss)
	Number	Amount	Number	Amount	Number	Amount	Number	Amount				Deficit
Balance, December 31, 2001	5,992,668	$9,843,133	15,320,987	$31,226,501	—	$—	3,786,546	$2,707,734	$1,688,026	$(38,052)	$(819,027)	$(26,016,650)	$18,581,665
Issued on exercise of stock options	—	—	—	—	—	—	28,407	36,913	(29,602)	—	—	—	7,311
Issued Series 1 for cash, net of issue costs	—	—	525,486	1,000,000	—	—	—	—	—	—	—	—	1,000,000
Accretion of redemption premium	—	847,265	—	7,039,480	—	—	—	—	—	—	—	(7,886,745)	—
Options granted in exchange for services	—	—	—	—	—	—	—	—	138,018	—	—	—	138,018
Amortization of deferred stock-based compensation	—	—	—	—	—	—	—	—	—	29,428	—	—	29,428
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	278,297	—	278,297
Loss for the year	—	—	—	—	—	—	—	—	—	—	—	(10,436,074)	(10,436,074)

Comprehensive loss													(10,161,785)

Balance, December 31, 2002	5,992,668	10,690,398	15,846,473	39,265,981	—	—	3,814,953	2,744,647	1,796,442	(8,624)	(540,730)	(44,339,469)	9,608,645
Repurchase of common stock	—	—	—	—	—	—	(3,721)	(1)	—	—	—	(6,362)	(6,363)
Issued for cash	—	—	—	—	73,077	1	—	—	—	—	—	—	1
Fair value of warrants issued with convertible debentures	—	—	—	—	—	—	—	—	1,136,885	—	—	—	1,136,885
Intrinsic value of beneficial conversion feature of convertible debentures issued	—	—	—	—	—	—	—	—	947,628	—	—	—	947,628
Financing costs attributed to equity component of convertible debentures	—	—	—	—	—	—	—	—	(63,507)	—	—	—	(63,507)
Accretion of redemption premium	—	919,301	—	8,479,866	—	—	—	—	—	—	—	(9,399,167)	—
Options granted in exchange for services	—	—	—	—	—	—	—	—	90,575	—	—	—	90,575
Amortization of deferred stock-based compensation	—	—	—	—	—	—	—	—	—	8,624	—	—	8,624
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	972,517	—	972,517
Loss for the year	—	—	—	—	—	—	—	—	—	—	—	(15,507,119)	(15,507,119)

Comprehensive loss													(14,534,602)

Balance, December 31, 2003	5,992,668	$11,609,699	15,846,473	$47,745,847	73,077	$1	3,811,232	$2,744,646	$3,908,023	$—	$431,787	$(69,252,117)	$(2,812,114)

See accompanying notes to consolidated financial statements.

NXTPHASE CORPORATION

Consolidated Statements of Cash Flows

(Expressed in United States dollars)

Years ended December 31, 2003 and 2002

	2003	2002
Cash flows provided by (used in):
Operations:
Loss for the year	$(15,507,119)	$(10,436,074)
Items not involving cash:
Amortization	2,374,248	2,295,828
Amortization of deferred financing costs	25,575	—
Amortization of deferred lease inducement	(72,000)	(66,000)
Amortization of deferred stock compensation	8,624	29,428
Impairment of property, plant and equipment	1,951,314	—
Impairment of goodwill	433,476	—
Loss on disposal of property, plant and equipment	—	1,155
Options granted in exchange for services received	90,575	138,018
Interest accreted on convertible debentures	249,926	—
Interest expense settled through issuance of additional convertible debentures	307,300	—
Changes in non-cash operating working capital:
Accounts receivable	(55,978)	177,294
Investment tax credits receivable	270,117	561,299
Inventory	392,037	186,605
Prepaid expenses	(58,864)	2,498
Accounts payable and accrued liabilities	(4,417)	(3,697)
Deferred revenue	(75,060)	(1,398,451)

	(9,670,246)	(8,512,097)
Investments:
Purchase of property, plant and equipment	(341,860)	(606,287)
Short-term investments and restricted cash	40,969	9,995,552
Cash held in escrow (note 10(c)(iii)(3))	—	3,000,000

	(300,891)	12,389,265
Financing:
Payments of capital lease obligations	(65,234)	(40,241)
Issuance of convertible debenture notes	7,000,000	—
Financing costs for convertible debentures	(209,019)	—
Increase (reduction) in amounts due to National Research Council	45,962	(2,030)
Reduction in amounts due to stockholder	(40,000)	(40,000)
Issuance of stockholders' equity, net of cash costs	1	1,008,036
Repurchase of common stock	(6,363)	—

	6,725,347	925,765
Effect of change in foreign exchange rates on cash and cash equivalents	247,548	73,931

Increase (decrease) in cash and cash equivalents	(2,998,242)	4,876,864
Cash and cash equivalents, beginning of year	5,133,224	256,360

Cash and cash equivalents, end of year	$2,134,982	$5,133,224

Supplementary information:
Interest paid	$—	$3,242
Income taxes paid	—	—
Non-cash transactions:
Property, plant and equipment acquired under capital lease	96,440	—
Fair value assigned to stock options issued for services received	90,575	138,018
Fair value of warrants issued in combination with convertible debentures (note 9)	1,136,885	—
Intrinsic value of beneficial conversion feature of convertible debentures (note 9)	947,628	—
Settlement of accrued interest payable on convertible debt through issuance of debentures (note 9)	307,300	—

See accompanying notes to consolidated financial statements.

NXTPHASE CORPORATION

Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Years ended December 31, 2003 and 2002

1.    Significant accounting policies:

        These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and reflect the following significant accounting policies:

        (a)   Going concern:

        On March 3, 2004, at the request of the convertible debenture holders (the "Secured Creditors"), and arising from the Company's need to obtain additional financing to continue operations, an interim receiver was appointed. A proposed recapitalization plan, if approved by shareholders, would have resulted in the receipt of additional financing for the Company and a material dilution of ownership for all existing shareholders. The plan failed to obtain the necessary shareholder approvals. As part of the terms and conditions of the Company's convertible debenture financing (note 9), a general security agreement covering all assets of the Company was provided as collateral to the Secured Creditors. With the defeat of the proposed recapitalization plan, the Secured Creditors took action to realize upon their security and commenced foreclosure proceedings. On August 17, 2004, all assets of the Company were transferred to the Secured Creditors and the Company ceased active operations. The Secured Creditors then transferred these assets into a new entity, NxtPhase T&D Corporation ("T&D"), and recommenced the business.

        For financial statements to be prepared on a going concern basis, it must be reasonable to assume that the Company will be able to realize its assets and discharge its obligations in the normal course of business for the forseeable future. Accordingly, the Company has determined that the use of the going concern assumption is not appropriate in preparing these consolidated financial statements and amounts have not been classified between current and long-term.

        These consolidated financial statements recognize adjustments to the carrying values of assets which management believes are necessary to reflect their fair value or net realizable value. As inventory was already being carried at net realizable value in accordance with the Company's accounting policy, no further adjustment was considered necessary. Certain amounts previously classified within prepaid expenses were determined not to provide a benefit beyond December 31, 2003. As the fair value of the patents calculated by reference to the related undiscounted cash flows from their sale or use exceeded their carrying value, the Company determined that no write-down of patents was required. For capital assets, net realizable value was defined as the consideration that could be obtained at auction or in other used equipment markets which resulted in a write-down of $1,951,314. As the Company's liabilities remain legally binding at their face values at December 31, 2003, no adjustment has been made to the carrying value of recorded obligations at December 31, 2003. In addition, no recognition has been given to the transfer of assets to the Secured Creditors and any related settlement of liabilities, which occurred in 2004 as described above. A summary of the adjustments made as a result of the Company's inability to rely on the going concern assumptions is as follows:

Balance sheet caption	NBV before adjustment	Adjusted carrying value
Prepaid expenses	204,914	148,321
Capital assets (note 4)	2,251,314	300,000
Goodwill	433,476	Nil

        The amounts reported in the consolidated financial statements of T&D could differ materially from amounts reported in these consolidated financial statements.

        (b)   Nature of operations:

        At December 31, 2003, the Company researches, develops, manufactures and markets optical sensors for the control and measurement of high voltage electric power, and protection, control and monitoring equipment for the electric power industry.

        (c)   Basis of presentation:

        These financial statements include the accounts of the Company and its wholly-owned subsidiaries, and are presented in United States dollars. All significant inter-company balances and transactions have been eliminated.

        (d)   Cash equivalents:

        Cash equivalents of nil and $4,632,586 at December 31, 2003 and 2002 respectively, consist of certificates of deposit and short-term investments with a term to maturity of three months or less when acquired. For purposes of the consolidated financial statements, the Company considers all highly liquid debt instruments with terms to maturity of three months or less when acquired to be cash equivalents.

        (e)   Short-term investments:

        Short-term investments consist of commercial paper with a term to maturity at the date of acquisition of greater than three but not more than twelve months. Under Statement of Financial Accounting standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities", management classifies investments as available-for-sale or held-to-maturity at the time of purchase and re-evaluates such designation as of each balance sheet date. Investments classified as held-to-maturity securities are stated at amortized cost with corresponding premiums or discounts amortized against interest income over the life of the investment. Marketable equity and debt securities not classified as held-to-maturity are classified as available-for-sale and reported at fair value. Unrealized gains and losses on marketable securities, net of any related tax effect, are included in equity as a separate component of stockholders' equity. At December 31, 2003 and 2002, the Company did not have any short-term investments.

        (f)    Restricted cash:

        Restricted cash includes cash of $235,574 (2002—$229,994) relating to cash collateral provided as a security deposit for a corporate credit program and to secure letters of credit for a customer contract performance bond and security deposit for a facility lease.

        (g)   Inventory:

        Inventory is stated at the lower of cost, using the average cost method, and net realizable value (note 1(a)). Cost of work-in-progress and finished goods includes materials, labour and manufacturing overhead related to the purchase and production of inventory.

        (h)   Property, plant and equipment:

        Property, plant and equipment are stated at cost, less accumulated amortization, net of write-downs for impairment as described in note 1(a). Amortization of property, plant and equipment has been calculated annually as follows and commences once the assets are put into use:

Asset	Basis	Rate
Office furniture and fixtures	straight-line	20%
Computer hardware	straight-line	33%
Computer software	straight-line	50%
Lab, testing and production equipment	straight-line	33%
Leasehold improvements	straight-line	lease term

        (i)    Assets under capital lease:

        Leases that transfer substantially all of the benefits and risks of ownership to the Company are accounted for as capital leases. At the time a capital lease is entered into, the asset and the corresponding obligation is recorded with the asset classified by its nature in property, plant and equipment.

        (j)    Patents:

        Patents consist of costs attributable to certain rights to patents and patent applications. acquired through the acquisition of APT Power Technologies, the Technology Transfer and License Agreement with Honeywell Inc. ("Honeywell") and the License Agreement with the Texas A&M University System ("TAMUS"). Honeywell and TAMUS became shareholders of and related parties to the Company as a result of these transactions. Patents are recorded at cost and are amortized on a straight-line basis over the estimated beneficial life to the Company, being four years. All of the Company's patents are subject to amortization.

        (k)   Impairment of long-lived assets:

        The Company periodically reviews its long-lived assets, which includes property, plant and equipment and patents for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. During the year, the Company recorded impairment losses as disclosed in note 1(a).

        (l)    Goodwill:

        Goodwill represents the excess of cost over the fair value of net identifiable assets of businesses acquired. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", which the Company adopted January 1, 2002, goodwill is no longer amortized, but is instead tested for impairment at least annually. An impairment loss would be recognized when estimates of future cash flows expected to result from goodwill are less than its carrying amount. Prior to fiscal 2002, goodwill was amortized using the straight-line method over its estimated period of benefit, being four years.

        In connection with SFAS No. 142's transitional goodwill impairment evaluation, the Company was required to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. To accomplish this, the Company was required to identify its reporting units and determine the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of January 1, 2002. The Company was also required to determine the fair value of each reporting unit and compare it to the carrying amount of the reporting unit. To the extent the carrying amount of a reporting unit exceeded the fair value of the reporting unit, the Company would be required to perform the second step of the transitional impairment test, as this is an indication that the reporting unit goodwill may be impaired. A similar impairment assessment process is required to be made at least annually, which the Company performs at December 31st. As the fair value of the identified reporting unit exceeded its carrying value at both January 1, 2002 and December 31, 2002, the Company was not required to recognize an impairment loss at that time. However, due to the circumstances described in note 1(a), the Company has recognized an impairment loss equal to the full carrying value of its goodwill during the year ended December 31, 2003.

        (m)  Deferred financing costs:

        Deferred financing costs are the portion of costs incurred with the issuance of the convertible debentures and attributable to the debt component of the total face value as described in note 9. The deferred financing costs are being amortized on a straight-line basis over the term of the convertible debentures and charged to the statement of operations.

        (n)   Revenue recognition:

        Revenue from relays and recorders is recognized in accordance with the American Institute of Certified Public Accountants' Statement of Position 97-2—"Software Revenue Recognition" since the software is significant to these products as a whole.

        Revenue from the sale of optical sensors is recognized in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 104—"Revenue Recognition".

        For both products, relays and recorders and optical sensors, revenue is recognized when there is persuasive evidence of an arrangement and delivery to the customer has occurred, provided the product does not require significant customization, the fee is fixed and determinable, and collectibility is considered probable. Cash received from customers prior to these criteria being met is recorded as deferred revenue.

        When software arrangements include multiple elements to which contract accounting does not apply, the individual elements are accounted for separately if vendor specific objective evidence ("VSOE") of fair value exists for undelivered elements. If VSOE does not exist, the revenue on the completed arrangement is deferred until the earlier of (a) VSOE being established or (b) all of the undelivered elements are delivered or performed, with the following exceptions: if the only undelivered element is post-contract customer support ("PCS"), the entire fee is recognized ratably over the PCS period, and if the only undelivered element is service, the entire fee is recognized as the services are performed.

        Anticipated future costs of product warranties are accrued and expensed in the year the product is sold and is reviewed and adjusted as soon as an issue is determinable.

        In November 2002, FASB issued Emerging Issues Task Force 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). EITF 00-21 addresses certain aspects of the accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities. In some arrangements, the different revenue-generating activities are sufficiently separable, and there may be sufficient evidence of their fair values to separately account for some or all of the deliverables. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003, and its adoption did not materially impact the measurement of revenue during 2003.

        (o)   Research and development and advertising costs:

        Research and development and advertising costs are expensed as incurred. Advertising costs amounted to $83,150 and $149,897 in 2003 and 2002, respectively.

        (p)   Government assistance and investment tax credits:

        The Company follows the cost reduction method of accounting for government assistance and investment tax credits ("ITC"), whereby the benefit of assistance is recognized as a reduction in the cost of the related asset or expenditure when reasonable assurance exists to its receipt. Adjustments to the amounts recognized are recorded as determinable. Once the Company's ITC claims have been assessed by Canada Revenue Agency, any excess or deficiency of the net ITC receivable will be reflected in the period the notice of assessment is received.

        (q)   Foreign currency translation:

        The Company's reporting currency is the United States dollar. These consolidated financial statements are presented in United States dollars although the Company uses the Canadian dollar as its functional currency. The Canadian dollar functional currency financial statements are translated into United States by translating assets and liabilities at rates of exchange in effect at the balance sheet dates and revenues and expenses are translated at average rates for the periods reported. Unrealized gains and losses resulting from this translation are accumulated in a separate component of stockholders' equity and described as accumulated other comprehensive income (loss).

        The Company translates transactions in foreign currencies into its functional currency at the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in a currency other than the functional currency are translated at the exchange rates in effect at the balance sheet date. The resulting exchange gains and losses are recognized in earnings.

        (r)   Stock-based compensation:

        The Company accounts for its stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", as interpreted by Financial Accounting Standards Board Interpretation ("FIN")

No. 44, "Accounting for Certain Transactions Involving Stock Compensation". Deferred stock-based compensation is recorded on the measurement date, which is generally the date of grant, when the fair value of the underlying common stock exceeds the exercise price for stock options or the purchase price for the shares of common stock. Non-employee options are accounted for under SFAS No. 123, "Accounting for Stock-Based Compensation" and are recognized at the fair value of the options as determined by an option pricing model as the related services are provided and the options earned.

        Stock-based compensation resulting from employee option grants is recognized on an accelerated basis over the vesting period of the individual options in accordance with FIN No. 28, "Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans". The compensatory value of non-employee grants having future service requirements are not recognized until the service is performed and the options earned.

        In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure", which provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted the disclosure provisions of SFAS No. 148 in these consolidated financial statements.

        As allowed by SFAS No. 123, the Company has selected to continue to apply the intrinsic value based method of accounting described above to its employee stock-based compensation, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net loss for each year if the fair value based method had been applied to all outstanding and unvested awards.

	2003	2002
Loss for the year, as reported	$(15,507,119)	$(10,436,074)
Add deferred stock-based compensation amortization included in loss for the year under APB 25	8,624	29,428
Less total stock-based employee compensation expensed as determined under fair value based method for all awards under SFAS 123	(418,005)	(405,259)

	$(15,916,500)	$(10,811,905)

        The Company estimated the fair value of each option on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	2003	2002
Years ended December 31,
Expected dividend yield	0%	0%
Expected stock price volatility	70%	70%
Risk-free interest rate	3.00%	4.40%
Expected life of options	4 years	4 years

        The fair value of stock options granted during the year was $0.08 (2002—$0.38).

        (s)   Income taxes:

        Deferred income taxes are recognized using the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are provided if, after considering available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

        (t)    Comprehensive income (loss):

        The Company reports comprehensive income (loss) in accordance with the provisions of SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income (loss), as defined, includes all changes in equity (net assets) during a period from non-owner sources. Other than comprehensive income resulting from the currency translation of the financial statements to United States dollars for purposes of display, the Company had no other source of comprehensive income. Tax effects of comprehensive income or loss are not considered material for any period.

        (u)   Use of estimates:

        The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates and assumptions include investment tax credit receivable, inventory valuation and obsolescence, the recoverability of intellectual property and other intangible assets and goodwill, warranty provision and revenue recognition. In estimating fair value or net realizable value as described in note 1(a) certain assumptions have been required.

        The Company currently provides a 10 year warranty on relay and recorder products and up to two years on optical sensors which together comprise virtually all sales made in 2003. The relay and recorder business was acquired in 2000 and sales of optical sensors also started in 2000 providing the Company a limited history for estimating warranty returns. The product warranty reserve incorporates management's best estimate of the future incidence rate of repairs and average unit repair costs. For every 1% increase in the incidence rate of relay and recorder warranty claims the warranty reserve would increase by approximately $10,000.

        Actual results and outcomes could differ from the estimates used in the preparation of these financial statements.

        (v)   Redeemable preferred stock:

        As described in note 10(a), the Company's class A and class B preferred stock are retractable at the option of the holder at 150% and 250% of the issue price after October 31, 2004 and May 18, 2006, respectively. Common practice in the United States is to refer to such shares having a redemption feature that is outside the control of the Company as "Redeemable Preferred Stock". Under the policies of the Securities and Exchange Commissions ("SEC"), Redeemable Preferred Stock would be shown as debt on the balance sheet and not included as a component of Stockholders' Equity.

        As the Company is not presently an SEC registrant, the Company is not required to classify the Redeemable Preferred Stock outside of stockholders' equity.

        (w)  Redemption premium:

        Redemption premiums relating to issued preferred stock are accreted over the redemption term using the interest method. The premium is treated as a charge to deficit, similar to the treatment of dividends, in stockholders' equity (deficiency).

2.    Accounts receivable:

	2003	2002
Trade	$627,563	$632,186
Goods and services tax	174,530	54,255
Other	100,487	5,588

	$902,580	$692,029

3.    Inventory:

	2003	2002
Materials	$581,190	$501,553
Work-in-progress	185,323	255,443
Finished goods	232,526	412,298

	$999,039	$1,169,294

4.    Property, plant and equipment:

2003	Cost	Accumulated amortization	Impairment loss (note 1(a))	Net book value
Office furniture and fixtures	$338,737	$197,593	$131,144	$10,000
Computer hardware	684,708	616,700	58,008	10,000
Computer software	346,840	285,948	60,892	—
Lab equipment	1,012,021	927,958	47,063	37,000
Production equipment	1,636,675	839,578	554,097	243,000
Leasehold improvements	1,883,640	783,530	1,100,110	—

	$5,902,621	$3,651,307	$1,951,314	$300,000

2002	Cost	Accumulated amortization	Net book value
Office furniture and fixtures	$282,781	$107,758	$175,023
Computer hardware	422,651	276,177	146,474
Computer software	436,359	348,656	87,703
Lab equipment	902,413	630,710	271,703
Production equipment	1,021,588	322,517	699,071
Leasehold improvements	1,850,172	553,504	1,296,668

	$4,915,964	$2,239,322	$2,676,642

        Included in property, plant and equipment are assets held under capital leases with a net book value of nil (2002—$35,045) and production equipment of nil (2002—$74,399) which is not yet available for use.

5.    Patents:

	Cost	Accumulated amortization	2003 Net book value	2002 Net book value
Patents	$5,323,664	$4,843,654	$480,010	$1,371,671

6.    Deferred financing costs:

	Costs	Accumulated amortization	2003 Net book value	2002 Net book value
Deferred financing costs	$160,363	$25,575	$134,788	$—

7.    Obligations under capital lease:

        The Company has entered into capital leases on office furniture and lab equipment with computer software under varying terms expiring up to 2004. The obligations require the following minimum payments:

Year ending December 31, 2004:
Present value of minimum lease payments	$52,124

        The weighted average interest rate implicit in the remaining lease is nil%. The total interest expense for the year relating to capital leases was nil (2002—$3,242). Total amortization expense for the year for assets under capital lease totaled $16,073 (2002—$48,647).

8.    Due to shareholder:

        As partial consideration for the intellectual property acquired from TAMUS under the terms of the License Agreement dated October 29, 1999, the Company agreed to pay $200,000 in cash in five equal installments of $40,000 per year, ending June 1, 2004. At December 31, 2003, $40,000 was outstanding which is due within the next fiscal year.

9.    Convertible debentures:

	Face value of debt	Debt component	Equity component (additional paid-in capital)
Balance, December 31, 2002	$—	$—	$—
12.5% redeemable convertible debentures with financing costs of $209,019	7,000,000	4,915,487	2,084,513
12.5% redeemable convertible debentures issued for payment-in-kind of interest	307,300	307,300	—

Initial allocation	7,307,300	5,222,787	2,084,513
Accretion of deemed debt discount to interest	—	249,926	—

Balance, December 31, 2003	$7,307,300	$5,472,713	$2,084,513

        During the year ended December 31, 2003, the Company realized gross cash proceeds of $7,000,000 from the issuance of 12.5% senior secured convertibles demand notes ("Convertible Debentures") of the Company plus 1,532,400 share purchase warrants. Interest of 12.5% on the Convertible Debentures is payable semi-annually. At the option of the Company, interest on the Convertible Debentures may be paid-in-kind in additional Convertible Debentures until the maturity date; thereafter, interest is payable in cash. During the year, interest of $307,300 was paid-in-kind with the issuance of additional Convertible Debentures. At the option of the holder, the principal and all accrued but unpaid interest thereon may be converted, in whole or in part, into shares of class C preferred stock at a conversion price to be based on a future financing event.

        Each share purchase warrant issued entitles the holder to purchase a number of Class C preferred stock equal to quotient obtained by dividing (i) 25% of the total principal amount of Convertible Debentures purchased by the investor by (ii) the warrant exercise price, which is determinable based on future financing events, on or before expiry date of June 25, 2013. At the date of issuance, 1,532,400 warrants were effectively issued with an exercise price of $1.142. However, both the quantity of warrants and the exercise price of the warrants are subject to change if there is an occurrence of a future financing event (as defined) prior to December 31, 2005. The Convertible Debentures are secured by a general security agreement over all the assets of the Company.

        For accounting purposes, the Company estimated the fair value of warrants issued using the Black-Scholes model and the intrinsic value of the beneficial conversion feature, estimated to be $1,136,885 and $947,628, respectively, and $2,084,513 in aggregate, and recorded these values as additional paid-in capital. For purposes of Black-Scholes model calculations, the issuance of 1,532,400 warrants has been assumed. The Black-Scholes model assumptions used for calculation of the fair value of the warrants at the date of grant were as follows: expected dividend yield—0%; expected stock price volatility—70%; risk-free interest rate—4.4%; and expected life of the warrants—10 years. The intrinsic value of the beneficial conversion option is the amount by which the fair value of the underlying class C preferred stock at the date of Convertible Debenture issuance exceeds the conversion price. The remaining balance of $4,915,487 was recorded as a liability. The carrying value of the liability is being accreted to the redemption value of the Convertible Debentures over the period to their maturity date of June 25, 2006.

        Of the total financing costs of $209,109 related to the Convertible Debentures issued and outstanding, $63,507 and $149,756 relating to the equity and debt components of the Convertible Debentures have been netted against additional paid-in capital and set up as deferred financing costs to be amortized, respectively.

        During the year, $249,926 of interest was accreted and charged to the statement of operations as interest expense.

10.    Stockholders' equity:

        (a)   Authorized:

        Unlimited class A preferred stock, issuable in series, voting, retractable, convertible on a one-for-one basis, fully participating, redeemable at 150% of their issue price, on or after October 31, 2004 at the option of the holder or the Company

        Unlimited class B preferred stock, issuable in series, voting, retractable, convertible on a one-for-one basis, fully participating, redeemable at the greater of 250% of their issue price, being $1.903, and fair market value on or after May 18, 2006 at the option of the holder or the Company, liquidation value for each share of series 1 is the issue price and 200% of the issue price for each share of series 2

        Unlimited class C preferred stock, voting, retractable, convertible on a one-for-one basis, fully participating, redeemable at the greater of 250% of their issue price, as determined by a formula, and fair market value on or after June 26, 2006 at the option of the Company or at 250% of their issue price at the option of the holder, liquidation value of 200% of their issue price

        Unlimited class D preferred stock, voting, convertible into class C preferred stock as determined by a formula

        Unlimited voting common stock

        (b)   Common stock:

        In 1999, Honeywell was granted the non-incentive option to purchase 40,000 common stock at a price to be agreed upon by Honeywell and the Company. During 2001, a price of $0.01 per option was agreed upon and subsequent to this agreement Honeywell agreed to assign the option to the individual who sits as its observer on the Company's Board of Directors. The option to purchase common stock expires in 2011.

        (c)   Preferred stock:

            (i)  Class A preferred stock:

          Class A preferred stock Series 1, 2, 3 and 5 have a stated value, ranging from $0.77 (CDN$1.00) to $1.74 (CDN$2.25) per share. These shares are convertible to common stock on a one-for-one basis at any time at the holder's option. Upon an initial public offering (other than a Qualified Public Offering ("QPO"), which is defined as a public offering for at least $3.86 (CDN$5.00) per share raising at least $9,256,000 (CDN$12,000,000) to the Company and the common stock are conditionally approved for listing on the TSE or NASDAQ) or on any date on or after October 31, 2004, these shares may be redeemed at the option of the holder or by the Company at 150% of their stated value. Upon a QPO the preferred stock will automatically convert to common stock on a one-for-one basis.

           (ii)  Class B preferred stock:

          Class B non-voting preferred stock Series 1 and 2 have a stated value of $1.903 per share. These preferred stock are convertible to common stock on a one-for-one basis any time at the holder's option. Upon an initial public offering (other than a Qualified Public Offering, which is defined as a public offering of common stock for at least 250% of their issue price raising at least $35,000,000 to the Company and the common stock are conditionally approved for listing on the TSE or NASDAQ) or on any date on or after May 18, 2006, these preferred stock may be redeemed at the option of the holder or by the Company at 250% of their stated value. Series 1 holders received warrants for 30% of the total number of shares held and Series 2 holders received warrants for 15% of the total number of shares held.

          (iii)  Series 1 class B preferred stock:

          During the year ended December 31, 2002, the Company issued 525,486 series 1 class B preferred stock, at an issue price of $1.903 per share, as a follow-on to the 2001 brokered private placement, for a total cash consideration of $1,000,000.

          During the year ended December 31, 2001, the Company issued, by way of brokered private placement:

            (1)   6,691,862 Series 1 class B preferred stock, at an issue price of $1.903 per share for a total cash consideration of $12,734,613. These preferred stock were recorded net of share issue costs of $1,028,293.

            (2)   2,821,889 Series 1 class B preferred stock, at an issue price of $1.903 per share, in consideration for conversion of a $5,173,600 (CDN$8,000,000) convertible loan and related interest of $196,455 (CDN$303,780).

            (3)   1,576,458 Series 1 class B preferred stock for $1.903 each for a total cash consideration of $3,000,000.

          (iv)  Series 2 class B preferred stock:

          During 2001, the Company issued 4,230,778 Series 2 class B preferred stock, at an issue price of $1.903 per share, by way of a brokered private placement, for a total cash consideration of $8,051,171. These preferred stock were recorded net of share issue costs of $392,281.

           (v)  Class D preferred stock:

          During the year ended December 31, 2003, the Company issued 73,077 class D preferred stock, at an issue price of $0.0001 (CDN$0.0001) per share.

        (d)   Incentive Stock Option Compensation Plan:

        The Company has an Incentive Stock Option Compensation Plan ("Plan") to provide options to purchase common stock of the Company for its employees, officers, directors and consultants. The Plan provides that a maximum of 7,554,225 common stock may be issued. All options have a term of 10 years from the date of grant unless otherwise determined by the Board of Directors. Vesting periods range from immediate to equally over four years. During the year, compensation expense of $99,199 (2002—$138,018) has been recorded in connection with options granted to employees and consultants.

	Actual	Weighted average exercise price
Outstanding at December 31, 2001	2,791,054	$1.04
Granted	3,887,008	1.66
Exercised	(28,407)	0.30
Cancelled	(232,274)	1.45

Outstanding at December 31, 2002	6,417,381	1.40
Granted	792,469	1.62
Exercised	—	—
Cancelled	(653,782)	1.68

Outstanding at December 31, 2003	6,556,068	$1.45

	Stock options outstanding, December 31, 2003
				Stock options exercisable, December 31, 2003
		Weighted average remaining contractual life
Range of exercise prices	Number of stock options outstanding		Weighted average exercise price	Number of stock options exercisable	Weighted average exercise price
$0.27	89,868	7.4	$0.27	89,868	$0.27
0.30	493,335	5.8	0.30	493,335	0.30
0.34	106,488	4.6	0.34	106,488	0.34
1.12	286,750	4.2	1.12	286,750	1.12
1.35	1,532,033	5.2	1.35	1,415,652	1.35
1.71	2,877,594	8.0	1.71	1,731,087	1.71
1.74	100,000	1.3	1.74	100,000	1.74
1.903	70,000	3.6	1.903	70,000	1.903

	6,556,068	6.7	$1.45	4,293,180	$1.33

        (e)   Warrants and non-incentive options:

	Number of warrants	Exercise price	Expiry date
Common share warrants and non-incentive options:
Balance, December 31, 2001 and 2002	490,000	$0.01 - 2.531	2011
Expired during the year—2003	(450,000)	2.531	2003

Balance, December 31, 2003	40,000	0.01	2011
Class A preferred share warrants:
Balance, December 31, 2001	1,452,000	$1.43 - 1.74	2002
Expired during the year—2002	(1,452,000)	1.43 - 1.74	2002

Balance, December 31, 2002 and 2003	—	—	—
Class B preferred share warrants:
Balance, December 31, 2001	4,856,290	$1.903 - 3.5206	2004 - 2006
Issued during the year:
Series 1 class B preferred share warrants	157,646	3.5206	2006

Balance, December 31, 2002 and 2003	5,013,936	1.903 - 3.5206	2004 - 2006
Class C preferred share warrants:
Issued during the year	1,532,400	$1.142	2013

Balance, December 31, 2003	1,532,400	1.142	2013

Total outstanding share warrants and non-incentive options, December 31, 2003	6,586,336	$0.01 - 3.5206	2004 - 2013

        During the year ended December 31, 2003, the Company issued class C preferred share warrants in connection with the issuance of convertible debentures. At the date of issue, 1,532,400 warrants were effectively issued at an effective exercise price of $1.142. As described in note 9, the actual number of warrants and the warrant exercise price are subject to change based on future financing events and, accordingly, the actual number of warrants ultimately to be issued and the exercise price could differ from those amounts disclosed above.

        During the year ended December 31, 2002, the Company issued 157,646 Series 1 class B preferred share warrants in connection with a follow-on to a 2001 brokered private placement.

        During the year ended December 31, 2001, the Company issued:

            (i)  2,007,561 Series 1 class B preferred share warrants in connection with the brokered private placement described in 10(c)(iii)(1), 846,567 series 1 class B preferred share warrants in connection with the conversion of the loan described in 10(c)(iii)(2) and

           (ii)  472,937 Series 1 class B preferred share warrants in connection with the brokered private placement described in 10(c)(iii)(3). Each warrant entitles the holder to purchase one class B preferred share;

           (ii)  634,618 Series 2 class B preferred share warrants in connection with the brokered private placement described in 10(c)(iv). Each warrant entitles the holder to purchase one class B preferred share;

          (iii)  688,159 Series A Bridge Loan warrants and 206,448 Series B Bridge Loan warrants in connection with the issuance of the convertible loan described in 10(c)(iii)(2). Each warrant entitles the holder to purchase one class B preferred share.

          The fair value of the warrants was determined to be $959,336 by applying the option pricing Black-Scholes model and this amount has been recorded under stockholders' equity as additional paid-in capital and as a charge against income as additional interest expense during the year ended December 31, 2001; and

          (iv)  As consideration for the provision of investment banking services, the Company granted warrants to purchase 450,000 common stock at a price of $2.531, exercisable for two years. These warrants expired during 2003.

        (f)    Non-cash consideration:

        Stock issued for non-cash consideration, including patents, have been recorded at their fair value at the date they became issuable.

11.    Accounts payable and accrued liabilities:

        Accounts payable and accrued liabilities include the following:

        (a)   Restructuring:

        During 2003, the Company undertook restructuring activities to streamline its operations and workforce, consolidate sites, and outsource relay and recorder product manufacturing. The total cost of this restructuring for the year ended December 31, 2003 approximates $722,840 and consists of $420,240 in employee severance and termination benefits; $129,000 relating to relocation of certain manufacturing activities and associated inventory write-downs; $114,900 of workforce integration costs; and $58,700 of other charges and costs. Of this total, $722,840 was expensed during the year of which $257,500 remains accrued as part of accounts payable and accrued liabilities at December 31, 2003. The balance of the restructuring accrual is expected to be utilized by April 30, 2004. Incremental restructuring related costs of $101,600 are expected to be incurred and expensed in 2004.

	Severance	Inventory	Integration	Other	Total
Accrual balance, December 31, 2002	$—	$—	$—	$—	$—
Restructuring accrual	420,240	129,000	114,900	58,700	722,840
Expenditures/utilization	(240,040)	(129,000)	(57,100)	(39,200)	(465,340)

Accrual balance, December 31, 2003	$180,200	$—	$57,800	$19,500	$257,500

        (b)   Warranty provision:

        At December 31, 2003, the Company has accrued $358,764 (2002—$121,249) in connection with its product warranty obligations (note 1(u)).

12.    Research and development:

	2003	2002
Research and development costs incurred	$6,189,146	$6,080,616
Less: Investment tax credits to be received less than (in excess of) amounts previously recorded for prior years	35,770	(5,269)

	$6,224,916	$6,075,347

13.    Income taxes:

        The Company's deferred tax assets are comprised of the following at December 31:

	2003	2002
Deferred tax assets:
Property, plant and equipment and patents	$878,000	$402,000
Loss carryforwards	5,924,000	2,484,000
Scientific research and development expenses	1,493,000	1,327,000
Share issue costs	389,000	345,000
Reserves and other	110,000	113,000

Total gross deferred tax assets	8,794,000	4,671,000
Less valuation allowance	(8,794,000)	(4,671,000)

Net deferred tax assets	$—	$—

        Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as non-operating losses and tax credit carryforwards.

        At December 31, 2003, management believes that sufficient uncertainty exists as to whether the deferred tax assets will be realized, and accordingly, a valuation allowance is required.

        Scientific research and development expenses of $5,152,000 (2002—$3,724,000) are available to be carried forward indefinitely and deducted against future taxable income otherwise calculated. The Company also has investment tax credits of approximately $1,222,000 available to offset future Canadian federal income taxes payable and expire as follows:

2006	$1,000
2007	25,000
2008	9,000
2009	24,000
2010	77,000
2011	438,000
2012	397,000
2013	251,000

$1,222,000

        For tax purposes, the Company has non-capital losses carried forward expiring in:

	United States	Barbados	Canada
2007	$—	$—	$262,000
2008	—	3,382,000	72,000
2009	—	3,291,000	2,823,000
2010	—	11,509,000	8,114,000
2011	—	5,878,000	—
2012	—	5,522,000	—
2020	232,000	—	—
2021	475,000	—	—
2022	1,783,000	—	—
2023	783,000	—	—

	$3,273,000	$29,582,000	$11,271,000

14.    Commitments:

        (a)   Operating leases:

        During the year, the Company entered into a new lease for its Vancouver, B.C. premises. The term of the lease extends to September 2008.

        At December 31, 2003, the Company is committed to annual base rent payments under operating leases for premises as follows:

2004	$359,571
2005	363,372
2006	360,359
2007	204,302
2008	133,726

        In addition, the Company anticipates that operating costs reimbursable to the landlord related to the above leases will amount to approximately $159,435 for 2004, $157,960 for 2005, $156,590 for 2006, $89,060 for 2007, and $58,104 for 2008. During the year there was $450,710 in rent expense relating to the above leases. In response to the conditions described in note 1(a), the Company has entered into discussions with its landlords concerning the status of its leases and related commitments. Discussions are continuing at this time.

        (b)   TAMUS License Agreement:

        In connection with the License Agreement dated October 29, 1999 between the Company and TAMUS, the Company is required to make royalty payments of 1% of net sales up to December 31, 2003 and 0.5% thereafter. Minimum annual royalty payments are required as follows: $10,000 for 2001 and 2002, $15,000 for 2003 to 2006, and $30,000 for 2007 to 2010, except that further minimum annual royalty payments are no longer required to be paid over the aggregate thereafter until the redemption fee of $200,000 has been paid. The Company has the option, commencing in 2003 and onwards, of eliminating the future royalty requirements by paying a redemption fee of $200,000 less royalty payments made to date, which TAMUS may, at its option, elect to receive in the form of 80,000 common stock of the Company. See note 17(e).

        Due to the events described in note 1(a), TAMUS presently has the right to terminate the Licence Agreement upon written notice to the Company. No such notice has been received to date.

        (c)   Manitoba Hydro Royalty Agreement:

        The Company assumed a Royalty Agreement with Manitoba Hydro ("MH") through the acquisition of APT Power Technologies in December 2000. Under the agreement, the Company is required to pay royalties to MH on gross sales of applicable product (excluding product sales to MH) as follows: (i) 5% on recorder product sales until 2010; (ii) 5% on DMS sales until 2004; and (iii) for relay sales, 3% in 2001, 2.5% in 2002 and 2% in 2003 and thereafter. For the year ended December 31, 2003, royalties totaled $100,440 (2002—$80,859) on applicable gross sales of $3,171,137 (2002—$2,020,692).

15.    Contingencies:

        National Research Council of Canada ("NRC"):

        (a)   The Company has entered into a Repayable Contribution Agreement with NRC effective August 1, 1998 and amended January 1, 2000. Under this agreement, NRC will contribute a maximum of $364,000 (CDN$472,000) based on 33% of the Company's qualifying project expenditures made during the period from August 1, 1998 to March 31, 2001. The Company is required to make royalty payments at the rate of 8.7% of gross revenues until the earlier of the date upon which total payments of $546,000 (CDN$708,000) have been made or April 1, 2011 after which time no further payments are required. The Company may, at its option, limit any royalty payment whenever the amount otherwise required would result in cumulative payments to date in excess of $27,400 (CDN$35,500) per quarter.

        The Company recognized contributions totaling $364,000 (CDN$472,000) under this program during the year ended December 31, 2000 as a reduction of research and development expenses in accordance with the accounting policy described in note 1(p). During the year ended December 31, 2003, royalty payments aggregated amounts repaid and/or accrued totaled $69,374 (2002—$31,273).

        (b)   The Company assumed a contingent liability through a Repayable Contribution Agreement on the acquisition of APT Power Technologies ("APT") on December 28, 2000. Under this agreement, NRC had contributed $154,000 (CDN$200,000) for the performance of work undertaken by APT on a data management system for electrical power utilities. The Company is required to make royalty payments at the rate of 0.41% of gross revenue attributed to sales of certain specified APT products each quarter until the earlier of the date upon which total payments of $231,000 (CDN$300,000) have been made, or February 1, 2006. If by this date, the total amount paid to NRC is less than $154,000 (CDN$200,000), the Company will continue to make payments until the earlier of the date upon which the original contribution has been fully repaid or March 11, 2011, after which time no further payments are required. At the date of the APT acquisition, the Company accrued the minimum repayment obligation of $154,000 (CDN$200,000). To December 31, 2003, royalty payments of $22,150 have been made and a total of $131,850 is reflected as liabilities in the consolidated balance sheet. Any additional royalty payment obligations will be recognized when determinable.

16.    Financial instruments:

        (a)   Fair values of financial statements:

        The Company's short-term financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, investment tax credits receivable, prepaids, accounts payable and accrued liabilities, amounts due to shareholder and the National Research Council. The fair value of these financial instruments approximate their carrying values due to their short-term to maturity.

        The fair value of capital lease obligations are estimated to approximate their carrying values based on borrowing rates currently available to the Company for loans with similar terms.

        (b)   Foreign currency risk:

        Foreign currency risk reflects the risk that the Company's net assets or operations will be negatively impacted due to fluctuations in exchange rates. The Company monitors this exposure, but has no derivative contracts outstanding at December 31, 2003 and 2002.

        (c)   Credit risk:

        Credit risk reflects the risk that the Company may be unable to recover accounts receivable. The Company has a significant number of individual customers and no one customer represents a concentration of credit risk.

17.    Related party transactions:

        During the year, the Company had the following related party transactions:

        (a)   One director and a board observer of the Company earned fees by providing consulting services to the Company. Total fees earned during 2003 were nil (2002- $20,910);

        (b)   An officer of the Company earned fees by providing legal services to the Company. Total fees earned during 2003 were nil (2002—$23,180);

        (c)   Lease payments were made to Honeywell, a shareholder, for equipment totaling $6,824 (2002—$10,236);

        (d)   Sales to electric power utilities, who are or an affiliate thereto is a shareholder, totaled $126,456 (2002—$376,828) which is comprised of nil (2002—$175,000) of optical product sales and $126,456 (2002—$201,828) of relay and recorder product sales; and

        (e)   Royalty expense of $15,000 (2002—$10,000) was recorded in conjunction with the TAMUS License Agreement described in note 14(b). TAMUS is a common stockholder.

18.    Deferred revenue:

	2003	2002
Deferred revenue, end of year	$19,539	$82,737
Deferred revenue, beginning of year	(82,737)	(1,460,696)
Sales recognized	3,865,877	4,770,423
Deposits received for future shipments	(19,539)	(82,737)

Product shipped	$3,783,140	$3,309,727

KPMG LLP Chartered Accountants PO Box 10426 777 Dunsmuir Street Vancouver BC V7Y 1K3 Canada	Telephone Fax Internet	(604) 691-3000 (604) 691-3031 www.kpmg.ca

AUDITORS' REPORT

To the Directors of NxtPhase Corporation

        We have audited the accompanying consolidated balance sheets of NxtPhase Corporation as at August 16, 2004 and December 31, 2003 and the related consolidated statements of operations, stockholders' equity (deficiency) and comprehensive income (loss) and cash flows for the period from January 1, 2004 to August 16, 2004 and for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NxtPhase Corporation as of August 16, 2004 and December 31, 2003 and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

Chartered Accountants

Vancouver, Canada

March 3, 2005

. ..

              KPMG LLP, a Canadian limited liability partnership is the Canadian member firm of KPMG International, a Swiss cooperative.

NXTPHASE CORPORATION

Interim Consolidated Balance Sheets

(Expressed in United States dollars)

	August 16, 2004	December 31, 2003
Assets
Cash and cash equivalents	$358,932	$2,134,982
Restricted cash (note 1(f))	571,381	235,574
Accounts receivable, net of allowance for doubtful accounts of nil (2003—nil) (note 2)	376,923	902,580
Inventory (note 3)	585,245	999,039
Prepaid expenses	36,565	148,321
Property, plant and equipment (note 4)	506,529	520,000
Patents (note 5)	175,478	480,010
Deferred financing costs (note 6)	104,651	134,788

	$2,715,704	$5,555,294

Liabilities and Stockholders' Deficiency
Accounts payable and accrued liabilities (note 11)	$1,262,045	$2,139,546
Deferred revenue	—	19,539
Deferred lease inducement	174,000	222,000
Capital lease obligations (note 7)	25,415	52,124
Due to National Research Council (note 14)	198,142	201,486
Advances from stockholders (note 8)	2,337,648	40,000
Convertible debentures, net of equity portion of $2,084,513 (note 9)	5,881,569	5,472,713
Interest payable on convertible debentures	589,797	—

	10,468,616	8,147,408
Stockholders' deficiency (note 10):
Authorized:
Unlimited number of class A preferred stock, with no par value; issued and outstanding—5,992,668 (2003—5,992,668)	12,131,363	11,609,699
Unlimited number of class B preferred stock, with no par value; issued and outstanding—15,846,473 (2003—15,846,473)	54,162,616	47,745,847
Unlimited number of class C preferred stock, with no par value; issued and outstanding—nil (2003—nil)	—	—
Unlimited number of class D preferred stock, with no par value; issued and outstanding—73,077 (2003—73,077)	1	1
Unlimited number of common stock; issued and outstanding—3,811,232 (2003—3,811,232)	2,744,646	2,744,646
Additional paid-in capital	3,908,023	3,908,023
Deficit	(81,065,824)	(69,032,117)
Accumulated other comprehensive income	366,263	431,787

	(7,752,912)	(2,592,114)

	$2,715,704	$5,555,294

Going concern (note 1(b))

Commitments and contingencies (notes 13 and 14)

See accompanying notes to consolidated financial statements.

NXTPHASE CORPORATION

Interim Consolidated Statements of Operations

(Expressed in United States dollars)

	Period from January 1, 2004 to August 16, 2004	Year ended December 31, 2003
Sales	$1,485,643	$3,865,877
Cost of sales	1,832,344	3,430,848

	(346,701)	435,029
Operating expenses:
General and administrative	1,118,035	3,253,979
Sales and marketing	1,116,680	2,643,098
Research and development (note 12)	1,404,091	6,224,916
Restructuring costs (note 11(a))	51,600	722,840
Foreign exchange loss (gain)	(17,240)	149,212
Impairment of goodwill	—	433,476
Impairment of property, plant and equipment	—	1,731,314

	3,673,166	15,158,835

Operating loss	(4,019,867)	(14,723,806)
Other earnings (expenses):
Interest earnings	3,670	47,358
Interest expense on convertible debentures	(643,557)	(335,452)
Interest accreted on convertible debentures (note 9)	(408,856)	(249,926)
Amortization of deferred financing costs (note 6)	(26,664)	(25,575)
Other earnings	—	282

	(1,075,407)	(563,313)

Loss for the period	$(5,095,274)	$(15,287,119)

See accompanying notes to interim consolidated financial statements.

NXTPHASE CORPORATION

Interim Consolidated Statements of Stockholders' Equity (Deficiency) and Comprehensive Income (Loss)

(Expressed in United States dollars)

Period from August 1, 2004 to August 16, 2004

Year ended December 31, 2003

	Class A preferred stock		Class B preferred stock		Class D preferred stock
							Common stock						Total stockholders' equity (deficiency)
									Additional paid-in capital	Deferred stock-based compensation	Other comprehensive income (loss)
	Number	Amount	Number	Amount	Number	Amount	Number	Amount				Deficit
Balance, December 31, 2002	5,992,668	$10,690,398	15,846,473	$39,265,981	—	$—	3,814,953	$2,744,647	$1,796,442	$(8,624)	$(540,730)	$(44,339,469)	$9,608,645
Repurchase of common stock	—	—	—	—	—	—	(3,721)	(1)	—	—	—	(6,362)	(6,363)
Issued for cash	—	—	—	—	73,077	1	—	—	—	—	—	—	1
Fair value of warrants issued with convertible debentures	—	—	—	—	—	—	—	—	1,136,885	—	—	—	1,136,885
Intrinsic value of beneficial conversion feature of convertible debentures issued	—	—	—	—	—	—	—	—	947,628	—	—	—	947,628
Financing costs attributed to equity component of convertible debentures	—	—	—	—	—	—	—	—	(63,507)	—	—	—	(63,507)
Accretion of redemption premium	—	919,301	—	8,479,866	—	—	—	—	—	—	—	(9,399,167)	—
Options granted in exchange for services	—	—	—	—	—	—	—	—	90,575	—	—	—	90,575
Amortization of deferred stock-based compensation	—	—	—	—	—	—	—	—	—	8,624	—	—	8,624
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	972,517	—	972,517
Loss for the year	—	—	—	—	—	—	—	—	—	—	—	(15,287,119)	(15,287,119)

Comprehensive loss													(14,314,602)

Balance, December 31, 2003	5,992,668	11,609,699	15,846,473	47,745,847	73,077	1	3,811,232	2,744,646	3,908,023	—	431,787	(69,032,117)	(2,592,114)
Accretion of redemption premium	—	521,664	—	6,416,769	—	—	—	—	—	—	—	(6,938,433)	—
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(65,524)	—	(65,524)
Loss for the period	—	—	—	—	—	—	—	—	—	—	—	(5,095,274)	(5,095,274)

Comprehensive loss													(5,160,798)

Balance, August 16, 2004	5,992,668	$12,131,363	15,846,473	$54,162,616	73,077	$1	3,811,232	$2,744,646	$3,908,023	$—	$366,263	$(81,065,824)	$(7,752,912)

See accompanying notes to interim consolidated financial statements.

NXTPHASE CORPORATION

Interim Consolidated Statements of Cash Flows

(Expressed in United States dollars)

	Period from January 1, 2004 to August 16, 2004	Year ended December 31, 2003
Cash flows provided by (used in):
Operations:
Loss for the period	$(5,095,274)	$(15,287,119)
Items not involving cash:
Amortization	399,081	2,374,248
Amortization of deferred financing costs	26,664	25,575
Amortization of deferred lease inducement	(72,000)	(72,000)
Amortization of deferred stock compensation	—	8,624
Impairment of property, plant and equipment	—	1,731,314
Impairment of goodwill	—	433,476
Operating expenses paid by stockholders on Company's behalf (note 8)	249,231	—
Options granted in exchange for services received	—	90,575
Interest accreted on convertible debentures	408,856	249,926
Interest expense settled through issuance of additional convertible debentures	—	307,300
Interest accrued on advances from stockholders (note 8)	68,416	—
Changes in non-cash operating working capital:
Accounts receivable	500,873	(55,978)
Investment tax credits receivable	—	270,117
Inventory	387,156	392,037
Prepaid expenses	107,563	(58,864)
Accounts payable and accrued liabilities	(808,862)	(4,417)
Deferred revenue	(18,964)	(75,060)
Interest payable on convertible debentures	575,372	—

	(3,271,888)	(9,670,246)
Investments:
Purchase of property, plant and equipment	(94,534)	(341,860)
Short-term investments and restricted cash	(340,038)	40,969

	(434,572)	(300,891)
Financing:
Payments of capital lease obligations	(25,295)	(65,234)
Issuance of convertible debenture notes	—	7,000,000
Financing costs for convertible debentures	—	(209,019)
Increase in amounts due to National Research Council	1,650	45,962
Advances from stockholders	2,020,000	—
Repayment to stockholders	(40,000)	(40,000)
Issuance of stockholders' equity, net of cash costs	—	1
Repurchase of common stock	—	(6,363)

	1,956,355	6,725,347
Effect of change in foreign exchange rates on cash and cash equivalents	(25,945)	247,548

Decrease in cash and cash equivalents	(1,776,050)	(2,998,242)
Cash and cash equivalents, beginning of period	2,134,982	5,133,224

Cash and cash equivalents, end of period	$358,932	$2,134,982

Supplementary information:
Interest paid	$—	$—
Income taxes paid	—	—
Non-cash transactions:
Property, plant and equipment acquired under capital lease	—	96,440
Fair value assigned to stock options issued for services received	—	90,575
Fair value of warrants issued in combination with convertible debentures	—	1,136,885
Intrinsic value of beneficial conversion feature of convertible debentures	—	947,628
Settlement of accrued interest payable on convertible debt through issuance of debentures	—	307,300

See accompanying notes to interim consolidated financial statements.

NXTPHASE CORPORATION

Notes to Interim Consolidated Financial Statements

(Expressed in United States dollars)

Period from August 1, 2004 to August 16, 2004

Year ended December 31, 2003

1.    Significant accounting policies:

        These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and reflect the following significant accounting policies:

        (a)   These financial statements have been prepared for the period from January 1 to August 16, 2004.

        These financial statements do not include all disclosures required for an annual set of financial statements under United States generally accepted accounting principles. In the opinion of management, all normal recurring adjustments necessary for the fair presentation of these financial statements have been made. Interim results for the period from January 1, 2004 to August 16, 2004 are not necessarily indicative of the results that may be expected for the fiscal year as a whole or for any interim period.

        (b)   Going concern:

        On March 3, 2004, at the request of the convertible debenture holders (the "Secured Creditors"), and arising from the Company's need to obtain additional financing to continue operations, an interim receiver was appointed. A proposed recapitalization plan, if approved by shareholders, would have resulted in the receipt of additional financing for the Company and a material dilution of ownership for all existing shareholders. The plan failed to obtain the necessary shareholder approvals. As part of the terms and conditions of the Company's convertible debenture financing (note 9), a general security agreement covering all assets of the Company was provided as collateral to the Secured Creditors. With the defeat of the proposed recapitalization plan, the Secured Creditors took action to realize upon their security and commenced foreclosure proceedings. On August 17, 2004, all assets of the Company were transferred to the Secured Creditors and the Company ceased active operations. The Secured Creditors then transferred these assets into a new entity, NxtPhase T&D Corporation ("T&D"), and recommenced the business.

        For financial statements to be prepared on a going concern basis, it must be reasonable to assume that the Company will be able to realize its assets and discharge its obligations in the normal course of business for the foreseeable future. Accordingly, the Company has determined that the use of the going concern assumption is not appropriate in preparing these consolidated financial statements.

        Accordingly, these consolidated financial statements recognize adjustments to the carrying values of assets at August 16, 2004 and December 31, 2003 which management believes are necessary to reflect their fair value or net realizable value. As inventory was already being carried at net realizable value in accordance with the Company's accounting policy, no further adjustment was considered necessary. As the fair value of the patents calculated by reference to the related undiscounted cash flows from their sale or use exceeded their carrying value, the Company determined that no write-down of patents was required. For property, plant and equipment, net realizable value was defined as the consideration that could be obtained at auction or in other used equipment markets which resulted in a write-down of $1,731,314 in the year ended December 31, 2003. No additional write-downs were required in the period ended August 16, 2004. As the Company's liabilities remained legally binding at their face values, no adjustment was made to the carrying value of recorded obligations at either August 16, 2004 or December 31, 2003. In addition, the consolidated balance sheet has been prepared on an unclassified basis.

        (c)   Nature of operations:

        The Company's operations for the period January 1 to August 16, 2004 were research and development, manufacture and marketing of optical sensors for the control and measurement of high voltage electric power, and protection, control and monitoring equipment for the electric power industry. See subsequent events—note 17.

        (d)   Basis of presentation:

        These financial statements include the accounts of the Company and its wholly-owned subsidiaries, and are presented in United States dollars. All significant inter-company balances and transactions have been eliminated.

        (e)   Cash equivalents:

        Cash equivalents of $358,932 and $2,134,982 at August 16, 2004 and December 31, 2003 respectively, consist of certificates of deposit and short-term investments with a term to maturity of three months or less when acquired. For purposes of the consolidated financial statements, the Company considers all highly liquid debt instruments with terms to maturity of three months or less when acquired to be cash equivalents.

        (f)    Restricted cash:

        Restricted cash includes cash of $237,309 (December 31, 2003—$235,574) relating to cash collateral provided as a security deposit for a corporate credit program and to secure letters of credit for a customer contract performance bond and security deposit for a facility lease. In addition, restricted cash includes $334,072 (December 31, 2003—nil) held in trust and subject to a trust agreement. The trust was established prior to the appointment of the interim receiver to ensure the availability of funds to satisfy all statutory liabilities and obligations to protect the directors and officers from personal liability. The trust will terminate no later than February 20, 2007.

        (g)   Inventory:

        Inventory is stated at the lower of cost, using the average cost method, and net realizable value (note 1(b)). Cost of work-in-progress and finished goods includes materials, labor and manufacturing overhead related to the purchase and production of inventory.

        (h)   Property, plant and equipment:

        Property, plant and equipment are stated at cost, less accumulated amortization, net of write-downs for impairment as described in note 1(b). Amortization of property, plant and equipment has been calculated annually as follows and commences once the assets are put into use:

Asset	Basis	Rate
Office furniture and fixtures	straight-line	20%
Computer hardware	straight-line	33%
Computer software	straight-line	50%
Lab, testing and production equipment	straight-line	33%
Demonstration equipment	straight-line	50%
Leasehold improvements	straight-line	lease term

        (i)    Assets under capital lease:

        Leases that transfer substantially all of the benefits and risks of ownership to the Company are accounted for as capital leases. At the time a capital lease is entered into, the asset and the corresponding obligation is recorded with the asset classified by its nature in property, plant and equipment.

        (j)    Patents:

        Patents consist of costs attributable to certain rights to patents and patent applications acquired through the acquisition of APT Power Technologies, the Technology Transfer and License Agreement with Honeywell Inc. ("Honeywell") and the License Agreement with the Texas A&M University System ("TAMUS"). Honeywell and TAMUS became shareholders of and related parties to the Company as a result of these transactions. Patents are recorded at cost and are amortized on a straight-line basis over the estimated beneficial life to the Company, being four years. All of the Company's patents are subject to amortization.

        (k)   Impairment of long-lived assets:

        The Company periodically reviews its long-lived assets, which includes property, plant and equipment and patents for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable (note 1(b)).

        (l)    Revenue recognition:

        Revenue from relays and recorders is recognized in accordance with the American Institute of Certified Public Accountants' Statement of Position 97-2—"Software Revenue Recognition" since the software is significant to these products as a whole.

        Revenue from the sale of optical sensors is recognized in accordance with FASB's Emerging Issues Task Force Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF—00-21"), and the Securities and Exchange Commission's Staff Accounting Bulletin No. 104—"Revenue Recognition".

        For both products, relays and recorders and optical sensors, revenue is recognized when there is persuasive evidence of an arrangement and delivery to the customer has occurred, provided the product does not require significant customization, the fee is fixed and determinable, and collectibility is considered probable. Cash received from customers prior to these criteria being met is recorded as deferred revenue.

        When arrangements include multiple elements to which contract accounting principles do not apply, the individual elements are accounted for separately if vendor specific objective evidence ("VSOE") of fair value exists for undelivered elements (objective evidence of fair value, or "OE" for arrangements that do not include a significant software component). If VSOE/OE does not exist, the revenue on the completed arrangement is deferred until the earlier of (a) VSOE/OE being established or (b) all of the undelivered elements are delivered or performed, with the following exception: if the only undelivered element is a service, the entire fee is recognized as the services are performed.

        Anticipated future costs of product warranties are accrued and expensed in the period the product is sold and is reviewed and adjusted as soon as an issue is determinable.

        (m)  Research and development and advertising costs:

        Research and development and advertising costs are expensed as incurred.

        (n)   Government assistance and investment tax credits:

        The Company follows the cost reduction method of accounting for government assistance and investment tax credits ("ITC"), whereby the benefit of assistance is recognized as a reduction in the cost of the related asset or expenditure when reasonable assurance exists to its receipt. Adjustments to the amounts recognized are recorded as determinable. Once the Company's ITC claims have been assessed by Canada Revenue Agency, any excess or deficiency of the net ITC receivable will be reflected in the period the notice of assessment is received.

        (o)   Foreign currency translation:

        The Company's reporting currency is the United States dollar. These consolidated financial statements are presented in United States dollars although the Company uses the Canadian dollar as its functional currency. The Canadian dollar functional currency financial statements are translated into United States by translating assets and liabilities at rates of exchange in effect at the balance sheet dates and revenues and expenses are translated at average rates for the periods reported. Unrealized gains and losses resulting from this translation are accumulated in a separate component of stockholders' equity and described as accumulated other comprehensive income.

        The Company translates transactions in foreign currencies into its functional currency at the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in a currency other than the functional currency are translated at the exchange rates in effect at the balance sheet date. The resulting exchange gains and losses are recognized in earnings.

        (p)   Stock-based compensation:

        The Company accounts for its stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", as interpreted by Financial Accounting Standards Board Interpretation ("FIN") No. 44, "Accounting for Certain Transactions Involving Stock Compensation". Deferred stock-based compensation is recorded on the measurement date, which is generally the date of grant, when the fair value of the underlying common stock exceeds the exercise price for stock options or the purchase price for the shares of common stock. Non-employee options are accounted for under SFAS No. 123, "Accounting for Stock-Based Compensation" and are recognized at the fair value of the options as determined by an option pricing model as the related services are provided and the options earned.

        Stock-based compensation resulting from employee option grants is recognized on an accelerated basis over the vesting period of the individual options in accordance with FIN No. 28, "Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans". The compensatory value of non-employee grants having future service requirements are not recognized until the service is performed and the options earned.

        In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure", which provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted the disclosure provisions of SFAS No. 148 in these consolidated financial statements. As allowed by SFAS No. 123, the Company has selected to continue to apply the intrinsic value based method of accounting described above to its employee stock-based compensation, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net loss for the period ended August 16, 2004 and year ended December 31, 2003 if the fair value based method had been applied to all outstanding and unvested awards.

	2004	2003
Loss for the period, as reported	$(5,095,274)	$(15,287,119)
Add stock-based compensation amortization included in loss for the period under APB 25	—	8,624
Less total stock-based employee compensation expensed as determined under fair value based method for all awards under SFAS 123	(249,423)	(418,005)

Loss for the period, pro forma	$(5,344,697)	$(15,696,500)

        The Company estimated the fair value of each option on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	2004	2003
Expected dividend yield	n/a	0%
Expected stock price volatility	n/a	70%
Risk-free interest rate	n/a	3.00%
Expected life of options	n/a	4 years

        No stock options were granted in the period from January 1, 2004 to August 16, 2004 (the fair value of each stock option granted during the year ended December 31, 2003 was $0.08).

        (q)   Income taxes:

        Deferred income taxes are recognized using the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are provided if, after considering available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

        (r)   Comprehensive income (loss):

        The Company reports comprehensive income (loss) in accordance with the provisions of SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income (loss), as defined, includes all changes in equity (net assets) during a period from non-owner sources. Other than comprehensive income resulting from the currency translation of the financial statements to United States dollars for purposes of display, the Company had no other source of comprehensive income. Tax effects of comprehensive income or loss are not material for any period.

        (s)   Use of estimates:

        The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates and assumptions include investment tax credit receivable, inventory valuation and obsolescence, the recoverability of intellectual property and other intangible assets and goodwill, warranty provision and revenue recognition. In estimating fair value or net realizable value as described in note 1(b) certain assumptions have been required.

        The Company currently provides a 10 year warranty on relay and recorder products and up to two years on optical sensors which together comprise virtually all sales made from 2003 up to August 16, 2004. The relay and recorder business was acquired in 2000 and sales of optical sensors also started in 2000 providing the Company a limited history for estimating warranty returns. The product warranty reserve incorporates management's best estimate of the future incidence rate of repairs and average unit repair costs. For every 1% increase in the incidence rate of relay and recorder warranty claims the warranty reserve would increase by approximately $10,000. Actual results and outcomes could differ from the estimates used in the preparation of these financial statements.

        (t)    Redeemable preferred stock:

        As described in note 10(a), the Company's class A and class B preferred stock are retractable at the option of the holder at 150% and 250% of the issue price after October 31, 2004 and May 18, 2006, respectively. Common practice in the United States is to refer to such shares having a redemption feature that is outside the control of the Company as "Redeemable Preferred Stock". Under the policies of the Securities and Exchange Commissions ("SEC"), Redeemable Preferred Stock would be shown as debt on the balance sheet and not included as a component of Stockholders' Equity.

        As the Company is not presently an SEC registrant, the Company is not required to classify the Redeemable Preferred Stock outside of stockholders' equity.

        (u)   Redemption premium: Redemption premiums relating to issued preferred stock are accreted over the redemption term using the interest method. The premium is treated as a charge to deficit, similar to dividends, in stockholders' deficiency.

2.    Accounts receivable:

	August 16, 2004	December 31, 2003
Trade	$320,350	$627,563
Goods and services tax	52,937	174,530
Other	3,636	100,487

	$376,923	$902,580

3.    Inventory:

	August 16, 2004	December 31, 2003
Materials	$369,679	$581,190
Work-in-progress	183,311	185,323
Finished goods	32,255	232,526

	$585,245	$999,039

4.    Property, plant and equipment:

August 16, 2004	Cost	Accumulated amortization and impairment loss	Net book value
Office furniture and fixtures	$336,119	$329,987	$6,132
Computer hardware	684,708	664,864	19,844
Computer software	370,095	346,840	23,255
Lab equipment	1,073,524	994,721	78,803
Production equipment	1,593,156	1,225,968	367,188
Demonstration systems	56,286	44,979	11,307
Leasehold improvements	1,883,640	1,883,640	—

	$5,997,528	$5,490,999	$506,529

December 31, 2003	Cost	Accumulated amortization	Impairment loss (note 1(b))	Net book value
Office furniture and fixtures	$338,737	$197,593	$131,144	$10,000
Computer hardware	684,708	616,700	43,008	25,000
Computer software	346,840	285,948	60,892	—
Lab equipment	1,012,021	927,958	4,063	80,000
Production equipment	1,636,675	839,578	392,097	405,000
Leasehold improvements	1,883,640	783,530	1,100,110	—

	$5,902,621	$3,651,307	$1,731,314	$520,000

5.    Patents:

	Cost	Accumulated amortization	August 16, 2004 Net book value	December 31, 2003 Net book value
Patents	$5,191,669	$5,016,191	$175,478	$480,010

6.    Deferred financing costs:

	Cost	Accumulated amortization	August 16, 2004 Net book value	December 31, 2003 Net book value
Deferred financing costs	$158,401	$53,750	$104,651	$134,788

7.    Obligations under capital lease:

        The Company has entered into capital leases on office furniture and lab equipment with computer software under varying terms expiring up to 2004. The obligations require the following minimum payments:

Period ending August 16, 2004:
Present value of minimum lease payments	$25,415

        The weighted average interest rate implicit in the remaining lease is nil%. The total interest expense for the period relating to capital leases was nil (2003—nil). Total amortization expense for the period for assets under capital lease totaled $21,179 (2003—$33,887).

8.    Advances from stockholders:

        During the period of interim receivership described in note 1(b), the Company received advances of $2,020,000 from stockholders to fund operations, with a further $249,231 paid by stockholders directly to third parties on the Company's behalf. The advances are subject to an interest rate of 15% per annum calculated on a monthly basis, and have no fixed terms of repayment. The interest accrued to August 16, 2004 is $68,416. The advances and interest accrued to August 16, 2004 are secured by a charge on all the assets, personal property and undertaking of Nxtphase Corporation and its wholly-owned subsidiaries in priority to the general security agreement issued to the Secured Creditors as collateral terms under the conditions of the Company's convertible debenture financing (notes 1(b) and 9).

9.    Convertible debentures:

	Face value of debt	Debt component	Equity component (additional paid- in capital)
Balance, December 31, 2002	$—	$—	$—
12.5% redeemable convertible debentures with financing costs of $209,019	7,000,000	4,915,487	2,084,513
12.5% redeemable convertible debentures issued for payment-in-kind of interest	307,300	307,300	—

Initial allocation	7,307,300	5,222,787	2,084,513
Accretion of deemed debt discount to interest	—	249,926	—

Balance, December 31, 2003	7,307,300	5,472,713	2,084,513
Accretion of deemed debt discount to interest	—	408,856	—

Balance, August 16, 2004	$7,307,300	$5,881,569	$2,084,513

        During the year ended December 31, 2003, the Company received gross cash proceeds of $7,000,000 from the issuance of 12.5% senior secured convertibles demand notes ("Convertible Debentures") of the Company plus 1,532,400 share purchase warrants. Interest of 12.5% on the Convertible Debentures is payable semi-annually. At the option of the Company, interest on the Convertible Debentures may be paid-in-kind in additional Convertible Debentures until the maturity date; thereafter, interest is payable in cash. During the year ended December 31, 2003, interest of $307,300 was paid-in-kind with the issuance of additional Convertible Debentures. At the option of the holder, the principal and all accrued but unpaid interest thereon may be converted, in whole or in part, into shares of class C preferred stock at a conversion price to be based on a future financing event. Each share purchase warrant issued entitles the holder to purchase that number of Class C preferred stock equal to quotient obtained by dividing (i) 25% of the total principal amount of Convertible Debentures purchased by the investor by (ii) the warrant exercise price, which is determinable based on future financing events, on or before expiry date of June 25, 2013. At the date of issuance, 1,532,400 warrants were effectively issued with an exercise price of $1.142 each. However, both the quantity of warrants and the exercise price of the warrants are subject to change if there is an occurrence of a future financing event (as defined) prior to December 31, 2005. The Convertible Debentures are secured by a general security agreement over all the assets of the Company. See subsequent events—note 17. For accounting purposes, the Company estimated the fair value of warrants issued using the Black-Scholes model and the intrinsic value of the beneficial conversion feature to be $1,136,885 and $947,628, respectively, or $2,084,513 in aggregate, and recorded these values as additional paid-in capital. For purposes of Black-Scholes model calculations, the issuance of 1,532,400 warrants has been assumed. The Black-Scholes model assumptions used for calculation of the fair value of the warrants at the date of grant were as follows: expected dividend yield—0%; expected stock price volatility—70%; risk-free interest rate—4.4%; and expected life of the warrants—10 years. The intrinsic value of the beneficial conversion option is the amount by which the fair value of the underlying class C preferred stock at the date of Convertible Debenture issuance exceeds the conversion price. The remaining balance of $4,915,487 was recorded as a liability. The carrying value of the liability is being accreted due to the deemed debt discount to the redemption value of the Convertible Debentures over the period to their maturity date of June 25, 2006.

        Of the total financing costs of $209,109 related to the Convertible Debentures issued and outstanding, $63,507 and $149,756 relating to the equity and debt components of the Convertible Debentures have been netted against additional paid-in capital and set up as deferred financing costs to be amortized, respectively.

        During the period ended August 16, 2004, $408,856 (year ended December 31, 2003—$249,926) of interest was accreted due to the deemed debt discount and charged to the statement of operations as interest expense.

10.    Stockholders' equity:

        (a)   Authorized:

        Unlimited class A preferred stock, issuable in series, voting, retractable, convertible on a one-for-one basis, fully participating, redeemable at 150% of their issue price, on or after October 31, 2004 at the option of the holder or the Company.

        Unlimited class B preferred stock, issuable in series, voting, retractable, convertible on a one-for-one basis, fully participating, redeemable at the greater of 250% of their issue price, being $1.903, and fair market value on or after May 18, 2006 at the option of the holder or the Company, liquidation value for each share of series 1 is the issue price and 200% of the issue price for each share of series 2.

        Unlimited class C preferred stock, voting, retractable, convertible on a one-for-one basis, fully participating, redeemable at the greater of 250% of their issue price, as determined by a formula, and fair market value on or after June 26, 2006 at the option of the Company or at 250% of their issue price at the option of the holder, liquidation value of 200% of their issue price.

        Unlimited class D preferred stock, voting, convertible into class C preferred stock as determined by a formula.

        Unlimited voting common stock.

        (b)   Common stock:

        In 1999, Honeywell was granted the non-incentive option to purchase 40,000 common stock at a price to be agreed upon by Honeywell and the Company. During 2001, a price of $0.01 per option was agreed upon and subsequent to this agreement Honeywell agreed to assign the option to the individual who sits as its observer on the Company's Board of Directors. The option to purchase common stock expires in 2011.

        (c)   Preferred stock:

            (i)  Class A preferred stock:

          Class A preferred stock Series 1, 2, 3 and 5 have a stated value, ranging from $0.75 (CDN$1.00) to $1.69 (CDN$2.25) per share. The legal stated capital of these shares is in Canadian dollars. These shares are convertible to common stock on a one-for-one basis at any time at the holder's option. Upon an initial public offering (other than a Qualified Public Offering ("QPO")), which is defined as a public offering for at least $3.76 (CDN$5.00) per share raising at least $9,025,000 (CDN$12,000,000) to the Company and the common stock are conditionally approved for listing on the TSE or NASDAQ) or on any date on or after October 31, 2004, these shares may be redeemed at the option of the holder or by the Company at 150% of their stated value. Upon a QPO the preferred stock will automatically convert to common stock on a one-for-one basis.

           (ii)  Class B preferred stock:

          Class B non-voting preferred stock Series 1 and 2 have a stated value of $1.903 per share. These preferred stock are convertible to common stock on a one-for-one basis any time at the holder's option. Upon an initial public offering (other than a Qualified Public Offering, which is defined as a public offering of common stock for at least 250% of their issue price raising at least $35,000,000 to the Company and the common stock are conditionally approved for listing on the TSE or NASDAQ) or on any date on or after May 18, 2006, these preferred stock may be redeemed at the option of the holder or by the Company at 250% of their stated value. Series 1 holders received warrants for 30% of the total number of shares held and Series 2 holders received warrants for 15% of the total number of shares held.

          (iii)  Series 1 class B preferred stock:

          During the year ended December 31, 2002, the Company issued 525,486 series 1 class B preferred stock, at an issue price of $1.903 per share, as a follow-on to the 2001 brokered private placement, for a total cash consideration of $1,000,000.

          During the year ended December 31, 2001, the Company issued, by way of brokered private placement:

            (1)   6,691,862 Series 1 class B preferred stock, at an issue price of $1.903 per share for a total cash consideration of $12,734,613. These preferred stock were recorded net of share issue costs of $1,028,293.

            (2)   2,821,889 Series 1 class B preferred stock, at an issue price of $1.903 per share, in consideration for conversion of a $6,017,300 (CDN$8,000,000) convertible loan and related interest of $226,235 (CDN$303,780).

            (3)   1,576,458 Series 1 class B preferred stock for $1.903 each for a total cash consideration of $3,000,000.

          (iv)  Series 2 class B preferred stock:

          During 2001, the Company issued 4,230,778 Series 2 class B preferred stock, at an issue price of $1.903 per share, by way of a brokered private placement, for a total cash consideration of $8,051,171. These preferred stock were recorded net of share issue costs of $392,281.

           (v)  Class D preferred stock:

          During the year ended December 31, 2003, the Company issued 73,077 class D preferred stock, at an issue price of $0.0001 (CDN$0.0001) per share.

        (d)   Incentive Stock Option Compensation Plan:

        The Company has an Incentive Stock Option Compensation Plan ("Plan") to provide options to purchase common stock of the Company for its employees, officers, directors and consultants. The Plan provides that a maximum of 7,554,225 common stock may be issued. All options have a term of 10 years from the date of grant unless otherwise determined by the Board of Directors. Vesting periods range from immediate to equally over four years. During the period, compensation expense of nil (2003—$99,199) has been recorded in connection with options granted to employees and consultants.

	Actual	Weighted average exercise price
Outstanding at December 31, 2002	6,417,381	$1.40
Granted	792,469	1.62
Exercised	—	—
Cancelled	(653,782)	(1.68)

Outstanding at December 31, 2003 and August 16, 2004	6,556,068	$1.49

	Stock options outstanding, August 16, 2004
				Stock options exercisable, August 16, 2004
		Weighted average remaining contractual life	Weighted average exercise price
Range of exercise prices	Number of stock options outstanding			Number of stock options exercisable	Weighted average exercise price
$0.27	89,868	6.8	$0.27	89,868	$0.27
0.30	493,335	5.2	0.30	493,335	0.30
0.34	106,488	4.0	0.34	106,488	0.34
1.09	286,750	3.6	1.09	286,750	1.09
1.50	1,532,033	4.6	1.50	1,768,825	1.50
1.69	100,000	0.7	1.69	100,000	1.69
1.71	3,877,594	7.4	1.71	2,739,883	1.71
1.90	70,000	3.0	1.90	70,000	1.90

	6,556,068	6.2	$1.49	5,655,149	$1.45

        (e)   Warrants and non-incentive options:

	Number of warrants	Exercise price	Expiry date
Common share warrants and non-incentive options:
Balance, December 31, 2001 and 2002	490,000	$0.01 - 2.531	2003 - 2011
Expired during the year—2003	(450,000)	(2.531)	—

Balance, December 31, 2003 and August 16, 2004	40,000	0.01	2011
Class B preferred share warrants:
Balance, December 31, 2002, 2003	5,013,936	1.903 - 3.5206	2004 - 2006
Expired during the period	(688,159)	(1.903)	2004

Balance August 16, 2004	4,325,777	2.40 - 3.5206	2006
Class C preferred share warrants:
Balance, December 31, 2003 and August 16, 2004	1,532,400	1.142	2013

Total outstanding share warrants and non-incentive options, August 16, 2004	6,586,336	$0.01 - 3.5206	2004 - 2013

        During the year ended December 31, 2003, the Company issued class C preferred share warrants in connection with the issuance of convertible debentures. At the date of issue, 1,532,400 warrants were effectively issued at an effective exercise price of $1.142 each. As described in note 9, the actual number of warrants and the warrant exercise price are subject to change based on future financing events and, accordingly, the actual number of warrants ultimately to be issued and the exercise price could differ from those amounts disclosed above.

        During the year ended December 31, 2002, the Company issued 157,646 Series 1 class B preferred share warrants in connection with a follow-on to a 2001 brokered private placement.

        During the year ended December 31, 2001, the Company issued:

            (i)  2,007,561 Series 1 class B preferred share warrants in connection with the brokered private placement described in 10(c)(iii)(1), 846,567 series 1 class B preferred share warrants in connection with the conversion of the loan described in 10(c)(iii)(2) and

           (ii)  472,937 Series 1 class B preferred share warrants in connection with the brokered private placement described in 10(c)(iii)(3). Each warrant entitles the holder to purchase one class B preferred share;

          (iii)  634,618 Series 2 class B preferred share warrants in connection with the brokered private placement described in 10(c)(iv). Each warrant entitles the holder to purchase one class B preferred share;

          (iv)  688,159 Series A Bridge Loan warrants and 206,448 Series B Bridge Loan warrants in connection with the issuance of the convertible loan described in 10(c)(iii)(2). Each warrant entitles the holder to purchase one class B preferred share.

          The fair value of the warrants was determined to be $959,336 by applying the option pricing Black-Scholes model and this amount has been recorded under stockholders' equity as additional paid-in capital and as a charge against income as additional interest expense during the year ended December 31, 2001; and

           (v)  As consideration for the provision of investment banking services, the Company granted warrants to purchase 450,000 common stock at a price of $2.531, exercisable for two years. These warrants expired during 2003.

        (f)    Non-cash consideration:

        Stock issued for non-cash consideration, including patents, have been recorded at their fair value at the date they became issuable.

11.    Accounts payable and accrued liabilities:

        Accounts payable and accrued liabilities include the following:

        (a)   Restructuring:

        During 2003, the Company undertook restructuring activities to streamline its operations and workforce, consolidate sites, and outsource relay and recorder product manufacturing. The total cost of this restructuring for the year ended December 31, 2003 approximated $722,840 and consisted of $420,240 in employee severance and termination benefits; $129,000 relating to relocation of certain manufacturing activities and associated inventory write-downs; $114,900 of workforce integration costs; and $58,700 of other charges and costs. Of this total, $722,840 was expensed during 2003 of which $257,500 remained accrued as part of accounts payable and accrued liabilities at December 31, 2003.

        In early 2004 as described in note 1(b), an interim receiver was appointed. Consequently, continuation of the restructuring plan was suspended and certain actions were never taken leading to the reduction of previously accrued costs as shown below.

	Severance	Inventory	Integration	Other	Total
Accrual balance, December 31, 2002	$—	$—	$—	$—	$—
Restructuring accrual	420,240	129,000	114,900	58,700	722,840
Expenditures/utilization	(240,040)	(129,000)	(57,100)	(39,200)	(465,340)

Accrual balance, December 31, 2003	180,200	—	57,800	19,500	257,500
Restructuring accrual	128,900	—	—	—	128,900
Accrual reduction	—	—	(57,800)	(19,500)	(77,300)
Expenditures/utilization	(296,900)	—	—	—	(296,900)

Accrual balance August 16, 2004	$12,200	$—	$—	$—	$12,200

        (b)   Warranty provision:

        At August 16, 2004, the Company has an outstanding accrual of $369,151 (2003—$358,764) in connection with its product warranty obligations (note 1(s)).

12.    Research and development:

	2004	2003
Research and development costs incurred	$1,404,091	$6,189,146
Less: Investment tax credits to be received less than amounts previously recorded for prior years	—	35,770

	$1,404,091	$6,224,916

13.    Commitments:

        (a)   Operating leases:

        At August 16, 2004, the Company is committed to annual base rent payments under operating leases for premises for calendar years as follows:

2004	$131,399
2005	358,207
2006	355,287
2007	199,876
2008	130,407

        In addition, the Company anticipates that operating costs reimbursable to the landlord related to the above leases will amount to approximately $64,554 for 2004, $172,145 for 2005, $170,809 for 2006, $103,517 for 2007 and $68,947 for 2008. During the period ended August 16, 2004, there was $450,710 in rent expense relating to the above leases. In response to the conditions described in note 1(b), the Company has entered into discussions with its landlords concerning the status of its leases and related commitments. Discussions are continuing at this time. See subsequent events—note 17(b).

        (b)   TAMUS License Agreement:

        In connection with the License Agreement dated October 29, 1999 between the Company and TAMUS, the Company is required to make royalty payments of 1% of net sales up to December 31, 2003 and 0.5% thereafter. Minimum annual royalty payments are required as follows: $10,000 for 2001 and 2002, $15,000 for 2003 to 2006, and $30,000 for 2007 to 2010, except that further minimum annual royalty payments are no longer required to be paid over the aggregate thereafter until the redemption fee of $200,000 has been paid. The Company has the option, commencing in 2003 and onwards, of eliminating the future royalty requirements by paying a redemption fee of $200,000 which TAMUS may, at its option, elect to receive in the form of 80,000 common stock of the Company. See note 16(b).

        Due to the events described in note 1(b), TAMUS has the right to terminate the License Agreement upon written notice to the Company. No such notice has been received to date. The Company is in negotiations with TAMUS and T&D to cancel the License dated October 29, 1999 and allow T&D to obtain rights to the license under a new agreement. Negotiations are continuing at this time.

        (c)   Manitoba Hydro Royalty Agreement:

        The Company assumed a Royalty Agreement with Manitoba Hydro ("MH") through the acquisition of APT Power Technologies in December 2000. Under the agreement, the Company is required to pay royalties to MH on gross sales of applicable product (excluding product sales to MH) as follows: (i) 5% on recorder product sales until 2010; (ii) 5% on DMS sales until 2004; and (iii) for relay sales, 3% in 2001, 2.5% in 2002 and 2% in 2003 and thereafter. For the period from January 1,

2004 to August 16, 2004, royalties totaled $57,070 (2003—$100,440) on applicable gross sales of $1,043,568 (2003—$3,171,137).

14.    Contingencies:

        National Research Council of Canada ("NRC"):

        (a)   The Company has entered into a Repayable Contribution Agreement with NRC effective August 1, 1998 and amended January 1, 2000. Under this agreement, NRC will contribute a maximum of $355,023 (CDN$472,000) based on 33% of the Company's qualifying project expenditures made during the period from August 1, 1998 to March 31, 2001. The Company is required to make royalty payments at the rate of 8.7% of gross revenues until the earlier of the date upon which total payments of $532,531 (CDN$708,000) have been made or April 1, 2011 after which time no further payments are required. The Company may, at its option, limit any royalty payment whenever the amount otherwise required would result in cumulative payments to date in excess of $26,702 (CDN$35,500) per quarter.

        The Company recognized contributions totaling $355,000 (CDN$472,000) under this program during the year ended December 31, 2000 as a reduction of research and development expenses in accordance with the accounting policy described in note 1(m). During the period ended August 16, 2004, no additional royalties were accrued, and a total of $71,644 (2003—$71,644) has been recognized as a liability on the balance sheet.

        (b)   The Company assumed a contingent liability through a Repayable Contribution Agreement on the acquisition of APT Power Technologies ("APT") on December 28, 2000. Under this agreement, NRC had contributed $150,432 (CDN$200,000) for the performance of work undertaken by APT on a data management system for electrical power utilities. The Company is required to make royalty payments at the rate of 0.41% of gross revenue attributed to sales of certain specified APT products each quarter until the earlier of the date upon which total payments of $225,649 (CDN$300,000) have been made, or February 1, 2006. If by this date, the total amount paid to NRC is less than $150,432 (CDN$200,000), the Company will continue to make payments until the earlier of the date upon which the original contribution has been fully repaid or March 11, 2011, after which time no further payments are required. At the date of the APT acquisition, the Company accrued the minimum repayment obligation of $150,432 (CDN$200,000). To August 16, 2004, royalty payments of $23,923 have been made and a total of $126,498 is reflected as liabilities in the consolidated balance sheet.

15.    Financial instruments:

        (a)   Fair values of financial statements:

        The Company's short-term financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities, amounts due to shareholder and the National Research Council. The fair value of these financial instruments approximate their carrying values due to their short-term to maturity. The fair value of capital lease obligations are estimated to approximate their carrying values based on borrowing rates currently available to the Company for loans with similar terms.

        (b)   Foreign currency risk:

        Foreign currency risk reflects the risk that the Company's net assets or operations will be negatively impacted due to fluctuations in exchange rates. The Company monitors this exposure, but had no derivative contracts outstanding at August 16, 2004 and December 31, 2003. (c) Credit risk: Credit risk reflects the risk that the Company may be unable to recover accounts receivable. The Company has a significant number of individual customers and no one customer represents a concentration of credit risk.

16.    Related party transactions:

        During the period, the Company had the following related party transactions:

        (a)   Relay and recorder product sales to electric power utilities, who are either stockholders or affiliates of stockholders totaled $29,774 (2003—$126,456) and

        (b)   Royalty expense of $15,000 (2003—$15,000) was recorded in conjunction with the TAMUS License Agreement described in note 13(b). TAMUS is a common stockholder.

17.    Subsequent events:

        (a)   Discontinuance of operations:

        As described in note 1(b) the stockholders were unable to arrange a recapitalization as of August 16, 2004. The Secured Creditors commenced foreclosure proceedings and took action to realize a general security over all assets provided under the terms and conditions of the convertible debenture. As a result, all assets of the Company were transferred to the Secured Creditors immediately thereafter and the Company ceased active operations effective August 17, 2004.

        (b)   New Vancouver lease:

        NxtPhase has surrendered the leases for the Company's Vancouver premises on October 31, 2004. Accordingly, the Company has no further commitments for the Vancouver premises. The amounts included under commitments (see note 13(a)) for these premises as at August 17, 2004 are as follows:

2004	$65,203
2005	173,876
2006	173,876
2007	173,876
2008	130,407

        In addition, the following operating costs reimbursable to the landlord related to the above leases totaling to approximately $34,473 for 2004, $91,929 for 2005, $91,929 for 2006, $91,929 for 2007 and $68,947 for 2008 were also included in note 13(a).

Annex A	—	Arrangement Agreement dated as of April 22, 2005 by and among Beacon Power Corporation, NxtPhase T&D Corporation and Beacon Acquisition Co. and First Amendment dated as of September 27, 2005 by and among Beacon Power Corporation, NxtPhase T&D Corporation and Beacon Acquisition Co.	A-1
Annex B	—	Form of NxtPhase Stockholder Letter Agreement	B-1
Annex C	—	Interim Order and Notice of Application for Final Order	C-1
Annex D	—	Section 190 of the Canadian Business Corporations Act	D-1
Annex E	—	Opinion of Ardour Capital Investments, LLC dated March 15, 2005	E-1
Annex F	—	Opinion of Black Point Partners, Inc. dated April 22, 2005	F-1
Annex G	—	Valuation Report of Evans & Evans, Inc. dated March 18, 2005	G-1
Annex H	—	Purchase Price Allocation Report of Evans & Evans, Inc. dated March 18, 2005	H-1
Annex I	—	Limited Appraisal Reconciliation Assessment of Evans & Evans, Inc. dated April 19, 2005	I-1
Annex J	—	Opinion of Lang Michener LLP dated April 20, 2005	J-1
Annex K	—	Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation of Beacon Power Corporation	K-1

ANNEX A

ARRANGEMENT AGREEMENT

        THIS AGREEMENT made as of the 22nd day of April, 2005.

AMONG:

        NXTPHASE T & D CORPORATION, a corporation existing under the laws of Canada

        ("NxtPhase")

AND:

        BEACON POWER CORPORATION, a corporation existing under the laws of Delaware

        ("Beacon")

AND:

        BEACON ACQUISITION CO., an unlimited liability company incorporated under the laws of Nova Scotia

        ("Acquisitionco")

RECITALS:

A.
Beacon and NxtPhase have agreed to effect a business combination by entering into a plan of arrangement under Section 192 of the Canada Business Corporations Act.

B.
Each of El Dorado, Perseus and Working Opportunity Fund has, on or prior to the date of this Agreement, entered into a Letter Agreement.

C.
The parties have entered into this Agreement to provide for the matters referred to in the foregoing recital and for other matters relating to the Arrangement.

AGREEMENTS

        In consideration of the premises and the respective covenants and agreements herein contained, the parties covenant and agree as follows:

PART 1
DEFINITIONS AND INTERPRETATION

1.1    Definitions.    In this Agreement and the recitals hereto, unless the context otherwise requires, the following terms shall have the meanings hereinafter set forth:

        "1933 Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder;

        "Agreement" means this Arrangement Agreement, including the recitals and schedules hereto, as the same may be supplemented or amended from time to time;

        "Arrangement" means an arrangement under the provisions of section 192 of the CBCA on the terms and conditions set forth in this Agreement and the Plan of Arrangement, and any amendment or variation thereto in accordance with the terms hereof;

        "Beacon Equity Incentive Plan" means Beacon's Second Amended and Restated 1998 Stock Incentive Plan, pursuant to which Beacon may issue Beacon RSUs and options to purchase Beacon Shares;

        "Beacon Meeting" means the special meeting of the holders of Beacon Shares, and any adjournment thereof, to be held to consider and, if thought fit, approve the issuance of Beacon Shares in connection with the Arrangement;

        "Beacon Rights Agreement" means that certain Rights Agreement dated as of September 25, 2002, between Beacon and EquiServe Trust Company, N.A., as amended on December 27, 2002;

        "Beacon RSUs" means restricted stock units of Beacon issued pursuant to the Beacon Equity Incentive Plan;

        "Beacon Shareholder" means a holder of Beacon Shares;

        "Beacon Shares" means the common stock par value $0.01 per share in the capital of Beacon;

        "Business Day" means any day other than a Saturday, a Sunday or any other day on which banks in Vancouver, British Columbia or Boston, Massachusetts are not open for business;

        "CBCA" means the Canada Business Corporations Act;

        "Code" means the Internal Revenue Code of 1986, as amended;

        "Constating Documents" means the articles of incorporation, the articles of continuance or the articles of amalgamation pursuant to which a corporation or unlimited liability company is incorporated, organized, continued or amalgamated, as the case may be, together with any amendments thereto, and the bylaws or of such corporation or unlimited liability company, and any shareholders' agreement which has been executed by such corporation and which governs in whole or in part such corporation's affairs;

        "Court" means the Supreme Court of British Columbia;

        "Director" means the Director appointed pursuant to section 260 of the CBCA;

        "Dissent Right" has the meaning assigned to it in the Plan of Arrangement;

        "Dissenting Shareholder" has the meaning assigned to it in the Plan of Arrangement;

        "Effective Date" means the date upon which the Arrangement becomes effective, as shown on the certificate of arrangement to be issued by the Director to NxtPhase;

        "El Dorado" means El Dorado Investment Company, an Arizona corporation;

        "Encumbrance" includes any mortgage, charge, pledge, hypothecation, security interest, lien, easement, right-of-way, encroachment, covenant, condition, right of entry, lease, licence, assignment, option or claim or any other encumbrance, charge or any title defect of whatever kind or nature, regardless of form, whether or not registered or registrable and whether or not consensual or arising by law (statutory or otherwise);

        "Final Order" means the final order of the Court approving the Arrangement and the fairness of the terms and conditions thereof following the application contemplated by Section 2.4 of this Agreement;

        "GAAP" means U.S. generally accepted accounting principles applied on a basis consistent with prior periods unless otherwise specifically stated;

        "Governmental Authority" means any federal, provincial, state, municipal, county or regional governmental or quasi-governmental authority, domestic or foreign, and includes any ministry, department, commission, bureau, board, administrative or other agency or regulatory body or instrumentality thereof;

        "Intellectual Property" means all (a) patents and patent applications, (b) copyrights and registrations thereof and (c) trademarks, service marks, trade names, domain names and applications and registrations therefor;

        "Interim Order" means the interim order of the Court pursuant to the application contemplated by Section 2.4 of this Agreement, as the same may be amended, supplemented or varied by the Court;

        "Investor Rights Agreement" means that certain Investor Rights Agreement dated as of November 12, 2004 by and among NxtPhase and the holders of NxtPhase Preferred Shares, as amended to date;

        "Letter Agreement" means the letter agreement regarding certain representations, warranties and covenants and indemnification related thereto, substantially in the form attached hereto as Schedule "D";

        "Letter of Transmittal" has the meaning assigned to it in the Plan of Arrangement;

        "Material Adverse Change" means, with respect to NxtPhase or Beacon, a material adverse change in or with respect to the assets, liabilities (actual or contingent), capital, operations, business or condition, financial or otherwise, of such company and its Subsidiaries taken as a whole but shall not include changes of general application in such company's industries or in capital markets generally;

        "Material Contract" means an oral or written contract, agreement, lease, licence, permit, commitment, covenant, undertaking or instrument to which a person or any of such person's affiliates is a party or is otherwise bound and is material to the business of the person, including without limitation any contract which:

          (a)   is out of the ordinary and usual course of the business of such person or affiliate,

          (b)   involves an obligation of such person or affiliate to pay $100,000 or more,

          (c)   relates to the acquisition or disposition of assets material to the business of such person or an affiliate,

          (d)   relates to the purchase, sale, issuance, redemption, conversion, exchange or voting of any securities of such person or affiliate or the management, control or composition of the board of directors or similar governing body of such person or affiliate, or

          (e)   relates to the employment of an employee of such person or affiliate or any remuneration payable by such person or affiliate to any director, officer or shareholder of such person or affiliate for acting in any capacity;

and for purposes of this definition "affiliate" means a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person;

        "Nasdaq" means the National Association of Securities Dealers Automated Quotation System—SmallCap Market;

        "NxtPhase Business Plan" means that certain Business Plan of NxtPhase for the year ended December 31, 2005, a true and complete copy of which has been delivered to Beacon;

        "NxtPhase Common Shares" means the common shares without par value in the capital of NxtPhase;

        "NxtPhase Disclosure Letter" means that letter delivered by NxtPhase to Beacon setting forth a schedule of exceptions to Section 3 and/or Section 4 of this Agreement and attached hereto as Schedule "C";

        "NxtPhase Financial Statements" means the audited consolidated financial statements of NxtPhase Corporation as at and for the year ended December 31, 2003, the audited consolidated financial statements of NxtPhase Corporation for the seven and one half month period ended August 17, 2004, the audited consolidated financial statements of NxtPhase for the four and one half month period ended December 31, 2004 and the unaudited consolidated financial statements of NxtPhase for the three month period ended March 31, 2005;

        "NxtPhase IP Schedule" means, collectively, that certain NxtPhase IP Patent Schedule dated as of April 15, 2005 and that certain Trademark Report dated April 20, 2005, true and complete copies of which have been delivered to Beacon;

        "NxtPhase Liabilities" means all of the liabilities and obligations of NxtPhase, absolute or contingent, including without limitation:

          (a)   any outstanding and unpaid indebtedness, obligation or liability, for borrowed money, amounts unpaid for real or personal property or services, taxes, fines, judgments, wages or employment benefits of which NxtPhase is the obligor,

          (b)   any amount payable by NxtPhase to a Dissenting Shareholder for NxtPhase Shares in respect of which Dissent Rights are exercised,

          (c)   any liability, contingent or otherwise, under any instrument of guarantee or indemnity in favour of a third party of which NxtPhase is the obligor, or

          (d)   any other indebtedness, liability or obligation involving the payment of money of which NxtPhase is the obligor, which, in accordance with GAAP, would be disclosed as a liability on NxtPhase's unconsolidated balance sheet;

        "NxtPhase Meeting" means the special meeting of holders of NxtPhase Shares, and any adjournment thereof, to be held to consider and, if thought fit, to approve the Arrangement;

        "NxtPhase Preferred Shares" means Class A Preferred Shares in the capital of NxtPhase;

        "NxtPhase Shares" means, collectively, the NxtPhase Common Shares and the NxtPhase Preferred Shares;

        "NxtPhase Shareholder" means a holder of NxtPhase Shares;

        "Option" has the definition as set forth in Section 7.1 of the Investor Rights Agreement, as amended by the provisions of the Letter Agreement;

        "Perseus" means Perseus 2000, L.L.C., a Delaware limited liability company;

        "Perseus Financing" means the purchase of up to $1,500,000 of NxtPhase Preferred Shares at $4.50 per NxtPhase Preferred Share by Perseus in three tranches of $500,000 each and otherwise on the terms and conditions in the summary of terms between NxtPhase and Perseus dated as of the date hereof;

        "Plan of Arrangement" means the plan of arrangement substantially in the form set out as Schedule "A" hereto and any amendment or variation thereto made in accordance with the terms hereof;

        "Proxy Circular" means the Joint Proxy Statement/Prospectus (to be included as Part 1 of the Registration Statement on Form S-4 to be filed by Beacon with the SEC) to be sent to NxtPhase Shareholders in connection with the NxtPhase Meeting and to Beacon Shareholders in connection with the Beacon Meeting;

        "Registration Statement" means the registration statement with respect to the Beacon Shares to be issued in connection with the Arrangement as declared effective by the SEC under the 1933 Act;

        "SEC" means the United States Securities and Exchange Commission;

        "Securities Purchase Agreement" means that certain Securities Purchase Agreement dated as of November 12, 2004 by and among NxtPhase and the holders of NxtPhase Preferred Shares, as amended to date;

        "Subsidiary" means, with respect to a specified body corporate, a body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the directors thereof, whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency, are at the time owned, directly or indirectly, by such specified body corporate;

        "Tax" and "Taxes" means any Canadian or United States federal, state or local or any non-United States or non-Canadian net income, alternative or add-on minimum, estimated, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, capital, paid-up capital, profits, lease, service, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, customs duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever (including any Tax liability incurred or borne as a transferee or successor or by contract, or otherwise), together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority (domestic or foreign) responsible for the imposition of any such tax;

        "Taxing Authority" means each national, state, provincial or local government or any governmental, administrative or regulatory authority, agency, court, commission, tribunal, body or instrumentality of any government that imposes, regulates, administers, collects or regulates the collection of Taxes in any applicable jurisdiction;

        "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof;

        "Termination Date" means December 31, 2005;

        "Trading Day" means a day on which Beacon Shares is traded on Nasdaq;

        "VWAP" means the daily dollar volume-weighted average sale price for the Beacon Shares on Nasdaq on any particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as Nasdaq publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as Nasdaq publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as Nasdaq publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as Nasdaq publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. All such determinations of VWAP shall be appropriately and equitably adjusted in accordance with the provisions set forth herein for any stock dividend, stock split, stock combination or other similar transaction occurring during any period used to determine the Exchange Value as set forth in Section 2.1; and

        "Working Opportunity Fund" means Working Opportunity Fund (EVCC), Ltd., a British Columbia corporation.

1.2    Interpretation.    For the purposes of this Agreement, except as otherwise expressly provided:

          (a)   "this Agreement" means this Agreement, including the schedules hereto, and not any particular part, section or other portion hereof, and includes any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may, from time to time, be supplemented or amended and in effect;

          (b)   all references in this Agreement to a designated "part", "section", "subsection" or other subdivision or to a schedule are references to the designated part, section, subsection or other subdivision of, or schedule to, this Agreement;

          (c)   the words "hereof", "herein", "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular part, section, subsection or other subdivision or schedule unless the context or subject matter otherwise requires;

          (d)   the division of this Agreement into parts, sections and other portions and the insertion of headings are for convenience of reference only and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

          (e)   unless otherwise provided herein, all references to currency in this Agreement are to lawful money of the United States of America;

          (f)    a reference in this Agreement to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations;

          (g)   the singular of any term includes the plural, and vice versa, and the use of any term is generally applicable to any gender and, where applicable, a body corporate, firm or other entity, and the word "or" is not exclusive and the word "including" is not limiting whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto;

          (h)   in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day; and

          (i)    all references to "approval", "authorization" or "consent" in this Agreement means written approval, authorization or consent.

1.3    Schedules.    Attached to and forming part of this Agreement are the following Schedules:

Schedule "A"	—	Plan of Arrangement
Schedule "B"	—	Terms of Beacon RSUs
Schedule "C"	—	NxtPhase Disclosure Letter
Schedule "D"	—	Letter Agreement

PART 2
ARRANGEMENT

2.1    Share Exchange.    Beacon will acquire all of the issued and outstanding NxtPhase Shares in accordance with the Plan of Arrangement as follows:

          (a)   each NxtPhase Share held by a NxtPhase Shareholder (other than Beacon) issued pursuant to the Perseus Financing, shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to such NxtPhase Shareholder of that number of Beacon Shares having a value equal to $4.50 per NxtPhase Share plus the amount of all accrued and unpaid dividends on such NxtPhase Share in accordance with the terms of the NxtPhase Preferred Shares (i.e. at a rate per annum of 8%, but for this purpose whether or not declared) from the date of issue of such NxtPhase Shares to but excluding the Effective Date (the "New Financing Consideration"). For this purpose, Beacon Shares shall have a value equal to the 20-day VWAP as of the date of this Agreement.

          (b)   each NxtPhase Share held by a NxtPhase Shareholder, other than those held by NxtPhase Shareholders who have exercised the Dissent Right and other than those issued pursuant to the Perseus Financing, shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to such NxtPhase Shareholder of such number of Beacon Shares calculated pursuant to Section 2.1(c) as the "Exchange Value", in accordance with the Plan of Arrangement;

          (c)   the "Exchange Value" shall be calculated as follows:

Exchange Value =	Aggregate Beacon Shares Aggregate NxtPhase Shares
Aggregate Beacon Shares =	Aggregate Consideration Beacon Share Price

      Aggregate Consideration = $14,235,000:

(i) plus the aggregate issue price of any NxtPhase Shares, if any, issued by NxtPhase, in accordance with Section 4.2, between the date of this Agreement and the Effective Date, including, for greater certainty, the amount received by NxtPhase for any NxtPhase Shares issued pursuant to the Perseus Financing (other than NxtPhase Shares issued to Beacon) and to El Dorado in accordance with the Securities Purchase Agreement, and
(ii) minus the aggregate amount of non-working capital indebtedness, if any, incurred by NxtPhase, in accordance with Section 4.2, between the date of this Agreement and the Effective Date, and
(iii) minus the amount of the New Financing Consideration.
Beacon Share Price =	20-day VWAP of Beacon Shares as of the date of this Agreement
Aggregate NxtPhase Shares =	2,548,718 plus an additional 66,667 NxtPhase Shares to be issued to El Dorado immediately prior to the Effective Date pursuant to the Securities Purchase Agreement plus the aggregate number of any other NxtPhase Shares, if any, issued by NxtPhase, in accordance with Section 4.2, between the date of this Agreement and the Effective Date, other than those issued pursuant to the Perseus Financing.

          (d)   the Exchange Value and the New Financing Consideration shall each be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting Beacon Shares between the date of this Agreement and the Effective Date;

          (e)   each NxtPhase Share of a NxtPhase Shareholder who sent to NxtPhase a written objection to the resolution to approve the Arrangement at or prior to the NxtPhase Meeting, as modified by the Interim Order or the Final Order, shall be, and shall be deemed to be, transferred to NxtPhase for cancellation and cancelled contemporaneously with the acquisition by Beacon and Acquisitionco of NxtPhase Shares pursuant to Section 2.1 and such NxtPhase Shareholders shall thereupon have no rights or entitlements with respect to those NxtPhase Shares except as provided in Section 5 of the Plan of Arrangement; and

          (f)    no certificates or scrip representing fractional shares of Beacon Shares issuable in connection with the Arrangement shall be issued to NxtPhase Shareholders upon the surrender for exchange of certificates that, immediately prior to the Effective Date, represented NxtPhase Shares converted into Beacon Shares pursuant to this Section 2.1, and NxtPhase Shareholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of Beacon with respect to any fractional shares of Beacon Shares that would otherwise have been issued to NxtPhase Shareholders. In lieu of any fractional shares of Beacon Shares that would have otherwise been issued, each NxtPhase Shareholder that would have been entitled to receive a fractional share of Beacon Shares shall, upon proper surrender of such NxtPhase Shareholder's certificates for NxtPhase Shares in accordance with the Letter of Transmittal from such NxtPhase Shareholder to Beacon, receive a cash payment equal to the Exchange Value multiplied by the fraction of a share that such NxtPhase Shareholder would otherwise be entitled to receive, subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting Beacon Shares between the date of this Agreement and the Effective Date.

2.2   Proxy Circular.

        As soon as practicable but in any event not later than June 30, 2005, Beacon will, subject to the prior review and written approval of NxtPhase, prepare the Proxy Circular for mailing to Beacon Shareholders and to NxtPhase Shareholders. The Proxy Circular will include all such information as is necessary to ensure compliance with the requirements of applicable corporate and securities laws of Beacon and NxtPhase in connection with the shareholder approval required by those companies for the Arrangement and compliance with the Interim Order, subject to the receipt by NxtPhase of an exemption order from the Director of the CBCA. NxtPhase will promptly apply to the Director of the CBCA for an exemption order exempting the Proxy Circular from the requirements of the CBCA with respect to the contents thereof. Beacon will ensure that all information included in the Proxy Circular, except such information relating to NxtPhase, does not contain a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Circular that is necessary to make any statement that it makes not misleading in light of the circumstances in which it is made. NxtPhase will provide to Beacon all information about itself, its Affiliates and their respective directors, officers and shareholders as may be reasonably necessary to be included in the Proxy Circular pursuant to applicable laws. NxtPhase will ensure that all information included in the Proxy Circular relating to NxtPhase does not contain a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Circular that is necessary to make any statement that it makes not misleading in light of the circumstances in which it is made. If, at any time prior to the time the Registration Statement is declared effective under the 1933 Act, any event or circumstance relating to NxtPhase or any of its Affiliates, or its or their respective officers, directors or shareholders, should be discovered by NxtPhase which is required to be set forth in an amendment or supplement to the Proxy Circular, NxtPhase shall promptly inform Beacon.

2.3   Shareholder Meetings.

          (a)   As soon as practicable after the Registration Statement is declared effective by the SEC, NxtPhase will convene the NxtPhase Meeting and Beacon will convene the Beacon Meeting. Each of NxtPhase and Beacon will file the Proxy Circular with the appropriate regulatory authorities in all jurisdictions where the same is required to be filed and will mail the same to their shareholders and such other appropriate persons in accordance with applicable law and the Interim Order. The parties will cooperate with each other in connection with the preparation of documentation for submission of the Proxy Circular to regulatory authorities and the delivery to shareholders and other appropriate persons;

          (b)   NxtPhase shall convene the NxtPhase Meeting and Beacon shall convene the Beacon Meeting in a timely and expeditious manner in accordance with the Interim Order and their Constating Documents on a date mutually convenient to the parties in accordance with the Interim Order and will solicit proxies to be voted at those meetings in favour of the Arrangement and other matters incidental thereto; and

          (c)   NxtPhase shall advise Beacon forthwith upon receipt thereof, from and after the date upon which the Proxy Circular is distributed to shareholders of NxtPhase until and including the date of the NxtPhase Meeting, and immediately after the NxtPhase Meeting, of the number of NxtPhase Shares in respect of which NxtPhase has received, pursuant to the Interim Order, written objection to the special resolution respecting the Arrangement to be voted upon at the NxtPhase Meeting.

2.4   Interim Order and Final Order.

          (a)   NxtPhase shall, as soon as reasonably practicable, apply to the Court for and diligently prosecute, pursuant to Section 192 of the CBCA, an Interim Order providing for, among other things, the calling and holding of the NxtPhase Meeting for the purpose of considering and, if deemed advisable, approving the Arrangement. If the approval of the Arrangement at the NxtPhase Meeting as set forth in the Interim Order is obtained, thereafter NxtPhase shall forthwith use its reasonable best efforts to take the necessary steps to submit the Arrangement to the Court and apply for and diligently prosecute the Final Order in such fashion as the Court may direct and, as soon as practical thereafter and subject to compliance with any other conditions provided for in Part 5 hereof, NxtPhase shall file with the Director, pursuant to subsection 192(6) of the CBCA, a certified copy of the Final Order and all other necessary documents to give effect to the Arrangement.

          (b)   The Interim Order sought by NxtPhase shall provide that for the purpose of the NxtPhase Meeting:

              (i)  the securities of NxtPhase for which the holders shall be entitled to vote on the Arrangement shall be the NxtPhase Shares;

             (ii)  the NxtPhase Shareholders shall be entitled to vote on the Arrangement together, and not as separate classes, with the NxtPhase Shareholders being entitled to one vote for each NxtPhase Share held; and

            (iii)  the requisite majority for the approval of the Arrangement by the NxtPhase Shareholders shall be two-thirds of the votes cast by the NxtPhase Shareholders present in person or by proxy at the NxtPhase Meeting, voting together.

2.5   Beacon Securities Compliance and Other Registrations of Beacon.

          (a)    U.S. Federal Securities Laws.    As promptly as practicable after the date hereof, Beacon and NxtPhase shall cooperate in the preparation of the Registration Statement and Proxy Circular to be mailed to Beacon Shareholders and NxtPhase Shareholders in connection with the Arrangement and the transactions contemplated thereby and to be filed by Beacon as part of the Registration Statement. Beacon shall use reasonable best efforts to promptly respond to any comments of the SEC, and to the extent such comments relate to NxtPhase, NxtPhase shall use reasonable best efforts to provide to Beacon any assistance required. Beacon shall use reasonable best efforts to cause all documents that it is solely responsible for filing with the SEC or other regulatory authorities under this Section 2.5, except information relating to NxtPhase contained in such documents, to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder and not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. NxtPhase will ensure that all information included in such documents relating to NxtPhase does not contain a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Registration Statement, Beacon or NxtPhase, as the case may be, shall promptly inform the other of such occurrence and cooperate in having Beacon file with the SEC or its staff or any other Governmental Authority or government officials, and/or mailing to Beacon Shareholders or NxtPhase Shareholders, such amendment or supplement, if required. Beacon will advise NxtPhase, promptly after it receives notice thereof, of the time when the Registration Statement or any post-effective amendment thereto has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of qualification of the Beacon Shares issuable in connection with the Arrangement for offering or sale in any jurisdiction, or the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information.

          (b)    State Securities Laws.    Beacon shall use reasonable best efforts to take all actions necessary required to be made by it to register or qualify the Beacon Shares to be issued in the Arrangement pursuant to all applicable U.S. state "blue sky" or securities laws and shall take all reasonable actions necessary to maintain such registrations or qualifications in effect for all purposes hereof.

          (c)    The Nasdaq Stock Market.    Prior to the Effective Date, Beacon shall, if required by the rules of Nasdaq, use reasonable best efforts to file with Nasdaq a Notification Form: Listing of Additional Shares with respect to the Beacon Shares issuable in connection with the Arrangement.

2.6   Beacon RSUs.

        Immediately following the Effective Date, Beacon will issue Beacon RSUs to the employees of NxtPhase in accordance with and subject to the terms and conditions set forth in the attached Schedule "B".

2.7   NxtPhase Securities Compliance.

        NxtPhase will make all necessary filings and applications under Canadian provincial securities laws, rules and regulations required to be made by it in connection with the transactions contemplated herein and will take all reasonable actions necessary to comply with such laws, rules and regulations in all material respects.

2.8    Cooperation, Consents and Approvals.    Each party will, and will cause each of its Subsidiaries to, cooperate and use its reasonable best efforts:

          (a)   to obtain, before the Effective Date, all authorizations, waivers, exemptions, consents, orders and other approvals from domestic or foreign courts, governmental or regulatory agencies, boards, commissions or other authorities, shareholders and third parties as are necessary for the consummation of the transactions contemplated hereby; and

          (b)   to satisfy each of the conditions precedent to be satisfied by it and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary or advisable under applicable laws and regulations to permit the completion of the Arrangement in accordance with the provisions of this Agreement and the Plan of Arrangement.

        Each party will vigorously defend, or cause to be defended, any lawsuits or other legal proceedings brought against it or any of its Subsidiaries challenging this Agreement or the implementation of the Arrangement.

PART 3
REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of Beacon.    Beacon and Acquisitionco represent and warrant to and in favour of NxtPhase as follows and acknowledges that NxtPhase is relying upon such representations and warranties in connection with the transactions contemplated herein:

          (a)   Each of Beacon and Acquisitionco is a corporation duly organized, validly existing and in good standing under applicable laws, has the corporate power and authority to own or lease its property and assets and to carry on its business as now conducted by it;

          (b)   the execution, delivery and performance of this Agreement by Beacon, including all matters contemplated hereby, have been authorized by all necessary corporate action, other than stockholder approvals, and Beacon has the corporate power and authority to enter into and perform its obligations under this Agreement;

          (c)   Beacon has duly executed and delivered this Agreement and this Agreement is a valid and binding agreement enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity;

          (d)   as at the date of this Agreement, the authorized capital of Beacon consists of 110,000,000 Beacon Shares, of which 43,665,143 Beacon Shares are issued and outstanding as fully paid and non-assessable, and 10,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding;

          (e)   on the Effective Date, Beacon will have issued to Acquisitionco sufficient Beacon Shares to permit Acquisitionco to acquire all of the NxtPhase Shares as contemplated in the Arrangement, and Acquisitionco will be authorized by all necessary corporate action and will have all necessary power and authority to transfer such Beacon Shares to the NxtPhase Shareholders in consideration for the NxtPhase Shares held by such NxtPhase Shareholders.

3.2    Representations and Warranties of NxtPhase.    NxtPhase represents and warrants to and in favour of Beacon as follows and acknowledges that Beacon is relying upon such representations and warranties in connection with the transactions contemplated herein:

          (a)   NxtPhase and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under applicable laws and is current and up to date with respect to all filings required thereunder, has the corporate power and authority to own or lease its property and assets and to carry on its business as now conducted by it, is duly licensed or qualified as a foreign corporation in each jurisdiction in which the character of the property and assets now owned by it or the nature of its business as now conducted by it requires it to be so licensed or qualified (save where failure to have such licence or qualification is not, in the aggregate, material), and no proceedings have been taken by NxtPhase or, to the best of NxtPhase's knowledge, taken or threatened by any other person, with respect to the bankruptcy, insolvency, receivership, liquidation, dissolution or winding-up of NxtPhase or any of its Subsidiaries;

          (b)   the execution, delivery and performance of this Agreement by NxtPhase, including all matters contemplated hereby, have been authorized by all necessary corporate action, other than required stockholder approvals, and NxtPhase has the corporate power and authority to enter into and perform its obligations under this Agreement;

          (c)   NxtPhase has duly executed and delivered this Agreement and this Agreement is a valid and binding agreement enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity;

          (d)   the authorized capital of NxtPhase consists of an unlimited number of NxtPhase Common Shares and an unlimited number of NxtPhase Preferred Shares, of which, as at the date of this Agreement, 1,000,000 NxtPhase Common Shares and 1,548,718 NxtPhase Preferred Shares are issued and outstanding as fully paid and non-assessable, and Section 3.2(d) of the NxtPhase Disclosure Letter contains a complete and accurate list of the names of all NxtPhase Shareholders and all holders of outstanding warrants, options or other rights ultimately exchangeable, exercisable or convertible for or into NxtPhase Shares, organized by the type of security held by each such holder and setting forth the amount of such security held by such holder;

          (e)   except as disclosed in Section 3.2(e) of the NxtPhase Disclosure Letter, no person has any right, agreement, option, understanding or commitment, present or future, contingent or absolute, oral or written, or any right capable of becoming any of the foregoing (including convertible or exchangeable securities, warrants or convertible or exchangeable obligations of any nature), whether legal, equitable, contractual or otherwise, for the purchase, allotment or issue of or conversion into any of the unissued shares of NxtPhase or any of its Subsidiaries or any unissued securities of NxtPhase or any of its Subsidiaries, or for the acquisition of any right or interest in any material portion of the property or assets of NxtPhase or any of its Subsidiaries (but not including commitments to customers of NxtPhase to supply NxtPhase products) or to require NxtPhase or any of its Subsidiaries to purchase, redeem or otherwise acquire any issued and outstanding shares in the capital of NxtPhase or any of its Subsidiaries;

          (f)    the NxtPhase Financial Statements, true and complete copies of which have been delivered to Beacon, present fairly the consolidated financial position of NxtPhase Corporation and its Subsidiaries or NxtPhase and its Subsidiaries, as the case may be, on a consolidated basis at the relevant dates and the results of its operations and the changes in its consolidated financial position for the periods indicated and have been prepared in accordance with GAAP, subject to usual year end adjustments in the case of statements for interim periods;

          (g)   there has been no Material Adverse Change in NxtPhase from that shown in the NxtPhase Financial Statements;

          (h)   the execution and delivery of this Agreement and the consummation of the Arrangement have been duly authorized by the board of directors of NxtPhase and do not and will not:

              (i)  result in the breach of, or violate any term or provision of the Constating Documents of NxtPhase or any of its Subsidiaries,

             (ii)  conflict with, result in a breach of, constitute default under, or accelerate or permit the acceleration of the performance required by, or result in the cancellation, suspension or material alteration of, any Material Contract, instrument, licence, permit or authority to which NxtPhase or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which any material property of NxtPhase or any of its Subsidiaries is subject or result in the creation of any Encumbrance upon any of the material assets of NxtPhase or any of its Subsidiaries under any such agreement or instrument, or give to others any material interest or rights, including rights of purchase, termination, cancellation or acceleration, under any such agreement, instrument, licence, permit or authority, or

            (iii)  violate any provision or law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to NxtPhase or any of its Subsidiaries;

          (i)    the Subsidiaries of NxtPhase consist of (and only of) NxtPhase T&D, Inc., a Delaware corporation, and NxtPhase does not have any equity securities or have the right to acquire equity securities of any other entity;

          (j)    NxtPhase owns all of the issued and outstanding shares of its Subsidiaries, and such shares have been validly issued to NxtPhase as fully paid and non-assessable and all such shares owned by NxtPhase are owned free and clear of all Encumbrances and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to acquire any shares or other ownership interests in any NxtPhase Subsidiary;

          (k)   Section 3.2(k) of the NxtPhase Disclosure Letter sets forth each Material Contract between NxtPhase or any of its Subsidiaries and any other person and there are no Material Contracts, covenants, undertakings or other commitments of NxtPhase or any of its Subsidiaries or affiliates or any partnership or joint venture in which it or any of its Subsidiaries or affiliates is a partner or participant or any instruments binding on any of them or any of their respective material properties:

              (i)  under which the consummation of the Arrangement would have the effect of imposing restrictions or obligations on NxtPhase, any of its Subsidiaries or any such partnership or joint venture materially greater than those imposed upon NxtPhase or any such Subsidiary, partnership or joint venture at the date hereof,

             (ii)  which would give a third party, as a result of the Arrangement, a right to terminate any Material Contract to which NxtPhase or any of its Subsidiaries or any such partnership or joint venture is a party or to purchase any of their respective assets,

            (iii)  under which the consummation of the Arrangement would impose material restrictions on the ability of NxtPhase or any of its Subsidiaries to carry on any business which it might choose to carry on within any geographical area, to acquire property or dispose of its property and assets in their entirety or to change its corporate status, or

            (iv)  under which the consummation of the Arrangement would impose material restrictions on the ability of NxtPhase or any of its Subsidiaries to pay any dividends or make other distributions to its shareholders or to borrow money and to mortgage and pledge its property as security therefor;

  each Material Contract listed in Section 3.2(k) of the NxtPhase Disclosure Letter is in full force and effect and, to the best of the knowledge of NxtPhase, is valid, binding and enforceable against NxtPhase in accordance with its terms and no material breach or default exists in respect thereof on the part of any party thereto and no event has occurred which, with the giving of notice or lapse of time or both, would constitute such a material breach or default;

          (l)    neither NxtPhase nor any of its Subsidiaries has incurred any liability for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby;

          (m)  there are no actions, suits, proceedings or investigations commenced, or to the best knowledge of NxtPhase contemplated or threatened, against or affecting NxtPhase or any of its Subsidiaries or before or by any person or Governmental Authority or before any arbitrator of any kind nor, to the best knowledge of NxtPhase, are there any existing facts or conditions which may reasonably be expected to be a proper basis for any actions, suits, proceedings or investigations which, in either case, would prevent or hinder the Arrangement or which would involve the possibility of any material judgment or liability or which can reasonably be expected to have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of NxtPhase or any of its subsidiaries;

          (n)   there are no known or anticipated NxtPhase Liabilities or material liabilities of any of NxtPhase's Subsidiaries of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any material commitments, whether or not determined or determinable, in respect of which NxtPhase or any of its Subsidiaries is or may become liable except as disclosed on, reflected in or provided for in the NxtPhase Financial Statements or incurred in the ordinary course of business, and neither NxtPhase nor any of its Subsidiaries is in default in connection with any such liability or under any loan agreement, indenture or other instrument pursuant to which it has incurred any such liability;

          (o)   the corporate records and minute books of NxtPhase and each of its Subsidiaries, true and complete copies of which have been delivered to Beacon, as required to be maintained by it under the laws of its jurisdiction of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors and shareholders and all resolutions consented to in writing;

          (p)   NxtPhase and each of its Subsidiaries owns good and marketable title to its property and assets free and clear of Encumbrances except the Encumbrances listed in Section 3.2(p) of the NxtPhase Disclosure Letter;

          (q)   (i) NxtPhase and its Subsidiary own or have the right to use all Intellectual Property necessary to use, manufacture, market and distribute the products manufactured, marketed, sold or licensed, and to provide the services provided by NxtPhase or its Subsidiaries to other parties and to operate the internal systems of NxtPhase or its Subsidiary that are material to their respective business or operations. NxtPhase or its Subsidiary is the owner of all right, title, and interest in and to Intellectual Property listed in the NxtPhase IP Schedule (the "NxtPhase Intellectual Property"), free and clear of all Encumbrances. NxtPhase or its Subsidiary has taken all measures necessary to protect the proprietary nature of each item of NxtPhase Intellectual Property. NxtPhase has delivered to Beacon true and complete copies of all assignments and related documentation related to NxtPhase Intellectual Property. Other than as set forth in Section 3.2(q)(i) of the NxtPhase Disclosure Letter, to NxtPhase's knowledge, (a) no other person or entity has any rights to any of the NxtPhase Intellectual Property (except pursuant to agreements or licenses specified in Section 3.2(q)(ii) of the NxtPhase Disclosure Letter), and (b) no other person or entity is infringing, violating or misappropriating any of the NxtPhase Intellectual Property.

             (ii)  Section 3.2(q)(ii) of the NxtPhase Disclosure Letter identifies each license or other agreement (or type of license or other agreement), pursuant to which NxtPhase or its Subsidiary has licensed, distributed or otherwise granted any rights to any third party with respect to, any NxtPhase Intellectual Property. Section 3.2(q)(ii) of the NxtPhase Disclosure Letter identifies each item of Intellectual Property used by NxtPhase or its Subsidiary that is owned by a party other than NxtPhase or its Subsidiary (the "Licensed Intellectual Property"), and the license or agreement pursuant to which NxtPhase or its Subsidiary uses it (excluding off-the-shelf software programs licensed by NxtPhase or its Subsidiary pursuant to "shrink wrap" licenses).

            (iii)  Each item of NxtPhase Intellectual Property and Licensed Intellectual Property will be owned or available for use by NxtPhase immediately following the Effective Date on substantially identical terms and conditions as it was immediately prior to the Effective Date.

          (r)   NxtPhase and each of its Subsidiaries has duly filed on a timely basis all Tax Returns required to be filed by it and has paid all Taxes which are due and payable, and has paid all assessments and reassessments, and all other taxes, governmental charges, penalties, interest and fines due and payable on or before the date hereof; adequate provision has been made for Taxes payable for the current Tax period for which Tax Returns are not yet required to be filed; there are no agreements, waivers or other arrangements, providing for an extension of time with respect to the filing of any Tax Return by, or payment of any Tax, governmental charge or deficiency against, NxtPhase or any of its Subsidiaries; there are no actions, suits, proceedings, investigations or claims now threatened or pending against NxtPhase or any of its Subsidiaries in respect of Taxes, governmental charges or assessments, nor any matters under discussion with any Governmental Authority relating to Taxes, governmental charges or assessments asserted by any such authority; all Tax Returns filed by NxtPhase and its Subsidiaries were complete and correct in all respects; there are no liens for Taxes upon any of NxtPhase's or any Subsidiary's assets, other than Liens for Taxes not yet due and payable; neither NxtPhase nor any Subsidiary is, or has been, a U.S. real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii), of the Code; neither NxtPhase nor any Subsidiary has ever been a member of a group filing a consolidated federal income Tax Return or a combined, consolidated, unitary or other affiliated group Tax Return for state, local or non-U.S. Tax purposes (other than a group the common parent of which is NxtPhase), and neither NxtPhase nor any Subsidiary has any liability for the Taxes of any Person (other than NxtPhase) under Treasury Regulation Section 1.1502-6 (or any corresponding provision of state, local or non-U.S. Tax law), or as a transferee or successor, or by contract, or otherwise; Section 3.2(r) of the NxtPhase Disclosure Letter contains a list of all jurisdictions (whether foreign or domestic) to which any Tax is properly payable by NxtPhase or any Subsidiary; no claim has ever been made by a Tax Authority in a jurisdiction where NxtPhase or any Subsidiary does not file Tax Returns that NxtPhase or any Subsidiary is or may be subject to Tax in that jurisdiction; neither NxtPhase nor any Subsidiary has, or has ever had, a permanent establishment or other taxable presence in any countries other than the country of such entities formation, as determined pursuant to applicable non-U.S. law and any applicable Tax treaty or convention between the United States and such foreign country;

          (s)   except as disclosed in Section 3.2(s) of the NxtPhase Disclosure Letter, NxtPhase and each of its Subsidiaries has withheld from each payment made to any of its officers, directors, and employees, past and present, the amount of all taxes including, but not limited to, income tax and other deductions required to be withheld therefrom and has paid the same to the proper tax and other receiving offices within the time required under any applicable tax legislation;

          (t)    NxtPhase has not declared or paid any dividends or made any distribution of its properties or assets to its shareholders nor disposed of any of its properties or assets or incurred any material indebtedness except as described in the NxtPhase Financial Statements or this Agreement;

          (u)   neither NxtPhase nor any of its Subsidiaries is in default in any material respect with respect to any permit held or order, writ, injunction or decree of any court, Governmental Authority or any arbitration panel;

          (v)   the business of NxtPhase and each of its Subsidiaries is being conducted in all material respects in compliance with all applicable laws, regulations and ordinances of all authorities having jurisdiction;

          (w)  no exemption, consent, approval, order or authorization of, or registration or filing with, any court, Governmental Authority, or any third party is required by, or with respect to NxtPhase or any of its Subsidiaries in connection with the execution and delivery of this Agreement by NxtPhase or the consummation by NxtPhase of the transactions contemplated hereby;

          (x)   the information and consolidated financial statements related to NxtPhase and provided by NxtPhase and contained in the Proxy Circular and any related documentation to be distributed in connection with the solicitation of proxies by the management of Beacon for the Beacon Meeting will be true, correct and complete in all material respects and will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made; and

          (y)   none of the representations, warranties or statements of fact made in this Section 3.2 contain any untrue statement of a material fact or omit to state any material fact necessary to make any such warranty or representation not misleading.

PART 4
COVENANTS

4.1   Conduct of Beacon Business.

        Beacon hereby covenants and agrees that until the Effective Date, other than as contemplated in this Agreement or as expressly consented to by NxtPhase (which consent will not be unreasonably withheld or delayed), Beacon will not and will not permit any of its Subsidiaries to take or fail to take any action within its control which would result in a condition precedent to the Arrangement not being satisfied unless a waiver has been obtained with respect to such condition precedent.

4.2   Conduct of NxtPhase Business.

        NxtPhase hereby covenants and agrees, other than as contemplated in this Agreement or as expressly consented to in writing by Beacon (which shall not be unreasonably withheld or delayed), NxtPhase will not and will not permit any of its Subsidiaries to:

          (a)   carry on its business, including but not limited to incurring debt, in a materially different manner than as set forth in the NxtPhase Business Plan;

          (b)   declare or make any distribution by way of dividend, distribution of property or assets, return of capital or otherwise to or for the benefit of its shareholders;

          (c)   increase or decrease its paid-up capital or purchase or redeem any NxtPhase Shares;

          (d)   other than pursuant to the Perseus Financing or the issuance to El Dorado of 66,667 NxtPhase Preferred Shares in accordance with the Securities Purchase Agreement, on or before May 1, 2005, issue, authorize or propose the issuance of, or purchase or redeem or propose the purchase or redemption of, any NxtPhase Shares of any class or securities convertible into, or rights, warrants or options to acquire, any NxtPhase Shares or other exchangeable or convertible securities, rights, warrants or options, nor enter into any commitment or agreement therefor;

          (e)   other than pursuant to the Perseus Financing or the issuance to El Dorado of 66,667 NxtPhase Preferred Shares in accordance with the Securities Purchase Agreement, after May 1, 2005, issue, authorize or propose the issuance of, or purchase or redeem or propose the purchase or redemption of, any NxtPhase Shares of any class or securities convertible into, or rights, warrants or options to acquire, any NxtPhase Shares or other exchangeable or convertible securities, rights, warrants or options, the aggregate value of which exceeds $1,500,000, nor enter into any commitment or agreement therefor;

          (f)    issue, authorize or propose the issuance of, or purchase or redeem or propose the purchase or redemption of, any NxtPhase Shares of any class or securities convertible into, or rights, warrants or options to acquire, any NxtPhase Shares or other exchangeable or convertible securities, rights, warrants or options to any person or entity who is not a party to the Investor Rights Agreement, nor enter into any commitment or agreement therefor;

          (g)   reorganize, amalgamate or merge with any other person, corporation, partnership or other business organization whatsoever;

          (h)   adopt a plan of liquidation or resolutions providing for its liquidation, dissolution, merger, amalgamation, consolidation or reorganization;

          (i)    other than as set forth in the NxtPhase Business Plan or in the ordinary course of business, enter into or modify any employment agreement (whether written or oral), grant any bonuses, severance or termination pay, other than in accordance with applicable law, or make any loan to any employee, officer or director, other than advances to such individuals for reasonable and necessary business expenses incurred by such individuals in the ordinary course of business on behalf of NxtPhase;

          (j)    take or fail to take any action within its control which would result in a condition precedent to the Arrangement not being satisfied;

          (k)   make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes or otherwise, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

          (l)    fail to use reasonable best efforts to ensure that the representations and warranties set forth in Sections 3.2 (g), (k), (m), (n), (p)-(s), (u)-(w) and (y) remain true and correct until the Effective Date as if made on and as of such date, except for failures or breaches of representations and warranties which would not result in a Material Adverse Change with respect to NxtPhase;

          (m)  alter or amend its Constating Documents as the same exist at the date of this Agreement; and

          (n)   the NxtPhase board of directors shall not permit the transfer of any NxtPhase Shares to any individual or entity other than an affiliate of a NxtPhase Shareholder as of the date of this Agreement who also becomes a party to the Investor Rights Agreement. In the event of any such permitted transfer, NxtPhase shall promptly provide notice to Beacon and copies of all relevant transfer documents.

4.3   Access to Books and Records.

        Beacon and NxtPhase upon reasonable notice shall, during the period prior to the Effective Date, afford the other party and its accountants, counsel and other representatives, full access during normal business hours to the properties, books, contracts, commitments and records of the other party and its Subsidiaries in its possession or to which it has access and furnish promptly to the other party a copy of all information concerning its business, properties and personnel as the other party may reasonably request.

4.4   Alternative Offer.

        NxtPhase agrees that it will not, without Beacon's prior written consent, directly or indirectly, solicit or initiate any expression of interest, proposal or offer from, or negotiate with, or enter into any letter of intent or similar document or any contractual agreement or commitment, any person other than Beacon relating to the acquisition of NxtPhase Shares, any amalgamation, merger or other form of business combination involving NxtPhase or any NxtPhase Subsidiary, any sale, lease, exchange or transfer of all or a substantial portion of the assets of NxtPhase, or any takeover bid, reorganization, recapitalization, liquidation or winding-up of or other business combination or transaction involving NxtPhase or any NxtPhase Subsidiary (any offer or proposal relating to any such transaction, an "Acquisition Proposal"). NxtPhase will ensure that its representatives, including those of any NxtPhase Subsidiary, are aware of the provisions of this Section 4.4 and NxtPhase will be responsible for any breach of this Section 4.4 by any of the foregoing and any such breach shall be considered a breach by NxtPhase. NxtPhase shall within one day of receipt inform Beacon of receipt of any written or oral Acquisition Proposal, and provide Beacon with the identity of the party making the Acquisition Proposal and the material terms thereof.

4.5   Indemnification of NxtPhase Directors; Directors and Officers Insurance.

        NxtPhase, prior to the Effective Date, will directly or indirectly cause the persons who served as directors or officers of NxtPhase or its Subsidiary on or before the Effective Date to be covered by a run off directors' and officers' liability insurance policy for NxtPhase's existing directors and officers with the same coverage and amounts containing terms and conditions which are not less advantageous than NxtPhase's existing directors' and officers' liability policy.

4.6   Amendment No. 2 to Beacon Rights Agreement.

        The Beacon board of directors will take all reasonable action necessary to irrevocably amend the Beacon Rights Agreement so that the consummation of the transactions contemplated by this Agreement and the Arrangement will not result in the Rights (as defined in the Beacon Rights Agreement) becoming evidenced by, and transferable pursuant to, certificates separate from the certificates representing Beacon Shares.

4.7   Registration Obligations for Affiliates.

        Section 4.7 of the NxtPhase Disclosure Letter sets forth a list of those people who are, in NxtPhase's reasonably judgment, "affiliates" of NxtPhase, within in the meaning of Rule 145 promulgated by the 1933 Act (each a "Rule 145 Affiliate"). Perseus and its affiliates shall be considered "affiliates" of NxtPhase for purposes of this Section 4.7. NxtPhase shall notify Beacon in writing regarding any change in the identity of its Rule 145 Affiliates prior to the Effective Date. Beacon shall be entitled to place appropriate legends on the certificates evidencing any Beacon Shares to be received by Rule 145 Affiliates pursuant to the terms of this Agreement reflecting the restrictions set forth in Rule 145 and to issue appropriate stop transfer instructions to the transfer agent for Beacon Shares.

4.8   Consents.

        NxtPhase shall use reasonable best efforts to obtain, prior to the Effective Date, the waivers, consents and/or approvals required for NxtPhase to execute and deliver this Agreement and consummate the Arrangement pursuant to the terms of any Material Contract.

4.9   Material Changes.

        Each party will advise the other party orally and in writing of any material change with respect to it or its Subsidiaries on a consolidated basis promptly after such material change has occurred.

PART 5
CONDITIONS PRECEDENT

5.1   Mutual Conditions Precedent.

        The obligations of the parties to complete the transactions contemplated by this Agreement and to file the documents required to give effect to the Arrangement shall be subject to satisfaction of or mutual waiver by the parties on or before the Effective Date of each of the following conditions:

          (a)   the Arrangement, with or without amendment, shall have been approved at the NxtPhase Meeting in accordance with the provisions of the Interim Order and the Arrangement shall have otherwise been approved and adopted by the requisite majorities of persons entitled to vote thereon as determined by the Court or by any other rules and policies of Canadian corporate and securities regulatory authorities having jurisdiction;

          (b)   the Registration Statement (including any post-effective amendment thereto) shall be effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding shall be pending or to the knowledge of Beacon threatened by the SEC to suspend the effectiveness of such Registration Statement, and Beacon shall have received all U.S. state securities or "blue sky" permits or other authorizations, or confirmations, as to the availability of an exemption from registration requirements as may be necessary;

          (c)   the Interim Order and the Final Order shall have been obtained from the Court in form and substance satisfactory to each of the parties, acting reasonably;

          (d)   all other consents, orders, regulations and approvals, including regulatory and judicial approvals and orders, necessary for the completion of the transactions provided for in this Agreement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

          (e)   the Beacon Shareholders shall have approved (i) the Plan of Arrangement and the issuance of Beacon Shares pursuant to the Arrangement and this Agreement, (ii) an amendment to the Beacon Certificate of Incorporation increasing the number of Beacon Shares authorized for issuance from 110,000,000 to 170,000,000 and (iii) an amendment to the Beacon Equity Incentive Plan increasing the number of Beacon Shares authorized for issuance under such plan from 9,000,000 to 23,000,000;

          (f)    subject to Section 4.7 and any applicable securities laws in the provinces of Canada, the issuance of the Beacon Shares pursuant to the Arrangement will comply with the registration requirements by the 1933 Act, and be registered and freely tradable shares in the United States upon issuance and will be exempt from the registration and prospectus requirements of applicable securities laws in each of the provinces of Canada in which NxtPhase Shareholders are resident; and

          (g)   no order or decree of any domestic or foreign court, tribunal, governmental agency or other regulatory authority or administrative agency, board or commission, and no law, regulation, policy, directive or order shall be enacted, promulgated, made, issued or applied to cease trade, enjoin, prohibit or impose material limitations on, the Arrangement or the transactions contemplated thereby.

5.2   Conditions in Favour of Beacon.

        The obligations of Beacon to complete the transactions contemplated by this Agreement and to file the documents necessary to give effect to the Arrangement are subject to the following conditions, each of which is for the exclusive benefit of Beacon and may be asserted or waived by Beacon in its sole discretion at any time, in whole or in part:

          (a)   the representations and warranties of NxtPhase as set forth in Sections 3.2(a)-(c), (d) (other than as a result of the Perseus Financing), (e), (f), (h)-(j), (l), (o), (t) and (x) shall be true and correct on and as of the Effective Date as if made on and as of such date and the covenants of NxtPhase to be performed on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed, except as affected by transactions contemplated or permitted by this Agreement and except for any failures or breaches of representations, warranties or covenants which would not result in a Material Adverse Change with respect to NxtPhase;

          (b)   each of the NxtPhase Shareholders shall have entered into a Letter Agreement, other than Western Technology Seed Investment and David Burnstein;

          (c)   NxtPhase and each of its Subsidiaries shall have delivered to Beacon a properly executed statement satisfying the requirements of Treasury Regulation Sections 1.897-2(h) and 1.1445-2(c)(3) in a form reasonably acceptable to Beacon;

          (d)   Dissent Rights shall not have been exercised prior to the Effective Date by any NxtPhase Shareholder who is a party to the Investor Rights Agreement.

        With respect to Section 5.2(b), each party shall use reasonable efforts to ensure that such condition is satisfied and each party shall promptly inform the other in the event it receives an executed Letter Agreement from any NxtPhase Shareholder. In the event such condition remains unsatisfied on August 31, 2005, unless Beacon shall inform NxtPhase no later than August 31, 2005 that such condition is irrevocably waived by Beacon, this Agreement shall automatically terminate on such date and be of no further force and effect and neither party shall have any liability to the other hereunder or under the Letter Agreements.

5.3   Condition in Favour of NxtPhase.

        The obligations of NxtPhase to complete the transactions contemplated by this Agreement and to file the documents necessary to give effect to the Arrangement are subject to the following condition, which is for the exclusive benefit of NxtPhase and may be asserted or waived by NxtPhase in its sole discretion at any time, in whole or in part:

          (a)   prior to the Effective Date, Beacon shall have received approval for the trading of Beacon Shares on Nasdaq; and

          (b)   the representations and warranties of Beacon as set out in this Agreement shall be true and correct on and as of the Effective Date as if made on and as of such date and the covenants of Beacon to be performed on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed, except as affected by transactions contemplated or permitted by this Agreement and except for any failures or breaches of representations, warranties or covenants which would not result in a Material Adverse Change with respect to Beacon.

5.4   Notice and Cure Provisions.

        Each party will give prompt notice to the other of the occurrence, or failure to occur, at any time from the date hereof until the Effective Date, of any event or state of facts which occurrence or failure would or would be likely to:

          (a)   cause any of the representations or warranties of any party contained herein to be untrue or inaccurate in any material respect on the date hereof or at the Effective Date; or

          (b)   result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by any party hereunder prior to the Effective Date.

        No party may elect not to complete the transactions contemplated hereby in reliance upon the conditions precedent contained in this Part 5 or any termination right under Part 6 unless the party intending to rely thereon has delivered a written notice to the other party specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the party delivering such notice is asserting as the basis for the non-fulfilment of the applicable condition precedent or as a basis for the termination right, as the case may be. If any such notice is delivered, the notifying party will not be entitled to terminate this Agreement, provided that the receiving party is proceeding diligently to cure such matter, if curable, until the expiration of a period of 30 days from such notice.

PART 6
AMENDMENT AND TERMINATION

6.1   Amendments.

        The parties may mutually amend any provision of this Agreement at any time prior to the Effective Date; provided, however, that any amendment effected subsequent to approvals, if any, obtained at the Beacon Meeting or the NxtPhase Meeting shall be subject to any restrictions contained in the Delaware General Corporation Law or CBCA. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the party giving such waiver. No waiver by any party with respect to any default, misrepresentation, or breach of warranty or covenant hereunder shall be deemed to extend to any prior to subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior to subsequent such occurrence.

6.2   Termination by Agreement.

        This Agreement may, at any time before the Effective Date, be terminated by unanimous agreement in writing of the parties hereto without further action on the part of their respective shareholders, notwithstanding anything contained herein, and notwithstanding the approval of this Agreement and the Arrangement by the shareholders of NxtPhase or the granting by the Court of the Final Order.

6.3   Termination Date.

        If the Final Order, in form and substance satisfactory to the parties, has not been obtained by the parties hereto at or before 5:00 pm (Vancouver time) on the Termination Date, this Agreement shall terminate unless the parties otherwise agree.

6.4   Termination for Non-Fulfilment.

        This Agreement shall terminate if the conditions precedent set forth in Section 5 are not satisfied or waived, as therein contemplated, on or before the Termination Date.

6.5   Other Termination.

        Each of Beacon and NxtPhase may, in its sole discretion, terminate this Agreement if:

          (a)   a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for Beacon or NxtPhase or for a substantial part of the assets of Beacon or NxtPhase is appointed and such appointment is neither made ineffective nor discharged within 21 days after the making thereof, or such appointment is consented to, requested by, or acquiesced in by the affected party;

          (b)   Beacon or NxtPhase commences a voluntary proceeding under any applicable bankruptcy, insolvency or similar law of any jurisdiction (including, without limitation, any laws relating to a reorganization, arrangement or compromise of its debts) now or hereafter in effect, or consents to the entry of an order for relief in an involuntary proceeding under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of its creditors; or takes corporate or other action in furtherance of any of the foregoing; or

          (c)   entry is made against Beacon or NxtPhase of a judgment, decree or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

6.6   Survival.

        In the event of any termination of this Agreement, the provisions hereof will become void and neither party will have any liability to the other party in respect of this Agreement, except in respect of any breach of this Agreement which occurred on or before the Termination Date. Notwithstanding the foregoing, Sections 7.2, 7.7, 7.9 and 7.10 shall survive any termination of this Agreement.

PART 7
GENERAL

7.1   Notices.

        All notices which may or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be served personally, electronic mail or by telecopy addressed to the recipient as follows:

  to Beacon or Acquisitionco:

    Beacon Power Corporation
    234 Ballardvale Street
    Wilmington, MA 01887

    Attention: F. William Capp, President and Chief Executive Officer
    Facsimile: 978-694-9127
    Email: capp@beaconpower.com

  with a copy to:

    Albert L. Sokol, Esq.
    Edwards & Angell, LLP
    101 Federal Street
    Boston, MA 02110

    Facsimile: 617-517-5576
    Email: asokol@EdwardsAngell.com

  to NxtPhase:

    NxtPhase T & D Corporation
    3040 East Broadway
    Vancouver, BC, Canada V5M 1Z4

    Attention: Andrea Johnston, President and Chief Executive Officer
    Facsimile: 604-215-9833
    Email: ajohnston@nxtphase.com

  with a copy to:

    Candy L. Saga, Esq.
    Farris, Vaughan, Wills & Murphy LLP
    P.O. Box 10026, Pacific Centre South
    25th Floor, 700 W. Georgia Street
    Vancouver, BC, Canada V7Y 1B3

    Facsimile: 604 661 9349
    Email: csaga@farris.com

or to such other address as the relevant party may, from time to time, advise by notice in writing given pursuant to this Section 7.1. Any notice that is delivered shall be deemed to be delivered on the date of delivery if delivered prior to 5:00 p.m. (local time at the place of receipt) on a Business Day or on the next Business Day if delivered after 5:00 p.m. or on a non-Business Day. Any notice sent by electronic mail or facsimile transmission shall be deemed to be delivered on the date of transmission (for which confirmed receipt is provided to the sender) if transmitted prior to 5:00 p.m. (local time at the place of receipt) on a Business Day or the next Business Day if transmitted after 5:00 p.m. or on a non-Business Day.

7.2   Confidential Information.

        Beacon and NxtPhase hereby agree that:

          (a)   "Confidential Information" shall be defined as the books and records, other documents, material and information of or relating to the disclosing party and/or its Subsidiaries, joint ventures or investments (whether or not in writing) disclosed or given by Beacon or NxtPhase to the other party in connection with this Agreement, or contained or ascertained as a result of any meeting with officers or directors of the other party or their agents, representatives or advisers, but does not include:

              (i)  information which is now or hereafter enters the public domain through no action on the receiving party's part in violation of the terms or conditions hereof,

             (ii)  information which was in the possession of Beacon or NxtPhase, as applicable, at the time of disclosure by the other party and was not acquired directly or indirectly on a confidential basis, or

            (iii)  information already disclosed by the disclosing party to others on an unrestricted, non-confidential basis;

          (b)   if the Effective Date has not occurred by the Termination Date, Beacon and NxtPhase shall: (A) promptly return to the other party all written Confidential Information, together with all copies, extracts or summaries thereof; and (B) promptly destroy all notes, memoranda and other material prepared by the other party which reflect, interpret, evaluate, include or are derived from any Confidential Information and such destruction shall promptly thereafter be certified in writing to the other party provided, however, that Beacon and NxtPhase may retain such information as may be necessary to support or substantiate any opinion, advice, recommendation, whether written or oral, given in connection with the transactions contemplated hereby, provided that: (I) the other party is provided with written particulars of any retained Confidential Information; and (II) such information will not be used or disclosed to any party not subject hereto for any other purpose; and

          (c)   without the other party's express prior written consent, Beacon and NxtPhase will not disclose to any person or entity (other than those directors, officers, employees, attorneys, agents, representatives and advisers who actually need to have the information for purposes of assistance with the transactions contemplated by this Agreement) either the Confidential Information or the terms, conditions or other facts with respect to the transactions contemplated by this Agreement unless disclosure is required under relevant securities laws or pursuant to an order entered into or a subpoena issued by a court of competent jurisdiction, in which event Beacon or NxtPhase, as applicable, will, prior to such disclosure, promptly advise and consult with the other party and its legal counsel concerning the information to be disclosed.

7.3   Assignment.

        No party may assign this Agreement or its rights or obligations hereunder without the prior written consent of the other parties; provided, that, Acquisitionco may assign its rights and obligations hereunder to an affiliate of Beacon.

7.4   Binding Effect.

        This Agreement and the Arrangement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.5   No Third Party Beneficiaries.

        This Agreement and the Arrangement does not confer any rights or remedies upon any person other than Beacon and NxtPhase and their respective successor and permitted assigns; provided, however, that (a) the provisions in Section 2.1 of this Agreement concerning the issuance of such number of Beacon Shares to the NxtPhase Shareholders calculated pursuant to the Exchange Value and the provisions of Schedule "A" are intended for the benefit of the NxtPhase Shareholders and (b) the provisions of Schedule "B" are intended for the benefit of the NxtPhase Employees (as defined therein).

7.6   Waiver.

        Any waiver or release of any of the provisions of this Agreement, to be effective, must be in writing executed by the party granting the same. Waivers may only be granted upon compliance with the terms governing amendments set forth in Section 6.1, mutatis mutandis.

7.7   Governing Law.

        This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

7.8   Expenses.

        All expenses incurred in connection with the Arrangement and the transactions contemplated thereby shall be paid by the party incurring such expenses.

7.9   Time of Essence.

        Time is of the essence of this Agreement.

7.10 Public Announcements.

        Each of the parties hereto shall cooperate with the others in relaying information concerning this Agreement and the transaction contemplated herein, and shall furnish to and discuss with the other parties hereto drafts of all press and other releases prior to publication. No press release or other public announcement concerning the proposed transactions contemplated by this Agreement will be made by either party without the prior consent of the other party, such consent not to be unreasonably withheld; provided that nothing contained herein shall prevent either party at any time from furnishing any information to any Governmental Authority or to the public if so required by applicable law.

7.11 Further Assurances.

        Each party will from time to time promptly execute and deliver all further documents and take all further action necessary or appropriate to give effect to and perform the provisions and intent of this Agreement and to complete the transactions contemplated hereby.

7.12 Counterparts.

        This Agreement and any amendment, supplement or restatement of this Agreement may be executed and delivered in one or more counterparts each of which when executed and delivered shall be deemed an original but all of which together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date set forth above.

BEACON POWER CORPORATION
Per:	/s/ JAMES M. SPIEZIO
Authorized Signatory
NXTPHASE T & D CORPORATION
Per:	/s/ ANDREA JOHNSTON
Authorized Signatory
BEACON ACQUISITION CO.
Per:	/s/ JAMES M. SPIEZIO
Authorized Signatory

Schedule "A"

Plan of Arrangement Under Section 192
The Canada Business Corporations Act

SECTION 1—INTERPRETATION

1.1    Definitions.    In this Plan of Arrangement:

          (a)   "Acquisitionco" means Beacon Acquisition Co., an unlimited liability corporation existing under the laws of Nova Scotia and being a Subsidiary of Beacon;

          (b)   "Arrangement" means an arrangement under the provisions of Section 192 of the CBCA on the terms and conditions set forth in this Plan of Arrangement and any amendment or variation thereto made in accordance with the terms thereof;

          (c)   "Arrangement Agreement" means the Arrangement Agreement dated as of April 22, 2005 among NxtPhase, Beacon and Acquisitionco to which this Plan of Arrangement is attached as Schedule "A";

          (d)   "Beacon" means Beacon Power Corporation, a corporation incorporated under the laws of Delaware;

          (e)   "Beacon Shares" means the common stock par value $0.01 per share in the capital of Beacon;

          (f)    "CBCA" means the Canada Business Corporations Act;

          (g)   "Director" means the Director appointed under the CBCA;

          (h)   "Dissent Rights" has the meaning set forth in Section 5.1;

          (i)    "Dissenting Shareholder" has the meaning set forth in Section 5.1;

          (j)    "Effective Date" means the date upon which the Arrangement becomes effective, as shown on the Certificate of Arrangement to be issued by the Director to NxtPhase;

          (k)   "Letter of Transmittal" means the letter of acceptance and transmittal to be forwarded by NxtPhase to all NxtPhase Shareholders together with the Proxy Circular or such other equivalent form of letter of acceptance and transmittal acceptable to NxtPhase and Beacon, acting reasonably;

          (l)    "NxtPhase" means NxtPhase T & D Corporation, a company incorporated under the CBCA;

          (m)  "NxtPhase Common Shares" means common shares without par value in the capital of NxtPhase;

          (n)   "NxtPhase Preferred Shares" means Class A preferred shares without par value in the capital of NxtPhase;

          (o)   "NxtPhase Shares" means, collectively, the NxtPhase Common Shares and the NxtPhase Preferred Shares;

          (p)   "NxtPhase Shareholders" means holders of NxtPhase Shares; and

          (q)   "Plan of Arrangement", "hereof", "herein", "hereunder" and similar expressions refer to this Plan of Arrangement, and not any particular article, section or other portion hereof.

          (r)   "Proxy Circular" has the meaning set forth in Section 1.1 of the Arrangement Agreement.

1.2    Capitalized Terms.    Capitalized terms not otherwise defined herein have the meaning set forth in the Arrangement Agreement.

1.3    Headings and References.    The division of this Plan of Arrangement into Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to Sections or Appendices are to Sections of, and Appendices to, this Plan of Arrangement.

1.4    Currency.    All references to currency in this Plan of Arrangement are to United States dollars.

SECTION 2—ARRANGEMENT AGREEMENT

2.1    Arrangement Agreement.    This Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms part of the Arrangement Agreement.

SECTION 3—ACQUISITION OF NXTPHASE SHARES

3.1    The Arrangement.    On the Effective Date, the following shall occur and shall be deemed to occur without any further authorization, act or formality:

          (a)   each NxtPhase Share held by a NxtPhase Shareholder (other than Beacon) issued pursuant to the Perseus Financing, shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to such NxtPhase Shareholder of that number of Beacon Shares having a value equal to $4.50 per NxtPhase Share plus the amount of all accrued and unpaid dividends on such NxtPhase Share in accordance with the terms of the NxtPhase Preferred Shares (i.e. at a rate per annum of 8%, but for this purpose whether or not declared) from the date of issue of such NxtPhase Shares to but excluding the Effective Date (the "New Financing Consideration"). For this purpose, Beacon Shares shall have a value equal to the 20-day VWAP as of the date of this Agreement.

          (b)   each NxtPhase Share held by a NxtPhase Shareholder, other than those held by NxtPhase Shareholders who have exercised the Dissent Right and other than those issued pursuant to the Perseus Financing, shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to such NxtPhase Shareholder of such number of Beacon Shares calculated pursuant to Section 3.1(c) as the "Exchange Value", in accordance with the Plan of Arrangement;

          (c)   the "Exchange Value" shall be calculated as follows:

Exchange Value	=	Aggregate Beacon Shares
Aggregate NxtPhase Shares
Aggregate Beacon Shares	=	Aggregate Consideration
Beacon Share Price

    Aggregate Consideration = $14,235,000:

(i) plus the aggregate issue price of any NxtPhase Shares, if any, issued by NxtPhase, in accordance with Section 4.2 of the Arrangement Agreement, between the date of this Agreement and the Effective Date, including, for greater certainty, the amount received by NxtPhase for any NxtPhase Shares issued pursuant to the Perseus Financing (other than NxtPhase Shares issued to Beacon) and to El Dorado in accordance with the Securities Purchase Agreement, and

(ii) minus the aggregate amount of non-working capital indebtedness, if any, incurred by NxtPhase, in accordance with Section 4.2 of the Arrangement Agreement, between the date of this Agreement and the Effective Date, and
(iii) minus the amount of the New Financing Consideration.
Beacon Share Price	=	20-day VWAP of Beacon Shares as of the date of this Agreement
Aggregate NxtPhase Shares	=	2,548,718 plus an additional 66,667 NxtPhase Shares to be issued to El Dorado immediately prior to the Effective Date pursuant to the Securities Purchase Agreement plus the aggregate number of any other NxtPhase Shares, if any, issued by NxtPhase, in accordance with Section 4.2 of the Arrangement Agreement, between the date of this Agreement and the Effective Date, other than those issued pursuant to the Perseus Financing.

          (d)   the Exchange Value and the New Financing Consideration shall each be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting Beacon Shares between the date of this Agreement and the Effective Date;

          (e)   each NxtPhase Shareholder shall cease to be a holder of NxtPhase Shares and the name of each NxtPhase Shareholder shall be removed from the register of shareholders of NxtPhase as of the Effective Date;

          (f)    the certificate representing each NxtPhase Share shall be deemed to have been cancelled as of the Effective Date;

          (g)   each NxtPhase Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to sell and transfer such NxtPhase Shares in accordance with Subsections 3.1(a) - 3.1(c) above; and

          (h)   Acquisitionco shall be and shall be deemed to be the transferee of all NxtPhase Shares, free of all Encumbrances, and shall be entered in the register of shareholders of NxtPhase as the holder of such NxtPhase Shares.

3.2    Fractional Shares.    No certificates or scrip representing fractional shares of Beacon Shares issuable in connection with the Arrangement shall be issued to NxtPhase Shareholders upon the surrender for exchange of certificates that, immediately prior to the Effective Date, represented NxtPhase Shares converted into Beacon Shares pursuant to Section 2.1 of the Arrangement Agreement, and NxtPhase Shareholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of Beacon with respect to any fractional shares of Beacon Shares that would otherwise have been issued to NxtPhase Shareholders. In lieu of any fractional shares of Beacon Shares that would have otherwise been issued, each NxtPhase Shareholder that would have been entitled to receive a fractional share of Beacon Shares shall, upon proper surrender of such NxtPhase Shareholder's certificates for NxtPhase Shares in accordance with the Letter of Transmittal, receive a cash payment equal to the Exchange Value multiplied by the fraction of a share that such NxtPhase Shareholder would otherwise be entitled to receive, subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting Beacon Shares between the date of the Arrangement Agreement and the Effective Date.

SECTION 4—SHARE EXCHANGE PROCEDURE

4.1    Instructions to NxtPhase Shareholders.    NxtPhase will deliver to each NxtPhase Shareholder the Proxy Circular which will call the NxtPhase Meeting and will describe the procedure necessary for each NxtPhase Shareholder to obtain Beacon Shares or exercise Dissent Rights pursuant to the Arrangement. The procedure for the exchange of NxtPhase Shares for Beacon Shares will include a requirement for NxtPhase Shareholders to deliver a Letter of Transmittal and certificates representing NxtPhase Shares to Beacon. The procedure for exercise of Dissent Rights will include the requirements set forth in Section 5.1 of this Plan of Arrangement.

4.2    Rights to Share Certificates:

        (a)   Subject to Section 5.1, as soon as practicable following the Effective Date, where a NxtPhase Shareholder has delivered to Beacon a duly completed Letter of Transmittal and the certificates representing such NxtPhase Shareholder's NxtPhase Shares, Beacon will either:

            (i)  forward or cause to be forwarded by first class insured mail to the NxtPhase Shareholder at the address specified in the Letter of Transmittal,

           (ii)  if requested by the NxtPhase Shareholder in the Letter of Transmittal, to make available at Beacon for pick-up by the NxtPhase Shareholder, or

          (iii)  if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), to forward or cause to be forwarded to the NxtPhase Shareholder at the address of the holder as shown on the share register maintained by NxtPhase, certificates representing the Beacon Shares required to be delivered to such person pursuant to the Plan of Arrangement.

        (b)   As soon as practicable following the Effective Date, where a NxtPhase Shareholder has not delivered a Letter of Transmittal and certificates contemplated by Subsection 4.2(a) and has not exercised Dissent Rights, Beacon will make available certificates representing the Beacon Shares required to be delivered to such person pursuant to the provisions hereof upon presentation of the certificates evidencing such NxtPhase Shares.

4.3    Registration.    Unless otherwise directed by the Letter of Transmittal, certificates representing Beacon Shares referred to in Section 4.2 will be issued in the name of the registered holder of the NxtPhase Shares acquired.

4.4    Extinguishment of Rights.    Subject to Section 5.1, at and after the Effective Date, any certificate formerly representing NxtPhase Shares will represent only the right to receive Beacon Shares in accordance with this Plan of Arrangement. On the sixth anniversary of the Effective Date, any and all such rights which have not been exercised by a NxtPhase Shareholder collecting a Beacon Share certificate in accordance herewith will be extinguished and the certificates will be deemed to be surrendered to Beacon for no consideration.

SECTION 5—RIGHTS OF DISSENT

5.1    Dissent Rights.    NxtPhase Shareholders may exercise rights of dissent ("Dissent Rights") with respect to the NxtPhase Shares held by such NxtPhase Shareholder pursuant to and in the manner set forth in section 190 of the CBCA and this Section 5.1. Registered NxtPhase Shareholders who duly exercise such right of dissent ("Dissenting Shareholders") and who:

          (a)   are ultimately determined to be entitled to be paid fair value for their NxtPhase Shares shall be deemed to have transferred their NxtPhase Shares to NxtPhase immediately prior to the Effective Date, to the extent the fair value therefor is paid by NxtPhase, and such NxtPhase Shares shall be cancelled as of the Effective Date, or

          (b)   are ultimately determined not to be entitled, for any reason, to be paid fair value for their NxtPhase Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting NxtPhase Shareholder and shall receive consideration in accordance with Section 3 of this Schedule A.

FIRST AMENDMENT TO ARRANGEMENT AGREEMENT

        This First Amendment to Arrangement Agreement (this "Amendment") is dated as of September 27, 2005 and is by and among Beacon Power Corporation, a Delaware corporation ("Beacon"), Beacon Acquisition Co., a Nova Scotia unlimited liability company and a wholly owned subsidiary of Beacon ("Acquisitionco"), and NxtPhase T&D Corporation, a Canada corporation ("NxtPhase"). Beacon, Acquisitionco and NxtPhase are sometimes referred to herein collectively as the "Parties" and individually as a "Party." Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Original Agreement (as defined below).

RECITALS

        WHEREAS, Beacon, Acquisitionco and NxtPhase entered into that certain Arrangement Agreement (the "Original Agreement") dated as of April 22, 2005;

        WHEREAS, the Parties desire to amend the Original Agreement as set forth herein;

        WHEREAS, pursuant to the terms of each Letter Agreement among Beacon, NxtPhase and each NxtPhase Shareholder other than Beacon, Western Technology Seed Investment and David Burnstein (each, a "NxtPhase Class A Shareholder"), each NxtPhase Class A Shareholder's prior written consent is required for any amendment to Section 2.1 of and Schedule "A" to the Original Agreement;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree as follows:

        1.    Definitions.

        (a)   A new definition of "1934 Act," as follows, is hereby inserted in Section 1.1 of the Original Agreement:

    "1934 Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder;

        (b)   The definition of "Beacon Equity Incentive Plan" as set forth in Section 1.1 of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    "Beacon Equity Incentive Plan" means Beacon's Second Amended and Restated 1998 Stock Incentive Plan, as may be amended and restated from time to time, pursuant to which Beacon may issue Beacon RSUs and options to purchase Beacon Shares;

        (c)   The definition of "Beacon Meeting" as set forth in Section 1.1 of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    "Beacon Meeting" means the special meeting or the annual meeting of the holders of Beacon Shares, and any adjournment thereof, to be held to consider and, if thought fit, approve the issuance of Beacon Shares in connection with the Arrangement;

        (d)   The definition of "Final Order" as set forth in Section 1.1 of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    "Final Order" means the final order of the Court approving the Arrangement and the fairness of the terms and conditions thereof to the persons receiving Beacon Shares in the Arrangement following the application contemplated by Section 2.4 of this Agreement.

        (e)   The definition of "Proxy Circular" as set forth in Section 1.1 of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    "Proxy Circular" means the joint proxy statement that constitutes (i) notice of the Beacon Meeting and accompanying proxy statement, including all schedules and exhibits thereto, to be sent to Beacon Shareholders in connection with the Beacon Meeting and (ii) notice of the NxtPhase Meeting and accompanying information circular, including all schedules and exhibits thereto, to be sent to NxtPhase Shareholders in connection with the NxtPhase Meeting;

        (f)    The definition of "Registration Statement" as set forth in Section 1.1 of the Original Agreement is hereby deleted.

        (g)   A new definition of "Section 3(a)(10)," as follows, is hereby inserted in Section 1.1 of the Original Agreement:

    "Section 3(a)(10)" means Section 3(a)(10) of the 1933 Act;

        2.     The introductory sentence of Section 2.1 of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    2.1    Share Exchange. Beacon will acquire all of the issued and outstanding NxtPhase Shares in accordance with the Plan of Arrangement as follows, in the following order:

        3.     Section 2.1(b) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (b)
    each NxtPhase Share held by a NxtPhase Shareholder, other than those held by Working Opportunity Fund or by NxtPhase Shareholders who have exercised the Dissent Right and other than those issued pursuant to the Perseus Financing, shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to such NxtPhase Shareholder of such number of Beacon Shares calculated pursuant to Section 2.1(d) as the "Exchange Value", in accordance with the Plan of Arrangement;

        4.     A new Section 2.1(c), as follows, is hereby inserted into the Original Agreement:

    (c)
    each NxtPhase Share held by Working Opportunity Fund shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to Working Opportunity Fund of such number of Beacon Shares calculated pursuant to Section 2.1(d) as the "Exchange Value", in accordance with the Plan of Arrangement;

        5.     Sections 2.1(c), 2.1(d), 2.1(e) and 2.1(f) of the Original Agreement shall be amended to be Sections 2.1(d), 2.1(e), 2.1(f) and 2.1(g), respectively.

        6.     Section 2.2 of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    2.2    Proxy Circular.

    As soon as practicable, Beacon will, subject to the prior review and written approval of NxtPhase, prepare the Proxy Circular for mailing to Beacon Shareholders and to NxtPhase Shareholders. The Proxy Circular will include all such information as is necessary to ensure compliance with the requirements of applicable corporate and securities laws of Beacon and NxtPhase in connection with the shareholder approval required by those companies for the Arrangement and compliance with the Interim Order, subject to the receipt by NxtPhase of an exemption order from the Director of the CBCA. NxtPhase will promptly apply to the Director of the CBCA for an exemption order exempting the Proxy Circular from the requirements of the CBCA with respect to the contents thereof. Beacon will ensure that all information included in the Proxy Circular, except such information relating to NxtPhase, does not contain a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Circular that is necessary to make any statement that it makes not misleading in light of the circumstances in which it is made.

    NxtPhase will provide to Beacon all information about itself, its Affiliates and their respective directors, officers and shareholders as may be reasonably necessary to be included in the Proxy Circular pursuant to applicable laws. NxtPhase will ensure that all information included in the Proxy Circular relating to NxtPhase does not contain a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Circular that is necessary to make any statement that it makes not misleading in light of the circumstances in which it is made. If, at any time prior to the time the SEC definitively informs Beacon that it has no further comments with respect to or will not review the preliminary Proxy Circular, any event or circumstance relating to NxtPhase or any of its Affiliates, or its or their respective officers, directors or shareholders, should be discovered by NxtPhase which is required to be set forth in the Proxy Circular, NxtPhase shall promptly inform Beacon.

        7.     Section 2.3(a) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (a)
    As soon as practicable after the SEC definitively informs Beacon that it has no further comments with respect to or will not review the preliminary Proxy Circular, NxtPhase will convene the NxtPhase Meeting and Beacon will convene the Beacon Meeting. Each of NxtPhase and Beacon will file the Proxy Circular with the appropriate regulatory authorities in all jurisdictions where the same is required to be filed and will mail the same to their shareholders and such other appropriate persons in accordance with applicable law and the Interim Order. The parties will cooperate with each other in connection with the preparation of documentation for submission of the Proxy Circular to regulatory authorities and the delivery to shareholders and other appropriate persons.

        8.     The introductory sentence of Section 2.4(b) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (b)
    The notice of motion for the application for the Interim Order shall request that the Interim Order provide that:

        9.     A new Section 2.4(b)(iv), as follows, is hereby inserted in the Original Agreement:

    (iv)
    prior to the hearing of the motion for the Interim Order, the Court has been advised that, subject to the Court's final approval of the Arrangement, for the purpose of issuing and distributing the Beacon Shares pursuant to the Arrangement, Beacon will rely on the exemption set forth in Section 3(a)(10) from the registration requirements of the 1933 Act.

        10.   A new Section 2.4(c), as follows, is hereby inserted in the Original Agreement:

    (c)
    NxtPhase shall provide Beacon with an opinion to be submitted to the SEC, in form and substance satisfactory to Beacon, from counsel licensed to practice in British Columbia that states that before the Court can give its approval for the Arrangement, it must consider the fairness to persons receiving Beacon Shares in the Arrangement.

        11.   Section 2.5(a) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (a)
    U.S. Federal Securities Laws. As promptly as practicable after the date hereof, Beacon and NxtPhase shall cooperate in the preparation of the Proxy Circular to be mailed to Beacon Shareholders and NxtPhase Shareholders in connection with the Arrangement and the transactions contemplated thereby. Beacon shall use reasonable best efforts to promptly respond to any comments of the SEC, and to the extent such comments relate to NxtPhase, NxtPhase shall use reasonable best efforts to provide to Beacon any assistance required. Beacon shall use reasonable best efforts to cause all documents that it is solely responsible for filing with the SEC or other regulatory authorities under this Section 2.5, except information relating to NxtPhase contained in such documents, to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder and not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. NxtPhase will ensure that all information included in such documents relating to NxtPhase does not contain a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. Beacon will advise NxtPhase, promptly after it receives notice thereof, of the time when the SEC definitely informs Beacon that it has no further comments with respect to or will not review the preliminary Proxy Circular, of the suspension of qualification of the Beacon Shares issuable in connection with the Arrangement for offering or sale in any jurisdiction, or the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for additional information.

        12.   Section 5.1(b) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (b)
    the SEC shall have definitely informed Beacon that it has no further comments with respect to or will not review the preliminary Proxy Circular, and Beacon shall have received all U.S. state securities or "blue sky" permits or other authorizations, or confirmations, as to the availability of an exemption from registration requirements as may be necessary;

        13.   Section 5.1(c) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (c)
    the Interim Order and the Final Order shall have been obtained from the Court in form and substance satisfactory to each of the parties, acting reasonably, and shall, to Beacon's satisfaction, not to be unreasonably withheld or delayed, fulfill all requirements necessary for Beacon to rely on Section 3(a)(10), including, without limitation, a finding by the Court, before approving the transaction, that the terms and conditions of the Arrangement are fair to those to whom Beacon Shares will be issued;

        14.   Section 5.1(f) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (f)
    subject to Section 4.7 and any applicable securities laws in the provinces of Canada, the issuance of the Beacon Shares pursuant to the Arrangement will be exempt from registration under Section 3(a)(10) and freely tradable shares in the United States upon issuance and will be exempt from the registration and prospectus requirements of applicable securities laws in each of the provinces of Canada in which NxtPhase Shareholders are resident; and

        15.   Section 5.3(a) of the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (a)
    prior to the Effective Date, Beacon shall have, if required by the rules of Nasdaq, filed with Nasdaq any applicable notification forms with respect to the Beacon Shares issuable in connection with the Arrangement.

        16.   The introductory sentence of Section 3.1 of Schedule "A" to the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    3.1    The Arrangement. On the Effective Date, the following shall occur and shall be deemed to occur in the following order without any further authorization, act or formality:

        17.   Section 3.1(b) of Schedule "A" to the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (b)
    each NxtPhase Share held by a NxtPhase Shareholder, other than those held by Working Opportunity Fund or by NxtPhase Shareholders who have exercised the Dissent Right and other than those issued pursuant to the Perseus Financing, shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to such NxtPhase Shareholder of such number of Beacon Shares calculated pursuant to Section 3.1(d) as the "Exchange Value", in accordance with the Plan of Arrangement;

        18.   A new Section 3.1(c) of Schedule "A", as follows, is hereby inserted in the Original Agreement:

    (c)
    each NxtPhase Share held by Working Opportunity Fund shall be, and be deemed to be, transferred to Acquisitionco, free and clear of all Encumbrances, in consideration of the issue to Working Opportunity Fund of such number of Beacon Shares calculated pursuant to Section 3.1(d) as the "Exchange Value", in accordance with the Plan of Arrangement;

        19.   Sections 3.1(c), 3.1(d), 3.1(e), 3.1(f), 3.1(g) and 3.1(h) of Schedule "A" to the Original Agreement shall be amended to be Sections 3.1(d), 3.1(e), 3.1(f), 3.1(g), Section 3.1(h) and Section 3.1(i), respectively, of Schedule "A".

        20.   Section 3.1(g) of Schedule "A" to the Original Agreement is deleted and the following is hereby inserted in lieu thereof:

    (h)
    each NxtPhase Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to sell and transfer such NxtPhase Shares in accordance with Subsections 3.1(a)—3.1(d) above; and

        21.   Amendment to Letter Agreement. Schedule "D" of the Original Agreement and each Letter Agreement is hereby amended as set forth below. The obligations of Beacon to complete the transactions contemplated by the Original Agreement, as amended by this Amendment, and to file the documents necessary to give effect to the Arrangement are subject to each of the NxtPhase Class A Shareholders approving Sections 2, 3, 4, 5, 16, 17, 18, 19, 20 and 21 of this Amendment.

          (a)   Any and all references to the "Arrangement Agreement" in each Letter Agreement are hereby deleted and substituted in their place with the following: "Arrangement Agreement, as amended by that certain First Amendment to Arrangement Agreement dated September 27, 2005."

          (b)   The third sentence of Section (d) of Exhibit A to each Letter Agreement is amended by deleting the words "/prospectus" and "on Form S-4 (the "Registration Statement")".

          (c)   Any and all references to the "Registration Statement" in each Letter Agreement are hereby deleted and substituted in their place with the following: "joint proxy statement of Beacon and NxtPhase."

          (d)   Except as modified and amended by this Section 21, each Letter Agreement shall remain in full force and effect and is in all other respects ratified and confirmed.

        22.   Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party, it being understood that all parties need not sign the same counterpart.

        23.   Entire Agreement. This Amendment, together with the Original Agreement, as amended hereby, and all exhibits, schedules and other attachments thereto constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Except as modified and amended by this Amendment, the Original Agreement shall remain in full force and effect and is in all other respects ratified and confirmed.

        24.   Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

        25.   Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, Beacon, Acquisitionco and NxtPhase have caused this Amendment to be executed as of the date first above written.

BEACON POWER CORPORATION
By:	/s/ F. WILLIAM CAPP

Name:	F. William Capp
Title:	President and CEO
BEACON ACQUISITION CO.
By:	/s/ F. WILLIAM CAPP

Name:	F. William Capp
Title:	President
NXTPHASE T&D CORPORATION
By:	/s/ ANDREA JOHNSTON

Name:	Andrea Johnston
Title:	President

        For purposes of Sections 2, 3, 4, 5, 16, 17, 18, 19, 20 and 21 of this Amendment:

PERSEUS 2000, L.L.C.
By:	/s/ JOHN C. FOX

Name:	John C. Fox
Title:	Managing Director
EL DORADO INVESTMENT COMPANY
By:	/s/ JOHN R. FINN

Name:	John R. Finn
Title:	Managing Director
WORKING OPPORTUNITY FUND (EVCC) LTD., by its manager GrowthWorks Capital Ltd.
By:	/s/ HILLAR KALMAR

Name:	Hillar Kalmar
Title:	SVP Investments
GE CAPITAL EQUITY HOLDINGS, INC.
By:	/s/ MARY HARMAN

Name:	Mary Harman
Title:	Vice President

HYDRO-QUEBEC CAPITECH INC.
By:	/s/ JACQUES SIMONEAU

Name:	Jacques Simoneau
Title:	President and Chief Executive Officer
CANADIAN SCIENCE AND TECHNOLOGY GROWTH FUND, INC.
By:	/s/ LESLIE K. LYALL

Name:	Leslie K. Lyall
Title:	Director
OPG VENTURES INC.
By:	/s/ ANDREW C. TEICHMAN

Name:	Andrew C. Teichman
Title:	Executive Director—Investments
PERSEUS 2000 EXPANSION, L.L.C.
By:	/s/ JOHN C. FOX

Name:	John C. Fox
Title:	Managing Director

ANNEX B

Form of NxtPhase Stockholder Letter Agreement

            , 2005

Beacon Power Corporation
Attn: President
234 Ballardvale Street
Wilmington, MA 01887

  Re: Letter Agreement by NxtPhase Shareholder

Dear Sirs:

        In order to induce Beacon Power Corporation, a Delaware corporation ("Beacon"), to execute the Arrangement Agreement dated April 22, 2005 (the "Arrangement Agreement") by and among Beacon, Beacon Acquisition Co., a Nova Scotia unlimited liability company, and NxtPhase T&D Corporation, a Canadian corporation ("NxtPhase"), and to issue to the undersigned shareholder of NxtPhase (the "Shareholder") shares of common stock, $0.01 par value per share, of Beacon (the "Beacon Shares") pursuant to the Arrangement Agreement, (1) the Shareholder represents, warrants and covenants as set forth in the attached Exhibit A and (2) the Shareholder agrees to the provisions set forth in the attached Exhibit B.

        The Shareholder acknowledges and agrees that, in accordance with that certain Investor Rights Agreement dated as of November 12, 2004 (the "Investor Rights Agreement") by and among NxtPhase and the holders of Class A preferred shares of NxtPhase, the Option (as defined in the Investor Rights Agreement) was duly assigned by Perseus 2000, L.L.C., a Delaware limited liability company, to Beacon on April 22, 2005. The Shareholder further agrees that Beacon may enforce the Shareholder's obligations related to the Option as if Beacon were a direct party to such Option. In the event of any conflict between the terms and conditions of the Arrangement Agreement and the terms and conditions of the Option, the terms and conditions of the Arrangement Agreement shall prevail.

        The Shareholder has carefully read this Letter Agreement, including all exhibits attached hereto (this "Letter Agreement"), and discussed its requirements, to the extent the Shareholder believes necessary, with its counsel and with counsel for NxtPhase. The Shareholder also acknowledges that Beacon is relying on this Letter Agreement as an inducement in its entering into the Arrangement Agreement.

        The Shareholder understands that Beacon is entering into letter agreements substantially similar to this Letter Agreement with certain other NxtPhase shareholders. This Letter Agreement and any other documents entered into by the Shareholder as requested by Beacon in connection herewith will be voidable ab initio at the instance of the Shareholder and have no force and effect if:

          1.     the transactions contemplated in the Arrangement Agreement are not consummated as contemplated therein or the Arrangement Agreement is for any reason terminated;

          2.     Section 2.1 of and Schedule A to the Arrangement Agreement are amended, restated, changed, revised or replaced without the Shareholder's prior written consent; or

          3.     any of the letter agreements with Perseus 2000, L.L.C., El Dorado Investment Company or Working Opportunity Fund (EVCC) Ltd. are amended, restated or terminated.

        In consideration of the Shareholder executing this Letter Agreement, Beacon undertakes to promptly advise the Shareholder in writing of the occurrence of any of the events listed in items 1 to 3 in the immediately preceding paragraph.

        Each of Beacon, NxtPhase and the Shareholder acknowledge and agree that the Arrangement Agreement does not confer any rights or remedies upon any person other than Beacon and NxtPhase and their respective successor and permitted assigns; provided, however, that (a) the provisions in Section 2.1 of the Arrangement Agreement concerning the issuance of such number of Beacon Shares to the Shareholder calculated pursuant to the Exchange Value and (b) the provisions of Schedule A are intended for the benefit of the Shareholder.

        This Letter Agreement is binding upon each of the parties hereto including each of its predecessors, successors, parents, subsidiaries, agents, servants, employees, insurers, heirs and permitted assigns.

Very truly yours,

Jurisdiction of Residence	Print Name of Shareholder

Signature

No. of NxtPhase Common Shares held	Address

No. of NxtPhase Class A Shares held

Agreed and accepted as of the first date written above:

BEACON POWER CORPORATION
By:

Name: Title:
NXTPHASE T&D CORPORATION
By:

Name: Title:

Exhibit A

Representations, Warranties, and Covenants

        (a)   The Shareholder has good and marketable title, free and clear of any and all liens, encumbrances or security interests, to all of the shares of capital stock of NxtPhase (the "NxtPhase Shares") surrendered by the Shareholder to Beacon pursuant to the plan of arrangement contemplated by the Arrangement Agreement (the "Plan of Arrangement"), and has the full right, power and authority to surrender such NxtPhase Shares to Beacon pursuant to the Plan of Arrangement. The Shareholder is the holder of such number of NxtPhase Shares (both NxtPhase Class A shares and common shares) as set forth opposite its or his address above.

        (b)   In the event the Shareholder is a Rule 145 Affiliate (as defined in the Arrangement Agreement), the Shareholder acknowledges and agrees that Beacon shall be entitled to place appropriate legends on the certificates evidencing any Beacon Shares to be received by such Rule 145 Affiliate pursuant to the terms of the Arrangement Agreement reflecting the restrictions set forth in Rule 145 promulgated by the Securities Act of 1933, as amended, and to issue appropriate stop transfer instructions to the transfer agent for Beacon Shares. Beacon hereby agrees to use its commercially reasonable efforts to take whatever steps are reasonably necessary to ensure that all Beacon Shares issued or issuable to the Shareholder are freely tradable and unrestricted and that it will maintain its listing on a stock exchange for ten years hereafter.

        (c)   The Shareholder is a resident in the jurisdiction set forth opposite its name above.

        (d)   The Shareholder acknowledges receipt of a copy of the final Arrangement Agreement. The Shareholder represents to Beacon, to the best of its "Knowledge" (as defined below), that no statement contained in Sections 3.2(a)-(c), (d) (other than as a result of the Perseus Financing as defined in the Arrangement Agreement), (e), (f), (h)-(j), (l), (o), (t) and (x) of the Arrangement Agreement contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading that would result in a Material Adverse Change (as defined in the Arrangement Agreement) to Beacon. The Shareholder covenants to provide to Beacon, within five (5) days of the receipt of the final joint proxy statement/prospectus of Beacon and NxtPhase on Form S-4 (the "Registration Statement"), a representation as to the accuracy of the statements in the Registration Statement as follows: To the best of the Shareholder's Knowledge, no statement contained in the Registration Statement relating to the Shareholder furnished by the Shareholder to Beacon in writing expressly for use in the Registration Statement contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. As used in this Section (d), "Knowledge" with respect to the Shareholder means the actual knowledge of                         .

        (e)   In consideration of the covenants and promises contained in the Arrangement Agreement, including the issuance of the Beacon Shares by Beacon, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholder, including its respective predecessors, successors, parents, subsidiaries, agents, servants, employees, attorneys, insurers, heirs and assigns, does hereby release, remise and forever discharge NxtPhase, including its predecessors, successors, parents, subsidiaries, agents, servants, employees, attorneys, insurers, heirs and assigns from any and all debts, actions, causes of actions, suits, accounts, covenants, contracts, agreements, tort, damages and any and all claims, demands and liabilities whatsoever, of every name and nature, whether known or unknown, suspected or claimed, whether the Shareholder now has or ever had against NxtPhase (collectively, the "Claims") since the beginning of time to the date of this Letter Agreement, both at law and in equity, including but not limited to any rights to receive dividends, vote, rights of first refusal to obtain or purchase shares or securities of NxtPhase and rights related to the board of directors of NxtPhase, to the extent existing with respect to, arising out of, or relating to, the Shareholder's having owned or had the right to acquire securities of NxtPhase; provided, however, the foregoing release shall not apply to any Claim relating to Section (d) above. The Shareholder agrees to reconfirm the release set forth in this Section (e) as of the date the arrangement, as contemplated by the Arrangement Agreement, becomes effective, as shown on the certificate of arrangement to be issued to NxtPhase (the "Effective Date").

        (f)    In the event the Shareholder is a resident of, or its principal place of business is located in, British Columbia or Ontario, the Shareholder agrees that the Beacon Shares are subject to the restrictions set forth in Multilateral Instrument 45-102 "Resale of Securities," as adopted by the British Columbia Securities Commission and the Ontario Securities Commission, respectively. Beacon hereby agrees to use commercially reasonable efforts to take whatever steps are reasonably necessary to ensure that an exemption, if available, is obtained from the British Columbia Securities Commission and Ontario Securities Commission.

        (g)   In the event the Shareholder is a resident of, or its principal place of business is located in, Quebec, the Shareholder agrees that its participation in the Plan of Arrangement is subject to regulatory approval in Quebec. Beacon hereby agrees to use its commercially reasonable efforts to take whatever steps are reasonably necessary to ensure that an exemption is obtained from the Autorité des marches financiers.

        (h)   The Shareholder hereby agrees that, in the event of any conflict between the terms and conditions of the Arrangement Agreement and the terms and conditions of the Option, the terms and conditions of the Arrangement Agreement shall prevail. For the avoidance of doubt, (i) the Exchange Value (as defined and calculated as set forth in the Arrangement Agreement) shall determine the number of Beacon Shares issuable to the Shareholder as provided in the Arrangement Agreement and (ii) Section 7.4 of the Investor Rights Agreement shall remain in full force and effect.

        (i)    The Shareholder covenants and agrees to execute, upon reasonable request, any additional documents, transfers and other assurances as may be reasonably necessary or desirable to complete the exchange of certificate(s) representing NxtPhase Shares for Beacon Shares.

Exhibit B

Indemnification

        1.1    Indemnification by the Shareholder.    The Shareholder shall indemnify Beacon in respect of, and hold it harmless against, any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including without limitation amounts paid in settlement, interest, court costs, reasonable costs of investigators, reasonable fees and expenses of attorneys, accountants, financial advisors and other experts, and other reasonable expenses of litigation) (collectively, "Damages") incurred or suffered by Beacon resulting from, relating to or constituting:

          (a)   any misrepresentation, breach of warranty or failure to perform any covenant or agreement of the Shareholder contained in this Letter Agreement or in any agreement, representation or other document which the Shareholder has with or delivers to NxtPhase and/or Beacon, resulting in a Material Adverse Change (as defined in the Arrangement Agreement) to Beacon; or

          (b)   any failure of the Shareholder to have good, valid and marketable title to the NxtPhase Shares exchanged for Beacon Shares, free and clear of all security interests, liens and encumbrances.

        1.2    Indemnification Claims.

          (a)    General.    In order to seek indemnification under this Exhibit B, Beacon (the "Indemnified Party") shall give written notice (a "Claim Notice") to the party from whom indemnification is sought (an "Indemnifying Party") which contains (i) a description and the amount (the "Claimed Amount") of any Damages incurred or reasonably expected to be incurred by the Indemnified Party, if reasonable to determine, (ii) a reasonable explanation of the basis for indemnification pursuant to this Exhibit B, and (iii) a demand for payment in the amount of such Damages, if reasonable to determine.

          (b)    By Third Parties in Suits/Proceedings.    The Indemnified Party shall give written notification to the Indemnifying Party of the commencement of any suit or proceeding relating to a third party claim for which indemnification pursuant to this Exhibit B may be sought (a "Third Party Claim"). Such notification shall be given promptly after receipt by the Indemnified Party of notice of such suit or proceeding, and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such suit or proceeding and the amount of the claimed damages; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure.

          The Indemnified Party shall control the defense of any Third Party Claim. The Indemnifying Party may participate therein at its own expense. The Indemnified Party shall keep the Indemnifying Party advised of the status of such suit or proceeding and the defense thereof. The Indemnifying Party shall furnish the Indemnified Party with such information as it may have with respect to such suit or proceeding (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Indemnified Party in the defense of such suit or proceeding. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the "Representative" (as defined below), which shall not be unreasonably withheld or delayed. As used herein, "Representative" shall mean El Dorado Investment Company or such other shareholder of NxtPhase designated in writing by all other shareholders of NxtPhase who have signed Letter Agreements with Beacon similar to that to which this Exhibit is attached. A change in the Representative shall be effective on the date the Indemnified Party receives written notice thereof.

          (c)    Procedure for Claims Not Made by Third Parties.    Within 20 days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a written response (the "Response") in which the Indemnifying Party: (i) agrees that the Indemnified Party is entitled to receive all of the Claimed Amount (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Claimed Amount, by delivery of an appropriate number of Beacon shares, computed as described in Section 1.4, below), (ii) agrees that the Indemnified Party is entitled to receive part, but not all, of the Claimed Amount (the "Agreed Amount") (in which case the Response shall be accompanied by a payment by the Indemnifying Parties to the Indemnified Party of the Agreed Amount, by delivery of an appropriate number of Beacon shares, computed as described in Section 1.4, below), or (iii) disputes that the Indemnified Party is entitled to receive any of the Claimed Amount. If the Indemnifying Party in the Response disputes its liability for all or part of the Claimed Amount, the Indemnifying Party and the Indemnified Party shall follow the procedures set forth below in this1.2(c) for the resolution of such dispute (a "Dispute").

          During the 60-day period following the delivery of a Response that reflects a Dispute, the Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 60-day period, the Indemnifying Party and the Indemnified Party shall discuss in good faith the submission of the Dispute to a mutually acceptable alternative dispute resolution procedure (which may be binding or non-binding upon the parties, as they agree in advance) (the "ADR Procedure"). In the event the Indemnifying Party and the Indemnified Party agree upon an ADR Procedure, such parties shall, in consultation with the chosen dispute resolution service (the "ADR Service"), promptly agree upon a format and timetable for the ADR Procedure, agree upon the rules applicable to the ADR Procedure, and promptly undertake the ADR Procedure. The provisions of this 1.2(c) shall not obligate the Indemnifying Party and the Indemnified Party to pursue an ADR Procedure or prevent such parties from pursuing the Dispute in a court of competent jurisdiction; provided, that, if the Indemnifying Party and the Indemnified Party agree to pursue an ADR Procedure, neither the Indemnifying Party nor the Indemnified Party may commence litigation or seek other remedies with respect to the Dispute prior to completion of such ADR Procedure. Any ADR Procedure undertaken by the Indemnifying Party and the Indemnified Party shall be considered a compromise negotiation for purposes of federal and state rules of evidence, and all statements, offers, opinions and disclosures (whether written or oral) made in the course of the ADR Procedure by or on behalf of the Indemnifying Party, the Indemnified Party or the ADR Service shall be treated as confidential and, where appropriate, as privileged work product. Such statements, offers, opinions and disclosures shall not be discoverable or admissible for any purposes in any litigation or other proceeding relating to the Dispute (provided that this sentence shall not be construed to exclude from discovery or admission any matter that is otherwise discoverable or admissible). The fees and expenses of any ADR Service used by the Indemnifying Party and the Indemnified Party shall be shared equally by the Indemnifying Party and the Indemnified Party.

          (d)    Third party Issues When No Lawsuit.    Notwithstanding the other provisions of this Section 1.2, if a third party asserts (other than by means of a lawsuit covered by clause (b)) that the Indemnified Party is liable to such third party for a monetary or other obligation which may constitute or result in Damages for which the Indemnified Party may be entitled to indemnification pursuant to this Exhibit B, and the Indemnified Party reasonably determines that it has a valid business reason to fulfill such obligation, then (i) the Indemnified Party shall be entitled to satisfy such obligation, without prior notice to or consent from the Indemnifying Party, (ii) the

  Indemnified Party may subsequently make a claim for indemnification in accordance with the provisions of this Exhibit B, and (iii) the Indemnified Party shall be reimbursed, in accordance with the provisions of this Exhibit B, for any such Damages for which it is entitled to indemnification pursuant to this Exhibit B (subject to the right of the Indemnifying Party to dispute the Indemnified Party's entitlement to indemnification, or the amount for which it is entitled to indemnification, under the terms of this Exhibit B).

          1.3    Survival of Representations and Warranties.    All representations and warranties and covenants (including, without limitation, the covenants in Section 1.4 below) contained in this Letter Agreement shall survive the Effective Date and expire on the date 24 months following the Effective Date. If an Indemnified Party delivers to the Indemnifying Party, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or a notice that, as a result of a legal proceeding instituted by or written claim made by a third party, the Indemnified Party reasonably expects to incur Damages as a result of a breach of such representation or warranty (an "Expected Claim Notice"), then such representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. If the legal proceeding or written claim with respect to which an Expected Claim Notice has been given is definitively withdrawn or resolved in favor of the Indemnified Party, the Indemnified Party shall promptly so notify the Indemnifying Party.

        1.4    Limitations.

        (a)   Notwithstanding any provision contained herein, or in any other document executed by the Shareholder in connection herewith or the Arrangement Agreement, the Shareholder shall not be liable to Beacon or its predecessors, successors, parents, subsidiaries, agents, servants, employees, insurers, heirs and assigns:

            (i)  pursuant to Section 1.2(b) for any individual claim that is less than $            ,

           (ii)  for any claim by Beacon unless the aggregate of all claims by Beacon against the Shareholder exceeds $            ,

          (iii)  to pay cash to Beacon, it being understood that Beacon's claims for all amounts shall be satisfied by the Shareholder returning to Beacon a number of Beacon Shares equal to the amount of the Damages (valuing the Beacon Shares using the same methodology as employed under the Arrangement Agreement),

          (iv)  for Damages exceeding the aggregate value of the Beacon Shares issued to such Shareholder (valuing the Beacon Shares using the same methodology employed under the Arrangement Agreement).

           (v)  subject to the limitations set forth in this Section 1.4, in excess of the Shareholder's proportionate share of Damages resulting from the Shareholder's indemnification obligations set forth in Section 1.1 above. Beacon and NxtPhase agree that in the event of a claim for Damages resulting from a breach of paragraph (d) of Exhibit A, such claim for Damages shall be against all NxtPhase shareholders who have signed letter agreements for their pro-rata share of the Damages and Beacon shall not be permitted to selectively prosecute the Shareholder for its proportionate share of Damages. If Beacon or NxtPhase fail to prosecute all NxtPhase shareholders in accordance with the foregoing or settles, abandons, waives or compromises such claims, the Shareholder's proportionate share of Damages will be proportionately adjusted.

        For greater clarity, the Shareholder will not be jointly and severally liable for Damages owing by any other NxtPhase shareholder either for breaches relating to such other shareholder's title to its NxtPhase Shares, breaches of any agreement between such other shareholder and Beacon or NxtPhase, or for such other claim for Damages resulting from a breach of this Letter Agreement.

        (b)   No Indemnifying Shareholder shall have any right of contribution against NxtPhase or the surviving corporation after the Effective Date.

        (c)   Recovery against the aggregate number of Beacon Shares issued to the Shareholder pursuant to the Arrangement Agreement will be the sole and exclusive remedy for satisfaction of indemnification. After exhaustion of the Shareholder's indemnity, Beacon hereby agrees not to take, directly or indirectly, any action against the Shareholder or any third party that may make a counterclaim against the Shareholder that would exceed the Shareholder's indemnity as provided in this Section 1.4.

ANNEX C
INTERIM ORDER AND NOTICE OF APPLICATION FOR FINAL ORDER

        The Interim Order and the Notice of Application for Final Order are to be provided in the definitive joint proxy statement upon receipt from the Supreme Court of British Columbia.

C-1

ANNEX D

Section 190 of the Canadian Business Corporations Act

190. (1)    Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

          (a)   amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

          (b)   amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

          (c)   amalgamate otherwise than under section 184;

          (d)   be continued under section 188;

          (e)   sell, lease or exchange all or substantially all its property under subsection 189(3); or

          (f)    carry out a going-private transaction or a squeeze-out transaction.

Further right

        (2)   A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

        (2.1)   The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

        (3)   In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

        (4)   A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

        (5)   A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

        (6)   The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

        (7)   A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

          (a)   the shareholder's name and address;

          (b)   the number and class of shares in respect of which the shareholder dissents; and

          (c)   a demand for payment of the fair value of such shares.

Share certificate

        (8)   A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

        (9)   A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

        (10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

        (11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

          (a)   the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

          (b)   the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

          (c)   the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder's rights are reinstated as of the date the notice was sent.

Offer to pay

        (12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

          (a)   a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

          (b)   if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

        (13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

        (14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

        (15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

        (16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

        (17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

        (18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

        (19) On an application to a court under subsection (15) or (16),

          (a)   all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

          (b)   the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

        (20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

        (21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

        (22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

        (23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

        (24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

        (25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

          (a)   withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

          (b)   retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

        (26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

          (a)   the corporation is or would after the payment be unable to pay its liabilities as they become due; or

          (b)   the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

ANNEX E
Opinion of Ardour Capital Investments, LLC

March 15, 2005

The Board of Directors
Beacon Power Corporation
234 Ballardvale Street
Wilmington, MA 01877-1032

Dear Members of the Board,

        We understand that Beacon Power Corporation, a publicly traded Delaware corporation listed on the NASDAQ SmallCap Market ("Beacon"), is considering the purchase of all of the outstanding shares (the "Transaction") of NxtPhase T & D Corporation ("NxtPhase T&D"). The proposed purchase price is US$17 million dollars in the aggregate to be paid as follows: $14,535,000 payable through Beacon's issuance to the NxtPhase shareholders of shares of Beacon common stock, $0.01 par value per share, and $2,477,571 through Beacon's grants following consummation of the Transaction to its new employees of restricted stock units pursuant to its Second Amended and Restated 1998 Stock Incentive Plan ("the Consideration"). Beacon obtained the right to purchase 98% of the issued and outstanding shares of common stock and 100% of the issued and outstanding shares of Class A preferred stock of NxtPhase T&D pursuant to the terms of an option (the "Option") acquired by Beacon for $1.00 from Perseus 2000, L.L.C., a 44.89% fully diluted shareholder of NxtPhase and an affiliate of Beacon. The value of the Beacon shares to be issued in connection with the Transaction shall be established based upon the 20 day volume weighted average price (VWAP) as of the date Beacon exercises the Option and pending shareholder approval.

        You have requested our opinion as to the fairness of the Consideration from a financial point of view to the shareholders of Beacon. It is our understanding that the decision whether to recommend this offer to the Beacon shareholders will be made only by those Beacon directors who do not have a conflict of interest as required by applicable law.

        Ardour Capital Investments ("Ardour") has acted as financial advisor to the Board of Directors of Beacon with regard to ongoing business matters in the ordinary course, including the sale of certain securities on behalf of the Company. However, neither Ardour, its employees, affiliates nor shareholders shall receive a fee for advising Beacon on the Transaction. Ardour will receive a fee for issuing this opinion.

        In the ordinary course of business during the past twelve months, Ardour, its subsidiaries, branches or affiliates may have traded Beacon securities for their own accounts and the accounts of their customers and, accordingly, may at any time hold long or short positions in such securities. Ardour does not make a market in Beacon Power Corporation shares.

        Our opinion does not address fairness of the Transaction, financially or otherwise, to the holders of NxtPhase T&D shares.

        In rendering this opinion, we have assumed, with your consent, that the final Option will not differ in any material respect from the Option reviewed by us. We have not been authorized to and have not solicited indications of interest in a business combination with Beacon from any party nor did we participate in any negotiations on behalf of Beacon or NxtPhase T&D regarding the Option grant or subsequent transactions.

        We note that on March 17, 2004 NxtPhase Corporation and its wholly-owned subsidiary, NxtPhase Inc. entered into receivership and a trustee was appointed. Subsequently, the operators of NxtPhase Corporation were funded in receivership by debt provided by its existing shareholders, including Perseus 2000, L.L.C.. On August 23, 2004 NxtPhase T&D completed the purchase from

NxtPhase Corporation, of substantially all of its operating assets in exchange for extinguishing the outstanding senior debt incurred while NxtPhase Corporation was in receivership.

        All of the current stockholders of NxtPhase T&D were formerly lenders to the predecessor company NxtPhase Corporation. NxtPhase Corporation defaulted on these loans, and Perseus 2000, L.L.C., as the collateral agent for the secured lenders, declared a default on all of NxtPhase Corporation's assets, including NxtPhase Inc..

        Following the foreclosure process, all of the assets of NxtPhase Corporation were transferred to NxtPhase T&D, and all of the assets of NxtPhase Inc. were transferred to NxtPhase T&D Inc. a wholly owned subsidiary of NxtPhase T&D.

        In arriving at our opinion, we have, among other things:

            (i)  reviewed the Investor Rights Agreement, dated November 12, 2004, including Section 7 providing for the Option, the related Option and the assignment of that Option from Perseus 2000, L.L.C. to Beacon;

           (ii)  reviewed certain publicly available financial information relating to NxtPhase Corporation and NxtPhase T&D, (including audited statements for the years ended December 2002 through December 2003) and certain communications to shareholders of NxtPhase T&D;

          (iii)  reviewed the Securities Purchase Agreement between NxtPhase and Perseus relating to the purchase of common stock of NxtPhase T&D

          (iv)  reviewed the Letter of Opinion dated December 3, 2004 from Lang Michener LLP regarding the transfer of assets from NxtPhase Corporation to NxtPhase T&D;

           (v)  reviewed current and historical market prices of the common shares of Beacon;

          (vi)  reviewed certain internal financial information and other data relating to the remaining assets of NxtPhase T&D, including a draft pro-forma balance sheet prepared by management of NxtPhase T&D;

         (vii)  conducted discussions with members of the senior management of NxtPhase T&D and NxtPhase T&D Inc., and with the members of the Board of Directors of NxtPhase T&D concerning the business and financial prospects of NxtPhase T&D;

        (viii)  conducted such other financial studies, analyses, and investigations, and considered such other information as we deemed necessary or appropriate;

          (ix)  reviewed the "affiliate" relationship of Perseus 2000, L.L.C., to both NxtPhase T&D and Beacon; we note that Perseus 2000, L.L.C. and its affiliates currently own or control 7,502,351 common shares or approximately 17.26% of the outstanding shares of Beacon. In addition, Perseus 2000, L.L.C. and its affiliates own or control 1,381,284 shares of NxtPhase T&D or approximately 44.89% thereof.

        In connection with our review, with your consent, we have not independently verified any of the information reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Beacon, and have not been furnished with any such evaluation or appraisal. We note that we are not tax, accountancy or other specialist advisors and we have not made any determination as to the value of Beacon's tax loss carry-forwards and have assumed, based on the Board's assessment that no opportunity exists for Beacon to realize a material value through the use of such tax loss carry-forwards, that the value of tax loss carry forwards is not material to Beacon. At your direction, we have relied on the draft pro forma balance sheet of the Company as at August 16, 2004, and you have advised us that no changes to this pro-forma balance sheet are necessary to account for any subsequent occurrences. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

        This letter and the opinion contained herein is provided for the benefit of the Board of Directors of Beacon only in connection with and for the purposes of their consideration of the Transaction.

        The following is a summary of the principal financial analyses performed by Ardour Capital Investments, LLC to arrive at its opinion. In reviewing the materials provided by NxtPhase T&D Corporation it was determined that NxtPhase Corporation possesses a limited amount of tangible net assets and is in possession of certain valuable intangible assets including but not limited to certain patents and manufacturing and distribution rights. We have chosen the Income Approach to value NxtPhase T&D.

        The income, or discounted cash flow approach establishes the value of NxtPhase T&D whose asset base is determined to consist primarily of intangible assets, through the capitalization of the incremental cash flow anticipated to be generated by NxtPhase T&D. The procedure requires calculating the present net worth of the projected cash flow discounted utilizing a risk adjusted rate of return over the anticipated economic life of the investment.

        Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration being received by the shareholders and the employees of NxtPhase T&D is fair from a financial point of view to the shareholders of Beacon.

Yours faithfully,

/s/  ARDOUR CAPITAL INVESTMENTS, LLC

Ardour Capital Investments, LLC

ANNEX F

Opinion of Black Point Partners, Inc.

BLACK POINT PARTNERS, INC. 900 CUMMINGS CENTER SUITE 321U BEVERLY, MA 01915 T. (978) 524-0118 F. (978) 524-0141

April 22, 2005

Special Committee of the Board of Directors
Beacon Power Corporation
234 Ballardvale Street
Wilmington, MA 01887-1032

Members of the Special Committee:

        You have requested our opinion (the "Fairness Opinion") as to the fairness, from a financial point of view, to the holders of common stock of Beacon Power Corporation (the "Company") other than Perseus, L.L.C. ("Perseus" or the "Non-affiliated Stockholders"), of the aggregate consideration to be paid in connection with the proposed acquisition by merger (the "Merger") of 100% of the equity of NxtPhase T&D Corporation ("NxtPhase") by the Company for $17.1 million payable in the Company's common stock (the "Company Common Stock") pursuant to that certain Arrangement Agreement dated April 22, 2005 (the "Arrangement Agreement") between the Company, NxtPhase and Beacon Acquisition Co., a wholly-owned subsidiary of the Company ("Beacon Acquisition"). Pursuant to the Arrangement Agreement, NxtPhase will become a wholly-owned subsidiary of Beacon Acquisition, and the outstanding shares of Class A preferred stock of NxtPhase and the outstanding shares of common stock of NxtPhase (other than shares of such stock issued in connection with certain recent Perseus financings) will be exchanged for the right to receive such number of shares of Company Common Stock having an aggregate value of $17.1 million based on a 20-day volume-weighted average price as of the date of the Arrangement Agreement. We understand that Perseus, the largest stockholder of the Company, held an option to acquire all of the common stock and common stock equivalents of NxtPhase for $17.1 million (the "Option Price"), through either a stock purchase or merger, or an acquisition of substantially all of NxtPhase's assets (the "Option"). Under the Option terms, the $17.1 million purchase price for NxtPhase is payable in shares of Company Common Stock valued at their twenty-day volume weighted average price as of the date of exercise. The Option, which expires on November 12, 2005, was assigned to the Company and the Company has exercised the Option in connection with the Arrangement Agreement. We are not expressing any opinion with respect to the determination of the Option Price or any other terms of the Option, any of the terms of the assignment of the Option by Perseus to the Company, or the Company's decision to exercise the Option.

        BPP, as part of its investment banking activities, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes. We have been engaged to render a Fairness Opinion in connection with the Merger by the Special Committee of the Board of Directors of the Company and will receive a fee for our services that is not contingent upon the consummation of the Merger.

        Our Fairness Opinion addresses only the fairness of the Merger Consideration from a financial point of view to the holders of common stock of the Company other than Perseus and does not address any other aspect of the Merger, nor does it constitute a recommendation to any holder of common stock as to how to vote with respect to the Merger.

F-1

        In developing our Fairness Opinion, we have, among other things: (i) reviewed certain business and financial information relating to both NxtPhase and the Company that we deemed relevant; (ii) reviewed certain information, including financial forecasts, relating to the business, earnings, assets, liabilities and prospects of NxtPhase furnished to BPP by NxtPhase and the Company; (iii) reviewed the financial condition and results of operations of NxtPhase and compared them with those of certain publicly traded companies which BPP deemed to be relevant; (iv) reviewed the market prices and valuation multiples of publicly traded companies deemed to be comparable to NxtPhase; (v) reviewed the acquisition prices and valuation multiples of recent acquisitions deemed to be comparable to NxtPhase; (vi) conducted discussions with members of senior management of NxtPhase and the Company; (vii) reviewed the historical market prices and trading activity for the Company's common shares; (viii) reviewed the Arrangement Agreement between the Company and NxtPhase; and (ix) reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general economic, market and monetary conditions.

        In connection with our review and arriving at our Fairness Opinion, we have not independently verified any information received from NxtPhase or the Company, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of management that they are not aware of any facts that would make such information misleading. With respect to any internal forecasts reviewed relating to the prospects of NxtPhase and the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of NxtPhase and Company management. We have also assumed that the Merger will be consummated at the Option price.

        Our Fairness Opinion is rendered on the basis of economic and market conditions prevailing and on the prospects, financial and otherwise of NxtPhase and the Company known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this Fairness Opinion if this Fairness Opinion were rendered as of a later date, and (ii) BPP disclaims any obligation to advise any person of any change in any manner affecting this Fairness Opinion that may come to our attention after the date of this Fairness Opinion, except as expressly provided in our Engagement Letter. We have not conducted any independent valuation or appraisal of any of the assets of NxtPhase. In addition, we have assumed that any material liabilities (contingent or otherwise, known or unknown) of the NxtPhase or the Company are as set forth in their respective financial statements.

        It is agreed between the Special Committee and BPP that this letter is for the information only of the Special Committee of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that this Fairness Opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Merger as contemplated. It is also agreed that this Fairness Opinion does not address the relative merits of the Merger or the other business strategies that the Special Committee has considered or may be considering, nor does it address the decision of the Special Committee or the Board of Directors of the Company to proceed with the Merger.

        Based upon and subject to the foregoing, it is our opinion that the Merger Consideration is fair, from a financial point of view, to the holders of common stock of the Company (other than the Non-affiliated Stockholders).

Sincerely,

/s/  CHARLES T. MANUEL

Charles T. Manuel
Managing Director

F-2

Annex G

         VALUATION REPORT

NXTPHASE T&D CORPORATION

Vancouver, British Columbia

March 18, 2005

EVANS & EVANS, INC.

Valuation Report: NxtPhase T&D Corporation
March 18, 2005

NXTPHASE T&D CORPORATION

VALUATION REPORT

NXTPHASE T&D CORPORATION

1.0    ASSIGNMENT AND BACKGROUND

1.1    Assignment

        Evans & Evans, Inc. ("Evans & Evans" or the "authors of the Report") was retained by Beacon Power Corporation (hereinafter also referred to as "Beacon Power" or the "Public Company") of Wilmington, Massachusetts to prepare an independent Valuation Report ("the Report") in order to provide an independent opinion as to the fair market value of 100% of the issued and outstanding shares of NxtPhase T&D Corporation ("NxtPhase" or "the Company") of Vancouver, British Columbia as at December 31, 2004 ("the Valuation Date").

1.2    Proposed Transaction

        Beacon Power and NxtPhase are currently in the process of entering into an Arrangement Agreement ("the Proposed Transaction") whereby Beacon Power will acquire 100% of the issued and outstanding shares of the Company in exchange for the number of Beacon Power common shares (based on a 20-day weighted average price) equal to US$17.1 million ("the Purchase Price"). Beacon Power is a reporting issuer whose shares are listed for trading on the NASDAQ (SC) under the symbol "BCON".

        The Purchase Price was determined based on an option issued to a common investor in Beacon Power and NxtPhase, Perseus 2000, LLC ("Perseus"). On November 12, 2004, Perseus and certain other investors in the Company subscribed to Class A Preferred Shares in the Company as part of a recapitalization of NxtPhase following the Restructuring as outlined in section 1.4 below. In conjunction with the purchase of the Class A Preferred Shares, Perseus was granted an option ("the Perseus Option") to acquire 100% of NxtPhase or substantially all its assets for the aforementioned Purchase Price. At the same time, Perseus was granted the right to assign the Perseus Option and any rights related thereto to Beacon or any affiliate of Beacon.

        Given the Proposed Transaction, the purpose of the Report is to determine the fair market value (refer to section 3.0 for the appropriate definition of fair market value) of 100% of the issued and outstanding shares of NxtPhase as at the Valuation Date.

        The Public Company has requested Evans & Evans prepare the Valuation Report, which provides an independent opinion to the fair market value of 100% of the Company as at December 31, 2004 the date of the most recently available financial information on the Company.

        Evans & Evans has also been requested (under separate cover) to determine the fair value of the net assets of NxtPhase in order to assist management of Beacon Power in allocating the net assets on the balance sheet of Beacon Power. The reader is advised to refer to the Purchase Price Allocation Report available directly from management of Beacon Power.

        Evans & Evans understands the Report may be submitted to the United States Securities and Exchange Commission ("SEC") and to Beacon Power's auditors.

        This Report is to provide to Beacon Power management with independent information, analysis, and an opinion that provides specific evidence as to the fair market value related to the Company as at the Valuation Date. It does not replace the Public Company's own assessment of the value of NxtPhase.

        As Evans & Evans will be relying extensively on information, materials and representations provided to us by the Company's management and associated representatives, the authors of the Report will require that management of NxtPhase confirm to Evans & Evans in writing that the information provided by NxtPhase to Evans & Evans and NxtPhase management's representations contained in the Report are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Report.

        Beacon Power, the Company and all parties who have viewed this Report understand that Evans & Evans does not guarantee in any manner, nor promise, nor imply that its statement as to value of the Company will be agreed to necessarily by outside third parties.

        Such parties—which may include companies, other valuation groups, and potential investors (referred to as "Outside Parties") of any and all kinds—may not agree with or accept this Report. The Public Company's management team realizes this, accepts it and understands that they may reach agreements utilizing information and assessments contained within this Report that Outside Parties may now, or at a later date, not accept.

        The Public Company and potential related, or to be related, parties realize this and fully accept 100% of the responsibilities and all liabilities and conditions related to such transactions and/or arrangements entered into.

        This holding harmless of Evans & Evans (its owners, principals and employees) provision includes any and all legal, professional and tax liabilities and includes, but is not limited to the U.S. Internal Revenue Service, and/or any other parties, acceptance, personal and/or business consequences of non-acceptance of the Report by any Outside Parties.

        Beacon Power and all parties contemplating a relationship with the Company and/or Beacon Power are clearly advised of this risk. All parties who have, or who may acquire, an interest in NxtPhase or its intellectual property are advised of these restrictions and conditions regarding their reference or reliance on the Report before entering into any such agreements.

        Evans & Evans also reserves the indefinite right to review all calculations included or referred to in the Report and, if Evans & Evans considers it necessary, to revise the Report, at any time, in the light of any information existing at the Valuation Date which becomes known to the authors of the Report after the date of the Report.

        Evans & Evans, or its staff and associates, will not assume any responsibility or liability for losses incurred by Beacon Power, NxtPhase and/or their shareholders, management or any other parties as a result of the circulation, publication, reproduction, or use of the Report, or any excerpts thereto contrary to the provisions of this section of the Report. Evans & Evans also reserves the right to review all calculations included or referred to in the Report and, if Evans & Evans considers it necessary, to revise the Report in light of any information existing at the Valuation Date which becomes known to Evans & Evans after the date of the Report.

        Unless otherwise indicated, all monetary amounts are stated in United States dollars.

1.3    Background of NxtPhase T&D Corporation

        NxtPhase was incorporated under the Canada Business Corporations Act on March 17, 2004 and commenced business on August 17, 2004 when it acquired all the assets of NxtPhase Corporation ("the Restructuring"). The reader is advised to refer to section 1.4 below for additional details on the Restructuring. The Company has one wholly-owned subsidiary NxtPhase T&D Inc.

        The Company states its mission as:

    "In five years NxtPhase will be the leading world wide provider of optical sensor technology for digital substations, selling products to major utility suppliers and utilities.

    NxtPhase offerings will be technically advanced and uniquely offer a clear cost advantaged product to its customers."

        NxtPhase develops digital and fiber optic solutions for the high-voltage electric power industry. The Company has two broad product families: (1) patented optical sensing products for measurement of high current and voltage; and (2) relay and recorder products for protection and monitoring of electrical power systems.

        The reader is advised to refer to Appendix 1.0—NxtPhase 2005 Business Plan for further information on the Company's products, markets and corporate objectives.

1.4    The Restructuring

        On August 17, 2004 all the assets of NxtPhase Corporation (incorporated on June 26, 1997 under the laws of the Province of British Columbia and continued under the Canada Business Corporations Act on May 26, 1998) were transferred to the secured creditors of NxtPhase Corporation ("the Secured Creditors") and NxtPhase Corporation ceased active operations. The Secured Creditors then transferred these assets into the Company, a newly formed entity. As consideration for the transfer, the Company issued 1.0 million common shares from treasury at a deemed value of $4.0 million. The deemed value was arrived at based on the price obtained for the issuance of Class A Preferred Shares after adjusting for the relative rights attached to the preferred shares and the common shares. The purchase of the NxtPhase Corporation assets was accounted for using the purchase method and the fair value of the net assets acquired and liabilities assumed was as follows:

Fair Value
Cash	$277,516
Accounts Receivable	$376,079
Inventory	$554,081
Prepaid Expenses	$27,578

$1,235,254
Property, Plant and Equipment	$520,000
Patents and Intellectual Property	$4,423,977
Customer Relationships	$535,000

$5,478,977
Accrued Liabilities	$(30,000)
Deferred Revenue	$(25,000)
Due to Shareholder	$(385,210)
Obligation to Issue Preferred Stock	$(1,884,021)
Warranty Reserve for Future Obligation	$(390,000)

$(2,714,231)
$4,000,000

2.0    VALUATION OPINION

        It is the opinion of Evans & Evans, Inc., given the scope of this stage of its engagement and with reference to its engagement letter the fair market value (refer to section 3.0 for the appropriate definition of fair market value) of 100% of the issued and outstanding shares of the Company is in the range of $7,760,000 to $8,930,000. If asked to choose a specific number, Evans & Evans would select the midpoint, $8,350,000.

        This Report is subject to the scope of the work conducted (refer to section 6.0), as well as all of the assumptions made (refer to section 8.0) and to all of the other sections of the Report.

3.0    DEFINITION OF FAIR MARKET VALUE

        In this Report, fair market value is defined as the highest price available in an open and unrestricted market between informed and prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of cash.

        With respect to the market for the shares of any company viewed "en bloc" there are, in essence, as many "prices" for any business interest as there are purchasers and each purchaser for a particular "pool of assets", be it represented by overlying shares or the assets themselves, can likely pay a price unique to it because of its ability to utilize the assets in a manner peculiar to it. In any open market transaction, a purchaser will review a potential acquisition in relation to what economies of scale (e.g., reduced or eliminated competition, ensured source of material supply or sales, cost savings arising on business combinations following acquisitions, and so on), or "synergies" that may result from such an acquisition. Theoretically, each corporate purchaser can be presumed to be able to enjoy such economies of scale in differing degrees and therefore each purchaser could pay a different price for a particular pool of assets than can each other purchaser. Based on Evans & Evans' experience, it is only in negotiations with such a special purchaser that potential synergies can be quantified and even then, the purchaser is generally in a better position to quantify the value of any special benefits than is the vendor.

        The management of the Company and the Public Company did not provide the authors of the Report with any arms' length written offers or letters of intent to purchase the Company. Accordingly, the authors of the Report have not reflected any special purchaser considerations in the indication of fair market value of NxtPhase at the Valuation Date.

        The shares of NxtPhase have been valued en bloc.

4.0    METHODOLOGIES

        In valuing an asset and/or a business, there is no single or specific mathematical formula. The particular approach and the factors to consider will vary in each case. Valuation approaches are primarily income based or asset based.

        Income based approaches are appropriate where an asset and/or enterprise's future earnings are likely to support a value in excess of the value of the net assets employed in its operation. Commonly used income based approaches are the capitalization of indicated earnings or cash flow and discounted cash flow.

        Asset based approaches can be founded on either going concern assumptions (i.e. an enterprise is viable as a going concern but has no commercial goodwill) or liquidation assumptions (i.e. an enterprise is not viable as a going concern, or going concern value is closely related to liquidation value).

        Valuation approaches applicable to determining value of various types of assets and/or companies that are comprised predominantly of intangible assets (e.g., protocols, patents, research and non-hard assets) can be grouped into five general categories:

          (1)   Cost Approach;

          (2)   Market Approach (or sales comparison approach);

          (3)   Income-based Approach;

          (4)   Rules-of-thumb Approach; and

          (5)   Combination of any of the above approaches.

        As there are many definitions of cost, the Cost Approach generally reflects the original cost of the assets and/or business in question or the cost to reproduce the intangible assets of the business itself. This approach is premised on the principle that the most a notional purchaser and/or an investor will pay for an investment is the cost to obtain an investment of equal utility (whether by purchase or reproduction).

        The Market or Sales Comparison Approach uses the sales price of comparable assets as the basis for determining value. If necessary, the market transaction data is adjusted to improve its comparability and applicability to the asset being valued. The Income-based Approach considers the expected future earnings to be derived through the use of the asset. The present value of the expected future earnings is determined with the application of a discount or capitalization rate, reflecting the investor's required rate of return on investment. The Rules-of-thumb Approach can be applied to certain assets to serve as useful determination of value when industry professionals provide specific information as to standard industry characteristics and/or acknowledged and accepted rules. Rules-of-thumb often involve the input of specific industry competitors and professionals to indicate certain measurable criteria that can be assessed and applied to as indications of value.

        Lastly, a combination of the above approaches may be necessary to consider the various intangible elements that are often found within technology and industrial companies and/or are associated with the provision of professional services that involve certain methodologies and techniques that involve unique intellectual property. For example, the use of a Rules-of-thumb Approach, with an attached discount and/or premium to adjust the value based on a per case-by-case assessment of the business, may be made to the industry rules-of-thumb.

5.0    NXTPHASE VALUATION APPROACHES

        With respect to NxtPhase, Evans & Evans believed it was appropriate to value the Company on a going concern basis. The reason for this is: (1) the Company was able to secure the funding necessary post-Restructuring to continue operations; (2) the Company is now realizing more consistent growth in revenues; (3) break-even on a cash flow basis is projected in 2006 with positive cash flow thereafter; and, (4) the going concern approach yields a higher value than a liquidation approach.

        Given the nature and status of the Company's overall business operations at the Valuation Date as well as the approaches of valuation outlined above, it is the view of the authors of the Report that that the most appropriate method in determining the range of the fair market value of NxtPhase at the Valuation Date was a an asset-based approach, the Adjusted Book Value Approach. The Adjusted Book Value Approach was arrived at by utilizing an income-based approach, namely a Discounted Cash Flow Approach, to arrive at the fair market value of the Company's two operating divisions—the Relay & Recorder Division and the Optical Division (collectively the "Operating Divisions").

        An Adjusted Book Value Approach, arriving at using a Discounted Cash Flow to determine the fair market value of the Operating Divisions, was utilized given: (1) the Company did have a backlog of orders as at December 31, 2004; (2) NxtPhase is projecting fluctuating earnings and revenues going forward; (3) the identified strategic partnerships in place as at the Valuation Date; and, (4) the identified orders from the existing customer base going forward.

        Evans & Evans also attempted to use a variety of other confirmation approaches. In this regard, Evans & Evans examined and considered the following traditional valuation approaches, but were unable to use any of them:

          (1)    Capitalized Earnings or Cash Flow Approach.    The Company does not have a history of positive earnings or cash flow, and no stability in earnings or cash flow is projected in the short-term. According, this approach was deemed inappropriate.

          (2)    A Replacement Cost Approach.    The Replacement Cost approach is primarily used in valuing technology or intangible assets, which have yet to generate significant revenues and income. Evans & Evans carefully considered the use of this approach given the significant investments in research and development historically by NxtPhase Corporation (the predecessor to the Company). However, in reviewing this methodology, Evans & Evans considered the Restructuring, which was within four months of the Valuation Date, whereby the investors in NxtPhase Corporation and the Company discounted such historical development costs in arriving at the fair value of the Company. Given the stage of the Company, the Restructuring and the revenues projected going forward, this approach was deemed inappropriate.

          (3)    Historical Transactions Approach.    Given the Company did issue both common shares and preferred shares between August 17, 2004 and December 31, 2004, the authors of the Report considered the implied value of the Company based on such equity transactions. However, given the forced liquidation of NxtPhase Corporation which resulted in certain NxtPhase Corporation creditors receiving equity in the Company, such transactions were deemed, in the view of the authors of the Report, not to meet the definition of fair market value.

          (4)    Comparable Companies / Comparable Transaction Approach.    Evans & Evans considered using this approach given its widely accepted use within the field of valuation and the fact that notional purchasers of a business (i.e., not assets) are likely to compare the expected short-term (i.e., less than 12 months) revenue streams related to the Company's products with other organizations who have developed such technologies and already providing competitive and/or like products within broader North American and global marketplaces.

          In this regard, the authors of the Report identified certain public companies whose common shares trade on recognized North American stock exchanges. The authors of the Report then considered using these firms as the basis for calculating average multiples to apply to the projected results of the Company. However, given the size and scope of the operations of NxtPhase relative to these firms, this approach was deemed inappropriate.

          (5)    Rules-of-Thumb Approach.    Given Evans & Evans industry due diligence and findings; namely, that no practical overall Rules-of-Thumb were used by professionals and/or companies in buying companies such as NxtPhase, this approach was also deemed inappropriate.

        In the above valuation techniques Evans & Evans have relied heavily on information provided by the Company's management team as well as from parties interviewed and from data collected from industry participants and competitors as indicative in calculating the determination of the fair market value of the Company as at the Valuation Date.

6.0    SCOPE OF WORK AND CONDITIONS OF THE REPORT

        The authors of the Report have reached the assessments contained herein by relying on the following:

  •
  Conducted a site visit to NxtPhase facilities in both Vancouver, British Columbia and Phoenix Arizona in January of 2005. Overall, the Company's facilities are well laid out and are more than adequate for the current level and short-term projected level of operations. In conjunction with the Restructuring, NxtPhase has consolidated its physical operations in an effort to reduce corporate overhead. Currently the Company's leased space exceeds its requirements.

  •
  Interviewed key members of the Company's management team. The interviews were conducted to elicit management perceptions of its actions. The authors of the Report found that the Company management has a clear understanding of the goals and objectives of the Company, both short and long term, and of steps that must be undertaken in order to achieve those goals and objectives.

  •
  Reviewed the Company's Business Plan for the year ended December 31, 2005.

  •
  Reviewed a Corporate PowerPoint Presentation dated January 2005.

  •
  Reviewed the Company's website at www.nxtphase.com.

  •
  Reviewed the website of the Company's marketing partner VA Technologie AG of Austria ("VA Tech"). On February 9, 2005 over 90% of VA Tech's issued and outstanding common shares were tendered to Siemens AG of Germany.

  •
  Reviewed the Company's management-prepared five year financial projections.

  •
  Reviewed the Company's consolidated balance sheet as at August 17, 2004 as audited by KPMG LLP Chartered Accountants of Vancouver, British Columbia.

  •
  Reviewed the management-prepared financial statements for the Company for the period August 17, 2004 to September 30, 2004 and the period August 17, 2004 to December 31, 2004.

  •
  Reviewed financial statements for NxtPhase Corporation for the years ended December 31 2001- 2003 as audited by KPMG LLP Chartered Accountants of Vancouver, British Columbia.

  •
  Reviewed the management-prepared financial statements for NxtPhase Corporation for the period January 1, 2004 to August 16, 2004.

  •
  Reviewed a copy of the Company's accounts receivable aging report as of January 18, 2005. The majority of the Company's receivables are current (97%). With a nominal amount outstanding over 60 days.

  •
  Reviewed a schedule of the Company's Capital Assets as at August 17, 2004 and December 31, 2004.

  •
  Reviewed a detailed inventory listing for the Company as at December 31, 2004.

  •
  Reviewed the Company's order backlog by customer as of December 31, 2004. Also reviewed a customer list for 2004.

  •
  Reviewed the Company's optical sensors orders for 2004.

  •
  Reviewed summary documents outlining the proprietary processes developed and maintained by the Company as it relates to its products and manufacturing methodologies.

  •
  Reviewed the Draft Arrangement Agreement between the Company, Beacon Power and Beacon Acquisition Co.

  •
  Reviewed the Securities Purchase Agreement dated November 12, 2004 between NxtPhase, Perseus 2000, LLC ("Perseus"), El Dorado Investment Company ("El Dorado"), Working Opportunity Fund (EVCC) Ltd. ("WOF"), GE Capital Equity Holdings, B.V. ("GE Capital"), Hydro-Quebec Capitech Inc. ("HQC"), Canadian Science and Technology Growth Fund Inc. ("CSTGF") and OPG Ventures Inc. ("OPG"). Perseus, El Dorado, WOF, GE Capital, HQC, CSTGF and OPG are collectively referred to as the Purchasers. The Purchasers held the common shares of the Company following a foreclosure on all the assets of NxtPhase Corporation. In transferring the above-noted assets, the Purchases made loans to an interim receiver for NxtPhase and in exchange for repayment thereof the Purchasers accepted Class A Preferred Shares in the Company at a deemed price of $4.50 per share. In addition to the issuance of Class A Preferred Shares for repayment of loans, the Purchasers subscribed to additional purchases of Class A Preferred Share such that in total 1,548,718 Preferred Shares were issued for total gross proceeds of $6,969,231.

  •
  Reviewed the Investor Rights Agreement dated November 12, 2004 between the Company and the Purchasers (as defined in the bullet point above). Under the agreement, Perseus was granted an option to acquire all of the common stock or substantially all of the assets of the Company at a price of $17.1 million. The Perseus Option, which may be assigned by Perseus to Beacon Power, expires on November 12, 2005.

  •
  Reviewed the Noteholder's Agreement dated August 17, 2004 between the Purchasers. Each of the Purchasers was party to a Securities Purchase Agreement dated June 20, 2003 whereby each Purchaser purchased units of Senior Secured Convertible Demand Promissory Note ("Secured Notes"), Class D Shares of NxtPhase Corporation and warrants to acquire shares in NxtPhase Corporation. On March 4, 2004, Perseus informed NxtPhase Corporation it was in default of the Secured Notes and the Purchasers foreclosed on NxtPhase Corporation's assets.

  •
  Reviewed the Pledge and Security Agreement dated June 26, 2003 between NxtPhase Corporation and Perseus. The agreement relates to a Senior Secured Convertible Demand Promissory Note in the amount of $3.5 million. As security NxtPhase Corporation pledged all of NxtPhase Corporation's assets and property.

  •
  Reviewed the Purchase and Sale Agreement dated August 17, 2004 between the Purchasers. Under the agreement, Perseus and El Dorado agreed to purchase certain common shares issued by the Company from WOF, GE Capital, HQC, CSTGF and OPG as part of the Restructuring. Perseus and El Dorado purchased 10.4815% of the common shares of the Company from the other parties to the agreement for a total of $471,500.

  •
  Reviewed a document outlining the terms of the Class A Preferred Shares of the Company. The liquidation value of the Class A Preferred Shares is an amount equal to the issue price ($4.50) multiplied by 1.5 plus all accrued but unpaid dividends. The Class A Preferred Shares carry a cumulative preferential dividend of 8% per annum. The Class A Preferred Shares are voting.

  •
  Reviewed a listing of common shareholders of the Company.

  •
  Reviewed a schedule of the Company's material contracts.

  •
  Reviewed the License Agreement between the Company and The Texas A&M University System ("Texas A&M"). Texas A&M is the owner of certain intellectual property related to fiber optic sensors for the measurement of electric power systems parameters ("the Texas A&M IP").    The Company secured an exclusive license to the Texas A&M IP on August 17, 2004. The agreement is exclusive for the field of electric power systems and non-exclusive for application in the measurement of fluid flows and applications involving the magnetic or optical storage of electronic data. The initial license fee was $75,000 plus $9,358.85 relating to patent expenses owed by NxtPhase Corporation to Texas A&M plus $15,000 in royalties due. The royalty under the agreement is 1% of sales. The agreement is in effect until December 31, 2005. The Company and Texas A&M have outlined the terms of a Long-Term License Agreement for the exclusive use of the Texas A&M IP until the expiry of the last patent the terms of which include: (1) an additional royalty of 0.5% of net sales; (2) issuance to Texas A&M of common shares in NxtPhase (if the Proposed Transaction were to occur before the agreement is entered into Texas A&M would receive Beacon Power shares); (3) a minimum annual royalty of $45,000 for years 2005, 2006 and 2007 and $30,000 for 2008 and every year thereafter; and, (4) in 2008 NxtPhase would have the option of paying a royalty redemption fee of $300,000 and no further payments would be required.

  •
  Reviewed the NxtPhase Corporation Intellectual Property Schedule updated July 31, 2004. The schedule included patents owned by the Company, licensed patents, licensed inventions, trademarks, product names, logos, corporate names, slogans and domain names. In addition, the schedule contained al listing of corporate policies and procedures in existence by business area.

    An online verification and review of the patents found that certain of the patents were still assigned to NxtPhase Technologies SRL or NxtPhase Corporation. Evans & Evans was subsequently advised by management of the Company that NxtPhase is in the process of ensuring all appropriate assignment agreements have been filed with the U.S. Patent and Treaty Office for all U.S. patents.

  •
  Reviewed an executive summary of the report "The U.S. Merchant Market for Transformers in the Electronics Industry" as prepared by Venture Development Corporation of Natick, Massachusetts.

  •
  Reviewed information on the Company's market from such online and offline sources as: Frost and Sullivan, Transmission and Distribution, U.S. Energy Information Association, Freedonia Research, Strategis, U.S. Bureau of Statistics, The Energy Forum, U.S. Department Of Energy, Electricity Today, Canadian Environmental Assessment Agency, Canadian Institute of Energy, www.power-technology.com, and the Electric Power Research Institute.

  •
  Conducted a general review of the power transmission and distribution market through interviews with industry participants including: Siemens Energy Transmission and Distribution Group, BC Hydro, British Columbia Transmission Corporation, British Columbia Utilities Commission, Independent Power Producers Society of Alberta, Association of Power Producers of Ontario, Areva Group, Alstom T&D Transformer Service, ABB Group, GE Industrial Systems and Trench Limited.

  •
  Evans & Evans requested but was not provided with certain fairness opinions respecting the Proposed Transaction prepared for the board of directors and investors of Beacon Power and NxtPhase. Had such information been made available to Evans & Evans, valuation approaches, assessments and conclusions may have differed and differed materially.

7.0    CONDITIONS OF THE REPORT

  •
  The Report may not be issued, nor relied upon by any party beyond Beacon Power, Beacon Power's auditors and the SEC, nor can it be issued to any U.S. stock exchange/regulatory authorities.

  •
  The Report may not be issued and/or used to support any type of value with any legal authorities, nor other foreign stock exchanges, or other regulatory authorities, nor Canada Revenue Agency nor the Internal Revenue Service. Such use is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter.

  •
  Evans & Evans, Inc. will rely upon (prior to issuance of the formal Valuation Report) a letter of representation obtained from the officers and management of NxtPhase and Beacon Power wherein they confirm certain representations and warranties that they made to the authors of the Report, including a general representation that they have no information or knowledge of any material facts or information not specifically noted in this Report, which, in their view, would reasonably be expected to affect the assessments expressed herein.

  •
  The Company's financial information, as provided by NxtPhase representatives and management, is assumed to be accurate and complete. Evans & Evans has not verified the accuracy or completeness of this financial data. Stated costs, revenues and deferred costs are all assumed to be correct.

  •
  Evans & Evans, Inc. makes no recommendations, either expressed or implied, as to the suitability of NxtPhase or Beacon Power as described herein, or their securities, as an investment.

  •
  Evans & Evans, Inc. has not verified the status of any of NxtPhase's or Beacon Power's officers and directors and shareholders potential legal affairs and/or matters and can, therefore, provide the reader no comfort or make any comments as to whether there are any off-balance sheet or contingencies, claims, possible claims, substantial commitments, or litigation pending or threatened against NxtPhase, and/or any of the Directors/Officers of NxtPhase.

  •
  The Valuation Report, and more specifically the assessments and views contained therein, is meant as an independent review of NxtPhase as at December 31, 2004, respecting the date of the Report. The authors of the Report make no representations, conclusions, or assessments, expressed or implied, regarding NxtPhase or events after the Valuation Date.

  •
  The information and assessment contained in the Report pertain only to the conditions prevailing at the time the Valuation Report was substantially completed during January 11, 2005 to February 28, 2005.

  •
  Evans & Evans has not carried out any audit procedures on historical expenditures or financial statements nor have the authors of the Report examined the financial accounts of NxtPhase. Accordingly, the authors of the Report's reliance on the historical financial statements are based solely on the representations of management of NxtPhase.

  •
  Changes in market conditions could result in current value results and indications substantially different than those presented at the stated Valuation Date within the Report.

  •
  The Report is also not in any manner a tax opinion or a fairness opinion. Evans & Evans has not carried out any audit procedures or otherwise attempted to independently verify the financial information as set out above.

  •
  At the Valuation Date, no specific special purchaser(s) was/were identified that would pay a premium to purchase 100% of the issued and outstanding shares of NxtPhase.

8.0    ASSUMPTIONS

        In arriving at its conclusions, Evans & Evans have made the following assumptions:

          1.     An audit of the NxtPhase financial statements for the period August 17, 2004 to December 31, 2004 would not result in any material changes to the management-prepared financial statements provided to the authors of the Report.

          2.     Evans & Evans have assumed that NxtPhase and all of its related parties and their principals have no current and/or other contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Report, (the Report is not a formal valuation opinion and/or fairness opinion) that would affect Evans & Evans' evaluation or comments.

          3.     A notional purchaser of NxtPhase would enter into a non-compete and management contract with Dr. Blake for a minimum period of four years.

          4.     The Company's financial information, as provided by the Company's representatives and management, are assumed to be accurate and complete. Evans & Evans has not verified the accuracy or completeness of this financial data.

          5.     The book value of assets on the Company's balance sheet, at the Valuation Date, is assumed to equal fair market value unless otherwise noted. NxtPhase has satisfactory title to all of their assets and there are no liens or encumbrances on such assets nor have any assets been pledged in any way.

          6.     NxtPhase has complied with all government taxation, import and export and regulatory practices as well as all aspects of its contractual agreements that would have an effect on the Report, and there are no other material agreements entered into by NxtPhase that are not disclosed in the Report.

          7.     NxtPhase would have sufficient working capital in order to fund losses in 2005. Management of NxtPhase estimates such amount to be in the range of $1.64 million.

        This Report is based upon information made available to Evans & Evans and on the assumptions that have been made. Evans & Evans reserves the right to review all information and calculations included or referred to in this Report and, if it considers it necessary, to revise its views in the light of any information which becomes known to it during or after the date of this Report.

9.0    FINANCIAL HISTORY

        Evans & Evans reviewed the NxtPhase balance sheet and income statements for the years ended December 31 as referenced in Section 5.0 of the Report.

        The historical results are common-sized for reference in Appendix 2.0—NxtPhase Historical Financial Statements. For information purposes, the authors of the Report have included certain historical financial data for NxtPhase Corporation in order to provide the reader with a background on the operations of the Company prior to the Restructuring.

10.0    FINANCIAL PROJECTIONS

        Management of NxtPhase did provide projected results for the years ended December 31, 2005 to 2008 for NxtPhase. The projected results for 2009 are an extrapolation of 2008 management-prepared forecasted results. The authors of the Report reviewed the assumptions upon which the projected results were based with management of NxtPhase.

        The reader is advised to refer to Appendix 3.0—NxtPhase Financial Projections for more detail.

11.0    TANGIBLE ASSET BACKING

        In determining the underlying book value of the common shares of companies, it is often useful to view the tangible asset backing of a firm at the Valuation Date.

        The value of a firm's tangible assets often—though not always—affects a purchaser's analysis of the risk inherent in investing in that firm.

        Tangible asset backing is defined as the aggregate fair market value of all tangible and identifiable intangible assets of a business, where the latter have values that can be separately determined under a going-concern assumption, minus all liabilities.

        The authors of the Report have reviewed the December 31, 2004 Balance Sheet of NxtPhase and made certain adjustments in order to determine the tangible asset backing as at December 31, 2004 (i.e., the Valuation Date).

        NxtPhase's tangible asset backing is included in Schedule 1.0—NxtPhase Tangible Asset Backing.

        The tangible asset backing of NxtPhase is $3,790,000 as at December 31, 2004.

12.0    REDUNDANT ASSETS

        Redundant assets are defined as those assets that are not required in the day-to-day operation of a business, and accordingly can be liquidated or put to some alternative use without risk to the business.

        The fair market value of a corporation's redundant assets increases the fair market value of its shares otherwise determined under an income-based and/or asset based approach. Alternatively, at the Valuation Date, a firm's capital structure may be over-levered when compared to industry norms. The degree of over-leverage is considered a negative redundancy and must be adjusted for in determining the firm's fair market value.

        In reviewing NxtPhase's financial position, Evans & Evans is of the view that the Company is operating within industry norms on its debt-equity ratio and current ratio. Accordingly, no leverage adjustment was made. The reader should refer to Schedule 2.0—NxtPhase Leverage Analysis in order to review the detailed leverage calculations.

13.0    VALUATION OF NXTPHASE T&D CORPORATION

        Given the approaches to valuation outlined above, the determination of the fair market value of NxtPhase was a two-stage approach. First the authors of the Report utilized a Discounted Cash Flow Approach to separately determine the fair market value of the Relay & Recorder Division and the Optical Division. Thereafter, the book value of the Company was adjusted to determine the fair market value of 100% of the issued and outstanding shares of the Company. Detailed calculations are contained in Schedule 3.0—Fair Market Value of the Operating Divisions and Schedule 4.0—Adjusted Book Value Approach.

Fair Market Value of the Relay & Recorder Division

        Evans & Evans used a Discounted Cash Flow Approach as a means of arriving at the fair market value of the Relay & Recorder Division. The Discounted Cash Flow Approach was utilized given its widely accepted use within the field of valuation and that such an approach considers the value of the cash flows that will be available to actual investors in the Company.

        The authors of the Report considered the Company's five years of financial projections.

        In determining the discount rates to apply to the financial projections, Evans & Evans' considered the differing discount rates that one would apply to existing Relay & Recorder products and new products and enhancements going forward and accordingly used a blended rate. Evans & Evans assessment of the financial risk associated with the Company and the Relay & Recorder Division was moderate to high.

        The above compilation, in concert with industry research, has resulted in the application of discount rates in the range of 30% to 35% to the projected after-tax cash flows over the periods ending December 31, 2005 to December 31, 2009. The authors of the Report also deemed it appropriate to reduce the multiplier on the residual value (terminal value) to reflect the risk associated with reaching such projected levels of future after-tax cash flow.

        Evans & Evans also made a further working capital adjustment to reflect management's estimation of the funds required to achieve the future results in 2005 and beyond (beyond the cash the Company had at December 31, 2004).

        The reader is advised to refer to Schedule 3.0—Fair Market Value of the Operating Divisions to review the discounted cash flow analysis and the assumptions made.

        This resulted in a calculated value for the Relay & Recorder Division in the range of $2,410,000 to $2,920,000.

Fair Market Value of the Optical Davison

        Evans & Evans used a Discounted Cash Flow Approach as a means of arriving at the fair market value of the Optical Division. The Discounted Cash Flow Approach was utilized given its widely accepted use within the field of valuation and that such an approach considers the value of the cash flows that will be available to actual investors in the Company.

        The authors of the Report considered the Company's five years of financial projections.

        In determining the discount rates to apply to the financial projections, Evans & Evans' considered the differing discount rates that one would apply to existing Optical products and new products and enhancements going forward and accordingly used a blended rate. Evans & Evans assessment of the financial risk associated with the Company and the Optical Division was high.

        The above compilation, in concert with industry research, has resulted in the application of discount rates in the range of 37.5% to 42.5% to the projected after-tax cash flows over the periods ending December 31, 2005 to December 31, 2009. The authors of the Report also deemed it appropriate to reduce the multiplier on the residual value (terminal value) to reflect the risk associated with reaching such projected levels of future after-tax cash flow.

        Evans & Evans also made a further working capital adjustment to reflect management's estimation of the funds required to achieve the future results in 2005 and beyond (above the Company's available cash at the Valuation Date).

        The reader is advised to refer to Schedule 3.0—Fair Market Value of the Operating Divisions to review the discounted cash flow analysis and the assumptions made.

        This resulted in a calculated value for the Optical Division in the range of $1,570,000 to $2,230,000.

Fair Market Value of NxtPhase T&D Corporation

        After arriving at the fair market value of the Operating Divisions, Evans & Evans adjusted the Company's book value to arrive at the fair market value of 100% of the issued and outstanding shares of NxtPhase.

        In doing all of the above, Evans & Evans found that the fair market value of the Company as at the Valuation Date was in the range of $7,760,000 to $8,930,000.

        This adjusted book value calculation is shown in Schedule 4.0—Adjusted Book Value Approach.

14.0    VALUATION CONCLUSIONS

        In undertaking the above primary valuation approach for NxtPhase, it was apparent that based on and subject to all of the foregoing, it is reasonable for Evans & Evans to outline that the estimated fair market value of NxtPhase as at the Valuation Date, is in the range of $7,760,000 to $8,930,000. If asked to select a specific number, Evans & Evans would choose the midpoint $8,350,000.

        The reader should note that the going concern value range for NxtPhase indicates goodwill in the range of $4.56 million based on the value of NxtPhase's tangible asset backing per section 11.0 above.

The reader is advised to refer to the Purchase Price Allocation Report in order to understand how such goodwill was allocated to the Company's identified intangible assets.

Yours very truly,
EVANS & EVANS, INC.
/s/ EVANS & EVANS

15.0    RESTRICTIONS AND CONDITIONS

        This Valuation Report is intended for the purpose stated in this Report and, in particular, is based on assumptions as to results that could reasonably be expected at the Valuation Date. The authors of the Report advise the reader to carefully review section 6.0 Assumptions to understand the critical assumptions that the Report is based on. It is not to be the basis of any subsequent valuation and is not to be reproduced or used other than for the purpose of this Report without prior written permission in each specific instance. The authors of the Report disclaim any responsibility or liability for losses occasioned to any parties as a result of the circulation, publication, reproduction or use of this Report contrary to the provisions of this paragraph. This Report is based upon information made available to the authors of the Report and on the assumptions made. The fair market value calculations are based upon the scope of work conducted and assumptions and all other matters set out in sections 1.0 through 15.0 of the Report.

16.0    STATEMENT OF INDEPENDENCE

        Evans & Evans, Inc. is, for the purposes of preparing this Report, an independent chartered business valuation firm. None of the partners, employees or associates of Evans & Evans, Inc., has, or anticipates the acquisition of any interest in the assets, shares or business undertakings of NxtPhase or Beacon Power. Neither Evans & Evans, Inc., nor any affiliate, is an advisor to the NxtPhase or Beacon Power.

        The authors of the Report were requested under separate cover by Beacon Power to prepare a Purchase Price Allocation Report respecting the Proposed Transaction.

17.0    STATEMENT OF QUALIFICATIONS

        The Valuation Report preparation, and related fieldwork and due diligence investigations, were carried out by Michael A. Evans, Richard W. Evans, Jennifer Lucas and associates of the firm.

        Mr. Michael A. Evans, Principal, founded Evans & Evans, Inc. in 1989. For the past fifteen years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period he has been involved in the preparation of over 500 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes. Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales. Mr. Evans also possesses several years' management experience in the food services industry with McDonald's Restaurants of Canada Ltd. in Richmond, British Columbia (1977-1980).

        Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designation of Chartered Financial Analyst (CFA); and the professional designation of Chartered Business Valuator (CBV). Mr. Evans is a member of the Association for Investment Management and Research (AIMR), the

Institute of Chartered Financial Analysts (ICFA), the Vancouver Society of Financial Analysts (VSFA) and the Canadian Institute of Chartered Business Valuators.

        Richard W. Evans, Principal, began full-time work with Evans & Evans, Inc. in 1994. Since then he has been involved in the financial services and management consulting fields and has been involved in the preparation of over 300 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to the Vancouver and Alberta Stock Exchanges and the British Columbia and Alberta Securities Commissions as well as for private purposes.

        For ten years previous to this, he was extensively involved in the computer industry in Vancouver where he served for two years as the General Manager of Sidus Systems Inc. responsible for the company's C$15 million business operation in Western Canada. Previous to this, he spent eight years with Digital Equipment of Canada Limited where he was laterally involved in a sales, marketing and management capacity in the company's direct and channel organizations. In his capacity with Digital and Sidus he was involved in assessing and assisting various technology companies with their marketing and financial operations.

        Furthermore, he was involved with over fifty software, hardware and telecommunications organizations in establishing various OEM, distribution and VAR marketing agreements with Digital and Sidus. During his tenure with Digital he initially held positions as Technical Service and Support Analyst as well as System Integration Project Manager. As a Technical Service and Support Analyst he was responsible for reviewing various mainframe, mini-computer and PC software and network applications as well as supporting a variety of Digital software applications. In this capacity he was involved with over thirty different western Canadian corporate accounts. As a System Integration Project Manager with Digital he was involved directly in the software development process.

        This included formal training and experience in software development and design and in undertaking reviews regarding software construction using a "Plan, Design, Implement and Manage" methodology. In this capacity he was involved with a number of large corporate accounts in installing and servicing various software applications.

        Mr. Evans' software application experience included extensive work with real-time, BASIC, C, PASCAL, C++, COBOL, FORTRAN, Ada languages as well as with relational database and fourth generation application development tools. Mr. Evans has and is presently working with the Unified Modeling Language, Booch, Coad/Yourdon, CRC, Fusion, Martin/Odell, MOSES, OMT, and Shlaer/Mellor, Business Object Notation, Software Engineering Institute, Data Modeling Techniques, Dynamic Modeling Techniques, Implementation Modeling Techniques, Organization Modeling Techniques and User Interface Modeling Techniques.

        During the past seven years he, through Evans & Evans, Inc., has actively been involved in the process of evaluating and valuing various types of software applications for Canadian regulatory bodies, private companies, Canadian financial institutions and brokerage firms as well as government agencies related to: Shop Floor Data Collection and Analysis, Programmable Logic Controllers, Real-Time Data Analysis, Internet Software, Medical Software, Government Utility and Engineering Design, Telecommunications, Bank Debt Collection, Seismic Data Processing, 3D Engineering, Wireless Communication and Trading Floor Telecommunication.

        Mr. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1984) where he graduated with honors. Mr. Evans holds the professional designation of Chartered Business Valuator and is a member of the Canadian Institute of Chartered Business Valuators.

        Ms. Jennifer Lucas, MBA joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and

Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries. For the past six years at Evans & Evans Ms. Lucas has been involved in writing and reviewing over 200 hundred valuation and due diligence reports for public and private transactions. As Vice President of Consulting Services she is directly involved with project allocation and project management while continuing to be actively involved in due diligence and valuation report preparation.

        Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designation of Chartered Business Valuator and is a member of the Canadian Institute of Chartered Business Valuators.

18.0    SCHEDULES

  Appendix 1.0—NxtPhase 2005 Business Plan

  Appendix 2.0—NxtPhase Historical Financial Statements

  Appendix 3.0—NxtPhase Financial Projections

  Schedule 1.0—NxtPhase Tangible Asset Backing

  Schedule 2.0—NxtPhase Leverage Analysis

  Schedule 3.0—Fair Market Value of the Operating Divisions

  Schedule 4.0—Adjusted Book Value Approach

APPENDIX 1.0

NXTPHASE 2005 BUSINESS PLAN

**Available Directly from Beacon Power Management**

APPENDIX 2.0

NXTPHASE HISTORICAL FINANCIAL STATEMENTS

NXTPHASE T&D CORPORATION

Consolidated Balance Sheet

					NxtPhase Corporation Historical Results
	December 31, 2004	% of Assets	September 30, 2004	% of Assets	August 17, 2004	% of Assets	August 16, 2004	% of Assets	December 31, 2003	% of Assets
	US$
Assets
Current Assets
Cash	2,898,854	27.4	364,574	5.1	315,016	4.7	358,932	13.2	2,134,982	38.4
Restricted Cash & Short-term Investments	33,278	0.3	31,706	0.4	0	0.0	571,381	21.0	235,574	4.2
Cash Held in Escrow	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Accounts Receivable	1,523,367	14.4	634,123	8.9	376,079	5.6	376,923	13.9	902,580	16.2
Investment Tax Credits Receivable	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Inventory	564,957	5.3	478,532	6.7	554,081	8.2	585,245	21.6	999,039	18.0
Prepaid Expenses	41,393	0.4	18,164	0.3	27,578	0.4	36,565	1.3	148,321	2.7

Prepaid Research and Development Materials	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0

	5,061,849	47.8	1,527,099	21.4	1,272,754	18.8	1,929,046	71.0	4,420,496	79.6
Other Assets
Property, Plant and Equipment	560,209	5.3	537,785	7.5	526,255	7.8	506,529	18.7	520,000	9.4
Patents and Other Intangible Assets	4,970,774	46.9	5,062,563	71.0	4,958,977	73.4	175,478	6.5	480,010	8.6
Goodwill	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Deferred Financing Costs	0	0.0	0	0.0	0	0.0	104,651	3.9	134,788	2.4

	5,530,983	52.2	5,600,348	78.6	5,485,232	81.2	786,658	29.0	1,134,798	20.4
Total Assets	10,592,832	100.0	7,127,447	100.0	6,757,986	100.0	2,715,704	100.0	5,555,294	100.0
Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable and Accrued Liabilities	1,358,948	12.8	305,979	4.3	36,255	0.5	1,262,045	46.5	2,139,546	38.5
Deferred Revenue	13,273	0.1	26,346	0.4	25,000	0.4	0	0.0	19,539	0.4
Current Portion of Capital Leases	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Current Portion of Shareholders Loan	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Convertible Short-term Debt	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Due to Vansco Electronics Ltd.	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Warranty Reserve	469,669	4.4	393,259	5.5	390,000	5.8	0	0.0	0	0.0

	1,841,890	17.4	725,584	10.2	451,255	6.7	1,262,045	46.5	2,159,085	38.9
Deferred Lease Inducement	0	0.0	0	0.0	0	0.0	174,000	6.4	222,000	4.0
Deferred Revenue	0	0.0	0	0.0	0	0.0		0.0	0	0.0
Capital Lease Obligations	0	0.0	0	0.0	0	0.0	25,415	0.9	52,124	0.9
Due to National Research Council	0	0.0	0	0.0	0	0.0	198,142	7.3	201,486	3.6
Due to Shareholder	0	0.0	385,210	5.4	385,210	5.7	2,337,648	86.1	40,000	0.7
Convertible Debentures, Net of Equity Portion	0	0.0	0	0.0	0	0.0	6,471,366	238.3	5,472,713	98.5

		0.0	385,210	5.4	385,210	5.7	9,206,571	339.0	5,988,323	107.8
Total Liabilities	1,841,890	17.4	1,110,794	15.6	836,465	12.4	10,468,616	385.5	8,147,408	146.7
Shareholders' Equity
Common Stock	4,000,000	37.8	4,000,000	56.1	4,000,000	59.2	2,744,646	101.1	2,744,646	49.4
Preferred Stock	6,969,231	65.8	0	0.0	0	0.0	66,293,980	2,441.1	59,355,547	1,068.5
Obligation to Issue Preferred Stock	0	0.0	2,459,021	34.5	1,921,521	28.4	0	0.0	0	0.0
Additional Paid in Capital	0	0.0	0	0.0	0	0.0	3,908,023	143.9	3,908,023	70.3
Deferred Stock Based Compensation	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Deficit	(2,939,938)	(27.8)	(798,575)	(11.2)	0	0.0	(81,065,824)	(2,985.1)	(69,032,117)	(1,242.6)
Accumulated Other Comprehensive Income	721,648	6.8	356,207	5.0	0	0.0	366,263	13.5	431,787	7.8

	8,750,941	82.6	6,016,653	84.4	5,921,521	87.6	(7,752,912)	(285.5)	(2,592,114)	(46.7)
	10,592,831	100.0	7,127,447	100.0	6,757,986	100.0	2,715,704	100.0	5,555,294	100.0

	NxtPhase Corporation Historical Results
	December 31, 2002	% of Assets	December 31, 2001	% of Assets	December 31, 2000	% of Assets
	US$
Assets
Current Assets
Cash	5,133,224	42.9	408,330	1.1	4,332,594	27.8
Restricted Cash & Short-term Investments	229,994	1.9	16,059,450	44.5	0	0.0
Cash Held in Escrow	0	0.0	4,778,400	13.3	0	0.0
Accounts Receivable	692,029	5.8	1,370,160	3.8	151,966	1.0
Investment Tax Credits Receivable	239,959	2.0	1,260,000	3.5	950,000	6.1
Inventory	1,169,294	9.8	2,137,716	5.9	762,063	4.9
Prepaid Expenses	69,601	0.6	113,724	0.3	228,210	1.5

Prepaid Research and Development Materials	0	0.0	285,830	0.8	482,675	3.1

	7,534,101	63.0	26,413,610	73.2	6,907,508	44.3
Other Assets
Property, Plant and Equipment	2,676,642	22.4	5,152,154	14.3	2,255,254	14.5
Patents and Other Intangible Assets	1,371,671	11.5	3,889,466	10.8	5,614,999	36.0
Goodwill	385,078	3.2	607,500	1.7	810,000	5.2
Deferred Financing Costs	0	0.0		0.0		0.0

	4,433,391	37.0	9,649,120	26.8	8,680,253	55.7
Total Assets	11,967,492	100.0	36,062,730	100.0	15,587,761	100.0
Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable and Accrued Liabilities	1,762,241	14.7	2,785,918	7.7	1,362,966	8.7
Deferred Revenue	82,737	0.7	474,748	1.3	258,772	1.7
Current Portion of Capital Leases	0	0.0	57,674	0.2	149,212	1.0
Current Portion of Shareholders Loan	0	0.0	63,712	0.2	59,980	0.4
Convertible Short-term Debt	0	0.0	0	0.0	6,000,000	38.5
Due to Vansco Electronics Ltd.	0	0.0	0	0.0	2,015,054	12.9
Warranty Reserve	0	0.0	0	0.0	0	0.0

	1,844,978	15.4	3,382,052	9.4	9,845,984	63.2
Deferred Lease Inducement	294,000	2.5	573,408	1.6	0	0.0
Deferred Revenue	0	0.0	1,851,849	5.1	0	0.0
Capital Lease Obligations	15,115	0.1	29,363	0.1	116,555	0.7
Due to National Research Council	124,754	1.0	200,000	0.6	200,000	1.3
Due to Shareholder	80,000	0.7	127,424	0.4	179,940	1.2
Convertible Debentures, Net of Equity Portion	0	0.0		0.0		0.0

	513,869	4.3	2,782,044	7.7	496,495	3.2
Total Liabilities	2,358,847	19.7	6,164,096	17.1	10,342,479	66.3
Shareholders' Equity
Common Stock	2,744,647	22.9	68,791,979	190.8	17,317,104	111.1
Preferred Stock	49,511,379	413.7	0	0.0	0	0.0
Obligation to Issue Preferred Stock	0	0.0	0	0.0	0	0.0
Additional Paid in Capital	1,796,442	15.0		0.0		0.0
Deferred Stock Based Compensation	(8,624)	(0.1)		0.0		0.0
Deficit	(43,894,469)	(366.8)	(38,893,345)	(107.8)	(12,071,822)	(77.4)
Accumulated Other Comprehensive Income	(540,730)	(4.5)	0	0.0	0	0.0

	9,608,645	80.3	29,898,634	82.9	5,245,282	33.7
	11,967,492	100.0	36,062,730	100.0	15,587,761	100.0

NXTPHASE T&D CORPORATION

Consolidated Income Statement

			NxtPhase Corporation Historical Results
	August 17, 2004 to December 31, 2004	% of Revenues	August 17, 2004 to September 30, 2004	% of Revenues	Year Ended December 31, 2003	% of Revenues	Year Ended December 31, 2002	% of Revenues	Year Ended December 31, 2001	% of Revenues	Year Ended December 31, 2000
	US$
Sales	1,613,692	100.0	292,510	100.0	3,865,877	100.0	4,770,423	100.0	91,934	100.0	0
Cost of Sales	1,568,796	97.2	267,345	91.4	3,430,848	88.7	2,791,471	58.5	1,395,525	1,518.0	0

Gross Margin	44,896	2.8	25,165	8.6	435,029	11.3	1,978,952	41.5	(1,303,591)	(1,418.0)	0
Operating Expenses
General and Administrative	1,165,177	72.2	308,572	105.5	3,253,979	84.2	3,816,271	80.0	5,002,369	5,441.3	3,346,897
Sales and Marketing	809,739	50.2	156,491	53.5	2,643,098	68.4	2,267,723	47.5	2,286,392	2,487.0	1,008,337
Research and Development	676,455	41.9	157,871	54.0	6,224,916	161.0	6,075,347	127.4	10,383,060	11,294.0	3,630,445
Restructuring Costs	0	0.0	0	0.0	722,840	18.7	0	0.0	0	0.0	0
Foreign Exchange Loss	170,436	10.6	38,981	13.3	149,212	3.9	419,089	8.8	(643,079)	(699.5)	21,276
Impairment of Goodwill	0	0.0	0	0.0	433,476	11.2	0	0.0	0	0.0	0
Impairment of Property, Plant and Equipment	0	0.0	0	0.0	1,731,314	44.8	0	0.0	0	0.0	0

	2,821,807	174.9	661,915	226.3	15,158,835	392.1	12,578,430	263.7	17,028,742	18,522.8	8,006,955
Loss for the Year	(2,776,911)	(172.1)	(636,750)	(217.7)	(14,723,806)	(380.9)	(10,599,478)	(222.2)	(18,332,333)	19,940.8	(8,006,955)
Interest Income	0	0.0	0	0.0	47,358	1.2	204,760	4.3	478,325	520.3	237,516
Interest Expense	0	0.0	0	0.0	(585,378)	(15.1)	0	0.0	(356,132)	(387.4v	0
Other Expense	0	0.0	0	0.0	(25,293)	(0.7)	(41,356)	(0.9)	(217,172)	(236.2)	0

Net Loss	(2,776,911)	(172.1)	(636,750)	(217.7)	(15,287,119)	(395.4)	(10,436,074)	(218.8)	(18,427,312)	(20,044.1)	(7,769,439)

APPENDIX 3.0

NXTPHASE FINANCIAL PROJECTIONS

NXTPHASE T&D CORPORATION

Pro Forma Financial Results

For the Years Ended December 31,

	2005	2006	2007	2008	2009
	(US$—Thousands)
Revenue
Optical—Product Sales	1,196	6,694	14,327	27,086	32,503
Relays & Recorders—Product Sales	4,800	6,389	8,952	12,512	14,389

	5,996	13,083	23,279	39,598	46,892
Cost of Sales	4,843	8,927	14,264	22,129	26,297

Gross Margin	1,153	4,156	9,015	17,469	20,595
Gross Margin—%	19%	32%	39%	44%	44%
Operating Expenses
Product Development	3,180	3,339	3,506	3,960	4,356
Sales & Marketing	1,500	1,575	1,654	1,980	2,277
Finance & Administration	1,200	1,320	1,452	2,376	2,851

	5,880	6,234	6,612	8,316	9,484
Income (Loss) from Operations	(4,727)	(2,078)	2,403	9,153	11,111
EBITDA	(3,827)	(1,178)	3,304	10,053	12,011
Optical Gross Margin	(37)%	18%	34%	43%	43%
Relay & Recorders Gross Margin	43%	46%	46%	46%	46%

SCHEDULE 1.0

NXTPHASE TANGIBLE ASSET BACKING

NXTPHASE T&D CORPORATION

Tangible Asset Backing

as at December 31, 2004

	Book Value	Adjustment	Tangible Asset Backing	Note
	US$
Current Assets
Cash	2,898,854		2,898,854
Restricted Cash & Short-term Investments	33,278		33,278
Cash Held in Escrow	0		0
Accounts Receivable	1,523,367		1,523,367
Investment Tax Credits Receivable	0		0
Inventory	564,957		564,957
Prepaid Expenses	41,393		41,393
Prepaid Research and Development Materials	0		0

	5,061,849		5,061,849
Current Liabilities			0
Accounts Payable and Accrued Liabilities	1,358,948		1,358,948
Deferred Revenue	13,273	(13,273)	0	1
Warranty Reserve	469,669		469,669	2

	1,841,890		1,828,617
Working Capital	3,219,959		3,233,232
Plus: Non-Current Assets
Property, Plant and Equipment	560,209		560,209
Patents and Other Intangible Assets	4,970,774	(4,970,774)	0	3
Assets Less Liabilities			3,793,441
Leverage Adjustment			0	4
Tangible Asset Backing, say			3,790,000

Notes

1
Deferred revenues relate to customer funds received but products not yet delivers. As the Company has been deemed to be a going concern, this amount is added back.

2
The Company provides a 10-year warranty on relay and recorder products and up to two-years on optical sensors. Accordingly, the Company accrues a warranty reserve related to potential warranty claims going forward. Such warranty obligations will be transferred to Beacon Power.

3
Not a tangible asset and hence removed from the analysis.

4
Refer to Schedule 2.0

SCHEDULE 2.0

NXTPHASE LEVERAGE ANALYSIS

NXTPHASE T&D CORPORATION

Leverage Analysis Calculation:

as at December 31, 2004

	31-Dec-04	Factor	Margin
	US$
Security—Margin Analysis
Cash on Hand	2,898,854	100%	2,898,854
Inventory	564,957	70%	395,470
Accounts Receivable	1,523,367	75%	1,142,525
Net Fixed Assets	560,209	60%	336,125
			4,772,975	A

Times Interest Earned Coverage—Note 1
			TIE
EBIT			(7,405,096)
Interest Rate			8.3%
Industry Times Interest Earned			10.36
Times Interest Earned Amount			0	B

Ratio Analysis—Note 1
		NxtPhase	Industry/Competitors
Current Ratio		2.75	2.09
Debt:Equity Ratio		0.21	1.40
			12,207,563	C

Maximum Allowable Debt
			All Debt
Least of A, B or C			0
Less: Existing Interest Bearing Debt—Note 2			0
Under/(Over Leverage)			0
Interest on Debt			0

Notes:

1
Ratios based on industry comparisons:

  Financial Strength

Industry	Conglomerates	Electronic Instruments & Controls	Average
Current Ratio	1.49	2.68	2.09
LT Debt to Equity	0.13	0.43	0.28
Total Debt to Equity	2.29	0.50	1.40
Interest Coverage	9.41	11.30	10.36
2
No interest-bearing bank debt.

SCHEDULE 3.0

FAIR MARKET VALUE OF THE OPERATING DIVISIONS

NXTPHASE T&D CORPORATION

FAIR MARKET VALUE OF THE RELAY & RECORDER DIVISION

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Revenues—Relays & Recorders	4,800,000	6,389,000	8,952,000	12,512,000	14,388,800
Cost of Goods Sold	(2,736,000)	(3,450,060)	(4,834,080)	(6,756,480)	(7,769,952)	1

Gross Margin	2,064,000	2,938,940	4,117,920	5,755,520	6,618,848
Research and Development Expenses	(954,000)	(1,001,700)	(1,051,800)	(1,188,000)	(1,306,800)	2
Selling Expenses	(450,000)	(472,500)	(434,175)	(445,500)	(356,400)	3
Finance & Administration Expenses	(720,000)	(792,000)	(580,800)	(950,400)	(1,140,480)	4

Operating Income	(60,000)	672,740	2,051,145	3,171,620	3,815,168
Non-cash Items	407,908	339,333	297,838	276,116	265,959	5

Net Cash Flow Pre-Tax	347,908	1,012,073	2,348,983	3,447,736	4,081,127
Tax Loss Carryforward	60,000	(672,740)	(1,234,155)	0	0	6

Tax Due On	0	0	816,990	3,171,620	3,815,168
Tax@ 40%	0	0	(326,796)	(1,268,648)	(1,526,067)

Cash Flow After Tax	347,908	1,012,073	2,022,187	2,179,088	2,555,060
Sustaining Capital Reinvestment—Note 7
Less: Tax Shield Related Thereto:	11,830	11,830	11,830	11,830	11,830
Sustaining Capital Reinvestment, Net of Related Tax Shield	38,170	38,170	38,170	38,170	38,170

Net Cash Flow	309,739	973,904	1,984,018	2,140,918	2,516,890
Discounted Cash Flow@30%	238,260	576,274	903,058	749,595	677,872
Discounted Cash Flow@35%	229,436	534,378	806,388	644,562	561,300
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 30%					456,426
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 35%					312,944
Total Discounted Cash Flow (High)					3,601,485
Total Discounted Cash Flow (Low)					3,089,009
Working Capital Requirement—Note 8					(682,792)
Fair Market Value—Low, Say					2,410,000
Fair Market Value—High, Say					2,920,000

Discount Rate High	30%
Discount Rate Low	35%		Tax Rate		40%
Residual Multiple	2.50

Refer to Notes on the following page.

Notes
1	Cost of Goods Sold	57%	54%	54%	54%	54%
2	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Relay & Recorder	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
3	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Relay & Recorder Business	40%	40%	35%	30%	20%
4	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Relay & Recorders	60%	60%	40%	40%	40%
5	Depreciation Expense	900,000	900,000	901,000	900,000	900,000
	Total Expenses & Cost of Goods—Refer to Appendix 3	10,723,000	15,161,000	20,876,000	30,445,000	35,780,976
	Total Expenses—Relay & Recorder	4,860,000	5,716,260	6,900,855	9,340,380	10,573,632
	% of Total Expenses	45.3%	37.7%	33.1%	30.7%	29.6%
6	Tax Losses Created 2005 (Optical Division)	(2,311,520)
	Used 2005 (Relay & Recorder Division)	60,000

	Unused 2005	(2,371,520)
	New 2006 (Optical Division)	(769,530)

	Available 2006	(3,141,050)
	Used 2006 (Relay & Recorder Division)	(672,740)

	Available 2007	(2,468,310)
	Used 2007 (Optical Division and Relay & Recorder Division)	(2,468,310)
7	Total Expenses—Refer to Appendix 3	10,723,000
	Working Capital Injection—Management Budget	1,750,000
	Total Expenses—Relay & Recorder and Optical	8,367,520
	% of Expenses as to Projected Expenses	78.0%
	Adjusted Required Working Capital	1,365,584
	% Applied to Relay & Recorder	50.0%
8	Sustaining Capital Reinvestment	50,000

NXTPHASE T&D CORPORATION

FAIR MARKET VALUE OF THE OPTICAL DIVISION

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Revenues—Optical	1,196,000	6,694,000	14,327,000	27,086,000	32,503,200	2
Cost of Goods Sold	(1,638,520)	(5,489,080)	(9,455,820)	(15,439,020)	(18,526,824)	3

Gross Margin	(442,520)	1,204,920	4,871,180	11,646,980	13,976,376
Research and Development Expenses	(954,000)	(1,001,700)	(1,051,800)	(1,188,000)	(1,306,800)	4
Selling Expenses	(675,000)	(708,750)	(806,325)	(1,039,500)	(1,069,200)
Finance & Administration	(240,000)	(264,000)	(580,800)	(950,400)	(1,140,480)	5

Operating Income	(2,311,520)	(769,530)	2,432,255	8,469,080	10,459,896
Depreciation	294,392	443,056	513,373	550,344	554,456

Net Cash Flow Pre-Tax	(2,017,128)	(326,474)	2,945,628	9,019,424	11,014,352
Tax Loss Carryforward	0	0	(1,234,155)

Tax Due On	(2,311,520)	(769,530)	1,198,100	8,469,080	10,459,896	6
Tax@ 40%	0	0	(479,240)	(3,387,632)	(4,183,958)

Cash Flow After Tax	(2,017,128)	(326,474)	2,466,388	5,631,792	6,830,394
Sustaining Capital Reinvestment—Note 7
Less: Tax Shield Related Thereto:	17,746	17,746	17,746	17,746	17,746
Sustaining Capital Reinvestment, Net of Related Tax Shield	57,254	57,254	57,254	57,254	57,254

Net Cash Flow	(2,017,128)	(326,474)	2,466,388	5,631,792	6,830,394
Discounted Cash Flow@38%	(1,467,002)	(172,680)	948,753	1,575,563	1,389,736
Discounted Cash Flow@43%	(1,415,528)	(160,775)	852,348	1,365,800	1,162,442
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 37.5%					636,211
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 42.5%					445,123
Total Discounted Cash Flow (High)					2,910,581
Total Discounted Cash Flow (Low)					2,249,409
Required Working Capital Note 8					(682,792)
Fair Market Value—Low, say					1,570,000
Fair Value—High, Say					2,230,000

Discount Rate High	37.5%		Tax Rate		40%
Discount Rate Low	42.5%
Residual Multiple	2.25

Refer to Notes on the following page.

Notes
1	Cost of Goods Sold	137%	82%	66%	57%	57%
2	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Optical	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
3	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Optical Business	60%	60%	65%	70%	60%
4	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Optical	20%	20%	40%	40%	40%
	Optical Corporate Finance & Administration	240,000	264,000	580,800	950,400	1,140,480
5	Depreciation Expense	900,000	900,000	901,000	900,000	900,000
	Total Expenses—Refer to Appendix 3	10,723,000	15,161,000	20,876,000	30,445,000	35,780,976
	Total Expenses—Optical	3,507,520	7,463,530	11,894,745	18,616,920	22,043,304
	% of Total Expenses	32.7%	49.2%	57.0%	61.1%	61.6%
6	Refer to Discounted Cash Flow Analysis for Relay & Recorder Division
7	Working Capital Requirement
	Total Expenses—Refer to Appendix 3	10,723,000
	Working Capital Injection—Management Budget	1,750,000
	Total Expenses—Relay & Recorder and Optical	8,367,520
	% of Expenses as to Projected Expenses	78.0%
	Adjusted Required Working Capital	1,365,584
	% Applied to Optical	50.0%
8	Sustaining Capital Reinvestment	75,000

SCHEDULE 4.0

ADJUSTED BOOK VALUE APPROACH

NXTPHASE T&D CORPORATION

ADJUSTED BOOK VALUE APPROACH

		Adjustment		Fair Market Value
	December 31, 2004
		LOW	HIGH	LOW	HIGH	Notes
	US$
Assets
Current Assets
Cash	2,898,854			2,898,854	2,898,854
Restricted Cash & Short-term Investments	33,278			33,278	33,278
Cash Held in Escrow	0			0	0
Accounts Receivable	1,523,367			1,523,367	1,523,367
Investment Tax Credits Receivable	0			0	0
Inventory	564,957			564,957	564,957
Prepaid Expenses	41,393			41,393	41,393

	5,061,849			5,061,849	5,061,849
Other Assets
Property, Plant and Equipment	560,209			560,209	560,209
Patents and Other Intangible Assets	4,970,774	(4,970,774)	(4,970,774)	0	0	1
Fair Market Value of Relay & Recorder Division	0	2,410,000	2,920,000	2,410,000	2,920,000	2
Fair Market Value of Optical Division	0	1,570,000	2,230,000	1,570,000	2,230,000	2

	5,530,983			4,540,209	5,710,209
Total Assets	10,592,832			9,602,058	10,772,058
Liabilities
Current Liabilities
Accounts Payable and Accrued Liabilities	1,358,948			1,358,948	1,358,948
Deferred Revenue	13,273			13,273	13,273
Warranty Reserve	469,669			469,669	469,669

Total Liabilities	1,841,890			1,841,890	1,841,890
ADJUSTED BOOK VALUE				7,760,000	8,930,000

			Midpoint		8,350,000

Notes

1.
Removed to reflect the adjustment to fair market value.

2.
Refer to Schedule 3.0.

Annex H

         Purchase Price Allocation Report

Net Assets of

Nxt Phase T&D Corporation

Vancouver, British Columbia

March 18, 2005

EVANS & EVANS, INC.

NXTPHASE T&D CORPORATION

TERMS USED IN THE REPORT

AcSB	Accounting Standards Board
AICPA	American Institute of Certified Public Accountants
FASB	Financial Accounting Standards Board
Section 1581	Accounting Standards Board Handbook Section 1581, Business Combinations
Section 3062	Accounting Standards Board Handbook Section 3062 Goodwill and Other Intangible Assets

NXTPHASE T&D CORPORATION

FAIR VALUE REPORT

1.0   ASSIGNMENT AND BACKGROUND

1.1   Assignment

        Evans & Evans, Inc. ("Evans & Evans" or the "authors of the Report") was engaged by Beacon Power Corporation ("Beacon Power") of Wilmington, Massachusetts to prepare a Purchase Price Allocation Report (the "Report") with regard to the fair value (refer to section 4.0 for the appropriate definition of fair value) of all the tangible and intangible assets ("the Net Assets") of NxtPhase T&D Corporation ("NxtPhase" or "the Company") of Vancouver, British Columbia as at December 31, 2004 ("the Valuation Date").

  Proposed Transaction

        Beacon Power and NxtPhase are currently in the process of entering into an Arrangement Agreement ("the Proposed Transaction") whereby Beacon Power will acquire 100% of the issued and outstanding shares of the Company in exchange for the number of Beacon Power common shares (based on a 20-day weighted average price) equal to US$17.1 million ("the Purchase Price"). Beacon Power is a reporting issuer whose shares are listed for trading on the NASDAQ (SC) under the symbol "BCON".

        The Purchase Price was determined based on an option issued to a common investor in Beacon Power and NxtPhase, Perseus 2000, LLC ("Perseus"). On November 12, 2004, Perseus and certain other investors in NxtPhase subscribed to Class A Preferred Shares in NxtPhase as part of a recapitalization of NxtPhase following the Restructuring as outlined in section 1.4 below. In conjunction with the purchase of the Class A Preferred Shares, Perseus was granted an option ("the Perseus Option") to acquire 100% of NxtPhase or substantially all its assets for the aforementioned Purchase Price. At the same time, Perseus was granted the right to assign the Perseus Option and any rights related thereto to Beacon or any affiliate of Beacon.

        Evans & Evans understands the Report is required to provide guidance and support for the allocation of the Net Assets on the Beacon Power audited financial statements in accordance with relevant accounting standards.

        In arriving at the fair value of the Net Assets, Evans & Evans was requested by management of Beacon Power to allocate such Net Assets based not on the Purchase Price, but the fair market value of NxtPhase as determined by Evans & Evans under separate cover. The reader is advised to refer to the Valuation Report on NxtPhase T&D Corporation available directly from management of Beacon Power.

        Given the above, management of Beacon Power has requested the Report in order to provide an independent opinion of the fair value of the Net Assets in order to assist management of Beacon Power in allocating the Net Assets on the balance sheet of Beacon Power. The Report is not to be considered an opinion as to the fair market value of NxtPhase or the Net Assets. The Report is intended to serve only as an opinion as to the fair value of the Net Assets for financial statement disclosure.

        Evans & Evans was requested under separate cover to comment on the fair market value or price of NxtPhase. Evans & Evans was not requested to comment on the reasonableness of the Purchase Price for NxtPhase.

        Evans & Evans understands the Report may be submitted to the United States Securities and Exchange Commission ("SEC") and to Beacon Power's auditors.

        This Report is to provide to Beacon Power management with independent information, analysis, and an opinion that provides specific evidence as to the fair value related to the Net Assets as at the Valuation Date. It does not replace Beacon Power's own assessment of the value of NxtPhase or the Net Assets.

        As Evans & Evans is relying extensively on information, materials and representations provided to us by NxtPhase and Beacon Power's management and associated representatives, the authors of the Report require that Beacon Power and NxtPhase management confirm to Evans & Evans in writing that the information provided by each party to Evans & Evans and management's representations contained in the Report are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Report.

        Evans & Evans, or its staff and associates, does assume any responsibility or liability for losses incurred by Beacon Power, NxtPhase and/or their shareholders, management or any other parties as a result of the circulation, publication, reproduction, or use of the Report, or any excerpts thereto contrary to the provisions of this section of the Report. Evans & Evans also reserves the right to review all calculations included or referred to in the Report and, if Evans & Evans considers it necessary, to revise the Report in light of any information existing at the Valuation Date which becomes known to Evans & Evans after the date of the Report.

        Unless otherwise indicated, all monetary amounts are stated in United States dollars.

1.3   Background of NxtPhase T&D Corporation

        NxtPhase was incorporated under the Canada Business Corporations Act on March 17, 2004 and commenced business on August 17, 2004 when it acquired all the assets of NxtPhase Corporation ("the Restructuring"). The reader is advised to refer to section 1.4 below for additional details on the Restructuring. The Company has one wholly-owned subsidiary NxtPhase T&D Inc.

        The Company states its mission as:

    "In five years NxtPhase will be the leading world wide provider of optical sensor technology for digital substations, selling products to major utility suppliers and utilities.

    NxtPhase offerings will be technically advanced and uniquely offer a clear cost advantaged product to its customers."

        NxtPhase develops digital and fiber optic solutions for the high-voltage electric power industry. The Company has two broad product families: (1) patented optical sensing products for measurement of high current and voltage; and (2) relay and recorder products for protection and monitoring of electrical power systems.

        The reader is advised to refer to Appendix 1.0—NxtPhase 2005 Business Plan for further information on the Company's products, markets and corporate objectives.

1.4   The Restructuring

        On August 17, 2004 all the assets of NxtPhase Corporation (incorporated on June 26, 1997 under the laws of the Province of British Columbia and continued under the Canada Business Corporations Act on May 26, 1998) were transferred to the secured creditors of NxtPhase Corporation ("the Secured Creditors") and NxtPhase Corporation ceased active operations. The Secured Creditors then transferred these assets into the Company, a newly formed entity. As consideration for the transfer, the Company issued 1.0 million common shares from treasury at a deemed value of $4.0 million. The deemed value was arrived at based on the price obtained for the issuance of Class A Preferred Shares after adjusting for the relative rights attached to the preferred shares and the common shares. The purchase of the NxtPhase Corporation assets was accounted for using the purchase method and the fair value of the net assets acquired and liabilities assumed was as follows:

Fair Value
Cash	$277,516
Accounts Receivable	$376,079
Inventory	$554,081
Prepaid Expenses	$27,578

$1,235,254
Property, Plant and Equipment	$520,000
Patents and Intellectual Property	$4,423,977
Customer Relationships	$535,000

$5,478,977
Accrued Liabilities	$(30,000)
Deferred Revenue	$(25,000)
Due to Shareholder	$(385,210)
Obligation to Issue Preferred Stock	$(1,884,021)
Warranty Reserve for Future Obligation	$(390,000)

$(2,714,231)
$4,000,000

2.0   PURCHASE PRICE ALLOCATION

        It is the opinion of Evans & Evans given the scope and assumptions of the Report and with reference to its engagement letter with Beacon Power, that the fair value of the Net Assets as at the Valuation Date (i.e., December 31, 2004) is as follows:

US$
Current Assets
Cash	$2,898,854
Restricted Cash & Short-term Investments	$33,278
Accounts Receivable	$1,523,367
Inventory	$564,957
Prepaid Expenses	$41,393
Other Assets
Property, Plant and Equipment	$560,209
Patents and Intangible Assets—Relays & Recorders	$1,160,000
Patents and Intangible Assets—Optical Sensors	$1,300,000
Customer Relationships—Relays & Recorders	$980,000
Customer Relationships—Optical Sensors	$110,000
Customer Backlog—Relays & Recorders	$170,000
Customer Backlog—Optical Sensors	$0
Goodwill	$849,832

$10,191,890
Liabilities Assumed
Accounts Payable and Accrued Liabilities	$(1,358,948)
Deferred Revenue	$(13,273)
Warranty Reserve	$(469,669)

$(1,841,890)
Net Assets	$8,350,000

        This Report is subject to the scope of the work conducted (refer to section 5.0), as well as all of the assumptions made (refer to section 6.0) and to all of the other sections of the Report.

3.0   STATEMENT OF QUALIFICATIONS

        The Valuation Report preparation, and related fieldwork and due diligence investigations, were carried out by Michael A. Evans, and Richard W. Evans and Jennifer Lucas.

        Mr. Michael A. Evans, Principal, founded Evans & Evans, Inc. in 1989. For the past sixteen years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period he has been involved in the preparation of over 500 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes. Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales. Mr. Evans also possesses several years' management experience in the food services industry with McDonald's Restaurants of Canada Ltd. in Richmond, British Columbia (1977-1980).

        Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designation of Chartered Financial Analyst (CFA); and the professional designation of Chartered Business Valuator (CBV). Mr. Evans is a member of the Association for Investment Management and Research (AIMR), the Institute of Chartered Financial Analysts (ICFA), the Vancouver Society of Financial Analysts (VSFA) and the Canadian Institute of Chartered Business Valuators.

        Richard W. Evans, Principal, began full-time work with Evans & Evans, Inc. in 1994. Since then he has been involved in the financial services and management consulting fields and has been involved in the preparation of over 300 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to the Vancouver and Alberta Stock Exchanges and the British Columbia and Alberta Securities Commissions as well as for private purposes.

        For ten years previous to this, he was extensively involved in the computer industry in Vancouver where he served for two years as the General Manager of Sidus Systems Inc. responsible for the company's C$15 million business operation in Western Canada. Previous to this, he spent eight years with Digital Equipment of Canada Limited where he was laterally involved in a sales, marketing and management capacity in the company's direct and channel organizations. In his capacity with Digital and Sidus he was involved in assessing and assisting various technology companies with their marketing and financial operations.

        Furthermore, he was involved with over fifty software, hardware and telecommunications organizations in establishing various OEM, distribution and VAR marketing agreements with Digital and Sidus. During his tenure with Digital he initially held positions as Technical Service and Support Analyst as well as System Integration Project Manager. As a Technical Service and Support Analyst he was responsible for reviewing various mainframe, mini-computer and PC software and network applications as well as supporting a variety of Digital software applications. In this capacity he was involved with over thirty different western Canadian corporate accounts. As a System Integration Project Manager with Digital he was involved directly in the software development process.

        This included formal training and experience in software development and design and in undertaking reviews regarding software construction using a "Plan, Design, Implement and Manage" methodology. In this capacity he was involved with a number of large corporate accounts in installing and servicing various software applications.

        Mr. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1984) where he graduated with honors. Mr. Evans holds the professional designation of Chartered Business Valuator and is a member of the Canadian Institute of Chartered Business Valuators.

        Ms. Jennifer Lucas, MBA, CBV joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries. For the past seven years at Evans & Evans Ms. Lucas has been involved in writing and reviewing over 200 hundred valuation and due diligence reports for public and private transactions.

        Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993) and a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designation of Chartered Business Valuator and is a member of the Canadian Institute of Chartered Business Valuators.

4.0   DEFINITION OF FAIR VALUE, GOODWILL AND INTANGIBLE ASSETS

  Definition of Fair Value

        In June of 2001, the Financial Accounting Standards Board in the United States issued SFAS No. 141 Accounting for Business Combinations and SFAS No. 142 Accounting for Business Combinations that were created in order to (1) improve financial reporting by improving the comparability of financial information; (2) better reflect the investment made in an acquired entity; (3) provide more complete financial information; and, (4) promote international harmonization.

        Upon introduction of SFAS No. 141 and No. 142 in the U.S., the Canadian accounting bodies adopted their own standards. On July 1, 2001 and January 1, 2002, the Accounting Standards Board in Canada issued a new Handbook Section 1581, Business Combinations, to replace the existing Section 1580. Section 1581 requires all business combinations to use the purchase method of accounting and provides new guidance on the classification of an intangible asset separately from goodwill. The AcSB has also issued a new Section 3062, Goodwill and Other Intangible Assets, which requires intangible assets with an indefinite life and goodwill to be tested for impairment on an annual basis.

        Section 3062 and SFAS No. 142 deal with the valuation and reporting of goodwill and other intangible assets after their acquisition. The main change in accounting for these assets is that goodwill and other intangible assets with indefinite lives are no longer subject to amortization based on a fixed annual charge. Instead, these assets must be tested annually to determine whether their fair value has been impaired.

        Paragraph 3062.05 of the AcSB defines fair value as:

    "the amount of consideration that would be agreed upon in an arm's length transaction between knowledgeable, willing parties who are under no compulsion to act."

        The Statement of Financial Accounting Concepts No. 7 as issued by the Financial Accounting Standards Board defines "fair value" as:

    "The amount at which that asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced or liquidation sale."

        Fair value for purposes of Section 3062 and SFAS No. 141 and 142 is generally assumed to be equivalent to the definition of fair market value typically adopted by business valuators.

        In this Report, fair market value is defined as the highest price available in an open and unrestricted market between informed and prudent parties, acting at arms' length and under no compulsion to act, expressed in terms of cash.

        With respect to the market for the shares of a company or division viewed "en bloc" there are, in essence, as many "prices" for any business interest as there are purchasers and each purchaser for a particular "pool of assets", be it represented by overlying shares or the assets themselves, can likely pay a price unique to it because of its ability to utilize the assets in a manner peculiar to it.

        In any open market transaction, a purchaser will review a potential acquisition in relation to what economies of scale (e.g., reduced or eliminated competition, ensured source of material supply or sales, cost savings arising on business combinations following acquisitions, and so on), or "synergies" that may result from such an acquisition. Theoretically, each corporate purchaser can be presumed to be able to enjoy such economies of scale in differing degrees and therefore each purchaser could pay a different price for a particular pool of assets than can each other purchaser. Based on our experience, it is only in negotiations with such a special purchaser that potential synergies can be quantified and even then, the purchaser is generally in a better position to quantify the value of any special benefits than is the vendor.

        Section 3062 does not provide guidance with respect to consideration of synergistic benefits and strategic advantage when determining the fair value of an intangible asset or reporting unit. Guidance provided by the AICPA indicates that in estimating fair value of the assets, valuation specialists should not take into consideration any company specific benefits or cost savings acquired because investment value and buyer specific value do not conform to the concept of fair value, as that term is defined by generally accepted accounting principles. Furthermore, if the acquiring company pays any significant consideration for synergistic or strategic benefits in excess of those expected to be realized by market participants, the valuation specialist would identify those excess benefits and remove them from the valuation of the acquired assets. Under this approach, the assumptions to be used in making estimates of fair value would reflect the best estimate of how market participants would benefit from use of the asset being acquired and therefore fair value is to be determined with reference to the market as a whole, rather than reflecting the specific characteristics of a single purchaser.

        Accordingly, fair value as defined in Section 3062 does not include synergistic benefits or strategic advantages that were only available to a specific acquirer. Instead, the price should reflect the hypothetical market price based on the assumptions market participants would use in their estimates of value. To the extent the hypothetical market includes strategic purchasers, fair value as defined in Section 3062 as it applies to reporting units or intangible assets would include synergistic benefits and strategic advantages to some degree but would not necessarily include such benefits and advantages specific to a particular purchaser.

        Accordingly, the authors of the Report have not reflected any special purchaser or synergistic considerations in the indication of fair value of the Net Assets.

  Definition of Intangible Assets and Goodwill

        Goodwill and other intangible assets now require separate line item disclosure. They should not be grouped as "Goodwill and other Intangibles" as has commonly been done in the past. Such intangible assets are now amortized subject to their useful life while goodwill is not amortized but instead is tested annually for impairment.

        Intangible asset classes include patents, trademarks, trade secrets, licensing agreements, contractual and non-contractual customer relations, proprietary but non-patented systems, people subject to employment contracts, backlog, and other intellectual property.

        Intangible value is only recognized separately from goodwill if it arises from a legal right or, if not, it is separable—that is, it is capable of being sold.

        Goodwill is specifically defined for purposes of the Section 3062 (Paragraph 3062.05) as:

    "the excess of the cost of an acquired enterprise over the net of the amounts assigned to assets acquired and liabilities assumed. The amount recognized as goodwill includes acquired intangible assets that do not meet the criteria in BUSINESS COMBINATIONS, Section 1581, for recognition as an asset apart from goodwill."

        By default, goodwill includes the value of an assembled work force of "at will" employees who are not bound by contract and, in large part, synergies because synergies have no value if separated from the business.

5.0   SCOPE OF WORK CONDUCTED

        The authors of the Report have reached the assessments contained here within by relying on the following:

  •
  Conducted a site visit to NxtPhase facilities in both Vancouver, British Columbia and Phoenix Arizona in January of 2005. Overall, the Company's facilities are well laid out and are more than adequate for the current level and short-term projected level of operations. In conjunction with the Restructuring, NxtPhase has consolidated its physical operations in an effort to reduce corporate overhead. Currently the Company's leased space exceeds its requirements.

  •
  Interviewed key members of the Company's management team. The interviews were conducted to elicit management perceptions of its actions. The authors of the Report found that the Company management has a clear understanding of the goals and objectives of the Company, both short and long term, and of steps that must be undertaken in order to achieve those goals and objectives.

  •
  Reviewed the Company's Business Plan for the year ended December 31, 2005.

  •
  Reviewed a Corporate PowerPoint Presentation dated January 2005.

  •
  Reviewed the Company's website at www.nxtphase.com.

  •
  Reviewed the website of the Company's marketing partner VA Technologie AG of Austria ("VA Tech"). On February 9, 2005 over 90% of VA Tech's issued and outstanding common shares were tendered to Siemens AG of Germany.

  •
  Reviewed the Company's management-prepared five year financial projections.

  •
  Reviewed the Company's consolidated balance sheet as at August 17, 2004 as audited by KPMG LLP Chartered Accountants of Vancouver, British Columbia.

  •
  Reviewed the management-prepared financial statements for the Company for the period August 17, 2004 to September 30, 2004 and the period August 17, 2004 to December 31, 2004.

  •
  Reviewed financial statements for NxtPhase Corporation for the years ended December 31 2001 - 2003 as audited by KPMG LLP Chartered Accountants of Vancouver, British Columbia.

  •
  Reviewed the management-prepared financial statements for NxtPhase Corporation for the period January 1, 2004 to August 16, 2004.

  •
  Reviewed a copy of the Company's accounts receivable aging report as of January 18, 2005. The majority of the Company's receivables are current (97%). With a nominal amount outstanding over 60 days.

  •
  Reviewed a schedule of the Company's Capital Assets as at August 17, 2004 and December 31, 2004.

  •
  Reviewed a detailed inventory listing for the Company as at December 31, 2004.

  •
  Reviewed the Company's order backlog by customer as of December 31, 2004. Also reviewed a customer list for 2004.

  •
  Reviewed the Company's optical sensors orders for 2004.

  •
  Reviewed summary documents outlining the proprietary processes developed and maintained by the Company as it relates to its products and manufacturing methodologies.

  •
  Reviewed the Draft Arrangement Agreement between the Company, Beacon Power and Beacon Acquisition Co.

  •
  Reviewed the Securities Purchase Agreement dated November 12, 2004 between NxtPhase, Perseus 2000, LLC ("Perseus"), El Dorado Investment Company ("El Dorado"), Working Opportunity Fund (EVCC) Ltd. ("WOF"), GE Capital Equity Holdings, B.V. ("GE Capital"), Hydro-Quebec Capitech Inc. ("HQC"), Canadian Science and Technology Growth Fund Inc. ("CSTGF") and OPG Ventures Inc. ("OPG"). Perseus, El Dorado, WOF, GE Capital, HQC, CSTGF and OPG are collectively referred to as the Purchasers. The Purchasers held the common shares of the Company following a foreclosure on all the assets of NxtPhase Corporation. In transferring the above-noted assets, the Purchases made loans to an interim receiver for NxtPhase and in exchange for repayment thereof the Purchasers accepted Class A Preferred Shares in the Company at a deemed price of $4.50 per share. In addition to the issuance of Class A Preferred Shares for repayment of loans, the Purchasers subscribed to additional purchases of Class A Preferred Share such that in total 1,548,718 Preferred Shares were issued for total gross proceeds of $6,969,231.

  •
  Reviewed the Investor Rights Agreement dated November 12, 2004 between the Company and the Purchasers (as defined in the bullet point above). Under the agreement, Perseus was granted an option to acquire all of the common stock or substantially all of the assets of the Company at a price of $17.1 million. The Perseus Option, which may be assigned by Perseus to Beacon Power, expires on November 12, 2005.

  •
  Reviewed the Noteholder's Agreement dated August 17, 2004 between the Purchasers. Each of the Purchasers was party to a Securities Purchase Agreement dated June 20, 2003 whereby each Purchaser purchased units of Senior Secured Convertible Demand Promissory Note ("Secured Notes"), Class D Shares of NxtPhase Corporation and warrants to acquire shares in NxtPhase Corporation. On March 4, 2004, Perseus informed NxtPhase Corporation it was in default of the Secured Notes and the Purchasers foreclosed on NxtPhase Corporation's assets.

  •
  Reviewed the Pledge and Security Agreement dated June 26, 2003 between NxtPhase Corporation and Perseus. The agreement relates to a Senior Secured Convertible Demand Promissory Note in the amount of $3.5 million. As security NxtPhase Corporation pledged all of NxtPhase Corporation's assets and property.

  •
  Reviewed the Purchase and Sale Agreement dated August 17, 2004 between the Purchasers. Under the agreement, Perseus and El Dorado agreed to purchase certain common shares issued by the Company from WOF, GE Capital, HQC, CSTGF and OPG as part of the Restructuring.

    Perseus and El Dorado purchased 10.4815% of the common shares of the Company from the other parties to the agreement for a total of $471,500.

  •
  Reviewed a document outlining the terms of the Class A Preferred Shares of the Company. The liquidation value of the Class A Preferred Shares is an amount equal to the issue price ($4.50) multiplied by 1.5 plus all accrued but unpaid dividends. The Class A Preferred Shares carry a cumulative preferential dividend of 8% per annum. The Class A Preferred Shares are voting.

  •
  Reviewed a listing of common shareholders of the Company.

  •
  Reviewed a schedule of the Company's material contracts.

  •
  Reviewed the License Agreement between the Company and The Texas A&M University System ("Texas A&M"). Texas A&M is the owner of certain intellectual property related to fiber optic sensors for the measurement of electric power systems parameters ("the Texas A&M IP").    The Company secured an exclusive license to the Texas A&M IP on August 17, 2004. The agreement is exclusive for the field of electric power systems and non-exclusive for application in the measurement of fluid flows and applications involving the magnetic or optical storage of electronic data. The initial license fee was $75,000 plus $9,358.85 relating to patent expenses owed by NxtPhase Corporation to Texas A&M plus $15,000 in royalties due. The royalty under the agreement is 1% of sales. The agreement is in effect until December 31, 2005. The Company and Texas A&M have outlined the terms of a Long-Term License Agreement for the exclusive use of the Texas A&M IP until the expiry of the last patent the terms of which include: (1) an additional royalty of 0.5% of net sales; (2) issuance to Texas A&M of common shares in NxtPhase (if the Proposed Transaction were to occur before the agreement is entered into Texas A&M would receive Beacon Power shares); (3) a minimum annual royalty of $45,000 for years 2005, 2006 and 2007 and $30,000 for 2008 and every year thereafter; and, (4) in 2008 NxtPhase would have the option of paying a royalty redemption fee of $300,000 and no further payments would be required.

  •
  Reviewed the NxtPhase Corporation Intellectual Property Schedule updated July 31, 2004. The schedule included patents owned by the Company, licensed patents, licensed inventions, trademarks, product names, logos, corporate names, slogans and domain names. In addition, the schedule contained al listing of corporate policies and procedures in existence by business area. An online verification and review of the patents found that certain of the patents were still assigned to NxtPhase Technologies SRL or NxtPhase Corporation. Evans & Evans was subsequently advised by management of the Company that NxtPhase is in the process of ensuring all appropriate assignment agreements have been filed with the U.S. Patent and Treaty Office for all U.S. patents.

  •
  Reviewed an executive summary of the report "The U.S. Merchant Market for Transformers in the Electronics Industry" as prepared by Venture Development Corporation of Natick, Massachusetts.

  •
  Reviewed information on the Company's market from such online and offline sources as: Frost and Sullivan, Transmission and Distribution, U.S. Energy Information Association, Freedonia Research, Strategis, U.S. Bureau of Statistics, The Energy Forum, U.S. Department Of Energy, Electricity Today, Canadian Environmental Assessment Agency, Canadian Institute of Energy, www.power-technology.com, and the Electric Power Research Institute.

  •
  Conducted a general review of the power transmission and distribution market through interviews with industry participants including: Siemens Energy Transmission and Distribution Group, BC Hydro, British Columbia Transmission Corporation, British Columbia Utilities Commission, Independent Power Producers Society of Alberta, Association of Power Producers

    of Ontario, Areva Group, Alstom T&D Transformer Service, ABB Group, GE Industrial Systems and Trench Limited.

  •
  Evans & Evans requested but was not provided with certain fairness opinions respecting the Proposed Transaction prepared for the board of directors and investors of Beacon Power and NxtPhase. Had such information been made available to Evans & Evans, valuation approaches, assessments and conclusions may have differed and differed materially.

6.0   CONDITIONS OF THE REPORT

  •
  The Report may not be issued, nor relied upon by any party beyond Beacon Power, Beacon Power's auditors and the SEC, nor can it be issued to any U.S. stock exchange/regulatory authorities.

  •
  The Report may not be issued and/or used to support any type of value with any legal authorities, nor other foreign stock exchanges, or other regulatory authorities, nor Canada Revenue Agency nor the Internal Revenue Service. Such use is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter.

  •
  Evans & Evans, Inc. has also relied upon a letter of representation obtained from the officers and management of Beacon Power and NxtPhase wherein they confirm that all representations and warranties (including historical costing and technology ownership issues) that they made to the authors of the Report, including a general representation that they have no information or knowledge of any material facts or information not specifically noted in this Report, which, in their view, would reasonably be expected to affect the assessments herein.

  •
  Evans & Evans, Inc. makes no recommendations, either expressed or implied, as to the suitability of Beacon Power and NxtPhase as described herein, or their securities, as investments.

  •
  The authors of the Report have relied upon information from management with respect to historical customer revenues and identified revenues for such customers in the future. Evans & Evans has not verified the status of such future projected revenues. Aspects of the Report are based on the assumption that such information is accurate and complete. Any change in such customer information may result in the valuation conclusions contained herein differing, and differing materially.

  •
  Evans & Evans, Inc. has not verified the status of any of NxtPhase's potential legal affairs and/or matters and can, therefore, provide the reader no comfort or make any comments as to whether there are any off-balance sheet items or contingencies, claims, possible claims, substantial commitments, or litigation pending or threatened against Beacon Power, NxtPhase and/or any of the Directors/Officers of the Beacon Power or Company.

  •
  The Report, and more specifically the assessments and views contained therein, is meant as independent review of the Net Assets as at December 31, 2004. The authors of the Report make no representations, conclusions, or assessments, expressed or implied, regarding NxtPhase or events after the date of Report.

  •
  The information and assessment contained in the Report pertain only to the conditions prevailing at the time the Valuation Report was substantially completed during January 11, 2005 to February 28, 2005.

  •
  Changes in market conditions could result in current value results and indications substantially different than those presented at the stated Valuation Date within the Report.

  •
  This analysis and Report does not constitute in any manner a tax opinion or a fairness opinion and may not now, or in the future, be used for either of those purposes.

  •
  Evans & Evans has not carried out any audit procedures or otherwise attempted to independently verify the financial information as set out above.

7.0   ASSUMPTIONS OF THE REPORT

        In arriving at its conclusions, Evans & Evans have made the following assumptions:

          1)    An audit of the NxtPhase financial statements for the period August 17, 2004 to December 31, 2004 would not result in any material changes to the management-prepared financial statements provided to the authors of the Report.

          2)    Evans & Evans has assumed that the NxtPhase and all of its related parties and their principals have no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Report, that would affect the evaluation or comments.

          3)    NxtPhase's accounts receivable as at the Valuation Date will be collected in a timely manner and accordingly their fair value is equal to their book value.

          4)    A notional purchaser of the NxtPhase Intellectual Property would enter into a non-compete and management contract with Dr. Blake for a minimum period of four years.

          5)    The Company's income tax rate is 40%.

          6)    NxtPhase would have sufficient working capital in order to fund losses in 2005. Management of NxtPhase estimates such amount to be in the range of $1.64 million.

        This Report is based upon information made available to Evans & Evans and on the assumptions that have been made. Evans & Evans reserves the right to review all information and calculations included or referred to in this Report and, if we consider it necessary, to revise our views in the light of any information which becomes known to us during or after the date of this Report.

8.0   FINANCIAL STATEMENTS

        Evans & Evans reviewed the NxtPhase balance sheet and income statements for the years ended December 31 as referenced in Section 5.0 of the Report.

        The historical results are common-sized for reference in Appendix 2.0—NxtPhase Historical Financial Statements. For information purposes, the authors of the Report have included certain historical financial data for NxtPhase Corporation in order to provide the reader with a background on the operations of the Company prior to the Restructuring.

9.0   FINANCIAL PROJECTIONS

        Management of NxtPhase did provide projected results for the years ended December 31, 2005 to 2008 for NxtPhase. The projected results for 2009 are an extrapolation of 2008 management-prepared forecasted results. The authors of the Report reviewed the assumptions upon which the projected results were based with management of NxtPhase.

        The reader is advised to refer to Appendix 3.0—NxtPhase Financial Projections for more detail.

10.0 VALUATION METHODOLOGIES

        In valuing an asset and/or a business, there is no single or specific mathematical formula. The particular approach and the factors to consider will vary in each case. Valuation approaches are primarily income based or asset based. Income based approaches are appropriate where an asset and/or enterprise's future earnings are likely to support a value in excess of the value of the net assets employed in its operation. Commonly used income based approaches are the Capitalization of Indicated Earnings or Cash Flow and Discounted Cash Flow. Asset based approaches can be founded on either going concern assumptions (i.e. an enterprise is viable as a going concern but has no commercial goodwill) or liquidation assumptions (i.e. an enterprise is not viable as a going concern, or going concern value is closely related to liquidation value).

        Valuation approaches applicable to determining value of technology-based assets and companies that are comprised predominantly of intangible assets (e.g. software, web-based processes and communication protocols, optimization techniques, alpha and beta research and patents) can be grouped into five general categories:

          (1)   Cost Approach;

          (2)   Market Approach (or sales comparison approach);

          (3)   Income-based Approach;

          (4)   Rules-of-Thumb Approach; and

          (5)   Combination of any of the above approaches.

        As there are many definitions of cost, the Cost Approach generally reflects the original cost of the assets and/or business in question or the cost to reproduce the intangible assets of the business itself. This approach is premised on the principle that the most a notional purchaser and/or an investor will pay for an investment is the cost to obtain an investment of equal utility (whether by purchase or reproduction).

        The Market or Sales Comparison Approach uses the sales price of comparable assets as the basis for determining value. If necessary, the market transaction data is adjusted to improve its comparability and applicability to the asset being valued.

        The Income-based Approach considers the expected future earnings to be derived through the use of the asset. The present value of the expected future earnings is determined with the application of a discount or capitalization rate, reflecting the investor's required rate of return on investment.

        The Rules-of-Thumb Approach can be applied to certain assets to serve as useful determination of value when industry professionals provide specific information as to standard industry characteristics and/or acknowledged and accepted rules. Rules-of-Thumb often involve the input of specific industry competitors and professionals to indicate certain measurable criteria that can be assessed and applied to as indications of value.

        Lastly, a combination of the above approaches may be necessary to consider the various intangible elements that are often found within high technology companies and/or are associated with software and intellectual property. For example, the use of a Modified Cost Approach, with an attached discount and/or premium to adjust the value based on a case-by-case assessment of the business, may be made to the industry rules of thumb.

  Fair Value Determinations of Intangible Assets and Goodwill

        When reviewing intangible assets included in the acquisition price of a company, one must consider:

          1.    The type of intellectual property acquired.    Acquired intellectual property may include patents, trademarks, copyrights or other intellectual property assets. It is important that the acquiring company plan to use such intangible assets and are capable of separate valuation.

          2.    Ownership of the intellectual property.    One must consider whether the intellectual property purchased is owned outright, is licensed from a third party or is licensed to third parties. Where an intangible asset has been licensed to a third party, the royalty stream must be valued.

          3.    How the intellectual property was acquired or developed.    In cases where part or all of an acquired company's intellectual property was previously purchased, it will likely require separate valuation and previous transactions may play a role in determining fair value at the Valuation Date.

          4.    Status of intellectual property litigation.    A valuator must consider any pending or current litigation when determining fair value.

          5.    Protection of the intellectual property.    In cases where no formal patent or trademark exists one must consider the actual costs incurred to date in relation to the projected future cash flows expected to be associated with intellectual property.

        Identifiable intangible assets and goodwill are valued at their fair value having regard for the unique future contribution they can make to the business in question and fair value is generally determined under an income-based approach.

        The general approach to accounting for business combinations, whether (1) a direct purchase of net assets or (2) a purchase of control, is a three-step process:

          1.     Measure the cost of the purchase.

          2.     Determine the fair values of the assets and liabilities acquired.

          3.     Allocate the cost on the basis of the fair values.

        The acquirer may pay for the assets (1) in cash or other assets, (2) by issuing its own shares as consideration for the net assets acquired, or (3) by using a combination of cash and shares.

        When the purchase is by cash the total cost of the net assets acquired is equal to the cash value. When the purchase is paid for with other assets, the cost is measured by the fair value of the assets surrendered in exchange.

        When shares are issued as consideration for the purchase, the cost of the purchase is the value of the shares issued. If the acquirer is a public company, then the valuation of the shares issued is based on the market value of the existing shares. Valuation of shares issued by a private company is considered to be somewhat judgmental. If it is not feasible to place a reliable value on the shares issued, it will instead be necessary to rely upon the fair value of the net assets acquired in order to measure the cost of the purchase. In practice, the fair values assigned to the acquired assets and liabilities in a purchase by a private corporation often are similar to their recorded book values on the books of the acquiree.

        Fair values should be determined for all identifiable assets (and liabilities) acquired, whether or not they appear on the balance sheet of the selling company.

        One type of asset and/or liability that is not given a fair value is any future income tax amounts that appear on the selling company's balance sheet. These are not assets and liabilities from the standpoint of the buyer, since they relate solely to the differences between tax bases and accounting carrying values on the books of the acquired company.

        Companies must also support the useful life of the intellectual property, which may not be equal to its legal life, i.e., a patent is valid for 20 years but the technological life of the patented technology is often quite less.

  Determination of Useful Life

        Companies must also support the useful life of intellectual property, which may not be equal to its legal life, i.e., a patent is valid for 20 years but the technological life of the patented technology is often quite less.

        The useful life of an intangible asset is the period over which the asset is expected to contribute directly or indirectly to the future cash flows of the company.

        In estimating the useful life of an intangible asset, all pertinent factors must be analyzed, including:

  •
  The expected use of the intangible asset by the acquirer.

  •
  The expected useful life of another asset or a group of assets to which the useful life of the asset may relate (e.g., mineral rights to depleting assets).

  •
  Any legal, regulatory, or contractual provisions that may limit the maximum useful life.

  •
  Any legal, regulatory, or contractual provisions that enable renewal or extension of the asset's legal or contractual life without substantial cost (provided that there is evidence to support renewal or extension and renewal or extension can be accomplished without material modifications of existing terms and conditions).

  •
  The effects of obsolescence, demand, competition, and other economic factors (e.g., stability of the industry, known technological advances, legislative action that results in an uncertain or changing regulatory environment, and expected changes in distribution channels).

  •
  The level of maintenance expenditures required to obtain the expected future cash flows from the asset (e.g., a material level of required maintenance in relation to the carrying amount of the asset may suggest a very limited useful life).

11.0 VALUATION APPROACHES RELATED TO THE ASSETS

  NxtPhase Purchase Price Determination

        In order to allocate the purchase price of NxtPhase amongst the Net Assets acquired, it was first necessary to determine the "price" paid for 100% of the issued and outstanding shares of NxtPhase.

        With regards to the acquisition of NxtPhase by Beacon Power, the consideration for the shares of NxtPhase is to consist of the number of Beacon Power common shares equal to $17.1 million. The deemed price of the Beacon Power common shares will be the weighted average of the 20-day trading price prior to the closing of the Proposed Transaction. As at the date of the Report, the number of Beacon Power common shares to be issued has not yet been determined.

        Beacon Power management has requested Evans & Evans allocate the fair value of the Net Assets based on the fair market value of NxtPhase as arrived at separately by Evans & Evans and not $17.1 million as outlined in the Arrangement Agreement.

        The reader is advised to refer to the Valuation Report on NxtPhase T&D Corporation as prepared by Evans & Evans and available directly from management of Beacon Power.

  Fair Value of Tangible Assets and Liabilities

        As at the Valuation Date, NxtPhase had certain tangible assets and liabilities on its balance sheet.

        NxtPhase's tangible assets and liabilities are outlined in the table below, along with the method utilized in determining their respective fair values as at the Valuation Date:

Description of Asset or Liability	Method Used to Determine Fair Value	Rationale
Cash	Book Value	No adjustment required.
Restricted Cash & Short-term Investment	Book Value	No adjustment required to restricted cash. The short-term investment reflected market value as at the Valuation Date.
Accounts Receivable	Book Value	Evans & Evans did review the Company's aged accounts receivable listing and found over 90% of the receivables to be current and accordingly no adjustment was deemed appropriate.
Inventory	Book Value
Evans & Evans did review the Company's inventory listing as at the Valuation Date. Further, Evans & Evans discussed with management that limited inventory has been maintained due to working capital constraints. The Company did complete an inventory count as at December 31, 2004 and made adjustments accordingly.
Prepaid Expenses	Book Value	Such amounts and benefits will accrue to Beacon Power upon acquisition.
Accounts Payable and Accruals	Book Value	Such amounts do require re-payment and are not the subject of any dispute.
Deferred Revenue	Book Value	Relates to payments on orders received but not yet shipped. Such amount does represent a liability as Beacon Power is required to fulfill such orders.

Warranty Reserve	Book Value
The Company provides a 10-year warranty on relay and recorder products and up to two-years on optical sensors. Accordingly, the Company accrues a warranty reserve related to potential warranty claims going forward. Such warranty obligations will be transferred to Beacon Power.

  Fair Value of Property, Plant and Equipment

        In arriving at the fair value of "Property, Plant and Equipment" as noted on the Company's balance sheet, Evans & Evans reviewed the actual costs associated with such assets in relation to their book value. In addition, Evans & Evans reviewed the fixed asset listing by physical office location as at December 31, 2004 and toured and inspected the assets in the Company's Vancouver and Phoenix facilities.

        As at the date of the Restructuring (i.e., August 17, 2004) the Company wrote down certain property, plant and equipment as the consideration that could be obtained at auction or in other used equipment markets. Evans & Evans in its discussions with industry participants noted that there was no such change in the equipment markets to warrant a downward or upward adjustment of these amounts as at the Valuation Date.

        Accordingly, the fair value of property, plant and equipment was deemed to equal the book value.

  Fair Value of Intangible Assets

        In arriving at the fair value of the Net Assets, it was first necessary for the authors of the Report to determine, what, if any intangible assets were capable of separate valuation in order to determine the amount of goodwill created under the Proposed Transaction.

        Upon reviewing the Company's operations, Evans & Evans deemed it appropriate to separately value the intellectual property associated with the Company's relay and recorder products ("the Relay & Recorder IP") and the optical products ("the Optical IP"). Evans & Evans further determined the fair value of the Relay & Recorder IP and the Optical IP as it relates to existing products and to in-process research and development (i.e., new products and enhancements going forward). Collectively the Relay & Recorder IP and the Optical IP are referred to as the "NxtPhase Product IP".

        The fair value of the patents, trademarks and copyrights associated with the NxtPhase Product IP were not deemed capable of separation and hence are included in the overall fair value determination.

        Valuation theory suggests that when determining the fair value of intangible assets it is important to consider the future cash flows to be derived by the acquiring company in employing such assets. Evans & Evans utilized a Discounted Cash Flow Approach in arriving at the fair value of the NxtPhase Product IP in light of the Company's current operating history, (i.e., historical revenues) and the projected revenues going forward.

  Fair Value of Backlog

        Evans & Evans deemed it appropriate to determine the fair value of the customer backlog as at the Valuation Date as an identifiable intangible asset. Evans & Evans separately determined the fair value of the backlog associated with Relay & Recorder products and that associated with Optical products.

        General theory holds that an order or production backlog that arises from contracts, such as purchase or sales orders, meets the contractual-legal criterion and should be recognized as an intangible asset apart from goodwill. Accordingly, this asset should be recognized separately from goodwill even if the purchase or sales orders are cancelable.

        As at the Valuation Date NxtPhase had approximately $800,000 of backlog in the Relay & Recorder division and $196,000 in the Optical division for which purchase orders had been received. Accordingly, in determining the fair value of the customer backlog, Evans & Evans utilized an income-based approach, determining the net present value of the contribution such backlog would make to the purchaser. Such a net present value was arrived at using risk-adjusted rates of return.

  Valuation of Customer Relationships

        In reviewing NxtPhase's customer list, Evans & Evans found NxtPhase did have certain customer relationships in place, and accordingly an income-based approach—name a Discounted Cash Flow Approach was utilized to determine the fair value of the customer relationships as at the Valuation. Evans & Evans separately determined the fair value of the Relay & Recorder customer relationships and the Optical customer relationships.

  Fair Value of Other Intangible Assets

        Evans & Evans also considered whether the Company had any other intangible assets capable of separate valuation, in doing so Evans & Evans found that the Company had no management contracts, royalty agreements or definable strategic relationships that warranted separate valuation.

        Evans & Evans carefully considered allocating a fair value to management contracts given the reliance of the Company on certain key technical personnel. However, as at the Valuation Date, such key technical personnel had not yet entered into management contracts and accordingly, no value could be attributed to such.

        Evans & Evans also reviewed the Company's agreement with VA Tech and determined that the fair value of such agreement as at the Valuation Date was not capable of separate determination.

        Evans & Evans did review a listing of the proprietary processes and documentation developed by the Company and concluded that the fair value of such intellectual property was reflected in the fair value of the NxtPhase Product IP.

  Fair Value of Goodwill

        After having determined the fair value of the intangible assets of NxtPhase, the goodwill was determined to be the difference between the purchase price and the net tangible and intangible assets acquired.

12.0 FAIR VALUE OF INTANGIBLE ASSETS RELATED TO RELAYS & RECORDERS

  Valuation of the Relay & Recorder Customer Backlog

        As at the Valuation Date, the Company had approximately $800,000 in backlog either for which purchase orders had been received or invoices issued.

        In arriving at the fair value of the customer backlog, Evans & Evans determined the contribution margin after accounting for direct costs to generate the revenues and contributory charges for working capital, use of the Relay & Recorder IP, use of capital assets and the workforce that resulted in the net expected contribution. Thereafter, the authors of the Report applied a risk adjusted discount rate of 10% to 15% to reflect the risk associated with generating these revenues in the two months following the Valuation Date.

        The fair value of the Relay & Recorder Customer Backlog was determined to be in the range of $170,000.

        The reader is advised to refer to Schedule 1.0—Fair Value of the Relay & Recorder Customer Backlog for further details.

  Valuation of the Relay & Recorder Customer Relationships

        The authors of the Report deemed it appropriate to utilize a Discounted Cash Flow Approach in arriving at the fair value of the customer relationships.

        Such an approach was deemed appropriate as NxtPhase has a history of revenues from its customer base and is projecting increased revenues and net income going forward. Further, such an approach considers the value of the cash flows that will be available to Beacon Power from the existing customer base.

        Evans & Evans selected discount rates in the range of 30% to 35% given the significant growth in revenues projected going forward. This resulted in a fair value for the Relay & Recorder customer relationships in the range of $980,000.

        The reader is advised to refer to Schedule 2.0—Fair Value of the Relay & Recorder Customer Relationships.

  Valuation of the Relay & Recorder IP

        Evans & Evans, Inc. undertook a Discounted Cash Flow Approach to determine the fair value of the Relay & Recorder IP. Evans & Evans deemed it appropriate to determine separately the fair value related to existing Relay & Recorder products and the fair value of certain product enhancements and new products (based on the core Relay & Recorder development work and processes to date).

        Accordingly, Evans & Evans undertook two separate Discounted Cash Flow Approaches to arrive at the fair value of the Relay & Recorder IP. The first step in the analysis was to adjust the projected Relay & Recorder revenues for amounts utilized in arriving at the fair value of the Relay & Recorder Customer Backlog and the Relay & Recorder Customer Relationships. Thereafter, certain assumptions were made to reflect the portion of revenues expected to be derived from existing products versus new products and product enhancements. In doing so, Evans & Evans considered the Company's current customer base, identified product development plans and the overall market for Relay & Recorder products.

        The reader is advised to refer to Schedule 3—Fair Value of the Relay & Recorder IP for further details on the work undertaken and the assumptions made.

        This resulted in a fair value for the Relay & Recorder IP was determined to be in the range of $1,160,000.

13.0 FAIR VALUE OF INTANGIBLE ASSETS RELATED TO OPTICAL PRODUCTS

  Valuation of the Optical Customer Backlog

        As at the Valuation Date, the Company had approximately $196,000 in backlog either for which purchase orders had been received or invoices issued.

        In reviewing the orders in the Optical Customer Backlog with management, Evans & Evans found that the projected gross margin from the two sales combined would be essentially nil. Given the Company was not projecting an overall positive gross margin, it was inappropriate to apply charges for the contributory assets required to fulfill such orders.

        The fair value of the Optical Customer Backlog was determined to be nil.

        The reader is advised to refer to Schedule 4.0—Fair Value of the Optical Customer Backlog for further details.

  Valuation of the Optical Customer Relationships

        The authors of the Report deemed it appropriate to utilize a Discounted Cash Flow Approach in arriving at the fair value of the customer relationships.

        Such an approach was deemed appropriate as NxtPhase has a limited history of revenues from its Optical customer base and is projecting increased revenues and net income going forward. Further, such an approach considers the value of the cash flows that will be available to Beacon Power from the existing customer base.

        Evans & Evans selected discount rates in the range of 35% to 40% given the significant growth in revenues projected going forward. Evans & Evans found that in reviewing the Company's Optical product sales, the Company's customer base was not as mature as that related to Relay & Recorders. Accordingly, with respect to Optical products, the Company was projecting a larger portion of revenues to be derived from new customers.

        The fair value for the Optical Customer Relationships in the range of $110,000.

        The reader is advised to refer to Schedule 5.0—Fair Value of the Optical Customer Relationships.

  Valuation of the Optical IP

        Evans & Evans, Inc. undertook a Discounted Cash Flow Approach to determine the fair value of the Optical IP. Evans & Evans deemed it appropriate to determine separately the fair value related to existing Optical products and the fair value of certain product enhancements and new products (based on the core Optical development work and processes to date).

        Accordingly, Evans & Evans undertook two separate Discounted Cash Flow Approaches to arrive at the fair value of the Optical IP. The first step in the analysis was to adjust the projected Optical revenues for amounts utilized in arriving at the fair value of the Optical Customer Backlog and the Optical Customer Relationships. Thereafter, certain assumptions were made to reflect the portion of revenues expected to be derived from existing products versus new products and product enhancements. In doing so, Evans & Evans considered the Company's current customer base, identified product development plans and the overall market for Optical products.

        The reader is advised to refer to Schedule 6.0—Fair Value of the Optical IP for further details on the work undertaken and the assumptions made.

        The fair value for Optical IP was determined to be in the range of $1,300,000.

14.0 VALUATION CONCLUSIONS

        In undertaking the above valuation approaches for the Net Assets, it was apparent that based on and subject to all of the foregoing, it is reasonable for Evans & Evans to outline that the fair value of the Net Assets acquired by Beacon Power are as follows:

US$
Current Assets
Cash	$2,898,854
Restricted Cash & Short-term Investments	$33,278
Accounts Receivable	$1,523,367
Inventory	$564,957
Prepaid Expenses	$41,393
Other Assets
Property, Plant and Equipment	$560,209
Patents and Intangible Assets—Relays & Recorders	$1,160,000
Patents and Intangible Assets—Optical Sensors	$1,300,000
Customer Relationships—Relays & Recorders	$980,000
Customer Relationships—Optical Sensors	$110,000
Customer Backlog—Relays & Recorders	$170,000
Customer Backlog—Optical Sensors	$0
Goodwill	$849,832

$18,941,890
Liabilities Assumed
Accounts Payable and Accrued Liabilities	$(1,358,948)
Deferred Revenue	$(13,273)
Warranty Reserve	$(469,669)

$(1,841,890)
Net Assets	$8,350,000

Yours very truly,
EVANS & EVANS, INC.
/s/ EVANS & EVANS

15.0 RESTRICTIONS AND CONDITIONS

        This Report is intended for the purpose stated in section 1.0 hereof and, in particular, is based on the scope of work and assumptions as to results that could reasonably be expected at the Valuation Date. The authors of the Report advise the reader to carefully review section 6.0 Conditions and section 7.0 Assumptions of the Report to understand the critical assumptions that the Report is based on. It is not to be the basis of any subsequent valuation and is not to be reproduced or used other than for the purpose of this Report without prior written permission in each specific instance. The Draft Report at all times remains the exclusive property of Evans & Evans, Inc. Evans & Evans reserves the right to review all information and calculations included or referred to in this Report and, if it considers necessary, to revise its views in the light of any information which becomes known to it during or after the date of this Report.

        The authors of the Report disclaim any responsibility or liability for losses occasioned to any parties including potential investors as a result of the circulation, publication, reproduction or use of this Report contrary to the provisions of this paragraph. This Report is based upon information made available to the authors of the Report and on the assumptions made.

16.0 STATEMENT OF INDEPENDENCE

        Evans & Evans, Inc. is, for the purposes of preparing this Report, an independent chartered business valuation firm. None of the partners, employees or associates of Evans & Evans, Inc., has, or anticipates the acquisition of any interest in the assets, shares or business undertakings of the Company or Beacon Power. Neither Evans & Evans, Inc. nor any of its affiliate is an advisor to the Company or Beacon Power.

17.0 APPENDICES AND SCHEDULES

        Appendix 1.0—NxtPhase 2005 Business Plan

        Appendix 2.0—NxtPhase Historical Financial Statements

        Appendix 3.0—NxtPhase Financial Projections

        Appendix 4.0—Required Rate of Return Assumptions

        Schedule 1.0—Fair Value of the Relay & Recorder Customer Backlog

        Schedule 2.0—Fair Value of the Relay & Recorder Customer Relationships

        Schedule 3—Fair Value of the Relay & Recorder IP

        Schedule 4.0—Fair Value of the Optical Customer Backlog

        Schedule 5.0—Fair Value of the Optical Customer Relationships

        Schedule 6.0—Fair Value of the Optical IP

APPENDIX 1.0
NXTPHASE 2005 BUSINESS PLAN
**Available Directly from Beacon Power Management**

APPENDIX 2.0

NXTPHASE HISTORICAL FINANCIAL STATEMENTS

NXTPHASE T&D CORPORATION

Consolidated Balance Sheet

					NxtPhase Corporation Historical Results
	December 31, 2004	% of Assets	September 30, 2004	% of Assets	August 17, 2004	% of Assets	August 16, 2004	% of Assets	December 31, 2003	% of Assets
	US$
Assets
Current Assets
Cash	2,898,854	100.0	364,574	100.0	315,016	100.0	358,932	100.0	2,134,982	100.0
Restricted Cash & Short-term Investments	33,278	1.1	31,706	8.7	0	0.0	571,381	159.2	235,574	11.0
Cash Held in Escrow	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Accounts Receivable	1,523,367	52.6	634,123	173.9	376,079	119.4	376,923	105.0	902,580	42.3
Investment Tax Credits Receivable	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Inventory	564,957	19.5	478,532	131.3	554,081	175.9	585,245	163.1	999,039	46.8
Prepaid Expenses	41,393	1.4	18,164	5.0	27,578	8.8	36,565	10.2	148,321	6.9

Prepaid Research and Development Materials	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0

	5,061,849	174.6	1,527,099	418.9	1,272,754	404.0	1,929,046	537.4	4,420,496	207.1
Other Assets
Property, Plant and Equipment	560,209	19.3	537,785	147.5	526,255	167.1	506,529	141.1	520,000	24.4
Patents and Other Intangible Assets	4,970,774	171.5	5,062,563	1,388.6	4,958,977	1,574.2	175,478	48.9	480,010	22.5
Goodwill	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Deferred Financing Costs	0	0.0	0	0.0	0	0.0	104,651	29.2	134,788	6.3

	5,530,983	190.8	5,600,348	1,536.1	5,485,232	1,741.3	786,658	219.2	1,134,798	53.2
Total Assets	10,592,832	365.4	7,127,447	1,955.0	6,757,986	2,145.3	2,715,704	756.6	5,555,294	260.2
Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable and Accrued Liabilities	1,358,948	46.9	305,979	83.9	36,255	11.5	1,262,045	351.6	2,139,546	100.2
Deferred Revenue	13,273	0.5	26,346	7.2	25,000	7.9	0	0.0	19,539	0.9
Current Portion of Capital Leases	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Current Portion of Shareholders Loan	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Convertible Short-term Debt	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Due to Vansco Electronics Ltd.	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Warranty Reserve	469,669	16.2	393,259	107.9	390,000	123.8	0	0.0	0	0.0

	1,841,890	63.5	725,584	199.0	451,255	143.2	1,262,045	351.6	2,159,085	101.1
Deferred Lease Inducement	0	0.0	0	0.0	0	0.0	174,000	48.5	222,000	10.4
Deferred Revenue	0	0.0	0	0.0	0	0.0		0.0	0	0.0
Capital Lease Obligations	0	0.0	0	0.0	0	0.0	25,415	7.1	52,124	2.4
Due to National Research Council	0	0.0	0	0.0	0	0.0	198,142	55.2	201,486	9.4
Due to Shareholder	0	0.0	385,210	105.7	385,210	122.3	2,337,648	651.3	40,000	1.9
Convertible Debentures, Net of Equity Portion	0	0.0	0	0.0	0	0.0	6,471,366	1,803.0	5,472,713	256.3

			385,210		385,210		9,206,571		5,988,323
Total Liabilities	1,841,890	63.5	1,110,794	304.7	836,465	265.5	10,468,616	2,916.6	8,147,408	381.6
Shareholders' Equity
Common Stock	4,000,000	138.0	4,000,000	1,097.2	4,000,000	1,269.8	2,744,646	764.7	2,744,646	128.6
Preferred Stock	6,969,231	240.4	0	0.0	0	0.0	66,293,980	18,469.8	59,355,547	2,780.1
Obligation to Issue Preferred Stock	0	0.0	2,459,021	674.5	1,921,521	610.0	0	0.0	0	0.0
Additional Paid in Capital	0	0.0	0	0.0	0	0.0	3,908,023	1,088.8	3,908,023	183.0
Deferred Stock Based Compensation	0	0.0	0	0.0	0	0.0	0	0.0	0	0.0
Deficit	(2,939,938)	(101.4)	(798,575)	(219.0)	0	0.0	(81,065,824)	(22,585.3)	(69,032,117)	(3,233.4)
Accumulated Other Comprehensive Income	721,648	24.9	356,207	97.7	0	0.0	366,263	102.0	431,787	20.2

	8,750,941	301.9	6,016,653	1,650.3	5,921,521	1,879.8	(7,752,912)	(2,160.0)	(2,592,114)	(121.4)
	10,592,831	365.4	7,127,447	1,955.0	6,757,986	2,145.3	2,715,704	756.6	5,555,294	260.2

	NxtPhase Corporation Historical Results
	December 31, 2002	% of Assets	December 31, 2001	% of Assets	December 31, 2000	% of Assets
	US$
Assets
Current Assets
Cash	5,133,224	100.0	408,330	100.0	4,332,594	100.0
Restricted Cash & Short-term Investments	229,994	4.5	16,059,450	3,933.0	0	0.0
Cash Held in Escrow	0	0.0	4,778,400	1,170.2	0	0.0
Accounts Receivable	692,029	13.5	1,370,160	335.6	151,966	3.5
Investment Tax Credits Receivable	239,959	4.7	1,260,000	308.6	950,000	21.9
Inventory	1,169,294	22.8	2,137,716	523.5	762,063	17.6
Prepaid Expenses	69,601	1.4	113,724	27.9	228,210	5.3

Prepaid Research and Development Materials	0	0.0	285,830	70.0	482,675	11.1

	7,534,101	146.8	26,413,610	6,468.7	6,907,508	159.4
Other Assets
Property, Plant and Equipment	2,676,642	52.1	5,152,154	1,261.8	2,255,254	52.1
Patents and Other Intangible Assets	1,371,671	26.7	3,889,466	952.5	5,614,999	129.6
Goodwill	385,078	7.5	607,500	148.8	810,000	18.7
Deferred Financing Costs	0	0.0		0.0		0.0

	4,433,391	86.4	9,649,120	2,363.1	8,680,253	200.3
Total Assets	11,967,492	233.1	36,062,730	8,831.8	15,587,761	359.8
Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable and Accrued Liabilities	1,762,241	34.3	2,785,918	682.3	1,362,966	31.5
Deferred Revenue	82,737	1.6	474,748	116.3	258,772	6.0
Current Portion of Capital Leases	0	0.0	57,674	14.1	149,212	3.4
Current Portion of Shareholders Loan	0	0.0	63,712	15.6	59,980	1.4
Convertible Short-term Debt	0	0.0	0	0.0	6,000,000	138.5
Due to Vansco Electronics Ltd.	0	0.0	0	0.0	2,015,054	46.5
Warranty Reserve	0	0.0	0	0.0	0	0.0

	1,844,978	35.9	3,382,052	828.3	9,845,984	227.3
Deferred Lease Inducement	294,000	5.7	573,408	140.4	0	0.0
Deferred Revenue	0	0.0	1,851,849	453.5	0	0.0
Capital Lease Obligations	15,115	0.3	29,363	7.2	116,555	2.7
Due to National Research Council	124,754	2.4	200,000	49.0	200,000	4.6
Due to Shareholder	80,000	1.6	127,424	31.2	179,940	4.2
Convertible Debentures, Net of Equity Portion	0	0.0		0.0		0.0

	513,869		2,782,044		496,495
Total Liabilities	2,358,847	46.0	6,164,096	1,509.6	10,342,479	238.7
Shareholders' Equity
Common Stock	2,744,647	53.5	68,791,979	16,847.2	17,317,104	399.7
Preferred Stock	49,511,379	964.5	0	0.0	0	0.0
Obligation to Issue Preferred Stock	0	0.0	0	0.0	0	0.0
Additional Paid in Capital	1,796,442	35.0		0.0		0.0
Deferred Stock Based Compensation	(8,624)	(0.2)		0.0		0.0
Deficit	(43,894,469)	(855.1)	(38,893,345)	(9,525.0)	(12,071,822)	(278.6)
Accumulated Other Comprehensive Income	(540,730)	(10.5)	0	0.0	0	0.0

	9,608,645	187.2	29,898,634	7,322.2	5,245,282	121.1
	11,967,492	233.1	36,062,730	8,831.8	15,587,761	359.8

NXTPHASE T&D CORPORATION

Consolidated Income Statement

			NxtPhase Corporation Historical Results
	August 17, 2004 to December 31, 2004	% of Revenues	August 17, 2004 to September 30, 2004	% of Revenues	Year Ended December 31, 2003	% of Revenues	Year Ended December 31, 2002	% of Revenues	Year Ended December 31, 2001	% of Revenues	Year Ended December 31, 2000
	US$
Sales	1,613,692	100.0	292,510	100.0	3,865,877	100.0	4,770,423	100.0	91,934	100.0	0
Cost of Sales	1,568,796	97.2	267,345	91.4	3,430,848	88.7	2,791,471	58.5	1,395,525	1,518.0	0

Gross Margin	44,896	2.8	25,165	8.6	435,029	11.3	1,978,952	41.5	(1,303,591)	(1,418.0)	0
Operating Expenses
General and Administrative	1,165,177	72.2	308,572	105.5	3,253,979	84.2	3,816,271	80.0	5,002,369	5,441.3	3,346,897
Sales and Marketing	809,739	50.2	156,491	53.5	2,643,098	68.4	2,267,723	47.5	2,286,392	2,487.0	1,008,337
Research and Development	676,455	41.9	157,871	54.0	6,224,916	161.0	6,075,347	127.4	10,383,060	11,294.0	3,630,445
Restructuring Costs	0	0.0	0	0.0	722,840	18.7	0	0.0	0	0.0	0
Foreign Exchange Loss	170,436	10.6	38,981	13.3	149,212	3.9	419,089	8.8	(643,079)	(699.5)	21,276
Impairment of Goodwill	0	0.0	0	0.0	433,476	11.2	0	0.0	0	0.0	0
Impairment of Property, Plant and Equipment	0	0.0	0	0.0	1,731,314	44.8	0	0.0	0	0.0	0

	2,821,807	174.9	661,915	226.3	15,158,835	392.1	12,578,430	263.7	17,028,742	18,522.8	8,006,955
Loss for the Year	(2,776,911)	(172.1)	(636,750)	(217.7)	(14,723,806)	(380.9)	(10,599,478)	(222.2)	(18,332,333)	(19,940.8)	(8,006,955)
Interest Income	0	0.0	0	0.0	47,358	1.2	204,760	4.3	478,325	520.3	237,516
Interest Expense	0	0.0	0	0.0	(585,378)	(15.1)	0	0.0	(356,132)	(387.4)	0
Other Expense	0	0.0	0	0.0	(25,293)	(0.7)	(41,356)	(0.9)	(217,172)	(236.2)	0

Net Loss	(2,776,911)	(172.1)	(636,750)	(217.7)	(15,287,119)	(395.4)	(10,436,074)	(218.8)	(18,427,312)	(20,044.1)	(7,769,439)

APPENDIX 3.0

NXTPHASE FINANCIAL PROJECTIONS

NXTPHASE T&D CORPORATION

Pro Forma Financial Results

For the Years Ended December 31,

	2005	2006	2007	2008	2009
	US$—Thousands
Revenue
Optical—Product Sales	1,196	6,694	14,327	27,086	32,503
Relays & Recorders—Product Sales	4,800	6,389	8,952	12,512	14,389

	5,996	13,083	23,279	39,598	46,892
Cost of Sales	4,843	8,927	14,264	22,129	26,297

Gross Margin	1,153	4,156	9,015	17,469	20,595
Gross Margin—%	19%	32%	39%	44%	44%
Operating Expenses
Product Development	3,180	3,339	3,506	3,960	4,356
Sales & Marketing	1,500	1,575	1,654	1,980	2,277
Finance & Administration	1,200	1,320	1,452	2,376	2,851

	5,880	6,234	6,612	8,316	9,484
Income (Loss) from Operations	(4,727)	(2,078)	2,403	9,153	11,111
EBITDA	(3,827)	(1,178)	3,304	10,053	12,011
Optical Gross Margin	(37%)	18%	34%	43%	43%
Relay & Recorders Gross Margin	43%	46%	46%	46%	46%

APPENDIX 4.0

REQUIRED RATE OF RETURN ASSUMPTIONS

Assumptions as at December 31, 2004

			Beta	Debt to Equity Ratio
Risk Free Rate	2.27%	Conglomerates Industry	0.89	2.29
Prime Rate	5.25%	Electronic Instruments & Controls	1.71	0.5

NxtPhase Premium	3%	Average	1.30	1.40
Market Premium	10%
Cost of Debt	8.25%	Total Equity	8,750,941
Tax Rate	40%	Total Debt	1,841,890
		Total Capital	10,592,831

Cost of Equity

Cost of Equity	=Risk Free Rate + Beta * Market Premium
15.27%

Weighted Average Cost of Capital

WACC	=Cost of Debt (1-tax rate) (Debt /Total Capital) + Cost of Equity (Equity/Total Capital)
13.48%

Required Rates of Returns on Contributory Assets

Intangible Assets	25%
Workforce	16%
Machinery & Equipment	8%

SCHEDULE 1.0

FAIR VALUE OF THE RELAY & RECORDER CUSTOMER BACKLOG

NXTPHASE T&D CORPORATION

Relay & Recorder Customer Backlog As At December 31, 2004

Projected Delivery		Backlog As At December 31, 2004	Note
		US$
1	January 2005	707,111
2	February 2005	99,438

	Total Backlog	806,549	1
	Direct Costs of Services	(467,798)	2

	Net Contribution	338,751
	Less: Contributory Asset Charges
	Return on Working Capital	(5,253)	3
	Return on Relay & Recorder Intellectual Property	(30,000)	4
	Return on Capital Assets	(5,602)	6
	Return on Workforce	(1,067)	7

	Pre-Tax Income	296,829
	Income Tax @ 40%	(118,731)

	After Tax Income	178,097
	NPV @ 10%	175,290	8
	NPV @ 15%	173,997
	Midpoint, say	170,000

Notes

1	As at the Valuation Date, the backlog represented orders on hand as at December 31, 2004 where a formal purchase order had been received or invoice issued.
2	The Company estimates gross margin on relay & recorder sales will be in the range of 42%.
4	Assumption working capital required is the direct cost of sales
	Working Capital Required	233,899
	WACC	13.48%	Refer to Appendix 4.0
	Working Capital Charge	5,253
	Working Capital required is assumed to be 50% of cost of sales.
5	Fair Value of NxtPhase Relay & Recorder Intellectual Property	720,000	Refer to Schedule 3.0
	Required Return on NxtPhase Relay & Recorder Intellectual Property	25%	Refer to Appendix 4.0
	Intellectual Property Charge for two months	30,000
6	Assume 75% of the Company's fixed assets are related to relay & recorder production
	Capital Assets (at Book Value)	420,157
	Required Return on Capital Assets	8%	Refer to Appendix 4.0
	Capital Asset Charge for two months	5,602

SCHEDULE 2.0

FAIR VALUE OF THE RELAY & RECORDER CUSTOMER RELATIONSHIPS

NXTPHASE T&D CORPORATION

FAIR VALUE OF RELAY & RECORDER CUSTOMER RELATIONSHIPS

For the Years Ended December 31,

US$	2005	2006	2007	2008	2009
	US$
Growth Rate		33%	40%	40%	15%
Total Revenues	4,800,000	6,389,000	8,952,000	12,512,000	14,388,800
Revenue from Existing Customers—Note 1	3,600,000	3,513,950	3,580,800	3,753,600	2,877,760
Revenue in Customer Backlog—Relay & Recorder—Note 2	806,549	0	0	0	0

Total Revenues from Existing Customers	2,793,451	3,513,950	3,580,800	3,753,600	2,877,760
Customer Decay	0%	10%	20%	30%	30%
Adjusted Revenues	2,793,451	3,162,555	2,864,640	2,627,520	2,014,432
Cost of Sales—Note 3	(1,592,267)	(1,707,780)	(1,546,906)	(1,418,861)	(1,087,793)
Selling Costs—Note 4	(225,000)	(177,188)	(122,112)	(93,973)	(56,384)

Contribution Margin	976,184	1,277,588	1,195,623	1,114,687	870,255
Less: Required Return on Working Capital—Note 5	(71,522)	(57,533)	(52,114)	(31,867)	(24,431)
Less: Required Return on Capital Assets—Note 6	(33,613)	(35,932)	(38,251)	(40,571)	(42,890)
Less: Required Retun on Workforce—Note 7	(55,869)	(47,045)	(29,737)	(23,950)	(19,160)
Less: Required Retun on Relay & Recorder Intellectual Property—Note 8	(290,000)	(290,000)	(290,000)	(290,000)	(290,000)

Before Tax Income	525,180	847,078	785,521	728,299	493,774
Tax@ 40%	210,072	338,831	314,208	291,320	197,510

Net Income After Tax	315,108	508,247	471,313	436,980	296,264
Discounted Cash Flow@30%	242,391	300,738	214,526	152,999	79,793	990,445
Discounted Cash Flow@35%	233,413	278,873	191,561	131,561	66,071	901,480
Residual Value—Low					42,981	159,585
Residual Value—High					29,469	132,142
Total Discounted Cash Flow (High)					1,033,426
Total Discounted Cash Flow (Low)					930,949
Fair Value, say					980,000
Discount Rate High	30%		Tax Rate	40%
Discount Rate Low	35%
Residual Multiple—Low	2.00

Refer to Notes Following Page

Notes

1	Existing Customers as a % of total revenues	75%	55%	40%	30%	20%
2	Customer Revenues for 2005 reflect deduction from customer backlog
3	Cost of Sales	57%	54%	54%	54%	54%
4	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Relay & Recorder Business	40%	40%	35%	30%	20%
	Percentage Allocated to Existing Relay & Recorder Customers	50%	38%	28%	21%	16%
5	Working Capital
	Working Capital Required	530,756	426,945	386,726	236,477	181,299
	Required Return on Working Capital	13.48%	13.48%	13.48%	13.48%	13.48%
	Working Capital Charge	71,522	57,533	52,114	31,867	24,431
	Working Capital required—# of Months of Cost of Sales	4	3	3	2	2
6	Capital Assets
	Capital Assets Required (Book Value)	420,157	449,149	478,141	507,133	536,125
	Depreciable Life (Years)	20
	Depreciation per Year	21,008
	Sustaining Capital Per Year	50,000
	Required Return on Capital Assets	8%	8%	8%	8%	8%
	Capital Asset Charge	33,613	35,932	38,251	40,571	42,890
	Assume 75% of the Company's fixed assets are related to relay & recorder production
7	Workforce
	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to R&R Workforce	50%	45%	40%	30%	30%
	R&R Employee Cost	600,000	594,000	580,800	712,800	855,360
	R&R Sales to Existing Customers as a % of Total R&R Sales	58%	50%	32%	21%	14%
	Workforce Allocated to Existing Customers	349,181	294,030	185,856	149,688	119,750
	Required Rate of Return on Workforce	16%	16%	16%	16%	16%
	Workforce Charge	55,869	47,045	29,737	23,950	19,160
8	Relay & Recorder Intellectual Property
	Fair Value	1,160,000	1,160,000	1,160,000	1,160,000	1,160,000
	Indefinite Useful Life
	Required Return on NxtPhase IP	25%	25%	25%	25%	25%
	Intellectual Property Charge	290,000	290,000	290,000	290,000	290,000

SCHEDULE 3

FAIR VALUE OF THE RELAY & RECORDER IP

NXTPHASE T&D CORPORATION

FAIR VALUE OF THE RELAY & RECORDER INTELLECTUAL PROPERTY—EXISTING PRODUCTS

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Relay & Recorder Revenue	4,800,000	6,389,000	8,952,000	12,512,000	14,388,800
Revenues included in Customer Relationships & Order Backlog	(3,600,000)	(3,162,555)	(2,864,640)	(2,627,520)	(2,014,432)	1
Net Revenues	1,200,000	3,226,445	6,087,360	9,884,480	12,374,368
Net Revenues—Existing Products	1,200,000	2,419,834	3,043,680	2,965,344	3,093,592	2
Cost of Goods Sold	(684,000)	(1,306,710)	(1,643,587)	(1,601,286)	(1,670,540)	3

Gross Margin	516,000	1,113,124	1,400,093	1,364,058	1,423,052
Research and Development Expenses	(381,600)	(300,510)	(315,540)	(237,600)	(130,680)	4
Selling Expenses	(225,000)	(221,484)	(156,032)	(105,458)	(75,004)	5

Contribution Margin	(90,600)	591,129	928,521	1,021,000	1,217,368
Contributory Asset Charges
Less: Required Return on Working Capital	(30,724)	44,022	(55,371)	(35,964)	(37,519)	6
Less: Required Return on Capital Assets	(33,613)	(26,949)	(19,126)	(12,171)	(10,723)	7
Less: Required Return on Workforce	(16,052)	(15,998)	(15,798)	(18,020)	(19,616)	8

Net Cash Flow Pre-Tax	(170,989)	504,160	838,227	954,846	1,149,510
Tax@ 40%	0	(201,664)	(335,291)	(381,938)	(459,804)

Cash Flow After Tax	(170,989)	302,496	502,936	572,907	689,706
Net Cash Flow	(170,989)	302,496	502,936	572,907	689,706
Discounted Cash Flow@30%	(131,530)	178,992	228,920	200,591	185,758
Discounted Cash Flow@35%	(126,659)	165,979	204,414	172,484	153,814
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 30%					125,075
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 35%					85,756
Total Discounted Cash Flow (High)					787,805
Total Discounted Cash Flow (Low)					655,789
Fair Value, Say					720,000

Discount Rate High	30%
Discount Rate Low	35%		Tax Rate		40%
Residual Multiple	2.50

Refer to Notes on the following page.

Notes

1	Adjusted Revenues from Schedule 2.0—Fair Value of Relay & Recorder Customer Relationships
2	Breakdown of Revenues—Existing Products versus New Products	100%	75%	50%	30%	25%
	Existing Products	0%	25%	50%	70%	75%

	New Products / Product Enhancements	100%	100%	100%	100%	100%
3	Cost of Goods Sold	57%	54%	54%	54%	54%
4	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Relay & Recorder	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
	% Allocated to Existing Products	40%	30%	30%	20%	10%
	Research and Development Charge to Existing Products	381,600	300,510	315,540	237,600	130,680
5	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Relay & Recorder Business	40%	40%	35%	30%	20%
	Percentage Unallocated in Customer Relationships	50%	63%	72%	79%	84%
	Total Selling Costs	225,000	295,313	312,063	351,527	300,016
	% Allocated to Existing Products	100%	75%	50%	30%	25%
	Selling Costs—Existing Products	225,000	221,484	156,032	105,458	75,004
6	Working Capital
	Working Capital Required	228,000	326,678	410,897	266,881	278,423
	Required Return on Working Capital	13.48%	13.48%	13.48%	13.48%	13.48%
	Working Capital Charge	30,724	44,022	55,371	35,964	37,519
	Working Capital required—# of Months of Cost of Sales	4	3	3	2	2
7	Capital Assets
	Capital Assets Required (Book Value)	420,157	449,149	478,141	507,133	536,125
	Depreciable Life (Years)	20
	Depreciation per Year	21,008
	Sustaining Capital Per Year	50,000
	Required Return on Capital Assets	8%	8%	8%	8%	8%
	Capital Asset Charge	33,613	35,932	38,251	40,571	42,890
	% Charge to Existing Products	100%	75%	50%	30%	25%
	Total Charge to Existing Products	33,613	26,949	19,126	12,171	10,723
	Assume 75% of the Company's fixed assets are related to relay & recorder production
8	Workforce
	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to R&R Workforce	20%	20%	20%	20%	20%
	R&R Employee Cost	240,000	264,000	290,400	475,200	570,240
	R&R Sales to New Customers as a % of Sales	42%	51%	68%	79%	86%
	Workforce Allocated to New Customers	100,327	133,320	197,472	375,408	490,406
	Required Rate of Return on Workforce	16%	16%	16%	16%	16%
	Workforce Charge	16,052	21,331	31,596	60,065	78,465
	% Charge to Existing Products	100%	75%	50%	30%	25%
	Total Charge to Existing Products	16,052	15,998	15,798	18,020	19,616

NXTPHASE T&D CORPORATION

FAIR VALUE OF THE RELAY & RECORDER INTELLECTUAL PROPERTY—NEW PRODUCTS / PRODUCT ENHANCEMENTS

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Relay & Recorder Revenue	4,800,000	6,389,000	8,952,000	12,512,000	14,388,800
Revenues included in Customer Relationships & Order Backlog	(3,600,000)	(3,162,555)	(2,864,640)	(2,627,520)	(2,014,432)	1
Net Revenues	1,200,000	3,226,445	6,087,360	9,884,480	12,374,368
Net Revenues—New Products	0	806,611	3,043,680	6,919,136	9,280,776	2
Cost of Goods Sold	0	(435,570)	(1,643,587)	(3,736,333)	(5,011,619)	3

Gross Margin	0	371,041	1,400,093	3,182,803	4,269,157
Research and Development Expenses	(572,400)	(701,190)	(736,260)	(950,400)	(1,176,120)	4
Selling Expenses	0	(73,828)	(156,032)	(246,069)	(225,012)	5

Contribution Margin	(572,400)	(403,977)	507,801	1,986,333	2,868,025
Contributory Asset Charges
Less: Required Return on Working Capital	0	(14,674)	(55,371)	(62,936)	(56,279)	6
Less: Required Return on Capital Assets	0	(8,983)	(19,126)	(28,399)	(32,168)	7
Less: Required Return on Workforce	0	(5 333)	15,798	(42,046)	(58,849)	8

Net Cash Flow Pre-Tax	(572,400)	(432,967)	417,507	1,852,952	2,720,730
Tax@ 40%	0	0	(167,003)	(741,181)	(1,088,292)

Cash Flow After Tax	(572,400)	(432,967)	250,504	1,111,771	1,632,438
Net Cash Flow	(572,400)	(432,967)	250,504	1,111,771	1,632,438
Discounted Cash Flow@30%	(440,308)	(256,193)	114,021	389,262	439,663
Discounted Cash Flow@35%	(424,000)	(237,567)	101,815	334,719	364,056
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 30%					296,035
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 35%					202,973
Total Discounted Cash Flow (High)					542,480
Total Discounted Cash Flow (Low)					341,996
Fair Value, Say					440,000

Discount Rate High	30%
Discount Rate Low	35%		Tax Rate		40%
Residual Multiple	2.50

Refer to Notes on the following page.

Notes

1	Adjusted Revenues from Schedule xxx—Fair Value of Relay & Recorder Customer Relationships
2	Breakdown of Revenues—Existing Products versus New Products
	Existing Products	100%	75%	50%	30%	25%
	New Products / Product Enhancements	0%	25%	50%	70%	75%

		100%	100%	100%	100%	100%
3	Cost of Goods Sold	57%	54%	54%	54%	54%
4	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Relay & Recorder	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
	% Allocated to New Products / Product Enhancements	60%	70%	70%	80%	90%
	Research and Development Charge to Existing Products	572,400	701,190	736,260	950,400	1,176,120
5	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Relay & Recorder Business	40%	40%	35%	30%	20%
	Percentage Unallocated in Customer Relationships	50%	63%	72%	79%	84%
	Total Selling Costs	225,000	295,313	312,063	351,527	300,016
	% Allocated to New Products / Product Enhancements	0%	25%	50%	70%	75%
	Selling Costs—New Products / Product Enhancements	0	73,828	156,032	246,069	225,012
6	Working Capital
	Working Capital Required	0	108,893	410,897	467,042	417,635
	Required Return on Working Capital	13.48%	13.48%	13.48%	13.48%	13.48%
	Working Capital Charge	0	14,674	55,371	62,936	56,279
	Working Capital required—# of Months of Cost of Sales	4	3	3	1.5	1
7	Capital Assets
	Capital Assets Required (Book Value)	420,157	449,149	478,141	507,133	536,125
	Depreciable Life (Years)	20
	Depreciation per Year	21,008
	Sustaining Capital Per Year	50,000
	Required Return on Capital Assets	8%	8%	8%	8%	8%
	Capital Asset Charge	33,613	35,932	38,251	40,571	42,890
	% Allocated to New Products / Product Enhancements	0%	25%	50%	70%	75%
	Capital Asset Charge to New Products / Product Enhancements	0	8,983	19,126	28,399	32,168
	Assume 75% of the Company's fixed assets are related to relay & recorder production
8	Workforce
	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to R&R Workforce	20%	20%	20%	20%	20%
	R&R Employee Cost	240,000	264,000	290,400	475,200	570,240
	R&R Sales to New Customers as a % of Sales	42%	51%	68%	79%	86%
	Workforce Allocated to New Customers	100,327	133,320	197,472	375,408	490,406
	Required Rate of Return on Workforce	16%	16%	16%	16%	16%
	Workforce Charge	16,052	21,331	31,596	60,065	78,465
	% Allocated to New Products / Product Enhancements	0%	25%	50%	70%	75%
	Total Charge to New Products / Product Enhancements	0	5,333	15,798	42,046	58,849

SCHEDULE 4.0

FAIR VALUE OF THE OPTICAL CUSTOMER BACKLOG

NXTPHASE T&D CORPORATION

Optical Customer Backlog As At December 31, 2004

Projected Delivery	Backlog As At December 31, 2004	Note
	US$
1 January 2005	196,000
2 February 2005	0

Total Backlog	196,000	1
Direct Costs of Services	(196,000)	1

Net Contribution	0

Notes

1
As at the Valuation Date, the customer backlog in for Optical products consisted of two separate sales. Management noted that the combined net gross margin for the two sales would be nil. Accordingly the fair value of the Optical Backlog as at the Valuation Date was deemed to be nil.

SCHEDULE 5.0

FAIR VALUE OF THE OPTICAL CUSTOMER RELATIONSHIPS

NXTPHASE T&D CORPORATION

FAIR VALUE OF OPTICAL CUSTOMER RELATIONSHIPS

For the Years Ended December 31,

	2005	2006	2007	2008	2009
	US$
Growth Rate		460%	114%	89%	20%
Total Revenues	1,196,000	6,694,000	14,327,000	27,086,000	32,503,200
Revenue from Existing Customers—Note 1	598,000	2,342,900	4,298,100	5,417,200	3,250,320
Revenue in Customer Backlog—Optical—Note 2	196,000	0	0	0	0

Total Revenues from Existing Customers	402,000	2,342,900	4,298,100	5,417,200	3,250,320
Customer Decay	0%	5%	10%	12.5%	15%
Adjusted Revenues	402,000	2,225,755	3,868,290	4,740,050	2,762,772
Cost of Sales—Note 3	(550,740)	(1,825,119)	(2,553,071)	(2,701,829)	(1,574,780)
Selling Costs—Note 4	(270,000)	(198,450)	(193,518)	(166,320)	(85,536)

Contribution Margin	(418,740)	202,186	1,121,701	1,871,902	1,102,456
Less: Required Return on Working Capital—Note 5	(24,738)	(61,486)	(71,675)	(60,681)	(35,368)
Less: Required Return on Capital Assets—Note 6	(11,204)	(16,644)	(22,084)	(27,524)	(32,963)
Less: Required Return on Workforce—Note 7	(12,907)	(14,045)	(12,545)	(13,306)	(7,755)
Less: Required Return on Optical Intellectual Property—Note 8	(325,000)	(325,000)	(325,000)	(325,000)	(325,000)

Before Tax Income	(792,590)	(214,989)	690,396	1,445,391	701,369
Tax@ 40%	(317,036)	(85,996)	276,159	578,157	280,548

Net Income After Tax	(475,554)	(128,993)	414,238	867,235	420,821
Discounted Cash Flow@35%	(352,262)	(70,778)	168,364	261,097	93,849	100,269
Discounted Cash Flow@40%	(339,681)	(65,813)	150,961	225,748	78,245	49,461
Residual Value—Low					41,859	187,698
Residual Value—High					29,097	156,490
Total Discounted Cash Flow (High)					142,128
Total Discounted Cash Flow (Low)					78,558
Fair Value, say					110,000
Discount Rate High	35%		Tax Rate	40%
Discount Rate Low	40%
Residual Multiple—Low	2.00

Refer to Notes Following Page

Notes

1	Existing Customers as a % of total revenues	50%	35%	30%	20%	10%
2	Customer Revenues for 2005 reflect deduction from customer backlog.
3	Cost of Sales	137%	82%	66%	57%	57%
4	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Optical Business	60%	60%	65%	70%	60%
	Percentage Allocated to Existing Optical Customers	40%	28%	24%	16%	8%
5	Working Capital
	Working Capital Required	183,580	456,280	531,890	450,305	262,463
	Required Return on Working Capital	13.48%	13.48%	13.48%	13.48%	13.48%
	Working Capital Charge	24,738	61,486	71,675	60,681	35,368
	Working Capital required—# of Months of Cost of Sales	4	3	2.5	2	2
6	Capital Assets
	Capital Assets Required (Book Value)	140,052	208,050	276,047	344,044	412,042
	Depreciable Life (Years)	20
	Depreciation per Year	7,003
	Sustaining Capital Per Year	75,000
	Required Return on Capital Assets	8%	8%	8%	8%	8%
	Capital Asset Charge	11,204	16,644	22,084	27,524	32,963
	Assume 25% of the Company's fixed assets are related to optical production
7	Workforce
	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Optical Workforce	20%	20%	20%	20%	20%
	Optical Employee Cost	240,000	264,000	290,400	475,200	570,240
	Optical Sales to Existing Customers as a % of Total Optical Sales	34%	33%	27%	18%	9%
	Workforce Allocated to Existing Customers	80,669	87,780	78,408	83,160	48,470
	Required Rate of Return on Workforce	16%	16%	16%	16%	16%
	Workforce Charge	12,907	14,045	12,545	13,306	7,755
8	Optical Intellectual Property
	Fair Value	1,300,000	1,300,000	1,300,000	1,300,000	1,300,000
	Indefinite Useful Life
	Required Return on NxtPhase IP	25%	25%	25%	25%	25%
	Intellectual Property Charge	325,000	325,000	325,000	325,000	325,000

SCHEDULE 6.0

FAIR VALUE OF THE OPTICAL IP

NXTPHASE T&D CORPORATION

FAIR VALUE OF THE OPTICAL INTELLECTUAL PROPERTY—EXISTING PRODUCTS

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Optical Revenue	1,196,000	6,694,000	14,327,000	27,086,000	32,503,200
Revenues included in Customer Relationships & Order Backlog	(598,000)	(2,225,755)	(3,868,290)	(4,740,050)	(2,762,772)	1

Net Revenues	598,000	4,468,245	10,458,710	22,345,950	29,740,428

Net Revenues—Existing Products	598,000	3,798,008	7,844,033	13,407,570	11,896,171	2
Cost of Goods Sold	(819,260)	(3,114,367)	(5,177,061)	(7,642,315)	(6,780,818)	3

Gross Margin	(221,260)	683,641	2,666,971	5,765,255	5,115,354
Research and Development Expenses	(445,200)	(467,460)	(350,600)	(396,000)	(261,360)	4
Selling Expenses	(405,000)	(433,755)	(459,605)	(523,908)	(393,466)	5

Contribution Margin	(1,071,460)	(217,574)	1,856,766	4,845,347	4,460,528
Contributory Asset Charges
Less: Required Return on Working Capital	(36,800)	(104,920)	(145,341)	(171,641)	(152,292)	6
Less: Required Return on Capital Assets	(11,204)	(13,195)	(14,882)	(14,497)	(11,393)	7
Less: Required Return on Workforce	(25,493)	(23,966)	(25,439)	(37,636)	(33,393)	8

Net Cash Flow Pre-Tax	(1,144,957)	(359,654)	1,671,103	4,621,573	4,263,450
Tax@ 40%	0	0	(668,441)	(1,848,629)	(1,705,380)

Cash Flow After Tax	(1,144,957)	(359,654)	1,002,662	2,772,944	2,558,070
Net Cash Flow	(1,144,957)	(359,654)	1,002,662	2,772,944	2,558,070
Discounted Cash Flow@35%	(848,116)	(197,341)	407,524	834,845	570,484
Discounted Cash Flow@40%	(817,826)	(183,497)	365,402	721,820	475,633
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 35%					318,064
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 40%					221,092
Total Discounted Cash Flow (High)					1,085,460
Total Discounted Cash Flow (Low)					782,623
Fair Value, Say					930,000

Discount Rate High	35%
Discount Rate Low	40%			Tax Rate	40%
Residual Multiple	2.50

Refer to Notes on the following page.

Notes

1	Adjusted Revenues from Schedule xxx—Fair Value of Relay & Recorder Customer Relationships
2	Breakdown of Revenues—Existing Products versus New Products
	Existing Products	100%	85%	75%	60%	40%
	New Products/Product Enhancements	0%	15%	25%	40%	60%

		100%	100%	100%	100%	100%
3	Cost of Goods Sold	137%	82%	66%	57%	57%
4	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Optical	40%	40%	40%	40%	40%
	Total Research and Development Charge	1,272,000	1,335,600	1,402,400	1,584,000	1,742,400
	% Allocated to Existing Products	35%	35%	25%	25%	15%
	Research and Development Charge to Existing Products	445,200	467,460	350,600	396,000	261,360
5	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Optical Business	60%	60%	65%	70%	60%
	Percentage Unallocated in Customer Relationships	60%	72%	76%	84%	92%
	Total Selling Costs	405,000	510,300	612,807	873,180	983,664
	% Allocated to Existing Products	100%	85%	75%	60%	40%
	Selling Costs—Existing Products	405,000	433,755	459,605	523,908	393,466
6	Working Capital
	Working Capital Required	273,087	778,592	1,078,554	1,273,719	1,130,136
	Required Return on Working Capital	13.48%	13.48%	13.48%	13.48%	13.48%
	Working Capital Charge	36,800	104,920	145,341	171,641	152,292
	Working Capital required—# of Months of Cost of Sales	4	3	2.5	2	2
7	Capital Assets
	Capital Assets Required (Book Value)	140,052	194,044	248,037	302,029	356,021
	Depreciable Life (Years)	20
	Depreciation per Year	21,008
	Sustaining Capital Per Year	75,000
	Required Return on Capital Assets	8%	8%	8%	8%	8%
	Capital Asset Charge	11,204	15,524	19,843	24,162	28,482
	% Charge to Existing Products	100%	85%	75%	60%	40%
	Total Charge to Existing Products	11,204	13,195	14,882	14,497	11,393
	Assume 25% of the Company's fixed assets are related to optical production
8	Workforce
	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Optical Workforce	20%	20%	20%	20%	20%
	Optical Employee Cost	240,000	264,000	290,400	475,200	570,240
	Optical Sales to New Customers as a % of Sales	66%	67%	73%	83%	92%
	Workforce Allocated to New Customers	159,331	176,220	211,992	392,040	521,770
	Required Rate of Return on Workforce	16%	16%	16%	16%	16%
	Workforce Charge	25,493	28,195	33,919	62,726	83,483
	% Charge to Existing Products	100%	85%	75%	60%	40%
	Total Charge to Existing Products	25,493	23,966	25,439	37,636	33,393

NXTPHASE T&D CORPORATION

FAIR VALUE OF THE OPTICAL INTELLECTUAL PROPERTY—NEW PRODUCTS/PRODUCT ENHANCEMENTS

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Optical Revenue	1,196,000	6,694,000	14,327,000	27,086,000	32,503,200
Revenues included in Customer Relationships & Order Backlog	(598,000)	(2,225,755)	(3,868,290)	(4,740,050)	(2,762,772)	1

Net Revenues	598,000	4,468,245	10,458,710	22,345,950	29,740,428
Net Revenues—New Products	0	670,237	2,614,678	8,938,380	17,844,257	2
Cost of Goods Sold	0	(549,594)	(1,725,687)	(5,094,877)	(10,171,226)	3

Gross Margin	0	120,643	888,990	3,843,503	7,673,030
Research and Development Expenses	(620,100)	(651,105)	(788,850)	(891,000)	(1,110,780)	4
Selling Expenses	0	(76,545)	(153,202)	(349,272)	(590,198)	5

Contribution Margin	(620,100)	(607,007)	(53,061)	2,603,231	5,972,052
Contributory Asset Charges
Less: Required Return on Working Capital	0	(18,515)	(58,136)	(85,820)	(114,219)	6
Less: Required Return on Capital Assets	0	(2,329)	(4,961)	(9,665)	(17,089)	7
Less: Required Return on Workforce	0	(4 229)	(8 480)	(25,091)	(50,090)	8

Net Cash Flow Pre-Tax	(620,100)	(632,080)	(124,638)	2,482,656	5,790,654
Tax@ 40%	0	0	0	(993,062)	(2,316,262)

Cash Flow After Tax	(620,100)	(632,080)	(124,638)	1,489,593	3,474,392
Net Cash Flow	(620,100)	(632,080)	(124,638)	1,489,593	3,474,392
Discounted Cash Flow@40%	(442,929)	(322,490)	(45,422)	387,753	646,009
Discounted Cash Flow@45%	(427,655)	(300,633)	(40,883)	336,973	542,049
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 40%					240,231
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 45%					169,133
Total Discounted Cash Flow (High)					463,153
Total Discounted Cash Flow (Low)					278,985
Fair Value, Say					370,000

Discount Rate High	40%
Discount Rate Low	45%			Tax Rate	40%
Residual Multiple	2.00

Refer to Notes on the following page.

Notes

1	Adjusted Revenues from Schedule xxx—Fair Value of Relay & Recorder Customer Relationships
2	Breakdown of Revenues—Existing Products versus New Products
	Existing Products	100%	85%	75%	60%	40%
	New Products/Product Enhancements	0%	15%	25%	40%	60%

		100%	100%	100%	100%	100%
3	Cost of Goods Sold	137%	82%	66%	57%	57%
4	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Optical	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
	% Allocated to New Products/Product Enhancements	65%	65%	75%	75%	85%
	Research and Development Charge to Existing Products	620,100	651,105	788,850	891,000	1,110,780
5	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Optical Business	60%	60%	65%	70%	60%
	Percentage Unallocated in Customer Relationships	60%	72%	76%	84%	92%
	Total Selling Costs	405,000	510,300	612,807	873,180	983,664
	% Allocated to New Products/Product Enhancements	0%	15%	25%	40%	60%
	Selling Costs—New Products/Product Enhancements	0	76,545	153,202	349,272	590,198
6	Working Capital
	Working Capital Required	0	137,399	431,422	636,860	847,602
	Required Return on Working Capital	13.48%	13.48%	13.48%	13.48%	13.48%
	Working Capital Charge	0	18,515	58,136	85,820	114,219
	Working Capital required—# of Months of Cost of Sales	4	3	3	1.5	1
7	Capital Assets
	Capital Assets Required (Book Value)	140,052	194,044	248,037	302,029	356,021
	Depreciable Life (Years)	20
	Depreciation per Year	21,008
	Sustaining Capital Per Year	75,000
	Required Return on Capital Assets	8%	8%	8%	8%	8%
	Capital Asset Charge	11,204	15,524	19,843	24,162	28,482
	% Allocated to New Products/Product Enhancements	0%	15%	25%	40%	60%
	Capital Asset Charge to New Products/Product Enhancements	0	2,329	4,961	9,665	17,089
	Assume 25% of the Company's fixed assets are related to optical production
8	Workforce
	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Optical Workforce	20%	20%	20%	20%	20%
	Optical Employee Cost	240,000	264,000	290,400	475,200	570,240
	Optical Sales to New Customers as a % of Sales	66%	67%	73%	83%	92%
	Workforce Allocated to New Customers	159,331	176,220	211,992	392,040	521,770
	Required Rate of Return on Workforce	16%	16%	16%	16%	16%
	Workforce Charge	25,493	28,195	33,919	62,726	83,483
	% Allocated to New Products/Product Enhancements	0%	15%	25%	40%	60%
	Total Charge to New Products/Product Enhancements	0	4,229	8,480	25,091	50,090

Annex I

LIMITED APPRAISAL

RECONCILIATION ASSESSMENT

BEACON POWER CORPORATION

Wilmington, Massachusetts

&

NXTPHASE T&D CORPORATION

Vancouver, British Columbia

April 19, 2005

EVANS & EVANS, INC.

Limited Appraisal Reconciliation Assessment: April 19, 2005
Beacon Power Corporation & NxtPhase T&D Corporation

LIMITED APPRAISAL RECONCILIATION ASSESSMENT
BEACON POWER CORPORATION & NXTPHASE T&D CORPORATION

1.0    INTRODUCTION AND BACKGROUND

1.1    Introduction

        Evans & Evans, Inc. ("Evans & Evans" or the "authors of the Report") of Vancouver, British Columbia was engaged by Beacon Power Corporation ("Beacon Power" or "the Public Company") of Wilmington, Massachusetts to prepare an independent Limited Appraisal Report (the "Report"). The Report involved a reconciliation between certain previous valuation services work conducted by Ardour Capital Investments, LLC ("Ardour Capital") of New York, New York and subsequent valuation and appraisal work conducted by Evans & Evans. Ardour Capital and Evans & Evans are collectively referred to throughout the Report as "the Appraisers".

        Evans & Evans was engaged to prepare the Report on March 16, 2005, subsequent to the completion of certain other appraisal work conducted by Evans & Evans for Beacon Power.

        Evans & Evans understand Beacon Power is a reporting issuer whose shares are listed for trading on the NASDAQ (SC) under the symbol "BCON". The authors of the Report further understand Beacon Power is contemplating entering into an agreement to acquire 100% ("the Proposed Transaction") of NxtPhase T&D Corporation ("NxtPhase") a private company located in Vancouver, British Columbia.

        Throughout the Report, Beacon Power and NxtPhase are collectively referred to as "the Companies".

1.2    Background of Beacon Power

        Beacon Power Corporation is a development stage company that was incorporated in Delaware on May 8, 1997.

        Beacon Power and its subsidiaries design, develop, configure and offer for sale, advanced products and services to support more reliable electricity grid operation. The Public Company's sustainable energy storage and power conversion solutions are designed to assist in providing reliable electric power for the utility, renewable energy, and distributed generation markets. The Public Company's Smart Energy Matrix™ is a design concept for a megawatt-level, utility-grade flywheel-based energy storage solution that would provide sustainable power quality services for frequency regulation, and support the demand for reliable, distributed electrical power. The Company has the following products, which are in varying stages of development, production readiness or low volume production: (1) Smart Energy™ Matrix; (2) Smart Energy system; and, (3) Smart Power™ M5 inverter system.

        From the Public Company's inception through December 31, 2004, it has incurred losses of approximately US$129 million. Beacon Power does not expect to become profitable or obtain positive cash flow before 2008.

1.3    Background of NxtPhase

        NxtPhase was incorporated under the Canada Business Corporations Act on March 17, 2004 and commenced business on August 17, 2004 when it acquired all the assets of NxtPhase Corporation ("the Restructuring"). NxtPhase has one wholly-owned subsidiary NxtPhase T&D Inc.

        NxtPhase states its mission as:

    "In five years NxtPhase will be the leading world wide provider of optical sensor technology for digital substations, selling products to major utility suppliers and utilities.

    NxtPhase offerings will be technically advanced and uniquely offer a clear cost advantaged product to its customers."

        NxtPhase develops digital and fiber optic solutions for the high-voltage electric power industry. NxtPhase has two broad product families: (1) patented optical sensing products for measurement of high current and voltage; and (2) relay and recorder products for protection and monitoring of electrical power systems.

        On August 17, 2004 all the assets of NxtPhase Corporation (incorporated on June 26, 1997 under the laws of the Province of British Columbia and continued under the Canada Business Corporations Act on May 26, 1998) were transferred to the secured creditors of NxtPhase Corporation ("the Secured Creditors") and NxtPhase Corporation ceased active operations. The Secured Creditors then transferred these assets into NxtPhase, a newly formed entity. As consideration for the transfer, NxtPhase issued 1.0 million common shares from treasury at a deemed value of $4.0 million. The deemed value was arrived at based on the price obtained for the issuance of Class A Preferred Shares after adjusting for the relative rights attached to the preferred shares and the common shares.

1.4    Background of the Proposed Transaction

        Beacon Power and NxtPhase are currently in the process of entering into an Arrangement Agreement whereby Beacon Power will acquire 100% of the issued and outstanding shares of NxtPhase in exchange for the number of Beacon Power common shares (based on a 20-day weighted average price) equal to US$17.1 million ("the Purchase Price").

        The Purchase Price was determined based on an option issued to a common investor in Beacon Power and NxtPhase, Perseus 2000, LLC ("Perseus"). On November 12, 2004, Perseus and certain other investors in NxtPhase subscribed to Class A Preferred Shares in NxtPhase as part of a recapitalization of NxtPhase following the Restructuring as outlined above. In conjunction with the purchase of the Class A Preferred Shares, Perseus was granted an option ("the Perseus Option") to acquire 100% of NxtPhase or substantially all its assets for the aforementioned Purchase Price. At the same time, Perseus was granted the right to assign the Perseus Option and any rights related thereto to Beacon Power or any affiliate of Beacon Power.

2.0   HISTORY OF VALUATION WORK AND ASSIGNMENT

        In conjunction with the Proposed Transaction Beacon retained Ardour Capital as independent advisors to: (1) prepare a fairness evaluation of NxtPhase for the board of directors of Beacon Power; (2) complete a market analysis of the Energy Technology Sector as it relates to NxtPhase; (3) provide a summary review of investor sentiment as it relates to NxtPhase and its competitors (reader note: Evans & Evans is not clear as to how such investor sentiment was addressed); and (4) opine upon the fairness of the Proposed Transaction. In its Fairness Evaluation Summary ("the Ardour Capital Opinion"), Ardour Capital arrived at a Market Value for NxtPhase in the range of US$18.5 million and concluded the consideration to be received by the shareholders of NxtPhase under the terms of the Proposed Transaction is fair from a financial point of view to the shareholders of Beacon Power. The reader is advised to refer to Appendix 1.0—Ardour Capital Opinion for further details.

        Subsequent to the preparation of the Ardour Capital Opinion, Beacon Power engaged Evans & Evans to prepare a Valuation Report ("the NxtPhase Valuation") respecting the Fair Market Value of 100% of the issued and outstanding shares of NxtPhase. Evans & Evans was also separately engaged to undertake a Purchase Price Allocation Report for Beacon Power financial reporting and accounting purposes. Evans & Evans concluded the Fair Market Value of NxtPhase to be in the range of US$7,760,000 to US$8,930,000.

        Given the Ardour Capital Opinion and the separate NxtPhase Valuation, management of Beacon Power subsequently requested Evans & Evans prepare this Report in order to provide Evans & Evans' independent review and reconciliation of the: (1) Market Value of NxtPhase as set out by the Appraisers; (2) Market Value of Beacon Power as set out by Evans & Evans; (3) the Fair Market Value of NxtPhase as set out by Evans & Evans; and, (4) Evans & Evans' assessment as to reviewing and reconciling points #1-#3.

        In connection with the Proposed Transaction cited above, the management and directors of Beacon Power and Ardour Capital have conducted their own independent investigation, due diligence and financial analysis of the Proposed Transaction. The Public Company has requested Evans & Evans' Report to provide a secondary, independent review and reconciliation of, rather than a substitute for, Beacon Power and / or Ardour Capital's own analysis and that of Beacon Power's other advisors.

        The Draft Report is prepared only for the directors of Beacon Power. The final Report may only be referenced in public disclosure documents intended for Beacon Power Shareholders as required by the Proposed Transaction.

        Evans & Evans was paid a professional fee of C$6,000, plus disbursements, for the preparation of the work file and the Report itself.

        Beacon Power and all parties who have view this Report understand that Evans & Evans does not guarantee in any manner, nor promise, nor imply that its reviews and assessment as to Beacon Power, NxtPhase and the Proposed Transaction will be agreed to necessarily by outside third parties.

        Such parties—which may include companies, other valuation groups, and potential investors (referred to as "Outside Parties") of any and all kinds—may not agree with or accept this Report. The Public Company's management team realizes this, accepts it and understands that they may reach agreements utilizing information and assessments contained within this Report that Outside Parties may now, or at a later date, not accept.

        The Public Company and potential related, or to be related, parties realize this and fully accept 100% of the responsibilities and all liabilities and conditions related to such transactions and/or arrangements entered into.

        This holding harmless of Evans & Evans (its owners, principals and employees) provision includes any and all legal, professional and tax liabilities and includes, but is not limited to the U.S. Internal Revenue Service, and/or any other parties, acceptance, personal and/or business consequences of non-acceptance of the Report by any Outside Parties.

        The Public Company and all parties contemplating a relationship with the Companies are clearly advised of this risk. All parties who have, or who may acquire, an interest in Beacon Power are advised of these restrictions and conditions regarding their reference or reliance on the Report before entering into any such agreements.

3.0   CREDENTIALS OF EVANS & EVANS, INC.

        The Valuation Report preparation, and related fieldwork and due diligence investigations, were carried out by Michael A. Evans, Richard W. Evans and Jennifer Lucas.

        Mr. Michael A. Evans, Principal, founded Evans & Evans, Inc. in 1989. For the past fifteen years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period he has been involved in the preparation of over 500 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes. Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales. Mr. Evans also possesses several years' management experience in the food services industry with McDonald's Restaurants of Canada Ltd. in Richmond, British Columbia (1977-1980).

        Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designation of Chartered Financial Analyst (CFA); and the professional designation of Chartered Business Valuator (CBV). Mr. Evans is a member of the Association for Investment Management and Research (AIMR), the Institute of Chartered Financial Analysts (ICFA), the Vancouver Society of Financial Analysts (VSFA), the Canadian Institute of Chartered Business Valuators and the American Society of Appraisers.

        Richard W. Evans, Principal, began full-time work with Evans & Evans, Inc. in 1994. Since then he has been involved in the financial services and management consulting fields and has been involved in the preparation of over 300 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to the Vancouver and Alberta Stock Exchanges and the British Columbia and Alberta Securities Commissions as well as for private purposes.

        For ten years previous to this, he was extensively involved in the computer industry in Vancouver where he served for two years as the General Manager of Sidus Systems Inc. responsible for the company's C$15 million business operation in Western Canada. Previous to this, he spent eight years with Digital Equipment of Canada Limited where he was laterally involved in a sales, marketing and management capacity in the company's direct and channel organizations. In his capacity with Digital and Sidus he was involved in assessing and assisting various technology companies with their marketing and financial operations.

        Furthermore, he was involved with over fifty software, hardware and telecommunications organizations in establishing various OEM, distribution and VAR marketing agreements with Digital and Sidus. During his tenure with Digital he initially held positions as Technical Service and Support Analyst as well as System Integration Project Manager. As a Technical Service and Support Analyst he was responsible for reviewing various mainframe, mini-computer and PC software and network applications as well as supporting a variety of Digital software applications. In this capacity he was involved with over thirty different western Canadian corporate accounts. As a System Integration Project Manager with Digital he was involved directly in the software development process.

        This included formal training and experience in software development and design and in undertaking reviews regarding software construction using a "Plan, Design, Implement and Manage" methodology. In this capacity he was involved with a number of large corporate accounts in installing and servicing various software applications.

        Mr. Evans' software application experience included extensive work with real-time, BASIC, C, PASCAL, C++, COBOL, FORTRAN, Ada languages as well as with relational database and fourth generation application development tools. Mr. Evans has and is presently working with the Unified Modeling Language, Booch, Coad/Yourdon, CRC, Fusion, Martin/Odell, MOSES, OMT, and Shlaer/Mellor, Business Object Notation, Software Engineering Institute, Data Modeling Techniques, Dynamic Modeling Techniques, Implementation Modeling Techniques, Organization Modeling Techniques and User Interface Modeling Techniques.

        During the past seven years he, through Evans & Evans, Inc., has actively been involved in the process of evaluating and valuing various types of software applications for Canadian regulatory bodies, private companies, Canadian financial institutions and brokerage firms as well as government agencies related to: Shop Floor Data Collection and Analysis, Programmable Logic Controllers, Real-Time Data Analysis, Internet Software, Medical Software, Government Utility and Engineering Design,

Telecommunications, Bank Debt Collection, Seismic Data Processing, 3D Engineering, Wireless Communication and Trading Floor Telecommunication.

        Mr. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1984) where he graduated with honors. Mr. Evans holds the professional designation of Chartered Business Valuator and is a member of the Canadian Institute of Chartered Business Valuators and the American Society of Appraisers.

        Ms. Jennifer Lucas, MBA, CBV joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries. For the past eight years at Evans & Evans Ms. Lucas has been involved in writing and reviewing over 200 hundred valuation and due diligence reports for public and private transactions. As a Partner of Evans & Evans she is directly involved with project allocation and project management while continuing to be actively involved in due diligence and valuation report preparation.

        Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designation of Chartered Business Valuator and is a member of the Canadian Institute of Chartered Business Valuators and the American Society of Appraisers.

4.0   SCOPE OF WORK CONDUCTED

        The authors of the Report have reached their conclusions contained here within by undertaking and relying on the following:

  Beacon Power Corporation

  •
  Interviewed management of Beacon Power on several occasions throughout March and April of 2005 to gain an understanding of the future plans of the Public Company and the terms of the Proposed Transaction.

  •
  Reviewed the Ardour Capital Opinion, undated.

  •
  Reviewed the stock market trading data for the Public Company's common shares for the period January 1, 2004 to April 6, 2005.

  •
  Reviewed the Public Company's website at www.beaconpower.com.

  •
  Reviewed the Public Company's press releases for 2004 and to date in 2005.

  •
  Reviewed the Public Company's 2003 and 2004 Annual Report.

  •
  Reviewed the consolidated (post-Proposed Transaction) management-prepared financial projections for the years ending December 31, 2005 - 2009 and the unconsolidated Beacon Power projections for the same period.

  •
  Reviewed the financial statements for Beacon Power for the 12 months ended December 31, 2004 as audited by Miller Wachman LLP.

  •
  Reviewed the Form 10-Q Report for the quarter ended September 30, 2004.

  •
  Reviewed the Public Company's 2003 Annual Report and the associated 2003 and 2002 financial statements as audited by Deloitte & Touche, LLP of Boston, Massachusetts.

  •
  Reviewed the Public Company's PowerPoint Presentation made at the December 9, 2004 Annual Meeting.

  •
  Reviewed the Public Company's PowerPoint Presentation "Building the Next-Generation Electrical Grid" dated October 21, 2004 and presented at the Ardour Capital Energy Tech Conference.

  •
  Reviewed stock market trading data on the following companies whose shares are listed for trading on North American stock exchanges: Active Power, Inc., American Power Conversion Corporation, Emerson Electric Co., Cooper Industries, Ltd., ALSTOM, Hubbell Incorporated, C&D Technologies, Inc., Enersys Inc., Capstone Turbine Corporation, Eaton Corporation, Plug Power Inc., Distributed Energy Systems Corp. and Evergreen Solar, Inc.

  •
  Evans & Evans received only a summary report from Ardor Capital. Such additional information may have been materially insightful and important.

  NxtPhase T&D Corporation

  •
  Conducted a site visit to NxtPhase facilities in both Vancouver, British Columbia and Phoenix Arizona in January of 2005 as part of the previous appraisal assignment.

  •
  Interviewed key members of NxtPhase's management team. The interviews were conducted to elicit management perceptions of its actions. The authors of the Report found that NxtPhase management has a clear understanding of the goals and objectives of NxtPhase, both short and long term, and of steps that must be undertaken in order to achieve those goals and objectives.

  •
  Reviewed NxtPhase's Business Plan for the year ended December 31, 2005.

  •
  Reviewed a Corporate PowerPoint Presentation dated January 2005.

  •
  Reviewed NxtPhase's website at www.nxtphase.com.

  •
  Reviewed the website of NxtPhase's marketing partner VA Technologie AG of Austria ("VA Tech"). On February 9, 2005 over 90% of VA Tech's issued and outstanding common shares were tendered to Siemens AG of Germany.

  •
  Reviewed NxtPhase's management-prepared five year financial projections.

  •
  Reviewed NxtPhase's consolidated balance sheet as at August 17, 2004 as audited by KPMG LLP Chartered Accountants of Vancouver, British Columbia.

  •
  Reviewed the management-prepared financial statements for NxtPhase for the period August 17, 2004 to September 30, 2004 and the period August 17, 2004 to December 31, 2004.

  •
  Reviewed financial statements for NxtPhase Corporation for the years ended December 31 2001- 2003 as audited by KPMG LLP Chartered Accountants of Vancouver, British Columbia.

  •
  Reviewed the management-prepared financial statements for NxtPhase Corporation for the period January 1, 2004 to August 16, 2004.

  •
  Reviewed a copy of NxtPhase's accounts receivable aging report as of January 18, 2005. The majority of NxtPhase's receivables are current (97%). With a nominal amount outstanding over 60 days.

  •
  Reviewed a schedule of NxtPhase's Capital Assets as at August 17, 2004 and December 31, 2004.

  •
  Reviewed a detailed inventory listing for NxtPhase as at December 31, 2004.

  •
  Reviewed NxtPhase's order backlog by customer as of December 31, 2004. Also reviewed a customer list for 2004.

  •
  Reviewed NxtPhase's optical sensors orders for 2004.

  •
  Reviewed summary documents outlining the proprietary processes developed and maintained by NxtPhase as it relates to its products and manufacturing methodologies.

  •
  Reviewed the Draft Arrangement Agreement between NxtPhase, Beacon Power and Beacon Acquisition Co.

  •
  Reviewed the Securities Purchase Agreement dated November 12, 2004 between NxtPhase, Perseus 2000, LLC ("Perseus"), El Dorado Investment Company ("El Dorado"), Working Opportunity Fund (EVCC) Ltd. ("WOF"), GE Capital Equity Holdings, B.V. ("GE Capital"), Hydro-Quebec Capitech Inc. ("HQC"), Canadian Science and Technology Growth Fund Inc. ("CSTGF") and OPG Ventures Inc. ("OPG").    Perseus, El Dorado, WOF, GE Capital, HQC, CSTGF and OPG are collectively referred to as the Purchasers.

  •
  Reviewed the Investor Rights Agreement dated November 12, 2004 between NxtPhase and the Purchasers (as defined in the bullet point above).

  •
  Reviewed the Noteholder's Agreement dated August 17, 2004 between the Purchasers.

  •
  Reviewed the Pledge and Security Agreement dated June 26, 2003 between NxtPhase Corporation and Perseus.

  •
  Reviewed the Purchase and Sale Agreement dated August 17, 2004 between the Purchasers.

  •
  Reviewed a document outlining the terms of the Class A Preferred Shares of NxtPhase.

  •
  Reviewed a listing of common shareholders of NxtPhase.

  •
  Reviewed a schedule of NxtPhase's material contracts.

  •
  Reviewed the License Agreement between NxtPhase and The Texas A&M University System ("Texas A&M"). Texas A&M is the owner of certain intellectual property related to fiber optic sensors for the measurement of electric power systems parameters.

  •
  Reviewed the NxtPhase Corporation Intellectual Property Schedule updated July 31, 2004. The schedule included patents owned by NxtPhase, licensed patents, licensed inventions, trademarks, product names, logos, corporate names, slogans and domain names.

  •
  Reviewed an executive summary of the report "The U.S. Merchant Market for Transformers in the Electronics Industry" as prepared by Venture Development Corporation of Natick, Massachusetts.

  •
  Reviewed information on NxtPhase's market from such online and offline sources as: Frost and Sullivan, Transmission and Distribution, U.S. Energy Information Association, Freedonia Research, Strategis, U.S. Bureau of Statistics, The Energy Forum, U.S. Department Of Energy, Electricity Today, Canadian Environmental Assessment Agency, Canadian Institute of Energy, www.power-technology.com, and the Electric Power Research Institute.

  •
  Conducted a general review of the power transmission and distribution market through interviews with industry participants including: Siemens Energy Transmission and Distribution Group, BC Hydro, British Columbia Transmission Corporation, British Columbia Utilities Commission, Independent Power Producers Society of Alberta, Association of Power Producers of Ontario, Areva Group, Alstom T&D Transformer Service, ABB Group, GE Industrial Systems and Trench Limited.

  •
  Reviewed the Valuation Report on NxtPhase prepared by Evans & Evans in March of 2005.

  •
  Reviewed the Purchase Price Allocation Report prepared for Beacon Power by Evans & Evans in March of 2005.

5.0    CONDITIONS OF THE REPORT

  •
  The Report may not be issued to anyone, nor relied upon by any party beyond the Public Company and the Beacon Power Shareholders (as part of reviewing the Proposed Transaction).

  •
  The Report cannot be issued to the Canada Revenue Agency ("CRA") or the U.S. Internal Revenue Service ("IRS").

  •
  The Report may not be issued and/or used to support and type of value with any other third parties, legal authorities, nor other foreign stock exchanges, or other regulatory authorities, nor CRA nor the IRS beyond the parties identified in bullet one above. Such use is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter.

  •
  All dollar amounts specified in the Report are expressed in United States Dollars.

  •
  Evans & Evans, Inc. has also relied upon a letter of representation obtained from the officers and management of Beacon Power wherein they confirm that all representations and warranties (including the Proposed Transaction details and disclosures, projections, historical costing, tax/tax obligations and technology ownership issues) that they made to the authors of the Report, including a general representation that they have no information or knowledge of any material facts or information not specifically noted in this Report, which, in their view, would reasonably be expected to affect the assessments expressed herein.

  •
  The Companies' financial information and the Companies' historical costing and resource efforts, as provided by the Companies' representatives and management, is assumed to be accurate and complete. Evans & Evans has not verified the accuracy or completeness of this financial data.

  •
  Evans & Evans have assumed that the Companies have no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Report that would affect the evaluation or conclusions.

  •
  Evans & Evans, Inc. makes no recommendations, either expressed or implied, as to the suitability of the companies described herein, or their securities, as investments.

  •
  Evans & Evans, Inc. has not verified the status of any of the Companies' potential legal, financial or tax affairs and/or matters and can, therefore, provide the reader no comfort or make any comments as to whether there are any off-balance sheet or contingencies, claims, possible claims, substantial commitments, or litigation pending or threatened against the Companies and/or any of the Directors/Officers of the Companies.

  •
  Clear and unencumbered ownership of the Companies' various intellectual properties is assumed.

  •
  The Report, and more specifically the assessments and views contained therein, is meant as independent review and reconciliation as at December 31, 2004. The authors of the Report make no representations, conclusions, or assessments, expressed or implied, regarding the Companies or events after December 31, 2004. The information/assessments contained in the Report pertain only to the conditions prevailing at the time the Report was completed from March 15, 2005 to April 19, 2005.

  •
  Evans & Evans have assumed that Ardour Capital was not paid any contingency fees regarding its work for Beacon Power and / or in preparing the Ardour Capital Opinion.

  •
  The Companies have satisfactory title to all of the tangible and intangible assets described here in the Report and there are no liens or encumbrances on such assets nor has any assets been pledged in any way. The Companies have complied with all CRA, U.S. and foreign government taxation and regulatory practices as well as all aspects of its contractual agreements that would have an effect on the Report, and there are no other material agreements entered into by the Companies that are not disclosed in the Report.

  •
  The Report is not to be considered a formal Fairness Opinion regarding the Proposed Transaction between Beacon Power and NxtPhase.

6.0   ASSUMPTIONS

        The following assumptions, limiting conditions and disclaimers apply to the Report:

          1.     At the Market Valuation Date (i.e., December 31, 2004), no specific special purchaser was identified that would pay a premium to purchase 100% of the shares of Beacon Power or NxtPhase.

          2.     At the Market Valuation Date, unless otherwise noted in the Report, the Fair Market Value of the Companies' assets and liabilities approximate their net carrying values or stated book values.

          3.     An audit of NxtPhase's financial statements dated December 31, 2004 would not result in any material changes to the prepared financial statements as provided to the authors of the Report.

          4.     There is no material change in the financial position or business of the Companies from the date of the most recent financial statements (i.e., December 31, 2004) to the date of the Proposed Transaction unless clearly noted in the Report.

          5.     All conditions precedent to the closing of the Proposed Transaction will be satisfied in due course. The definitive Arrangement Agreement has terms and conditions which are substantially the same as the draft Arrangement Agreement provided to the authors of the Report.

          6.     Representations made by management of the Companies as to the number of shares outstanding in the Companies is assumed to be accurate.

          7.     Beacon Power and NxtPhase are successful in securing the financing required to implement their short-term financing plans, collectively US$6.6 million by December 31, 2005.

          8.     Evans & Evans has assumed that Market Value, as defined in Section 7.0 of the Report does not equal Fair Market Value (see Section 7.0) as both terms are used by the Appraisers. Evans & Evans has also assumed that Market Value is acceptable to all parties involved in the Proposed Transaction.

        This Report is based upon information made available to Evans & Evans and on all of the conditions of the Report and all of the assumptions that have been made.

        Evans & Evans reserves the right to review all information and calculations included or referred to in this Report and, if it considers it appropriate and/or necessary, to revise its views in the light of any information which becomes known to it during or after the date of this Report.

7.0   FAIR MARKET VALUE VERSUS MARKET VALUE

        Market Value, as used by the Appraisers, refers to the most likely price at which an arm's length party would purchase shares in a company, on an organized and regulated and liquid stock market, given the information and assumptions outlined in this Report.

        The reader should realize the above also refers to all of the terms and conditions set out in the Report.

        Market Value thereby approximates "Market Potential", which does not equal Fair Market Value.

        Market Value, as used by the Appraisers, refers to the implied potential value and/or price of a company. Such analysis is based principally on a comparison of the future revenues and/or EBIT and/or cash flows and a comparison of such results to numerous existing public companies that also are in similar industries to the company under review (with adjustments for risk and differences of operating results).

        Firms and owners often outline that comparable firms are not the "same" as they are and that such comparisons are, therefore, not always indicative of their price. Comparisons, however, are not always based on businesses being precisely the "same", but instead on the business, technical, market and financial risks being similar or at some time being similar.

        In this regard, firms conducting valuation services may compare the company under review to numerous alternative companies whose businesses, though being different, have similar issues and opportunities facing them or have solved, or are trying to solve similar problems/issues/opportunities.

        In doing this analysis, one is comparing a company—given certain claimed milestones and assumptions—to the market capitalizations of certain firms on recognized and regulated stock exchanges. Such calculated "Market Value" (or Market Potential) is based on many factors, including market conditions, as well as specific projected organizational performance. Investors, when reviewing public traded companies generally focus on Market Value.

        Fair Market Value, on the other hand, is different. In this Report, Fair Market Value is defined as the highest price available in an open and unrestricted market between informed and prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of cash. At the core of the determination of Fair Market Value of a company or asset, is the valuator focus on appropriately weighting the past, present and future results of the company under review.

        With respect to the Fair Market Value for the shares of a company viewed "en bloc" there are, in essence, as many "prices" for any business interest as there are purchasers and each purchaser for a particular "pool of assets", be it represented by overlying shares or the assets themselves, can likely pay a price unique to it because of its ability to utilize the assets in a manner peculiar to it.

        In any open market transaction, a purchaser will review a potential acquisition in relation to what economies of scale (e.g., reduced or eliminated competition, ensured source of material supply or sales, cost savings arising on business combinations following acquisitions, and so on), or "synergies" that may result from such an acquisition.

        Theoretically, each corporate purchaser can be presumed to be able to enjoy such economies of scale in differing degrees and therefore each purchaser could pay a different price for a particular pool of assets than can each other purchaser.

        Based on Evans & Evans' experience, it is only in negotiations with such a special purchaser that potential synergies can be quantified and even then, the purchaser is generally in a better position to quantify the price of any special benefits than is the vendor.

        In reviewing the Market Value of Beacon Power and NxtPhase, Evans & Evans did not consider any special purchaser considerations.

8.0   RECONCILIATION ASSESSMENTS

        In reconciling the differences between the Purchase Price as outlined as part of the Proposed Transaction, the Market Value of NxtPhase arrived at in the Ardour Opinion and the Fair Market Value of NxtPhase as arrived at in the NtxPhase Valuation, Evans & Evans considered the following:

          1.     In determining the either Market Value or Fair Market Value of an asset and/or a business, there is no single or specific mathematical formula. Assessments as to Market Value and Fair Market Value may vary materially.

          2.     At the core of the determination of Fair Market Value of a company or asset, is the valuator focus on appropriately weighting the past, present and future results of the company under review. However, in undertaking a Market Value or invest-focused review, much emphasis is placed only on expected future results. This exclusive focus on forward-looking results is important when reviewing the Market Value of companies such as Beacon Power or NxtPhase which are at the early stages of commercialization of their core products and technologies. In other words, in assessing Market Value the Appraisers are considering Market Value or "Price" much like actual investors, since this is focused on the "potential" of a company or investment going forward as opposed to a balance between the past, current and future results. In balancing the past, present and future the Appraisers are only then determining the Fair Market Value of NxtPhase.

          3.     In the case of certain firms that have significant intangible assets (e.g., early stage technology companies which largely rely on qualified staff and commercially unproven technology development) likely realizable Market Value often appears very high on the surface given such intangible-based businesses. Accordingly, investors / purchasers of companies largely comprised of intangible assets are valuing the actual financial potential of the company much more than the financial position of the company. Valuators must, therefore, examine actual milestones along the way to assessing reasonable Market Value.

          4.     Under the terms of the Proposed Transaction, the number of Beacon Power common shares issued to the NxtPhase shareholders is based on the 20-day weighted average share price. The specific triggering date of such determination has not been fixed as of the date of the Report.

          5.     Given #4 above, Evans & Evans used December 31, 2004 as the Market Valuation Date. Evans & Evans considered the weighted-average share price (over a 30-day period as more reflective of the Market Value of Beacon Power as at the Market Valuation Date (i.e., December 31, 2004). In the view of Evans & Evans, this exposure time to the market is more indicative of Market Value and results in a more reasonable Market Value for Beacon Power. The weighted average share price is based on weighting the volume of shares traded per day by the total volume of shares traded over the 30-day period (i.e., the share price of Beacon Power on days where more shares were traded was weighted more heavily than days where fewer shares traded). The reader is advised to refer to Schedule 1.0—Beacon Power Trading Price for the detailed calculations. Evans & Evans determined the Market Value of Beacon Power to be in the range of US$25.9 million.

          6.     In order to compare the Market Value of both Beacon Power and NxtPhase at the Market Valuation Date, Evans & Evans next calculated the Market Value of NxtPhase as at December 31, 2004. As defined in Section 7.0 of the Report, a Market Value calculation places its emphasis solely on the forward-looking results of NxtPhase. In calculating the Market Value of NxtPhase, Evans & Evans undertook a Discounted Cash Flow Analysis based on the same assumptions as outlined in the NxtPhase Valuation. However, Evans & Evans utilized discount rates and multipliers on the residual cash flow that were more reflective of the venture capital rates as outlined in the Ardour Opinion. A Market Value Analysis of NxtPhase understandably arrives at a higher range of value which reflects the fact that the potential value of NxtPhase is greater than its current Fair Market Value. This analysis is outlined in more detail in Schedule 2.0—Market Value Analysis of NxtPhase. In undertaking both the Fair Market Value analysis and Market Value analysis of NxtPhase, Evans & Evans deemed it appropriate to deduct the short-term capital required to achieve forward-looking results. This was done to account for the initial capital required to obtain NxtPhase's projected results. Under a forward-looking approach, similar to the approach outlined in the Ardour Opinion, Evans & Evans arrived at a Market Value for NxtPhase in the range of US$16,100,000.

          7.     Given all of Evans & Evans' work, the authors of the Report utilized higher discount rates than Ardour Capital, thus assessing more risk to the business.

9.0   RECONCILIATION CONSIDERATIONS

        In the view of Evans & Evans, the reconciliation of the Proposed Transaction is based on Market Value as all of the parties involved appear to be basing their approval of the Proposed Transaction by accepting Market Value. Reconciliation of the Proposed Transaction by Fair Market Value means is not possible. The Market Value of the Proposed Transaction is reconciled by: i) calculating, at the time of the completion of the Proposed Transaction, the Market Value of Beacon Power and the Market Value of NxtPhase; ii) calculating whether the Market Value of the proposed share exchange between the Beacon Power shareholders and NxtPhase is favorable to the Beacon Power shareholders (viewed as one group) upon completion of the Proposed Transaction; and iii) considering qualitative factors (e.g., availability of further financing) that may result from the Proposed Transaction.

  Market Value Per Share of Beacon Power, as at the Market Valuation Date

        The Market Value of each share of Beacon Power to the Beacon Power shareholders as at the Market Valuation Date was calculated to be in the range of $0.59. Refer to Schedule 1.0.

  Market Value of Beacon Power, Post-Proposed Transaction

        In reconciling the Proposed Transaction Evans & Evans calculated whether the Market Value of a Beacon Power share post-Proposed Transaction shares is at least equal to the Market Value of a Beacon Power share pre-Proposed Transaction.

        In calculating the Market Value of Beacon Power post-Proposed Transaction Evans & Evans considered adjusting the number of shares outstanding to account for the exercise of all options and warrants outstanding in Beacon Power that were "in the money" as at the Market Valuation Date and correspondingly increasing the Market Value of Beacon Power by the cash received. In doing so, Evans & Evans found that there was nominal effect on the analysis outlined in Schedule 3.0. Further, given the volatility of the share price there was risk associated with such options and warrants being exercised, and accordingly, no adjustment was made.

        Evans & Evans reconciliation analysis of the Proposed Transaction is outlined in Schedule 3.0—Market Value Reconciliation of Proposed Transaction to Beacon Power Shareholders.

10.0 RECONCILIATION ASSESSMENTS CONCLUSIONS

        Based upon Evans & Evans review as outlined in the Report and the subsequent schedules, the authors of the Report have reconciled the Proposed Transaction so as to present why the directors of Beacon Power are intent on completing the Proposed Transaction (the reader is advised to review the assumptions outlined in section 5.0 of the Report, to understand the critical assumptions upon which the authors of the Report have based their assessments).

        In reconciling the Market Value of the Proposed Transaction to the shareholders of Beacon Power, Evans & Evans has considered, inter alia, the following:

          1.     A review of the Market Value of NxtPhase as calculated by the Appraisers.

          2.     A review of the Fair Market Value of NxtPhase as outlined in the NxtPhase Valuation. In the view of Evans & Evans, given investors in Beacon Power appear to be valuing the Public Company based on its "potential" and forward-looking results, it was therefore appropriate and reasonable to consider the Market Value of NxtPhase in light of the planned completion of the Proposed Transaction.

          3.     Comparison of the Market Value, as at December 31, 2004 of the pre-Posed Transaction Beacon Power shares to, on a pro forma basis, the Market Value of the Beacon Power shares upon completion of the Proposed Transaction.

          4.     A review of the consideration received by the NxtPhase shareholders based on the Market Value of Beacon Power as calculated in Schedule 1.0. Evans & Evans deemed it appropriate to consider a blockage discount in arriving at the consideration to be actually received by NxtPhase Shareholders as outlined in Schedule 4.0—Reconciliation of the Consideration.

        Evans & Evans also considered other potential benefits that may be realized subsequent to the completion of the Proposed Transaction. Evans & Evans has not attempted to quantify these additional qualitative potential benefits as they are all further favorable to the Beacon Power shareholders.

          1.     NxtPhase generated revenues in the range of US$1.6 million in the four months preceding the Market Valuation Date and had an order backlog of over US$1.0 million. Conversely, Beacon Power generated revenues of US$300,000 for the year ended December 31, 2004. Thus, the acquisition of NxtPhase does provide the Public Company with short-term revenues that would otherwise not be available.

          2.     The NxtPhase Relay & Recorder and Optical products are expected to generate revenues in the short-term (i.e., 2005 - 2007) that far exceed Beacon Power projected revenues over the same time frame.

          3.     The Companies are targeting similar marketplaces and end-user customers. Accordingly, given the Beacon Power products are expected to come to market in 2008, Beacon Power will have access to the existing NxtPhase customer base which already includes large utilizes across Canada, the United States and Europe. Accordingly, when the Beacon Power products are ready for beta testing and commercial launch, the Public Company will have access to the established customer relationships and goodwill built by NxtPhase. Given the extended sales cycle in the markets being targeted by Beacon Power, the ability to leverage off the established NxtPhase customer relationships is a significant positive factor.

          4.     Shared marketing resources thereby significantly reducing the number of staff required and accordingly salaries.

          5.     Beacon Power will have access to NxtPhase strategic partnerships—for example V.A. Tech, soon to be a Siemens company. Such strategic partnerships may result in Beacon Power more rapidly penetrating international markets with its products than it would have been able to do without such potential access to these established marketing and distribution partners.

          6.     Shared advisory boards and access to the leadership of the Companies' respective management teams and board of directors.

          7.     Cash flow stability—the NxtPhase Relay & Recorder Division is an established line of business.

EVANS & EVANS, INC.
/s/ EVANS & EVANS

11.0 RESTRICTIONS AND CONDITIONS

        This Report is intended for the purpose stated in this Report and, in particular, is based on assumptions as to results that could reasonably be expected at the Market Valuation Date. It is not to be the basis of any subsequent valuation and is not to be reproduced or used other than for the purpose of this Report without prior written permission in each specific instance. Evans & Evans, Inc. disclaims any legal and/or financial responsibility and/or liability for losses occasioned to any parties as a result of the circulation, publication, reproduction or use of this Report or its use contrary to the provisions of this paragraph. This Report is based upon information made available to Evans & Evans and on the assumptions it has made. Evans & Evans reserves the right to review all calculations included or referred to in this Report and, if it considers it necessary, to revise its entire Report and conclusions in the light of any information existing at the Market Valuation Date which becomes known to it at or after the date of the Report.

        This Report has been prepared for the Public Company and thereafter directors, and shareholders of Beacon Power only. The Report may be distributed by the directors of Beacon Power to the shareholders of Beacon Power, and / or applicable, but will require Evans & Evans consent to do so. This Report may not be relied upon by any other person or entity without Evans & Evans' express, prior written consent in each instance.

12.0 STATEMENT OF INDEPENDENCE

        Evans & Evans, Inc. is, for the purposes of preparing this Report, an independent valuator. None of the partners, employees or associates of Evans & Evans, Inc., has, or anticipates the acquisition of any interest in the assets, shares or business undertakings of Beacon Power or NxtPhase and/or any parties directly related to the Companies.

13.0 SCHEDULES

  Appendix 1.0—Ardour Capital Opinion

  Schedule 1.0—Beacon Power Trading Price

  Schedule 2.0—Market Value Analysis of NxtPhase

  Schedule 3.0—Market Value Reconciliation of Proposed Transaction to Beacon Power Shareholders

  Schedule 4.0—Reconciliation of the Consideration

APPENDIX 1.0—ARDOUR CAPITAL OPINION

Available directly from Beacon Power

SCHEDULE 1.0—BEACON POWER TRADING PRICE

BEACON POWER TRADING PRICE

        As a means of determining the Market Value of Beacon Power Evans & Evans considered a Trading Price Approach. The Trading Price Approach utilizes the historical trading price of the Public Company as a means of determining the Market Value of the Public Company. For the 30-days period preceding the Market Valuation Date, the shares of Beacon had a high of $1.09 per share and a low of $0.40 per share (a material variance) with an average trading price of $0.654 and a weighted average trading price of $0.59. Over the same period the average trading volume was 3.3 million shares per day with a high of 34.0 million shares traded and a low of 144,000 shares traded.

        Evans & Evans utilized a 30-day trading period given the volatility of the share price of Beacon Power over the period preceding the Market Valuation Date. The range of the Beacon Power share price implies short-term holders of shares, which can affect the stability of price.

        The authors of the Report utilized the 30-day weighted average trading price (i.e., US$0.59) to arrive at a Market Value of Beacon Power of US$25.9 million.

        The reader is advised to refer to the chart of the following page to review the calculation of the weighted average share price.

BEACON POWER CORPORATION

December 31, 2004—Valuation Date

Trading Price

	Low	High	Average
10-Days	0.81	0.96	0.87
20-Days	0.44	1.09	0.75
30-Days	0.4	1.09	0.654
90-Days	0.29	1.09	0.54

Trading Volume

	Low	High	Average	Total	%
10-Days	755,800	5,806,800	2,280,380	22,803,800	52.1%
20-Days	144,400	34,036,300	4,623,095	92,461,900	211.2%
30-Days	144,400	34,036,300	3,326,977	99,809,300	227.9%
90-Days	126,400	34,036,300	1,793,199	161,387,900	368.6%
Total Shares Issued and Outstanding				43,788,810

2004 Standard Deviation                0.3650

Weighted Average 20-Day Trading Price
20 Days Preceding December 31, 2004
Volume	% of Total Shares Traded	Close
1,259,700	1.4%	0.92
5,806,800	6.3%	0.96
918,900	1.0%	0.83
1,005,800	1.1%	0.81
755,800	0.8%	0.84
878,600	1.0%	0.88
4,353,500	4.7%	0.88
2,028,500	2.2%	0.83
2,533,500	2.7%	0.86
3,262,700	3.5%	0.91
6,421,400	6.9%	0.92
34,036,300	36.8%	1.04
25,739,000	27.8%	1.09
276,800	0.3%	0.44
302,800	0.3%	0.45
144,400	0.2%	0.46
296,700	0.3%	0.46
814,900	0.9%	0.46
1,204,800	1.3%	0.5
421,000	0.5%	0.46

92,461,900	100.0%

20-Day Weighted Average
0.99

Weighted Average 30-Day Trading Price
30 Days Preceding December 31, 2004
Volume	% of Total Shares Traded	Close
322,600	1.2%	0.37
1,160,700	4.2%	0.38
946,800	3.4%	0.43
459,400	1.7%	0.47
303,300	1.1%	0.47
347,500	1.3%	0.45
155,300	0.6%	0.47
411,200	1.5%	0.48
268,600	1.0%	0.5
517,600	1.9%	0.49
1,090,000	4.0%	0.51
330,200	1.2%	0.46
299,900	1.1%	0.48
679,400	2.5%	0.49
678,900	2.5%	0.52
550,800	2.0%	0.5
1,297,000	4.7%	0.45
1,001,700	3.6%	0.52
530,600	1.9%	0.56
217,800	0.8%	0.58
526,400	1.9%	0.57
1,024,000	3.7%	0.56
1,484,900	5.4%	0.62
1,034,300	3.8%	0.72
871,200	3.2%	0.73
3,138,600	11.4%	0.75
716,400	2.6%	0.67
1,728,200	6.3%	0.63
2,978,200	10.8%	0.7
2,415,100	8.8%	0.67

27,486,600	100.0%

30-Day Weighted Average
0.59

Market Value Based on 30-Day Weighted Average Share Price	25,900,000

SCHEDULE 2.0—MARKET VALUE ANALYSIS OF NXTPHASE

MARKET VALUE ANALYSIS OF NXTPHASE

        The determination of the Market Value of NxtPhase was a two-stage approach. First the authors of the Report utilized a Discounted Cash Flow Approach to separately determine the Market Value of the Relay & Recorder Division and the Optical Division. Thereafter, the book value of NxtPhase was adjusted to determine the Market Value of 100% of the issued and outstanding shares of NxtPhase.

        The reader is advised this Report is not a formal opinion as to the Market Value of NxtPhase.

Market Value of the Relay & Recorder Division

        Evans & Evans used a Discounted Cash Flow Approach as a means of arriving at the Market Value of the Relay & Recorder Division. The Discounted Cash Flow Approach was utilized given its widely accepted use within the field of valuation and that such an approach considers the value of the cash flows that will be available to actual investors in NxtPhase.

        The authors of the Report considered NxtPhase's five years of financial projections.

        In determining the discount rates to apply to the financial projections, Evans & Evans' considered the differing discount rates that one would apply to existing Relay & Recorder products and new products and enhancements going forward and accordingly used a blended rate.

        Evans & Evans applied discount rates in the range of 20% to 22.5% to the projected after-tax cash flows over the periods ending December 31, 2005 to December 31, 2009. The authors of the Report utilized a multiplier of 5.0 times 2009 cash flow in arriving at the residual or terminal value of the Relay & Recorder Division. The residual multiple was arrived at upon review of comparable companies as outlined. Given the projected growth of Relay & Recorder Division (i.e., a more established line of business with limited growth potential), Evans & Evans deemed it appropriate to utilize the lower end of the calculated multiple.

        Evans & Evans also made a further working capital adjustment to reflect management's estimation of the funds required to achieve the future results in 2005 and beyond (beyond the cash NxtPhase had at December 31, 2004).

        This resulted in a calculated Market Value for the Relay & Recorder Division in the range of $4,800,000 to $5,500,000.

Market Value of the Optical Division

        Evans & Evans used a Discounted Cash Flow Approach as a means of arriving at the Market Value of the Optical Division. The Discounted Cash Flow Approach was utilized given its widely accepted use within the field of valuation and that such an approach considers the value of the cash flows that will be available to actual investors in NxtPhase.

        The authors of the Report considered NxtPhase's five years of financial projections.

        In determining the discount rates to apply to the financial projections, Evans & Evans' considered the differing discount rates that one would apply to existing Optical products and new products and enhancements going forward and accordingly used a blended rate.

        The above compilation, in concert with industry research, has resulted in the application of discount rates in the range of 25% to 27.5% to the projected after-tax cash flows over the periods ending December 31, 2005 to December 31, 2009. The residual multiple was arrived at upon review of comparable companies as outlined. Given the potential significant upside of the Optical Division, Evans & Evans deemed it appropriate to utilize the higher end of the calculated multiple.

        Evans & Evans also made a further working capital adjustment to reflect management's estimation of the funds required to achieve the future results in 2005 and beyond (above NxtPhase's available cash at the Market Valuation Date).

        This resulted in a calculated Market Value for the Optical Division in the range of $6,500,000 to $7,700,000.

Market Value of NxtPhase T&D Corporation

        After arriving at the Market Value of the Operating Divisions, Evans & Evans adjusted NxtPhase's book value to arrive at the Market Value of 100% of the issued and outstanding shares of NxtPhase.

        In doing all of the above, Evans & Evans found that the Market Value of NxtPhase as at the Market Valuation Date was in the range of $15,100,000 to $17,000,000.

NXTPHASE T&D CORPORATION

ADJUSTED BOOK VALUE APPROACH

		Adjustment		Market Value
	December 31, 2004
		LOW	HIGH	LOW	HIGH	Notes
	US$
Assets
Current Assets
Cash	2,898,854			2,898,854	2,898,854
Restricted Cash & Short-term Investments	33,278			33,278	33,278
Cash Held in Escrow	0			0	0
Accounts Receivable	1,523,367			1,523,367	1,523,367
Investment Tax Credits Receivable	0			0	0
Inventory	564,957			564,957	564,957
Prepaid Expenses	41,393			41,393	41,393

	5,061,849			5,061,849	5,061,849
Other Assets
Property, Plant and Equipment	560,209			560,209	560,209
Patents and Other Intangible Assets	4,970,774	(4,970,774)	(4,970,774)	0	0	1
Market Value of Relay & Recorder Division	0	4,800,000	5,500,000	4,800,000	5,500,000
Market Value of Optical Division	0	6,500,000	7,700,000	6,500,000	7,700,000

	5,530,983			11,860,209	13,760,209
Total Assets	10,592,832			16,922,058	18,822,058
Liabilities
Current Liabilities
Accounts Payable and Accrued Liabilities	1,358,948			1,358,948	1,358,948
Deferred Revenue	13,273			13,273	13,273
Warranty Reserve	469,669			469,669	469,669

Total Liabilities	1,841,890			1,841,890	1,841,890
ADJUSTED BOOK VALUE				15,100,000	17,000,000
			Midpoint		16,100,000

Notes

1.
Removed to reflect the adjustment to market value.

NXTPHASE T&D CORPORATION

MARKET VALUE OF THE RELAY & RECORDER DIVISION

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Revenues—Relays & Recorders	4,800,000	6,389,000	8,952,000	12,512,000	14,388,800
Cost of Goods Sold	(2,736,000)	(3,450,060)	(4,834,080)	(6,756,480)	(7,769,952)	1

Gross Margin	2,064,000	2,938,940	4,117,920	5,755,520	6,618,848
Research and Development Expenses	954,000)	(1,001,700)	(1,051,800)	(1,188,000)	(1,306,800)	2
Selling Expenses	(450,000)	(472,500)	(434,175)	(445,500)	(356,400)	3
Finance & Administration Expenses	(720,000)	(792,000)	(580,800)	(950,400)	(1,140,480)	4

Operating Income	(60,000)	672,740	2,051,145	3,171,620	3,815,168
Non-cash Items	407,908	339,333	297,838	276,116	265,959	5

Net Cash Flow Pre-Tax	347,908	1,012,073	2,348,983	3,447,736	4,081,127
Tax Loss Carryforward	60,000	(672,740)	(1,234,155)	0	0	6

Tax Due On	0	0	816,990	3,171,620	3,815,168
Tax@ 40%	0	0	(326,796)	(1,268,648)	(1,526,067)

Cash Flow After Tax	347,908	1,012,073	2,022,187	2,179,088	2,555,060
Sustaining Capital Reinvestment— Note 7
Less: Tax Shield Related Thereto:	11,830	11,830	11,830	11,830	11,830
Sustaining Capital Reinvestment, Net of Related Tax Shield	38,170	38,170	38,170	38,170	38,170

Net Cash Flow	309,739	973,904	1,984,018	2,140,918	2,516,890
Discounted Cash Flow@20%	258,115	676,322	1,148,158	1,032,464	1,011,482
Discounted Cash Flow@23%	252,848	648,999	1,079,288	950,727	912,397
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 20%					2,032,459
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 22.5%					1,653,763
Total Discounted Cash Flow (High)					6,159,001
Total Discounted Cash Flow (Low)					5,498,021
Working Capital Requirement— Note 8					(682,792)
Market Value—Low, Say					4,800,000
Market Value—High, Say					5,500,000

Discount Rate High	20%
Discount Rate Low	22.5%		Tax Rate		40%
Residual Multiple—Note 9	5.00

Refer to Notes on the following page.

Notes

		2005	2006	2007	2008	2009
1	Cost of Goods Sold	57%	54%	54%	54%	54%
2	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Relay & Recorder	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
3	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Relay & Recorder Business	40%	40%	35%	30%	20%
4	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Relay & Recorders	60%	60%	40%	40%	40%
5	Depreciation Expense	900,000	900,000	901,000	900,000	900,000
	Total Expenses & Cost of Goods—Refer to Appendix 3	10,723,000	15,161,000	20,876,000	30,445,000	35,780,976
	Total Expenses—Relay & Recorder	4,860,000	5,716,260	6,900,855	9,340,380	10,573,632
	% of Total Expenses	45.3%	37.7%	33.1%	30.7%	29.6%
6	Tax Losses
	Created 2005 (Optical Division)	(2,311,520)
	Used 2005 (Relay & Recorder Division)	60,000

	Unused 2005	(2,371,520)
	New 2006 (Optical Division)	(769,530)

	Available 2006	(3,141,050)
	Used 2006 (Relay & Recorder Division)	(672,740)

	Available 2007	(2,468,310)
	Used 2007 (Optical Division and Relay & Recorder Division)	(2,468,310)
7	Total Expenses—Refer to Appendix 3	10,723,000
	Working Capital Injection—Management Budget	1,750,000
	Total Expenses—Relay & Recorder and Optical	8,367,520
	% of Expenses as to Projected Expenses	78.0%
	Adjusted Required Working Capital	1,365,584
	% Applied to Relay & Recorder	50.0%
8	Sustaining Capital Reinvestment	50,000
9	Refer to comparable table following the calculaiton of the Market Value of the Optical Division.

NXTPHASE T&D CORPORATION

MARKET VALUE OF THE RELAY & RECORDER DIVISION

For the Years Ended December 31,

	2005	2006	2007	2008	2009	Note
	US$
Revenues—Optical	1,196,000	6,694,000	14,327,000	27,086,000	32,503,200	2
Cost of Goods Sold	(1,638,520)	(5,489,080)	(9,455,820)	(15,439,020)	(18,526,824)	3

Gross Margin	(442,520)	1,204,920	4,871,180	11,646,980	13,976,376
Research and Development Expenses	(954,000)	(1,001,700)	(1,051,800)	(1,188,000)	(1,306,800)	4
Selling Expenses	(675,000)	(708,750)	(806,325)	(1,039,500)	(1,069,200)
Finance & Administration	(240,000)	(264,000)	(580,800)	(950,400)	(1,140,480)	5

Operating Income	(2,311,520)	(769,530)	2,432,255	8,469,080	10,459,896
Depreciation	294,392	443,056	513,373	550,344	554,456

Net Cash Flow Pre-Tax	(2,017,128)	(326,474)	2,945,628	9,019,424	11,014,352
Tax Loss Carryforward	0	0	(1,234,155)

Tax Due On	(2,311,520)	(769,530)	1,198,100	8,469,080	10,459,896	6
Tax@ 40%	0	0	(479,240)	(3,387,632)	(4,183,958)

Cash Flow After Tax	(2,017,128)	(326,474)	2,466,388	5,631,792	6,830,394
Sustaining Capital Reinvestment—Note 7 Less: Tax Shield Related Thereto:	17,746	17,746	17,746	17,746	17,746
Sustaining Capital Reinvestment, Net of Related Tax Shield	57,254	57,254	57,254	57,254	57,254

Net Cash Flow	(2,074,382)	(383,728)	2,409,133	5,574,538	6,773,139
Discounted Cash Flow@25%	(1,659,506)	(245,586)	1,233,476	2,283,331	2,219,422
Discounted Cash Flow@28%	(1,626,966)	(236,050)	1,162,332	2,109,445	2,010,199
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 25.0%					4,545,377
Add: Residual Value (Multiple × 2009) and apply Discount Rate of 27.5%					3,728,792
Total Discounted Cash Flow (High)					8,376,514
Total Discounted Cash Flow (Low)					7,147,752
Required Working Capital Note 8					(682,792)
Market Value—Low, say					6,500,000
Market Value—High, Say					7,700,000
Discount Rate High	25.0%
Discount Rate Low	27.5%		Tax Rate	40%
Residual Multiple—Note 9	6.25

Refer to Notes on the following page.

Notes

		2005	2006	2007	2008	2009
	US$
1	Cost of Goods Sold	137%	82%	66%	57%	57%
2	Research and Development Expenses—Total	3,180,000	3,339,000	3,506,000	3,960,000	4,356,000
	Percentage Allocated to Optical	30%	30%	30%	30%	30%
	Total Research and Development Charge	954,000	1,001,700	1,051,800	1,188,000	1,306,800
3	Annual Sales & Marketing Costs	1,500,000	1,575,000	1,654,000	1,980,000	2,376,000
	Percentage Allocated to NxtPhase Product IP	75%	75%	75%	75%	75%
	Percentage Allocated to Optical Business	60%	60%	65%	70%	60%
4	Corporate Finance & Administration Costs	1,200,000	1,320,000	1,452,000	2,376,000	2,851,200
	% Allocated to Optical	20%	20%	40%	40%	40%
	Optical Corporate Finance & Administration	240,000	264,000	580,800	950,400	1,140,480
5	Depreciation Expense	900,000	900,000	901,000	900,000	900,000
	Total Expenses—Refer to Appendix 3	10,723,000	15,161,000	20,876,000	30,445,000	35,780,976
	Total Expenses—Optical	3,507,520	7,463,530	11,894,745	18,616,920	22,043,304
	% of Total Expenses	32.7%	49.2%	57.0%	61.1%	61.6%
6	Refer to Discounted Cash Flow Analysis for Relay & Recorder Division
7	Working Capital Requirement
	Total Expenses—Refer to Appendix 3	10,723,000
	Working Capital Injection—Management Budget	1,750,000
	Total Expenses—Relay & Recorder and Optical	8,367,520
	% of Expenses as to Projected Expenses	78.0%
	Adjusted Required Working Capital	1,365,584
	% Applied to Optical	50.0%
8	Sustaining Capital Reinvestment	75,000
9	Refer to comparables table on the following page.

NxtPhase T&D Corporation Comparables

Company Name	Ticker	Exchange	Market Capitalization	TTM Revenues	TTM EBITDA	Mkt. Cap./Revenues	Mkt. Cap./EBITDA	Forward 2006 P/E
Emerson Electric Co.	EMR	NYSE	29394.332	15990	2180	1.84	13.48	16.84
Cooper Industries, Ltd.	CBE	NYSE	6809.367	4460	614.2	1.53	11.09	15.75
ALSTOM	AASTF	Pink Sheets	3916.8	18490	624.75	0.21	6.27	n/a
Capstone Turbine Corporation	CPST	NASDAQ	155.2023	14.44	(43.73)	10.75	n/a	n/a
Evergreen Solar, Inc.	ESLR	NASDAQ	266.0893	0.717	(15.45)	371.11	n/a	n/a
Hubbell Incorporated	HUBB	NYSE	3194.5959	1990	261.5	1.61	12.22	15.91
C&D Technologies, Inc.	CHP	NYSE	489.3888	373.39	32.18	1.31	15.21	n/a
Eaton Corporation	ETN	NYSE	11063.844	9820	1270	1.13	8.71	10.68
		Average				48.69	11.16	14.80
		Average (Remove High and Low)				3.03	11.37	15.83
Calculated Adjusted EBTIDA Average	Discount Range to Apply*		Multiplier
11.37	45%		6.26
11.37		50%	5.69

*
Discount range of 45% to 50% off calculated multiplier reflects public company, size, liquidity differences, forward looking results versus actual results and business risks.

SCHEDULE 3.0—MARKET VALUE RECONCILIATION OF PROPOSED
TRANSACTION TO BEACON POWER SHAREHOLDERS

BEACON POWER CORPORATION—MARKET VALUE RECONCILIATION

Shares Issued and Outstanding as at December 31, 2004
Beacon Power Corporation	43,788,810
Shares Issued to Acquire NxtPhase
Purchase Price	$17,100,000
Price Per Share	$0.99
New Shares Issued	17,303,536
Total Beacon Power Shares Post-Proposed Transaction	61,092,346
Market Value of Beacon Pre-Proposed Transaction
Market Value of Beacon Power	$25,900,000	Based on 30-Day Weighted Average Share Price
Total Shares Outstanding	43,788,810
Price Per Share	$0.59
Market Value of Beacon Post-Proposed Transaction
Market Value of Beacon Power	$25,900,000
Market Value of NxtPhase	$16,100,000

	$42,000,000
Total Shares Outstanding	61,092,346
Price Per Share	$0.69

SCHEDULE 4.0—RECONCILIATION OF THE CONSIDERATION

RECONCILIATION OF THE CONSIDERATION

        In reconciling the consideration received by the NxtPhase shareholders, Evans & Evans calculated the adjusted consideration based on the actual share price as at December 31, 2004 and the application of a Blockage Discount.

        In the context of a public market, Blockage Discount is defined as the decrease in stock market trading price created by the forces of supply and demand when a block of shares larger than normal trading lots is exposed for sale at one time.

        In cases where the size of a subject block of shareholdings is large in relationship to the current trading volume for the stock, the liquidation of that large block can have a depressing impact on the trading price. In other words, it may take a price concession to allow the market to absorb the large block of stock. This price concession, if it is applicable, is referred to as the "Blockage Discount". The Blockage Discount can be estimated by analysis of the cost of hedging the block of stock while it is being 'dribbled' into the market.

        First, the authors of the Report considered that for the 30 trading days previous to the Market Valuation Date, the average volume of Beacon Power shares traded were approximately 3,326,977 per day. Industry rules of thumb are that an individual investor can liquidate his or her own shareholdings at approximately 25% of the market volume (at a market neutral level). Thus, theoretically, the shares issued for NxtPhase could be sold on the basis of 448,300 shares per day requiring 39 trading days to liquidate the entire 17,303,536 shares.

        The Blockage Discount can be inferred from the cost indicated by the Black-Scholes Option Pricing Model ("BSOPM") of theoretically buying a series of put options over a period of 39 days, each put covering 448,300 shares. These put options would theoretically have a strike price equal to $0.92 plus the time value of money. The average price of the puts, relative to the strike price, is the effective decrement to value created by blockage, or expressed as a percent of strike price, represents the Blockage Discount.

        In performing the above calculation, Evans & Evans estimated the Blockage Discount to be in the range of 3.2%.

        In undertaking the above analysis, Evans & Evans found the consideration received by the NxtPhase shareholders to be less than the calculated Market Value of NxtPhase.

RECONCILIATION OF THE CONSIDERATION

Shares Issued to NxtPhase Based on 20-Day Weighted Average Share Price	17,303,536	A
December 31, 2004 Price Per Share	$0.92	B
Blockage Discount	3.2%	C

Adjusted Share Price	0.89	D=B × (1-C	)
Consideration Received by NxtPhase Shareholders	$15,405,088	E= D × A
Calculated Market Value of NxtPhase	$16,100,000

Calculation of Blockage Discount

Blockage (Block Size) Discount
Cost of Hedge Analysis

0.92	Stock Price
0.92	Strike Price
2.75%	Risk Free Rate
0.365	Standard Deviation
0.1332	Variance
0.00	Present Value of Expected Dividends (assume no dividend)
17,303,536	Block Size
1,793,199	Average Trading Volume per Day — 30 Days Preceding December 31, 2004
448,300	Assume 25% of market volume per day
39	Number of Trading Days Needed for Orderly Disposition of Block

Hedge Strategy: Buy Series of Puts to Cover Dribble Period

Term (Days)	Predicted Price	Strike Price	Experation as Fraction of Year	d1	N(d1)	d2	N(d2)	Value of Call	Value of Put
1	0.01	0.92	0.002739726	0.0095	0.5038	-0.0096	0.4962	0.01	0.01
2	0.01	0.92	0.005479452	0.0134	0.5054	-0.0136	0.4946	0.01	0.01
3	0.01	0.92	0.008219178	0.0164	0.5066	-0.0166	0.4934	0.01	0.01
4	0.01	0.92	0.010958904	0.0190	0.5076	-0.0192	0.4923	0.01	0.01
5	0.02	0.92	0.013698630	0.0212	0.5085	-0.0215	0.4914	0.02	0.02
6	0.02	0.92	0.016438356	0.0233	0.5093	-0.0235	0.4906	0.02	0.02
7	0.02	0.92	0.019178082	0.0251	0.5100	-0.0254	0.4899	0.02	0.02
8	0.02	0.92	0.021917808	0.0269	0.5107	-0.0272	0.4892	0.02	0.02
9	0.02	0.92	0.024657534	0.0285	0.5114	-0.0288	0.4885	0.02	0.02
10	0.02	0.92	0.027397260	0.0300	0.5120	-0.0304	0.4879	0.02	0.02
11	0.02	0.92	0.030136986	0.0315	0.5126	-0.0319	0.4873	0.02	0.02
12	0.02	0.92	0.032876712	0.0329	0.5131	-0.0333	0.4867	0.02	0.02
13	0.03	0.92	0.035616438	0.0342	0.5137	-0.0346	0.4862	0.03	0.03
14	0.03	0.92	0.038356164	0.0355	0.5142	-0.0359	0.4857	0.03	0.03
15	0.03	0.92	0.041095890	0.0368	0.5147	-0.0372	0.4852	0.03	0.03
16	0.03	0.92	0.043835616	0.0380	0.5152	-0.0384	0.4847	0.03	0.03
17	0.03	0.92	0.046575342	0.0392	0.5156	-0.0396	0.4842	0.03	0.03
18	0.03	0.92	0.049315068	0.0403	0.5161	-0.0407	0.4837	0.03	0.03
19	0.03	0.92	0.052054795	0.0414	0.5165	-0.0419	0.4833	0.03	0.03
20	0.03	0.92	0.054794521	0.0425	0.5169	-0.0429	0.4829	0.03	0.03
21	0.03	0.92	0.057534247	0.0435	0.5174	-0.0440	0.4824	0.03	0.03
22	0.03	0.92	0.060273973	0.0446	0.5178	-0.0450	0.4820	0.03	0.03
23	0.03	0.92	0.063013699	0.0456	0.5182	-0.0461	0.4816	0.03	0.03
24	0.03	0.92	0.065753425	0.0465	0.5186	-0.0470	0.4812	0.03	0.03
25	0.04	0.92	0.068493151	0.0475	0.5189	-0.0480	0.4809	0.04	0.04
26	0.04	0.92	0.071232877	0.0484	0.5193	-0.0490	0.4805	0.04	0.04
27	0.04	0.92	0.073972603	0.0494	0.5197	-0.0499	0.4801	0.04	0.04
28	0.04	0.92	0.076712329	0.0503	0.5200	-0.0508	0.4797	0.04	0.04
29	0.04	0.92	0.079452055	0.0512	0.5204	-0.0517	0.4794	0.04	0.04
30	0.04	0.92	0.082191781	0.0520	0.5208	-0.0526	0.4790	0.04	0.04
31	0.04	0.92	0.084931507	0.0529	0.5211	-0.0535	0.4787	0.04	0.04
32	0.04	0.92	0.087671233	0.0537	0.5214	-0.0543	0.4783	0.04	0.04
33	0.04	0.92	0.090410959	0.0546	0.5218	-0.0552	0.4780	0.04	0.04
34	0.04	0.92	0.093150685	0.0554	0.5221	-0.0560	0.4777	0.04	0.04
35	0.04	0.92	0.095890411	0.0562	0.5224	-0.0568	0.4774	0.04	0.04
36	0.04	0.92	0.098630137	0.0570	0.5227	-0.0576	0.4770	0.04	0.04
37	0.04	0.92	0.101369863	0.0578	0.5230	-0.0584	0.4767	0.04	0.04
38	0.04	0.92	0.104109589	0.0586	0.5234	-0.0592	0.4764	0.04	0.04
39	0.04	0.92	0.106849315	0.0593	0.5237	-0.0600	0.4761	0.04	0.04
Average Cost of a Put Option:			0.03
Implied Blockage Discount / Current Market Price of Stock			3.2%

ANNEX J

[Lang Michener LLP LETTERHEAD]

April 20, 2005

FAXED 978-694-9127		FAXED 617-439-4170
Beacon Power Corporation 234 Ballardvale Street Willmington, MA 01887 USA		Edwards & Angell, LLP 101 Federal Street Boston, MA 02110 USA
Attention:	F. William Capp (CEO) and James E. Spiezio (CFO)	Attention:	Albert L. Sokol and Nancy M. Lee Dellaria

FAXED 604-687-6314

Clark Wilson LLP
800 - 885 West Georgia Street
Vancouver, BC V6C 3H1

Attention: Brock H. Smith

Dear Sirs/Mesdames:

Letter of Opinion—NxtPhase Corporation and NxtPhase Inc. ("NxtPhase")

        You have asked us for our opinion regarding the transfer of assets of NxtPhase to NxtPhase T&D Corporation and NxtPhase T&D Inc. by way of realizing on security held by Perseus 2000, L.L.C. as Collateral Agent for a number of investors in NxtPhase.

        We have acted as realization counsel to Perseus 2000, L.L.C. ("Perseus") and its assignees, NxtPhase T&D Corporation and NxtPhase T&D Inc. (collectively the "Secured Parties") in connection with the realization by the Secured Parties on the security interests created by Pledge and Security Agreements granted by each of NxtPhase Corporation and NxtPhase Inc. to Perseus on June 23, 2003 (together, the "Security Agreements") and registered:

          a)    in the British Columbia Personal Property Registry under base registration #127018B;

          b)    in the Manitoba Personal Property Registry as registration #200313761605; and

          c)     in the State of Arizona under the Uniform Commercial Code as filing number 2003-12690949.

        The Security Agreements were assigned by Perseus to NxtPhase T&D Corporation and NxtPhase T&D Inc. prior to the completion of the realization process so that, pursuant to the relevant provisions of the Personal Property Security Act of British Columbia and Manitoba and the Uniform Commercial Code applicable in the State of Arizona, at the expiration of the applicable notice periods, the collateral charged by the Security Agreements would be deemed to be taken by NxtPhase T&D Corporation and NxtPhase T&D Inc., not Perseus, in satisfaction of the obligations of NxtPhase secured by the Security Agreements.

        This opinion is being delivered to you with the consent of Perseus. Unless otherwise indicated, all terms used in this opinion letter that are defined in the Security Agreements have the meanings given to them in the Security Agreements. This opinion is given only in relation to the realization by the Secured Parties on the assets of NxtPhase charged by the Security Agreements.

        In our capacity as realization counsel, we have reviewed the following:

          (a)   the Security Agreements;

          (b)   the Collateral Agency Agreements dated June 23, 2003 among Perseus 2000, L.L.C. as Collateral Agent and a number of investors;

          (c)   Proposal to Accept Collateral in Full Satisfaction of Indebtedness to NxtPhase Inc. dated March 16, 2004;

          (d)   Notices of Objection to foreclosure of GE Capital Equity Holdings, B.V. and of Hydro-Quebec CapiTech Inc. and OPG Ventures Inc. both made April 5, 2004;

          (e)   Withdrawal of Objections made August 17, 2004;

          (f)    the assignments dated April, 2004 (together, the "Assignments") by Perseus to 4204077 Canada Limited (now NxtPhase T&D Corporation) and NxtPhase T&D Inc., of the Security Agreements together with the benefit of the Proposal to Accept Collateral in Full Satisfaction of Indebtedness to NxtPhase Inc. dated March 16, 2004 and the Notice of Proposal for Voluntary Foreclosure delivered by Perseus to NxtPhase Corporation and NxtPhase Inc. dated March 24, 2004 (together the "Voluntary Foreclosure Notices").

and have participated in the preparation of the following:

          (a)   demand letters dated March 4, 2004 to NxtPhase;

          (b)   Notices of Intention to Enforce Security pursuant to s. 244(1) of the Bankruptcy and Insolvency Act (Canada) dated March 4, 2004; and

          (c)   Notice of Proposal for Voluntary Foreclosure delivered by Perseus to NxtPhase Corporation and NxtPhase Inc. dated March 24, 2004.

        For the purposes of the opinion expressed hereinas to the enforcement against NxtPhase of the Security Agreements, we have assumed that

          (a)   the Security Agreements had been duly authorized, executed and delivered by and constituted legal, valid and binding obligations of NxtPhase, and

          (b)   the assignments of any patents or trademarks included in the collateral which was charged by the Security Agreements have been properly registered and recorded as appropriate in the Canadian Intellectual Property Office ("CIPO") and in the United States Patent and Trademark Office so that such patents and trademarks are now registered or recorded in the names of NxtPhase T&D Corporation and NxtPhase T&D Inc. as appropriate.

        The opinions expressed below are limited to the laws of the Province of British Columbia and the Federal laws of Canada applicable in that Province.

        The opinions expressed below are subject to:

          (a)   bankruptcy, insolvency and other laws affecting the rights of creditors generally; and

          (b)   the qualification that equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a Court of competent jurisdiction.

        Based and relying on and subject to the foregoing, we are of the opinion that:

          1.     The statutory requirements for the enforcement of the security interests created by the Security Agreements have been complied with by the Secured Parties.

          2.     Perseus is entitled to assign all of its rights under the Voluntary Foreclosure Notices to NxtPhase T&D Corporation and NxtPhase T&D Inc.

          3.     The Assignments are effective to assign and transfer to NxtPhase T&D Corporation and NxtPhase T&D Inc. all of the security interests created by the Security Agreements and all of the rights of Perseus under the Voluntary Foreclosure Notices.

          4.     Each of NxtPhase T&D Corporation and NxtPhase T&D Inc. has all necessary corporate power and capacity, and is otherwise entitled, to hold or dispose of the collateral which was charged by the Security Agreements free from:

            (a)   any interest of NxtPhase Corporation or NxtPhase Inc.;

            (b)   any interest subordinate to that of NxtPhase Corporation or NxtPhase Inc.;

            (c)   the interest of Perseus; and

            (d)   any interest subordinate to that of Perseus.

          5.     Any purchaser from NxtPhase T&D Corporation and NxtPhase T&D Inc. of the collateral which was charged by the Security Agreements will acquire the collateral free from:

            (a)   any interest of NxtPhase Corporation or NxtPhase Inc.;

            (b)   any interest subordinate to that of NxtPhase Corporation or NxtPhase Inc.;

            (c)   the interest of Perseus; and

            (d)   any interest subordinate to that of Perseus.

        The opinions expressed above are provided solely for the benefit of Beacon Power Corporation and:

            (i)  Perseus 2000, L.L.C.;

           (ii)  Western Technology Seed Investment Fund Limited Partnership;

          (iii)  Working Opportunity Fund (EVCC) Ltd.;

          (iv)  Canadian Science and Technology Growth Fund Inc.;

           (v)  Hydro-Quebec Capitech Inc.;

          (vi)  GE Capital Equity Holdings Inc.;

         (vii)  El Dorado Investment Company;

        (viii)  David Burnstein; and

          (ix)  OPG Ventures, Inc.

and may not be used or relied on by any other person for any other purpose.

        We hereby consent to the use of this opinion by Beacon Power Corporation ("Beacon") and its professional advisors as an exhibit to Beacon's registration statement ("Registration Statement") on Form S-4 under the Securities Act of 1933, as amended, to be filed in relation to the Plan of Arrangement regarding NxtPhase T&D Corporation and NxtPhase T&D Inc. and to the reference to our name in the Prospectus constituting a part of such Registration Statement under the heading "Legal Matters."

Yours truly,

/s/  PETER J. REARDON
Peter J. Reardon
for Lang Michener LLP

ANNEX K

CERTIFICATE OF AMENDMENT
OF
SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BEACON POWER CORPORATION

        Beacon Power Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY

that the Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the Fourth Article of the Sixth Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows (the "Amendment"):

  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 170,000,000 shares of common stock, $0.01 par value per share ("Common Stock") and 10,000,000 shares of preferred stock, $0.01 par value per share, ("Preferred Stock").

  The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

  A.    COMMON STOCK.

  1.    GENERAL.    170,000,000 shares of Common Stock may be issued from time to time as determined by the Board of Directors. The voting, dividend and liquidation rights of the holders of the Common stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

  2.    VOTING.    The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

  3.    DIVIDENDS.    Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

  4.    LIQUIDATION.    Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

  B.    PREFERRED STOCK.

  1.    ISSUANCE.    10,000,000 shares of Preferred Stock may be issued from time to time as determined by the Board of Directors. The Board of Directors is hereby authorized to designate each series, to establish the number of shares to be included in each series and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such additional series, to increase or decrease (but not below the number of shares of such series then

K-1

  outstanding) the number of shares of any such additional series subsequent to the issue of shares of that series.

  2.    RIGHTS.    Authorized and unissued shares of Preferred Stock may be issued with such designations, voting powers, preferences, and relative, participating, option or other special rights, and qualifications, limitations and restrictions on such rights, as the Board of Directors may authorize by resolutions duly adopted prior to the issuance of any shares of series of Preferred Stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple or fractional votes per share; (iii) the dividend rate on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Corporation, or the distribution of its assets; and (vii) the prices or rates of conversion at which, the terms and conditions on which, the shares are convertible.

AND DOES HEREBY FURTHER CERTIFY

        That the Amendment was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote on the Amendment was [                        ] shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of the Amendment, which was the vote required for its adoption.

AND DOES HEREBY FURTHER CERTIFY

        That the filing of this Certificate was duly approved by the Board of Directors of the Corporation in accordance with Section 242 of the Delaware General Corporation Law and the Corporation's by-laws at a meeting at which a quorum of the Board of Directors was present and acting throughout. Earlier, the Board of Directors had unanimously approved the Amendment, directed that it be submitted to a vote of the stockholders of the Corporation and recommended that the stockholders approve it.

        IN WITNESS WHEREOF, Beacon Power Corporation has caused this Certificate to be executed by its duly elected Secretary as of [            ], 200[    ].

Beacon Power Corporation
By: James M. Spiezio, Secretary

K-2

PROXY

BEACON POWER CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints James M. Spiezio and F. William Capp, and each of them, as proxy (each of whom shall have full power of substitution) to represent the undersigned at the Special Meeting of Stockholders to be held at Beacon Power Corporation's offices located at 234 Ballardvale Street, Wilmington, Massachusetts 01887 on                        , 2005 at 10:00 a.m. (local time) and at any adjournment thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated on the reverse.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE JOINT PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. ANY PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME BEFORE ITS EXERCISE BY DELIVERY OF A WRITTEN REVOCATION OR A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Your vote is important. Please vote immediately.

THE BOARD OF DIRECTORS CANNOT RECOMMEND A VOTE FOR THE PLAN OF ARRANGEMENT TRANSACTION AT THE BEACON POWER CORPORATION SHARE PRICE AS OF SEPTEMBER 21, 2005.

PROPOSAL 1:	Approve the Plan of Arrangement and the related Arrangement Agreement, dated as of April 22, 2005, as amended on September 27, 2005, among NxtPhase T&D Corporation, Beacon and Beacon Acquisition Co., a wholly owned subsidiary of Beacon, as described in the attached joint proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO BEACON'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED AMOUNT OF COMMON STOCK.

PROPOSAL 2:	Approve an amendment to Beacon's Sixth Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of common stock issuable from 110,000,000 to 170,000,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING PROPOSAL.

PROPOSAL 3:	Adjourn the special meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of any or all of the above matters presented at the special meeting to approve those matters.

FOR ☐	AGAINST ☐	ABSTAIN ☐
OTHER MATTERS:
This proxy, when properly executed, will be voted by the persons named in this proxy above to transact such other business as may properly come before the meeting or any adjournments as postponements thereof.
Signature:	Date:

Signature:	Date:

NOTE: Please date, sign and return promptly. Signature of the stockholder(s) should correspond exactly with the name(s) in which the shares are registered. If the shares are registered in the names of two or more persons, each joint owner should sign personally. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title.

2

NXTPHASE T&D CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Andrea Johnston and Hillar Kalmar as proxy (who shall have full power of substitution) to represent the undersigned at the Special Meeting of Stockholders to be held at NxtPhase T&D Corporation's headquarters located at 2635 Lillooet Street, Vancouver, British Columbia, Canada V5M 4P7 on                        , 2005 at 10:00 a.m. (local time) and at any adjournment thereof, and to vote the shares of common stock and Class A preferred stock the undersigned would be entitled to vote if personally present, as indicated on the reverse.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSALS 1 AND 2 AS MORE SPECIFICALLY DESCRIBED IN THE JOINT PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. ANY PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME BEFORE ITS EXERCISE BY DELIVERY OF A WRITTEN REVOCATION OR A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

PLEASE DATE, SIGN AND MAIL YOUR PROXY
CARD BACK AS SOON AS POSSIBLE.
(Continued and to be signed on reverse side)

PROPOSAL 1:	Approve the Plan of Arrangement and the related Arrangement Agreement, dated as of April 22, 2005, as amended on September 27, 2005, among NxtPhase T&D Corporation, Beacon and Beacon Acquisition Co., a wholly owned subsidiary of Beacon, as described in the attached joint proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL 2:	Adjourn the special meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of any or all of the above matters presented at the special meeting to approve those matters.

FOR ☐	AGAINST ☐	ABSTAIN ☐
OTHER MATTERS:	This proxy, when properly executed, will be voted by the persons named in this proxy above to transact such other business as may properly come before the meeting or any adjournments as postponements thereof.
Signature:	Date:

Signature:	Date:

NOTE: Please date, sign and return promptly. Signature of the stockholder(s) should correspond exactly with the name(s) in which the shares are registered. If the shares are registered in the names of two or more persons, each joint owner should sign personally. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title.

2

QuickLinks

QUESTIONS AND ANSWERS FOR BEACON AND NXTPHASE STOCKHOLDERS
SUMMARY
RISK FACTORS
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
BEACON SELECTED HISTORICAL FINANCIAL DATA
NXTPHASE SELECTED HISTORICAL FINANCIAL DATA
COMPARATIVE HISTORICAL AND PRO FORMA COMBINED PER SHARE DATA
THE BEACON SPECIAL MEETING
THE NXTPHASE SPECIAL MEETING
BEACON AND NXTPHASE PROPOSAL NO. 1—THE PLAN OF ARRANGEMENT
THE PLAN OF ARRANGEMENT
VOTING AGREEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BEACON
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF NXTPHASE
MATERIAL CONTRACTS BETWEEN NXTPHASE OR ITS AFFILIATES AND BEACON OR ITS AFFILIATES
BUSINESS OF BEACON
BEACON MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF JUNE 30, 2005
BEACON MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2004
BEACON'S CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
BEACON QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
BUSINESS OF NXTPHASE
NXTPHASE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF JUNE 30, 2005
NXTPHASE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2004
NXTPHASE CORPORATION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF AUGUST 16, 2004
NXTPHASE CORPORATION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2003
DESCRIPTION OF BEACON CAPITAL STOCK
COMPARATIVE RIGHTS OF BEACON AND NXTPHASE STOCKHOLDERS
DIRECTORS AND EXECUTIVE OFFICERS OF BEACON AFTER THE PLAN OF ARRANGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
BEACON PROPOSAL NO. 2
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF BEACON AND NXTPHASE
BEACON POWER CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT JUNE 30, 2005
BEACON POWER CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT JUNE 30, 2005
BEACON POWER CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005
BEACON POWER CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
INDEPENDENT AUDITORS
LEGAL MATTERS
OTHER MATTERS
HOUSEHOLDING OF PROXY MATERIALS FOR BEACON STOCKHOLDERS
WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT BEACON
DOCUMENTS INCORPORATED BY REFERENCE BY BEACON
APPROVAL OF DIRECTORS OF NXTPHASE
INDEX TO NXTPHASE T&D CORPORATION CONSOLIDATED FINANCIAL STATEMENTS
NXTPHASE T&D CORPORATION Consolidated Balance Sheet (Expressed in United States dollars)
NXTPHASE T&D CORPORATION Consolidated Statement of Operations (Expressed in United States dollars) Period from August 17, 2004 to December 31, 2004
NXTPHASE T&D CORPORATION Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (Expressed in United States dollars) Period from August 17, 2004 to December 31, 2004
NXTPHASE T&D CORPORATION Consolidated Statements of Cash Flows (Expressed in United States dollars) Period from August 17, 2004 to December 31, 2004
NXTPHASE T&D CORPORATION Notes to Consolidated Financial Statements (Expressed in United States dollars) Period from August 17, 2004 to December 31, 2004
NXTPHASE T&D CORPORATION Consolidated Balance Sheet (Expressed in United States dollars) (Unaudited)
NXTPHASE T&D CORPORATION Consolidated Statement of Operations (Expressed in United States dollars) (Unaudited) Six months ended June 30, 2005
NXTPHASE T&D CORPORATION Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (Expressed in United States dollars) (Unaudited) Period from August 17, 2004 to June 30, 2005
NXTPHASE T&D CORPORATION Consolidated Statements of Cash Flows (Expressed in United States dollars) (Unaudited)
NXTPHASE T&D CORPORATION Notes to Consolidated Financial Statements (Expressed in United States dollars) (Unaudited) Six months ended June 30, 2005
INDEX TO NXTPHASE CORPORATION CONSOLIDATED FINANCIAL STATEMENTS
NXTPHASE CORPORATION Consolidated Balance Sheets (Expressed in United States dollars) December 31, 2003 and 2002
NXTPHASE CORPORATION Consolidated Statements of Operations (Expressed in United States dollars) Years ended December 31, 2003 and 2002
NXTPHASE CORPORATION Consolidated Statements of Cash Flows (Expressed in United States dollars) Years ended December 31, 2003 and 2002
NXTPHASE CORPORATION Notes to Consolidated Financial Statements (Expressed in United States dollars) Years ended December 31, 2003 and 2002
NXTPHASE CORPORATION Interim Consolidated Balance Sheets (Expressed in United States dollars)
NXTPHASE CORPORATION Interim Consolidated Statements of Operations (Expressed in United States dollars)
NXTPHASE CORPORATION Interim Consolidated Statements of Cash Flows (Expressed in United States dollars)
NXTPHASE CORPORATION Notes to Interim Consolidated Financial Statements (Expressed in United States dollars) Period from August 1, 2004 to August 16, 2004 Year ended December 31, 2003
PART 2 ARRANGEMENT
PART 5 CONDITIONS PRECEDENT
PART 6 AMENDMENT AND TERMINATION
PART 7 GENERAL
Schedule "A" Plan of Arrangement Under Section 192 The Canada Business Corporations Act
FIRST AMENDMENT TO ARRANGEMENT AGREEMENT
RECITALS
ANNEX B Form of NxtPhase Stockholder Letter Agreement
Exhibit A Representations, Warranties, and Covenants
Exhibit B Indemnification
ANNEX C INTERIM ORDER AND NOTICE OF APPLICATION FOR FINAL ORDER
ANNEX D Section 190 of the Canadian Business Corporations Act
ANNEX E Opinion of Ardour Capital Investments, LLC
ANNEX F Opinion of Black Point Partners, Inc.
  Annex G
NXTPHASE T&D CORPORATION TABLE OF CONTENTS
VALUATION REPORT NXTPHASE T&D CORPORATION
NXTPHASE T&D CORPORATION Consolidated Balance Sheet
NXTPHASE T&D CORPORATION Consolidated Income Statement
NXTPHASE T&D CORPORATION Pro Forma Financial Results For the Years Ended December 31,
NXTPHASE T&D CORPORATION Tangible Asset Backing as at December 31, 2004
NXTPHASE T&D CORPORATION Leverage Analysis Calculation: as at December 31, 2004
NXTPHASE T&D CORPORATION FAIR MARKET VALUE OF THE RELAY & RECORDER DIVISION For the Years Ended December 31,
NXTPHASE T&D CORPORATION FAIR MARKET VALUE OF THE OPTICAL DIVISION For the Years Ended December 31,
NXTPHASE T&D CORPORATION ADJUSTED BOOK VALUE APPROACH
  Annex H
APPENDIX 1.0 NXTPHASE 2005 BUSINESS PLAN **Available Directly from Beacon Power Management
NXTPHASE T&D CORPORATION Consolidated Balance Sheet
NXTPHASE T&D CORPORATION Consolidated Income Statement
APPENDIX 3.0 NXTPHASE FINANCIAL PROJECTIONS
NXTPHASE T&D CORPORATION Pro Forma Financial Results For the Years Ended December 31,
NXTPHASE T&D CORPORATION Relay & Recorder Customer Backlog As At December 31, 2004
NXTPHASE T&D CORPORATION FAIR VALUE OF RELAY & RECORDER CUSTOMER RELATIONSHIPS For the Years Ended December 31,
NXTPHASE T&D CORPORATION FAIR VALUE OF THE RELAY & RECORDER INTELLECTUAL PROPERTY—EXISTING PRODUCTS For the Years Ended December 31,
NXTPHASE T&D CORPORATION FAIR VALUE OF THE RELAY & RECORDER INTELLECTUAL PROPERTY—NEW PRODUCTS / PRODUCT ENHANCEMENTS For the Years Ended December 31,
NXTPHASE T&D CORPORATION Optical Customer Backlog As At December 31, 2004
NXTPHASE T&D CORPORATION FAIR VALUE OF OPTICAL CUSTOMER RELATIONSHIPS For the Years Ended December 31,
NXTPHASE T&D CORPORATION FAIR VALUE OF THE OPTICAL INTELLECTUAL PROPERTY—EXISTING PRODUCTS For the Years Ended December 31,
NXTPHASE T&D CORPORATION FAIR VALUE OF THE OPTICAL INTELLECTUAL PROPERTY—NEW PRODUCTS/PRODUCT ENHANCEMENTS For the Years Ended December 31,
  Annex I
LIMITED APPRAISAL RECONCILIATION ASSESSMENT BEACON POWER CORPORATION Wilmington, Massachusetts & NXTPHASE T&D CORPORATION Vancouver, British Columbia April 19, 2005

LIMITED APPRAISAL RECONCILIATION ASSESSMENT BEACON POWER CORPORATION & NXTPHASE T&D CORPORATION
NXTPHASE T&D CORPORATION ADJUSTED BOOK VALUE APPROACH
NXTPHASE T&D CORPORATION MARKET VALUE OF THE RELAY & RECORDER DIVISION For the Years Ended December 31,
BEACON POWER CORPORATION—MARKET VALUE RECONCILIATION
ANNEX K CERTIFICATE OF AMENDMENT OF SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BEACON POWER CORPORATION